UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Rydex Series Funds
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2015

Rydex Funds Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

RSECF-ANN-2-0315x0316	guggenheiminvestments.com

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
BANKING FUND	11
BASIC MATERIALS FUND	19
BIOTECHNOLOGY FUND	27
CONSUMER PRODUCTS FUND	35
ELECTRONICS FUND	44
ENERGY FUND	52
ENERGY SERVICES FUND	60
FINANCIAL SERVICES FUND	67
HEALTH CARE FUND	77
INTERNET FUND	87
LEISURE FUND	95
PRECIOUS METALS FUND	105
REAL ESTATE FUND	113
RETAILING FUND	122
TECHNOLOGY FUND	131
TELECOMMUNICATIONS FUND	141
TRANSPORTATION FUND	149
UTILITIES FUND	157
NOTES TO FINANCIAL STATEMENTS	165
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	178
OTHER INFORMATION	179
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	181
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	184

THE RYDEX FUNDS ANNUAL REPORT | 1

  March 31, 2015

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 18 of our sector funds (the “Funds”) for the annual period ended March 31, 2015.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
April 30, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the fund’s holdings in issuers of the same or similar offerings. These funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2015

The U.S. continued to enjoy a self-sustaining economic expansion for the 12-month period ended March 31, 2015, although winter weather was likely to distort first-quarter economic data. In addition, U.S. companies scaled back hiring in the last month of the period, adding to evidence that the domestic economy has lost some momentum since the turn of the year. The March increase in payrolls was the smallest since December 2013 and broke a 12-month run of gains above 200,000.

Despite this short-term dislocation, the economy remains on track. Indeed, many other labor market indicators, such as initial jobless claims and the job openings rate, suggest that the U.S. labor market remains quite strong, supporting the conclusion that March’s payroll report was just a temporary blip, similar to the one witnessed last winter. As soon as temporary seasonal factors have dissipated, economic data is likely to bounce back. The labor market has improved over the past year, as subdued mortgage rates and tight housing inventory continue to point to fairly stable appreciation in the housing market, which is key to the ongoing recovery. Consumers are also being helped by lower fuel prices, which are acting as a tax cut for U.S. consumers, freeing up discretionary spending in other areas and acting as a support for consumption.

In Europe, economic data has been surprisingly good and should continue along that path on the back of the European Central Bank’s program of quantitative easing and depreciation of the euro. Japan’s economy remains weak and, without more structural reform, continued monetary accommodation could lead to stagflation. China’s policymakers appear likely to continue the supply of credit and do whatever else is necessary to maintain growth there at an acceptable pace for the near term.

Given weakness overseas and the effect of a stronger U.S. dollar on international earnings, some stocks could face a more challenging environment in the near term, but our research shows that equity markets tend to perform quite well in the periods leading up to a U.S. Federal Reserve (the “Fed”) rate increase. The yield on the 10-year Treasury note declined in January by more than 50 basis points before rebounding in February, echoing the pattern since 2009—Treasury yields decline and a sell-off ensues, driving rates higher. Then conditions stabilize, and rates test their previous lows. Liquidity from foreign central banks and comparatively attractive U.S. yields continue to push global investors to U.S. Treasuries, which should hold down U.S. interest rates in the near term.

Against this backdrop, the U.S. central bank feels pressure to raise its key rate above zero, but insists the decision will be data-dependent and not occur prematurely. With a secular inflation increase unlikely in the near term, slack in the economy, and disinflation being imported from abroad, the Fed may not hike rates until later in the year. The Fed for now appears to be focused on wage growth, which is key for sustaining the expansion but also an indicator of inflationary pressure. The lack of sustained wage growth has been a topic that has confounded the Fed lately. Given the strengthening employment numbers and the apparent reduction in labor market slack, wages should start to increase more steadily across the board. This is one of the most important data points at the moment for the Fed.

The underlying U.S. economy remains strong and investors should avoid being panicked by seasonal setbacks. Indeed, considering the strength of the economy and the wave of liquidity emanating from various central banks around the world, the general investment environment should remain attractive.

For the 12 months ended March 31, 2015, the Standard & Poor’s 500® (“S&P 500”) Index* returned 12.73%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -0.92%. The return of the MSCI Emerging Markets Index* was 0.44%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 5.72% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 2.00%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.03% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	March 31, 2015

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free-float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary Index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media, and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples Index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages, and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy Index comprises companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment, and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining, and/or transportation of oil and gas products, coal, and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials Index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care Index encompasses two main industry groups. The first includes companies which manufacture health care equipment and supplies or provide health care-related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production, and marketing of pharmaceuticals, biotechnology, and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials Index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment, and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office, and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail, and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology Index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the internet, applications, systems, databases management, and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment, and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials Index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products, and related packaging products, and metals, minerals, and mining companies, including producers of steel.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2015

S&P 500® Telecommunication Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunications Services Index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth, and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities Index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2014 and ending March 31, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund
Investor Class	1.33%	0.71%	$1,000.00	$1,007.10	$6.66
Advisor Class	1.84%	0.47%	1,000.00	1,004.70	9.20
A-Class	1.59%	0.56%	1,000.00	1,005.60	7.95
C-Class	2.33%	0.21%	1,000.00	1,002.10	11.63
Basic Materials Fund
Investor Class	1.33%	(3.04%)	1,000.00	969.60	6.53
Advisor Class	1.83%	(3.33%)	1,000.00	966.70	8.97
A-Class	1.58%	(3.18%)	1,000.00	968.20	7.75
C-Class	2.34%	(3.54%)	1,000.00	964.60	11.46
Biotechnology Fund
Investor Class	1.31%	27.18%	1,000.00	1,271.80	7.42
Advisor Class	1.81%	26.86%	1,000.00	1,268.60	10.24
A-Class	1.56%	27.02%	1,000.00	1,270.20	8.83
C-Class	2.31%	26.52%	1,000.00	1,265.20	13.05
Consumer Products Fund
Investor Class	1.32%	8.20%	1,000.00	1,082.00	6.85
Advisor Class	1.83%	7.93%	1,000.00	1,079.30	9.49
A-Class	1.57%	8.04%	1,000.00	1,080.40	8.14
C-Class	2.32%	7.64%	1,000.00	1,076.40	12.01
Electronics Fund
Investor Class	1.33%	11.39%	1,000.00	1,113.90	7.01
Advisor Class	1.83%	11.09%	1,000.00	1,110.90	9.63
A-Class	1.59%	11.27%	1,000.00	1,112.70	8.37
C-Class	2.34%	10.86%	1,000.00	1,108.60	12.30
Energy Fund
Investor Class	1.33%	(21.47%)	1,000.00	785.30	5.92
Advisor Class	1.83%	(21.61%)	1,000.00	783.90	8.14
A-Class	1.58%	(21.46%)	1,000.00	785.40	7.03
C-Class	2.33%	(21.87%)	1,000.00	781.30	10.35
Energy Services Fund
Investor Class	1.34%	(32.66%)	1,000.00	673.40	5.59
Advisor Class	1.83%	(32.89%)	1,000.00	671.10	7.62
A-Class	1.58%	(32.76%)	1,000.00	672.40	6.59
C-Class	2.34%	(33.01%)	1,000.00	669.90	9.74
Financial Services Fund
Investor Class	1.33%	6.96%	1,000.00	1,069.60	6.86
Advisor Class	1.83%	6.70%	1,000.00	1,067.00	9.43
A-Class	1.57%	6.83%	1,000.00	1,068.30	8.10
C-Class	2.33%	6.44%	1,000.00	1,064.40	11.99
Health Care Fund
Investor Class	1.33%	20.04%	1,000.00	1,200.40	7.30
Advisor Class	1.83%	19.74%	1,000.00	1,197.40	10.03
A-Class	1.58%	19.88%	1,000.00	1,198.80	8.66
C-Class	2.33%	19.47%	1,000.00	1,194.70	12.75

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.33%	2.59%	$1,000.00	$1,025.90	$6.72
Advisor Class	1.83%	2.32%	1,000.00	1,023.20	9.23
A-Class	1.59%	2.46%	1,000.00	1,024.60	8.03
C-Class	2.33%	2.07%	1,000.00	1,020.70	11.74
Leisure Fund
Investor Class	1.32%	8.86%	1,000.00	1,088.60	6.87
Advisor Class	1.81%	8.65%	1,000.00	1,086.50	9.42
A-Class	1.56%	8.73%	1,000.00	1,087.30	8.12
C-Class	2.33%	8.34%	1,000.00	1,083.40	12.10
Precious Metals Fund
Investor Class	1.23%	(19.68%)	1,000.00	803.20	5.53
Advisor Class	1.73%	(19.90%)	1,000.00	801.00	7.77
A-Class	1.48%	(19.85%)	1,000.00	801.50	6.65
C-Class	2.23%	(20.13%)	1,000.00	798.70	10.00
Real Estate Fund
A-Class	1.58%	13.81%	1,000.00	1,138.10	8.42
C-Class	2.33%	13.39%	1,000.00	1,133.90	12.40
H-Class	1.57%	13.81%	1,000.00	1,138.10	8.37
Retailing Fund
Investor Class	1.32%	18.39%	1,000.00	1,183.90	7.19
Advisor Class	1.81%	18.16%	1,000.00	1,181.60	9.84
A-Class	1.56%	18.28%	1,000.00	1,182.80	8.49
C-Class	2.33%	17.77%	1,000.00	1,177.70	12.65
Technology Fund
Investor Class	1.33%	5.44%	1,000.00	1,054.40	6.81
Advisor Class	1.84%	5.17%	1,000.00	1,051.70	9.41
A-Class	1.58%	5.33%	1,000.00	1,053.30	8.09
C-Class	2.33%	4.92%	1,000.00	1,049.20	11.90
Telecommunications Fund
Investor Class	1.34%	0.08%	1,000.00	1,000.80	6.68
Advisor Class	1.85%	(0.16%)	1,000.00	998.40	9.22
A-Class	1.58%	(0.04%)	1,000.00	999.60	7.88
C-Class	2.33%	(0.44%)	1,000.00	995.60	11.59
Transportation Fund
Investor Class	1.33%	11.38%	1,000.00	1,113.80	7.01
Advisor Class	1.83%	11.08%	1,000.00	1,110.80	9.63
A-Class	1.58%	11.24%	1,000.00	1,112.40	8.32
C-Class	2.33%	10.81%	1,000.00	1,108.10	12.25
Utilities Fund
Investor Class	1.33%	7.51%	1,000.00	1,075.10	6.88
Advisor Class	1.83%	7.25%	1,000.00	1,072.50	9.46
A-Class	1.58%	7.34%	1,000.00	1,073.40	8.17
C-Class	2.33%	6.98%	1,000.00	1,069.80	12.02

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund
Investor Class	1.33%	5.00%	$1,000.00	$1,018.30	$6.69
Advisor Class	1.84%	5.00%	1,000.00	1,015.76	9.25
A-Class	1.59%	5.00%	1,000.00	1,017.00	8.00
C-Class	2.33%	5.00%	1,000.00	1,013.31	11.70
Basic Materials Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.30	6.69
Advisor Class	1.83%	5.00%	1,000.00	1,015.81	9.20
A-Class	1.58%	5.00%	1,000.00	1,017.05	7.95
C-Class	2.34%	5.00%	1,000.00	1,013.26	11.75
Biotechnology Fund
Investor Class	1.31%	5.00%	1,000.00	1,018.40	6.59
Advisor Class	1.81%	5.00%	1,000.00	1,015.91	9.10
A-Class	1.56%	5.00%	1,000.00	1,017.15	7.85
C-Class	2.31%	5.00%	1,000.00	1,013.41	11.60
Consumer Products Fund
Investor Class	1.32%	5.00%	1,000.00	1,018.35	6.64
Advisor Class	1.83%	5.00%	1,000.00	1,015.81	9.20
A-Class	1.57%	5.00%	1,000.00	1,017.10	7.90
C-Class	2.32%	5.00%	1,000.00	1,013.36	11.65
Electronics Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.30	6.69
Advisor Class	1.83%	5.00%	1,000.00	1,015.81	9.20
A-Class	1.59%	5.00%	1,000.00	1,017.00	8.00
C-Class	2.34%	5.00%	1,000.00	1,013.26	11.75
Energy Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.30	6.69
Advisor Class	1.83%	5.00%	1,000.00	1,015.81	9.20
A-Class	1.58%	5.00%	1,000.00	1,017.05	7.95
C-Class	2.33%	5.00%	1,000.00	1,013.31	11.70
Energy Services Fund
Investor Class	1.34%	5.00%	1,000.00	1,018.25	6.74
Advisor Class	1.83%	5.00%	1,000.00	1,015.81	9.20
A-Class	1.58%	5.00%	1,000.00	1,017.05	7.95
C-Class	2.34%	5.00%	1,000.00	1,013.26	11.75
Financial Services Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.30	6.69
Advisor Class	1.83%	5.00%	1,000.00	1,015.81	9.20
A-Class	1.57%	5.00%	1,000.00	1,017.10	7.90
C-Class	2.33%	5.00%	1,000.00	1,013.31	11.70
Health Care Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.30	6.69
Advisor Class	1.83%	5.00%	1,000.00	1,015.81	9.20
A-Class	1.58%	5.00%	1,000.00	1,017.05	7.95
C-Class	2.33%	5.00%	1,000.00	1,013.31	11.70

THE RYDEX FUNDS ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.33%	5.00%	$1,000.00	$1,018.30	$6.69
Advisor Class	1.83%	5.00%	1,000.00	1,015.81	9.20
A-Class	1.59%	5.00%	1,000.00	1,017.00	8.00
C-Class	2.33%	5.00%	1,000.00	1,013.31	11.70
Leisure Fund
Investor Class	1.32%	5.00%	1,000.00	1,018.35	6.64
Advisor Class	1.81%	5.00%	1,000.00	1,015.91	9.10
A-Class	1.56%	5.00%	1,000.00	1,017.15	7.85
C-Class	2.33%	5.00%	1,000.00	1,013.31	11.70
Precious Metals Fund
Investor Class	1.23%	5.00%	1,000.00	1,018.80	6.19
Advisor Class	1.73%	5.00%	1,000.00	1,016.31	8.70
A-Class	1.48%	5.00%	1,000.00	1,017.55	7.44
C-Class	2.23%	5.00%	1,000.00	1,013.81	11.20
Real Estate Fund
A-Class	1.58%	5.00%	1,000.00	1,017.05	7.95
C-Class	2.33%	5.00%	1,000.00	1,013.31	11.70
H-Class	1.57%	5.00%	1,000.00	1,017.10	7.90
Retailing Fund
Investor Class	1.32%	5.00%	1,000.00	1,018.35	6.64
Advisor Class	1.81%	5.00%	1,000.00	1,015.91	9.10
A-Class	1.56%	5.00%	1,000.00	1,017.15	7.85
C-Class	2.33%	5.00%	1,000.00	1,013.31	11.70
Technology Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.30	6.69
Advisor Class	1.84%	5.00%	1,000.00	1,015.76	9.25
A-Class	1.58%	5.00%	1,000.00	1,017.05	7.95
C-Class	2.33%	5.00%	1,000.00	1,013.31	11.70
Telecommunications Fund
Investor Class	1.34%	5.00%	1,000.00	1,018.25	6.74
Advisor Class	1.85%	5.00%	1,000.00	1,015.71	9.30
A-Class	1.58%	5.00%	1,000.00	1,017.05	7.95
C-Class	2.33%	5.00%	1,000.00	1,013.31	11.70
Transportation Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.30	6.69
Advisor Class	1.83%	5.00%	1,000.00	1,015.81	9.20
A-Class	1.58%	5.00%	1,000.00	1,017.05	7.95
C-Class	2.33%	5.00%	1,000.00	1,013.31	11.70
Utilities Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.30	6.69
Advisor Class	1.83%	5.00%	1,000.00	1,015.81	9.20
A-Class	1.58%	5.00%	1,000.00	1,017.05	7.95
C-Class	2.33%	5.00%	1,000.00	1,013.31	11.70

[1]	Annualized and excludes expenses in the underlying funds in which the Funds invest.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2014 to March 31, 2015.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“banking companies”).

For the one-year period ended March 31, 2015, Banking Fund Investor Class returned -0.73%, compared with the S&P 500 Financials Index, which returned 9.96%. The broader S&P 500 Index returned 12.73%.

The industry that contributed most to performance was banks, followed by diversified financial services. The thrifts & mortgage finance industry contributed least to Fund return. The commercial banks industry was the only detractor from return.

Among the best-performing holdings in the Fund for the period were Wells Fargo & Co., HDFC Bank Ltd. ADR, and Bank of New York Mellon Corp. The worst-performing holdings for the period were Fifth Third Bancorp, Bancolombia S.A. ADR, and Bank of America Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	4.0%
Wells Fargo & Co.	4.0%
Citigroup, Inc.	3.9%
Bank of America Corp.	3.9%
U.S. Bancorp	3.1%
PNC Financial Services Group, Inc.	2.4%
Bank of New York Mellon Corp.	2.4%
Capital One Financial Corp.	2.3%
State Street Corp.	1.9%
BB&T Corp.	1.9%
Top Ten Total	29.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	-0.73%	4.84%	-3.43%
Advisor Class Shares	-1.19%	4.32%	-3.92%
A-Class Shares	-0.98%	4.57%	-3.70%
A-Class Shares with sales charge†	-5.68%	3.56%	-4.17%
C-Class Shares	-1.71%	3.80%	-4.35%
C-Class Shares with CDSC‡	-2.69%	3.80%	-4.35%
S&P 500 Financials Index	9.96%	10.53%	0.58%
S&P 500 Index	12.73%	14.47%	8.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
BANKING FUND

	Shares	Value

COMMON STOCKS† - 100.2%

SUPER-REGIONAL BANKS-U.S. - 18.0%
Wells Fargo & Co.	35,627	$1,938,108
U.S. Bancorp	34,469	1,505,261
PNC Financial Services Group, Inc.	12,816	1,194,964
Capital One Financial Corp.	14,201	1,119,323
SunTrust Banks, Inc.	19,199	788,887
Fifth Third Bancorp	35,731	673,529
KeyCorp	42,113	596,320
Huntington Bancshares, Inc.	47,017	519,538
Comerica, Inc.	10,827	488,623
Total Super-Regional Banks-U.S.		8,824,553

COMMERCIAL BANKS-NON-U.S. - 17.8%
Itau Unibanco Holding S.A. ADR	59,238	655,172
ICICI Bank Ltd. ADR	55,785	577,933
Royal Bank of Canada	9,556	576,800
Banco Bradesco S.A. ADR	62,088	576,177
Toronto-Dominion Bank	12,992	556,707
Banco Santander S.A. ADR	73,648	548,678
HDFC Bank Ltd. ADR	9,109	536,429
Credicorp Ltd.	3,755	528,066
Bank of Montreal	8,302	497,871
Bank of Nova Scotia	9,774	490,948
Bancolombia S.A. ADR	12,085	475,303
Canadian Imperial Bank of Commerce	6,496	470,960
Banco Santander Chile ADR	21,636	469,068
ING Groep N.V. ADR*	32,016	467,754
Banco Bilbao Vizcaya Argentaria S.A. ADR	45,631	457,679
Grupo Financiero Santander Mexico SAB de CV ADR	40,364	440,775
Sumitomo Mitsui Financial Group, Inc. ADR	55,234	427,511
Total Commercial Banks-Non-U.S.		8,753,831

DIVERSIFIED BANKING INSTITUTIONS - 16.7%
JPMorgan Chase & Co.	32,103	1,944,799
Citigroup, Inc.	36,973	1,904,849
Bank of America Corp.	123,107	1,894,617
HSBC Holdings plc ADR	14,146	602,478
Deutsche Bank AG	15,441	536,266
Credit Suisse Group AG ADR	18,892	508,762
Barclays plc ADR	31,220	454,875
UBS Group AG*	19,238	361,097
Total Diversified Banking Institutions		8,207,743

COMMERCIAL BANKS-SOUTHERN U.S. - 11.0%
BB&T Corp.	23,547	918,098
Regions Financial Corp.	64,389	608,476
Popular, Inc.*	13,019	447,723
Synovus Financial Corp.	11,987	335,756
BankUnited, Inc.	9,713	318,004
First Horizon National Corp.	22,158	316,638
Bank of the Ozarks, Inc.	8,382	309,547
First Citizens BancShares, Inc. — Class A	1,120	290,853
IBERIABANK Corp.	4,548	286,660
United Bankshares, Inc.	7,398	278,017
Hancock Holding Co.	9,166	273,697
Home BancShares, Inc.	7,760	262,986
BancorpSouth, Inc.	11,279	261,898
Hilltop Holdings, Inc.*	12,329	239,676
Trustmark Corp.	9,267	225,003
Total Commercial Banks-Southern U.S.		5,373,032

COMMERCIAL BANKS-WESTERN U.S. - 9.4%
First Republic Bank	8,642	493,371
SVB Financial Group*	3,560	452,262
East West Bancorp, Inc.	10,341	418,397
Zions Bancorporation	15,034	405,918
City National Corp.	4,413	393,110
PacWest Bancorp	8,101	379,856
Umpqua Holdings Corp.	19,749	339,288
Bank of Hawaii Corp.	4,749	290,686
Western Alliance Bancorporation*	9,408	278,853
Cathay General Bancorp	9,290	264,301
Glacier Bancorp, Inc.	9,490	238,674
CVB Financial Corp.	14,312	228,133
Columbia Banking System, Inc.	7,743	224,315
Westamerica Bancorporation	4,304	185,976
Total Commercial Banks-Western U.S.		4,593,140

COMMERCIAL BANKS-CENTRAL U.S. - 8.8%
Cullen/Frost Bankers, Inc.	5,243	362,185
BOK Financial Corp.	5,882	360,096
Commerce Bancshares, Inc.	8,287	350,706
Prosperity Bancshares, Inc.	6,393	335,505
FirstMerit Corp.	16,298	310,640
Associated Banc-Corp.	15,609	290,327
PrivateBancorp, Inc. — Class A	8,177	287,585
TCF Financial Corp.	17,904	281,451
UMB Financial Corp.	5,157	272,754
MB Financial, Inc.	8,530	267,074
Wintrust Financial Corp.	5,490	261,763
Texas Capital Bancshares, Inc.*	5,364	260,959
First Financial Bankshares, Inc.1	8,456	233,724
Old National Bancorp	15,777	223,876
First Midwest Bancorp, Inc.	11,650	202,361
Total Commercial Banks-Central U.S.		4,301,006

FIDUCIARY BANKS - 7.3%
Bank of New York Mellon Corp.	28,705	1,155,088
State Street Corp.	12,792	940,596
Northern Trust Corp.	9,860	686,749
Citizens Financial Group, Inc.	25,336	611,358
Boston Private Financial Holdings, Inc.	14,250	173,138
Total Fiduciary Banks		3,566,929

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
BANKING FUND

	Shares	Value

COMMERCIAL BANKS-EASTERN U.S. - 7.0%
M&T Bank Corp.	5,641	$716,408
CIT Group, Inc.	10,944	493,793
Signature Bank*	3,436	445,237
Webster Financial Corp.	8,716	322,928
Susquehanna Bancshares, Inc.	19,997	274,159
FNB Corp.	20,060	263,588
Fulton Financial Corp.	21,032	259,535
Valley National Bancorp	27,355	258,231
National Penn Bancshares, Inc.	20,003	215,432
Community Bank System, Inc.	5,890	208,447
Total Commercial Banks-Eastern U.S.		3,457,758

SAVINGS & LOANS/THRIFTS-EASTERN U.S. - 3.1%
New York Community Bancorp, Inc.	28,284	473,191
People’s United Financial, Inc.	24,748	376,170
Investors Bancorp, Inc.	30,530	357,812
First Niagara Financial Group, Inc.	34,516	305,121
Total Savings & Loans/Thrifts-Eastern U.S.		1,512,294

MULTI-LINE INSURANCE - 1.1%
Voya Financial, Inc.	12,386	533,960

Total Common Stocks
(Cost $45,373,174)		49,124,246

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.3%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$174,353	174,353
Total Repurchase Agreement
(Cost $174,353)		174,353

SECURITIES LENDING COLLATERAL††,3 - 0.4%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	117,470	117,470
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	40,410	40,410
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	20,858	20,858
Total Securities Lending Collateral
(Cost $178,738)		178,738

Total Investments - 100.9%
(Cost $45,726,265)		$49,477,337
Other Assets & Liabilities, net - (0.9)%		(456,235)
Total Net Assets - 100.0%		$49,021,102

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreement — See Note 5.
3	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $171,368 of securities loaned (cost $45,373,174)	$49,124,246
Repurchase agreements, at value (cost $353,091)	353,091
Total investments (cost $45,726,265)	49,477,337
Segregated cash with broker	2,612
Receivables:
Dividends	47,797
Fund shares sold	45,839
Foreign taxes reclaim	237
Securities lending income	199
Total assets	49,574,021

Liabilities:
Payable for:
Fund shares redeemed	333,608
Return of securities loaned	181,350
Management fees	18,151
Transfer agent and administrative fees	5,339
Distribution and service fees	3,264
Portfolio accounting fees	2,135
Miscellaneous	9,072
Total liabilities	552,919
Commitments and contingent liabilities (Note 10)	—
Net assets	$49,021,102

Net assets consist of:
Paid in capital	$70,535,768
Undistributed net investment income	84,494
Accumulated net realized loss on investments	(25,350,232)
Net unrealized appreciation on investments	3,751,072
Net assets	$49,021,102

Investor Class:
Net assets	$43,989,231
Capital shares outstanding	701,415
Net asset value per share	$62.71

Advisor Class:
Net assets	$847,006
Capital shares outstanding	15,045
Net asset value per share	$56.30

A-Class:
Net assets	$1,053,542
Capital shares outstanding	18,240
Net asset value per share	$57.76
Maximum offering price per share (Net asset value divided by 95.25%)	$60.64

C-Class:
Net assets	$3,131,323
Capital shares outstanding	58,704
Net asset value per share	$53.34

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $8,007)	$366,280
Income from securities lending, net	1,021
Interest	19
Total investment income	367,320

Expenses:
Management fees	148,278
Transfer agent and administrative fees	43,611
Distribution and service fees:
Advisor Class	7,577
A-Class	4,773
C-Class	35,551
Portfolio accounting fees	17,444
Custodian fees	2,033
Trustees’ fees*	1,235
Line of credit fees	150
Tax expense	85
Miscellaneous	22,089
Total expenses	282,826
Net investment income	84,494

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,094,981)
Net realized loss	(1,094,981)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,758,526)
Net change in unrealized appreciation (depreciation)	(1,758,526)
Net realized and unrealized loss	(2,853,507)
Net decrease in net assets resulting from operations	$(2,769,013)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$84,494	$104,560
Net realized gain (loss) on investments	(1,094,981)	2,054,539
Net change in unrealized appreciation (depreciation) on investments	(1,758,526)	456,330
Net increase (decrease) in net assets resulting from operations	(2,769,013)	2,615,429

Distributions to shareholders from:
Net investment income
Investor Class	(62,935)	(69,539)
Advisor Class	(2,498)	(27,301)
A-Class	(9,050)	(69,825)
C-Class	(30,239)	(40,063)
Total distributions to shareholders	(104,722)	(206,728)

Capital share transactions:
Proceeds from sale of shares
Investor Class	83,258,043	55,738,638
Advisor Class	50,602,118	20,491,522
A-Class	8,604,560	21,112,841
C-Class	17,385,423	22,307,410
Distributions reinvested
Investor Class	61,028	66,494
Advisor Class	2,476	27,265
A-Class	6,880	34,044
C-Class	27,648	37,004
Cost of shares redeemed
Investor Class	(48,577,787)	(54,691,263)
Advisor Class	(50,158,024)	(24,496,009)
A-Class	(15,238,033)	(15,248,615)
C-Class	(18,472,784)	(22,684,146)
Net increase from capital share transactions	27,501,548	2,695,185
Net increase in net assets	24,627,813	5,103,886

Net assets:
Beginning of year	24,393,289	19,289,403
End of year	$49,021,102	$24,393,289
Undistributed net investment income at end of year	$84,494	$104,722

Capital share activity:
Shares sold
Investor Class	1,317,679	942,203
Advisor Class	911,673	383,290
A-Class	147,860	377,509
C-Class	323,866	443,798
Shares issued from reinvestment of distributions
Investor Class	954	1,089
Advisor Class	43	494
A-Class	117	603
C-Class	507	703
Shares redeemed
Investor Class	(793,962)	(936,087)
Advisor Class	(906,078)	(463,143)
A-Class	(271,097)	(279,911)
C-Class	(344,416)	(453,983)
Net increase in shares	387,146	16,565

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$63.60	$52.58	$46.75	$49.75	$50.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.54	.54	.44	.13
Net gain (loss) on investments (realized and unrealized)	(.98)	11.09	5.44	(3.39)	(.99)
Total from investment operations	(.47)	11.63	5.98	(2.95)	(.86)
Less distributions from:
Net investment income	(.42)	(.61)	(.15)	(.05)	(.12)
Total distributions	(.42)	(.61)	(.15)	(.05)	(.12)
Net asset value, end of period	$62.71	$63.60	$52.58	$46.75	$49.75

Total Return[b]	(0.73%)	22.17%	12.84%	(5.89%)	(1.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,989	$11,241	$8,915	$29,061	$8,711
Ratios to average net assets:
Net investment income (loss)	0.82%	0.92%	1.16%	1.02%	0.27%
Total expenses	1.34%	1.37%	1.35%	1.34%	1.39%
Portfolio turnover rate	583%	481%	382%	544%	1,130%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$57.40	$47.71	$42.63	$45.63	$46.79
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.23	.17	.12	(.08)
Net gain (loss) on investments (realized and unrealized)	(.67)	10.07	5.06	(3.07)	(.96)
Total from investment operations	(.68)	10.30	5.23	(2.95)	(1.04)
Less distributions from:
Net investment income	(.42)	(.61)	(.15)	(.05)	(.12)
Total distributions	(.42)	(.61)	(.15)	(.05)	(.12)
Net asset value, end of period	$56.30	$57.40	$47.71	$42.63	$45.63

Total Return[b]	(1.19%)	21.64%	12.32%	(6.43%)	(2.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$847	$540	$4,235	$1,105	$629
Ratios to average net assets:
Net investment income (loss)	(0.02%)	0.44%	0.38%	0.30%	(0.18%)
Total expenses	1.85%	1.87%	1.86%	1.83%	1.89%
Portfolio turnover rate	583%	481%	382%	544%	1,130%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$58.75	$48.74	$43.45	$46.38	$47.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.39	.36	.30	.04
Net gain (loss) on investments (realized and unrealized)	(.83)	10.23	5.08	(3.18)	(.95)
Total from investment operations	(.57)	10.62	5.44	(2.88)	(.91)
Less distributions from:
Net investment income	(.42)	(.61)	(.15)	(.05)	(.12)
Total distributions	(.42)	(.61)	(.15)	(.05)	(.12)
Net asset value, end of period	$57.76	$58.75	$48.74	$43.45	$46.38

Total Return[b]	(0.98%)	21.84%	12.60%	(6.19%)	(1.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,054	$8,305	$2,103	$3,088	$913
Ratios to average net assets:
Net investment income (loss)	0.45%	0.71%	0.88%	0.73%	0.09%
Total expenses	1.60%	1.62%	1.59%	1.61%	1.64%
Portfolio turnover rate	583%	481%	382%	544%	1,130%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$54.69	$45.74	$41.09	$44.20	$45.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.05)	.01	(.01)	(.29)
Net gain (loss) on investments (realized and unrealized)	(.79)	9.61	4.79	(3.05)	(.90)
Total from investment operations	(.93)	9.56	4.80	(3.06)	(1.19)
Less distributions from:
Net investment income	(.42)	(.61)	(.15)	(.05)	(.12)
Total distributions	(.42)	(.61)	(.15)	(.05)	(.12)
Net asset value, end of period	$53.34	$54.69	$45.74	$41.09	$44.20

Total Return[b]	(1.71%)	20.95%	11.74%	(6.88%)	(2.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,131	$4,307	$4,036	$3,841	$2,844
Ratios to average net assets:
Net investment income (loss)	(0.26%)	(0.10%)	0.02%	(0.03%)	(0.67%)
Total expenses	2.35%	2.37%	2.35%	2.35%	2.38%
Portfolio turnover rate	583%	481%	382%	544%	1,130%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“basic materials companies”).

For the one-year period ended March 31, 2015, Basic Materials Fund Investor Class returned -3.77%, compared with 4.97% for the S&P 500 Materials Index. The broader S&P 500 Index returned 12.73%.

The Fund is composed largely of two industries—chemicals, and metals & mining. The industry that contributed most to performance was chemicals, followed by containers & packaging. The largest detractor from return was the metals & mining industry, followed by the capital markets industry.

The top-performing holdings were Sherwin-Williams Co., Sigma-Aldrich Corp., and Air Products & Chemicals, Inc. The worst-performing holdings included Barrick Gold Corp., Freeport-McMoRan, Inc., and Vale S.A. ADR.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001

Ten Largest Holdings (% of Total Net Assets)
EI du Pont de Nemours & Co.	2.9%
Dow Chemical Co.	2.7%
Monsanto Co.	2.6%
LyondellBasell Industries N.V. — Class A	2.3%
Praxair, Inc.	2.1%
Ecolab, Inc.	2.1%
Air Products & Chemicals, Inc.	2.1%
PPG Industries, Inc.	2.0%
Sherwin-Williams Co.	1.9%
Southern Copper Corp.	1.8%
Top Ten Total	22.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	-3.77%	2.76%	5.65%
Advisor Class Shares	-4.30%	2.24%	5.12%
A-Class Shares	-4.05%	2.50%	5.39%
A-Class Shares with sales charge†	-8.61%	1.50%	4.88%
C-Class Shares	-4.76%	1.73%	4.60%
C-Class Shares with CDSC‡	-5.70%	1.73%	4.60%
S&P 500 Materials Index	4.97%	10.82%	7.55%
S&P 500 Index	12.73%	14.47%	8.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

20 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

CHEMICALS-DIVERSIFIED - 15.2%
EI du Pont de Nemours & Co.	23,128	$1,652,957
Dow Chemical Co.	32,834	1,575,375
LyondellBasell Industries N.V. — Class A	15,476	1,358,793
PPG Industries, Inc.	5,100	1,150,254
Westlake Chemical Corp.	9,340	671,920
Celanese Corp. — Class A	11,082	619,041
FMC Corp.	9,851	563,970
Huntsman Corp.	22,235	492,950
Axiall Corp.	8,180	383,969
Olin Corp.	10,828	346,929
Total Chemicals-Diversified		8,816,158

CHEMICALS-SPECIALTY - 15.0%
Ecolab, Inc.	10,621	1,214,831
Sigma-Aldrich Corp.	6,169	852,864
Eastman Chemical Co.	9,728	673,761
International Flavors & Fragrances, Inc.	5,471	642,295
Ashland, Inc.	4,872	620,254
WR Grace & Co.*	5,845	577,895
NewMarket Corp.	1,175	561,415
Albemarle Corp.	9,649	509,853
Platform Specialty Products Corp.*	17,900	459,314
Methanex Corp.	8,470	453,738
Cytec Industries, Inc.	7,726	417,513
Sensient Technologies Corp.	5,680	391,238
Cabot Corp.	8,070	363,150
Minerals Technologies, Inc.	4,645	339,550
HB Fuller Co.	7,170	307,378
Chemtura Corp.*	10,800	294,732
Total Chemicals-Specialty		8,679,781

GOLD MINING - 9.3%
Barrick Gold Corp.	71,168	780,000
Goldcorp, Inc.	38,856	704,071
Newmont Mining Corp.	31,305	679,632
Agnico Eagle Mines Ltd.	18,903	528,150
Randgold Resources Ltd. ADR	7,484	518,417
AngloGold Ashanti Ltd. ADR*	52,039	486,044
Franco-Nevada Corp.	9,808	476,080
Royal Gold, Inc.	6,643	419,240
Eldorado Gold Corp.	89,632	411,411
Cia de Minas Buenaventura S.A.A. ADR	40,053	405,737
Total Gold Mining		5,408,782

CONTAINERS-PAPER/PLASTIC - 7.9%
Sealed Air Corp.	14,063	640,710
Rock-Tenn Co. — Class A	9,590	618,555
MeadWestvaco Corp.	11,972	597,044
Packaging Corporation of America	7,400	578,606
Graphic Packaging Holding Co.	31,120	452,485
Sonoco Products Co.	9,910	450,509
Berry Plastics Group, Inc.*	12,136	439,202
Bemis Company, Inc.	9,472	438,648
KapStone Paper and Packaging Corp.	11,411	374,737
Total Containers-Paper/Plastic		4,590,496

AGRICULTURAL CHEMICALS - 7.3%
Monsanto Co.	13,373	1,504,997
Mosaic Co.	18,438	849,254
CF Industries Holdings, Inc.	2,764	784,092
Potash Corporation of Saskatchewan, Inc.	18,980	612,105
Agrium, Inc.	4,813	501,852
Total Agricultural Chemicals		4,252,300

STEEL-PRODUCERS - 5.9%
Nucor Corp.	17,087	812,145
Steel Dynamics, Inc.	24,040	483,204
Reliance Steel & Aluminum Co.	7,678	468,972
ArcelorMittal1	44,714	421,206
United States Steel Corp.1	16,994	414,654
Commercial Metals Co.	19,110	309,391
Carpenter Technology Corp.	7,805	303,458
AK Steel Holding Corp.*,1	44,763	200,091
Total Steel-Producers		3,413,121

INDUSTRIAL GASES - 5.2%
Praxair, Inc.	10,112	1,220,923
Air Products & Chemicals, Inc.	7,858	1,188,758
Airgas, Inc.	5,366	569,386
Total Industrial Gases		2,979,067

BUILDING PRODUCTS-CEMENT/AGGREGATES - 4.2%
Vulcan Materials Co.	8,248	695,307
Cemex SAB de CV ADR*	70,686	669,396
Martin Marietta Materials, Inc.	4,559	637,348
Eagle Materials, Inc.	5,221	436,267
Total Building Products-Cement/Aggregates		2,438,318

COATINGS/PAINT - 3.7%
Sherwin-Williams Co.	3,856	1,097,032
Valspar Corp.	6,375	535,691
RPM International, Inc.	11,031	529,378
Total Coatings/Paint		2,162,101

CONTAINERS-METAL/GLASS - 3.5%
Ball Corp.	9,114	643,813
Crown Holdings, Inc.*	10,881	587,792
Silgan Holdings, Inc.	7,000	406,910
Owens-Illinois, Inc.*	17,441	406,724
Total Containers-Metal/Glass		2,045,239

METAL-COPPER - 3.4%
Southern Copper Corp.1	34,860	1,017,215
Freeport-McMoRan, Inc.	50,518	957,316
Total Metal-Copper		1,974,531

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
BASIC MATERIALS FUND

	Shares	Value

DIVERSIFIED MINERALS - 3.0%
BHP Billiton Ltd. ADR1	15,375	$714,476
BHP Billiton plc ADR1	11,660	516,072
Teck Resources Ltd. — Class B	34,933	479,630
Total Diversified Minerals		1,710,178

METAL-ALUMINUM - 2.9%
Alcoa, Inc.	64,066	827,733
Constellium N.V. — Class A*	18,600	377,952
Kaiser Aluminum Corp.	3,190	245,279
Century Aluminum Co.*	16,700	230,460
Total Metal-Aluminum		1,681,424

PAPER & RELATED PRODUCTS - 2.6%
International Paper Co.	18,301	1,015,523
Domtar Corp.	10,443	482,675
Total Paper & Related Products		1,498,198

METAL-IRON - 1.7%
Vale S.A. ADR1	144,542	816,663
Cliffs Natural Resources, Inc.1	37,345	179,629
Total Metal-Iron		996,292

SILVER MINING - 1.6%
Silver Wheaton Corp.	27,856	529,821
Pan American Silver Corp.	44,306	388,564
Total Silver Mining		918,385

METAL-DIVERSIFIED - 1.0%
Rio Tinto plc ADR	13,825	572,355

OFFICE SUPPLIES & FORMS - 0.8%
Avery Dennison Corp.	8,577	453,809

GARDEN PRODUCTS - 0.7%
Scotts Miracle-Gro Co. — Class A	6,200	416,454

MISCELLANEOUS MANUFACTURING - 0.7%
AptarGroup, Inc.	6,474	411,228

CHEMICALS-PLASTICS - 0.7%
PolyOne Corp.	10,312	385,153

STEEL-SPECIALTY - 0.7%
Allegheny Technologies, Inc.	12,698	381,067

QUARRYING - 0.6%
Compass Minerals International, Inc.	3,978	370,789

BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS - 0.6%
Louisiana-Pacific Corp.*	20,053	331,075

BUILDING PRODUCTS - WOOD - 0.5%
Boise Cascade Co.*	7,000	262,220

PLATINUM - 0.5%
Stillwater Mining Co.*	20,029	258,775

OIL FIELD MACHINERY & EQUIPMENT - 0.3%
Flotek Industries, Inc.*	12,953	190,927

Total Common Stocks
(Cost $41,804,915)		57,598,223

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.5%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$298,279	298,279
Total Repurchase Agreement
(Cost $298,279)		298,279

SECURITIES LENDING COLLATERAL††,3 - 5.1%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	1,942,643	1,942,643
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	668,269	668,269
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	344,936	344,936
Total Securities Lending Collateral
(Cost $2,955,848)		2,955,848

Total Investments - 105.1%
(Cost $45,059,042)		$60,852,350
Other Assets & Liabilities, net - (5.1)%		(2,944,129)
Total Net Assets - 100.0%		$57,908,221

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreement — See Note 5.
3	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $2,849,049 of securities loaned (cost $41,804,915)	$57,598,223
Repurchase agreements, at value (cost $3,254,127)	3,254,127
Total investments (cost $45,059,042)	60,852,350
Segregated cash with broker	43,202
Cash	18,409
Receivables:
Securities sold	1,302,096
Dividends	98,965
Fund shares sold	88,829
Securities lending income	2,234
Total assets	62,406,085

Liabilities:
Payable for:
Return of securities loaned	2,999,050
Fund shares redeemed	1,402,711
Management fees	45,083
Transfer agent and administrative fees	13,260
Distribution and service fees	6,264
Portfolio accounting fees	5,304
Miscellaneous	26,192
Total liabilities	4,497,864
Commitments and contingent liabilities (Note 10)	—
Net assets	$57,908,221

Net assets consist of:
Paid in capital	$69,726,908
Undistributed net investment income	213,276
Accumulated net realized loss on investments	(27,825,271)
Net unrealized appreciation on investments	15,793,308
Net assets	$57,908,221

Investor Class:
Net assets	$46,508,703
Capital shares outstanding	926,908
Net asset value per share	$50.18

Advisor Class:
Net assets	$2,073,365
Capital shares outstanding	44,890
Net asset value per share	$46.19

A-Class:
Net assets	$6,193,560
Capital shares outstanding	130,281
Net asset value per share	$47.54
Maximum offering price per share (Net asset value divided by 95.25%)	$49.91

C-Class:
Net assets	$3,132,593
Capital shares outstanding	72,247
Net asset value per share	$43.36

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $19,591)	$967,278
Income from securities lending, net	31,975
Interest	50
Total investment income	999,303

Expenses:
Management fees	449,417
Transfer agent and administrative fees	132,181
Distribution and service fees:
Advisor Class	17,912
A-Class	22,151
C-Class	45,185
Portfolio accounting fees	52,872
Custodian fees	6,156
Trustees’ fees*	3,650
Tax expense	1,493
Line of credit fees	98
Miscellaneous	66,506
Total expenses	797,621
Net investment income	201,682

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	451,596
Net realized gain	451,596
Net change in unrealized appreciation (depreciation) on:
Investments	(3,176,749)
Net change in unrealized appreciation (depreciation)	(3,176,749)
Net realized and unrealized loss	(2,725,153)
Net decrease in net assets resulting from operations	$(2,523,471)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$201,682	$217,641
Net realized gain on investments	451,596	6,023,395
Net change in unrealized appreciation (depreciation) on investments	(3,176,749)	(5,738,840)
Net increase (decrease) in net assets resulting from operations	(2,523,471)	502,196

Distributions to shareholders from:
Net investment income
Investor Class	(126,318)	(196,131)
Advisor Class	(15,206)	(14,384)
A-Class	(52,521)	(54,137)
C-Class	(38,108)	(34,529)
Total distributions to shareholders	(232,153)	(299,181)

Capital share transactions:
Proceeds from sale of shares
Investor Class	174,133,848	162,952,932
Advisor Class	93,725,732	8,129,722
A-Class	17,363,620	13,387,890
C-Class	21,170,418	22,384,921
Distributions reinvested
Investor Class	122,696	187,009
Advisor Class	14,751	13,713
A-Class	48,718	50,565
C-Class	33,909	31,129
Cost of shares redeemed
Investor Class	(159,713,668)	(165,714,358)
Advisor Class	(93,948,162)	(9,087,918)
A-Class	(24,254,035)	(11,090,005)
C-Class	(22,896,209)	(23,983,376)
Net increase (decrease) from capital share transactions	5,801,618	(2,737,776)
Net increase (decrease) in net assets	3,045,994	(2,534,761)

Net assets:
Beginning of year	54,862,227	57,396,988
End of year	$57,908,221	$54,862,227
Undistributed net investment income at end of year	$213,276	$199,782

Capital share activity:
Shares sold
Investor Class	3,328,992	3,283,583
Advisor Class	1,959,976	179,322
A-Class	343,124	276,591
C-Class	460,459	520,203
Shares issued from reinvestment of distributions
Investor Class	2,376	3,814
Advisor Class	310	302
A-Class	995	1,084
C-Class	757	724
Shares redeemed
Investor Class	(3,045,699)	(3,367,228)
Advisor Class	(1,970,445)	(202,337)
A-Class	(481,155)	(243,630)
C-Class	(501,150)	(559,837)
Net increase (decrease) in shares	98,540	(107,409)

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$52.53	$49.94	$49.80	$56.36	$44.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.32	.46	.09	— [b]
Net gain (loss) on investments (realized and unrealized)	(2.26)	2.58	(.15)	(6.65)	11.82
Total from investment operations	(1.97)	2.90	.31	(6.56)	11.82
Less distributions from:
Net investment income	(.38)	(.31)	(.17)	—	(.11)
Total distributions	(.38)	(.31)	(.17)	—	(.11)
Net asset value, end of period	$50.18	$52.53	$49.94	$49.80	$56.36

Total Return[c]	(3.77%)	5.84%	0.65%	(11.66%)	26.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,509	$33,687	$36,012	$36,847	$73,606
Ratios to average net assets:
Net investment income (loss)	0.56%	0.66%	0.95%	0.17%	0.00%
Total expenses	1.34%	1.38%	1.36%	1.36%	1.39%
Portfolio turnover rate	358%	349%	251%	217%	292%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$48.64	$46.50	$46.61	$53.00	$42.20
Income (loss) from investment operations:
Net investment income (loss)[a]	— [b]	.08	.19	.08	(.20)
Net gain (loss) on investments (realized and unrealized)	(2.07)	2.37	(.13)	(6.47)	11.11
Total from investment operations	(2.07)	2.45	.06	(6.39)	10.91
Less distributions from:
Net investment income	(.38)	(.31)	(.17)	—	(.11)
Total distributions	(.38)	(.31)	(.17)	—	(.11)
Net asset value, end of period	$46.19	$48.64	$46.50	$46.61	$53.00

Total Return[c]	(4.30%)	5.31%	0.16%	(12.08%)	25.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,073	$2,678	$3,616	$5,287	$15,986
Ratios to average net assets:
Net investment income (loss)	0.00%[d]	0.18%	0.43%	0.17%	(0.44%)
Total expenses	1.85%	1.88%	1.86%	1.86%	1.89%
Portfolio turnover rate	358%	349%	251%	217%	292%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$49.93	$47.60	$47.58	$53.99	$42.88
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.22	.32	(.01)	(.09)
Net gain (loss) on investments (realized and unrealized)	(2.14)	2.42	(.13)	(6.40)	11.31
Total from investment operations	(2.01)	2.64	.19	(6.41)	11.22
Less distributions from:
Net investment income	(.38)	(.31)	(.17)	—	(.11)
Total distributions	(.38)	(.31)	(.17)	—	(.11)
Net asset value, end of period	$47.54	$49.93	$47.60	$47.58	$53.99

Total Return[c]	(4.05%)	5.58%	0.41%	(11.87%)	26.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,194	$13,347	$11,104	$9,410	$18,187
Ratios to average net assets:
Net investment income (loss)	0.27%	0.47%	0.69%	(0.03%)	(0.19%)
Total expenses	1.60%	1.63%	1.61%	1.61%	1.64%
Portfolio turnover rate	358%	349%	251%	217%	292%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$45.91	$44.12	$44.45	$50.80	$40.67
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.15)	(.03)	(.33)	(.40)
Net gain (loss) on investments (realized and unrealized)	(1.94)	2.25	(.13)	(6.02)	10.64
Total from investment operations	(2.17)	2.10	(.16)	(6.35)	10.24
Less distributions from:
Net investment income	(.38)	(.31)	(.17)	—	(.11)
Total distributions	(.38)	(.31)	(.17)	—	(.11)
Net asset value, end of period	$43.36	$45.91	$44.12	$44.45	$50.80

Total Return[c]	(4.76%)	4.80%	(0.35%)	(12.50%)	25.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,133	$5,150	$6,666	$8,317	$13,353
Ratios to average net assets:
Net investment income (loss)	(0.49%)	(0.34%)	(0.07%)	(0.73%)	(0.93%)
Total expenses	2.35%	2.38%	2.36%	2.36%	2.39%
Portfolio turnover rate	358%	349%	251%	217%	292%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Less than 0.01%.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“biotechnology companies”).

For the one-year period ended March 31, 2015, Biotechnology Fund Investor Class returned 42.19%, compared with the S&P 500 Health Care Index, which returned 26.19%. The broader S&P 500 Index returned 12.73%.

The industry that contributed most to return was biotechnology, followed by life sciences tools & services. The pharmaceuticals industry detracted from return.

The best-performing holdings in the Fund were Gilead Sciences, Inc., Celgene Corp., and Puma Biotechnology, Inc. The worst-performing holdings in the Fund included Seattle Genetics, Inc., Aegerion Pharmaceuticals, Inc., and Theravance Biopharma, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings (% of Total Net Assets)
Gilead Sciences, Inc.	6.8%
Amgen, Inc.	6.1%
Biogen, Inc.	5.7%
Celgene Corp.	5.3%
Regeneron Pharmaceuticals, Inc.	3.5%
Alexion Pharmaceuticals, Inc.	3.3%
Vertex Pharmaceuticals, Inc.	2.9%
Illumina, Inc.	2.8%
BioMarin Pharmaceutical, Inc.	2.6%
Pharmacyclics, Inc.	2.5%
Top Ten Total	41.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	42.19%	28.92%	18.66%
Advisor Class Shares	41.49%	28.27%	18.08%
A-Class Shares	41.83%	28.59%	18.36%
A-Class Shares with sales charge†	35.10%	27.34%	17.79%
C-Class Shares	40.75%	27.64%	17.50%
C-Class Shares with CDSC‡	39.75%	27.64%	17.50%
S&P 500 Health Care Index	26.19%	20.09%	11.41%
S&P 500 Index	12.73%	14.47%	8.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

28 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.4%

MEDICAL-BIOMEDICAL/GENETICS - 70.4%
Gilead Sciences, Inc.*	477,742	$46,880,822
Amgen, Inc.	263,144	42,063,569
Biogen, Inc.*	93,401	39,437,638
Celgene Corp.*	319,185	36,795,647
Regeneron Pharmaceuticals, Inc.*	54,314	24,521,685
Alexion Pharmaceuticals, Inc.*	132,602	22,979,927
Vertex Pharmaceuticals, Inc.*	168,670	19,898,000
Illumina, Inc.*	105,123	19,515,034
BioMarin Pharmaceutical, Inc.*	142,144	17,713,985
Incyte Corp.*	169,999	15,582,108
Medivation, Inc.*	95,545	12,331,993
Intrexon Corp.*,1	262,400	11,905,088
Alnylam Pharmaceuticals, Inc.*	106,133	11,082,408
United Therapeutics Corp.*	62,426	10,764,427
Isis Pharmaceuticals, Inc.*,1	160,787	10,237,308
Intercept Pharmaceuticals, Inc.*,1	31,335	8,837,097
Puma Biotechnology, Inc.*	36,836	8,697,348
Seattle Genetics, Inc.*,1	222,094	7,851,023
Bio-Rad Laboratories, Inc. — Class A*	58,069	7,849,767
Bluebird Bio, Inc.*	63,700	7,693,049
Charles River Laboratories International, Inc.*	94,485	7,491,716
Myriad Genetics, Inc.*,1	182,580	6,463,332
Synageva BioPharma Corp.*	64,880	6,327,746
Kite Pharma, Inc.*,1	104,300	6,016,024
Celldex Therapeutics, Inc.*,1	212,993	5,936,115
Exact Sciences Corp.*,1	250,055	5,506,211
Novavax, Inc.*	628,585	5,198,398
Medicines Co.*	182,472	5,112,865
PTC Therapeutics, Inc.*	83,175	5,061,199
AMAG Pharmaceuticals, Inc.*,1	92,200	5,039,652
Halozyme Therapeutics, Inc.*	349,655	4,993,073
ARIAD Pharmaceuticals, Inc.*,1	575,489	4,742,029
NewLink Genetics Corp.*,1	84,560	4,626,278
Acorda Therapeutics, Inc.*	138,922	4,623,324
Ligand Pharmaceuticals, Inc. — Class B*,1	59,143	4,560,517
Merrimack Pharmaceuticals, Inc.*,1	377,100	4,479,948
PDL BioPharma, Inc.1	601,170	4,229,231
Repligen Corp.*	130,224	3,953,601
Aegerion Pharmaceuticals, Inc.*,1	127,225	3,329,478
Juno Therapeutics, Inc.*	48,500	2,942,010
Theravance, Inc.1	165,064	2,594,806
ZIOPHARM Oncology, Inc.*,1	122,800	1,322,556
Total Medical-Biomedical/Genetics		487,188,032

MEDICAL-DRUGS - 16.8%
OPKO Health, Inc.*,1	814,640	11,543,449
Quintiles Transnational Holdings, Inc.*	169,264	11,335,610
Alkermes plc*	165,378	10,083,097
Receptos, Inc.*	53,513	8,823,759
ACADIA Pharmaceuticals, Inc.*	209,628	6,831,777
Anacor Pharmaceuticals, Inc.*	107,700	6,230,445
Endo International plc*	66,900	6,000,930
Ironwood Pharmaceuticals, Inc. — Class A*	369,996	5,919,936
Clovis Oncology, Inc.*,1	78,997	5,863,947
TESARO, Inc.*,1	100,403	5,763,132
Insys Therapeutics, Inc.*,1	97,823	5,686,451
Keryx Biopharmaceuticals, Inc.*,1	365,265	4,649,823
Chimerix, Inc.*	118,450	4,464,381
Shire plc ADR	17,900	4,283,291
Salix Pharmaceuticals Ltd.*	22,900	3,957,349
Regulus Therapeutics, Inc.*	202,632	3,432,586
Akorn, Inc.*	64,900	3,083,399
Jazz Pharmaceuticals plc*	14,100	2,436,339
Pacira Pharmaceuticals, Inc.*	22,900	2,034,665
Radius Health, Inc.*	34,000	1,399,440
Cempra, Inc.*	39,800	1,365,538
Array BioPharma, Inc.*	173,600	1,279,432
Total Medical-Drugs		116,468,776

THERAPEUTICS - 6.4%
Pharmacyclics, Inc.*	67,200	17,199,840
Agios Pharmaceuticals, Inc.*	75,104	7,082,307
Neurocrine Biosciences, Inc.*	174,775	6,940,315
Dyax Corp.*	351,565	5,890,472
Portola Pharmaceuticals, Inc.*	137,370	5,214,565
MannKind Corp.*,1	309,600	1,609,920
Total Therapeutics		43,937,419

MEDICAL-GENERIC DRUGS - 1.3%
Mylan N.V.*	115,700	6,866,795
Impax Laboratories, Inc.*	48,100	2,254,447
Total Medical-Generic Drugs		9,121,242

DIAGNOSTIC EQUIPMENT - 1.1%
Cepheid*	136,876	7,788,244

MEDICAL INSTRUMENTS - 1.1%
Bio-Techne Corp.	77,597	7,782,203

DIAGNOSTIC KITS - 1.1%
QIAGEN N.V.*	297,600	7,499,520

DRUG DELIVERY SYSTEMS - 0.8%
Nektar Therapeutics*	380,280	4,183,080
Depomed, Inc.*	66,200	1,483,542
Total Drug Delivery Systems		5,666,622

DIVERSIFIED OPERATIONS - 0.4%
Horizon Pharma plc*	99,800	2,591,806

Total Common Stocks
(Cost $375,167,671)		688,043,864

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
BIOTECHNOLOGY FUND

	Shares	Value

RIGHTS††† - 0.0%
Chelsea Therapeutics International
Expires 12/31/17*,1	263,700	$21,096
Clinical Data, Inc.
Expires 12/31/20*	24,000	—
Total Rights
(Cost $19,745)		21,096

	Face Amount

REPURCHASE AGREEMENT††,2 - 1.1%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$7,696,522	7,696,522
Total Repurchase Agreement
(Cost $7,696,522)		7,696,522

SECURITIES LENDING COLLATERAL††,3 - 11.9%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	54,157,844	54,157,844
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	18,630,298	18,630,298
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	9,616,267	9,616,267
Total Securities Lending Collateral
(Cost $82,404,409)		82,404,409

Total Investments - 112.4%
(Cost $465,288,347)		$778,165,891
Other Assets & Liabilities, net - (12.4)%		(86,217,685)
Total Net Assets - 100.0%		$691,948,206

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreement — See Note 5.
3	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $79,529,180 of securities loaned (cost $375,187,416)	$688,064,960
Repurchase agreements, at value (cost $90,100,931)	90,100,931
Total investments (cost $465,288,347)	778,165,891
Segregated cash with broker	1,204,397
Receivables:
Securities sold	6,644,482
Fund shares sold	3,596,231
Securities lending income	275,996
Interest	6
Total assets	789,887,003

Liabilities:
Payable for:
Return of securities loaned	83,608,806
Fund shares redeemed	13,307,815
Management fees	498,622
Transfer agent and administrative fees	146,653
Distribution and service fees	80,763
Portfolio accounting fees	44,685
Miscellaneous	251,453
Total liabilities	97,938,797
Commitments and contingent liabilities (Note 10)	—
Net assets	$691,948,206

Net assets consist of:
Paid in capital	$391,315,217
Undistributed net investment income	1
Accumulated net realized loss on investments	(12,244,556)
Net unrealized appreciation on investments	312,877,544
Net assets	$691,948,206

Investor Class:
Net assets	$498,068,443
Capital shares outstanding	5,319,592
Net asset value per share	$93.63

Advisor Class:
Net assets	$63,195,768
Capital shares outstanding	740,128
Net asset value per share	$85.38

A-Class:
Net assets	$89,260,236
Capital shares outstanding	1,018,626
Net asset value per share	$87.63
Maximum offering price per share (Net asset value divided by 95.25%)	$92.00

C-Class:
Net assets	$41,423,759
Capital shares outstanding	512,184
Net asset value per share	$80.88

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Income from securities lending, net	$3,343,368
Dividends	1,433,083
Interest	540
Total investment income	4,776,991

Expenses:
Management fees	4,096,238
Transfer agent and administrative fees	1,204,772
Distribution and service fees:
Advisor Class	219,630
A-Class	146,149
C-Class	287,763
Portfolio accounting fees	414,558
Custodian fees	56,160
Trustees’ fees*	31,049
Line of credit fees	5,296
Miscellaneous	601,767
Total expenses	7,063,382
Net investment loss	(2,286,391)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	37,059,172
Net realized gain	37,059,172
Net change in unrealized appreciation (depreciation) on:
Investments	131,104,324
Net change in unrealized appreciation (depreciation)	131,104,324
Net realized and unrealized gain	168,163,496
Net increase in net assets resulting from operations	$165,877,105

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,286,391)	$(3,549,985)
Net realized gain on investments	37,059,172	22,271,740
Net change in unrealized appreciation (depreciation) on investments	131,104,324	84,195,149
Net increase in net assets resulting from operations	165,877,105	102,916,904

Distributions to shareholders from:
Net realized gains
Investor Class	(14,483,457)	—
Advisor Class	(2,030,607)	—
A-Class	(2,447,445)	—
C-Class	(1,355,470)	—
Total distributions to shareholders	(20,316,979)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	565,896,488	520,369,253
Advisor Class	173,383,484	128,608,371
A-Class	66,728,700	68,697,208
C-Class	34,835,985	39,913,128
Distributions reinvested
Investor Class	13,882,734	—
Advisor Class	2,002,511	—
A-Class	2,278,723	—
C-Class	1,312,852	—
Cost of shares redeemed
Investor Class	(501,097,404)	(452,747,513)
Advisor Class	(163,288,238)	(123,757,687)
A-Class	(48,804,711)	(55,968,103)
C-Class	(30,485,330)	(32,688,163)
Net increase from capital share transactions	116,645,794	92,426,494
Net increase in net assets	262,205,920	195,343,398

Net assets:
Beginning of year	429,742,286	234,398,888
End of year	$691,948,206	$429,742,286
Undistributed net investment income at end of year	$1	$—

Capital share activity:
Shares sold
Investor Class	7,040,074	8,519,648
Advisor Class	2,393,490	2,294,916
A-Class	882,961	1,179,822
C-Class	511,004	749,811
Shares issued from reinvestment of distributions
Investor Class	174,846	—
Advisor Class	27,605	—
A-Class	30,636	—
C-Class	19,095	—
Shares redeemed
Investor Class	(6,471,507)	(7,452,878)
Advisor Class	(2,283,995)	(2,188,643)
A-Class	(691,018)	(955,296)
C-Class	(470,009)	(612,767)
Net increase in shares	1,163,182	1,534,613

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$68.47	$48.97	$36.90	$29.16	$27.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.51)	(.40)	(.34)	(.33)
Net gain (loss) on investments (realized and unrealized)	28.59	20.01	12.47	8.08	2.15
Total from investment operations	28.32	19.50	12.07	7.74	1.82
Less distributions from:
Net realized gains	(3.16)	—	—	—	—
Total distributions	(3.16)	—	—	—	—
Net asset value, end of period	$93.63	$68.47	$48.97	$36.90	$29.16

Total Return[b]	42.19%	39.82%	32.71%	26.54%	6.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$498,068	$313,324	$171,844	$89,027	$44,686
Ratios to average net assets:
Net investment income (loss)	(0.34%)	(0.82%)	(0.98%)	(1.09%)	(1.26%)
Total expenses	1.33%	1.36%	1.35%	1.36%	1.39%
Portfolio turnover rate	107%	119%	197%	333%	337%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$62.98	$45.27	$34.27	$27.22	$25.66
Income (loss) from investment operations:
Net investment income (loss)[a]	(.61)	(.74)	(.56)	(.48)	(.43)
Net gain (loss) on investments (realized and unrealized)	26.17	18.45	11.56	7.53	1.99
Total from investment operations	25.56	17.71	11.00	7.05	1.56
Less distributions from:
Net realized gains	(3.16)	—	—	—	—
Total distributions	(3.16)	—	—	—	—
Net asset value, end of period	$85.38	$62.98	$45.27	$34.27	$27.22

Total Return[b]	41.49%	39.12%	32.10%	25.90%	6.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,196	$37,978	$22,486	$8,313	$7,410
Ratios to average net assets:
Net investment income (loss)	(0.84%)	(1.32%)	(1.46%)	(1.65%)	(1.77%)
Total expenses	1.83%	1.86%	1.86%	1.87%	1.89%
Portfolio turnover rate	107%	119%	197%	333%	337%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$64.41	$46.18	$34.88	$27.64	$25.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(.44)	(.62)	(.48)	(.37)	(.37)
Net gain (loss) on investments (realized and unrealized)	26.82	18.85	11.78	7.61	2.03
Total from investment operations	26.38	18.23	11.30	7.24	1.66
Less distributions from:
Net realized gains	(3.16)	—	—	—	—
Total distributions	(3.16)	—	—	—	—
Net asset value, end of period	$87.63	$64.41	$46.18	$34.88	$27.64

Total Return[b]	41.83%	39.48%	32.40%	26.19%	6.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,260	$51,270	$26,391	$4,741	$2,211
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(1.07%)	(1.21%)	(1.30%)	(1.51%)
Total expenses	1.58%	1.61%	1.61%	1.61%	1.64%
Portfolio turnover rate	107%	119%	197%	333%	337%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$60.10	$43.41	$33.04	$26.38	$24.96
Income (loss) from investment operations:
Net investment income (loss)[a]	(.92)	(.99)	(.73)	(.58)	(.54)
Net gain (loss) on investments (realized and unrealized)	24.86	17.68	11.10	7.24	1.96
Total from investment operations	23.94	16.69	10.37	6.66	1.42
Less distributions from:
Net realized gains	(3.16)	—	—	—	—
Total distributions	(3.16)	—	—	—	—
Net asset value, end of period	$80.88	$60.10	$43.41	$33.04	$26.38

Total Return[b]	40.75%	38.45%	31.39%	25.25%	5.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,424	$27,170	$13,677	$6,969	$3,393
Ratios to average net assets:
Net investment income (loss)	(1.34%)	(1.82%)	(1.96%)	(2.06%)	(2.27%)
Total expenses	2.33%	2.36%	2.36%	2.36%	2.39%
Portfolio turnover rate	107%	119%	197%	333%	337%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“consumer products companies”).

For the one-year period ended March 31, 2015, Consumer Products Fund Investor Class returned 13.77%, compared with 16.53% for the S&P 500 Consumer Staples Index. The broader S&P 500 Index returned 12.73%.

The industry that contributed most to return was food products, followed by beverages. The leading detractors from return were the health care equipment & supplies industry, followed by the oil, gas & consumable fuels industry.

Fund performance for the period got the biggest boost from Altria Group, Inc., Kroger Co., and Kraft Foods Group, Inc. The Fund’s leading detractors during the period were Darling Ingredients, Inc., Ambev S.A. ADR, and Avon Products, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 6, 1998
Advisor Class	August 17, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	5.0%
Coca-Cola Co.	4.6%
PepsiCo, Inc.	4.1%
Philip Morris International, Inc.	3.7%
Altria Group, Inc.	3.3%
Kraft Foods Group, Inc.	2.9%
Colgate-Palmolive Co.	2.7%
Mondelez International, Inc. — Class A	2.7%
Kimberly-Clark Corp.	2.2%
Kroger Co.	2.1%
Top Ten Total	33.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	13.77%	15.21%	10.04%
Advisor Class Shares	13.19%	14.65%	9.49%
A-Class Shares	13.47%	14.94%	9.77%
A-Class Shares with sales charge†	8.09%	13.82%	9.24%
C-Class Shares	12.62%	14.08%	8.93%
C-Class Shares with CDSC‡	11.62%	14.08%	8.93%
S&P 500 Consumer Staples Index	16.53%	15.00%	10.76%
S&P 500 Index	12.73%	14.47%	8.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

36 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.0%

FOOD-MISCELLANEOUS/DIVERSIFIED - 17.2%
Kraft Foods Group, Inc.	108,390	$9,442,395
Mondelez International, Inc. — Class A	242,626	8,756,372
General Mills, Inc.	119,537	6,765,794
Kellogg Co.	83,620	5,514,739
ConAgra Foods, Inc.	123,232	4,501,665
Campbell Soup Co.	92,717	4,315,976
McCormick & Company, Inc.	46,739	3,604,044
Hain Celestial Group, Inc.*	44,660	2,860,473
Ingredion, Inc.	33,430	2,601,523
Pinnacle Foods, Inc.	59,900	2,444,519
Lancaster Colony Corp.	19,452	1,851,247
Cal-Maine Foods, Inc.1	40,200	1,570,212
B&G Foods, Inc.	48,970	1,441,187
Total Food-Miscellaneous/Diversified		55,670,146

BEVERAGES-NON-ALCOHOLIC - 13.8%
Coca-Cola Co.	365,856	14,835,460
PepsiCo, Inc.	138,337	13,227,783
Monster Beverage Corp.*	38,753	5,363,221
Dr Pepper Snapple Group, Inc.	55,541	4,358,858
Coca-Cola Enterprises, Inc.	82,194	3,632,975
Fomento Economico Mexicano SAB de CV ADR*	32,793	3,066,146
Total Beverages-Non-alcoholic		44,484,443

TOBACCO - 12.4%
Philip Morris International, Inc.	157,097	11,834,117
Altria Group, Inc.	215,530	10,780,811
Reynolds American, Inc.	96,133	6,624,525
Lorillard, Inc.	81,001	5,293,415
British American Tobacco plc ADR	23,800	2,469,726
Vector Group Ltd.	83,900	1,843,283
Universal Corp.1	25,200	1,188,432
Total Tobacco		40,034,309

COSMETICS & TOILETRIES - 12.3%
Procter & Gamble Co.	198,630	16,275,742
Colgate-Palmolive Co.	127,499	8,840,781
Estee Lauder Companies, Inc. — Class A	75,856	6,308,185
Coty, Inc. — Class A*	138,000	3,349,260
Unilever N.V. — Class Y	66,561	2,779,587
Avon Products, Inc.	280,946	2,244,759
Total Cosmetics & Toiletries		39,798,314

FOOD-RETAIL - 5.5%
Kroger Co.	88,797	6,807,178
Whole Foods Market, Inc.	90,342	4,705,011
Sprouts Farmers Market, Inc.*	74,290	2,617,237
SUPERVALU, Inc.*	169,332	1,969,331
Fresh Market, Inc.*,1	38,020	1,545,133
Total Food-Retail		17,643,890

BREWERY - 4.9%
Anheuser-Busch InBev N.V. ADR	51,612	6,292,019
Molson Coors Brewing Co. — Class B	55,644	4,142,696
Ambev S.A. ADR	593,600	3,419,136
Boston Beer Company, Inc. — Class A*,1	7,835	2,095,079
Total Brewery		15,948,930

CONSUMER PRODUCTS-MISCELLANEOUS - 4.2%
Kimberly-Clark Corp.	65,162	6,979,502
Clorox Co.	38,567	4,257,411
Spectrum Brands Holdings, Inc.	26,800	2,400,208
Total Consumer Products-Miscellaneous		13,637,121

FOOD-MEAT PRODUCTS - 4.1%
Tyson Foods, Inc. — Class A	114,295	4,377,498
Hormel Foods Corp.	76,576	4,353,346
BRF S.A. ADR	142,080	2,810,342
Darling Ingredients, Inc.*	120,669	1,690,573
Total Food-Meat Products		13,231,759

BEVERAGES-WINE/SPIRITS - 4.0%
Constellation Brands, Inc. — Class A*	45,144	5,246,184
Brown-Forman Corp. — Class B	53,920	4,871,672
Diageo plc ADR	26,540	2,934,528
Total Beverages-Wine/Spirits		13,052,384

AGRICULTURAL OPERATIONS - 3.5%
Archer-Daniels-Midland Co.	130,103	6,166,882
Bunge Ltd.	47,696	3,928,243
Andersons, Inc.	30,500	1,261,785
Total Agricultural Operations		11,356,910

FOOD-CONFECTIONERY - 2.8%
Hershey Co.	51,992	5,246,512
JM Smucker Co.	33,531	3,880,543
Total Food-Confectionery		9,127,055

VITAMINS & NUTRITION PRODUCTS - 2.4%
Mead Johnson Nutrition Co. — Class A	49,479	4,974,124
Herbalife Ltd.1	61,614	2,634,615
Total Vitamins & Nutrition Products		7,608,739

FOOD-WHOLESALE/DISTRIBUTION - 2.3%
Sysco Corp.	137,815	5,199,760
United Natural Foods, Inc.*	28,866	2,223,837
Total Food-Wholesale/Distribution		7,423,597

FOOD-DAIRY PRODUCTS - 1.4%
WhiteWave Foods Co. — Class A*	71,900	3,188,046
Dean Foods Co.	87,540	1,447,036
Total Food-Dairy Products		4,635,082

COFFEE - 1.4%
Keurig Green Mountain, Inc.	39,974	4,466,295

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
CONSUMER PRODUCTS FUND

	Shares	Value

POULTRY - 1.3%
Pilgrim’s Pride Corp.1	114,300	$2,582,037
Sanderson Farms, Inc.1	19,409	1,545,927
Total Poultry		4,127,964

SOAP & CLEANING PREPARATION - 1.1%
Church & Dwight Company, Inc.	43,366	3,704,324

BATTERIES/BATTERY SYSTEMS - 1.0%
Energizer Holdings, Inc.	23,535	3,249,007

FOOD-BAKING - 0.8%
Flowers Foods, Inc.	109,492	2,489,848

MULTILEVEL DIRECT SELLING - 0.7%
Nu Skin Enterprises, Inc. — Class A1	36,130	2,175,388

FOOD-CANNED - 0.7%
TreeHouse Foods, Inc.*	24,901	2,117,083

RETAIL-CONVENIENCE STORE - 0.6%
Casey’s General Stores, Inc.	23,423	2,110,412

FOOD-FLOUR & GRAIN - 0.6%
Post Holdings, Inc.*	39,300	1,840,812

Total Common Stocks
(Cost $237,185,815)		319,933,812

RIGHTS†††- 0.0%
Casa Ley
Expires 01/17/19*	93,765	14,064
PDC
Expires 01/17/17*	93,765	6,564
Total Rights
(Cost $23,055)		20,628

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.4%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$1,404,800	1,404,800
Total Repurchase Agreement
(Cost $1,404,800)		1,404,800

SECURITIES LENDING COLLATERAL††,3 - 2.7%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	5,724,449	5,724,449
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	1,969,210	1,969,210
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	1,016,433	1,016,433
Total Securities Lending Collateral
(Cost $8,710,092)		8,710,092

Total Investments - 102.1%
(Cost $247,323,762)		$330,069,332
Other Assets & Liabilities, net - (2.1)%		(6,885,086)
Total Net Assets - 100.0%		$323,184,246

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreement — See Note 5.
3	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $8,624,874 of securities loaned (cost $237,208,870)	$319,954,440
Repurchase agreements, at value (cost $10,114,892)	10,114,892
Total investments (cost $247,323,762)	330,069,332
Segregated cash with broker	127,304
Receivables:
Fund shares sold	3,769,399
Dividends	852,417
Securities lending income	14,002
Foreign taxes reclaim	3,976
Total assets	334,836,430

Liabilities:
Payable for:
Return of securities loaned	8,837,396
Fund shares redeemed	2,319,682
Management fees	224,959
Transfer agent and administrative fees	66,164
Distribution and service fees	40,613
Portfolio accounting fees	24,986
Miscellaneous	138,384
Total liabilities	11,652,184
Commitments and contingent liabilities (Note 10)	—
Net assets	$323,184,246

Net assets consist of:
Paid in capital	$253,407,913
Undistributed net investment income	2,821,703
Accumulated net realized loss on investments	(15,790,940)
Net unrealized appreciation on investments	82,745,570
Net assets	$323,184,246

Investor Class:
Net assets	$222,954,377
Capital shares outstanding	3,807,959
Net asset value per share	$58.55

Advisor Class:
Net assets	$49,750,721
Capital shares outstanding	939,790
Net asset value per share	$52.94

A-Class:
Net assets	$32,762,389
Capital shares outstanding	599,364
Net asset value per share	$54.66
Maximum offering price per share (Net asset value divided by 95.25%)	$57.39

C-Class:
Net assets	$17,716,759
Capital shares outstanding	360,242
Net asset value per share	$49.18

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $19,260)	$6,677,348
Income from securities lending, net	78,752
Interest	255
Total investment income	6,756,355

Expenses:
Management fees	2,214,869
Transfer agent and administrative fees	651,430
Distribution and service fees:
Advisor Class	204,711
A-Class	68,773
C-Class	157,545
Portfolio accounting fees	252,145
Custodian fees	30,334
Trustees’ fees*	15,413
Tax expense	14,930
Line of credit fees	230
Miscellaneous	328,357
Total expenses	3,938,737
Net investment income	2,817,618

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,102,672
Net realized gain	2,102,672
Net change in unrealized appreciation (depreciation) on:
Investments	28,060,008
Net change in unrealized appreciation (depreciation)	28,060,008
Net realized and unrealized gain	30,162,680
Net increase in net assets resulting from operations	$32,980,298

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,817,618	$1,430,602
Net realized gain on investments	2,102,672	16,541,099
Net change in unrealized appreciation (depreciation) on investments	28,060,008	2,525,092
Net increase in net assets resulting from operations	32,980,298	20,496,793

Distributions to shareholders from:
Net investment income
Investor Class	(990,101)	(1,145,002)
Advisor Class	(228,315)	(232,317)
A-Class	(146,232)	(203,982)
C-Class	(80,799)	(138,802)
Net realized gains
Investor Class	(1,759,312)	(3,773,580)
Advisor Class	(405,693)	(765,646)
A-Class	(259,839)	(672,262)
C-Class	(143,573)	(457,448)
Total distributions to shareholders	(4,013,864)	(7,389,039)

Capital share transactions:
Proceeds from sale of shares
Investor Class	261,191,921	198,150,046
Advisor Class	186,583,796	38,899,657
A-Class	31,333,989	21,016,640
C-Class	23,898,739	27,537,280
Distributions reinvested
Investor Class	2,302,863	4,792,637
Advisor Class	632,540	995,811
A-Class	319,969	697,114
C-Class	218,591	581,614
Cost of shares redeemed
Investor Class	(162,176,613)	(291,984,030)
Advisor Class	(169,292,713)	(24,065,444)
A-Class	(27,757,505)	(19,454,898)
C-Class	(22,094,028)	(26,613,638)
Net increase (decrease) from capital share transactions	125,161,549	(69,447,211)
Net increase (decrease) in net assets	154,127,983	(56,339,457)

Net assets:
Beginning of year	169,056,263	225,395,720
End of year	$323,184,246	$169,056,263
Undistributed net investment income at end of year	$2,821,703	$1,445,447

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2015	Year Ended March 31, 2014
Capital share activity:
Shares sold
Investor Class	4,679,252	3,954,307
Advisor Class	3,693,937	847,688
A-Class	596,417	446,742
C-Class	506,456	642,147
Shares issued from reinvestment of distributions
Investor Class	40,408	94,753
Advisor Class	12,254	21,601
A-Class	6,008	14,701
C-Class	4,561	13,476
Shares redeemed
Investor Class	(2,874,581)	(5,892,976)
Advisor Class	(3,339,602)	(527,437)
A-Class	(526,497)	(418,104)
C-Class	(469,691)	(619,832)
Net increase (decrease) in shares	2,328,922	(1,422,934)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

CONSUMER PRODUCTS FUND
FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$52.08	$47.79	$40.19	$36.37	$37.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	.46	.57	.49	.69
Net gain (loss) on investments (realized and unrealized)	6.44	5.81	7.14	4.82	4.40
Total from investment operations	7.15	6.27	7.71	5.31	5.09
Less distributions from:
Net investment income	(.24)	(.46)	(.11)	(.57)	(.82)
Net realized gains	(.44)	(1.52)	—	(.92)	(5.73)
Total distributions	(.68)	(1.98)	(.11)	(1.49)	(6.55)
Net asset value, end of period	$58.55	$52.08	$47.79	$40.19	$36.37

Total Return[b]	13.77%	13.24%	19.26%	15.06%	14.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$222,954	$102,231	$181,945	$155,432	$57,876
Ratios to average net assets:
Net investment income (loss)	1.27%	0.91%	1.38%	1.29%	1.84%
Total expenses	1.34%	1.37%	1.35%	1.35%	1.38%
Portfolio turnover rate	87%	112%	230%	402%	400%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$47.39	$43.87	$37.08	$33.84	$35.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.24	.35	.24	.62
Net gain (loss) on investments (realized and unrealized)	5.86	5.26	6.55	4.49	4.00
Total from investment operations	6.23	5.50	6.90	4.73	4.62
Less distributions from:
Net investment income	(.24)	(.46)	(.11)	(.57)	(.82)
Net realized gains	(.44)	(1.52)	—	(.92)	(5.73)
Total distributions	(.68)	(1.98)	(.11)	(1.49)	(6.55)
Net asset value, end of period	$52.94	$47.39	$43.87	$37.08	$33.84

Total Return[b]	13.19%	12.66%	18.66%	14.49%	14.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,751	$27,162	$10,148	$16,975	$3,475
Ratios to average net assets:
Net investment income (loss)	0.74%	0.51%	0.93%	0.68%	1.78%
Total expenses	1.85%	1.87%	1.85%	1.84%	1.88%
Portfolio turnover rate	87%	112%	230%	402%	400%

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$48.79	$45.00	$37.93	$34.49	$36.26
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.33	.44	.40	.41
Net gain (loss) on investments (realized and unrealized)	6.07	5.44	6.74	4.53	4.37
Total from investment operations	6.55	5.77	7.18	4.93	4.78
Less distributions from:
Net investment income	(.24)	(.46)	(.11)	(.57)	(.82)
Net realized gains	(.44)	(1.52)	—	(.92)	(5.73)
Total distributions	(.68)	(1.98)	(.11)	(1.49)	(6.55)
Net asset value, end of period	$54.66	$48.79	$45.00	$37.93	$34.49

Total Return[b]	13.47%	12.95%	18.98%	14.80%	14.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,762	$25,538	$21,604	$21,021	$5,033
Ratios to average net assets:
Net investment income (loss)	0.92%	0.70%	1.12%	1.11%	1.14%
Total expenses	1.60%	1.62%	1.60%	1.60%	1.63%
Portfolio turnover rate	87%	112%	230%	402%	400%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$44.29	$41.32	$35.11	$32.28	$34.57
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	(.01)	.13	.12	.30
Net gain (loss) on investments (realized and unrealized)	5.48	4.96	6.19	4.20	3.96
Total from investment operations	5.57	4.95	6.32	4.32	4.26
Less distributions from:
Net investment income	(.24)	(.46)	(.11)	(.57)	(.82)
Net realized gains	(.44)	(1.52)	—	(.92)	(5.73)
Total distributions	(.68)	(1.98)	(.11)	(1.49)	(6.55)
Net asset value, end of period	$49.18	$44.29	$41.32	$35.11	$32.28

Total Return[b]	12.62%	12.11%	18.06%	13.91%	13.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,717	$14,125	$11,699	$9,712	$3,484
Ratios to average net assets:
Net investment income (loss)	0.20%	(0.02%)	0.37%	0.36%	0.90%
Total expenses	2.35%	2.37%	2.35%	2.35%	2.38%
Portfolio turnover rate	87%	112%	230%	402%	400%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“electronics companies”).

For the one-year period ended March 31, 2015, Electronics Fund Investor Class returned 19.65%, compared with 18.11% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 12.73%.

Almost all the holdings in the Fund are in the semiconductors industry and the semiconductor equipment industry. Both contributed to the Fund’s positive performance for the period.

For the period, Fund performance got the biggest boost from Skyworks Solutions, Inc., Intel Corp., and Avago Technologies Ltd. Holdings detracting from Fund performance for the period were Himax Technologies, Inc. ADR, Yingli Green Energy Holding Company Ltd. ADR, and GT Advanced Technologies, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	8.3%
Texas Instruments, Inc.	5.1%
Micron Technology, Inc.	3.6%
Applied Materials, Inc.	3.4%
Broadcom Corp. — Class A	3.3%
Analog Devices, Inc.	3.1%
Skyworks Solutions, Inc.	2.9%
Avago Technologies Ltd.	2.7%
NXP Semiconductor N.V.	2.7%
Altera Corp.	2.6%
Top Ten Total	37.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

44 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	19.65%	9.82%	4.95%
Advisor Class Shares	19.04%	9.26%	4.43%
A-Class Shares	19.36%	9.54%	4.68%
A-Class Shares with sales charge†	13.69%	8.48%	4.17%
C-Class Shares	18.50%	8.74%	3.93%
C-Class Shares with CDSC‡	17.50%	8.74%	3.93%
S&P 500 Information Technology Index	18.11%	14.55%	9.77%
S&P 500 Index	12.73%	14.47%	8.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS	March 31, 2015
ELECTRONICS FUND

	Shares	Value

COMMON STOCKS† - 99.3%

ELECTRONIC COMPONENTS - SEMICONDUCTOR - 53.5%
Intel Corp.	72,421	$2,264,607
Texas Instruments, Inc.	24,455	1,398,459
Micron Technology, Inc.*	35,991	976,436
Broadcom Corp. — Class A	21,012	909,715
Skyworks Solutions, Inc.	8,025	788,777
Avago Technologies Ltd.	5,803	736,865
Altera Corp.	16,776	719,858
Freescale Semiconductor Ltd.*	15,713	640,462
Xilinx, Inc.	14,361	607,470
NVIDIA Corp.	28,375	593,747
Microchip Technology, Inc.	11,559	565,235
ON Semiconductor Corp.*	33,429	404,825
Cavium, Inc.*	5,100	361,182
Cree, Inc.*,1	10,052	356,745
ARM Holdings plc ADR	7,153	352,643
Microsemi Corp.*	9,671	342,353
Mellanox Technologies Ltd.*	6,526	295,889
Ambarella, Inc.*,1	3,840	290,726
Tower Semiconductor Ltd.*	16,810	285,434
Silicon Laboratories, Inc.*	5,259	266,999
Fairchild Semiconductor International, Inc. — Class A*	14,667	266,646
Monolithic Power Systems, Inc.	4,942	260,196
PMC-Sierra, Inc.*	26,740	248,147
Intersil Corp. — Class A	16,736	239,660
Semtech Corp.*	8,970	239,006
OmniVision Technologies, Inc.*	8,717	229,867
Total Electronic Components - Semiconductor		14,641,949

SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUIT - 21.3%
Analog Devices, Inc.	13,286	837,018
NXP Semiconductor N.V.*	7,311	733,732
Linear Technology Corp.	12,978	607,370
Taiwan Semiconductor Manufacturing Company Ltd. ADR	25,379	595,899
Maxim Integrated Products, Inc.	16,108	560,719
Marvell Technology Group Ltd.	31,594	464,432
Cypress Semiconductor Corp.	26,547	374,578
Atmel Corp.	39,976	329,002
Integrated Device Technology, Inc.*	15,647	313,253
Siliconware Precision Industries Company Ltd. ADR1	33,610	274,930
Cirrus Logic, Inc.*	7,779	258,730
Himax Technologies, Inc. ADR	40,593	256,954
Power Integrations, Inc.	4,200	218,736
Total Semiconductor Components - Integrated Circuit		5,825,353

SEMICONDUCTOR EQUIPMENT - 12.6%
Applied Materials, Inc.	40,976	924,419
Lam Research Corp.	8,175	574,171
KLA-Tencor Corp.	9,359	545,536
Teradyne, Inc.	19,134	360,676
ASML Holding N.V. — Class G	3,428	346,331
Tessera Technologies, Inc.	6,710	270,279
MKS Instruments, Inc.	7,030	237,684
Veeco Instruments, Inc.*	6,577	200,927
Total Semiconductor Equipment		3,460,023

ENERGY-ALTERNATE SOURCES - 5.8%
SunEdison, Inc.*	19,402	465,648
First Solar, Inc.*	7,549	451,355
JinkoSolar Holding Company Ltd. ADR*,1	13,347	342,217
Trina Solar Ltd. ADR*,1	26,770	323,649
Total Energy-Alternate Sources		1,582,869

POWER CONVERTER/SUPPLY EQUIPMENT - 2.7%
Canadian Solar, Inc.*	11,261	376,004
SunPower Corp. — Class A*,1	11,692	366,077
Total Power Converter/Supply Equipment		742,081

TELECOMMUNICATION SERVICES - 2.3%
Qorvo, Inc.*	7,933	632,260

COMPUTERS-PERIPHERAL EQUIPMENT - 1.1%
Synaptics, Inc.*	3,835	311,805

Total Common Stocks
(Cost $19,808,904)		27,196,340

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
ELECTRONICS FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,2 - 0.9%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$245,325	$245,325
Total Repurchase Agreement
(Cost $245,325)		245,325

SECURITIES LENDING COLLATERAL††,3 - 5.1%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	923,258	923,258
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	317,601	317,601
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	163,934	163,934
Total Securities Lending Collateral
(Cost $1,404,793)		1,404,793

Total Investments - 105.3%
(Cost $21,459,022)		$28,846,458
Other Assets & Liabilities, net - (5.3)%		(1,458,770)
Total Net Assets - 100.0%		$27,387,688

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreement — See Note 5.
3	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ELECTRONICS FUND
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $1,377,165 of securities loaned (cost $19,808,904)	$27,196,340
Repurchase agreements, at value (cost $1,650,118)	1,650,118
Total investments (cost $21,459,022)	28,846,458
Segregated cash with broker	20,532
Cash	2,080
Receivables:
Fund shares sold	325,848
Securities lending income	7,880
Dividends	7,077
Total assets	29,209,875

Liabilities:
Payable for:
Return of securities loaned	1,425,325
Fund shares redeemed	353,600
Management fees	18,740
Transfer agent and administrative fees	5,512
Distribution and service fees	3,739
Portfolio accounting fees	2,205
Miscellaneous	13,066
Total liabilities	1,822,187
Commitments and contingent liabilities (Note 10)	—
Net assets	$27,387,688

Net assets consist of:
Paid in capital	$37,149,248
Undistributed net investment income	42,413
Accumulated net realized loss on investments	(17,191,409)
Net unrealized appreciation on investments	7,387,436
Net assets	$27,387,688

Investor Class:
Net assets	$18,143,531
Capital shares outstanding	217,173
Net asset value per share	$83.54

Advisor Class:
Net assets	$6,284,583
Capital shares outstanding	81,976
Net asset value per share	$76.66

A-Class:
Net assets	$1,679,567
Capital shares outstanding	21,364
Net asset value per share	$78.62
Maximum offering price per share (Net asset value divided by 95.25%)	$82.54

C-Class:
Net assets	$1,280,007
Capital shares outstanding	17,593
Net asset value per share	$72.76

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $5,178)	$383,218
Income from securities lending, net	67,567
Interest	29
Total investment income	450,814

Expenses:
Management fees	221,570
Transfer agent and administrative fees	65,167
Distribution and service fees:
Advisor Class	21,931
A-Class	7,239
C-Class	15,217
Portfolio accounting fees	26,067
Custodian fees	3,050
Trustees’ fees*	1,503
Line of credit fees	293
Miscellaneous	33,950
Total expenses	395,987
Net investment income	54,827

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,156,771)
Net realized loss	(4,156,771)
Net change in unrealized appreciation (depreciation) on:
Investments	4,425,744
Net change in unrealized appreciation (depreciation)	4,425,744
Net realized and unrealized gain	268,973
Net increase in net assets resulting from operations	$323,800

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$54,827	$(23,668)
Net realized gain (loss) on investments	(4,156,771)	690,809
Net change in unrealized appreciation (depreciation) on investments	4,425,744	1,007,719
Net increase in net assets resulting from operations	323,800	1,674,860

Distributions to shareholders from:
Net investment income
Investor Class	—	(1,558)
Advisor Class	—	(974)
A-Class	—	(118)
C-Class	—	(329)
Total distributions to shareholders	—	(2,979)

Capital share transactions:
Proceeds from sale of shares
Investor Class	149,252,908	119,447,698
Advisor Class	34,345,705	29,407,626
A-Class	15,359,168	15,892,309
C-Class	18,220,155	20,348,276
Distributions reinvested
Investor Class	—	1,521
Advisor Class	—	967
A-Class	—	118
C-Class	—	328
Cost of shares redeemed
Investor Class	(140,624,704)	(113,730,945)
Advisor Class	(32,080,298)	(27,385,057)
A-Class	(18,830,964)	(11,112,191)
C-Class	(18,183,162)	(20,133,392)
Net increase from capital share transactions	7,458,808	12,737,258
Net increase in net assets	7,782,608	14,409,139

Net assets:
Beginning of year	19,605,080	5,195,941
End of year	$27,387,688	$19,605,080
Undistributed net investment income/(Accumulated net investment loss) at end of year	$42,413	$(12,414)

Capital share activity:
Shares sold
Investor Class	1,964,674	1,999,524
Advisor Class	497,436	523,694
A-Class	217,511	274,282
C-Class	277,943	391,550
Shares issued from reinvestment of distributions
Investor Class	—	25
Advisor Class	—	17
A-Class	—	2
C-Class	—	6
Shares redeemed
Investor Class	(1,885,797)	(1,917,706)
Advisor Class	(471,009)	(494,817)
A-Class	(277,054)	(199,435)
C-Class	(277,335)	(388,980)
Net increase in shares	46,369	188,162

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

ELECTRONICS FUND
FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$69.82	$52.11	$55.09	$60.57	$52.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	(.04)	.22	(.12)	(.13)
Net gain (loss) on investments (realized and unrealized)	13.43	17.79	(3.20)	(5.36)	8.37
Total from investment operations	13.72	17.75	(2.98)	(5.48)	8.24
Less distributions from:
Net investment income	—	(.04)	—	—	—
Total distributions	—	(.04)	—	—	—
Net asset value, end of period	$83.54	$69.82	$52.11	$55.09	$60.57

Total Return[b]	19.65%	34.07%	(5.41%)	(9.05%)	15.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,144	$9,655	$2,942	$5,453	$6,976
Ratios to average net assets:
Net investment income (loss)	0.38%	(0.07%)	0.45%	(0.22%)	(0.23%)
Total expenses	1.35%	1.37%	1.35%	1.35%	1.39%
Portfolio turnover rate	562%	1,436%	1,640%	1,329%	1,171%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$64.40	$48.33	$51.40	$56.77	$49.26
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.17)	(.12)	(.34)	(.41)
Net gain (loss) on investments (realized and unrealized)	12.20	16.28	(2.95)	(5.03)	7.92
Total from investment operations	12.26	16.11	(3.07)	(5.37)	7.51
Less distributions from:
Net investment income	—	(.04)	—	—	—
Total distributions	—	(.04)	—	—	—
Net asset value, end of period	$76.66	$64.40	$48.33	$51.40	$56.77

Total Return[b]	19.04%	33.34%	(5.97%)	(9.46%)	15.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,285	$3,577	$1,288	$1,271	$3,081
Ratios to average net assets:
Net investment income (loss)	0.09%	(0.29%)	(0.26%)	(0.67%)	(0.79%)
Total expenses	1.85%	1.87%	1.85%	1.86%	1.89%
Portfolio turnover rate	562%	1,436%	1,640%	1,329%	1,171%

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$65.87	$49.29	$52.23	$57.59	$49.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.33)	.24	(.19)	(.21)
Net gain (loss) on investments (realized and unrealized)	12.92	16.95	(3.18)	(5.17)	7.92
Total from investment operations	12.75	16.62	(2.94)	(5.36)	7.71
Less distributions from:
Net investment income	—	(.04)	—	—	—
Total distributions	—	(.04)	—	—	—
Net asset value, end of period	$78.62	$65.87	$49.29	$52.23	$57.59

Total Return[b]	19.36%	33.72%	(5.63%)	(9.31%)	15.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,680	$5,329	$299	$659	$1,619
Ratios to average net assets:
Net investment income (loss)	(0.24%)	(0.59%)	0.51%	(0.36%)	(0.43%)
Total expenses	1.61%	1.62%	1.60%	1.62%	1.64%
Portfolio turnover rate	562%	1,436%	1,640%	1,329%	1,171%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$61.40	$46.32	$49.50	$55.03	$47.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)	(.54)	(.18)	(.70)	(.65)
Net gain (loss) on investments (realized and unrealized)	11.71	15.66	(3.00)	(4.83)	7.78
Total from investment operations	11.36	15.12	(3.18)	(5.53)	7.13
Less distributions from:
Net investment income	—	(.04)	—	—	—
Total distributions	—	(.04)	—	—	—
Net asset value, end of period	$72.76	$61.40	$46.32	$49.50	$55.03

Total Return[b]	18.50%	32.65%	(6.44%)	(10.01%)	14.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,280	$1,043	$667	$263	$1,246
Ratios to average net assets:
Net investment income (loss)	(0.55%)	(1.03%)	(0.41%)	(1.42%)	(1.31%)
Total expenses	2.35%	2.37%	2.35%	2.36%	2.39%
Portfolio turnover rate	562%	1,436%	1,640%	1,329%	1,171%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“energy companies”).

For the one-year period ended March 31, 2015, Energy Fund Investor Class returned -21.42%, compared with -11.11% for the S&P 500 Energy Index. The broader S&P 500 Index returned 12.73%.

Within the sector, the gas utilities industry was the largest contributor to return, followed by the commercial services & supplies industry. The oil, gas & consumable fuels industry was the largest detractor from return, followed by the energy equipment & services industry.

Kinder Morgan, Inc., Tesoro Corp., and Valero Energy Corp. were among the most significant positive contributors to Fund performance for the period. Holdings detracting most from performance were Transocean Ltd., Seadrill Ltd., and Petroleo Brasileiro S.A. ADR.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
Advisor Class	May 5, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	5.3%
Chevron Corp.	4.0%
Schlumberger Ltd.	3.0%
Kinder Morgan, Inc.	2.7%
ConocoPhillips	2.5%
Occidental Petroleum Corp.	2.1%
EOG Resources, Inc.	2.0%
Phillips 66	1.9%
Anadarko Petroleum Corp.	1.8%
Williams Companies, Inc.	1.8%
Top Ten Total	27.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

52 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	-21.42%	2.67%	4.61%
Advisor Class Shares	-21.76%	2.16%	4.08%
A-Class Shares	-21.49%	2.42%	4.34%
A-Class Shares with sales charge†	-25.22%	1.42%	3.83%
C-Class Shares	-22.18%	1.64%	3.56%
C-Class Shares with CDSC‡	-22.95%	1.64%	3.56%
S&P 500 Energy Index	-11.11%	8.00%	7.41%
S&P 500 Index	12.73%	14.47%	8.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS	March 31, 2015
ENERGY FUND

	Shares	Value

COMMON STOCKS† - 99.7%

OIL COMPANY - EXPLORATION & PRODUCTION - 37.4%
ConocoPhillips	18,267	$1,137,303
Occidental Petroleum Corp.	13,406	978,638
EOG Resources, Inc.	10,187	934,046
Anadarko Petroleum Corp.	10,228	846,981
Devon Energy Corp.	10,845	654,062
Pioneer Natural Resources Co.	3,995	653,222
Apache Corp.	10,345	624,114
Noble Energy, Inc.	11,852	579,563
Hess Corp.	8,382	568,886
Continental Resources, Inc.*	12,582	549,456
Concho Resources, Inc.*	4,301	498,572
Equities Corp.	5,750	476,503
Cabot Oil & Gas Corp. — Class A	15,810	466,869
Cimarex Energy Co.	3,714	427,444
Antero Resources Corp.*	11,650	411,478
Range Resources Corp.	7,850	408,514
Chesapeake Energy Corp.1	28,382	401,889
Southwestern Energy Co.*	17,006	394,369
Newfield Exploration Co.*	9,310	326,688
Encana Corp.	26,874	299,645
Energen Corp.	4,507	297,462
Canadian Natural Resources Ltd.	9,502	291,806
Diamondback Energy, Inc.*	3,790	291,224
Whiting Petroleum Corp.*	8,728	269,695
Cobalt International Energy, Inc.*	28,110	264,515
Memorial Resource Development Corp.*	14,870	263,794
SM Energy Co.	5,099	263,516
Gulfport Energy Corp.*	5,630	258,473
QEP Resources, Inc.	12,062	251,493
Rice Energy, Inc.*	11,230	244,365
California Resources Corp.	31,543	240,042
Laredo Petroleum, Inc.*	18,088	235,868
Talisman Energy, Inc.	30,198	231,921
Denbury Resources, Inc.1	28,548	208,115
Ultra Petroleum Corp.*,1	13,112	204,941
Carrizo Oil & Gas, Inc.*	4,069	202,026
CNOOC Ltd. ADR	1,400	198,548
WPX Energy, Inc.*	18,134	198,205
Oasis Petroleum, Inc.*,1	13,410	190,690
PDC Energy, Inc.*	3,460	186,978
RSP Permian, Inc.*	7,080	178,345
Rosetta Resources, Inc.*	8,680	147,734
Bonanza Creek Energy, Inc.*	5,980	147,467
Sanchez Energy Corp.*,1	9,510	123,725
Stone Energy Corp.*	8,020	117,734
Comstock Resources, Inc.1	14,477	51,683
Total Oil Company - Exploration & Production		17,198,607

OIL COMPANY - INTEGRATED - 16.8%
Exxon Mobil Corp.	28,947	2,460,495
Chevron Corp.	17,528	1,840,089
Marathon Oil Corp.	20,977	547,709
Petroleo Brasileiro S.A. ADR1	79,972	480,632
Royal Dutch Shell plc — Class A ADR	8,017	478,214
BP plc ADR	10,406	406,979
Murphy Oil Corp.	7,929	369,491
Suncor Energy, Inc.	10,431	305,107
Statoil ASA ADR	12,830	225,680
Sasol Ltd. ADR	6,300	214,452
Cenovus Energy, Inc.	12,570	212,182
YPF S.A. ADR	6,780	186,111
Total Oil Company - Integrated		7,727,141

OIL-FIELD SERVICES - 11.7%
Schlumberger Ltd.	16,319	1,361,657
Halliburton Co.	18,866	827,840
Baker Hughes, Inc.	11,036	701,669
Oceaneering International, Inc.	5,957	321,261
Targa Resources Corp.	3,240	310,360
Weatherford International plc*	24,410	300,243
Core Laboratories N.V.1	2,647	276,585
Superior Energy Services, Inc.	11,319	252,866
Exterran Holdings, Inc.	6,354	213,304
Oil States International, Inc.*	4,707	187,197
Bristow Group, Inc.	3,172	172,715
Helix Energy Solutions Group, Inc.*	11,532	172,519
CARBO Ceramics, Inc.1	3,601	109,867
C&J Energy Services Ltd.*	9,565	106,458
Basic Energy Services, Inc.*	11,960	82,883
Total Oil-Field Services		5,397,424

OIL REFINING & MARKETING - 9.6%
Phillips 66	10,919	858,234
Valero Energy Corp.	12,034	765,604
Marathon Petroleum Corp.	6,839	700,245
Cheniere Energy, Inc.*	7,261	562,001
Tesoro Corp.	4,908	448,051
HollyFrontier Corp.	9,035	363,839
Western Refining, Inc.	5,760	284,486
PBF Energy, Inc. — Class A	7,020	238,118
Delek US Holdings, Inc.	5,030	199,943
Total Oil Refining & Marketing		4,420,521

PIPELINES - 8.4%
Kinder Morgan, Inc.	29,696	1,249,014
Williams Companies, Inc.	16,445	831,953
Spectra Energy Corp.	18,260	660,464
ONEOK, Inc.	8,867	427,744
SemGroup Corp. — Class A	3,150	256,221
Enbridge, Inc.	4,770	231,345
TransCanada Corp.	5,270	225,134
Total Pipelines		3,881,875

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
ENERGY FUND

	Shares	Value

OIL & GAS DRILLING - 7.2%
Transocean Ltd.1	31,256	$458,525
Ensco plc — Class A	18,648	392,913
Nabors Industries Ltd.	27,324	372,973
Helmerich & Payne, Inc.	5,295	360,431
Noble Corporation plc	25,073	358,042
Seadrill Ltd.1	32,405	302,987
Diamond Offshore Drilling, Inc.1	9,161	245,423
Patterson-UTI Energy, Inc.	12,069	226,595
Parsley Energy, Inc. — Class A*	12,520	200,070
Rowan Companies plc — Class A	10,835	191,888
Atwood Oceanics, Inc.	6,250	175,688
Total Oil & Gas Drilling		3,285,535

OIL FIELD MACHINERY & EQUIPMENT - 4.2%
National Oilwell Varco, Inc.	12,053	602,530
Cameron International Corp.*	8,654	390,468
FMC Technologies, Inc.*	10,297	381,092
Dresser-Rand Group, Inc.*	4,040	324,614
Dril-Quip, Inc.*	3,149	215,360
Total Oil Field Machinery & Equipment		1,914,064

TRANSPORT-MARINE - 1.1%
Golar LNG Ltd.1	6,260	208,332
Teekay Corp.	4,240	197,457
Tidewater, Inc.1	5,998	114,802
Total Transport-Marine		520,591

COAL - 1.0%
CONSOL Energy, Inc.	11,976	334,010
Peabody Energy Corp.1	29,266	143,989
Total Coal		477,999

RETAIL-PETROLEUM PRODUCTS - 0.6%
World Fuel Services Corp.	4,680	269,006

STEEL PIPE & TUBE - 0.5%
Tenaris S.A. ADR	8,249	230,972

DIVERSIFIED MINERALS - 0.5%
US Silica Holdings, Inc.1	5,780	205,826

NON-FERROUS METALS - 0.4%
Cameco Corp.	13,004	181,146

ENERGY-ALTERNATE SOURCES - 0.3%
Green Plains, Inc.	4,900	139,895

Total Common Stocks
(Cost $29,431,203)		45,850,602

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.5%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$233,695	233,695
Total Repurchase Agreement
(Cost $233,695)		233,695

SECURITIES LENDING COLLATERAL††,3 - 4.5%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	1,354,840	1,354,840
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	466,065	466,065
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	240,565	240,565
Total Securities Lending Collateral
(Cost $2,061,470)		2,061,470

Total Investments - 104.7%
(Cost $31,726,368)		$48,145,767
Other Assets & Liabilities, net - (4.7)%		(2,145,835)
Total Net Assets - 100.0%		$45,999,932

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreement — See Note 5.
3	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $2,013,020 of securities loaned (cost $29,431,203)	$45,850,602
Repurchase agreements, at value (cost $2,295,165)	2,295,165
Total investments (cost $31,726,368)	48,145,767
Segregated cash with broker	30,130
Cash	6,193
Receivables:
Fund shares sold	7,068,498
Dividends	24,524
Securities lending income	7,840
Total assets	55,282,952

Liabilities:
Payable for:
Securities purchased	5,890,117
Return of securities loaned	2,091,600
Fund shares redeemed	1,229,755
Management fees	28,631
Distribution and service fees	8,442
Transfer agent and administrative fees	8,421
Portfolio accounting fees	3,368
Miscellaneous	22,686
Total liabilities	9,283,020
Commitments and contingent liabilities (Note 10)	—
Net assets	$45,999,932

Net assets consist of:
Paid in capital	$39,403,380
Undistributed net investment income	334,376
Accumulated net realized loss on investments	(10,157,223)
Net unrealized appreciation on investments	16,419,399
Net assets	$45,999,932

Investor Class:
Net assets	$28,123,067
Capital shares outstanding	1,209,890
Net asset value per share	$23.24

Advisor Class:
Net assets	$6,452,354
Capital shares outstanding	302,359
Net asset value per share	$21.34

A-Class:
Net assets	$4,670,595
Capital shares outstanding	212,875
Net asset value per share	$21.94
Maximum offering price per share (Net asset value divided by 95.25%)	$23.03

C-Class:
Net assets	$6,753,916
Capital shares outstanding	337,980
Net asset value per share	$19.98

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $18,860)	$1,270,683
Income from securities lending, net	51,471
Interest	53
Total investment income	1,322,207

Expenses:
Management fees	538,595
Transfer agent and administrative fees	158,410
Distribution and service fees:
Advisor Class	34,422
A-Class	15,536
C-Class	81,628
Portfolio accounting fees	63,363
Custodian fees	7,404
Trustees’ fees*	5,184
Line of credit fees	189
Miscellaneous	84,269
Total expenses	989,000
Net investment income	333,207

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(139,801)
Net realized loss	(139,801)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,779,125)
Net change in unrealized appreciation (depreciation)	(9,779,125)
Net realized and unrealized loss	(9,918,926)
Net decrease in net assets resulting from operations	$(9,585,719)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$333,207	$200,733
Net realized gain (loss) on investments	(139,801)	14,055,229
Net change in unrealized appreciation (depreciation) on investments	(9,779,125)	(5,739,014)
Net increase (decrease) in net assets resulting from operations	(9,585,719)	8,516,948

Distributions to shareholders from:
Net investment income
Investor Class	(122,605)	—
Advisor Class	(19,193)	—
A-Class	(21,643)	—
C-Class	(37,292)	—
Total distributions to shareholders	(200,733)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	261,136,749	143,421,747
Advisor Class	75,602,721	9,124,810
A-Class	24,712,863	9,853,780
C-Class	24,858,323	25,870,251
Distributions reinvested
Investor Class	119,147	—
Advisor Class	18,825	—
A-Class	16,607	—
C-Class	35,962	—
Cost of shares redeemed
Investor Class	(263,698,107)	(163,234,190)
Advisor Class	(72,212,828)	(10,093,114)
A-Class	(25,606,281)	(9,665,717)
C-Class	(24,487,521)	(28,215,805)
Net increase (decrease) from capital share transactions	496,460	(22,938,238)
Net decrease in net assets	(9,289,992)	(14,421,290)

Net assets:
Beginning of year	55,289,924	69,711,214
End of year	$45,999,932	$55,289,924
Undistributed net investment income at end of year	$334,376	$200,733

Capital share activity:
Shares sold
Investor Class	8,974,883	5,152,398
Advisor Class	2,974,818	356,398
A-Class	986,870	388,496
C-Class	1,026,731	1,083,634
Shares issued from reinvestment of distributions
Investor Class	4,447	—
Advisor Class	764	—
A-Class	657	—
C-Class	1,548	—
Shares redeemed
Investor Class	(8,966,417)	(5,837,470)
Advisor Class	(2,847,072)	(400,131)
A-Class	(1,010,592)	(378,139)
C-Class	(1,014,166)	(1,182,490)
Net increase (decrease) in shares	132,471	(817,304)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$29.70	$26.12	$24.58	$28.70	$20.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.15	.12	.07	— [b]
Net gain (loss) on investments (realized and unrealized)	(6.56)	3.43	1.89	(4.19)	7.82
Total from investment operations	(6.35)	3.58	2.01	(4.12)	7.82
Less distributions from:
Net investment income	(.11)	—	(.07)	—	(.03)
Return of capital	—	—	(.40)	—	—
Total distributions	(.11)	—	(.47)	—	(.03)
Net asset value, end of period	$23.24	$29.70	$26.12	$24.58	$28.70

Total Return[c]	(21.42%)	13.71%	8.50%	(14.39%)	37.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,123	$35,546	$49,160	$40,947	$93,648
Ratios to average net assets:
Net investment income (loss)	0.72%	0.55%	0.52%	0.27%	0.00%
Total expenses	1.35%	1.37%	1.35%	1.36%	1.39%
Portfolio turnover rate	463%	231%	248%	288%	273%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$27.40	$24.23	$22.95	$26.93	$19.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	(.02)	.01	(.08)	(.11)
Net gain (loss) on investments (realized and unrealized)	(6.02)	3.19	1.74	(3.90)	7.35
Total from investment operations	(5.95)	3.17	1.75	(3.98)	7.24
Less distributions from:
Net investment income	(.11)	—	(.07)	—	(.03)
Return of capital	—	—	(.40)	—	—
Total distributions	(.11)	—	(.47)	—	(.03)
Net asset value, end of period	$21.34	$27.40	$24.23	$22.95	$26.93

Total Return[c]	(21.76%)	13.08%	7.92%	(14.78%)	36.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,452	$4,764	$5,272	$11,080	$16,015
Ratios to average net assets:
Net investment income (loss)	0.27%	(0.09%)	0.06%	(0.33%)	(0.53%)
Total expenses	1.85%	1.87%	1.85%	1.86%	1.89%
Portfolio turnover rate	463%	231%	248%	288%	273%

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$28.07	$24.76	$23.38	$27.40	$20.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.08	.08	(.01)	(.08)
Net gain (loss) on investments (realized and unrealized)	(6.14)	3.23	1.77	(4.01)	7.50
Total from investment operations	(6.02)	3.31	1.85	(4.02)	7.42
Less distributions from:
Net investment income	(.11)	—	(.07)	—	(.03)
Return of capital	—	—	(.40)	—	—
Total distributions	(.11)	—	(.47)	—	(.03)
Net asset value, end of period	$21.94	$28.07	$24.76	$23.38	$27.40

Total Return[c]	(21.49%)	13.37%	8.20%	(14.67%)	37.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,671	$6,624	$5,586	$5,622	$14,752
Ratios to average net assets:
Net investment income (loss)	0.43%	0.30%	0.38%	(0.05%)	(0.38%)
Total expenses	1.60%	1.62%	1.60%	1.61%	1.64%
Portfolio turnover rate	463%	231%	248%	288%	273%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$25.80	$22.93	$21.85	$25.78	$18.97
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.12)	(.09)	(.19)	(.20)
Net gain (loss) on investments (realized and unrealized)	(5.66)	2.99	1.64	(3.74)	7.04
Total from investment operations	(5.71)	2.87	1.55	(3.93)	6.84
Less distributions from:
Net investment income	(.11)	—	(.07)	—	(.03)
Return of capital	—	—	(.40)	—	—
Total distributions	(.11)	—	(.47)	—	(.03)
Net asset value, end of period	$19.98	$25.80	$22.93	$21.85	$25.78

Total Return[c]	(22.18%)	12.52%	7.40%	(15.24%)	36.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,754	$8,357	$9,693	$13,153	$19,993
Ratios to average net assets:
Net investment income (loss)	(0.20%)	(0.52%)	(0.45%)	(0.84%)	(0.99%)
Total expenses	2.35%	2.37%	2.35%	2.36%	2.39%
Portfolio turnover rate	463%	231%	248%	288%	273%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“energy services companies”).

For the one-year period ended March 31, 2015, Energy Services Fund Investor Class returned -36.95%, compared with the S&P 500 Energy Index, which returned -11.11%. The broader S&P 500 Index returned 12.73%.

The diversified support services industry accounted for all of the Fund’s positive return for the period. Detracting from return were the oil & gas equipment & services holdings, followed by the oil & gas drilling industry.

U.S. Silica Holdings, Inc., Dresser-Rank Group, Inc., and Baker Hughes, Inc. were the Fund’s best-performing holdings for the period. The Fund’s worst-performing holdings included Ensco plc — Class A, Seadrill Ltd., and Transocean Ltd.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	11.9%
Halliburton Co.	7.2%
Baker Hughes, Inc.	6.1%
National Oilwell Varco, Inc.	5.3%
Transocean Ltd.	3.9%
Cameron International Corp.	3.4%
FMC Technologies, Inc.	3.3%
Helmerich & Payne, Inc.	3.2%
Ensco plc — Class A	2.9%
Dresser-Rand Group, Inc.	2.8%
Top Ten Total	50.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

60 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	-36.95%	-1.68%	2.71%
Advisor Class Shares	-37.33%	-2.18%	2.19%
A-Class Shares	-37.11%	-1.92%	2.47%
A-Class Shares with sales charge†	-40.10%	-2.87%	1.97%
C-Class Shares	-37.58%	-2.66%	1.69%
C-Class Shares with CDSC‡	-38.21%	-2.66%	1.69%
S&P 500 Energy Index	-11.11%	8.00%	7.41%
S&P 500 Index	12.73%	14.47%	8.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS	March 31, 2015
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.4%

OIL-FIELD SERVICES - 48.4%
Schlumberger Ltd.	36,242	$3,024,031
Halliburton Co.	41,894	1,838,309
Baker Hughes, Inc.	24,515	1,558,664
Oceaneering International, Inc.	13,233	713,656
Superior Energy Services, Inc.	25,142	561,672
Weatherford International plc*	42,640	524,472
RPC, Inc.	39,806	509,915
Core Laboratories N.V.	4,545	474,907
Exterran Holdings, Inc.	14,105	473,505
Oil States International, Inc.*	10,461	416,034
Bristow Group, Inc.	7,046	383,655
Helix Energy Solutions Group, Inc.*	25,614	383,185
SEACOR Holdings, Inc.*	4,734	329,818
Frank’s International N.V.	14,000	261,800
CARBO Ceramics, Inc.1	8,004	244,202
C&J Energy Services Ltd.*	21,238	236,379
Basic Energy Services, Inc.*	26,557	184,040
Gulfmark Offshore, Inc. — Class A	12,578	164,017
Total Oil-Field Services		12,282,261

OIL & GAS DRILLING - 26.0%
Transocean Ltd.1	67,848	995,329
Helmerich & Payne, Inc.	11,751	799,891
Ensco plc — Class A	34,416	725,145
Nabors Industries Ltd.	49,013	669,027
Noble Corporation plc	45,483	649,497
Diamond Offshore Drilling, Inc.1	22,535	603,713
Seadrill Ltd.1	57,042	533,343
Patterson-UTI Energy, Inc.	26,809	503,339
Rowan Companies plc — Class A	24,074	426,351
Atwood Oceanics, Inc.	13,885	390,307
Precision Drilling Corp.	49,890	316,303
Total Oil & Gas Drilling		6,612,245

OIL FIELD MACHINERY & EQUIPMENT - 18.3%
National Oilwell Varco, Inc.	26,769	1,338,181
Cameron International Corp.*	19,222	867,297
FMC Technologies, Inc.*	22,874	846,567
Dresser-Rand Group, Inc.*	8,973	720,981
Dril-Quip, Inc.*	6,989	477,978
Forum Energy Technologies, Inc.*	20,270	397,292
Total Oil Field Machinery & Equipment		4,648,296

TRANSPORT-MARINE - 2.0%
Tidewater, Inc.1	13,319	254,926
Hornbeck Offshore Services, Inc.*	12,710	239,075
Total Transport-Marine		494,001

DIVERSIFIED MINERALS - 1.8%
U.S. Silica Holdings, Inc.1	12,842	457,304

STEEL PIPE & TUBE - 1.5%
Tenaris S.A. ADR	13,471	377,188

OIL COMPANY - EXPLORATION & PRODUCTION - 1.4%
Unit Corp.*	12,758	356,969

Total Common Stocks
(Cost $13,994,257)		25,228,264

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.5%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$137,735	137,735
Total Repurchase Agreement
(Cost $137,735)		137,735

SECURITIES LENDING COLLATERAL††,3 - 8.1%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	1,357,366	1,357,366
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	466,934	466,934
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	241,014	241,014
Total Securities Lending Collateral
(Cost $2,065,314)		2,065,314

Total Investments - 108.0%
(Cost $16,197,306)		$27,431,313
Other Assets & Liabilities, net - (8.0)%		(2,039,213)
Total Net Assets - 100.0%		$25,392,100

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreement — See Note 5.
3	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $2,024,426 of securities loaned (cost $13,994,257)	$25,228,264
Repurchase agreements, at value (cost $2,203,049)	2,203,049
Total investments (cost $16,197,306)	27,431,313
Segregated cash with broker	30,186
Cash	3,443
Receivables:
Fund shares sold	2,034,521
Dividends	22,136
Securities lending income	10,696
Total assets	29,532,295

Liabilities:
Payable for:
Return of securities loaned	2,095,500
Fund shares redeemed	1,483,589
Securities purchased	514,227
Management fees	18,013
Distribution and service fees	5,496
Transfer agent and administrative fees	5,298
Portfolio accounting fees	2,119
Miscellaneous	15,953
Total liabilities	4,140,195
Commitments and contingent liabilities (Note 10)	—
Net assets	$25,392,100

Net assets consist of:
Paid in capital	$48,271,893
Undistributed net investment income	231,483
Accumulated net realized loss on investments	(34,345,283)
Net unrealized appreciation on investments	11,234,007
Net assets	$25,392,100

Investor Class:
Net assets	$16,144,400
Capital shares outstanding	410,166
Net asset value per share	$39.36

Advisor Class:
Net assets	$1,813,787
Capital shares outstanding	49,987
Net asset value per share	$36.29

A-Class:
Net assets	$3,545,100
Capital shares outstanding	94,981
Net asset value per share	$37.32
Maximum offering price per share (Net asset value divided by 95.25%)	$39.18

C-Class:
Net assets	$3,888,813
Capital shares outstanding	113,442
Net asset value per share	$34.28

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $4,579)	$861,642
Income from securities lending, net	87,618
Interest	33
Total investment income	949,293

Expenses:
Management fees	374,777
Transfer agent and administrative fees	110,228
Distribution and service fees:
Advisor Class	30,842
A-Class	13,437
C-Class	70,278
Portfolio accounting fees	44,091
Custodian fees	5,155
Trustees’ fees*	3,716
Line of credit fees	322
Miscellaneous	59,372
Total expenses	712,218
Net investment income	237,075

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(5,210,662)
Net realized loss	(5,210,662)
Net change in unrealized appreciation (depreciation) on:
Investments	(14,210,065)
Net change in unrealized appreciation (depreciation)	(14,210,065)
Net realized and unrealized loss	(19,420,727)
Net decrease in net assets resulting from operations	$(19,183,652)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$237,075	$(128,281)
Net realized gain (loss) on investments	(5,210,662)	10,172,016
Net change in unrealized appreciation (depreciation) on investments	(14,210,065)	(4,603,394)
Net increase (decrease) in net assets resulting from operations	(19,183,652)	5,440,341

Capital share transactions:
Proceeds from sale of shares
Investor Class	155,300,672	136,799,275
Advisor Class	138,874,968	47,862,323
A-Class	18,229,626	11,403,811
C-Class	22,985,448	25,331,498
Cost of shares redeemed
Investor Class	(160,581,256)	(132,689,190)
Advisor Class	(139,441,804)	(53,070,944)
A-Class	(20,303,746)	(10,306,276)
C-Class	(24,839,035)	(26,390,621)
Net decrease from capital share transactions	(9,775,127)	(1,060,124)
Net increase (decrease) in net assets	(28,958,779)	4,380,217

Net assets:
Beginning of year	54,350,879	49,970,662
End of year	$25,392,100	$54,350,879
Undistributed net investment income/(Accumulated net investment loss) at end of year	$231,483	$(5,592)

Capital share activity:
Shares sold
Investor Class	2,859,922	2,359,895
Advisor Class	2,915,122	898,924
A-Class	419,738	204,539
C-Class	503,113	497,418
Shares redeemed
Investor Class	(2,982,262)	(2,306,869)
Advisor Class	(2,950,353)	(1,004,649)
A-Class	(452,109)	(183,900)
C-Class	(546,543)	(519,469)
Net decrease in shares	(233,372)	(54,111)

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$62.43	$54.43	$50.87	$62.66	$42.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.02	(.05)	(.14)	(.21)
Net gain (loss) on investments (realized and unrealized)	(23.55)	7.98	3.61	(11.65)	20.04
Total from investment operations	(23.07)	8.00	3.56	(11.79)	19.83
Net asset value, end of period	$39.36	$62.43	$54.43	$50.87	$62.66

Total Return[b]	(36.95%)	14.70%	7.00%	(18.82%)	46.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,144	$33,244	$26,097	$34,353	$151,318
Ratios to average net assets:
Net investment income (loss)	0.86%	0.03%	(0.10%)	(0.25%)	(0.42%)
Total expenses	1.36%	1.37%	1.35%	1.36%	1.39%
Portfolio turnover rate	494%	350%	275%	162%	205%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$57.89	$50.72	$47.64	$58.97	$40.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	(.27)	(.25)	(.34)	(.42)
Net gain (loss) on investments (realized and unrealized)	(21.67)	7.44	3.33	(10.99)	18.89
Total from investment operations	(21.60)	7.17	3.08	(11.33)	18.47
Net asset value, end of period	$36.29	$57.89	$50.72	$47.64	$58.97

Total Return[b]	(37.33%)	14.14%	6.47%	(19.21%)	45.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,814	$4,933	$9,685	$8,025	$17,222
Ratios to average net assets:
Net investment income (loss)	0.13%	(0.50%)	(0.54%)	(0.66%)	(0.93%)
Total expenses	1.86%	1.87%	1.85%	1.86%	1.89%
Portfolio turnover rate	494%	350%	275%	162%	205%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$59.34	$51.86	$48.59	$60.01	$41.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	(.13)	(.17)	(.25)	(.31)
Net gain (loss) on investments (realized and unrealized)	(22.27)	7.61	3.44	(11.17)	19.20
Total from investment operations	(22.02)	7.48	3.27	(11.42)	18.89
Net asset value, end of period	$37.32	$59.34	$51.86	$48.59	$60.01

Total Return[b]	(37.11%)	14.42%	6.73%	(19.03%)	45.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,545	$7,557	$5,535	$7,115	$24,849
Ratios to average net assets:
Net investment income (loss)	0.47%	(0.23%)	(0.37%)	(0.47%)	(0.67%)
Total expenses	1.60%	1.62%	1.60%	1.61%	1.64%
Portfolio turnover rate	494%	350%	275%	162%	205%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$54.92	$48.37	$45.66	$56.81	$39.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.50)	(.49)	(.54)	(.60)
Net gain (loss) on investments (realized and unrealized)	(20.52)	7.05	3.20	(10.61)	18.19
Total from investment operations	(20.64)	6.55	2.71	(11.15)	17.59
Net asset value, end of period	$34.28	$54.92	$48.37	$45.66	$56.81

Total Return[b]	(37.58%)	13.54%	5.94%	(19.63%)	44.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,889	$8,616	$8,654	$10,144	$15,276
Ratios to average net assets:
Net investment income (loss)	(0.24%)	(0.97%)	(1.11%)	(1.13%)	(1.43%)
Total expenses	2.36%	2.37%	2.35%	2.36%	2.39%
Portfolio turnover rate	494%	350%	275%	162%	205%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the financial services sector (“financial services companies”).

For the one-year period ended March 31, 2015, Financial Services Fund Investor Class returned 9.17%, while the S&P 500 Financials Index returned 9.96% over the same period. The broader S&P 500 Index returned 12.73%.

The real estate investment trust industry was the largest contributor to return, followed by the insurance industry. The thrifts & mortgage finance industry was the largest detractor from return, followed by the commercial banks industry.

Berkshire Hathaway, Inc. — Class B, Simon Property Group, Inc., and Wells Fargo & Co. were the best-performing holdings in the Fund for the period. The worst-performing holdings for the period were Bank of America Corp., Genworth Financial, Inc. — Class A, and Ocwen Financial Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
Advisor Class	April 6, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.5%
Wells Fargo & Co.	2.2%
JPMorgan Chase & Co.	2.0%
Bank of America Corp.	1.7%
Citigroup, Inc.	1.6%
Goldman Sachs Group, Inc.	1.2%
American Express Co.	1.2%
U.S. Bancorp	1.2%
American International Group, Inc.	1.1%
Morgan Stanley	1.1%
Top Ten Total	15.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	9.17%	9.58%	1.20%
Advisor Class Shares	8.63%	9.04%	0.68%
A-Class Shares	8.89%	9.31%	0.95%
A-Class Shares with sales charge†	3.72%	8.25%	0.46%
C-Class Shares	8.08%	8.51%	0.21%
C-Class Shares with CDSC‡	7.08%	8.51%	0.21%
S&P 500 Financials Index	9.96%	10.53%	0.58%
S&P 500 Index	12.73%	14.47%	8.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

68 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
FINANCIAL SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.6%

DIVERSIFIED BANKING INSTITUTIONS - 8.6%
JPMorgan Chase & Co.	18,997	$1,150,839
Bank of America Corp.	62,801	966,507
Citigroup, Inc.	18,543	955,335
Goldman Sachs Group, Inc.	3,866	726,692
Morgan Stanley	17,994	642,206
HSBC Holdings plc ADR	7,224	307,670
Deutsche Bank AG	7,506	260,683
Total Diversified Banking Institutions		5,009,932

SUPER-REGIONAL BANKS-U.S. - 7.5%
Wells Fargo & Co.	23,606	1,284,166
U.S. Bancorp	15,453	674,833
PNC Financial Services Group, Inc.	5,882	548,438
Capital One Financial Corp.	6,491	511,621
SunTrust Banks, Inc.	8,759	359,907
Fifth Third Bancorp	16,044	302,429
KeyCorp	18,806	266,293
Huntington Bancshares, Inc.	21,013	232,194
Comerica, Inc.	4,954	223,574
Total Super-Regional Banks-U.S.		4,403,455

MULTI-LINE INSURANCE - 6.5%
American International Group, Inc.	12,161	666,301
MetLife, Inc.	11,351	573,793
Allstate Corp.	6,089	433,354
ACE Ltd.	3,542	394,898
Hartford Financial Services Group, Inc.	7,821	327,074
Loews Corp.	7,599	310,267
XL Group plc — Class A	7,997	294,290
Voya Financial, Inc.	5,500	237,105
Cincinnati Financial Corp.	4,417	235,338
Assurant, Inc.	2,650	162,737
Genworth Financial, Inc. — Class A*	20,072	146,726
Total Multi-Line Insurance		3,781,883

INVESTMENT MANAGEMENT/ADVISORY SERVICES - 5.4%
BlackRock, Inc. — Class A	1,560	570,709
Franklin Resources, Inc.	8,368	429,446
Ameriprise Financial, Inc.	2,952	386,240
T. Rowe Price Group, Inc.	4,383	354,935
Invesco Ltd.	7,828	310,693
Affiliated Managers Group, Inc.*	1,283	275,563
Legg Mason, Inc.	3,500	193,200
Eaton Vance Corp.	4,098	170,641
Waddell & Reed Financial, Inc. — Class A	3,196	158,330
Janus Capital Group, Inc.	8,215	141,216
WisdomTree Investments, Inc.	6,169	132,387
Total Investment Management/Advisory Services		3,123,360

REITs-DIVERSIFIED - 5.0%
American Tower Corp. — Class A	5,260	495,230
Crown Castle International Corp.	4,971	410,306
Vornado Realty Trust	3,212	359,744
Weyerhaeuser Co.	9,652	319,964
Digital Realty Trust, Inc.	3,663	241,611
Plum Creek Timber Company, Inc.	5,105	221,812
Duke Realty Corp.	9,819	213,760
Lamar Advertising Co. — Class A	3,100	183,737
Liberty Property Trust	5,130	183,141
EPR Properties	2,500	150,075
Rayonier, Inc.	5,394	145,422
Total REITs-Diversified		2,924,802

COMMERCIAL BANKS-NON-U.S. - 4.7%
Itau Unibanco Holding S.A. ADR	29,691	328,382
ICICI Bank Ltd. ADR	27,956	289,624
Royal Bank of Canada	4,700	283,692
Banco Bradesco S.A. ADR	30,528	283,304
Toronto-Dominion Bank	6,390	273,812
Banco Santander S.A. ADR	35,727	266,166
HDFC Bank Ltd. ADR	4,509	265,535
Credicorp Ltd.	1,870	262,978
Bank of Nova Scotia	4,800	241,104
Bank of Montreal	4,000	239,880
Total Commercial Banks-Non-U.S.		2,734,477

REINSURANCE - 4.6%
Berkshire Hathaway, Inc. — Class B*	10,125	1,461,239
PartnerRe Ltd.	2,470	282,395
Everest Re Group Ltd.	1,565	272,310
Axis Capital Holdings Ltd.	4,820	248,616
RenaissanceRe Holdings Ltd.	2,450	244,339
Reinsurance Group of America, Inc. — Class A	2,190	204,086
Total Reinsurance		2,712,985

REITs-APARTMENTS - 3.8%
Equity Residential	5,337	415,539
AvalonBay Communities, Inc.	2,064	359,652
Essex Property Trust, Inc.	1,301	299,100
UDR, Inc.	6,904	234,943
Camden Property Trust	2,558	199,857
Apartment Investment & Management Co. — Class A	4,940	194,438
Mid-America Apartment Communities, Inc.	2,390	184,675
American Campus Communities, Inc.	4,120	176,624
Home Properties, Inc.	2,300	159,367
Total REITs-Apartments		2,224,195

LIFE/HEALTH INSURANCE - 3.7%
Prudential Financial, Inc.	5,810	466,602
Aflac, Inc.	6,612	423,234
Principal Financial Group, Inc.	5,897	302,929
Lincoln National Corp.	5,240	301,090

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
FINANCIAL SERVICES FUND

	Shares	Value

Manulife Financial Corp.	13,500	$229,635
Unum Group	6,793	229,128
Torchmark Corp.	3,770	207,048
Total Life/Health Insurance		2,159,666

PROPERTY & CASUALTY INSURANCE - 3.6%
Travelers Companies, Inc.	4,164	450,252
Chubb Corp.	3,630	366,993
Progressive Corp.	11,353	308,802
Arch Capital Group Ltd.*	3,760	231,616
Alleghany Corp.*	470	228,890
WR Berkley Corp.	3,811	192,494
AmTrust Financial Services, Inc.1	3,100	176,654
First American Financial Corp.	4,400	156,992
Total Property & Casualty Insurance		2,112,693

REITs-OFFICE PROPERTY - 3.5%
Boston Properties, Inc.	2,648	371,991
SL Green Realty Corp.	2,243	287,956
American Realty Capital Properties, Inc.	23,391	230,401
Alexandria Real Estate Equities, Inc.	2,170	212,747
Kilroy Realty Corp.	2,600	198,042
BioMed Realty Trust, Inc.	7,510	170,177
Douglas Emmett, Inc.	5,552	165,505
Highwoods Properties, Inc.	3,590	164,350
Brandywine Realty Trust	8,563	136,837
Corporate Office Properties Trust	4,500	132,210
Total REITs-Office Property		2,070,216

REITs-HEALTH CARE - 2.9%
Health Care REIT, Inc.	5,381	416,274
Ventas, Inc.	5,385	393,213
HCP, Inc.	8,301	358,686
Omega Healthcare Investors, Inc.	4,662	189,137
Senior Housing Properties Trust	8,046	178,541
Medical Properties Trust, Inc.	9,300	137,082
Total REITs-Health Care		1,672,933

REITs-REGIONAL MALLS - 2.7%
Simon Property Group, Inc.	3,139	614,114
General Growth Properties, Inc.	13,259	391,803
Macerich Co.	3,252	274,241
Taubman Centers, Inc.	2,290	176,628
Tanger Factory Outlet Centers, Inc.	4,010	141,032
Total REITs-Regional Malls		1,597,818

REITs-SHOPPING CENTERS - 2.7%
Federal Realty Investment Trust	1,788	263,211
Kimco Realty Corp.	9,648	259,049
Brixmor Property Group, Inc.	8,500	225,675
Regency Centers Corp.	3,040	206,842
DDR Corp.	10,857	202,157
Weingarten Realty Investors	4,620	166,228
WP GLIMCHER, Inc.	8,300	138,029
Urban Edge Properties	5,206	123,382
Total REITs-Shopping Centers		1,584,573

FINANCE-INVESTMENT BANKERS/BROKERS - 2.5%
Charles Schwab Corp.	16,031	487,984
TD Ameritrade Holding Corp.	9,359	348,716
E*TRADE Financial Corp.*	8,000	228,440
Raymond James Financial, Inc.	3,912	222,123
LPL Financial Holdings, Inc.	3,500	153,510
Total Finance-Investment Bankers/Brokers		1,440,773

COMMERCIAL BANKS-WESTERN U.S. - 2.2%
First Republic Bank	3,840	219,226
SVB Financial Group*	1,600	203,264
East West Bancorp, Inc.	4,700	190,162
Zions Bancorporation	6,734	181,818
City National Corp.	2,000	178,160
PacWest Bancorp	3,655	171,383
Umpqua Holdings Corp.	8,857	152,163
Total Commercial Banks-Western U.S.		1,296,176

FIDUCIARY BANKS - 2.1%
Bank of New York Mellon Corp.	12,854	517,245
State Street Corp.	5,830	428,680
Northern Trust Corp.	4,392	305,903
Total Fiduciary Banks		1,251,828

FINANCE-OTHER SERVICES - 2.1%
CME Group, Inc. — Class A	4,520	428,089
Intercontinental Exchange, Inc.	1,777	414,521
NASDAQ OMX Group, Inc.	4,454	226,887
CBOE Holdings, Inc.	2,980	171,067
Total Finance-Other Services		1,240,564

REITs-STORAGE - 2.1%
Public Storage	2,418	476,685
Extra Space Storage, Inc.	3,371	227,778
Iron Mountain, Inc.	5,900	215,232
CubeSmart	6,600	159,390
Sovran Self Storage, Inc.	1,600	150,304
Total REITs-Storage		1,229,389

INSURANCE BROKERS - 2.1%
Marsh & McLennan Companies, Inc.	7,502	420,787
Aon plc	3,743	359,777
Willis Group Holdings plc	4,900	236,082
Arthur J Gallagher & Co.	4,538	212,152
Total Insurance Brokers		1,228,798

REITs-HOTELS - 2.1%
Host Hotels & Resorts, Inc.	14,704	296,726
Hospitality Properties Trust	5,400	178,146
LaSalle Hotel Properties	4,230	164,378
RLJ Lodging Trust	5,164	161,685

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
FINANCIAL SERVICES FUND

	Shares	Value

Sunstone Hotel Investors, Inc.	8,722	$145,396
Strategic Hotels & Resorts, Inc.*	11,600	144,188
DiamondRock Hospitality Co.	9,204	130,053
Total REITs-Hotels		1,220,572

FINANCE-CREDIT CARD - 1.8%
American Express Co.	8,833	690,034
Discover Financial Services	6,752	380,475
Total Finance-Credit Card		1,070,509

FINANCE-CONSUMER LOANS - 1.8%
Synchrony Financial*	12,600	382,410
Navient Corp.	11,070	225,053
Santander Consumer USA Holdings, Inc.	9,500	219,830
SLM Corp.*	16,750	155,440
Ocwen Financial Corp.*,1	9,847	81,238
Total Finance-Consumer Loans		1,063,971

COMMERCIAL SERVICES - FINANCE - 1.7%
McGraw Hill Financial, Inc.	3,920	405,329
Moody’s Corp.	3,489	362,158
SEI Investments Co.	4,904	216,217
Total Commercial Services - Finance		983,704

REITs-MORTGAGE - 1.7%
Annaly Capital Management, Inc.	23,401	243,369
American Capital Agency Corp.	9,981	212,895
Starwood Property Trust, Inc.	7,666	186,284
NorthStar Realty Finance Corp.	9,989	181,001
Two Harbors Investment Corp.	14,517	154,171
Total REITs-Mortgage		977,720

COMMERCIAL BANKS-SOUTHERN U.S. - 1.7%
BB&T Corp.	10,509	409,746
Regions Financial Corp.	28,745	271,640
Synovus Financial Corp.	5,493	153,859
First Horizon National Corp.	9,900	141,471
Total Commercial Banks-Southern U.S.		976,716

REAL ESTATE MANAGEMENT/SERVICES - 1.6%
CBRE Group, Inc. — Class A*	7,718	298,763
Jones Lang LaSalle, Inc.	1,374	234,130
WP Carey, Inc.	3,050	207,400
Realogy Holdings Corp.*	4,470	203,296
Total Real Estate Management/Services		943,589

COMMERCIAL BANKS-EASTERN U.S. - 1.6%
M&T Bank Corp.	2,598	329,946
CIT Group, Inc.	4,971	224,292
Signature Bank*	1,600	207,328
Webster Financial Corp.	4,000	148,200
Total Commercial Banks-Eastern U.S.		909,766

SAVINGS & LOANS/THRIFTS-EASTERN U.S. - 1.5%
New York Community Bancorp, Inc.	12,637	211,417
Hudson City Bancorp, Inc.	17,636	184,825
People’s United Financial, Inc.	11,055	168,036
Investors Bancorp, Inc.	13,670	160,212
First Niagara Financial Group, Inc.	15,370	135,871
Total Savings & Loans/Thrifts-Eastern U.S.		860,361

REITs-SINGLE TENANT - 1.1%
Realty Income Corp.	5,274	272,138
National Retail Properties, Inc.	4,455	182,521
Spirit Realty Capital, Inc.	14,509	175,269
Total REITs-Single Tenant		629,928

FINANCIAL GUARANTEE INSURANCE - 0.9%
Assured Guaranty Ltd.	9,090	239,885
Radian Group, Inc.	8,460	142,043
MGIC Investment Corp.*	14,360	138,287
Total Financial Guarantee Insurance		520,215

REITs-WAREHOUSE/INDUSTRIES - 0.9%
Prologis, Inc.	8,602	374,703
DCT Industrial Trust, Inc.	3,955	137,080
Total REITs-Warehouse/Industries		511,783

COMMERCIAL BANKS-CENTRAL U.S. - 0.7%
Cullen/Frost Bankers, Inc.	2,420	167,174
Prosperity Bancshares, Inc.	2,800	146,944
Texas Capital Bancshares, Inc.*	2,500	121,625
Total Commercial Banks-Central U.S.		435,743

INVESTMENT COMPANIES - 0.6%
Ares Capital Corp.	10,600	182,002
American Capital Ltd.*	10,500	155,295
Total Investment Companies		337,297

FINANCE-AUTO LOANS - 0.4%
Ally Financial, Inc.*	11,800	247,564

DIVERSIFIED OPERATIONS - 0.4%
Leucadia National Corp.	9,617	214,363

FINANCE-MORTGAGE LOAN/BANKER - 0.4%
Home Loan Servicing Solutions Ltd.	12,900	213,366

DECISION SUPPORT SOFTWARE - 0.4%
MSCI, Inc. — Class A	3,361	206,063

Total Common Stocks
(Cost $48,981,939)		58,123,746

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
FINANCIAL SERVICES FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,2 - 0.3%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	$124,304	$124,304
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	42,760	42,760
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	22,072	22,072
Total Securities Lending Collateral
(Cost $189,136)		189,136

Total Investments - 99.9%
(Cost $49,171,075)		$58,312,882
Other Assets & Liabilities, net - 0.1%		51,267
Total Net Assets - 100.0%		$58,364,149

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $187,242 of securities loaned (cost $48,981,939)	$58,123,746
Repurchase agreements, at value (cost $189,136)	189,136
Total investments (cost $49,171,075)	58,312,882
Cash	2,776
Segregated cash with broker	2,764
Receivables:
Securities sold	1,093,917
Dividends	104,510
Fund shares sold	98,504
Securities lending income	72
Total assets	59,615,425

Liabilities:
Line of credit	557,000
Payable for:
Fund shares redeemed	413,668
Return of securities loaned	191,900
Management fees	42,150
Transfer agent and administrative fees	12,397
Portfolio accounting fees	4,959
Distribution and service fees	3,847
Miscellaneous	25,355
Total liabilities	1,251,276
Commitments and contingent liabilities (Note 10)	—
Net assets	$58,364,149

Net assets consist of:
Paid in capital	$53,791,827
Undistributed net investment income	277,758
Accumulated net realized loss on investments	(4,847,243)
Net unrealized appreciation on investments	9,141,807
Net assets	$58,364,149

Investor Class:
Net assets	$49,897,087
Capital shares outstanding	431,753
Net asset value per share	$115.57

Advisor Class:
Net assets	$4,478,509
Capital shares outstanding	42,012
Net asset value per share	$106.60

A-Class:
Net assets	$2,733,856
Capital shares outstanding	24,932
Net asset value per share	$109.65
Maximum offering price per share (Net asset value divided by 95.25%)	$115.12

C-Class:
Net assets	$1,254,697
Capital shares outstanding	12,512
Net asset value per share	$100.28

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $2,822)	$884,332
Income from securities lending, net	1,614
Interest	47
Total investment income	885,993

Expenses:
Management fees	352,283
Transfer agent and administrative fees	103,612
Distribution and service fees:
Advisor Class	30,258
A-Class	8,492
C-Class	14,519
Portfolio accounting fees	41,445
Custodian fees	4,815
Trustees’ fees*	1,997
Line of credit fees	211
Tax expense	85
Miscellaneous	50,518
Total expenses	608,235
Net investment income	277,758

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(151,239)
Net realized loss	(151,239)
Net change in unrealized appreciation (depreciation) on:
Investments	2,347,454
Net change in unrealized appreciation (depreciation)	2,347,454
Net realized and unrealized gain	2,196,215
Net increase in net assets resulting from operations	$2,473,973

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$277,758	$147,974
Net realized gain (loss) on investments	(151,239)	2,155,894
Net change in unrealized appreciation (depreciation) on investments	2,347,454	512,726
Net increase in net assets resulting from operations	2,473,973	2,816,594

Distributions to shareholders from:
Net investment income
Investor Class	(124,825)	(79,512)
Advisor Class	(15,302)	(17,906)
A-Class	(5,719)	(40,320)
C-Class	(3,673)	(7,809)
Total distributions to shareholders	(149,519)	(145,547)

Capital share transactions:
Proceeds from sale of shares
Investor Class	142,998,248	87,025,488
Advisor Class	21,042,008	9,891,676
A-Class	16,301,408	16,249,371
C-Class	22,259,319	21,219,453
Distributions reinvested
Investor Class	50,229	78,044
Advisor Class	15,281	17,860
A-Class	4,742	35,520
C-Class	3,317	7,710
Cost of shares redeemed
Investor Class	(112,502,368)	(87,847,468)
Advisor Class	(21,680,719)	(12,957,819)
A-Class	(21,300,899)	(10,980,642)
C-Class	(22,171,252)	(21,766,316)
Net increase from capital share transactions	25,019,314	972,877
Net increase in net assets	27,343,768	3,643,924

Net assets:
Beginning of year	31,020,381	27,376,457
End of year	$58,364,149	$31,020,381
Undistributed net investment income at end of year	$277,758	$149,519

Capital share activity:
Shares sold
Investor Class	1,279,802	880,833
Advisor Class	203,091	107,616
A-Class	151,873	170,038
C-Class	231,403	243,282
Shares issued from reinvestment of distributions
Investor Class	443	774
Advisor Class	146	191
A-Class	44	370
C-Class	34	87
Shares redeemed
Investor Class	(1,015,205)	(902,467)
Advisor Class	(207,816)	(145,268)
A-Class	(203,251)	(115,259)
C-Class	(230,221)	(250,011)
Net increase (decrease) in shares	210,343	(9,814)

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$106.10	$90.67	$78.47	$81.18	$75.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.92	.78	.76	.61	.15
Net gain (loss) on investments (realized and unrealized)	8.81	15.21	11.99	(3.29)	6.75
Total from investment operations	9.73	15.99	12.75	(2.68)	6.90
Less distributions from:
Net investment income	(.26)	(.56)	(.55)	(.03)	(.95)
Total distributions	(.26)	(.56)	(.55)	(.03)	(.95)
Net asset value, end of period	$115.57	$106.10	$90.67	$78.47	$81.18

Total Return[b]	9.17%	17.67%	16.37%	(3.31%)	9.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,897	$17,688	$17,007	$19,973	$4,885
Ratios to average net assets:
Net investment income (loss)	0.82%	0.81%	0.95%	0.86%	0.19%
Total expenses	1.34%	1.37%	1.36%	1.34%	1.39%
Portfolio turnover rate	326%	414%	590%	970%	601%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$98.37	$84.51	$73.53	$76.47	$71.29
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.24	.22	.26	(.14)
Net gain (loss) on investments (realized and unrealized)	8.20	14.18	11.31	(3.17)	6.27
Total from investment operations	8.49	14.42	11.53	(2.91)	6.13
Less distributions from:
Net investment income	(.26)	(.56)	(.55)	(.03)	(.95)
Total distributions	(.26)	(.56)	(.55)	(.03)	(.95)
Net asset value, end of period	$106.60	$98.37	$84.51	$73.53	$76.47

Total Return[b]	8.63%	17.10%	15.80%	(3.80%)	8.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,479	$4,583	$7,103	$4,243	$3,634
Ratios to average net assets:
Net investment income (loss)	0.28%	0.26%	0.29%	0.37%	(0.20%)
Total expenses	1.85%	1.87%	1.85%	1.85%	1.89%
Portfolio turnover rate	326%	414%	590%	970%	601%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$100.94	$86.48	$75.07	$77.87	$72.38
Income (loss) from investment operations:
Net investment income (loss)[a]	.43	.58	.51	.45	(.01)
Net gain (loss) on investments (realized and unrealized)	8.54	14.44	11.45	(3.22)	6.45
Total from investment operations	8.97	15.02	11.96	(2.77)	6.44
Less distributions from:
Net investment income	(.26)	(.56)	(.55)	(.03)	(.95)
Total distributions	(.26)	(.56)	(.55)	(.03)	(.95)
Net asset value, end of period	$109.65	$100.94	$86.48	$75.07	$77.87

Total Return[b]	8.89%	17.41%	16.06%	(3.57%)	9.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,734	$7,698	$1,826	$632	$1,782
Ratios to average net assets:
Net investment income (loss)	0.41%	0.62%	0.66%	0.64%	(0.01%)
Total expenses	1.59%	1.62%	1.61%	1.61%	1.64%
Portfolio turnover rate	326%	414%	590%	970%	601%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$93.02	$80.30	$70.26	$73.42	$68.79
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.16)	.03	(.12)	(.49)
Net gain (loss) on investments (realized and unrealized)	7.74	13.44	10.56	(3.01)	6.07
Total from investment operations	7.52	13.28	10.59	(3.13)	5.58
Less distributions from:
Net investment income	(.26)	(.56)	(.55)	(.03)	(.95)
Total distributions	(.26)	(.56)	(.55)	(.03)	(.95)
Net asset value, end of period	$100.28	$93.02	$80.30	$70.26	$73.42

Total Return[b]	8.08%	16.58%	15.21%	(4.27%)	8.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,255	$1,051	$1,440	$817	$1,114
Ratios to average net assets:
Net investment income (loss)	(0.23%)	(0.18%)	0.04%	(0.18%)	(0.72%)
Total expenses	2.35%	2.37%	2.36%	2.36%	2.39%
Portfolio turnover rate	326%	414%	590%	970%	601%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“health care companies”).

For the one-year period ended March 31, 2015, Health Care Fund Investor Class returned 30.51%, compared with a return of 26.19% for the S&P 500 Health Care Index. The broader S&P 500 Index returned 12.73%.

The biggest contributor to Fund performance was biotechnology, followed by pharmaceuticals. The health care technology segment was the largest detractor from return, followed by the electronic equipment instruments & components segment.

The Fund’s top-performing holdings were Allergan, Inc., Celgene Corp., and Gilead Sciences, Inc. The worst-performing holdings in the Fund included athenahealth, Inc., Theravance, Inc., and MannKind Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 17, 1998
Advisor Class	May 11, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	2.9%
Pfizer, Inc.	2.6%
Merck & Company, Inc.	2.2%
Gilead Sciences, Inc.	2.1%
Medtronic plc	2.0%
Amgen, Inc.	1.9%
UnitedHealth Group, Inc.	1.8%
Bristol-Myers Squibb Co.	1.8%
Biogen, Inc.	1.7%
AbbVie, Inc.	1.7%
Top Ten Total	20.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	30.51%	19.50%	11.73%
Advisor Class Shares	29.89%	18.96%	11.19%
A-Class Shares	30.21%	19.23%	11.47%
A-Class Shares with sales charge†	24.04%	18.08%	10.93%
C-Class Shares	29.21%	18.39%	10.63%
C-Class Shares with CDSC‡	28.21%	18.39%	10.63%
S&P 500 Health Care Index	26.19%	20.09%	11.41%
S&P 500 Index	12.73%	14.47%	8.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

78 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 99.1%

MEDICAL-DRUGS - 26.3%
Johnson & Johnson	77,006	$7,746,803
Pfizer, Inc.	196,537	6,837,521
Merck & Company, Inc.	103,520	5,950,329
Bristol-Myers Squibb Co.	72,546	4,679,217
AbbVie, Inc.	76,164	4,458,641
Eli Lilly & Co.	58,065	4,218,422
Abbott Laboratories	82,375	3,816,434
Valeant Pharmaceuticals International, Inc.*	18,844	3,742,795
Endo International plc*	27,158	2,436,073
Zoetis, Inc.	48,090	2,226,086
Novartis AG ADR	19,851	1,957,507
Shire plc ADR	8,172	1,955,478
Mallinckrodt plc*	14,144	1,791,338
OPKO Health, Inc.*,1	125,880	1,783,720
Jazz Pharmaceuticals plc*	9,800	1,693,342
GlaxoSmithKline plc ADR	36,497	1,684,337
AstraZeneca plc ADR	24,088	1,648,342
Novo Nordisk A/S ADR	30,300	1,617,717
Alkermes plc*	25,672	1,565,222
Salix Pharmaceuticals Ltd.*	8,986	1,552,871
Quintiles Transnational Holdings, Inc.*	20,139	1,348,709
Receptos, Inc.*	6,800	1,121,252
Akorn, Inc.*	22,835	1,084,891
ACADIA Pharmaceuticals, Inc.*	24,685	804,484
Pacira Pharmaceuticals, Inc.*	8,900	790,765
Lannett Company, Inc.*	11,000	744,810
Clovis Oncology, Inc.*	9,355	694,422
Total Medical-Drugs		69,951,528

MEDICAL-BIOMEDICAL/GENETICS - 21.6%
Gilead Sciences, Inc.*	56,315	5,526,190
Amgen, Inc.	31,070	4,966,539
Biogen, Inc.*	10,938	4,618,461
Celgene Corp.*	37,643	4,339,485
Theravance, Inc.1	215,100	3,381,372
Regeneron Pharmaceuticals, Inc.*	6,874	3,103,474
Alexion Pharmaceuticals, Inc.*	15,691	2,719,250
Vertex Pharmaceuticals, Inc.*	20,105	2,371,787
Illumina, Inc.*	12,414	2,304,535
BioMarin Pharmaceutical, Inc.*	16,632	2,072,680
Incyte Corp.*	20,127	1,844,841
Medivation, Inc.*	11,448	1,477,593
Alnylam Pharmaceuticals, Inc.*	12,445	1,299,507
United Therapeutics Corp.*	7,356	1,268,432
Puma Biotechnology, Inc.*	5,200	1,227,772
Isis Pharmaceuticals, Inc.*	18,871	1,201,517
Juno Therapeutics, Inc.*,1	18,900	1,146,474
Intercept Pharmaceuticals, Inc.*,1	4,000	1,128,080
Intrexon Corp.*	22,100	1,002,677
Seattle Genetics, Inc.*,1	26,133	923,802
Bluebird Bio, Inc.*	7,500	905,775
Charles River Laboratories International, Inc.*	11,185	886,859
Myriad Genetics, Inc.*,1	23,700	838,980
Exact Sciences Corp.*,1	37,300	821,346
Synageva BioPharma Corp.*	8,400	819,252
Celldex Therapeutics, Inc.*	25,600	713,472
Kite Pharma, Inc.*,1	12,300	709,464
Medicines Co.*	21,900	613,638
Novavax, Inc.*	74,200	613,634
ARIAD Pharmaceuticals, Inc.*	67,900	559,496
Acorda Therapeutics, Inc.*	16,500	549,120
PDL BioPharma, Inc.	71,141	500,477
Achillion Pharmaceuticals, Inc.*	48,200	475,252
ZIOPHARM Oncology, Inc.*,1	43,700	470,649
Total Medical-Biomedical/Genetics		57,401,882

MEDICAL-HMO - 7.5%
UnitedHealth Group, Inc.	41,455	4,903,711
Anthem, Inc.	19,384	2,993,083
Aetna, Inc.	26,537	2,826,987
Cigna Corp.	21,180	2,741,539
Humana, Inc.	13,442	2,392,945
Centene Corp.*	19,320	1,365,731
Health Net, Inc.*	16,696	1,009,941
WellCare Health Plans, Inc.*	10,100	923,746
Molina Healthcare, Inc.*	13,126	883,249
Total Medical-HMO		20,040,932

MEDICAL PRODUCTS - 7.2%
Baxter International, Inc.	41,397	2,835,695
Stryker Corp.	29,680	2,737,980
Becton Dickinson and Co.	17,234	2,474,630
Zimmer Holdings, Inc.	17,651	2,074,346
Henry Schein, Inc.*	11,390	1,590,272
Varian Medical Systems, Inc.*	15,137	1,424,240
Cooper Companies, Inc.	7,470	1,400,027
Sirona Dental Systems, Inc.*	11,922	1,072,861
Teleflex, Inc.	8,680	1,048,804
West Pharmaceutical Services, Inc.	16,500	993,465
ABIOMED, Inc.*	12,100	866,118
Wright Medical Group, Inc.*	20,300	523,740
Total Medical Products		19,042,178

MEDICAL INSTRUMENTS - 5.6%
Medtronic plc	67,304	5,249,038
Boston Scientific Corp.*	127,764	2,267,811
Intuitive Surgical, Inc.*	3,918	1,978,708
St. Jude Medical, Inc.	29,938	1,957,945
Edwards Lifesciences Corp.*	12,034	1,714,364
DexCom, Inc.*	16,100	1,003,674
Thoratec Corp.*	16,600	695,374
Total Medical Instruments		14,866,914

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
HEALTH CARE FUND

	Shares	Value

MEDICAL-GENERIC DRUGS - 5.2%
Actavis plc*	14,099	$4,196,237
Mylan N.V.*	41,252	2,448,306
Teva Pharmaceutical Industries Ltd. ADR	37,167	2,315,504
Perrigo Company plc	13,194	2,184,267
Hospira, Inc.*	20,653	1,814,160
Impax Laboratories, Inc.*	18,400	862,408
Total Medical-Generic Drugs		13,820,882

MEDICAL - WHOLESALE DRUG DISTRIBUTION - 3.1%
McKesson Corp.	14,807	3,349,343
Cardinal Health, Inc.	28,032	2,530,449
AmerisourceBergen Corp. — Class A	20,560	2,337,055
Total Medical - Wholesale Drug Distribution		8,216,847

MEDICAL-HOSPITALS - 2.7%
HCA Holdings, Inc.*	35,217	2,649,375
Universal Health Services, Inc. — Class B	13,576	1,598,031
Community Health Systems, Inc.*	22,185	1,159,832
Tenet Healthcare Corp.*	20,800	1,029,808
LifePoint Hospitals, Inc.*	11,341	832,996
Total Medical-Hospitals		7,270,042

THERAPEUTICS - 2.6%
MannKind Corp.*,1	624,500	3,247,400
Pharmacyclics, Inc.*	8,100	2,073,195
Agios Pharmaceuticals, Inc.*	8,800	829,840
Neurocrine Biosciences, Inc.*	20,700	821,997
Total Therapeutics		6,972,432

PHARMACY SERVICES - 2.6%
Express Scripts Holding Co.*	43,096	3,739,439
Catamaran Corp.*	29,990	1,785,605
Omnicare, Inc.	16,579	1,277,578
Total Pharmacy Services		6,802,622

INSTRUMENTS-SCIENTIFIC - 2.3%
Thermo Fisher Scientific, Inc.	24,979	3,355,678
Waters Corp.*	11,897	1,479,035
PerkinElmer, Inc.	22,423	1,146,712
Total Instruments-Scientific		5,981,425

MEDICAL INFORMATION SYSTEM - 1.5%
Cerner Corp.*	32,144	2,354,870
athenahealth, Inc.*	8,180	976,610
Allscripts Healthcare Solutions, Inc.*	58,000	693,680
Total Medical Information System		4,025,160

MEDICAL LABS & TESTING SERVICES - 1.2%
Laboratory Corporation of America Holdings*	13,163	1,659,695
Quest Diagnostics, Inc.	20,644	1,586,491
Total Medical Labs & Testing Services		3,246,186

DENTAL SUPPLIES & EQUIPMENTS - 1.2%
DENTSPLY International, Inc.	24,483	1,245,941
Patterson Companies, Inc.	21,227	1,035,665
Align Technology, Inc.*	17,654	949,520
Total Dental Supplies & Equipments		3,231,126

PHYSICAL PRACTICE MANAGEMENT - 0.9%
Envision Healthcare Holdings, Inc.*	32,900	1,261,715
MEDNAX, Inc.*	17,006	1,233,105
Total Physical Practice Management		2,494,820

DIALYSIS CENTERS - 0.7%
DaVita HealthCare Partners, Inc.*	24,031	1,953,240

ELECTRONIC MEASURING INSTRUMENTS - 0.7%
Agilent Technologies, Inc.	41,483	1,723,619

DISPOSABLE MEDICAL PRODUCTS - 0.6%
CR Bard, Inc.	9,818	1,643,042

RESPIRATORY PRODUCTS - 0.6%
ResMed, Inc.	20,362	1,461,584

X-RAY EQUIPMENT - 0.5%
Hologic, Inc.*	43,310	1,430,313

INSTRUMENTS-CONTROLS - 0.5%
Mettler-Toledo International, Inc.*	4,350	1,429,628

DIAGNOSTIC KITS - 0.5%
IDEXX Laboratories, Inc.*	8,127	1,255,459

RETIREMENT/AGED CARE - 0.5%
Brookdale Senior Living, Inc. — Class A*	32,331	1,220,819

VETERINARY DIAGNOSTICS - 0.4%
VCA, Inc.*	18,305	1,003,480

MEDICAL STERILIZER PRODUCTS - 0.4%
STERIS Corp.	13,700	962,699

HUMAN RESOURCES - 0.4%
Team Health Holdings, Inc.*	16,400	959,564

PHYSICAL THERAPY/REHAB CENTERS - 0.4%
HealthSouth Corp.	21,100	935,996

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
HEALTH CARE FUND

	Shares	Value

DIVERSIFIED OPERATIONS - 0.3%
Horizon Pharma plc*	35,400	$919,338

DIAGNOSTIC EQUIPMENT - 0.3%
Cepheid*	16,157	919,333

RESEARCH & DEVELOPMENT - 0.3%
PAREXEL International Corp.*	13,300	917,567

MEDICAL-OUTPATIENT/HOME MEDICINE - 0.3%
Amsurg Corp. — Class A*	13,100	805,912

MEDICAL-NURSING HOMES - 0.2%
Kindred Healthcare, Inc.	26,500	630,435

Total Common Stocks
(Cost $185,862,951)		263,537,004

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.4%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$1,089,890	1,089,890
Total Repurchase Agreement
(Cost $1,089,890)		1,089,890

SECURITIES LENDING COLLATERAL††,3 - 4.4%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	7,608,349	7,608,349
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	2,617,272	2,617,272
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	1,350,939	1,350,939
Total Securities Lending Collateral
(Cost $11,576,560)		11,576,560

Total Investments - 103.9%
(Cost $198,529,401)		$276,203,454
Other Assets & Liabilities, net - (3.9)%		(10,416,720)
Total Net Assets - 100.0%		$265,786,734

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreement — See Note 5.
3	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $10,954,785 of securities loaned (cost $185,862,951)	$263,537,004
Repurchase agreements, at value (cost $12,666,450)	12,666,450
Total investments (cost $198,529,401)	276,203,454
Segregated cash with broker	169,200
Cash	18,971
Receivables:
Fund shares sold	2,035,277
Dividends	218,778
Securities lending income	30,784
Total assets	278,676,464

Liabilities:
Payable for:
Return of securities loaned	11,745,759
Fund shares redeemed	741,493
Management fees	189,416
Transfer agent and administrative fees	55,711
Distribution and service fees	37,217
Portfolio accounting fees	21,850
Miscellaneous	98,284
Total liabilities	12,889,730
Commitments and contingent liabilities (Note 10)	—
Net assets	$265,786,734

Net assets consist of:
Paid in capital	$192,785,494
Undistributed net investment income	—
Accumulated net realized loss on investments	(4,672,813)
Net unrealized appreciation on investments	77,674,053
Net assets	$265,786,734

Investor Class:
Net assets	$175,397,190
Capital shares outstanding	4,894,858
Net asset value per share	$35.83

Advisor Class:
Net assets	$50,134,590
Capital shares outstanding	1,532,736
Net asset value per share	$32.71

A-Class:
Net assets	$28,703,656
Capital shares outstanding	854,356
Net asset value per share	$33.60
Maximum offering price per share (Net asset value divided by 95.25%)	$35.28

C-Class:
Net assets	$11,551,298
Capital shares outstanding	374,755
Net asset value per share	$30.82

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends	$1,748,487
Income from securities lending, net	189,515
Interest	195
Total investment income	1,938,197

Expenses:
Management fees	1,486,151
Transfer agent and administrative fees	437,102
Distribution and service fees:
Advisor Class	195,757
A-Class	38,221
C-Class	92,354
Portfolio accounting fees	174,319
Custodian fees	20,349
Trustees’ fees*	9,986
Tax expense	1,187
Line of credit fees	248
Miscellaneous	215,535
Total expenses	2,671,209
Net investment loss	(733,012)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,068,372
Net realized gain	8,068,372
Net change in unrealized appreciation (depreciation) on:
Investments	40,282,429
Net change in unrealized appreciation (depreciation)	40,282,429
Net realized and unrealized gain	48,350,801
Net increase in net assets resulting from operations	$47,617,789

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(733,012)	$(254,146)
Net realized gain on investments	8,068,372	20,336,238
Net change in unrealized appreciation (depreciation) on investments	40,282,429	7,106,133
Net increase in net assets resulting from operations	47,617,789	27,188,225

Distributions to shareholders from:
Net investment income
Investor Class	—	(89,982)
Advisor Class	—	(7,552)
A-Class	—	(7,852)
C-Class	—	(7,895)
Net realized gains
Investor Class	(1,752,480)	(3,786,592)
Advisor Class	(465,325)	(317,778)
A-Class	(250,757)	(326,428)
C-Class	(125,703)	(332,239)
Total distributions to shareholders	(2,594,265)	(4,876,318)

Capital share transactions:
Proceeds from sale of shares
Investor Class	349,067,609	324,677,607
Advisor Class	141,454,376	76,308,656
A-Class	42,834,467	20,247,591
C-Class	27,276,806	33,842,495
Distributions reinvested
Investor Class	1,343,589	3,851,003
Advisor Class	464,580	323,914
A-Class	203,075	330,789
C-Class	120,158	328,744
Cost of shares redeemed
Investor Class	(302,007,365)	(354,047,641)
Advisor Class	(139,767,422)	(42,786,393)
A-Class	(26,627,112)	(17,317,347)
C-Class	(25,514,379)	(32,535,770)
Net increase from capital share transactions	68,848,382	13,223,648
Net increase in net assets	113,871,906	35,535,555

Net assets:
Beginning of year	151,914,828	116,379,273
End of year	$265,786,734	$151,914,828
Undistributed net investment income at end of year	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2015	Year Ended March 31, 2014
Capital share activity:
Shares sold
Investor Class	11,255,406	12,765,655
Advisor Class	4,878,949	3,036,456
A-Class	1,476,215	823,789
C-Class	1,010,754	1,521,467
Shares issued from reinvestment of distributions
Investor Class	41,909	148,573
Advisor Class	15,845	13,587
A-Class	6,749	13,557
C-Class	4,361	14,527
Shares redeemed
Investor Class	(9,940,130)	(14,053,114)
Advisor Class	(4,871,552)	(1,714,436)
A-Class	(931,513)	(707,448)
C-Class	(943,291)	(1,464,775)
Net increase in shares	2,003,702	397,838

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$27.76	$22.35	$18.83	$17.14	$15.80
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.03)	.09	.01	(.02)
Net gain (loss) on investments (realized and unrealized)	8.50	7.00	3.48	1.68	1.36
Total from investment operations	8.43	6.97	3.57	1.69	1.34
Less distributions from:
Net investment income	—	(.03)	(.05)	—	—
Net realized gains	(.36)	(1.53)	—	—	—
Total distributions	(.36)	(1.56)	(.05)	—	—
Net asset value, end of period	$35.83	$27.76	$22.35	$18.83	$17.14

Total Return[b]	30.51%	31.70%	18.98%	9.86%	8.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$175,397	$98,209	$104,525	$39,036	$19,534
Ratios to average net assets:
Net investment income (loss)	(0.23%)	(0.12%)	0.45%	0.08%	(0.10%)
Total expenses	1.34%	1.37%	1.35%	1.36%	1.38%
Portfolio turnover rate	176%	277%	266%	582%	619%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$25.49	$20.73	$17.55	$16.04	$14.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.15)	(.06)	(.07)	(.05)
Net gain (loss) on investments (realized and unrealized)	7.79	6.47	3.29	1.58	1.24
Total from investment operations	7.58	6.32	3.23	1.51	1.19
Less distributions from:
Net investment income	—	(.03)	(.05)	—	—
Net realized gains	(.36)	(1.53)	—	—	—
Total distributions	(.36)	(1.56)	(.05)	—	—
Net asset value, end of period	$32.71	$25.49	$20.73	$17.55	$16.04

Total Return[b]	29.89%	31.03%	18.43%	9.41%	8.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,135	$38,480	$3,605	$4,275	$2,229
Ratios to average net assets:
Net investment income (loss)	(0.73%)	(0.62%)	(0.31%)	(0.44%)	(0.36%)
Total expenses	1.85%	1.87%	1.86%	1.85%	1.88%
Portfolio turnover rate	176%	277%	266%	582%	619%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$26.11	$21.15	$17.87	$16.30	$15.05
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.09)	.04	(.02)	(.02)
Net gain (loss) on investments (realized and unrealized)	7.99	6.61	3.29	1.59	1.27
Total from investment operations	7.85	6.52	3.33	1.57	1.25
Less distributions from:
Net investment income	—	(.03)	(.05)	—	—
Net realized gains	(.36)	(1.53)	—	—	—
Total distributions	(.36)	(1.56)	(.05)	—	—
Net asset value, end of period	$33.60	$26.11	$21.15	$17.87	$16.30

Total Return[b]	30.21%	31.36%	18.65%	9.63%	8.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,704	$7,909	$3,660	$2,964	$1,156
Ratios to average net assets:
Net investment income (loss)	(0.47%)	(0.37%)	0.20%	(0.13%)	(0.14%)
Total expenses	1.59%	1.62%	1.60%	1.60%	1.63%
Portfolio turnover rate	176%	277%	266%	582%	619%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$24.16	$19.81	$16.86	$15.50	$14.39
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	(.26)	(.09)	(.14)	(.11)
Net gain (loss) on investments (realized and unrealized)	7.35	6.17	3.09	1.50	1.22
Total from investment operations	7.02	5.91	3.00	1.36	1.11
Less distributions from:
Net investment income	—	(.03)	(.05)	—	—
Net realized gains	(.36)	(1.53)	—	—	—
Total distributions	(.36)	(1.56)	(.05)	—	—
Net asset value, end of period	$30.82	$24.16	$19.81	$16.86	$15.50

Total Return[b]	29.21%	30.38%	17.81%	8.77%	7.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,551	$7,318	$4,589	$3,468	$3,870
Ratios to average net assets:
Net investment income (loss)	(1.24%)	(1.14%)	(0.53%)	(0.91%)	(0.76%)
Total expenses	2.34%	2.37%	2.35%	2.36%	2.38%
Portfolio turnover rate	176%	277%	266%	582%	619%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the internet (“internet companies”).

For the one-year period ended March 31, 2015, Internet Fund Investor Class returned 6.40%, compared with 18.11% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 12.73%.

The internet & catalog retail segment was the largest contributor to return, followed by the communications equipment segment. Contributing least to return was the diversified telecommunication services segment. The only detractor from return was the health care technology segment.

Facebook, Inc. — Class A, Cisco Systems, Inc., and Time Warner, Inc. added the most to Fund performance for the period. Youku Tudou, Inc. ADR, Qihoo 360 Technology Company Ltd. ADR, and Alibaba Group Holding Ltd. ADR detracted most from Fund performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 6, 2000
Advisor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Facebook, Inc. — Class A	5.1%
Amazon.com, Inc.	4.2%
Cisco Systems, Inc.	3.8%
QUALCOMM, Inc.	3.4%
Google, Inc. — Class A	3.1%
Google, Inc. — Class C	3.1%
Time Warner, Inc.	2.7%
eBay, Inc.	2.7%
Priceline Group, Inc.	2.5%
salesforce.com, Inc.	2.1%
Top Ten Total	32.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	6.40%	14.54%	10.07%
Advisor Class Shares	5.80%	13.96%	9.52%
A-Class Shares	6.12%	14.26%	9.80%
A-Class Shares with sales charge†	1.08%	13.15%	9.26%
C-Class Shares	5.34%	13.39%	8.98%
C-Class Shares with CDSC‡	4.34%	13.39%	8.98%
S&P 500 Information Technology Index	18.11%	14.55%	9.77%
S&P 500 Index	12.73%	14.47%	8.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

88 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
INTERNET FUND

	Shares	Value

COMMON STOCKS† - 99.4%

E-COMMERCE/SERVICES - 14.1%
Priceline Group, Inc.*	320	$372,527
Netflix, Inc.*	575	239,597
Liberty Ventures*	5,504	231,223
Expedia, Inc.	1,736	163,410
TripAdvisor, Inc.*	1,961	163,096
IAC/InterActiveCorp	1,680	113,350
Zillow Group, Inc. — Class A*	1,108	111,132
Ctrip.com International Ltd. ADR*	1,836	107,626
Groupon, Inc. — Class A*	13,912	100,306
GrubHub, Inc.*	2,020	91,688
SouFun Holdings Ltd. ADR	13,294	79,764
58.com, Inc. ADR*	1,480	78,262
Bitauto Holdings Ltd. ADR*	1,534	78,050
Autohome, Inc. ADR*	1,650	72,551
Orbitz Worldwide, Inc.*	4,610	53,753
Total E-Commerce/Services		2,056,335

E-COMMERCE/PRODUCTS - 10.6%
Amazon.com, Inc.*	1,665	619,547
eBay, Inc.*	6,741	388,821
Alibaba Group Holding Ltd. ADR*	1,810	150,664
JD.com, Inc. ADR*	3,250	95,485
Vipshop Holdings Ltd. ADR*	3,193	94,002
MercadoLibre, Inc.	583	71,429
zulily, Inc. — Class A*	4,714	61,235
Shutterfly, Inc.*	1,342	60,712
Total E-Commerce/Products		1,541,895

WEB PORTALS/ISP - 10.4%
Google, Inc. — Class A*	822	455,963
Google, Inc. — Class C*	832	455,936
Yahoo!, Inc.*	6,918	307,401
Baidu, Inc. ADR*	679	141,504
AOL, Inc.*	2,121	84,013
SINA Corp.*	2,155	69,305
Total Web Portals/ISP		1,514,122

INTERNET CONTENT-ENTERTAINMENT - 8.5%
Facebook, Inc. — Class A*	9,005	740,346
Twitter, Inc.*	5,623	281,600
Pandora Media, Inc.*	5,648	91,554
Shutterstock, Inc.*	1,120	76,910
Youku Tudou, Inc. ADR*	4,492	56,150
Total Internet Content-Entertainment		1,246,560

NETWORKING PRODUCTS - 7.7%
Cisco Systems, Inc.	20,048	551,820
Palo Alto Networks, Inc.*	1,124	164,194
Arista Networks, Inc.*	1,420	100,153
Infinera Corp.*	3,850	75,730
Telefonaktiebolaget LM Ericsson ADR	5,383	67,557
Polycom, Inc.*	4,716	63,194
LogMeIn, Inc.*	1,000	55,990
Ruckus Wireless, Inc.*	3,930	50,579
Total Networking Products		1,129,217

APPLICATIONS SOFTWARE - 6.6%
salesforce.com, Inc.*	4,640	309,998
Intuit, Inc.	2,482	240,655
Red Hat, Inc.*	2,457	186,118
Check Point Software Technologies Ltd.*	990	81,150
Demandware, Inc.*	1,140	69,426
Dealertrack Technologies, Inc.*	1,743	67,140
Total Applications Software		954,487

WIRELESS EQUIPMENT - 5.4%
Motorola Solutions, Inc.	2,706	180,409
Gogo, Inc.*,1	9,347	178,154
ViaSat, Inc.*	1,300	77,493
Aruba Networks, Inc.*	3,153	77,217
Ubiquiti Networks, Inc.	2,476	73,166
Nokia Oyj ADR	9,265	70,229
Sierra Wireless, Inc.*	2,080	68,827
InterDigital, Inc.	1,260	63,932
Total Wireless Equipment		789,427

FINANCE-INVESTMENT BANKERS/BROKERS - 4.4%
Charles Schwab Corp.	9,730	296,180
TD Ameritrade Holding Corp.	5,680	211,637
E*TRADE Financial Corp.*	4,780	136,493
Total Finance-Investment Bankers/Brokers		644,310

TELECOMMUNICATION EQUIPMENT - 4.1%
Harris Corp.	1,790	140,980
Juniper Networks, Inc.	6,197	139,928
CommScope Holding Company, Inc.*	3,720	106,169
ARRIS Group, Inc.*	3,225	93,186
Plantronics, Inc.	1,310	69,365
ADTRAN, Inc.	2,439	45,536
Total Telecommunication Equipment		595,164

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUIT - 3.4%
QUALCOMM, Inc.	7,215	500,287

INTERNET CONTENT-INFORMATION/NETWORK - 3.3%
LinkedIn Corp. — Class A*	1,036	258,855
Yelp, Inc. — Class A*	1,894	89,681
YY, Inc. ADR*,1	1,434	78,232
WebMD Health Corp. — Class A*	1,399	61,325
Total Internet Content-Information/Network		488,093

INTERNET SECURITY - 2.8%
Symantec Corp.	8,003	186,990
VeriSign, Inc.*	2,024	135,547

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
INTERNET FUND

	Shares	Value

Qihoo 360 Technology Company Ltd. ADR*	1,719	$88,013
Total Internet Security		410,550

MULTIMEDIA - 2.7%
Time Warner, Inc.	4,646	392,308

COMPUTER SOFTWARE - 2.4%
Akamai Technologies, Inc.*	2,342	166,388
Rackspace Hosting, Inc.*	2,412	124,435
Cornerstone OnDemand, Inc.*	2,070	59,802
Total Computer Software		350,625

ELECTRONIC COMPONENTS-SEMICONDUCTOR - 1.6%
Broadcom Corp. — Class A	5,412	234,313

COMMERCIAL SERVICES - 1.5%
CoStar Group, Inc.*	604	119,490
Live Nation Entertainment, Inc.*	4,180	105,461
Total Commercial Services		224,951

TELECOMMUNICATION EQUIPMENT FIBER OPTICS - 1.4%
JDS Uniphase Corp.*	6,076	79,718
Finisar Corp.*	3,157	67,370
Ciena Corp.*	3,317	64,051
Total Telecommunication Equipment Fiber Optics		211,139

COMPUTERS-INTEGRATED SYSTEMS - 1.4%
Brocade Communications Systems, Inc.	8,750	103,819
Riverbed Technology, Inc.*	4,945	103,400
Total Computers-Integrated Systems		207,219

WEB HOSTING/DESIGN - 1.2%
Equinix, Inc.	727	169,283

INTERNET INFRASTRUCTURE SOFTWARE - 0.9%
F5 Networks, Inc.*	1,192	137,008

FINANCE-CONSUMER LOANS - 0.9%
LendingClub Corp.*	6,570	129,101

ENTERPRISE SOFTWARE/SERVICES - 0.6%
Veeva Systems, Inc. — Class A*	3,430	87,568

COMPUTER SERVICES INTERNET TELEPHONY - 0.6%
j2 Global, Inc.	1,260	82,757

INTERNET INCUBATORS - 0.5%
HomeAway, Inc.*	2,592	78,201

ENTERTAINMENT SOFTWARE - 0.5%
NetEase, Inc. ADR	739	77,817

PRINTING-COMMERCIAL - 0.5%
Cimpress N.V.*	834	70,373

MEDICAL INFORMATION SYSTEM - 0.5%
Allscripts Healthcare Solutions, Inc.*	5,880	70,325

COMPUTERS - 0.5%
BlackBerry Ltd.*	7,827	69,895

INTERNET CONNECTIVITY SERVICES - 0.4%
Cogent Communications Holdings, Inc.	1,720	60,768

Total Common Stocks
(Cost $8,653,198)		14,524,098

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.5%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$77,876	77,876
Total Repurchase Agreement
(Cost $77,876)		77,876

SECURITIES LENDING COLLATERAL††,3 - 1.2%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	112,397	112,397
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	38,664	38,664
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	19,957	19,957
Total Securities Lending Collateral
(Cost $171,018)		171,018

Total Investments - 101.1%
(Cost $8,902,092)		$14,772,992
Other Assets & Liabilities, net - (1.1)%		(156,792)
Total Net Assets - 100.0%		$14,616,200

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreement — See Note 5.
3	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $169,972 of securities loaned (cost $8,653,198)	$14,524,098
Repurchase agreements, at value (cost $248,894)	248,894
Total investments (cost $8,902,092)	14,772,992
Segregated cash with broker	2,500
Cash	2,416
Receivables:
Fund shares sold	150,084
Dividends	5,458
Securities lending income	846
Foreign taxes reclaim	743
Total assets	14,935,039

Liabilities:
Payable for:
Return of securities loaned	173,518
Securities purchased	81,065
Fund shares redeemed	38,511
Management fees	10,336
Distribution and service fees	3,544
Transfer agent and administrative fees	3,040
Portfolio accounting fees	1,216
Miscellaneous	7,609
Total liabilities	318,839
Commitments and contingent liabilities (Note 10)	—
Net assets	$14,616,200

Net assets consist of:
Paid in capital	$10,675,060
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,929,760)
Net unrealized appreciation on investments	5,870,900
Net assets	$14,616,200

Investor Class:
Net assets	$8,328,216
Capital shares outstanding	106,948
Net asset value per share	$77.87

Advisor Class:
Net assets	$1,830,003
Capital shares outstanding	25,545
Net asset value per share	$71.64

A-Class:
Net assets	$2,021,684
Capital shares outstanding	27,427
Net asset value per share	$73.71
Maximum offering price per share (Net asset value divided by 95.25%)	$77.39

C-Class:
Net assets	$2,436,297
Capital shares outstanding	36,271
Net asset value per share	$67.17

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $4,214)	$131,064
Income from securities lending, net	15,390
Interest	19
Total investment income	146,473

Expenses:
Management fees	174,201
Transfer agent and administrative fees	51,236
Distribution and service fees:
Advisor Class	13,133
A-Class	8,861
C-Class	29,629
Portfolio accounting fees	20,494
Registration fees	21,679
Custodian fees	2,394
Trustees’ fees*	2,283
Line of credit fees	293
Miscellaneous	4,821
Total expenses	329,024
Net investment loss	(182,551)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,805,670
Net realized gain	3,805,670
Net change in unrealized appreciation (depreciation) on:
Investments	(3,557,558)
Net change in unrealized appreciation (depreciation)	(3,557,558)
Net realized and unrealized gain	248,112
Net increase in net assets resulting from operations	$65,561

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(182,551)	$(368,149)
Net realized gain (loss) on investments	3,805,670	(1,599,042)
Net change in unrealized appreciation (depreciation) on investments	(3,557,558)	6,184,558
Net increase in net assets resulting from operations	65,561	4,217,367

Distributions to shareholders from:
Net realized gains
Investor Class	(212,285)	(111,377)
Advisor Class	(44,657)	(17,627)
A-Class	(66,053)	(40,920)
C-Class	(76,244)	(15,187)
Total distributions to shareholders	(399,239)	(185,111)

Capital share transactions:
Proceeds from sale of shares
Investor Class	43,138,842	137,136,622
Advisor Class	94,544,871	71,839,042
A-Class	4,055,990	18,920,974
C-Class	11,747,458	18,712,886
Distributions reinvested
Investor Class	205,625	108,663
Advisor Class	44,428	17,580
A-Class	53,517	37,431
C-Class	74,878	14,695
Cost of shares redeemed
Investor Class	(61,299,428)	(119,310,474)
Advisor Class	(105,054,927)	(60,492,721)
A-Class	(14,360,288)	(8,526,665)
C-Class	(14,064,904)	(15,590,538)
Net increase (decrease) from capital share transactions	(40,913,938)	42,867,495
Net increase (decrease) in net assets	(41,247,616)	46,899,751

Net assets:
Beginning of year	55,863,816	8,964,065
End of year	$14,616,200	$55,863,816
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold
Investor Class	568,304	1,953,833
Advisor Class	1,359,702	1,024,297
A-Class	55,579	275,049
C-Class	177,866	314,443
Shares issued from reinvestment of distributions
Investor Class	2,672	1,528
Advisor Class	626	266
A-Class	734	554
C-Class	1,124	236
Shares redeemed
Investor Class	(821,508)	(1,708,029)
Advisor Class	(1,504,575)	(865,440)
A-Class	(205,087)	(121,953)
C-Class	(213,643)	(266,422)
Net increase (decrease) in shares	(578,206)	608,362

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$75.05	$55.46	$51.90	$52.28	$41.74
Income (loss) from investment operations:
Net investment income (loss)[a]	(.49)	(.62)	(.44)	(.51)	(.34)
Net gain (loss) on investments (realized and unrealized)	5.27	20.53	5.26	.13	10.88
Total from investment operations	4.78	19.91	4.82	(.38)	10.54
Less distributions from:
Net realized gains	(1.96)	(.32)	(1.26)	—	—
Total distributions	(1.96)	(.32)	(1.26)	—	—
Net asset value, end of period	$77.87	$75.05	$55.46	$51.90	$52.28

Total Return[b]	6.40%	35.93%	9.65%	(0.73%)	25.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,328	$26,828	$6,109	$6,206	$20,589
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(0.87%)	(0.87%)	(1.05%)	(0.69%)
Total expenses	1.35%	1.37%	1.35%	1.36%	1.39%
Portfolio turnover rate	495%	472%	442%	380%	291%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$69.58	$51.70	$48.71	$49.31	$39.57
Income (loss) from investment operations:
Net investment income (loss)[a]	(.78)	(1.07)	(.64)	(.71)	(.59)
Net gain (loss) on investments (realized and unrealized)	4.80	19.27	4.89	.11	10.33
Total from investment operations	4.02	18.20	4.25	(.60)	9.74
Less distributions from:
Net realized gains	(1.96)	(.32)	(1.26)	—	—
Total distributions	(1.96)	(.32)	(1.26)	—	—
Net asset value, end of period	$71.64	$69.58	$51.70	$48.71	$49.31

Total Return[b]	5.80%	35.23%	9.13%	(1.24%)	24.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,830	$11,814	$552	$719	$2,124
Ratios to average net assets:
Net investment income (loss)	(1.12%)	(1.53%)	(1.36%)	(1.58%)	(1.32%)
Total expenses	1.85%	1.87%	1.85%	1.86%	1.89%
Portfolio turnover rate	495%	472%	442%	380%	291%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$71.32	$52.85	$49.63	$50.13	$40.12
Income (loss) from investment operations:
Net investment income (loss)[a]	(.61)	(.79)	(.52)	(.64)	(.46)
Net gain (loss) on investments (realized and unrealized)	4.96	19.58	5.00	.14	10.47
Total from investment operations	4.35	18.79	4.48	(.50)	10.01
Less distributions from:
Net realized gains	(1.96)	(.32)	(1.26)	—	—
Total distributions	(1.96)	(.32)	(1.26)	—	—
Net asset value, end of period	$73.71	$71.32	$52.85	$49.63	$50.13

Total Return[b]	6.12%	35.58%	9.41%	(1.00%)	24.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,022	$12,566	$1,192	$828	$1,101
Ratios to average net assets:
Net investment income (loss)	(0.86%)	(1.12%)	(1.08%)	(1.39%)	(1.01%)
Total expenses	1.61%	1.62%	1.60%	1.61%	1.64%
Portfolio turnover rate	495%	472%	442%	380%	291%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$65.64	$49.03	$46.50	$47.30	$38.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.11)	(1.16)	(.85)	(.94)	(.83)
Net gain (loss) on investments (realized and unrealized)	4.60	18.09	4.64	.14	9.96
Total from investment operations	3.49	16.93	3.79	(.80)	9.13
Less distributions from:
Net realized gains	(1.96)	(.32)	(1.26)	—	—
Total distributions	(1.96)	(.32)	(1.26)	—	—
Net asset value, end of period	$67.17	$65.64	$49.03	$46.50	$47.30

Total Return[b]	5.34%	34.56%	8.55%	(1.69%)	23.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,436	$4,655	$1,111	$643	$1,770
Ratios to average net assets:
Net investment income (loss)	(1.68%)	(1.85%)	(1.91%)	(2.17%)	(1.92%)
Total expenses	2.35%	2.37%	2.35%	2.36%	2.39%
Portfolio turnover rate	495%	472%	442%	380%	291%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies in leisure and entertainment businesses (“leisure companies”).

For the one-year period ended March 31, 2015, Leisure Fund Investor Class returned 11.15%, compared with 18.26% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 12.73%.

The media segment was the largest contributor to return, followed by the hotels, restaurants & leisure segment. The leisure products segment was the largest detractor from return, followed by the automobiles segment.

Among the holdings that contributed the most to the Fund’s performance for the period were Walt Disney Co., Altria Group, Inc., and Electronic Arts, Inc. The Fund’s weakest holdings for the period were Melco Crown Entertainment Ltd. ADR, Wynn Resorts Ltd., and Las Vegas Sands Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	June 3, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	3.8%
Comcast Corp. — Class A	3.3%
Philip Morris International, Inc.	3.1%
Altria Group, Inc.	2.8%
McDonald’s Corp.	2.8%
Starbucks Corp.	2.4%
Twenty-First Century Fox, Inc. — Class A	2.4%
Time Warner, Inc.	2.4%
Las Vegas Sands Corp.	1.9%
DIRECTV	1.9%
Top Ten Total	26.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 95

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	11.15%	17.82%	7.42%
Advisor Class Shares	10.66%	17.23%	6.89%
A-Class Shares	10.86%	17.50%	7.15%
A-Class Shares with sales charge†	5.59%	16.36%	6.63%
C-Class Shares	10.04%	16.63%	6.34%
C-Class Shares with CDSC‡	9.04%	16.63%	6.34%
S&P 500 Consumer Discretionary Index	18.26%	20.11%	10.25%
S&P 500 Index	12.73%	14.47%	8.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in the fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

96 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 99.4%

RETAIL-RESTAURANTS - 18.0%
McDonald’s Corp.	19,419	$1,892,186
Starbucks Corp.	17,419	1,649,579
Yum! Brands, Inc.	14,491	1,140,732
Chipotle Mexican Grill, Inc. — Class A*	1,329	864,568
Darden Restaurants, Inc.	8,429	584,467
Restaurant Brands International, Inc.	12,501	480,163
Domino’s Pizza, Inc.	4,614	463,938
Dunkin’ Brands Group, Inc.	8,880	422,333
Panera Bread Co. — Class A*	2,538	406,067
Wendy’s Co.	36,183	394,395
Brinker International, Inc.	6,354	391,152
Jack in the Box, Inc.	3,950	378,884
Cracker Barrel Old Country Store, Inc.	2,470	375,786
Buffalo Wild Wings, Inc.*	1,937	351,062
Bloomin’ Brands, Inc.	13,910	338,430
Texas Roadhouse, Inc. — Class A	8,534	310,894
Cheesecake Factory, Inc.	6,284	309,990
Papa John’s International, Inc.	5,000	309,050
DineEquity, Inc.	2,640	282,506
Sonic Corp.	7,960	252,332
Red Robin Gourmet Burgers, Inc.*	2,600	226,200
Bob Evans Farms, Inc.	4,440	205,394
El Pollo Loco Holdings, Inc.*,1	7,440	190,538
Total Retail-Restaurants		12,220,646

CABLE/SATELLITE TV - 12.0%
Comcast Corp. — Class A	40,205	2,270,377
DIRECTV*	14,989	1,275,564
Time Warner Cable, Inc.	8,138	1,219,723
DISH Network Corp. — Class A*	15,536	1,088,452
Charter Communications, Inc. — Class A*	4,750	917,273
Liberty Global plc*	13,559	675,374
Cablevision Systems Corp. — Class A	23,856	436,565
Liberty Global plc — Class A*	6,139	315,974
Total Cable/Satellite TV		8,199,302

MULTIMEDIA - 11.7%
Walt Disney Co.	24,521	2,572,007
Twenty-First Century Fox, Inc. — Class A	48,249	1,632,746
Time Warner, Inc.	19,132	1,615,506
Thomson Reuters Corp.	27,464	1,113,940
Viacom, Inc. — Class B	14,902	1,017,807
Total Multimedia		7,952,006

TOBACCO - 9.0%
Philip Morris International, Inc.	27,593	2,078,580
Altria Group, Inc.	37,839	1,892,707
Reynolds American, Inc.	16,885	1,163,545
Lorillard, Inc.	14,262	932,022
Total Tobacco		6,066,854

HOTELS & MOTELS - 6.3%
Hilton Worldwide Holdings, Inc.*	35,610	1,054,769
Marriott International, Inc. — Class A	11,163	896,612
Starwood Hotels & Resorts Worldwide, Inc.	8,926	745,321
Wyndham Worldwide Corp.	7,151	646,951
Hyatt Hotels Corp. — Class A*	9,810	580,948
La Quinta Holdings, Inc.*	14,700	348,096
Total Hotels & Motels		4,272,697

CASINO HOTELS - 5.3%
Las Vegas Sands Corp.	23,967	1,319,143
Wynn Resorts Ltd.	5,641	710,089
Melco Crown Entertainment Ltd. ADR	32,373	694,725
MGM Resorts International*	30,790	647,514
Boyd Gaming Corp.*	17,080	242,536
Total Casino Hotels		3,614,007

TELEVISION - 4.5%
CBS Corp. — Class B	17,415	1,055,871
AMC Networks, Inc. — Class A*	6,230	477,467
Tribune Media Co. — Class A*	7,300	443,913
Sinclair Broadcast Group, Inc. — Class A	11,270	353,991
Liberty Media Corp. — Class C*	9,140	349,148
Liberty Media Corp. — Class A*	9,030	348,107
Total Television		3,028,497

CRUISE LINES - 4.0%
Carnival Corp.	25,181	1,204,659
Royal Caribbean Cruises Ltd.	10,252	839,126
Norwegian Cruise Line Holdings Ltd.*	12,980	701,050
Total Cruise Lines		2,744,835

BROADCAST SERVICES/PROGRAM - 4.0%
Discovery Communications, Inc. — Class A*	27,633	849,991
Scripps Networks Interactive, Inc. — Class A	8,344	572,065
Grupo Televisa SAB ADR*	14,670	484,257
Discovery Communications, Inc. — Class C*	14,626	431,101
Starz — Class A*	10,747	369,804
Total Broadcast Services/Program		2,707,218

BREWERY - 3.8%
Anheuser-Busch InBev N.V. ADR	7,633	930,539
Molson Coors Brewing Co. — Class B	9,814	730,652
Ambev S.A. ADR	94,860	546,394
Boston Beer Company, Inc. — Class A*	1,400	374,360
Total Brewery		2,581,945

BEVERAGES-WINE/SPIRITS - 3.3%
Constellation Brands, Inc. — Class A*	8,041	934,445
Brown-Forman Corp. — Class B	9,423	851,368
Diageo plc ADR	4,290	474,345
Total Beverages-Wine/Spirits		2,260,158

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
LEISURE FUND

	Shares	Value

ENTERTAINMENT SOFTWARE - 2.8%
Electronic Arts, Inc.*	14,557	$856,170
Activision Blizzard, Inc.	34,511	784,262
Take-Two Interactive Software, Inc.*	11,164	284,180
Total Entertainment Software		1,924,612

PUBLISHING-NEWSPAPERS - 1.7%
News Corp. — Class A*	36,004	576,424
Gannett Company, Inc.	15,339	568,770
Total Publishing-Newspapers		1,145,194

RESORTS/THEME PARKS - 1.6%
Six Flags Entertainment Corp.	9,100	440,531
Vail Resorts, Inc.	3,690	381,620
SeaWorld Entertainment, Inc.	13,400	258,352
Total Resorts/Theme Parks		1,080,503

TOYS - 1.6%
Hasbro, Inc.	8,732	552,211
Mattel, Inc.	22,809	521,186
Total Toys		1,073,397

RECREATIONAL VEHICLES - 1.5%
Polaris Industries, Inc.	4,170	588,387
Brunswick Corp.	8,157	419,678
Total Recreational Vehicles		1,008,065

COMMERCIAL SERVICES - 1.4%
Aramark	16,700	528,221
Live Nation Entertainment, Inc.*	17,312	436,782
Total Commercial Services		965,003

THEATERS - 1.2%
Cinemark Holdings, Inc.	10,066	453,675
Regal Entertainment Group — Class A	16,260	371,378
Total Theaters		825,053

MOTION PICTURES & SERVICES - 1.1%
Lions Gate Entertainment Corp.	12,487	423,559
DreamWorks Animation SKG, Inc. — Class A*,1	12,065	291,973
Total Motion Pictures & Services		715,532

MOTORCYCLE/MOTOR SCOOTER - 1.0%
Harley-Davidson, Inc.	11,721	711,934

PROFESSIONAL SPORTS - 0.8%
Madison Square Garden Co. — Class A*	6,210	525,677

CASINO SERVICES - 0.6%
International Game Technology	23,274	405,200

RECREATIONAL CENTERS - 0.5%
Life Time Fitness, Inc.*	4,549	322,797

RETAIL-SPORTING GOODS - 0.5%
Vista Outdoor, Inc.*	7,500	321,150

PUBLISHING-PERIODICALS - 0.5%
Time, Inc.	13,635	305,969

GAMBLING (NON-HOTEL) - 0.4%
Pinnacle Entertainment, Inc.*	8,086	291,824

RACETRACKS - 0.3%
Penn National Gaming, Inc.*	13,700	214,542

Total Common Stocks
(Cost $59,964,877)		67,484,617

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
LEISURE FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,2 - 0.4%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$242,050	$242,050
Total Repurchase Agreement
(Cost $242,050)		242,050

SECURITIES LENDING COLLATERAL††,3 - 0.5%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	215,232	215,232
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	74,040	74,040
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	38,216	38,216
Total Securities Lending Collateral
(Cost $327,488)		327,488

Total Investments - 100.3%
(Cost $60,534,415)		$68,054,155
Other Assets & Liabilities, net - (0.3)%		(193,603)
Total Net Assets - 100.0%		$67,860,552

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreement — See Note 5.
3	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $323,506 of securities loaned (cost $59,964,877)	$67,484,617
Repurchase agreements, at value (cost $569,538)	569,538
Total investments (cost $60,534,415)	68,054,155
Segregated cash with broker	4,787
Receivables:
Securities sold	971,884
Fund shares sold	463,036
Dividends	179,944
Securities lending income	1,654
Foreign taxes reclaim	415
Total assets	69,675,875

Liabilities:
Payable for:
Fund shares redeemed	1,385,994
Return of securities loaned	332,275
Management fees	49,120
Transfer agent and administrative fees	14,447
Distribution and service fees	7,058
Portfolio accounting fees	5,779
Miscellaneous	20,650
Total liabilities	1,815,323
Commitments and contingent liabilities (Note 10)	—
Net assets	$67,860,552

Net assets consist of:
Paid in capital	$61,974,363
Undistributed net investment income	285,529
Accumulated net realized loss on investments	(1,919,080)
Net unrealized appreciation on investments	7,519,740
Net assets	$67,860,552

Investor Class:
Net assets	$48,494,346
Capital shares outstanding	798,255
Net asset value per share	$60.75

Advisor Class:
Net assets	$7,073,710
Capital shares outstanding	127,463
Net asset value per share	$55.50

A-Class:
Net assets	$10,702,824
Capital shares outstanding	188,152
Net asset value per share	$56.88
Maximum offering price per share (Net asset value divided by 95.25%)	$59.72

C-Class:
Net assets	$1,589,672
Capital shares outstanding	30,154
Net asset value per share	$52.72

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $5,773)	$761,308
Income from securities lending, net	31,579
Interest	38
Total investment income	792,925

Expenses:
Management fees	301,172
Transfer agent and administrative fees	88,580
Distribution and service fees:
Advisor Class	12,784
A-Class	8,605
C-Class	12,255
Portfolio accounting fees	35,431
Custodian fees	4,114
Trustees’ fees*	2,101
Line of credit fees	116
Tax expense	85
Miscellaneous	42,153
Total expenses	507,396
Net investment income	285,529

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,468,270
Net realized gain	5,468,270
Net change in unrealized appreciation (depreciation) on:
Investments	(1,903,716)
Net change in unrealized appreciation (depreciation)	(1,903,716)
Net realized and unrealized gain	3,564,554
Net increase in net assets resulting from operations	$3,850,083

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$285,529	$94,646
Net realized gain on investments	5,468,270	3,028,207
Net change in unrealized appreciation (depreciation) on investments	(1,903,716)	2,702,964
Net increase in net assets resulting from operations	3,850,083	5,825,817

Distributions to shareholders from:
Net investment income
Investor Class	(86,741)	(167,161)
Advisor Class	(2,421)	(17,486)
A-Class	(3,222)	(8,764)
C-Class	(2,262)	(6,684)
Net realized gains
Investor Class	(819,251)	—
Advisor Class	(22,866)	—
A-Class	(30,437)	—
C-Class	(21,361)	—
Total distributions to shareholders	(988,561)	(200,095)

Capital share transactions:
Proceeds from sale of shares
Investor Class	66,551,897	71,016,096
Advisor Class	92,571,748	18,567,120
A-Class	16,562,062	6,654,372
C-Class	3,107,048	1,632,199
Distributions reinvested
Investor Class	233,102	166,413
Advisor Class	25,054	17,418
A-Class	32,921	8,624
C-Class	22,369	6,192
Cost of shares redeemed
Investor Class	(44,791,384)	(73,669,092)
Advisor Class	(88,739,965)	(17,145,281)
A-Class	(7,989,563)	(6,623,023)
C-Class	(3,077,948)	(1,347,238)
Net increase (decrease) from capital share transactions	34,507,341	(716,200)
Net increase in net assets	37,368,863	4,909,522

Net assets:
Beginning of year	30,491,689	25,582,167
End of year	$67,860,552	$30,491,689
Undistributed net investment income at end of year	$285,529	$94,646

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2015	Year Ended March 31, 2014
Capital share activity:
Shares sold
Investor Class	1,133,061	1,384,928
Advisor Class	1,731,706	385,324
A-Class	301,170	134,495
C-Class	61,845	36,131
Shares issued from reinvestment of distributions
Investor Class	4,036	3,093
Advisor Class	474	351
A-Class	608	170
C-Class	445	130
Shares redeemed
Investor Class	(771,348)	(1,445,332)
Advisor Class	(1,665,419)	(354,839)
A-Class	(147,523)	(134,028)
C-Class	(61,892)	(29,738)
Net increase (decrease) in shares	587,163	(19,315)

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$55.81	$44.93	$36.94	$33.50	$27.48
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.20	.36	.17	(.02)
Net gain (loss) on investments (realized and unrealized)	5.64	10.95	7.66	3.27	6.04
Total from investment operations	6.16	11.15	8.02	3.44	6.02
Less distributions from:
Net investment income	(.12)	(.27)	(.03)	—	—
Net realized gains	(1.10)	—	—	—	—
Total distributions	(1.22)	(.27)	(.03)	—	—
Net asset value, end of period	$60.75	$55.81	$44.93	$36.94	$33.50

Total Return[b]	11.15%	24.83%	21.74%	10.27%	21.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,494	$24,139	$22,005	$12,687	$2,141
Ratios to average net assets:
Net investment income (loss)	0.89%	0.39%	0.92%	0.49%	(0.07%)
Total expenses	1.34%	1.37%	1.35%	1.35%	1.39%
Portfolio turnover rate	343%	265%	517%	797%	963%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$51.31	$41.54	$34.33	$31.29	$25.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	(.11)	.29	(.01)	(.16)
Net gain (loss) on investments (realized and unrealized)	5.11	10.15	6.95	3.05	5.64
Total from investment operations	5.41	10.04	7.24	3.04	5.48
Less distributions from:
Net investment income	(.12)	(.27)	(.03)	—	—
Net realized gains	(1.10)	—	—	—	—
Total distributions	(1.22)	(.27)	(.03)	—	—
Net asset value, end of period	$55.50	$51.31	$41.54	$34.33	$31.29

Total Return[b]	10.66%	24.18%	21.12%	9.72%	21.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,074	$3,115	$1,241	$1,379	$582
Ratios to average net assets:
Net investment income (loss)	0.55%	(0.23%)	0.80%	(0.03%)	(0.61%)
Total expenses	1.83%	1.87%	1.85%	1.86%	1.89%
Portfolio turnover rate	343%	265%	517%	797%	963%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

LEISURE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$52.46	$42.35	$34.91	$31.75	$26.13
Income (loss) from investment operations:
Net investment income (loss)[a]	.38	.04	.29	.07	(.05)
Net gain (loss) on investments (realized and unrealized)	5.26	10.34	7.18	3.09	5.67
Total from investment operations	5.64	10.38	7.47	3.16	5.62
Less distributions from:
Net investment income	(.12)	(.27)	(.03)	—	—
Net realized gains	(1.10)	—	—	—	—
Total distributions	(1.22)	(.27)	(.03)	—	—
Net asset value, end of period	$56.88	$52.46	$42.35	$34.91	$31.75

Total Return[b]	10.86%	24.53%	21.42%	9.95%	21.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,703	$1,778	$1,409	$448	$1,157
Ratios to average net assets:
Net investment income (loss)	0.69%	0.09%	0.80%	0.23%	(0.18%)
Total expenses	1.58%	1.62%	1.60%	1.60%	1.63%
Portfolio turnover rate	343%	265%	517%	797%	963%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$49.07	$39.92	$33.16	$30.36	$25.19
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.27)	.01	(.15)	(.30)
Net gain (loss) on investments (realized and unrealized)	5.06	9.69	6.78	2.95	5.47
Total from investment operations	4.87	9.42	6.79	2.80	5.17
Less distributions from:
Net investment income	(.12)	(.27)	(.03)	—	—
Net realized gains	(1.10)	—	—	—	—
Total distributions	(1.22)	(.27)	(.03)	—	—
Net asset value, end of period	$52.72	$49.07	$39.92	$33.16	$30.36

Total Return[b]	10.04%	23.61%	20.54%	9.19%	20.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,590	$1,460	$928	$1,345	$828
Ratios to average net assets:
Net investment income (loss)	(0.37%)	(0.59%)	0.03%	(0.50%)	(1.13%)
Total expenses	2.35%	2.37%	2.35%	2.35%	2.39%
Portfolio turnover rate	343%	265%	517%	797%	963%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“precious metals companies”).

For the one-year period ended March 31, 2015, Precious Metals Fund Investor Class returned -27.88%, compared with 4.97% for the S&P 500 Materials Index. The broader S&P 500 Index returned 12.73%.

All segments detracted from return for the period. The gold mining segment was the main detractor from return, followed by the silver mining segment. The precious metals & minerals segment contributed least to return.

The leading contributors to return were RTI International Metals, Inc., Dominion Diamond Corp., and Gold Fields Ltd. ADR. The leading detractors were Yamana Gold, Inc., Barrick Gold Corp., and Freeport-McMoRan, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	December 1, 1993
Advisor Class	August 1, 2003
A-Class	September 1, 2004
C-Class	April 27, 2001

Ten Largest Holdings (% of Total Net Assets)
Goldcorp, Inc.	6.9%
Newmont Mining Corp.	6.7%
Barrick Gold Corp.	6.5%
Agnico Eagle Mines Ltd.	5.0%
Silver Wheaton Corp.	5.0%
Franco-Nevada Corp.	4.9%
Randgold Resources Ltd. ADR	4.5%
Freeport-McMoRan, Inc.	4.2%
Market Vectors Junior Gold Miners ETF	4.1%
Royal Gold, Inc.	3.8%
Top Ten Total	51.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 105

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	-27.88%	-15.25%	-2.72%
Advisor Class Shares	-28.24%	-15.67%	-3.20%
A-Class Shares	-28.13%	-15.48%	-2.96%
A-Class Shares with sales charge†	-31.54%	-16.30%	-3.44%
C-Class Shares	-28.64%	-16.10%	-3.70%
C-Class Shares with CDSC‡	-29.34%	-16.10%	-3.70%
S&P 500 Materials Index	4.97%	10.82%	7.55%
S&P 500 Index	12.73%	14.47%	8.01%

*
 The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

106 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 95.5%

GOLD MINING - 70.3%
Goldcorp, Inc.	187,853	$3,403,896
Newmont Mining Corp.	151,488	3,288,805
Barrick Gold Corp.	291,742	3,197,492
Agnico Eagle Mines Ltd.	89,350	2,496,439
Franco-Nevada Corp.	49,775	2,416,079
Randgold Resources Ltd. ADR	31,997	2,216,432
Royal Gold, Inc.	29,913	1,887,809
AngloGold Ashanti Ltd. ADR*	185,184	1,729,619
Eldorado Gold Corp.	323,340	1,484,131
Cia de Minas Buenaventura S.A.A. ADR	138,679	1,404,818
Gold Fields Ltd. ADR	339,858	1,362,831
Yamana Gold, Inc.	376,131	1,350,310
Kinross Gold Corp.*	524,639	1,175,191
Sibanye Gold Ltd. ADR	133,235	1,136,495
New Gold, Inc.*	291,859	989,402
NOVAGOLD Resources, Inc.*,1	261,160	773,034
Alamos Gold, Inc.1	120,404	705,567
Harmony Gold Mining Company Ltd. ADR*,1	383,499	667,288
Pretium Resources, Inc.*,1	130,575	658,098
IAMGOLD Corp.*	346,031	647,078
AuRico Gold, Inc.	230,859	639,479
Sandstorm Gold Ltd.*,1	162,095	531,672
Seabridge Gold, Inc.*,1	80,883	444,048
Gold Resource Corp.	20,310	64,789
McEwen Mining, Inc.*	59,510	60,700
B2Gold Corp.*	34,720	52,774
Total Gold Mining		34,784,276

SILVER MINING - 11.5%
Silver Wheaton Corp.	128,696	2,447,798
Pan American Silver Corp.	114,898	1,007,655
Hecla Mining Co.1	274,307	817,435
First Majestic Silver Corp.*	140,573	760,500
Silver Standard Resources, Inc.*,1	127,608	578,064
Endeavour Silver Corp.*	27,570	52,383
Total Silver Mining		5,663,835

METAL-COPPER - 4.7%
Freeport-McMoRan, Inc.	110,516	2,094,278
Southern Copper Corp.	8,040	234,607
Total Metal-Copper		2,328,885

PRECIOUS METALS - 4.6%
Tahoe Resources, Inc.	95,313	1,044,631
Coeur Mining, Inc.*,1	131,302	618,432
Primero Mining Corp.*,1	177,763	609,727
Total Precious Metals		2,272,790

PLATINUM - 2.5%
Stillwater Mining Co.*	95,854	1,238,434

METAL PROCESSORS & FABRICATIONS - 1.8%
RTI International Metals, Inc.*	24,686	886,474

DIAMONDS/PRECIOUS STONES - 0.1%
Dominion Diamond Corp.*	3,390	57,935

Total Common Stocks
(Cost $37,145,474)		47,232,629

EXCHANGE-TRADED FUNDS† - 4.1%
Market Vectors Junior Gold Miners ETF	88,153	2,004,599
Total Exchange-Traded Funds
(Cost $2,058,006)		2,004,599

	Face Amount

REPURCHASE AGREEMENT††,2 - 0.6%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$321,629	321,629
Total Repurchase Agreement
(Cost $321,629)		321,629

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
PRECIOUS METALS FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,3 - 5.5%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	$1,789,709	$1,789,709
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	615,660	615,660
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	317,781	317,781
Total Securities Lending Collateral
(Cost $2,723,150)		2,723,150

Total Investments - 105.7%
(Cost $42,248,259)		$52,282,007
Other Assets & Liabilities, net - (5.7)%		(2,836,237)
Total Net Assets - 100.0%		$49,445,770

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreement — See Note 5.
3	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $2,546,558 of securities loaned (cost $39,203,480)	$49,237,228
Repurchase agreements, at value (cost $3,044,779)	3,044,779
Total investments (cost $42,248,259)	52,282,007
Segregated cash with broker	39,801
Receivables:
Fund shares sold	9,096,132
Dividends	38,292
Securities lending income	5,395
Total assets	61,461,627

Liabilities:
Payable for:
Securities purchased	6,909,333
Return of securities loaned	2,762,950
Fund shares redeemed	2,273,469
Management fees	26,641
Transfer agent and administrative fees	8,881
Distribution and service fees	7,074
Portfolio accounting fees	3,552
Miscellaneous	23,957
Total liabilities	12,015,857
Commitments and contingent liabilities (Note 10)	—
Net assets	$49,445,770

Net assets consist of:
Paid in capital	$93,338,410
Accumulated net investment loss	(249,582)
Accumulated net realized loss on investments	(53,676,804)
Net unrealized appreciation on investments	10,033,746
Net assets	$49,445,770

Investor Class:
Net assets	$30,527,636
Capital shares outstanding	1,215,855
Net asset value per share	$25.11

Advisor Class:
Net assets	$8,400,225
Capital shares outstanding	355,373
Net asset value per share	$23.64

A-Class:
Net assets	$4,927,551
Capital shares outstanding	202,927
Net asset value per share	$24.28
Maximum offering price per share (Net asset value divided by 95.25%)	$25.49

C-Class:
Net assets	$5,590,358
Capital shares outstanding	257,918
Net asset value per share	$21.67

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $50,032)	$630,055
Income from securities lending, net	106,545
Interest	59
Total investment income	736,659

Expenses:
Management fees	432,300
Transfer agent and administrative fees	144,100
Distribution and service fees:
Advisor Class	18,999
A-Class	13,077
C-Class	83,580
Portfolio accounting fees	57,640
Registration fees	47,118
Custodian fees	6,730
Trustees’ fees*	4,937
Line of credit fees	253
Miscellaneous	28,172
Total expenses	836,906
Net investment loss	(100,247)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,218,177)
Foreign currency	(8)
Net realized loss	(4,218,185)
Net change in unrealized appreciation (depreciation) on:
Investments	(12,927,538)
Foreign currency	2
Net change in unrealized appreciation (depreciation)	(12,927,536)
Net realized and unrealized loss	(17,145,721)
Net decrease in net assets resulting from operations	$(17,245,968)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(100,247)	$531,727
Net realized loss on investments	(4,218,185)	(21,811,865)
Net change in unrealized appreciation (depreciation) on investments	(12,927,536)	(18,958,806)
Net decrease in net assets resulting from operations	(17,245,968)	(40,238,944)

Distributions to shareholders from:
Net investment income
Investor Class	(942,983)	(214,700)
Advisor Class	(77,995)	(17,921)
A-Class	(81,766)	(18,796)
C-Class	(226,581)	(51,914)
Total distributions to shareholders	(1,329,325)	(303,331)

Capital share transactions:
Proceeds from sale of shares
Investor Class	228,681,951	338,664,021
Advisor Class	81,461,920	73,664,880
A-Class	34,559,485	8,057,501
C-Class	19,812,912	25,324,298
Distributions reinvested
Investor Class	884,145	205,735
Advisor Class	77,943	17,782
A-Class	67,165	15,489
C-Class	219,239	49,648
Cost of shares redeemed
Investor Class	(228,926,568)	(336,034,319)
Advisor Class	(76,224,107)	(71,421,958)
A-Class	(33,136,533)	(6,716,766)
C-Class	(20,795,740)	(29,074,122)
Net increase from capital share transactions	6,681,812	2,752,189
Net decrease in net assets	(11,893,481)	(37,790,086)

Net assets:
Beginning of year	61,339,251	99,129,337
End of year	$49,445,770	$61,339,251
(Accumulated net investment loss)/Undistributed net investment income at end of year	$(249,582)	$741,411

Capital share activity:
Shares sold
Investor Class	7,016,300	8,791,258
Advisor Class	2,837,152	2,073,315
A-Class	1,168,449	216,466
C-Class	697,217	747,420
Shares issued from reinvestment of distributions
Investor Class	30,498	6,301
Advisor Class	2,851	574
A-Class	2,392	488
C-Class	8,684	1,730
Shares redeemed
Investor Class	(7,028,380)	(8,982,178)
Advisor Class	(2,602,821)	(2,019,696)
A-Class	(1,118,576)	(185,372)
C-Class	(743,130)	(860,994)
Net increase (decrease) in shares	270,636	(210,688)

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$35.78	$51.65	$65.73	$86.74	$61.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.36	.34	(.02)	(.28)
Net gain (loss) on investments (realized and unrealized)	(9.88)	(16.06)	(12.12)	(20.70)	25.32
Total from investment operations	(9.87)	(15.70)	(11.78)	(20.72)	25.04
Less distributions from:
Net investment income	(.80)	(.17)	(.10)	(.29)	(.03)
Net realized gains	—	—	(2.20)	—	—
Total distributions	(.80)	(.17)	(2.30)	(.29)	(.03)
Net asset value, end of period	$25.11	$35.78	$51.65	$65.73	$86.74

Total Return[b]	(27.88%)	(30.37%)	(18.60%)	(23.91%)	40.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,528	$42,846	$71,386	$79,637	$141,798
Ratios to average net assets:
Net investment income (loss)	0.04%	0.96%	0.55%	(0.03%)	(0.37%)
Total expenses[c]	1.25%	1.27%	1.25%	1.26%	1.28%
Portfolio turnover rate	371%	348%	206%	235%	322%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$33.92	$49.20	$63.02	$83.59	$59.79
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	.12	(.02)	(.44)	(.61)
Net gain (loss) on investments (realized and unrealized)	(9.34)	(15.23)	(11.50)	(19.84)	24.44
Total from investment operations	(9.48)	(15.11)	(11.52)	(20.28)	23.83
Less distributions from:
Net investment income	(.80)	(.17)	(.10)	(.29)	(.03)
Net realized gains	—	—	(2.20)	—	—
Total distributions	(.80)	(.17)	(2.30)	(.29)	(.03)
Net asset value, end of period	$23.64	$33.92	$49.20	$63.02	$83.59

Total Return[b]	(28.24%)	(30.71%)	(18.99%)	(24.29%)	39.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,400	$4,009	$3,148	$9,610	$30,418
Ratios to average net assets:
Net investment income (loss)	(0.45%)	0.34%	(0.04%)	(0.59%)	(0.86%)
Total expenses[c]	1.75%	1.77%	1.75%	1.76%	1.78%
Portfolio turnover rate	371%	348%	206%	235%	322%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$34.75	$50.28	$64.21	$84.97	$60.63
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	.16	.21	(.22)	(.45)
Net gain (loss) on investments (realized and unrealized)	(9.57)	(15.52)	(11.84)	(20.25)	24.82
Total from investment operations	(9.67)	(15.36)	(11.63)	(20.47)	24.37
Less distributions from:
Net investment income	(.80)	(.17)	(.10)	(.29)	(.03)
Net realized gains	—	—	(2.20)	—	—
Total distributions	(.80)	(.17)	(2.30)	(.29)	(.03)
Net asset value, end of period	$24.28	$34.75	$50.28	$64.21	$84.97

Total Return[b]	(28.13%)	(30.52%)	(18.80%)	(24.13%)	40.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,928	$5,235	$5,988	$6,412	$14,919
Ratios to average net assets:
Net investment income (loss)	(0.29%)	0.45%	0.35%	(0.30%)	(0.63%)
Total expenses[c]	1.50%	1.52%	1.50%	1.51%	1.53%
Portfolio turnover rate	371%	348%	206%	235%	322%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$31.34	$45.72	$59.02	$78.70	$56.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.07)	(.23)	(.72)	(.94)
Net gain (loss) on investments (realized and unrealized)	(8.58)	(14.14)	(10.77)	(18.67)	23.09
Total from investment operations	(8.87)	(14.21)	(11.00)	(19.39)	22.15
Less distributions from:
Net investment income	(.80)	(.17)	(.10)	(.29)	(.03)
Net realized gains	—	—	(2.20)	—	—
Total distributions	(.80)	(.17)	(2.30)	(.29)	(.03)
Net asset value, end of period	$21.67	$31.34	$45.72	$59.02	$78.70

Total Return[b]	(28.64%)	(31.05%)	(19.39%)	(24.68%)	39.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,590	$9,250	$18,608	$26,533	$39,650
Ratios to average net assets:
Net investment income (loss)	(0.99%)	(0.22%)	(0.42%)	(1.04%)	(1.37%)
Total expenses[c]	2.25%	2.27%	2.25%	2.26%	2.28%
Portfolio turnover rate	371%	348%	206%	235%	322%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “real estate companies”).

For the one-year period ended March 31, 2015, Real Estate Fund H-Class returned 15.55%, compared to a return of 24.17% for the MSCI U.S. REIT Index. The broader S&P 500 Index returned 12.73%.

Retail REITs contributed most to the performance of the Fund, followed by residential REITs. The real estate services segment was the largest detractor from performance, followed by the specialty chemicals segment.

The strongest performing holdings included Simon Property Group, Inc., Equity Residential, and General Growth Properties, Inc. The main detractors were American Realty Capital Properties, Inc., E-House China Holdings Ltd. ADR, and Altisource Portfolio Solutions S.A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Simon Property Group, Inc.	2.4%
American Tower Corp. — Class A	1.8%
Public Storage	1.7%
Health Care REIT, Inc.	1.5%
Equity Residential	1.5%
Crown Castle International Corp.	1.5%
General Growth Properties, Inc.	1.5%
Ventas, Inc.	1.4%
AvalonBay Communities, Inc.	1.4%
Prologis, Inc.	1.4%
Top Ten Total	16.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 113

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
A-Class Shares	15.58%	12.06%	5.30%
A-Class Shares with sales charge†	10.08%	10.98%	4.79%
C-Class Shares	14.73%	11.16%	4.48%
C-Class Shares with CDSC‡	13.73%	11.16%	4.48%
H-Class Shares	15.55%	12.03%	5.27%
MSCI U.S. REIT Index	24.17%	15.89%	9.66%
S&P 500 Index	12.73%	14.47%	8.01%

*
 The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

114 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 99.6%

REITs - 90.5%
REITs-DIVERSIFIED - 17.2%
American Tower Corp. — Class A	9,032	$850,362
Crown Castle International Corp.	8,420	694,987
Vornado Realty Trust	5,801	649,712
Weyerhaeuser Co.	16,785	556,423
Digital Realty Trust, Inc.	6,318	416,735
Plum Creek Timber Company, Inc.	8,680	377,146
Duke Realty Corp.	17,150	373,356
Lamar Advertising Co. — Class A	5,580	330,727
Liberty Property Trust	8,746	312,232
Corrections Corporation of America	7,317	294,582
Outfront Media, Inc.	9,180	274,665
Retail Properties of America, Inc. — Class A	16,636	266,675
EPR Properties	4,289	257,469
GEO Group, Inc.	5,780	252,817
Rayonier, Inc.	9,218	248,517
PS Business Parks, Inc.	2,560	212,582
Cousins Properties, Inc.	19,629	208,067
Lexington Realty Trust	20,941	205,850
DuPont Fabros Technology, Inc.	6,239	203,891
New Residential Investment Corp.	13,050	196,142
Washington Real Estate Investment Trust	6,950	192,029
American Assets Trust, Inc.	4,420	191,298
Potlatch Corp.	4,419	176,937
STAG Industrial, Inc.	7,200	169,344
Gramercy Property Trust, Inc.	5,720	160,560
Total REITs-Diversified		8,073,105

REITs-OFFICE PROPERTY - 12.3%
Boston Properties, Inc.	4,616	648,455
SL Green Realty Corp.	3,856	495,033
American Realty Capital Properties, Inc.	40,790	401,782
Alexandria Real Estate Equities, Inc.	3,761	368,728
Kilroy Realty Corp.	4,706	358,456
BioMed Realty Trust, Inc.	13,068	296,121
Highwoods Properties, Inc.	6,360	291,161
Douglas Emmett, Inc.	9,714	289,574
Paramount Group, Inc.	14,050	271,165
Equity Commonwealth*	9,672	256,792
Columbia Property Trust, Inc.	9,310	251,556
Brandywine Realty Trust	14,621	233,644
Piedmont Office Realty Trust, Inc. — Class A	12,516	232,923
Hudson Pacific Properties, Inc.	6,886	228,546
Corporate Office Properties Trust	7,654	224,875
Empire State Realty Trust, Inc. — Class A	10,530	198,069
Parkway Properties, Inc.	10,954	190,052
New York REIT, Inc.	17,220	180,466
Mack-Cali Realty Corp.	9,171	176,817
Government Properties Income Trust	7,565	172,860
Total REITs-Office Property		5,767,075

REITs-APARTMENTS - 10.4%
Equity Residential	9,110	709,304
AvalonBay Communities, Inc.	3,795	661,278
Essex Property Trust, Inc.	2,310	531,069
UDR, Inc.	11,764	400,329
Camden Property Trust	4,640	362,523
Mid-America Apartment Communities, Inc.	4,354	336,434
Apartment Investment & Management Co. — Class A	8,484	333,930
American Campus Communities, Inc.	7,133	305,792
Home Properties, Inc.	3,999	277,091
American Homes 4 Rent — Class A	15,363	254,258
Post Properties, Inc.	4,315	245,653
Education Realty Trust, Inc.	5,111	180,827
Associated Estates Realty Corp.	6,740	166,343
Starwood Waypoint Residential Trust	5,262	136,023
Total REITs-Apartments		4,900,854

REITs-HEALTH CARE - 9.2%
Health Care REIT, Inc.	9,224	713,568
Ventas, Inc.	9,244	674,997
HCP, Inc.	14,405	622,440
Omega Healthcare Investors, Inc.	8,026	325,615
Senior Housing Properties Trust	14,008	310,838
Healthcare Trust of America, Inc. — Class A	9,166	255,365
Medical Properties Trust, Inc.	16,259	239,658
Healthcare Realty Trust, Inc.	8,253	229,268
National Health Investors, Inc.	3,200	227,232
Sabra Health Care REIT, Inc.	5,970	197,906
Aviv REIT, Inc.	5,120	186,880
LTC Properties, Inc.	3,964	182,344
Physicians Realty Trust	8,710	153,383
Total REITs-Health Care		4,319,494

REITs-SHOPPING CENTERS - 8.0%
Kimco Realty Corp.	16,836	452,046
Federal Realty Investment Trust	3,055	449,727
Brixmor Property Group, Inc.	14,520	385,506
Regency Centers Corp.	5,185	352,787
DDR Corp.	18,934	352,551
Weingarten Realty Investors	7,923	285,070
Equity One, Inc.	9,204	245,655
WP GLIMCHER, Inc.	14,185	235,897
Acadia Realty Trust	6,140	214,163
Kite Realty Group Trust	7,460	210,148
Urban Edge Properties	8,853	209,816
Retail Opportunity Investments Corp.	9,810	179,523
Ramco-Gershenson Properties Trust	8,710	162,006
Total REITs-Shopping Centers		3,734,895

REITs-MORTGAGE - 7.3%
Annaly Capital Management, Inc.	40,688	423,156
American Capital Agency Corp.	17,303	369,073
Starwood Property Trust, Inc.	13,130	319,059

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
REAL ESTATE FUND

	Shares	Value

NorthStar Realty Finance Corp.	17,438	$315,977
Two Harbors Investment Corp.	25,268	268,346
MFA Financial, Inc.	29,331	230,542
Colony Capital, Inc. — Class A	8,860	229,651
Invesco Mortgage Capital, Inc.	12,034	186,888
Hatteras Financial Corp.	9,917	180,093
PennyMac Mortgage Investment Trust	8,081	172,044
Redwood Trust, Inc.	9,120	162,974
CYS Investments, Inc.	18,153	161,743
Capstead Mortgage Corp.	12,195	143,535
iStar Financial, Inc.*	11,040	143,520
Western Asset Mortgage Capital Corp.1	7,140	107,671
Total REITs-Mortgage		3,414,272

REITs-HOTELS - 7.2%
Host Hotels & Resorts, Inc.	25,614	516,890
Hospitality Properties Trust	9,203	303,607
LaSalle Hotel Properties	7,186	279,248
RLJ Lodging Trust	8,768	274,526
Sunstone Hotel Investors, Inc.	15,119	252,034
Pebblebrook Hotel Trust	5,400	251,478
Strategic Hotels & Resorts, Inc.*	20,218	251,310
Ryman Hospitality Properties, Inc.	3,940	239,985
DiamondRock Hospitality Co.	15,943	225,275
Chesapeake Lodging Trust	5,640	190,801
Hersha Hospitality Trust	23,593	152,647
Summit Hotel Properties, Inc.	10,800	151,956
Chatham Lodging Trust	5,030	147,932
Ashford Hospitality Trust, Inc.	13,710	131,890
Total REITs-Hotels		3,369,579

REITs-REGIONAL MALLS - 6.9%
Simon Property Group, Inc.	5,641	1,103,605
General Growth Properties, Inc.	23,097	682,516
Macerich Co.	5,650	476,465
Taubman Centers, Inc.	3,893	300,267
Tanger Factory Outlet Centers, Inc.	7,206	253,435
CBL & Associates Properties, Inc.	12,711	251,678
Pennsylvania Real Estate Investment Trust	7,569	175,828
Total REITs-Regional Malls		3,243,794

REITs-STORAGE - 4.5%
Public Storage	4,153	818,722
Extra Space Storage, Inc.	5,859	395,893
Iron Mountain, Inc.	10,040	366,259
CubeSmart	11,287	272,581
Sovran Self Storage, Inc.	2,755	258,805
Total REITs-Storage		2,112,260

REITs-WAREHOUSE/INDUSTRIES - 3.5%
Prologis, Inc.	14,918	649,828
DCT Industrial Trust, Inc.	6,990	242,273
First Industrial Realty Trust, Inc.	9,886	211,857
EastGroup Properties, Inc.	3,240	194,854
Chambers Street Properties	23,768	187,292
CyrusOne, Inc.	4,750	147,820
Total REITs-Warehouse/Industries		1,633,924

REITs-SINGLE TENANT - 2.8%
Realty Income Corp.	8,999	464,348
National Retail Properties, Inc.	7,781	318,788
Spirit Realty Capital, Inc.	25,142	303,715
Select Income REIT	8,120	202,919
Total REITs-Single Tenant		1,289,770

REITs-MANUFACTURED HOMES - 1.2%
Equity LifeStyle Properties, Inc.	5,362	294,642
Sun Communities, Inc.	3,901	260,275
Total REITs-Manufactured Homes		554,917
Total REITs		42,413,939

REAL ESTATE - 8.0%
REAL ESTATE MANAGEMENT/SERVICES - 5.1%
CBRE Group, Inc. — Class A*	13,144	508,804
Jones Lang LaSalle, Inc.	2,333	397,543
WP Carey, Inc.	5,422	368,696
Realogy Holdings Corp.*	7,704	350,378
Altisource Residential Corp.	14,800	308,728
E-House China Holdings Ltd. ADR	51,070	277,310
Kennedy-Wilson Holdings, Inc.	8,126	212,414
Total Real Estate Management/Services		2,423,873

REAL ESTATE OPERATIONS/DEVELOPMENT - 2.9%
Howard Hughes Corp.*	2,292	355,306
Brookfield Asset Management, Inc. — Class A	6,120	328,093
Forest City Enterprises, Inc. — Class A*	12,072	308,077
Alexander & Baldwin, Inc.	4,820	208,128
St. Joe Co.*	9,915	184,022
Total Real Estate Operations/Development		1,383,626
Total Real Estate		3,807,499

ENTERTAINMENT - 0.6%
CASINO SERVICES - 0.6%
Gaming and Leisure Properties, Inc.	7,613	280,691

DIVERSIFIED FINANCIAL SERVICES - 0.5%
INVESTMENT MANAGEMENT/ADVISORY SERVICES - 0.5%
Altisource Portfolio Solutions S.A.*,1	17,856	229,807

Total Common Stocks
(Cost $38,309,427)		46,731,936

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
REAL ESTATE FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,2 - 0.3%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$127,316	$127,316
Total Repurchase Agreement
(Cost $127,316)		127,316

SECURITIES LENDING COLLATERAL††,3 - 0.3%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	88,936	88,936
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	30,594	30,594
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	15,792	15,792
Total Securities Lending Collateral
(Cost $135,322)		135,322

Total Investments - 100.2%
(Cost $38,572,065)		$46,994,574
Other Assets & Liabilities, net - (0.2)%		(103,144)
Total Net Assets - 100.0%		$46,891,430

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreement — See Note 5.
3	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $132,470 of securities loaned (cost $38,309,427)	$46,731,936
Repurchase agreements, at value (cost $262,638)	262,638
Total investments (cost $38,572,065)	46,994,574
Segregated cash with broker	1,978
Cash	1,043
Receivables:
Securities sold	668,646
Dividends	209,473
Fund shares sold	177,316
Securities lending income	2,325
Total assets	48,055,355

Liabilities:
Payable for:
Fund shares redeemed	939,079
Return of securities loaned	137,300
Management fees	36,896
Distribution and service fees	12,766
Transfer agent and administrative fees	10,852
Portfolio accounting fees	4,341
Miscellaneous	22,691
Total liabilities	1,163,925
Commitments and contingent liabilities (Note 10)	—
Net assets	$46,891,430

Net assets consist of:
Paid in capital	$56,366,707
Undistributed net investment income	344,392
Accumulated net realized loss on investments	(18,242,178)
Net unrealized appreciation on investments	8,422,509
Net assets	$46,891,430

A-Class:
Net assets	$6,329,314
Capital shares outstanding	165,085
Net asset value per share	$38.34
Maximum offering price per share (Net asset value divided by 95.25%)	$40.25

C-Class:
Net assets	$2,937,409
Capital shares outstanding	84,392
Net asset value per share	$34.81

H-Class:
Net assets	$37,624,707
Capital shares outstanding	983,618
Net asset value per share	$38.25

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $1,787)	$1,252,359
Income from securities lending, net	9,547
Interest	40
Total investment income	1,261,946

Expenses:
Management fees	370,479
Transfer agent and administrative fees	108,964
Distribution and service fees:
A-Class	15,658
C-Class	27,819
H-Class	86,351
Portfolio accounting fees	43,586
Custodian fees	5,073
Trustees’ fees*	2,422
Tax expense	1,794
Line of credit fees	373
Miscellaneous	54,500
Total expenses	717,019
Net investment income	544,927

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,017,396)
Net realized loss	(1,017,396)
Net change in unrealized appreciation (depreciation) on:
Investments	4,374,041
Net change in unrealized appreciation (depreciation)	4,374,041
Net realized and unrealized gain	3,356,645
Net increase in net assets resulting from operations	$3,901,572

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$544,927	$260,925
Net realized gain (loss) on investments	(1,017,396)	2,653,853
Net change in unrealized appreciation (depreciation) on investments	4,374,041	(2,954,093)
Net increase (decrease) in net assets resulting from operations	3,901,572	(39,315)

Distributions to shareholders from:
Net investment income
A-Class	(70,427)	(69,328)
C-Class	(29,231)	(67,311)
H-Class	(291,502)	(200,042)
Total distributions to shareholders	(391,160)	(336,681)

Capital share transactions:
Proceeds from sale of shares
A-Class	33,310,377	12,878,425
C-Class	30,598,523	28,309,538
H-Class	323,711,905	154,735,643
Distributions reinvested
A-Class	55,690	64,436
C-Class	28,740	64,791
H-Class	288,471	198,562
Cost of shares redeemed
A-Class	(32,058,111)	(21,614,347)
C-Class	(30,472,287)	(28,623,424)
H-Class	(308,456,378)	(144,941,887)
Net increase from capital share transactions	17,006,930	1,071,737
Net increase in net assets	20,517,342	695,741

Net assets:
Beginning of year	26,374,088	25,678,347
End of year	$46,891,430	$26,374,088
Undistributed net investment income at end of year	$344,392	$179,827

Capital share activity:
Shares sold
A-Class	907,893	388,565
C-Class	928,450	923,737
H-Class	8,887,538	4,583,841
Shares issued from reinvestment of distributions
A-Class	1,534	2,095
C-Class	870	2,296
H-Class	7,964	6,468
Shares redeemed
A-Class	(867,549)	(630,360)
C-Class	(926,436)	(935,775)
H-Class	(8,503,320)	(4,297,722)
Net increase in shares	436,944	43,145

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$33.47	$34.43	$30.27	$29.06	$24.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	.65	.58	.45	.27
Net gain (loss) on investments (realized and unrealized)	4.77	(.14)	4.18	1.07	5.17
Total from investment operations	5.19	.51	4.76	1.52	5.44
Less distributions from:
Net investment income	(.32)	(1.47)	(.60)	(.31)	(.62)
Total distributions	(.32)	(1.47)	(.60)	(.31)	(.62)
Net asset value, end of period	$38.34	$33.47	$34.43	$30.27	$29.06

Total Return[b]	15.58%	1.86%	16.03%	5.42%	22.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,329	$4,124	$12,495	$2,364	$3,991
Ratios to average net assets:
Net investment income (loss)	1.13%	1.92%	1.82%	1.59%	1.07%
Total expenses	1.60%	1.65%	1.61%	1.61%	1.63%
Portfolio turnover rate	599%	788%	699%	974%	485%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$30.64	$31.89	$28.29	$27.41	$23.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.29	.27	.22	.10
Net gain (loss) on investments (realized and unrealized)	4.26	(.07)	3.93	.97	4.82
Total from investment operations	4.49	.22	4.20	1.19	4.92
Less distributions from:
Net investment income	(.32)	(1.47)	(.60)	(.31)	(.62)
Total distributions	(.32)	(1.47)	(.60)	(.31)	(.62)
Net asset value, end of period	$34.81	$30.64	$31.89	$28.29	$27.41

Total Return[b]	14.73%	1.09%	15.12%	4.57%	21.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,937	$2,497	$2,910	$1,798	$2,356
Ratios to average net assets:
Net investment income (loss)	0.70%	0.93%	0.92%	0.83%	0.42%
Total expenses	2.35%	2.38%	2.35%	2.36%	2.39%
Portfolio turnover rate	599%	788%	699%	974%	485%

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$33.40	$34.38	$30.23	$29.02	$24.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.52	.46	.42	.29
Net gain (loss) on investments (realized and unrealized)	4.69	(.03)	4.29	1.10	5.13
Total from investment operations	5.17	.49	4.75	1.52	5.42
Less distributions from:
Net investment income	(.32)	(1.47)	(.60)	(.31)	(.62)
Total distributions	(.32)	(1.47)	(.60)	(.31)	(.62)
Net asset value, end of period	$38.25	$33.40	$34.38	$30.23	$29.02

Total Return[b]	15.55%	1.84%	15.95%	5.42%	22.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,625	$19,753	$10,273	$13,511	$22,045
Ratios to average net assets:
Net investment income (loss)	1.32%	1.52%	1.45%	1.48%	1.13%
Total expenses	1.60%	1.64%	1.60%	1.61%	1.63%
Portfolio turnover rate	599%	788%	699%	974%	485%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail-order operations, and other companies involved in selling products to consumers (“retailing companies”).

For the one-year period ended March 31, 2015, Retailing Fund Investor Class returned 19.50%, compared with 18.26% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 12.73%.

The specialty retail segment contributed most to Fund performance, followed by the multiline retail segment. The internet software & services industry was the leading detractor from return. The distributors segment contributed least.

Fund performance for the period benefited most from Home Depot, Inc., Lowe’s Companies, Inc., and CVS Health Corp. Abercrombie & Fitch Co. — Class A, Lumber Liquidators Holdings, Inc., and Zulilly, Inc. — Class A were the largest detractors from the Fund’s performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

100%
80%
60%
40%
20%
0%
Retail-Discount
Retail-Apparel/Shoe
E-Commerce/Services
E-Commerce/Products
Retail-Drug Store
Retail-Building Products
Other
Retail-Major Department Stores
Retail-Automobile
Retail-Auto Parts
Retail-Regional Department Stores
Distribution/Wholesale

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001

Ten Largest Holdings (% of Total Net Assets)
Wal-Mart Stores, Inc.	5.0%
Amazon.com, Inc.	4.0%
Home Depot, Inc.	3.7%
CVS Health Corp.	3.3%
Walgreens Boots Alliance, Inc.	2.9%
Lowe’s Companies, Inc.	2.6%
Costco Wholesale Corp.	2.5%
Priceline Group, Inc.	2.4%
Target Corp.	2.2%
TJX Companies, Inc.	2.2%
Top Ten Total	30.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

122 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	19.50%	17.21%	8.65%
Advisor Class Shares	19.18%	16.72%	8.17%
A-Class Shares	19.44%	16.95%	8.41%
A-Class Shares with sales charge†	13.77%	15.82%	7.88%
C-Class Shares	18.51%	16.06%	7.60%
C-Class Shares with CDSC‡	17.51%	16.06%	7.60%
S&P 500 Consumer Discretionary Index	18.26%	20.11%	10.25%
S&P 500 Index	12.73%	14.47%	8.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS	March 31, 2015
RETAILING FUND

	Shares	Value

COMMON STOCKS† - 99.6%

RETAIL-DISCOUNT - 14.3%
Wal-Mart Stores, Inc.	47,089	$3,873,070
Costco Wholesale Corp.	13,087	1,982,615
Target Corp.	21,414	1,757,447
Dollar General Corp.	15,191	1,145,098
Dollar Tree, Inc.*	11,879	963,921
Family Dollar Stores, Inc.	9,020	714,745
HSN, Inc.	6,687	456,254
Big Lots, Inc.	7,918	380,302
Total Retail-Discount		11,273,452

RETAIL-APPAREL/SHOE - 12.9%
L Brands, Inc.	13,477	1,270,747
Ross Stores, Inc.	10,670	1,124,191
The Gap, Inc.	24,443	1,059,115
Foot Locker, Inc.	11,737	739,431
Urban Outfitters, Inc.*	13,129	599,339
Burlington Stores, Inc.*	8,810	523,490
DSW, Inc. — Class A	11,910	439,241
American Eagle Outfitters, Inc.	25,690	438,785
Chico’s FAS, Inc.	22,317	394,788
Men’s Wearhouse, Inc.	7,321	382,156
Ascena Retail Group, Inc.*	26,186	379,959
Buckle, Inc.1	7,406	378,373
Guess?, Inc.	17,520	325,697
ANN, Inc.*	7,873	323,029
Genesco, Inc.*	4,467	318,184
Abercrombie & Fitch Co. — Class A	14,156	311,998
Brown Shoe Company, Inc.	9,140	299,792
Children’s Place, Inc.	4,401	282,500
Express, Inc.*	16,990	280,845
Finish Line, Inc. — Class A	10,846	265,944
Total Retail-Apparel/Shoe		10,137,604

E-COMMERCE/SERVICES - 10.6%
Priceline Group, Inc.*	1,578	1,837,028
Netflix, Inc.*	2,911	1,212,985
Liberty Interactive Corp. — Class A*	30,993	904,686
Ctrip.com International Ltd. ADR*	15,040	881,645
TripAdvisor, Inc.*	9,986	830,536
Expedia, Inc.	8,765	825,049
Liberty Ventures*	14,027	589,274
Groupon, Inc. — Class A*,1	70,742	510,050
Wayfair, Inc. — Class A*,1	12,200	391,864
Orbitz Worldwide, Inc.*	23,400	272,844
Total E-Commerce/Services		8,255,961

E-COMMERCE/PRODUCTS - 7.3%
Amazon.com, Inc.*	8,422	3,133,826
JD.com, Inc. ADR*	30,170	886,395
Vipshop Holdings Ltd. ADR*	26,085	767,942
zulily, Inc. — Class A*	23,976	311,448
Shutterfly, Inc.*	6,788	307,089
Lands’ End, Inc.*	7,360	264,077
Total E-Commerce/Products		5,670,777

RETAIL-DRUG STORE - 7.1%
CVS Health Corp.	24,882	2,568,072
Walgreens Boots Alliance, Inc.	26,536	2,247,068
Rite Aid Corp.*	87,497	760,349
Total Retail-Drug Store		5,575,489

RETAIL-BUILDING PRODUCTS - 6.6%
Home Depot, Inc.	25,495	2,896,486
Lowe’s Companies, Inc.	27,187	2,022,441
Lumber Liquidators Holdings, Inc.*,1	7,270	223,771
Total Retail-Building Products		5,142,698

RETAIL-MAJOR DEPARTMENT STORES - 4.6%
TJX Companies, Inc.	24,172	1,693,248
Nordstrom, Inc.	11,755	944,162
Sears Holdings Corp.*,1	12,661	523,912
JC Penney Company, Inc.*,1	47,497	399,450
Total Retail-Major Department Stores		3,560,772

RETAIL-AUTOMOBILE - 4.2%
CarMax, Inc.*	13,687	944,540
AutoNation, Inc.*	10,124	651,277
Penske Automotive Group, Inc.	10,150	522,624
Lithia Motors, Inc. — Class A	4,020	399,628
Asbury Automotive Group, Inc.*	4,490	373,119
Group 1 Automotive, Inc.	4,207	363,190
Total Retail-Automobile		3,254,378

RETAIL-AUTO PARTS - 3.9%
O’Reilly Automotive, Inc.*	5,233	1,131,584
AutoZone, Inc.*	1,650	1,125,564
Advance Auto Parts, Inc.	5,316	795,752
Total Retail-Auto Parts		3,052,900

RETAIL-REGIONAL DEPARTMENT STORES - 3.7%
Macy’s, Inc.	17,628	1,144,234
Kohl’s Corp.	12,625	987,906
Dillard’s, Inc. — Class A	4,239	578,666
Stage Stores, Inc.	9,000	206,280
Total Retail-Regional Department Stores		2,917,086

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RETAILING FUND

	Shares	Value

DISTRIBUTION/WHOLESALE - 2.6%
Genuine Parts Co.	9,573	$892,108
LKQ Corp.*	26,643	680,995
Pool Corp.	6,050	422,048
Total Distribution/Wholesale		1,995,151

RETAIL-MISCELLANEOUS/DIVERSIFIED - 2.3%
Sally Beauty Holdings, Inc.*	16,616	571,092
CST Brands, Inc.	10,123	443,691
PriceSmart, Inc.	4,650	395,157
Five Below, Inc.*	10,210	363,170
Total Retail-Miscellaneous/Diversified		1,773,110

RETAIL-JEWELRY - 2.0%
Tiffany & Co.	9,295	818,053
Signet Jewelers Ltd.	5,293	734,615
Total Retail-Jewelry		1,552,668

RETAIL-SPORTING GOODS - 1.8%
Dick’s Sporting Goods, Inc.	11,057	630,139
Cabela’s, Inc.*	8,404	470,456
Hibbett Sports, Inc.*	5,590	274,245
Total Retail-Sporting Goods		1,374,840

RETAIL-OFFICE SUPPLIES - 1.7%
Staples, Inc.	48,157	784,237
Office Depot, Inc.*	58,209	535,523
Total Retail-Office Supplies		1,319,760

RETAIL-BEDDING - 1.7%
Bed Bath & Beyond, Inc.*	11,768	903,488
Mattress Firm Holding Corp.*	5,570	387,895
Total Retail-Bedding		1,291,383

RETAIL-CONSUMER ELECTRONICS - 1.1%
Best Buy Company, Inc.	21,855	825,900

RETAIL-GARDENING PRODUCTS - 1.0%
Tractor Supply Co.	9,352	795,481

RETAIL-VITAMINS/NUTRITIONAL SUPPLEMENTS - 1.0%
GNC Holdings, Inc. — Class A	10,601	520,191
Vitamin Shoppe, Inc.*	6,461	266,129
Total Retail-Vitamins/Nutritional Supplements		786,320

RETAIL-HOME FURNISHINGS - 1.0%
Restoration Hardware Holdings, Inc.*	4,970	492,974
Pier 1 Imports, Inc.	19,718	275,658
Total Retail-Home Furnishings		768,632

RETAIL-PERFUME & COSMETICS - 1.0%
Ulta Salon Cosmetics & Fragrance, Inc.*	5,035	759,530

RETAIL-MAIL ORDER - 0.8%
Williams-Sonoma, Inc.	7,962	634,651

RENTAL AUTO/EQUIPMENT - 0.8%
Aaron’s, Inc.	12,241	346,542
Rent-A-Center, Inc.	10,439	286,446
Total Rental Auto/Equipment		632,988

TRAVEL SERVICES - 0.7%
Qunar Cayman Islands Ltd. ADR*	14,000	577,500

RETAIL-COMPUTER EQUIPMENT - 0.7%
GameStop Corp. — Class A1	14,218	539,715

RETAIL-ARTS & CRAFTS - 0.7%
Michaels Companies, Inc.*	19,800	535,788

OIL REFINING & MARKETING - 0.6%
Murphy USA, Inc.*	6,101	441,529

FOOD-RETAIL - 0.5%
Cia Brasileira de Distribuicao ADR	13,800	411,516

DIVERSIFIED OPERATIONS - 0.5%
Liberty TripAdvisor Holdings, Inc. — Class A*	11,870	377,347

AUTO REPAIR CENTERS - 0.4%
Monro Muffler Brake, Inc.	5,350	348,018

HOME FURNISHINGS - 0.4%
Select Comfort Corp.*	9,582	330,292

RETAIL-BOOKSTORE - 0.4%
Barnes & Noble, Inc.*	12,735	302,456

RETAIL-VIDEO RENTAL - 0.4%
Outerwall, Inc.1	4,220	279,026

RETAIL-APPLIANCES - 0.3%
Conn’s, Inc.*,1	8,840	267,675

Total Common Stocks
(Cost $65,108,296)		77,762,393

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
RETAILING FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,2 - 0.9%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$723,263	$723,263
Total Repurchase Agreement
(Cost $723,263)		723,263

SECURITIES LENDING COLLATERAL††,3 - 2.9%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	1,471,340	1,471,340
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	506,141	506,141
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	261,251	261,251
Total Securities Lending Collateral
(Cost $2,238,732)		2,238,732

Total Investments - 103.4%
(Cost $68,070,291)		$80,724,388
Other Assets & Liabilities, net - (3.4)%		(2,613,913)
Total Net Assets - 100.0%		$78,110,475

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreement — See Note 5.
3	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $2,216,055 of securities loaned (cost $65,108,296)	$77,762,393
Repurchase agreements, at value (cost $2,961,995)	2,961,995
Total investments (cost $68,070,291)	80,724,388
Segregated cash with broker	32,721
Receivables:
Fund shares sold	740,321
Dividends	69,939
Securities lending income	6,049
Total assets	81,573,418

Liabilities:
Payable for:
Return of securities loaned	2,271,453
Securities purchased	769,758
Fund shares redeemed	317,616
Management fees	52,626
Transfer agent and administrative fees	15,478
Distribution and service fees	10,304
Portfolio accounting fees	6,191
Miscellaneous	19,517
Total liabilities	3,462,943
Commitments and contingent liabilities (Note 10)	—
Net assets	$78,110,475

Net assets consist of:
Paid in capital	$72,110,951
Undistributed net investment income	32,233
Accumulated net realized loss on investments	(6,686,806)
Net unrealized appreciation on investments	12,654,097
Net assets	$78,110,475

Investor Class:
Net assets	$46,282,839
Capital shares outstanding	1,645,568
Net asset value per share	$28.13

Advisor Class:
Net assets	$8,870,622
Capital shares outstanding	338,254
Net asset value per share	$26.22

A-Class:
Net assets	$19,501,936
Capital shares outstanding	726,355
Net asset value per share	$26.85
Maximum offering price per share (Net asset value divided by 95.25%)	$28.19

C-Class:
Net assets	$3,455,078
Capital shares outstanding	141,241
Net asset value per share	$24.46

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $176)	$492,935
Income from securities lending, net	27,608
Interest	40
Total investment income	520,583

Expenses:
Management fees	251,067
Transfer agent and administrative fees	73,843
Distribution and service fees:
Advisor Class	20,021
A-Class	14,997
C-Class	24,539
Portfolio accounting fees	29,537
Custodian fees	3,428
Trustees’ fees*	1,590
Line of credit fees	300
Miscellaneous	32,869
Total expenses	452,191
Net investment income	68,392

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,805,839
Net realized gain	1,805,839
Net change in unrealized appreciation (depreciation) on:
Investments	5,758,303
Net change in unrealized appreciation (depreciation)	5,758,303
Net realized and unrealized gain	7,564,142
Net increase in net assets resulting from operations	$7,632,534

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$68,392	$(67,490)
Net realized gain (loss) on investments	1,805,839	(2,783,052)
Net change in unrealized appreciation (depreciation) on investments	5,758,303	558,351
Net increase (decrease) in net assets resulting from operations	7,632,534	(2,292,191)

Capital share transactions:
Proceeds from sale of shares
Investor Class	60,134,467	246,351,051
Advisor Class	46,492,511	32,015,902
A-Class	35,188,984	16,192,814
C-Class	23,269,330	25,676,530
Cost of shares redeemed
Investor Class	(83,827,188)	(192,663,560)
Advisor Class	(44,004,920)	(29,499,902)
A-Class	(19,080,379)	(15,667,077)
C-Class	(22,833,190)	(25,431,108)
Net increase (decrease) from capital share transactions	(4,660,385)	56,974,650
Net increase in net assets	2,972,149	54,682,459

Net assets:
Beginning of year	75,138,326	20,455,867
End of year	$78,110,475	$75,138,326
Undistributed net investment income/(Accumulated net investment loss) at end of year	$32,233	$(36,159)

Capital share activity:
Shares sold
Investor Class	2,329,184	10,597,354
Advisor Class	1,959,097	1,535,340
A-Class	1,439,831	747,562
C-Class	1,069,690	1,307,238
Shares redeemed
Investor Class	(3,453,617)	(8,575,213)
Advisor Class	(1,865,868)	(1,423,331)
A-Class	(804,635)	(736,239)
C-Class	(1,049,685)	(1,291,235)
Net increase (decrease) in shares	(376,003)	2,161,476

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$23.54	$19.62	$17.45	$14.66	$12.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	— [b]	.09	.01	.05
Net gain (loss) on investments (realized and unrealized)	4.48	3.92	2.08	2.79	1.89
Total from investment operations	4.59	3.92	2.17	2.80	1.94
Less distributions from:
Net investment income	—	—	—	(.01)	(.03)
Total distributions	—	—	—	(.01)	(.03)
Net asset value, end of period	$28.13	$23.54	$19.62	$17.45	$14.66

Total Return[c]	19.50%	19.98%	12.44%	19.14%	15.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,283	$65,195	$14,671	$34,802	$3,776
Ratios to average net assets:
Net investment income (loss)	0.42%	0.01%	0.51%	0.04%	0.34%
Total expenses	1.33%	1.37%	1.35%	1.34%	1.39%
Portfolio turnover rate	395%	671%	472%	822%	1,062%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$22.00	$18.45	$16.45	$13.91	$12.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.14)	(.01)	(.09)	(.07)
Net gain (loss) on investments (realized and unrealized)	4.21	3.69	2.01	2.64	1.87
Total from investment operations	4.22	3.55	2.00	2.55	1.80
Less distributions from:
Net investment income	—	—	—	(.01)	(.03)
Total distributions	—	—	—	(.01)	(.03)
Net asset value, end of period	$26.22	$22.00	$18.45	$16.45	$13.91

Total Return[c]	19.18%	19.24%	12.16%	18.38%	14.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,871	$5,391	$2,454	$3,979	$1,583
Ratios to average net assets:
Net investment income (loss)	0.05%	(0.64%)	(0.05%)	(0.66%)	(0.58%)
Total expenses	1.83%	1.87%	1.85%	1.84%	1.89%
Portfolio turnover rate	395%	671%	472%	822%	1,062%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

RETAILING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$22.48	$18.79	$16.77	$14.14	$12.31
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.09)	.03	(.03)	.18
Net gain (loss) on investments (realized and unrealized)	4.31	3.78	1.99	2.67	1.68
Total from investment operations	4.37	3.69	2.02	2.64	1.86
Less distributions from:
Net investment income	—	—	—	(.01)	(.03)
Total distributions	—	—	—	(.01)	(.03)
Net asset value, end of period	$26.85	$22.48	$18.79	$16.77	$14.14

Total Return[c]	19.44%	19.64%	12.05%	18.71%	15.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,502	$2,049	$1,500	$5,697	$517
Ratios to average net assets:
Net investment income (loss)	0.25%	(0.42%)	0.20%	(0.18%)	1.42%
Total expenses	1.58%	1.62%	1.59%	1.58%	1.64%
Portfolio turnover rate	395%	671%	472%	822%	1,062%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$20.64	$17.40	$15.62	$13.27	$11.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.23)	(.06)	(.13)	(.11)
Net gain (loss) on investments (realized and unrealized)	4.01	3.47	1.84	2.49	1.76
Total from investment operations	3.82	3.24	1.78	2.36	1.65
Less distributions from:
Net investment income	—	—	—	(.01)	(.03)
Total distributions	—	—	—	(.01)	(.03)
Net asset value, end of period	$24.46	$20.64	$17.40	$15.62	$13.27

Total Return[c]	18.51%	18.62%	11.40%	17.83%	14.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,455	$2,503	$1,831	$2,603	$2,705
Ratios to average net assets:
Net investment income (loss)	(0.88%)	(1.16%)	(0.39%)	(0.96%)	(0.96%)
Total expenses	2.34%	2.37%	2.35%	2.35%	2.39%
Portfolio turnover rate	395%	671%	472%	822%	1,062%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, and PC hardware and peripherals companies (“technology companies”).

For the one-year period ended March 31, 2015, Technology Fund Investor Class returned 9.53%, compared with 18.11% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 12.73%.

The semiconductors & semiconductor equipment industry was the largest contributor to return, followed by the software industry. The internet software & services segment detracted most from return, followed by the media segment.

Top contributing holdings were Apple, Inc., Facebook, Inc. — Class A, and Skyworks Solutions, Inc. SINA Corp., Qihoo 360 Technology Company Ltd. ADR, and SouFun Holdings Ltd. ADR were the holdings detracting most from performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
Advisor Class	April 29, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.9%
Microsoft Corp.	2.6%
Facebook, Inc. — Class A	2.3%
Oracle Corp.	2.0%
International Business Machines Corp.	1.8%
Intel Corp.	1.8%
Cisco Systems, Inc.	1.7%
QUALCOMM, Inc.	1.5%
Google, Inc. — Class C	1.5%
Google, Inc. — Class A	1.5%
Top Ten Total	20.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 131

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	9.53%	11.15%	7.06%
Advisor Class Shares	9.00%	10.60%	6.52%
A-Class Shares	9.28%	10.85%	6.72%
A-Class Shares with sales charge†	4.10%	9.78%	6.21%
C-Class Shares	8.52%	10.05%	5.99%
C-Class Shares with CDSC‡	7.52%	10.05%	5.99%
S&P 500 Information Technology Index	18.11%	14.55%	9.77%
S&P 500 Index	12.73%	14.47%	8.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

132 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
TECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.7%

ELECTRONIC COMPONENTS-SEMICONDUCTOR - 10.2%
Intel Corp.	20,254	$633,342
Texas Instruments, Inc.	6,976	398,923
Micron Technology, Inc.*	10,264	278,462
Avago Technologies Ltd.	2,112	268,182
Broadcom Corp. — Class A	5,993	259,467
Skyworks Solutions, Inc.	2,289	224,986
Altera Corp.	4,770	204,681
ARM Holdings plc ADR	4,140	204,102
Freescale Semiconductor Ltd.*	4,470	182,197
Xilinx, Inc.	4,088	172,922
NVIDIA Corp.	8,093	169,346
Microchip Technology, Inc.	3,291	160,930
IPG Photonics Corp.*	1,270	117,729
ON Semiconductor Corp.*	9,534	115,457
Cavium, Inc.*	1,540	109,063
Cree, Inc.*	2,865	101,679
Ambarella, Inc.*,1	1,150	87,067
Total Electronic Components-Semiconductor		3,688,535

APPLICATIONS SOFTWARE - 7.8%
Microsoft Corp.	22,867	929,657
salesforce.com, Inc.*	5,124	342,334
Intuit, Inc.	2,746	266,252
Check Point Software Technologies Ltd.*	2,800	229,516
Red Hat, Inc.*	2,717	205,813
ServiceNow, Inc.*	2,270	178,831
Citrix Systems, Inc.*	2,641	168,681
NetSuite, Inc.*	1,580	146,561
Tableau Software, Inc. — Class A*	1,510	139,705
Nuance Communications, Inc.*	8,060	115,661
PTC, Inc.*	3,003	108,619
Total Applications Software		2,831,630

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUIT - 6.1%
QUALCOMM, Inc.	7,998	554,580
NXP Semiconductor N.V.*	2,639	264,850
Taiwan Semiconductor Manufacturing Company Ltd. ADR	10,537	247,409
Analog Devices, Inc.	3,780	238,140
Marvell Technology Group Ltd.	15,020	220,794
Linear Technology Corp.	3,696	172,973
Maxim Integrated Products, Inc.	4,586	159,639
Cypress Semiconductor Corp.	7,570	106,813
Atmel Corp.	11,405	93,863
Integrated Device Technology, Inc.*	4,453	89,149
Cirrus Logic, Inc.*	2,210	73,505
Total Semiconductor Components-Integrated Circuit		2,221,715

COMPUTER SERVICES - 6.0%
International Business Machines Corp.	4,128	662,544
Cognizant Technology Solutions Corp. — Class A*	5,170	322,556
Accenture plc — Class A	3,197	299,527
Infosys Ltd. ADR	6,374	223,600
Computer Sciences Corp.	2,396	156,411
Amdocs Ltd.	2,860	155,584
Teradata Corp.*	3,075	135,731
DST Systems, Inc.	1,030	114,031
MAXIMUS, Inc.	1,420	94,799
Total Computer Services		2,164,783

COMPUTERS - 5.6%
Apple, Inc.	11,302	1,406,308
Hewlett-Packard Co.	12,475	388,721
BlackBerry Ltd.*	22,588	201,711
Total Computers		1,996,740

WEB PORTALS/ISP - 5.6%
Google, Inc. — Class C*	971	532,107
Google, Inc. — Class A*	951	527,520
Yahoo!, Inc.*	7,660	340,372
Baidu, Inc. ADR*	1,326	276,338
SINA Corp.*	6,611	212,610
AOL, Inc.*	2,350	93,084
Total Web Portals/ISP		1,982,031

COMMERCIAL SERVICES-FINANCE - 4.9%
MasterCard, Inc. — Class A	5,974	516,094
Automatic Data Processing, Inc.	3,843	329,115
FleetCor Technologies, Inc.*	1,370	206,760
Western Union Co.	8,561	178,154
Vantiv, Inc. — Class A*	3,690	139,113
Total System Services, Inc.	3,620	138,103
Global Payments, Inc.	1,500	137,520
WEX, Inc.*	1,070	114,875
Total Commercial Services-Finance		1,759,734

ENTERPRISE SOFTWARE/SERVICES - 4.8%
Oracle Corp.	16,535	713,485
SAP SE ADR	3,148	227,191
Workday, Inc. — Class A*	2,460	207,649
CA, Inc.	6,252	203,878
Ultimate Software Group, Inc.*	712	121,008
Informatica Corp.*	2,608	114,374
Qlik Technologies, Inc.*	2,830	88,098
Advent Software, Inc.	1,540	67,929
Total Enterprise Software/Services		1,743,612

INTERNET CONTENT-ENTERTAINMENT - 3.5%
Facebook, Inc. — Class A*	9,980	820,507
Twitter, Inc.*	6,230	311,998

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
TECHNOLOGY FUND

	Shares	Value

Pandora Media, Inc.*	6,264	$101,539
Total Internet Content-Entertainment		1,234,044

COMPUTERS-MEMORY DEVICES - 3.2%
EMC Corp.	14,455	369,470
Western Digital Corp.	2,530	230,255
Seagate Technology plc	4,023	209,317
NetApp, Inc.	4,790	169,853
SanDisk Corp.	2,647	168,402
Total Computers-Memory Devices		1,147,297

E-COMMERCE/PRODUCTS - 2.6%
eBay, Inc.*	7,474	431,100
Alibaba Group Holding Ltd. ADR*	4,050	337,122
MercadoLibre, Inc.	1,477	180,962
Total E-Commerce/Products		949,184

NETWORKING PRODUCTS - 2.5%
Cisco Systems, Inc.	21,764	599,054
Palo Alto Networks, Inc.*	1,310	191,365
Fortinet, Inc.*	3,647	127,463
Total Networking Products		917,882

SEMICONDUCTOR EQUIPMENT - 2.5%
Applied Materials, Inc.	11,687	263,659
ASML Holding N.V. — Class G	2,048	206,909
Lam Research Corp.	2,324	163,226
KLA-Tencor Corp.	2,668	155,518
Teradyne, Inc.	5,443	102,601
Total Semiconductor Equipment		891,913

DATA PROCESSING/MANAGEMENT - 2.4%
Fidelity National Information Services, Inc.	3,394	230,995
Fiserv, Inc.*	2,866	227,560
Paychex, Inc.	4,383	217,463
Broadridge Financial Solutions, Inc.	2,480	136,425
CommVault Systems, Inc.*	1,400	61,180
Total Data Processing/Management		873,623

ELECTRONIC COMPONENTS-MISCELLANEOUS - 2.4%
Corning, Inc.	12,001	272,182
TE Connectivity Ltd.	3,417	244,726
Flextronics International Ltd.*	11,441	145,015
Jabil Circuit, Inc.	4,840	113,159
Knowles Corp.*,1	3,340	64,362
Total Electronic Components-Miscellaneous		839,444

E-COMMERCE/SERVICES - 2.2%
SouFun Holdings Ltd. ADR	39,830	238,979
Bitauto Holdings Ltd. ADR*	4,600	234,048
Zillow Group, Inc. — Class A*	1,290	129,387
IAC/InterActiveCorp	1,580	106,603
GrubHub, Inc.*	2,240	101,674
Total E-Commerce/Services		810,691

ENTERTAINMENT SOFTWARE - 2.1%
NetEase, Inc. ADR	2,210	232,714
Electronic Arts, Inc.*	3,891	228,849
Activision Blizzard, Inc.	9,253	210,274
Take-Two Interactive Software, Inc.*	2,980	75,856
Total Entertainment Software		747,693

INTERNET SECURITY - 2.0%
Qihoo 360 Technology Company Ltd. ADR*	4,940	252,927
Symantec Corp.	8,868	207,201
VeriSign, Inc.*	2,233	149,544
FireEye, Inc.*	3,170	124,423
Total Internet Security		734,095

INTERNET CONTENT-INFORMATION/NETWORK - 1.8%
LinkedIn Corp. — Class A*	1,215	303,580
YY, Inc. ADR*,1	4,260	232,404
Yelp, Inc. — Class A*	2,090	98,962
Total Internet Content-Information/Network		634,946

TELECOMMUNICATION EQUIPMENT - 1.4%
Juniper Networks, Inc.	6,873	155,193
Harris Corp.	1,690	133,104
CommScope Holding Company, Inc.*	4,110	117,299
ARRIS Group, Inc.*	3,560	102,866
Total Telecommunication Equipment		508,462

WIRELESS EQUIPMENT - 1.4%
Nokia Oyj ADR	27,452	208,087
Motorola Solutions, Inc.	2,990	199,343
Aruba Networks, Inc.*	3,482	85,274
Total Wireless Equipment		492,704

COMPUTERS-INTEGRATED SYSTEMS - 1.2%
NCR Corp.*	3,980	117,449
Brocade Communications Systems, Inc.	9,698	115,067
Jack Henry & Associates, Inc.	1,540	107,631
VeriFone Systems, Inc.*	2,910	101,530
Total Computers-Integrated Systems		441,677

COMPUTER AIDED DESIGN - 1.1%
Autodesk, Inc.*	3,167	185,713
ANSYS, Inc.*	1,440	126,994
Aspen Technology, Inc.*	2,570	98,919
Total Computer Aided Design		411,626

ELECTRONIC MEASURING INSTRUMENTS - 1.0%
Trimble Navigation Ltd.*	5,283	133,132
Keysight Technologies, Inc.*	3,460	128,539
FLIR Systems, Inc.	3,400	106,352
Total Electronic Measuring Instruments		368,023

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
TECHNOLOGY FUND

	Shares	Value

POWER CONVERTER/SUPPLY EQUIPMENT - 0.9%
Canadian Solar, Inc.*	6,930	$231,393
SunPower Corp. — Class A*	3,330	104,262
Total Power Converter/Supply Equipment		335,655

COMPUTER SOFTWARE - 0.9%
Akamai Technologies, Inc.*	2,595	184,362
Rackspace Hosting, Inc.*	2,673	137,900
Total Computer Software		322,262

SOFTWARE TOOLS - 0.9%
VMware, Inc. — Class A*	3,796	311,310

ELECTRONIC FORMS - 0.9%
Adobe Systems, Inc.*	4,178	308,921

ENERGY-ALTERNATE SOURCES - 0.7%
SunEdison, Inc.*	5,522	132,528
First Solar, Inc.*	2,152	128,668
Total Energy-Alternate Sources		261,196

ELECTRONIC DESIGN AUTOMATIC - 0.7%
Synopsys, Inc.*	3,000	138,960
Cadence Design Systems, Inc.*	6,544	120,671
Total Electronic Design Automatic		259,631

ELECTRONIC PARTS DISTRIBUTION - 0.7%
Avnet, Inc.	2,874	127,893
Arrow Electronics, Inc.*	2,066	126,336
Total Electronic Parts Distribution		254,229

COMPUTER GRAPHICS - 0.7%
CyberArk Software Ltd.*	4,330	240,618

ADVERTISING AGENCIES - 0.7%
Alliance Data Systems Corp.*	809	239,666

CONSULTING SERVICES - 0.6%
Gartner, Inc.*	1,470	123,260
Booz Allen Hamilton Holding Corp.	3,730	107,946
Total Consulting Services		231,206

ELECTRIC PRODUCTS-MISCELLANEOUS - 0.6%
Mobileye N.V.*	5,400	226,962

ELECTRONIC CONNECTORS - 0.6%
Amphenol Corp. — Class A	3,751	221,046

OFFICE AUTOMATION & EQUIPMENTS - 0.5%
Xerox Corp.	15,373	197,543

WEB HOSTING/DESIGN - 0.5%
Equinix, Inc.	846	196,991

COMPUTERS-OTHER - 0.5%
3D Systems Corp.*,1	4,171	114,369
Stratasys Ltd.*,1	1,330	70,197
Total Computers-Other		184,566

COMPUTERS-PERIPHERAL EQUIPMENT - 0.5%
Synaptics, Inc.*	1,158	94,151
Lexmark International, Inc. — Class A	2,040	86,374
Total Computers-Peripheral Equipment		180,525

TELECOMMUNICATION SERVICES - 0.5%
Qorvo, Inc.*	2,257	179,883

FINANCE-CREDIT CARD - 0.4%
Visa, Inc. — Class A	2,484	162,478

INTERNET INFRASTRUCTURE SOFTWARE - 0.4%
F5 Networks, Inc.*	1,398	160,686

TELECOMMUNICATION EQUIPMENTS FIBER OPTICS - 0.4%
JDS Uniphase Corp.*	6,709	88,022
Ciena Corp.*	3,671	70,887
Total Telecommunication Equipments Fiber Optics		158,909

MULTIMEDIA - 0.4%
FactSet Research Systems, Inc.	900	143,280

COMMERCIAL SERVICES - 0.4%
CDK Global, Inc.	3,024	141,402

INTERNET APPLICATION SOFTWARE - 0.4%
Splunk, Inc.*	2,330	137,936

MACHINERY-GENERAL INDUSTRY - 0.3%
Zebra Technologies Corp. — Class A*	1,320	119,744

DISTRIBUTION/WHOLESALE - 0.3%
Ingram Micro, Inc. — Class A*	4,210	105,755

COMMUNICATIONS SOFTWARE - 0.3%
SolarWinds, Inc.*	2,050	105,042

INSTRUMENTS-SCIENTIFIC - 0.3%
FEI Co.	1,280	97,715

INTERNET INCUBATORS - 0.2%
HomeAway, Inc.*	2,870	86,588

TRANSACTIONAL SOFTWARE - 0.2%
Solera Holdings, Inc.	1,610	83,173

Total Common Stocks
(Cost $23,124,938)		36,047,002

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
TECHNOLOGY FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,2 - 1.1%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	$268,727	$268,727
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	92,443	92,443
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	47,716	47,716
Total Securities Lending Collateral
(Cost $408,886)		408,886

Total Investments - 100.8%
(Cost $23,533,824)		$36,455,888
Other Assets & Liabilities, net - (0.8)%		(296,854)
Total Net Assets - 100.0%		$36,159,034

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $407,651 of securities loaned (cost $23,124,938)	$36,047,002
Repurchase agreements, at value (cost $408,886)	408,886
Total investments (cost $23,533,824)	36,455,888
Segregated cash with broker	5,976
Cash	5,942
Receivables:
Securities sold	402,528
Fund shares sold	105,555
Dividends	20,817
Securities lending income	1,608
Total assets	36,998,314

Liabilities:
Line of credit	260,000
Payable for:
Return of securities loaned	414,863
Fund shares redeemed	104,245
Management fees	26,661
Transfer agent and administrative fees	7,841
Distribution and service fees	5,573
Portfolio accounting fees	3,136
Miscellaneous	16,961
Total liabilities	839,280
Commitments and contingent liabilities (Note 10)	—
Net assets	$36,159,034

Net assets consist of:
Paid in capital	$30,833,231
Accumulated net investment loss	(178,794)
Accumulated net realized loss on investments	(7,417,467)
Net unrealized appreciation on investments	12,922,064
Net assets	$36,159,034

Investor Class:
Net assets	$20,458,431
Capital shares outstanding	334,110
Net asset value per share	$61.23

Advisor Class:
Net assets	$2,831,064
Capital shares outstanding	50,068
Net asset value per share	$56.54

A-Class:
Net assets	$9,959,635
Capital shares outstanding	172,651
Net asset value per share	$57.69
Maximum offering price per share (Net asset value divided by 95.25%)	$60.57

C-Class:
Net assets	$2,909,904
Capital shares outstanding	54,393
Net asset value per share	$53.50

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $6,073)	$400,532
Income from securities lending, net	23,663
Interest	46
Total investment income	424,241

Expenses:
Management fees	305,477
Transfer agent and administrative fees	89,846
Distribution and service fees:
Advisor Class	25,712
A-Class	10,624
C-Class	23,398
Portfolio accounting fees	35,938
Custodian fees	4,192
Trustees’ fees*	2,757
Line of credit fees	195
Tax expense	85
Miscellaneous	46,283
Total expenses	544,507
Net investment loss	(120,266)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	848,143
Net realized gain	848,143
Net change in unrealized appreciation (depreciation) on:
Investments	516,435
Net change in unrealized appreciation (depreciation)	516,435
Net realized and unrealized gain	1,364,578
Net increase in net assets resulting from operations	$1,244,312

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(120,266)	$(99,486)
Net realized gain on investments	848,143	1,519,835
Net change in unrealized appreciation (depreciation) on investments	516,435	5,854,636
Net increase in net assets resulting from operations	1,244,312	7,274,985

Capital share transactions:
Proceeds from sale of shares
Investor Class	78,754,571	90,386,817
Advisor Class	30,346,789	19,872,814
A-Class	18,659,402	17,950,430
C-Class	21,038,252	25,610,311
Cost of shares redeemed
Investor Class	(92,812,678)	(70,456,671)
Advisor Class	(34,217,663)	(15,430,118)
A-Class	(14,187,804)	(15,058,469)
C-Class	(21,139,205)	(25,000,548)
Net increase (decrease) from capital share transactions	(13,558,336)	27,874,566
Net increase (decrease) in net assets	(12,314,024)	35,149,551

Net assets:
Beginning of year	48,473,058	13,323,507
End of year	$36,159,034	$48,473,058
Accumulated net investment loss at end of year	$(178,794)	$(58,528)

Capital share activity:
Shares sold
Investor Class	1,362,713	1,785,118	*
Advisor Class	573,554	400,929	*
A-Class	328,301	363,346	*
C-Class	413,675	589,677	*
Shares redeemed
Investor Class	(1,616,398)	(1,388,328	)*
Advisor Class	(656,798)	(299,244	)*
A-Class	(266,905)	(300,472	)*
C-Class	(416,613)	(576,511	)*
Net increase (decrease) in shares	(278,471)	574,515	*

*
Capital share activity for the periods presented through February 7, 2014 has been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 9 in Notes to Financial Statements.

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013 [c]	Year Ended March 31, 2012 [c]	Year Ended March 31, 2011 [c]
Per Share Data
Net asset value, beginning of period	$55.90	$43.58	$42.92	$41.81	$36.10
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.09)	.03	(.03)	(.18)
Net gain (loss) on investments (realized and unrealized)	5.43	12.41	.63	1.14	5.89
Total from investment operations	5.33	12.32	.66	1.11	5.71
Net asset value, end of period	$61.23	$55.90	$43.58	$42.92	$41.81

Total Return[b]	9.53%	28.24%	1.54%	2.65%	15.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,458	$32,858	$8,325	$19,985	$35,408
Ratios to average net assets:
Net investment income (loss)	(0.17%)	(0.18%)	0.10%	(0.10%)	(0.48%)
Total expenses	1.35%	1.37%	1.35%	1.36%	1.39%
Portfolio turnover rate	280%	321%	324%	487%	393%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014 [c]	Year Ended March 28, 2013 [c]	Year Ended March 31, 2012 [c]	Year Ended March 31, 2011 [c]
Per Share Data
Net asset value, beginning of period	$51.87	$40.65	$40.22	$39.39	$34.18
Income (loss) from investment operations:
Net investment income (loss)[a]	(.37)	(.27)	(.12)	(.33)	(.33)
Net gain (loss) on investments (realized and unrealized)	5.04	11.49	.55	1.16	5.54
Total from investment operations	4.67	11.22	.43	.83	5.21
Net asset value, end of period	$56.54	$51.87	$40.65	$40.22	$39.39

Total Return[b]	9.00%	27.60%	1.04%	2.13%	15.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,831	$6,915	$1,286	$2,361	$6,565
Ratios to average net assets:
Net investment income (loss)	(0.69%)	(0.54%)	(0.33%)	(0.87%)	(0.94%)
Total expenses	1.85%	1.87%	1.85%	1.85%	1.88%
Portfolio turnover rate	280%	321%	324%	487%	393%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014 [c]	Year Ended March 28, 2013 [c]	Year Ended March 31, 2012 [c]	Year Ended March 31, 2011 [c]
Per Share Data
Net asset value, beginning of period	$52.79	$41.30	$40.76	$39.83	$34.47
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.23)	(.09)	(.30)	(.27)
Net gain (loss) on investments (realized and unrealized)	5.11	11.72	.63	1.23	5.63
Total from investment operations	4.90	11.49	.54	.93	5.36
Net asset value, end of period	$57.69	$52.79	$41.30	$40.76	$39.83

Total Return[b]	9.28%	27.79%	1.32%	2.33%	15.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,960	$5,873	$1,998	$7,367	$1,725
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(0.47%)	(0.27%)	(0.76%)	(0.73%)
Total expenses	1.59%	1.62%	1.59%	1.59%	1.64%
Portfolio turnover rate	280%	321%	324%	487%	393%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014 [c]	Year Ended March 28, 2013 [c]	Year Ended March 31, 2012 [c]	Year Ended March 31, 2011 [c]
Per Share Data
Net asset value, beginning of period	$49.30	$38.84	$38.65	$38.07	$33.15
Income (loss) from investment operations:
Net investment income (loss)[a]	(.58)	(.50)	(.33)	(.51)	(.51)
Net gain (loss) on investments (realized and unrealized)	4.78	10.96	.52	1.09	5.43
Total from investment operations	4.20	10.46	.19	.58	4.92
Net asset value, end of period	$53.50	$49.30	$38.84	$38.65	$38.07

Total Return[b]	8.52%	26.90%	0.54%	1.50%	14.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,910	$2,827	$1,715	$2,743	$2,618
Ratios to average net assets:
Net investment income (loss)	(1.13%)	(1.13%)	(0.90%)	(1.45%)	(1.53%)
Total expenses	2.35%	2.37%	2.35%	2.36%	2.39%
Portfolio turnover rate	280%	321%	324%	487%	393%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]
Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 9 in Notes to Financial Statements.

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“telecommunications companies”).

For the one-year period ended March 31, 2015, Telecommunications Fund Investor Class returned 2.93%, compared with 4.09% for the S&P 500 Telecommunications Services Index. The broader S&P 500 Index returned 12.73%.

Communications equipment contributed most to the Fund’s return, followed by diversified telecommunication services. The wireless telecommunication services industry was the only detractor from return.

Cisco Systems, Inc., Palo Alto Networks, Inc., and Level 3 Communications, Inc. were the strongest performers for the period. VimpelCom Ltd. ADR, QUALCOMM, Inc., and Sprint Corp. detracted most from performance during the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	8.6%
AT&T, Inc.	7.9%
Cisco Systems, Inc.	7.1%
QUALCOMM, Inc.	6.4%
Crown Castle International Corp.	3.1%
T-Mobile US, Inc.	3.0%
CenturyLink, Inc.	2.7%
Level 3 Communications, Inc.	2.6%
Sprint Corp.	2.5%
SBA Communications Corp. — Class A	2.4%
Top Ten Total	46.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 141

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	2.93%	4.20%	2.58%
Advisor Class Shares	2.42%	3.71%	2.10%
A-Class Shares	2.75%	3.97%	2.31%
A-Class Shares with sales charge†	-2.13%	2.97%	1.82%
C-Class Shares	1.86%	3.39%	1.66%
C-Class Shares with CDSC‡	0.87%	3.39%	1.66%
S&P 500 Telecommunication Services Index	4.09%	12.75%	7.54%
S&P 500 Index	12.73%	14.47%	8.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

142 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 98.9%

TELEPHONE-INTEGRATED - 25.3%
Verizon Communications, Inc.	4,280	$208,136
AT&T, Inc.	5,838	190,611
CenturyLink, Inc.	1,895	65,472
Frontier Communications Corp.	5,433	38,303
Windstream Holdings, Inc.	4,160	30,784
Telefonica Brasil S.A. ADR	1,849	28,271
Telefonica S.A. ADR	1,922	27,581
Telephone & Data Systems, Inc.	949	23,630
Total Telephone-Integrated		612,788

NETWORKING PRODUCTS - 14.8%
Cisco Systems, Inc.	6,246	171,920
Palo Alto Networks, Inc.*	350	51,128
Arista Networks, Inc.*	443	31,245
Telefonaktiebolaget LM Ericsson ADR	2,272	28,514
Infinera Corp.*	1,200	23,604
Polycom, Inc.*	1,467	19,658
Ruckus Wireless, Inc.*	1,225	15,766
NETGEAR, Inc.*	478	15,717
Total Networking Products		357,552

CELLULAR TELECOMMUNICATIONS - 13.8%
T-Mobile US, Inc.*	2,320	73,521
Sprint Corp.*	12,938	61,326
Vodafone Group plc ADR	1,251	40,883
America Movil SAB de C.V. — Class L ADR	1,970	40,306
China Mobile Ltd. ADR	552	35,897
SK Telecom Company Ltd. ADR	1,097	29,849
Rogers Communications, Inc. — Class B	790	26,449
Tim Participacoes S.A. ADR	1,497	24,820
Total Cellular Telecommunications		333,051

WIRELESS EQUIPMENT - 10.9%
SBA Communications Corp. — Class A*	489	57,262
Motorola Solutions, Inc.	842	56,135
Nokia Oyj ADR	4,072	30,866
Sierra Wireless, Inc.*	860	28,457
ViaSat, Inc.*	405	24,142
Aruba Networks, Inc.*	983	24,074
Ubiquiti Networks, Inc.	772	22,813
InterDigital, Inc.	393	19,941
Total Wireless Equipment		263,690

TELECOMMUNICATION EQUIPMENT - 7.7%
Harris Corp.	557	43,869
Juniper Networks, Inc.	1,932	43,625
CommScope Holding Company, Inc.*	1,159	33,078
ARRIS Group, Inc.*	1,005	29,039
Plantronics, Inc.	409	21,657
ADTRAN, Inc.	760	14,189
Total Telecommunication Equipment		185,457

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUIT - 6.4%
QUALCOMM, Inc.	2,250	156,015

TELECOMMUNICATION SERVICES - 5.6%
Level 3 Communications, Inc.*	1,176	63,315
BCE, Inc.	752	31,855
VimpelCom Ltd. ADR	5,169	27,086
Consolidated Communications Holdings, Inc.	717	14,627
Total Telecommunication Services		136,883

REITs-DIVERSIFIED - 3.1%
Crown Castle International Corp.	918	75,772

COMPUTERS-INTEGRATED SYSTEMS - 2.8%
Riverbed Technology, Inc.*	1,654	34,585
Brocade Communications Systems, Inc.	2,727	32,356
Total Computers-Integrated Systems		66,941

TELECOMMUNICATION EQUIPMENT FIBER OPTICS - 2.7%
JDS Uniphase Corp.*	1,892	24,823
Finisar Corp.*	983	20,977
Ciena Corp.*	1,034	19,967
Total Telecommunication Equipment Fiber Optics		65,767

SATELLITE TELECOMMUNICATIONS - 1.9%
EchoStar Corp. — Class A*	623	32,222
Iridium Communications, Inc.*	1,468	14,254
Total Satellite Telecommunications		46,476

INTERNET INFRASTRUCTURE SOFTWARE - 1.8%
F5 Networks, Inc.*	372	42,758

COMPUTERS - 1.3%
BlackBerry Ltd.*	3,653	32,621

INTERNET CONNECTIVITY SERVICES - 0.8%
Cogent Communications Holdings, Inc.	534	18,866

Total Common Stocks
(Cost $1,469,130)		2,394,637

RIGHTS† - 0.2%
Leap Wireless International, Inc.
Expires 09/17/15†††	1,848	4,657
Telefonica S.A.
Expires 04/12/15	1,626	262
Total Rights
(Cost $4,544)		4,919

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
TELECOMMUNICATIONS FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,1 - 0.2%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$5,514	$5,514
Total Repurchase Agreement
(Cost $5,514)		5,514

Total Investments - 99.3%
(Cost $1,479,188)		$2,405,070
Other Assets & Liabilities, net - 0.7%		15,939
Total Net Assets - 100.0%		$2,421,009

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value (cost $1,473,674)	$2,399,556
Repurchase agreements, at value (cost $5,514)	5,514
Total investments (cost $1,479,188)	2,405,070
Cash	479
Receivables:
Fund shares sold	376,431
Dividends	5,212
Securities lending income	17
Total assets	2,787,209

Liabilities:
Payable for:
Securities purchased	213,923
Fund shares redeemed	146,797
Management fees	2,048
Distribution and service fees	720
Transfer agent and administrative fees	602
Portfolio accounting fees	241
Miscellaneous	1,869
Total liabilities	366,200
Commitments and contingent liabilities (Note 10)	—
Net assets	$2,421,009

Net assets consist of:
Paid in capital	$6,391,061
Undistributed net investment income	80,748
Accumulated net realized loss on investments	(4,976,682)
Net unrealized appreciation on investments	925,882
Net assets	$2,421,009

Investor Class:
Net assets	$1,316,405
Capital shares outstanding	28,894
Net asset value per share	$45.56

Advisor Class:
Net assets	$151,052
Capital shares outstanding	3,632
Net asset value per share	$41.59

A-Class:
Net assets	$454,478
Capital shares outstanding	10,662
Net asset value per share	$42.63
Maximum offering price per share (Net asset value divided by 95.25%)	$44.76

C-Class:
Net assets	$499,074
Capital shares outstanding	12,682
Net asset value per share	$39.35

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $4,863)	$178,334
Income from securities lending, net	2,142
Interest	4
Total investment income	180,480

Expenses:
Management fees	51,014
Transfer agent and administrative fees	15,004
Distribution and service fees:
Advisor Class	10,477
A-Class	2,931
C-Class	4,802
Portfolio accounting fees	6,002
Custodian fees	704
Trustees’ fees*	495
Tax expense	85
Line of credit fees	48
Miscellaneous	8,170
Total expenses	99,732
Net investment income	80,748

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	204,448
Net realized gain	204,448
Net change in unrealized appreciation (depreciation) on:
Investments	(310,801)
Net change in unrealized appreciation (depreciation)	(310,801)
Net realized and unrealized loss	(106,353)
Net decrease in net assets resulting from operations	$(25,605)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$80,748	$98,119
Net realized gain (loss) on investments	204,448	(73,912)
Net change in unrealized appreciation (depreciation) on investments	(310,801)	134,687
Net increase (decrease) in net assets resulting from operations	(25,605)	158,894

Distributions to shareholders from:
Net investment income
Investor Class	(45,635)	(77,513)
Advisor Class	(14,600)	(7,191)
A-Class	(16,000)	(8,359)
C-Class	(21,884)	(4,990)
Total distributions to shareholders	(98,119)	(98,053)

Capital share transactions:
Proceeds from sale of shares
Investor Class	18,075,159	40,052,105
Advisor Class	12,552,746	2,201,898
A-Class	4,615,685	7,692,352
C-Class	24,640,143	28,694,832
Distributions reinvested
Investor Class	44,841	76,714
Advisor Class	14,600	6,218
A-Class	16,000	8,202
C-Class	19,446	4,877
Cost of shares redeemed
Investor Class	(19,374,802)	(40,533,973)
Advisor Class	(12,596,170)	(2,014,866)
A-Class	(6,763,959)	(5,702,771)
C-Class	(24,414,344)	(29,271,944)
Net increase (decrease) from capital share transactions	(3,170,655)	1,213,644
Net increase (decrease) in net assets	(3,294,379)	1,274,485

Net assets:
Beginning of year	5,715,388	4,440,903
End of year	$2,421,009	$5,715,388
Undistributed net investment income at end of year	$80,748	$98,119

Capital share activity:
Shares sold
Investor Class	392,906	934,805	*
Advisor Class	294,638	55,119	*
A-Class	105,986	186,923	*
C-Class	611,975	759,823	*
Shares issued from reinvestment of distributions
Investor Class	971	1,788	*
Advisor Class	346	157	*
A-Class	370	203	*
C-Class	486	129	*
Shares redeemed
Investor Class	(419,860)	(954,582	)*
Advisor Class	(298,908)	(51,252	)*
A-Class	(157,255)	(139,957	)*
C-Class	(606,562)	(774,952	)*
Net increase (decrease) in shares	(74,907)	18,204	*

*
Capital share activity for the periods presented through February 7, 2014 has been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 9 in Notes to Financial Statements.

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]	Year Ended March 31, 2012[c]	Year Ended March 31, 2011[c]
Per Share Data
Net asset value, beginning of period	$45.51	$40.76	$41.52	$47.13	$41.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	1.06	.81	1.23	.30
Net gain (loss) on investments (realized and unrealized)	.63	4.26	(.67)	(5.52)	5.89
Total from investment operations	1.35	5.32	.14	(4.29)	6.19
Less distributions from:
Net investment income	(1.30)	(.57)	(.90)	(1.32)	(.24)
Total distributions	(1.30)	(.57)	(.90)	(1.32)	(.24)
Net asset value, end of period	$45.56	$45.51	$40.76	$41.52	$47.13

Total Return[b]	2.93%	13.12%	0.50%	(8.77%)	15.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,316	$2,497	$2,970	$7,028	$48,089
Ratios to average net assets:
Net investment income (loss)	1.55%	2.47%	2.06%	2.86%	0.73%
Total expenses	1.36%	1.38%	1.35%	1.36%	1.39%
Portfolio turnover rate	804%	1,271%	1,550%	793%	1,008%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]	Year Ended March 31, 2012[c]	Year Ended March 31, 2011[c]
Per Share Data
Net asset value, beginning of period	$41.86	$37.75	$38.69	$44.21	$38.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.29	.57	.66	.09
Net gain (loss) on investments (realized and unrealized)	.43	4.39	(.61)	(4.86)	5.54
Total from investment operations	1.03	4.68	(.04)	(4.20)	5.63
Less distributions from:
Net investment income	(1.30)	(.57)	(.90)	(1.32)	(.24)
Total distributions	(1.30)	(.57)	(.90)	(1.32)	(.24)
Net asset value, end of period	$41.59	$41.86	$37.75	$38.69	$44.21

Total Return[b]	2.42%	12.53%	(0.01%)	(9.15%)	14.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$151	$316	$133	$200	$695
Ratios to average net assets:
Net investment income (loss)	1.40%	0.74%	1.59%	1.65%	0.25%
Total expenses	1.86%	1.88%	1.86%	1.85%	1.88%
Portfolio turnover rate	804%	1,271%	1,550%	793%	1,008%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]	Year Ended March 31, 2012[c]	Year Ended March 31, 2011[c]
Per Share Data
Net asset value, beginning of period	$42.74	$38.44	$39.27	$44.72	$39.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.72	.72	.54	.42
Net gain (loss) on investments (realized and unrealized)	.61	4.15	(.65)	(4.67)	5.33
Total from investment operations	1.19	4.87	.07	(4.13)	5.75
Less distributions from:
Net investment income	(1.30)	(.57)	(.90)	(1.32)	(.24)
Total distributions	(1.30)	(.57)	(.90)	(1.32)	(.24)
Net asset value, end of period	$42.63	$42.74	$38.44	$39.27	$44.72

Total Return[b]	2.75%	12.80%	0.30%	(8.91%)	14.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$454	$2,631	$553	$1,566	$699
Ratios to average net assets:
Net investment income (loss)	1.35%	1.79%	1.98%	1.41%	1.01%
Total expenses	1.60%	1.63%	1.61%	1.60%	1.64%
Portfolio turnover rate	804%	1,271%	1,550%	793%	1,008%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]	Year Ended March 31, 2012[c]	Year Ended March 31, 2011[c]
Per Share Data
Net asset value, beginning of period	$39.89	$36.00	$37.04	$42.57	$37.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.54	.48	.15	(.03)
Net gain (loss) on investments (realized and unrealized)	.70	3.92	(.62)	(4.36)	5.35
Total from investment operations	.76	4.46	(.14)	(4.21)	5.32
Less distributions from:
Net investment income	(1.30)	(.57)	(.90)	(1.32)	(.24)
Total distributions	(1.30)	(.57)	(.90)	(1.32)	(.24)
Net asset value, end of period	$39.35	$39.89	$36.00	$37.04	$42.57

Total Return[b]	1.86%	12.49%	(0.24%)	(9.52%)	14.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$499	$271	$784	$672	$2,896
Ratios to average net assets:
Net investment income (loss)	0.14%	1.42%	1.41%	0.39%	(0.07%)
Total expenses	2.35%	2.38%	2.36%	2.36%	2.39%
Portfolio turnover rate	804%	1,271%	1,550%	793%	1,008%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]
Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split reflective February 7, 2014. See Note 9 in Notes to Financial Statements.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“transportation companies”).

For the one-year period ended March 31, 2015, Transportation Fund Investor Class returned 16.65%, compared with 8.73% for the S&P 500 Industrials Index. The broader S&P 500 Index returned 12.73%.

The airlines segment was the largest contributor to return, followed by the road & rail segment. The marine industry contributed least.

Southwest Airlines Co., American Airlines Group, Inc., and United Continental Holdings, Inc. were the biggest contributors to performance for the period. Hertz Global Holdings, Inc., Kandi Technologies Group, Inc., and Copa Holdings S.A. — Class A detracted most from performance during the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
Advisor Class	June 9, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001

Ten Largest Holdings (% of Total Net Assets)
Union Pacific Corp.	4.6%
United Parcel Service, Inc. — Class B	4.5%
Ford Motor Co.	3.9%
General Motors Co.	3.7%
FedEx Corp.	3.2%
American Airlines Group, Inc.	3.0%
Delta Air Lines, Inc.	2.9%
Johnson Controls, Inc.	2.8%
CSX Corp.	2.7%
Norfolk Southern Corp.	2.6%
Top Ten Total	33.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 149

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	16.65%	16.96%	8.86%
Advisor Class Shares	16.03%	16.40%	8.33%
A-Class Shares	16.34%	16.70%	8.61%
A-Class Shares with sales charge†	10.80%	15.56%	8.09%
C-Class Shares	15.46%	15.85%	7.79%
C-Class Shares with CDSC‡	14.46%	15.85%	7.79%
S&P 500 Industrials Index	8.73%	14.51%	7.87%
S&P 500 Index	12.73%	14.47%	8.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrial Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

150 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 99.9%

AIRLINES - 18.8%
American Airlines Group, Inc.	40,744	$2,150,468
Delta Air Lines, Inc.	46,305	2,081,873
Southwest Airlines Co.	42,076	1,863,967
United Continental Holdings, Inc.*	26,210	1,762,622
Alaska Air Group, Inc.	15,327	1,014,341
JetBlue Airways Corp.*	44,344	853,622
Copa Holdings S.A. — Class A	8,262	834,214
Spirit Airlines, Inc.*	10,570	817,695
Ryanair Holdings plc ADR	11,100	741,147
Allegiant Travel Co. — Class A	2,399	461,304
Hawaiian Holdings, Inc.*	18,400	405,260
Virgin America, Inc.*	12,600	383,040
Total Airlines		13,369,553

AUTO/TRUCK PARTS & EQUIPMENT - 17.3%
Johnson Controls, Inc.	39,767	2,005,848
Delphi Automotive plc	18,000	1,435,320
BorgWarner, Inc.	21,227	1,283,809
TRW Automotive Holdings Corp.*	11,640	1,220,454
Lear Corp.	9,311	1,031,845
Autoliv, Inc.	7,583	893,050
Magna International, Inc.	16,380	878,951
Visteon Corp.*	7,541	726,952
Tenneco, Inc.*	11,510	660,904
Dana Holding Corp.	30,740	650,458
American Axle & Manufacturing Holdings, Inc.*	19,030	491,545
Gentherm, Inc.*	9,615	485,654
Dorman Products, Inc.*	9,690	482,078
Total Auto/Truck Parts & Equipment		12,246,868

TRANSPORT-RAIL - 15.3%
Union Pacific Corp.	30,007	3,250,057
CSX Corp.	58,630	1,941,826
Norfolk Southern Corp.	18,226	1,875,820
Kansas City Southern	10,769	1,099,300
Canadian Pacific Railway Ltd.	5,968	1,090,354
Canadian National Railway Co.	13,000	869,310
Genesee & Wyoming, Inc. — Class A*	7,866	758,597
Total Transport-Rail		10,885,264

TRANSPORT-SERVICES - 14.6%
United Parcel Service, Inc. — Class B	32,813	3,180,893
FedEx Corp.	13,767	2,277,750
CH Robinson Worldwide, Inc.	15,182	1,111,626
Expeditors International of Washington, Inc.	21,629	1,042,085
Ryder System, Inc.	8,214	779,426
XPO Logistics, Inc.*	14,500	659,315
Matson, Inc.	11,500	484,840
Hub Group, Inc. — Class A*	10,630	417,653
UTI Worldwide, Inc.*	31,320	385,236
Total Transport-Services		10,338,824

AUTO-CARS/LIGHT TRUCKS - 14.4%
Ford Motor Co.	169,576	2,736,958
General Motors Co.	70,894	2,658,525
Tesla Motors, Inc.*,1	8,687	1,639,845
Toyota Motor Corp. ADR1	6,190	865,919
Tata Motors Ltd. ADR	18,882	850,823
Fiat Chrysler Automobiles N.V.*	47,700	777,987
Honda Motor Company Ltd. ADR	21,390	700,736
Total Auto-Cars/Light Trucks		10,230,793

TRANSPORT-TRUCK - 8.4%
J.B. Hunt Transport Services, Inc.	12,398	1,058,726
Old Dominion Freight Line, Inc.*	11,501	889,027
Swift Transportation Co. — Class A*	24,580	639,572
Landstar System, Inc.	8,948	593,252
Con-way, Inc.	12,482	550,831
Knight Transportation, Inc.	16,930	545,993
Werner Enterprises, Inc.	16,349	513,522
Heartland Express, Inc.	20,900	496,584
Saia, Inc.*	8,200	363,260
ArcBest Corp.	8,903	337,335
Total Transport-Truck		5,988,102

RENTAL AUTO/EQUIPMENT - 2.8%
Hertz Global Holdings, Inc.*	50,288	1,090,244
Avis Budget Group, Inc.*	14,874	877,789
Total Rental Auto/Equipment		1,968,033

RUBBER-TIRES - 2.2%
Goodyear Tire & Rubber Co.	35,996	974,771
Cooper Tire & Rubber Co.	13,470	577,055
Total Rubber-Tires		1,551,826

MOTORCYCLE/MOTOR SCOOTER - 1.8%
Harley-Davidson, Inc.	20,761	1,261,023

COMMERCIAL SERVICES - 1.3%
Macquarie Infrastructure Company LLC	10,800	888,732

ELECTRONIC COMPONENTS-MISCELLANEOUS - 1.1%
Gentex Corp.	44,229	809,391

TRANSPORT-MARINE - 1.0%
Kirby Corp.*	9,449	709,147

BUILDING-MOBILE HOME/MANUFACTURED HOUSE - 0.9%
Thor Industries, Inc.	10,226	646,385

Total Common Stocks
(Cost $42,720,644)		70,893,941

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
TRANSPORTATION FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,2 - 0.9%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$610,654	$610,654
Total Repurchase Agreement
(Cost $610,654)		610,654

SECURITIES LENDING COLLATERAL††,3 - 3.0%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	1,390,758	1,390,758
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	478,421	478,421
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	246,943	246,943
Total Securities Lending Collateral
(Cost $2,116,122)		2,116,122

Total Investments - 103.8%
(Cost $45,447,420)		$73,620,717
Other Assets & Liabilities, net - (3.8)%		(2,660,424)
Total Net Assets - 100.0%		$70,960,293

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreement — See Note 5.
3	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $2,076,173 of securities loaned (cost $42,720,644)	$70,893,941
Repurchase agreements, at value (cost $2,726,776)	2,726,776
Total investments (cost $45,447,420)	73,620,717
Segregated cash with broker	30,929
Cash	3,264
Receivables:
Fund shares sold	478,107
Securities lending income	35,696
Dividends	23,240
Total assets	74,191,953

Liabilities:
Payable for:
Return of securities loaned	2,147,050
Fund shares redeemed	946,560
Management fees	58,248
Transfer agent and administrative fees	17,132
Distribution and service fees	13,121
Portfolio accounting fees	6,853
Miscellaneous	42,696
Total liabilities	3,231,660
Commitments and contingent liabilities (Note 10)	—
Net assets	$70,960,293

Net assets consist of:
Paid in capital	$63,855,070
Undistributed net investment income	132,339
Accumulated net realized loss on investments	(21,200,413)
Net unrealized appreciation on investments	28,173,297
Net assets	$70,960,293

Investor Class:
Net assets	$42,946,710
Capital shares outstanding	825,017
Net asset value per share	$52.06

Advisor Class:
Net assets	$6,249,183
Capital shares outstanding	132,609
Net asset value per share	$47.12

A-Class:
Net assets	$15,358,983
Capital shares outstanding	317,256
Net asset value per share	$48.41
Maximum offering price per share (Net asset value divided by 95.25%)	$50.82

C-Class:
Net assets	$6,405,417
Capital shares outstanding	140,368
Net asset value per share	$45.63

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $12,567)	$1,125,794
Income from securities lending, net	394,520
Interest	106
Total investment income	1,520,420

Expenses:
Management fees	755,304
Transfer agent and administrative fees	222,148
Distribution and service fees:
Advisor Class	33,336
A-Class	43,131
C-Class	59,488
Portfolio accounting fees	88,858
Custodian fees	10,358
Trustees’ fees*	6,015
Line of credit fees	549
Miscellaneous	115,237
Total expenses	1,334,424
Net investment income	185,996

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	618,158
Net realized gain	618,158
Net change in unrealized appreciation (depreciation) on:
Investments	8,404,635
Net change in unrealized appreciation (depreciation)	8,404,635
Net realized and unrealized gain	9,022,793
Net increase in net assets resulting from operations	$9,208,789

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$185,996	$(121,576)
Net realized gain on investments	618,158	2,214,194
Net change in unrealized appreciation (depreciation) on investments	8,404,635	12,043,472
Net increase in net assets resulting from operations	9,208,789	14,136,090

Capital share transactions:
Proceeds from sale of shares
Investor Class	225,561,497	442,197,154
Advisor Class	41,190,056	15,406,895
A-Class	41,341,080	35,299,972
C-Class	28,834,797	20,204,027
Cost of shares redeemed
Investor Class	(232,830,435)	(486,392,760)
Advisor Class	(37,870,325)	(18,129,650)
A-Class	(40,894,730)	(29,905,841)
C-Class	(26,857,147)	(19,951,182)
Net decrease from capital share transactions	(1,525,207)	(41,271,385)
Net increase (decrease) in net assets	7,683,582	(27,135,295)

Net assets:
Beginning of year	63,276,711	90,412,006
End of year	$70,960,293	$63,276,711
Undistributed net investment income/(Accumulated net investment loss) at end of year	$132,339	$(53,657)

Capital share activity:
Shares sold
Investor Class	4,633,899	11,397,922
Advisor Class	922,719	430,435
A-Class	919,079	957,561
C-Class	671,966	587,228
Shares redeemed
Investor Class	(4,795,289)	(12,864,102)
Advisor Class	(853,724)	(519,741)
A-Class	(912,772)	(798,761)
C-Class	(626,094)	(587,841)
Net decrease in shares	(40,216)	(1,397,299)

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$44.63	$32.07	$26.96	$27.85	$23.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	(.04)	(.07)	(.06)	— [b]
Net gain (loss) on investments (realized and unrealized)	7.25	12.60	5.18	(.83)	4.06
Total from investment operations	7.43	12.56	5.11	(.89)	4.06
Net asset value, end of period	$52.06	$44.63	$32.07	$26.96	$27.85

Total Return[c]	16.65%	39.16%	18.95%	(3.20%)	17.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,947	$44	$78,644	$8,031	$5,320
Ratios to average net assets:
Net investment income (loss)	0.37%	(0.09%)	(0.25%)	(0.22%)	0.02%
Total expenses	1.35%	1.37%	1.37%	1.35%	1.38%
Portfolio turnover rate	247%	593%	737%	1,082%	1,217%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$40.61	$29.32	$24.76	$25.70	$22.05
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.18)	(.15)	(.14)	(.17)
Net gain (loss) on investments (realized and unrealized)	6.61	11.47	4.71	(.80)	3.82
Total from investment operations	6.51	11.29	4.56	(.94)	3.65
Net asset value, end of period	$47.12	$40.61	$29.32	$24.76	$25.70

Total Return[c]	16.03%	38.51%	18.42%	(3.66%)	16.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,249	$2,583	$4,483	$2,355	$2,902
Ratios to average net assets:
Net investment income (loss)	(0.22%)	(0.50%)	(0.57%)	(0.55%)	(0.74%)
Total expenses	1.85%	1.87%	1.86%	1.86%	1.89%
Portfolio turnover rate	247%	593%	737%	1,082%	1,217%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$41.61	$29.96	$25.25	$26.15	$22.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	(.11)	(.01)	(.12)	(.10)
Net gain (loss) on investments (realized and unrealized)	6.75	11.76	4.72	(.78)	3.88
Total from investment operations	6.80	11.65	4.71	(.90)	3.78
Net asset value, end of period	$48.41	$41.61	$29.96	$25.25	$26.15

Total Return[c]	16.34%	38.89%	18.70%	(3.48%)	16.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,359	$12,938	$4,558	$1,600	$1,239
Ratios to average net assets:
Net investment income (loss)	0.12%	(0.28%)	(0.05%)	(0.51%)	(0.42%)
Total expenses	1.60%	1.62%	1.60%	1.61%	1.64%
Portfolio turnover rate	247%	593%	737%	1,082%	1,217%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$39.52	$28.67	$24.34	$25.38	$21.87
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.37)	(.26)	(.29)	(.24)
Net gain (loss) on investments (realized and unrealized)	6.38	11.22	4.59	(.75)	3.75
Total from investment operations	6.11	10.85	4.33	(1.04)	3.51
Net asset value, end of period	$45.63	$39.52	$28.67	$24.34	$25.38

Total Return[c]	15.46%	37.84%	17.79%	(4.10%)	16.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,405	$3,734	$2,727	$2,729	$2,069
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(1.07%)	(1.06%)	(1.24%)	(1.04%)
Total expenses	2.35%	2.37%	2.35%	2.35%	2.39%
Portfolio turnover rate	247%	593%	737%	1,082%	1,217%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“utilities companies”).

For the one-year period ended March 31, 2015, Utilities Fund Investor Class returned 9.12%, compared with 11.09% for the S&P 500 Utilities Index. The broader S&P 500 Index returned 12.73%.

The electric utilities segment provided the largest contribution to return, followed by the multi-utilities segment. The oil, gas & consumable fuels industry contributed least to return. No industry detracted.

PG&E Corp., Duke Energy Corp., and NiSource, Inc. were the best-performing holdings over the period, while NRG Energy, Inc., Cia de Saneamento Basico do Estado de Sao Paulo ADR, and MDU Resources Group, Inc. were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
Advisor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001

Ten Largest Holdings (% of Total Net Assets)
Duke Energy Corp.	3.6%
NextEra Energy, Inc.	3.3%
Dominion Resources, Inc.	3.2%
Southern Co.	3.1%
Exelon Corp.	2.7%
American Electric Power Company, Inc.	2.6%
Sempra Energy	2.6%
PG&E Corp.	2.4%
PPL Corp.	2.4%
Public Service Enterprise Group, Inc.	2.3%
Top Ten Total	28.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 157

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	9.12%	11.97%	7.49%
Advisor Class Shares	8.53%	11.42%	6.96%
A-Class Shares	8.78%	11.69%	7.23%
A-Class Shares with sales charge†	3.60%	10.61%	6.70%
C-Class Shares	7.99%	10.85%	6.41%
C-Class Shares with CDSC‡	6.99%	10.85%	6.41%
S&P 500 Utilities Index	11.09%	12.95%	8.48%
S&P 500 Index	12.73%	14.47%	8.01%

*
 The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

158 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.6%

ELECTRIC-INTEGRATED - 66.1%
Duke Energy Corp.	41,306	$3,171,475
NextEra Energy, Inc.	27,936	2,906,742
Dominion Resources, Inc.	39,159	2,775,198
Southern Co.	61,056	2,703,560
Exelon Corp.	69,558	2,337,844
American Electric Power Company, Inc.	39,894	2,244,038
PG&E Corp.	40,009	2,123,278
PPL Corp.	61,459	2,068,710
Public Service Enterprise Group, Inc.	47,299	1,982,774
Edison International	30,423	1,900,525
Xcel Energy, Inc.	52,010	1,810,468
Consolidated Edison, Inc.	29,513	1,800,293
Eversource Energy	34,198	1,727,683
FirstEnergy Corp.	46,857	1,642,806
DTE Energy Co.	20,356	1,642,526
Entergy Corp.	20,781	1,610,320
Wisconsin Energy Corp.	29,004	1,435,698
Ameren Corp.	32,496	1,371,331
CMS Energy Corp.	38,254	1,335,447
SCANA Corp.	22,034	1,211,650
Alliant Energy Corp.	18,046	1,136,898
Pinnacle West Capital Corp.	17,824	1,136,280
Pepco Holdings, Inc.	41,664	1,117,845
OGE Energy Corp.	34,182	1,080,493
Integrys Energy Group, Inc.	14,208	1,023,260
Westar Energy, Inc.	25,327	981,675
TECO Energy, Inc.	47,435	920,239
MDU Resources Group, Inc.	41,153	878,205
Great Plains Energy, Inc.	32,467	866,220
Cleco Corp.	14,347	782,198
Korea Electric Power Corp. ADR*	37,900	776,950
Hawaiian Electric Industries, Inc.	23,951	769,306
IDACORP, Inc.	12,182	765,882
UIL Holdings Corp.	14,610	751,246
Portland General Electric Co.	20,063	744,137
NorthWestern Corp.	12,952	696,688
PNM Resources, Inc.	22,637	661,000
ALLETE, Inc.	12,499	659,447
Black Hills Corp.	12,860	648,658
Avista Corp.	18,619	636,397
El Paso Electric Co.	14,230	549,847
Total Electric-Integrated		57,385,237

GAS-DISTRIBUTION - 19.0%
Sempra Energy	20,327	2,216,049
NiSource, Inc.	37,169	1,641,382
CenterPoint Energy, Inc.	61,815	1,261,644
AGL Resources, Inc.	21,320	1,058,538
Atmos Energy Corp.	18,456	1,020,617
UGI Corp.	31,288	1,019,676
National Fuel Gas Co.	16,101	971,373
Questar Corp.	37,339	890,909
Vectren Corp.	18,687	824,844
National Grid plc ADR	12,190	787,596
Piedmont Natural Gas Company, Inc.	20,005	738,385
WGL Holdings, Inc.	13,034	735,118
New Jersey Resources Corp.	23,008	714,628
Southwest Gas Corp.	12,260	713,164
ONE Gas, Inc.	15,037	650,050
Laclede Group, Inc.	12,632	647,011
South Jersey Industries, Inc.	10,809	586,713
Total Gas-Distribution		16,477,697

INDEPENDENT POWER PRODUCER - 5.9%
Calpine Corp.*	57,843	1,322,869
NRG Energy, Inc.	50,992	1,284,488
Dynegy, Inc.*	28,975	910,684
NRG Yield, Inc. — Class A1	16,950	859,874
Abengoa Yield plc	23,029	777,920
Total Independent Power Producer		5,155,835

WATER - 4.1%
American Water Works Company, Inc.	24,997	1,355,088
Aqua America, Inc.	35,120	925,412
Cia de Saneamento Basico do Estado de Sao Paulo ADR	139,620	756,740
American States Water Co.	13,200	526,548
Total Water		3,563,788

ENERGY-ALTERNATE SOURCES - 1.8%
TerraForm Power, Inc. — Class A	25,769	940,826
Pattern Energy Group, Inc.	21,740	615,677
Total Energy-Alternate Sources		1,556,503

ELECTRIC-GENERATION - 1.5%
AES Corp.	103,805	1,333,894

ELECTRIC-TRANSMISSION - 1.2%
ITC Holdings Corp.	27,975	1,047,104

PIPELINES - 0.0%
Kinder Morgan, Inc.	1	42

Total Common Stocks
(Cost $70,706,523)		86,520,100

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
UTILITIES FUND

	Face Amount	Value

REPURCHASE AGREEMENT††,2 - 0.4%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$355,487	$355,487
Total Repurchase Agreement
(Cost $355,487)		355,487

SECURITIES LENDING COLLATERAL††,3 - 0.7%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	402,254	402,254
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	138,376	138,376
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	71,424	71,424
Total Securities Lending Collateral
(Cost $612,054)		612,054

Total Investments - 100.7%
(Cost $71,674,064)		$87,487,641
Other Assets & Liabilities, net - (0.7)%		(586,161)
Total Net Assets - 100.0%		$86,901,480

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015— See Note 6.
2	Repurchase Agreement — See Note 5.
3	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $608,760 of securities loaned (cost $70,706,523)	$86,520,100
Repurchase agreements, at value (cost $967,541)	967,541
Total investments (cost $71,674,064)	87,487,641
Segregated cash with broker	8,946
Receivables:
Fund shares sold	2,870,159
Dividends	184,173
Securities lending income	758
Total assets	90,551,677

Liabilities:
Overdraft due to custodian bank	418
Payable for:
Securities purchased	2,638,614
Return of securities loaned	621,000
Fund shares redeemed	245,069
Management fees	60,164
Transfer agent and administrative fees	17,695
Distribution and service fees	13,675
Portfolio accounting fees	7,078
Miscellaneous	46,484
Total liabilities	3,650,197
Commitments and contingent liabilities (Note 10)	—
Net assets	$86,901,480

Net assets consist of:
Paid in capital	$78,241,428
Undistributed net investment income	—
Accumulated net realized loss on investments	(7,153,525)
Net unrealized appreciation on investments	15,813,577
Net assets	$86,901,480

Investor Class:
Net assets	$55,156,324
Capital shares outstanding	1,491,659
Net asset value per share	$36.98

Advisor Class:
Net assets	$13,545,752
Capital shares outstanding	402,987
Net asset value per share	$33.61

A-Class:
Net assets	$9,782,242
Capital shares outstanding	281,891
Net asset value per share	$34.70
Maximum offering price per share (Net asset value divided by 95.25%)	$36.43

C-Class:
Net assets	$8,417,162
Capital shares outstanding	274,190
Net asset value per share	$30.70

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $20,619)	$3,404,551
Income from securities lending, net	8,896
Interest	85
Total investment income	3,413,532

Expenses:
Management fees	799,938
Transfer agent and administrative fees	235,275
Distribution and service fees:
Advisor Class	53,324
A-Class	25,020
C-Class	93,662
Portfolio accounting fees	94,110
Custodian fees	10,931
Trustees’ fees*	5,637
Tax expense	3,490
Line of credit fees	1,247
Miscellaneous	118,023
Total expenses	1,440,657
Net investment income	1,972,875

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(770,439)
Net realized loss	(770,439)
Net change in unrealized appreciation (depreciation) on:
Investments	2,118,506
Net change in unrealized appreciation (depreciation)	2,118,506
Net realized and unrealized gain	1,348,067
Net increase in net assets resulting from operations	$3,320,942

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,972,875	$1,150,415
Net realized gain (loss) on investments	(770,439)	3,726,063
Net change in unrealized appreciation (depreciation) on investments	2,118,506	(345,635)
Net increase in net assets resulting from operations	3,320,942	4,530,843

Distributions to shareholders from:
Net investment income
Investor Class	(272,237)	(653,403)
Advisor Class	(76,869)	(166,669)
A-Class	(26,090)	(161,160)
C-Class	(39,413)	(302,460)
Total distributions to shareholders	(414,609)	(1,283,692)

Capital share transactions:
Proceeds from sale of shares
Investor Class	270,237,495	273,458,616
Advisor Class	237,983,954	89,095,236
A-Class	49,228,912	23,091,679
C-Class	34,705,230	36,830,999
Distributions reinvested
Investor Class	144,586	639,026
Advisor Class	76,768	162,897
A-Class	22,710	143,241
C-Class	35,206	277,036
Cost of shares redeemed
Investor Class	(313,431,370)	(224,424,635)
Advisor Class	(226,632,966)	(91,124,222)
A-Class	(51,074,156)	(19,091,917)
C-Class	(35,228,923)	(36,035,250)
Net increase (decrease) from capital share transactions	(33,932,554)	53,022,706
Net increase (decrease) in net assets	(31,026,221)	56,269,857

Net assets:
Beginning of year	117,927,701	61,657,844
End of year	$86,901,480	$117,927,701
Undistributed net investment income at end of year	$—	$414,609

Capital share activity:
Shares sold
Investor Class	7,335,372	8,321,501
Advisor Class	7,128,509	2,982,830
A-Class	1,412,405	747,486
C-Class	1,145,355	1,344,893
Shares issued from reinvestment of distributions
Investor Class	3,887	20,594
Advisor Class	2,266	5,732
A-Class	650	4,900
C-Class	1,130	10,603
Shares redeemed
Investor Class	(8,665,636)	(6,835,762)
Advisor Class	(6,800,787)	(3,074,956)
A-Class	(1,487,751)	(619,975)
C-Class	(1,166,095)	(1,312,120)
Net increase (decrease) in shares	(1,090,695)	1,595,726

162 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$34.01	$32.71	$29.13	$27.00	$24.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.84	.78	.74	.73	.86
Net gain (loss) on investments (realized and unrealized)	2.26	1.98	3.96	1.80	2.96
Total from investment operations	3.10	2.76	4.70	2.53	3.82
Less distributions from:
Net investment income	(.13)	(1.46)	(1.12)	(.40)	(1.62)
Total distributions	(.13)	(1.46)	(1.12)	(.40)	(1.62)
Net asset value, end of period	$36.98	$34.01	$32.71	$29.13	$27.00

Total Return[b]	9.12%	8.88%	16.75%	9.44%	15.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,156	$95,854	$42,907	$37,469	$9,328
Ratios to average net assets:
Net investment income (loss)	2.31%	2.38%	2.45%	2.59%	3.35%
Total expenses	1.35%	1.40%	1.35%	1.35%	1.37%
Portfolio turnover rate	384%	508%	534%	549%	800%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$31.09	$30.19	$27.10	$25.26	$23.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.69	.48	.56	.62
Net gain (loss) on investments (realized and unrealized)	2.05	1.67	3.73	1.68	2.86
Total from investment operations	2.65	2.36	4.21	2.24	3.48
Less distributions from:
Net investment income	(.13)	(1.46)	(1.12)	(.40)	(1.62)
Total distributions	(.13)	(1.46)	(1.12)	(.40)	(1.62)
Net asset value, end of period	$33.61	$31.09	$30.19	$27.10	$25.26

Total Return[b]	8.53%	8.29%	16.23%	8.90%	15.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,546	$2,269	$4,812	$8,036	$1,240
Ratios to average net assets:
Net investment income (loss)	1.79%	2.32%	1.70%	2.11%	2.53%
Total expenses	1.84%	1.88%	1.85%	1.84%	1.87%
Portfolio turnover rate	384%	508%	534%	549%	800%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 163

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$32.02	$30.95	$27.69	$25.75	$23.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.66	.63	.65	.67	.54
Net gain (loss) on investments (realized and unrealized)	2.15	1.90	3.73	1.67	3.06
Total from investment operations	2.81	2.53	4.38	2.34	3.60
Less distributions from:
Net investment income	(.13)	(1.46)	(1.12)	(.40)	(1.62)
Total distributions	(.13)	(1.46)	(1.12)	(.40)	(1.62)
Net asset value, end of period	$34.70	$32.02	$30.95	$27.69	$25.75

Total Return[b]	8.78%	8.64%	16.46%	9.16%	15.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,782	$11	$6,938	$7,912	$3,289
Ratios to average net assets:
Net investment income (loss)	1.93%	2.05%	2.26%	2.47%	2.23%
Total expenses	1.60%	1.63%	1.61%	1.60%	1.63%
Portfolio turnover rate	384%	508%	534%	549%	800%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$28.55	$27.96	$25.31	$23.76	$22.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.34	.42	.42	.39
Net gain (loss) on investments (realized and unrealized)	1.92	1.71	3.35	1.53	2.78
Total from investment operations	2.28	2.05	3.77	1.95	3.17
Less distributions from:
Net investment income	(.13)	(1.46)	(1.12)	(.40)	(1.62)
Total distributions	(.13)	(1.46)	(1.12)	(.40)	(1.62)
Net asset value, end of period	$30.70	$28.55	$27.96	$25.31	$23.76

Total Return[b]	7.99%	7.83%	15.58%	8.28%	14.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,417	$8,387	$7,001	$6,961	$4,751
Ratios to average net assets:
Net investment income (loss)	1.18%	1.22%	1.62%	1.70%	1.72%
Total expenses	2.35%	2.38%	2.36%	2.35%	2.38%
Portfolio turnover rate	384%	508%	534%	549%	800%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC. At March 31, 2015, the Trust consisted of fifty-two funds.

This report covers Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (the “Funds”). Only Investor Class, Advisor Class, A-Class, C-Class and H-Class had been issued by the Funds.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation

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NOTES TO FINANCIAL STATEMENTS (continued)

Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees.

Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer of pending merger activity, public offerings or tender offers that might affect the value of the security).

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

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NOTES TO FINANCIAL STATEMENTS (continued)

E. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

F. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at their annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

RFS provides transfer agent and administrative services to the Funds for fees calculated at the annualized rate of 0.25% based on the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution and Shareholder Services Plan applicable to its Advisor Class shares and a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services. With regard to Advisor Class shares only, if a Service Provider provides shareholder services, GFD will receive shareholder servicing fees from the Funds at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

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NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended March 31, 2015, GFD retained sales charges of $360,571 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

3. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2015, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Basic Materials Fund	$1,525,433
Electronics Fund	5,495,145
Energy Fund	3,472,546
Energy Services Fund	1,541,919
Financial Services Fund	1,081,486
Leisure Fund	1,238,160
Real Estate Fund	2,162,377
Retailing Fund	1,675,233
Technology Fund	1,136,122
Transportation Fund	1,487,487
Utilities Fund	1,369,019

The tax character of distributions paid during the year ended March 31, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$104,722	$—	$104,722
Basic Materials Fund	232,153	—	232,153
Biotechnology Fund	16,555,696	3,761,283	20,316,979
Consumer Products Fund	4,013,864	—	4,013,864
Electronics Fund	—	—	—
Energy Fund	200,733	—	200,733
Energy Services Fund	—	—	—
Financial Services Fund	149,519	—	149,519
Health Care Fund	498,400	2,095,865	2,594,265
Internet Fund	399,239	—	399,239
Leisure Fund	94,646	893,915	988,561
Precious Metals Fund	1,329,325	—	1,329,325
Real Estate Fund	391,160	—	391,160
Retailing Fund	—	—	—
Technology Fund	—	—	—
Telecommunications Fund	98,119	—	98,119
Transportation Fund	—	—	—
Utilities Fund	414,609	—	414,609

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$206,728	$—	$206,728
Basic Materials Fund	299,181	—	299,181
Biotechnology Fund	—	—	—
Consumer Products Fund	1,720,103	5,668,936	7,389,039
Electronics Fund	2,979	—	2,979
Energy Fund	—	—	—
Energy Services Fund	—	—	—
Financial Services Fund	145,547	—	145,547
Health Care Fund	113,186	4,763,132	4,876,318
Internet Fund	—	185,111	185,111
Leisure Fund	200,095	—	200,095
Precious Metals Fund	303,331	—	303,331
Real Estate Fund	336,681	—	336,681
Retailing Fund	—	—	—
Technology Fund	—	—	—
Telecommunications Fund	98,053	—	98,053
Transportation Fund	—	—	—
Utilities Fund	1,283,692	—	1,283,692

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at March 31, 2015 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward & Other Losses
Banking Fund	$84,494	$—	$(186,951)	$(21,412,209)
Basic Materials Fund	252,786	—	4,142,106	(16,213,579)
Biotechnology Fund	9,120,813	—	291,512,176	—
Consumer Products Fund	3,082,889	—	66,693,444	—
Electronics Fund	42,413	—	3,183,353	(12,987,326)
Energy Fund	334,376	369,647	5,892,529	—
Energy Services Fund	231,483	—	515,158	(23,626,434)
Financial Services Fund	277,773	141,563	4,152,986	—
Health Care Fund	4,516,377	2,057,091	66,427,772	—
Internet Fund	142,232	88,617	3,710,291	—
Leisure Fund	285,529	96,180	5,504,480	—
Precious Metals Fund	183,913	—	(16,830,803)	(27,245,750)
Real Estate Fund	344,392	—	2,342,260	(12,161,929)
Retailing Fund	32,233	—	9,930,358	(3,963,067)
Technology Fund	—	—	9,445,665	(4,119,862)
Telecommunications Fund	80,748	—	175,325	(4,226,125)
Transportation Fund	132,339	—	23,269,619	(16,296,735)
Utilities Fund	—	—	8,660,052	—

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely

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NOTES TO FINANCIAL STATEMENTS (continued)

to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 31, 2015, capital loss carryforwards for the Funds were as follows:

	Expires in	Expires in	Expires in	Expires in	Unlimited		Total Capital Loss
Fund	2016	2017	2018	2019	Short-Term	Long-Term	Carryforward
Banking Fund	$(311,892)	$(1,809,926)	$(16,385,824)	$(912,723)	$(1,524,659)	$(467,185)	$(21,412,209)
Basic Materials Fund	—	(6,151,760)	(8,009,421)	—	(2,052,398)	—	(16,213,579)
Biotechnology Fund	—	—	—	—	—	—	—
Consumer Products Fund	—	—	—	—	—	—	—
Electronics Fund	(1,900,883)	(6,118,835)	—	(3,055,204)	(1,733,388)	(179,016)	(12,987,326)
Energy Fund	—	—	—	—	—	—	—
Energy Services Fund	—	(16,789,802)	(5,702,829)	—	—	—	(22,492,631)
Financial Services Fund	—	—	—	—	—	—	—
Health Care Fund	—	—	—	—	—	—	—
Internet Fund	—	—	—	—	—	—	—
Leisure Fund	—	—	—	—	—	—	—
Precious Metals Fund	—	—	—	—	(6,090,469)	(21,155,281)	(27,245,750)
Real Estate Fund	—	(2,247,435)	(4,305,317)	—	(5,609,177)	—	(12,161,929)
Retailing Fund	—	(1,564,877)	—	—	(2,398,190)	—	(3,963,067)
Technology Fund	—	(3,941,068)	—	—	—	—	(3,941,068)
Telecommunications Fund	—	(1,745,552)	—	—	(1,763,826)	(716,747)	(4,226,125)
Transportation Fund	—	—	(9,430,280)	(6,866,455)	—	—	(16,296,735)
Utilities Fund	—	—	—	—	—	—	—

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to post-October losses, losses deferred due to wash sales, utilization of earnings and profits on shareholder redemptions, and the “mark-to-market of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and expired expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on the net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)
Banking Fund	$—	$—	$—
Basic Materials Fund	(2,029)	43,965	(41,936)
Biotechnology Fund	22,005,007	2,286,392	(24,291,399)
Consumer Products Fund	5,367,327	4,085	(5,371,412)
Electronics Fund	(5,495,145)	—	5,495,145
Energy Fund	738,104	1,169	(739,273)
Energy Services Fund	—	—	—
Financial Services Fund	42,471	—	(42,471)
Health Care Fund	3,146,358	733,012	(3,879,370)
Internet Fund	1,008,905	182,551	(1,191,456)
Leisure Fund	3,786,003	—	(3,786,003)
Precious Metals Fund	—	438,579	(438,579)
Real Estate Fund	(10,798)	10,798	—
Retailing Fund	—	—	—
Technology Fund	—	—	—
Telecommunications Fund	—	—	—
Transportation Fund	—	—	—
Utilities Fund	2,849,391	(1,972,875)	(876,516)

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain/(Loss)
Banking Fund	$49,664,288	$911,335	$(1,098,286)	$(186,951)
Basic Materials Fund	56,710,244	5,648,610	(1,506,504)	4,142,106
Biotechnology Fund	486,653,716	299,044,252	(7,532,077)	291,512,175
Consumer Products Fund	263,375,888	71,340,374	(4,646,930)	66,693,444
Electronics Fund	25,663,105	3,381,563	(198,210)	3,183,353
Energy Fund	42,253,238	6,977,992	(1,085,463)	5,892,529
Energy Services Fund	26,916,155	846,495	(331,337)	515,158
Financial Services Fund	54,159,896	5,018,435	(865,449)	4,152,986
Health Care Fund	209,775,682	68,919,609	(2,491,837)	66,427,772
Internet Fund	11,062,701	3,841,858	(131,567)	3,710,291
Leisure Fund	62,549,675	6,723,810	(1,219,330)	5,504,480
Precious Metals Fund	69,112,808	—	(16,830,801)	(16,830,801)
Real Estate Fund	44,652,314	2,491,570	(149,310)	2,342,260
Retailing Fund	70,794,030	10,835,352	(904,994)	9,930,358
Technology Fund	27,010,223	10,153,919	(708,254)	9,445,665
Telecommunications Fund	2,229,745	189,452	(14,127)	175,325
Transportation Fund	50,351,098	23,387,723	(118,104)	23,269,619
Utilities Fund	78,827,589	9,332,845	(672,793)	8,660,052

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2015, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2015:

Fund	Ordinary	Capital
Energy Services Fund	$—	$(1,133,803)
Technology Fund	(178,794)	—

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1  —    quoted prices in active markets for identical assets or liabilities.

Level 2  —    significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3  —    significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ investments at March 31, 2015:

	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Assets
Banking Fund	$49,124,246	$353,091	$—	$49,477,337
Basic Materials Fund	57,598,223	3,254,127	—	60,852,350
Biotechnology Fund	688,043,864	90,100,931	21,096	778,165,891
Consumer Products Fund	319,933,812	10,114,892	20,628	330,069,332
Electronics Fund	27,196,340	1,650,118	—	28,846,458
Energy Fund	45,850,602	2,295,165	—	48,145,767
Energy Services Fund	25,228,264	2,203,049	—	27,431,313
Financial Services Fund	58,123,746	189,136	—	58,312,882
Health Care Fund	263,537,004	12,666,450	—	276,203,454
Internet Fund	14,524,098	248,894	—	14,772,992
Leisure Fund	67,484,617	569,538	—	68,054,155
Precious Metals Fund	49,237,228	3,044,779	—	52,282,007
Real Estate Fund	46,731,936	262,638	—	46,994,574
Retailing Fund	77,762,393	2,961,995	—	80,724,388
Technology Fund	36,047,002	408,886	—	36,455,888
Telecommunications Fund	2,394,899	5,514	4,657	2,405,070
Transportation Fund	70,893,941	2,726,776	—	73,620,717
Utilities Fund	86,520,100	967,541	—	87,487,641

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in the investment’s valuation changes. The Funds recognize transfers between the levels as of the beginning of the period. As of March 31, 2015, Telecommunications Fund had securities with a total value of $4,657, transfer from Level 2 to Level 3 based on a change in availability of market information.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2015, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.03%			0.00%
Due 04/01/15	$15,774,664	$ 15,774,677	11/15/22	$18,558,500	$16,090,220

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At March 31, 2015, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
Banking Fund	$171,368	$181,350
Basic Materials Fund	2,849,049	2,999,050
Biotechnology Fund	79,529,180	83,608,806
Consumer Products Fund	8,624,874	8,837,396
Electronics Fund	1,377,165	1,425,325
Energy Fund	2,013,020	2,091,600
Energy Services Fund	2,024,426	2,095,500
Financial Services Fund	187,242	191,900
Health Care Fund	10,954,785	11,745,759
Internet Fund	169,972	173,518
Leisure Fund	323,506	332,275
Precious Metals Fund	2,546,558	2,762,950
Real Estate Fund	132,470	137,300
Retailing Fund	2,216,055	2,271,453
Technology Fund	407,651	414,863
Transportation Fund	2,076,173	2,147,050
Utilities Fund	608,760	621,000

THE RYDEX FUNDS ANNUAL REPORT | 173

NOTES TO FINANCIAL STATEMENTS (continued)

Cash collateral received was invested in the following joint repurchase agreements at March 31, 2015:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Fannie Mae Strips
0.10%			0.00%
Due 04/01/15	$79,049,877	$79,050,097	11/15/17 - 07/15/37	$88,174,397	$60,687,161
			Federal Farm Credit Bank
			0.19%
			06/12/17	19,951,092	19,953,750

BNP Paribas Securities Corp.			U.S. Treasury Note
0.10%			2.13%
Due 04/01/15	27,193,159	27,193,235	12/31/21	12,501,039	12,885,473
			U.S. Treasury Bond
			4.38%
			05/15/41	10,788,895	14,854,435

Barclays Capital Corp.			U.S. Treasury Strips
0.10%			0.00%
Due 04/01/15	14,036,097	14,036,136	05/15/20 - 05/15/44	21,715,762	12,902,275
			U.S. Treasury Bond
			4.75%
			02/15/41	985,316	1,416,081

There is also $1,757,962 in segregated cash held as collateral.

7. Securities Transactions

For the year ended March 31, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Banking Fund	$135,946,530	$108,340,149
Basic Materials Fund	200,119,765	194,143,266
Biotechnology Fund	611,639,225	520,960,890
Consumer Products Fund	346,285,232	223,825,308
Electronics Fund	160,176,965	152,855,827
Energy Fund	279,180,603	278,416,963
Energy Services Fund	216,265,966	225,371,504
Financial Services Fund	160,654,349	135,362,342
Health Care Fund	374,084,671	310,722,642
Internet Fund	110,052,345	151,315,640
Leisure Fund	155,263,174	121,627,373
Precious Metals Fund	216,481,995	211,473,003
Real Estate Fund	275,117,133	257,426,152
Retailing Fund	138,363,362	142,920,592
Technology Fund	103,419,562	117,071,746
Telecommunications Fund	48,004,904	51,178,819
Transportation Fund	218,510,025	219,921,665
Utilities Fund	367,917,354	400,036,847

174 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

8. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 13, 2015. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2015. On March 31, 2015, the Financial Services Fund and Technology Fund borrowed $557,000 and $260,000, respectively, under this agreement. The Funds did not have any other borrowings under this agreement at March 31, 2015.

The average daily balances borrowed for the year ended March 31, 2015, were as follows:

Fund	Average Daily Balance
Banking Fund	$11,630
Basic Materials Fund	7,706
Biotechnology Fund	417,893
Consumer Products Fund	18,134
Electronics Fund	23,079
Energy Fund	14,944
Energy Services Fund	25,436
Financial Services Fund	18,157
Health Care Fund	19,592
Internet Fund	23,123
Leisure Fund	9,128
Precious Metals Fund	19,996
Real Estate Fund	29,421
Retailing Fund	23,655
Technology Fund	16,097
Telecommunications Fund	3,748
Transportation Fund	40,928
Utilities Fund	98,347

9. Reverse Share Splits

A reverse share split occurred for the following Funds at the close of business:

Fund	Effective Date	Split Type
Technology Fund	February 7, 2014	One-for-Three-Reverse Split
Telecommunications Fund	February 7, 2014	One-for-Three-Reverse Split

The effect of these transactions was to divide the number of outstanding shares of the Funds by the respective split ratio, resulting in a corresponding increase in the NAV. The share transactions presented in the statements of changes in net assets and the per share data in the financial highlights for each of the periods presented through February 7, 2014 have been restated to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

THE RYDEX FUNDS ANNUAL REPORT | 175

NOTES TO FINANCIAL STATEMENTS (continued)

10. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 11-1510 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

The SLCFC appeals have been fully briefed, and oral argument in front of the U.S. Court of Appeals for the Second Circuit occurred on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

176 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer. A third related action against the former Lyondell shareholders, Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, Adversary Proceeding No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), is pending as well.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Court held oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015. The Court has not yet issued decisions on these motions. Discovery has commenced in these lawsuits.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE RYDEX FUNDS ANNUAL REPORT | 177

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (eighteen of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (eighteen of the series constituting the Rydex Series Funds) at March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
May 21, 2015

178 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2015, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Banking Fund	100.00%
Basic Materials Fund	100.00%
Consumer Products Fund	65.82%
Energy Fund	100.00%
Financial Services Fund	100.00%
Health Care Fund	100.00%
Internet Fund	11.55%
Leisure Fund	100.00%
Precious Metals Fund	74.97%
Real Estate Fund	1.75%
Telecommunications Fund	100.00%
Utilities Fund	100.00%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
Banking Fund	100.00%
Basic Materials Fund	100.00%
Consumer Products Fund	59.55%
Energy Fund	100.00%
Financial Services Fund	100.00%
Health Care Fund	100.00%
Internet Fund	7.55%
Leisure Fund	100.00%
Precious Metals Fund	97.79%
Real Estate Fund	0.11%
Telecommunications Fund	100.00%
Utilities Fund	100.00%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2015, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying
Biotechnology Fund	0.00%	100.00%
Consumer Products Fund	0.00%	100.00%
Health Care Fund	0.00%	100.00%
Internet Fund	0.00%	100.00%

THE RYDEX FUNDS ANNUAL REPORT | 179

OTHER INFORMATION (Unaudited)(concluded)

With respect to the taxable year ended March 31, 2015, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category:	From long-term capital gains, using proceeds from shareholder redemptions:
Biotechnology Fund	$3,761,283	$18,139,533
Consumer Products Fund	—	2,853,980
Energy Fund	—	739,273
Financial Services Fund	—	42,471
Health Care Fund	2,095,865	3,146,358
Internet Fund	—	1,008,905
Leisure Fund	893,915	3,786,003

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

180 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	221
Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, Nominating, and Investment and Performance Committees from 1998 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee from 1998 to present and Chairman of the Board from 2006 to 2014; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	None.

THE RYDEX FUNDS ANNUAL REPORT | 181

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Vice Chairman of the Board of Trustees from 2010 to 2014; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).
Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

182 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

THE RYDEX FUNDS ANNUAL REPORT | 183

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

184 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE RYDEX FUNDS ANNUAL REPORT | 185

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3.31.2015

Rydex Funds Annual Report

Domestic Equity Funds
Nova Fund
S&P 500® Fund
Inverse S&P 500® Strategy Fund
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 1.5x Strategy Fund
Russell 2000® Fund
Inverse Russell 2000® Strategy Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund
Inverse High Yield Strategy Fund
Money Market Fund
U.S. Government Money Market Fund

RTB1-ANN-0315x0316	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	12
S&P 500® FUND	27
INVERSE S&P 500® STRATEGY FUND	39
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND	47
INVERSE NASDAQ-100® STRATEGY FUND	56
MID-CAP 1.5x STRATEGY FUND	65
INVERSE MID-CAP STRATEGY FUND	76
RUSSELL 2000® 1.5x STRATEGY FUND	83
RUSSELL 2000® FUND	110
INVERSE RUSSELL 2000® STRATEGY FUND	136
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	143
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	153
HIGH YIELD STRATEGY FUND	163
INVERSE HIGH YIELD STRATEGY FUND	170
U.S. GOVERNMENT MONEY MARKET FUND	177
NOTES TO FINANCIAL STATEMENTS	182
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	203
OTHER INFORMATION	204
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	207
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	210

THE RYDEX FUNDS ANNUAL REPORT | 1

  March 31, 2015

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our Funds (the “Funds”) for the one-year period ended March 31, 2015.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC, and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
April 30, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. • These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. • The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. • Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the prospectus.

The Fixed Income Funds may not be suitable for all investors. • Fixed income investments are subject to credit, liquidity, interest rate, and, depending on the instrument, counterparty risk. These risks may be increased to the extent fixed income investments are concentrated in any one issuer, industry, region, or country. The market value of fixed income investments generally will fluctuate with, among other things, the financial condition of the obligors on the underlying debt obligations, general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry, and changes in prevailing interest rates. In general, any interest rate increases can cause the price of a debt security to decrease and vice versa.

2 | THE RYDEX FUNDS ANNUAL REPORT

  March 31, 2015

The High Yield Strategy Fund and Inverse High Yield Strategy Fund may not be suitable for all investors. • The use of derivatives such as futures, options and swap agreements will expose the fund to additional risks that they would not be subject to if it invested directly in the securities underlying those derivatives. • A highly liquid secondary market may not exist for the credit default swaps the funds invests in, and there can be no assurance that a highly liquid secondary market will develop. • The funds’ market value will change in response to interest rate changes and market conditions among other factors. • You may have a gain or loss when you sell your shares. • In general, bond prices rise when interest rates fall, and vice versa. The funds’ exposure to the high yield bond market may subject the fund to greater volatility because (i) the fund will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. • It is important to note that the funds are not guaranteed by the U.S. government. The funds are subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. • Investing in the Inverse High Yield Strategy Fund involves certain risks, which include volatility due to the Fund’s possible use of short sales of security and derivatives such as options and futures.

Monthly leveraged funds are not suitable for all investors. • These funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking monthly leveraged investment results, and (c) intend to actively monitor and manage their investments. • The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The funds’ use of derivatives, such as futures, options, and swap agreements, may expose the funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Monthly leveraged funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a monthly basis. Because monthly leveraged funds seek to track the performance of their benchmark on a monthly basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the quarterly, annual or other period performance of its benchmark. Due to the compounding of monthly returns, leveraged funds’ returns over periods other than one calendar month will likely differ in amount and possibly direction from the benchmark return for the same period. For those funds that consistently apply leverage, the value of the funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. Monthly leveraged funds rebalance their portfolios on a monthly basis on the last day of each calendar month, increasing exposure in response to that month’s gains or reducing exposure in response to that month’s losses. • Throughout the month, the amount of leverage that a monthly leveraged fund provides is allowed to float. Purchasing monthly leveraged funds on any day other than the last day of each calendar month will likely mean that the monthly leveraged fund’s actual leverage is different from its monthly leverage target. Investors should monitor their monthly leveraged funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the monthly leveraged funds’ prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. • An investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2015

The U.S. continued to enjoy a self-sustaining economic expansion for the 12-month period ended March 31, 2015, although winter weather was likely to distort first-quarter economic data. In addition, U.S. companies scaled back hiring in the last month of the period, adding to evidence that the domestic economy has lost some momentum since the turn of the year. The March increase in payrolls was the smallest since December 2013 and broke a 12-month run of gains above 200,000.

Despite this short-term dislocation, the economy remains on track. Indeed, many other labor market indicators, such as initial jobless claims and the job openings rate, suggest that the U.S. labor market remains quite strong, supporting the conclusion that March’s payroll report was just a temporary blip, similar to the one witnessed last winter. As soon as temporary seasonal factors have dissipated, economic data is likely to bounce back. The labor market has improved over the past year, as subdued mortgage rates and tight housing inventory continue to point to fairly stable appreciation in the housing market, which is key to the ongoing recovery. Consumers are also being helped by lower fuel prices, which are acting as a tax cut for U.S. consumers, freeing up discretionary spending in other areas and acting as a support for consumption.

In Europe, economic data has been surprisingly good and should continue along that path on the back of the European Central Bank’s program of quantitative easing and depreciation of the euro. Japan’s economy remains weak and, without more structural reform, continued monetary accommodation could lead to stagflation. China’s policymakers appear likely to continue the supply of credit and do whatever else is necessary to maintain growth there at an acceptable pace for the near term.

Given weakness overseas and the effect of a stronger U.S. dollar on international earnings, some stocks could face a more challenging environment in the near term, but our research shows that equity markets tend to perform quite well in the periods leading up to a U.S. Federal Reserve (the “Fed”) rate increase. The yield on the 10-year Treasury note declined in January by more than 50 basis points before rebounding in February, echoing the pattern since 2009—Treasury yields decline and a sell-off ensues, driving rates higher. Then conditions stabilize, and rates test their previous lows. Liquidity from foreign central banks and comparatively attractive U.S. yields continue to push global investors to U.S. Treasuries, which should hold down U.S. interest rates in the near term.

Against this backdrop, the U.S. central bank feels pressure to raise its key rate above zero, but insists the decision will be data-dependent and not occur prematurely. With a secular inflation increase unlikely in the near term, slack in the economy, and disinflation being imported from abroad, the Fed may not hike rates until later in the year. The Fed for now appears to be focused on wage growth, which is key for sustaining the expansion but also an indicator of inflationary pressure. The lack of sustained wage growth has been a topic that has confounded the Fed lately. Given the strengthening employment numbers and the apparent reduction in labor market slack, wages should start to increase more steadily across the board. This is one of the most important data points at the moment for the Fed.

The underlying U.S. economy remains strong and investors should avoid being panicked by seasonal setbacks. Indeed, considering the strength of the economy and the wave of liquidity emanating from various central banks around the world, the general investment environment should remain attractive.

For the 12 months ended March 31, 2015, the Standard & Poor’s 500® (“S&P 500”) Index* returned 12.73%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -0.92%. The return of the MSCI Emerging Markets Index* was 0.44%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 5.72% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 2.00%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.03% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2015

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Barclays Long Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. The Long U.S. Treasury Index is market-capitalization weighted and the securities in the index are updated on the last business day of each month.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2014 and ending March 31, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund
Investor Class	1.25%	7.92%	$1,000.00	$1,079.20	$6.48
Advisor Class	1.76%	7.65%	1,000.00	1,076.50	9.11
A-Class	1.50%	7.79%	1,000.00	1,077.90	7.77
C-Class	2.25%	7.39%	1,000.00	1,073.90	11.63
H-Class	1.51%	7.79%	1,000.00	1,077.90	7.82
S&P 500® Fund
A-Class	1.57%	5.06%	1,000.00	1,050.60	8.03
C-Class	2.31%	4.65%	1,000.00	1,046.50	11.79
H-Class	1.56%	5.03%	1,000.00	1,050.30	7.97
Inverse S&P 500® Strategy Fund
Investor Class	1.39%	(6.83%)	1,000.00	931.70	6.69
Advisor Class	1.89%	(6.94%)	1,000.00	930.60	9.10
A-Class	1.64%	(6.98%)	1,000.00	930.20	7.89
C-Class	2.39%	(7.31%)	1,000.00	926.90	11.48
H-Class	1.60%	(7.05%)	1,000.00	929.50	7.70
Monthly Rebalance NASDAQ-100® 2x Strategy Fund[4]
A-Class	1.35%	3.36%	1,000.00	1,033.60	4.55
C-Class	2.13%	3.10%	1,000.00	1,031.00	7.17
H-Class	1.35%	3.14%	1,000.00	1,031.40	4.55
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.44%	(8.44%)	1,000.00	915.60	6.88
Advisor Class	1.93%	(8.74%)	1,000.00	912.60	9.20
A-Class	1.71%	(8.55%)	1,000.00	914.50	8.16
C-Class	2.44%	(8.91%)	1,000.00	910.90	11.62
H-Class	1.68%	(8.52%)	1,000.00	914.80	8.02
Mid-Cap 1.5x Strategy Fund
A-Class	1.62%	16.77%	1,000.00	1,167.70	8.76
C-Class	2.39%	16.35%	1,000.00	1,163.50	12.89
H-Class	1.66%	16.86%	1,000.00	1,168.60	8.98
Inverse Mid-Cap Strategy Fund
A-Class	1.65%	(12.14%)	1,000.00	878.60	7.73
C-Class	2.39%	(12.44%)	1,000.00	875.60	11.18
H-Class	1.64%	(12.11%)	1,000.00	878.90	7.68
Russell 2000® 1.5x Strategy Fund
A-Class	1.69%	20.80%	1,000.00	1,208.00	9.30
C-Class	2.44%	20.33%	1,000.00	1,203.30	13.40
H-Class	1.69%	20.80%	1,000.00	1,208.00	9.30

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period[2]
Russell 2000® Fund
A-Class	1.56%	13.41%	$1,000.00	$1,134.10	$8.30
C-Class	2.64%	12.95%	1,000.00	1,129.50	14.02
H-Class	1.56%	13.38%	1,000.00	1,133.80	8.30
Inverse Russell 2000® Strategy Fund
A-Class	1.71%	(14.59%)	1,000.00	854.10	7.90
C-Class	2.44%	(14.95%)	1,000.00	850.50	11.26
H-Class	1.70%	(14.60%)	1,000.00	854.00	7.86
Government Long Bond 1.2x Strategy Fund
Investor Class	0.94%	18.22%	1,000.00	1,182.20	5.11
Advisor Class	1.45%	17.93%	1,000.00	1,179.30	7.88
A-Class	1.19%	18.11%	1,000.00	1,181.10	6.47
C-Class	1.94%	17.65%	1,000.00	1,176.50	10.53
H-Class	1.18%	18.07%	1,000.00	1,180.70	6.42
Inverse Government Long Bond Strategy Fund
Investor Class	3.08%	(14.52%)	1,000.00	854.80	14.24
Advisor Class	3.58%	(14.70%)	1,000.00	853.00	16.54
A-Class	3.34%	(14.61%)	1,000.00	853.90	15.44
C-Class	4.08%	(14.95%)	1,000.00	850.50	18.82
H-Class	3.07%	(14.56%)	1,000.00	854.40	14.19
High Yield Strategy Fund
A-Class	1.49%	4.01%	1,000.00	1,040.10	7.58
C-Class	2.23%	3.67%	1,000.00	1,036.70	11.32
H-Class	1.44%	4.05%	1,000.00	1,040.50	7.33
Inverse High Yield Strategy Fund
A-Class	1.50%	(7.64%)	1,000.00	923.60	7.19
C-Class	2.23%	(7.15%)	1,000.00	928.50	10.72
H-Class	1.50%	(6.84%)	1,000.00	931.60	7.22
U.S. Government Money Market Fund
Money Market Class	0.21%	0.00%	1,000.00	1,000.00	1.05

THE RYDEX FUNDS ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund
Investor Class	1.25%	5.00%	$1,000.00	$1,018.70	$6.29
Advisor Class	1.76%	5.00%	1,000.00	1,016.16	8.85
A-Class	1.50%	5.00%	1,000.00	1,017.45	7.54
C-Class	2.25%	5.00%	1,000.00	1,013.71	11.30
H-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
S&P 500® Fund
A-Class	1.57%	5.00%	1,000.00	1,017.10	7.90
C-Class	2.31%	5.00%	1,000.00	1,013.41	11.60
H-Class	1.56%	5.00%	1,000.00	1,017.15	7.85
Inverse S&P 500® Strategy Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
Advisor Class	1.89%	5.00%	1,000.00	1,015.51	9.50
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.60%	5.00%	1,000.00	1,016.95	8.05
Monthly Rebalance NASDAQ-100® 2x Strategy Fund[4]
A-Class	1.35%	5.00%	1,000.00	1,018.20	6.79
C-Class	2.13%	5.00%	1,000.00	1,014.26	10.70
H-Class	1.35%	5.00%	1,000.00	1,018.20	6.79
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.44%	5.00%	1,000.00	1,017.75	7.24
Advisor Class	1.93%	5.00%	1,000.00	1,015.31	9.70
A-Class	1.71%	5.00%	1,000.00	1,016.40	8.60
C-Class	2.44%	5.00%	1,000.00	1,012.76	12.24
H-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
Mid-Cap 1.5x Strategy Fund
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.66%	5.00%	1,000.00	1,016.65	8.35
Inverse Mid-Cap Strategy Fund
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Russell 2000® 1.5x Strategy Fund
A-Class	1.69%	5.00%	1,000.00	1,016.50	8.50
C-Class	2.44%	5.00%	1,000.00	1,012.76	12.24
H-Class	1.69%	5.00%	1,000.00	1,016.50	8.50

10 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period[2]
Russell 2000® Fund
A-Class	1.56%	5.00%	$1,000.00	$1,017.15	$7.85
C-Class	2.64%	5.00%	1,000.00	1,011.77	13.24
H-Class	1.56%	5.00%	1,000.00	1,017.15	7.85
Inverse Russell 2000® Strategy Fund
A-Class	1.71%	5.00%	1,000.00	1,016.40	8.60
C-Class	2.44%	5.00%	1,000.00	1,012.76	12.24
H-Class	1.70%	5.00%	1,000.00	1,016.45	8.55
Government Long Bond 1.2x Strategy Fund
Investor Class	0.94%	5.00%	1,000.00	1,020.24	4.73
Advisor Class	1.45%	5.00%	1,000.00	1,017.70	7.29
A-Class	1.19%	5.00%	1,000.00	1,019.00	5.99
C-Class	1.94%	5.00%	1,000.00	1,015.26	9.75
H-Class	1.18%	5.00%	1,000.00	1,019.05	5.94
Inverse Government Long Bond Strategy Fund
Investor Class	3.08%	5.00%	1,000.00	1,009.57	15.43
Advisor Class	3.58%	5.00%	1,000.00	1,007.08	17.91
A-Class	3.34%	5.00%	1,000.00	1,008.28	16.72
C-Class	4.08%	5.00%	1,000.00	1,004.59	20.39
H-Class	3.07%	5.00%	1,000.00	1,009.62	15.38
High Yield Strategy Fund
A-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
C-Class	2.23%	5.00%	1,000.00	1,013.81	11.20
H-Class	1.44%	5.00%	1,000.00	1,017.75	7.24
Inverse High Yield Strategy Fund
A-Class	1.50%	5.00%	1,000.00	1,017.45	7.54
C-Class	2.23%	5.00%	1,000.00	1,013.81	11.20
H-Class	1.50%	5.00%	1,000.00	1,017.45	7.54
U.S. Government Money Market Fund
Money Market Class	0.21%	5.00%	1,000.00	1,023.88	1.06

[1]
This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.40%, 1.90%, 1.65%, 2.40% and 1.60% for the Investor Class, Advisor Class, A-Class, C-Class and H-Class, respectively. Excludes expenses of the underlying funds in which the Funds invest.

[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2014 to March 31, 2015.
[4]
Since commencement of operations: November 28, 2014. Expenses paid based on actual fund return are calculated using 121 days from the commencement of operations. Expenses paid based on hypothetical 5% return are calculated using 182 days.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2015, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund Investor Class returned 17.36%, while the S&P 500 Index returned 12.73% over the same period.

Sectors that contributed most to performance of the underlying index were Health Care and Information Technology. The sector that contributed least was Telecommunication Services, followed by Materials. Energy was the only sector that detracted from return.

Apple, Inc., Home Depot, Inc., and Gilead Sciences, Inc., were the holdings that contributed most to performance of the underlying index for the period. Bank of America Corp., International Business Machines Corp., and Exxon Mobil Corp. detracted the most from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31,2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Inception Dates:
Investor Class	July 12, 1993
Advisor Class	October 15, 1998
A-Class	March 31, 2004
C-Class	March 14, 2001
H-Class	September 18, 2014

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	6.3%
Apple, Inc.	3.3%
Exxon Mobil Corp.	1.6%
Microsoft Corp.	1.5%
Johnson & Johnson	1.3%
Berkshire Hathaway, Inc. — Class B	1.2%
Wells Fargo & Co.	1.2%
General Electric Co.	1.1%
JPMorgan Chase & Co.	1.0%
Procter & Gamble Co.	1.0%
Top Ten Total	19.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	17.36%	19.57%	8.07%
Advisor Class Shares	16.79%	18.98%	7.52%
A-Class Shares	17.09%	19.28%	7.79%
A-Class Shares with sales charge†	11.52%	18.12%	7.27%
C-Class Shares	16.19%	18.40%	7.00%
C-Class Shares with CDSC‡	15.19%	18.40%	7.00%
S&P 500 Index	12.73%	14.47%	8.01%
			Since Inception (09/18/14)
H-Class Shares			4.61%
S&P 500 Index			3.92%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares, C-Class shares, and H-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 31, 2015
NOVA FUND

	Shares	Value

COMMON STOCKS† - 83.3%

CONSUMER, NON-CYCLICAL - 19.5%
Johnson & Johnson	20,013	$2,013,309
Procter & Gamble Co.	19,437	1,592,667
Pfizer, Inc.	44,112	1,534,656
Merck & Company, Inc.	20,428	1,174,201
Coca-Cola Co.	28,284	1,146,917
Gilead Sciences, Inc.*	10,720	1,051,953
PepsiCo, Inc.	10,670	1,020,265
Amgen, Inc.	5,462	873,101
Philip Morris International, Inc.	11,134	838,725
Actavis plc*	2,812	836,808
UnitedHealth Group, Inc.	6,864	811,943
Medtronic plc	10,257	799,942
Bristol-Myers Squibb Co.	11,963	771,614
Biogen, Inc.*	1,689	713,163
Altria Group, Inc.	14,174	708,983
AbbVie, Inc.	11,472	671,571
Celgene Corp.*	5,762	664,243
MasterCard, Inc. — Class A	7,026	606,976
Eli Lilly & Co.	7,038	511,311
Abbott Laboratories	10,861	503,190
Express Scripts Holding Co.*	5,232	453,981
Mondelez International, Inc. — Class A	11,872	428,459
Colgate-Palmolive Co.	6,137	425,540
McKesson Corp.	1,676	379,112
Kraft Foods Group, Inc.	4,232	368,671
Anthem, Inc.	1,920	296,467
Automatic Data Processing, Inc.	3,421	292,974
Kimberly-Clark Corp.	2,630	281,699
Kroger Co.	3,536	271,070
Aetna, Inc.	2,531	269,627
Baxter International, Inc.	3,905	267,493
Alexion Pharmaceuticals, Inc.*	1,455	252,152
General Mills, Inc.	4,345	245,927
Cigna Corp.	1,860	240,758
Regeneron Pharmaceuticals, Inc.*	531	239,736
Archer-Daniels-Midland Co.	4,565	216,381
Becton Dickinson and Co.	1,503	215,828
Cardinal Health, Inc.	2,376	214,482
Vertex Pharmaceuticals, Inc.*	1,742	205,504
McGraw Hill Financial, Inc.	1,969	203,595
Stryker Corp.	2,154	198,707
Humana, Inc.	1,078	191,906
AmerisourceBergen Corp. — Class A	1,502	170,732
Boston Scientific Corp.*	9,576	169,974
Lorillard, Inc.	2,591	169,322
Perrigo Company plc	1,014	167,868
Zoetis, Inc.	3,604	166,829
Sysco Corp.	4,263	160,843
HCA Holdings, Inc.*	2,119	159,413
Mylan N.V.*	2,685	159,355
Reynolds American, Inc.	2,218	152,842
Mead Johnson Nutrition Co. — Class A	1,456	146,372
Monster Beverage Corp.*	1,053	145,730
Zimmer Holdings, Inc.	1,223	143,727
Constellation Brands, Inc. — Class A*	1,212	140,846
Whole Foods Market, Inc.	2,597	135,252
Estee Lauder Companies, Inc. — Class A	1,605	133,472
Moody’s Corp.	1,280	132,864
Intuitive Surgical, Inc.*	263	132,823
St. Jude Medical, Inc.	2,025	132,435
Kellogg Co.	1,823	120,227
Endo International plc*	1,279	114,726
ConAgra Foods, Inc.	3,067	112,038
Edwards Lifesciences Corp.*	776	110,549
Dr Pepper Snapple Group, Inc.	1,390	109,087
Hospira, Inc.*	1,234	108,395
Hershey Co.	1,065	107,469
Mallinckrodt plc*	839	106,259
Clorox Co.	945	104,319
Brown-Forman Corp. — Class B	1,122	101,373
DaVita HealthCare Partners, Inc.*	1,243	101,031
Keurig Green Mountain, Inc.	873	97,540
Laboratory Corporation of America Holdings*	722	91,037
CR Bard, Inc.	535	89,532
Molson Coors Brewing Co. — Class B	1,151	85,692
JM Smucker Co.	732	84,714
Henry Schein, Inc.*	604	84,330
Tyson Foods, Inc. — Class A	2,103	80,545
Equifax, Inc.	860	79,980
Quest Diagnostics, Inc.	1,039	79,847
Western Union Co.	3,754	78,121
Universal Health Services, Inc. — Class B	655	77,100
McCormick & Company, Inc.	923	71,173
Coca-Cola Enterprises, Inc.	1,562	69,040
Varian Medical Systems, Inc.*	720	67,745
H&R Block, Inc.	1,981	63,531
United Rentals, Inc.*	696	63,447
Campbell Soup Co.	1,279	59,537
Robert Half International, Inc.	974	58,946
Cintas Corp.	702	57,304
Hormel Foods Corp.	970	55,145
DENTSPLY International, Inc.	1,010	51,399
ADT Corp.	1,232	51,153
Total System Services, Inc.	1,186	45,246
Quanta Services, Inc.*	1,522	43,423
Tenet Healthcare Corp.*	710	35,152
Avery Dennison Corp.	651	34,444
Patterson Companies, Inc.	617	30,103
Total Consumer, Non-cyclical		30,707,005

FINANCIAL - 13.8%
Berkshire Hathaway, Inc. — Class B*	13,126	1,894,345
Wells Fargo & Co.	33,746	1,835,782
JPMorgan Chase & Co.	26,834	1,625,605
Bank of America Corp.	75,714	1,165,238

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
NOVA FUND

	Shares	Value

Citigroup, Inc.	21,836	$1,124,991
Visa, Inc. — Class A	13,962	913,254
U.S. Bancorp	12,821	559,893
Goldman Sachs Group, Inc.	2,916	548,121
American International Group, Inc.	9,879	541,270
American Express Co.	6,308	492,782
Simon Property Group, Inc.	2,237	437,646
MetLife, Inc.	8,043	406,573
Morgan Stanley	11,098	396,088
PNC Financial Services Group, Inc.	3,748	349,464
BlackRock, Inc. — Class A	914	334,378
Bank of New York Mellon Corp.	8,017	322,604
Capital One Financial Corp.	3,970	312,915
American Tower Corp. — Class A	3,041	286,310
ACE Ltd.	2,356	262,670
Prudential Financial, Inc.	3,268	262,453
Charles Schwab Corp.	8,305	252,804
Travelers Companies, Inc.	2,314	250,213
State Street Corp.	2,967	218,164
Marsh & McLennan Companies, Inc.	3,878	217,517
CME Group, Inc. — Class A	2,282	216,128
Allstate Corp.	2,997	213,296
Public Storage	1,045	206,011
Equity Residential	2,618	203,837
BB&T Corp.	5,188	202,280
Aflac, Inc.	3,159	202,208
Crown Castle International Corp.	2,404	198,426
Health Care REIT, Inc.	2,515	194,560
Aon plc	2,017	193,874
Intercontinental Exchange, Inc.	806	188,016
Discover Financial Services	3,220	181,447
Ventas, Inc.	2,381	173,861
Ameriprise Financial, Inc.	1,315	172,055
Chubb Corp.	1,662	168,028
AvalonBay Communities, Inc.	950	165,538
Prologis, Inc.	3,686	160,562
SunTrust Banks, Inc.	3,775	155,115
Boston Properties, Inc.	1,103	154,949
T. Rowe Price Group, Inc.	1,877	151,999
Franklin Resources, Inc.	2,820	144,722
HCP, Inc.	3,317	143,328
Vornado Realty Trust	1,258	140,896
General Growth Properties, Inc.	4,523	133,655
Hartford Financial Services Group, Inc.	3,030	126,715
Weyerhaeuser Co.	3,779	125,274
Invesco Ltd.	3,089	122,602
M&T Bank Corp.	957	121,539
Fifth Third Bancorp	5,864	110,536
Northern Trust Corp.	1,580	110,047
Host Hotels & Resorts, Inc.	5,452	110,021
Essex Property Trust, Inc.	469	107,823
Lincoln National Corp.	1,845	106,014
Progressive Corp.	3,858	104,938
Principal Financial Group, Inc.	1,970	101,199
Regions Financial Corp.	9,665	91,334
SL Green Realty Corp.	710	91,150
Loews Corp.	2,149	87,744
KeyCorp	6,156	87,169
Macerich Co.	1,013	85,426
Affiliated Managers Group, Inc.*	394	84,623
Kimco Realty Corp.	2,970	79,745
CBRE Group, Inc. — Class A*	2,013	77,923
XL Group plc — Class A	1,837	67,602
Huntington Bancshares, Inc.	5,831	64,433
Unum Group	1,810	61,051
E*TRADE Financial Corp.*	2,080	59,394
Navient Corp.	2,889	58,733
Comerica, Inc.	1,284	57,947
Cincinnati Financial Corp.	1,064	56,690
Plum Creek Timber Company, Inc.	1,267	55,051
Torchmark Corp.	915	50,252
Iron Mountain, Inc.	1,346	49,102
Apartment Investment & Management Co. — Class A	1,126	44,319
NASDAQ OMX Group, Inc.	851	43,350
Zions Bancorporation	1,461	39,447
Legg Mason, Inc.	714	39,413
Hudson City Bancorp, Inc.	3,464	36,303
People’s United Financial, Inc.	2,219	33,729
Assurant, Inc.	496	30,459
Genworth Financial, Inc. — Class A*	3,575	26,133
Total Financial		21,881,101

TECHNOLOGY - 11.2%
Apple, Inc.	41,924	5,216,604
Microsoft Corp.	59,046	2,400,515
Intel Corp.	34,087	1,065,901
International Business Machines Corp.	6,616	1,061,868
Oracle Corp.	23,073	995,600
QUALCOMM, Inc.	11,873	823,274
Texas Instruments, Inc.	7,537	431,004
Accenture plc — Class A	4,522	423,667
Hewlett-Packard Co.	13,082	407,635
EMC Corp.	14,309	365,738
salesforce.com, Inc.*	4,356	291,024
Cognizant Technology Solutions Corp. — Class A*	4,388	273,767
Adobe Systems, Inc.*	3,425	253,245
Avago Technologies Ltd.	1,847	234,532
Micron Technology, Inc.*	7,754	210,366
Applied Materials, Inc.	8,843	199,497
Intuit, Inc.	1,992	193,144
Broadcom Corp. — Class A	3,923	169,846
Cerner Corp.*	2,195	160,806
Western Digital Corp.	1,563	142,249
Analog Devices, Inc.	2,243	141,309
Fidelity National Information Services, Inc.	2,052	139,659

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
NOVA FUND

	Shares	Value

Fiserv, Inc.*	1,719	$136,489
Skyworks Solutions, Inc.	1,374	135,050
Electronic Arts, Inc.*	2,238	131,628
Seagate Technology plc	2,364	122,999
Paychex, Inc.	2,353	116,744
Red Hat, Inc.*	1,320	99,990
SanDisk Corp.	1,533	97,529
Xerox Corp.	7,524	96,683
Autodesk, Inc.*	1,632	95,700
Altera Corp.	2,166	92,943
Akamai Technologies, Inc.*	1,288	91,506
Linear Technology Corp.	1,723	80,636
Lam Research Corp.	1,147	80,560
Xilinx, Inc.	1,882	79,609
NetApp, Inc.	2,244	79,572
NVIDIA Corp.	3,717	77,778
CA, Inc.	2,295	74,840
Citrix Systems, Inc.*	1,150	73,451
Microchip Technology, Inc.	1,450	70,905
KLA-Tencor Corp.	1,171	68,258
Computer Sciences Corp.	1,015	66,259
Teradata Corp.*	1,045	46,126
Pitney Bowes, Inc.	1,451	33,837
Dun & Bradstreet Corp.	259	33,245
Total Technology		17,683,587

COMMUNICATIONS - 9.8%
Verizon Communications, Inc.	29,909	1,454,475
Facebook, Inc. — Class A*	15,110	1,242,268
AT&T, Inc.	37,356	1,219,673
Walt Disney Co.	11,255	1,180,537
Google, Inc. — Class A*	2,056	1,140,463
Google, Inc. — Class C*	2,060	1,128,880
Comcast Corp. — Class A	18,289	1,032,779
Amazon.com, Inc.*	2,742	1,020,298
Cisco Systems, Inc.	36,741	1,011,296
Time Warner, Inc.	5,978	504,782
eBay, Inc.*	7,925	457,114
Twenty-First Century Fox, Inc. — Class A	13,160	445,334
Priceline Group, Inc.*	374	435,392
DIRECTV*	3,619	307,977
Time Warner Cable, Inc.	2,023	303,207
Yahoo!, Inc.*	6,266	278,430
CBS Corp. — Class B	3,293	199,655
Netflix, Inc.*	436	181,677
Viacom, Inc. — Class B	2,629	179,561
CenturyLink, Inc.	4,077	140,860
Omnicom Group, Inc.	1,776	138,493
Alliance Data Systems Corp.*	452	133,905
Symantec Corp.	4,912	114,769
Level 3 Communications, Inc.*	2,064	111,126
Nielsen N.V.	2,272	101,263
Equinix, Inc.	406	94,537
Motorola Solutions, Inc.	1,373	91,538
Expedia, Inc.	712	67,021
TripAdvisor, Inc.*	802	66,702
Interpublic Group of Companies, Inc.	2,968	65,652
Gannett Company, Inc.	1,634	60,589
F5 Networks, Inc.*	519	59,654
Harris Corp.	750	59,070
Juniper Networks, Inc.	2,607	58,866
News Corp. — Class A*	3,595	57,556
Discovery Communications, Inc. — Class C*	1,946	57,358
Frontier Communications Corp.	7,215	50,866
VeriSign, Inc.*	757	50,696
Scripps Networks Interactive, Inc. — Class A	701	48,061
Discovery Communications, Inc. — Class A*	1,071	32,944
Windstream Holdings, Inc.	4,337	32,094
Cablevision Systems Corp. — Class A	1,579	28,896
Total Communications		15,446,314

CONSUMER, CYCLICAL - 8.8%
Home Depot, Inc.	9,486	1,077,704
Wal-Mart Stores, Inc.	11,367	934,935
CVS Health Corp.	8,100	836,001
McDonald’s Corp.	6,918	674,089
Walgreens Boots Alliance, Inc.	6,276	531,452
Lowe’s Companies, Inc.	7,002	520,879
Starbucks Corp.	5,397	511,096
NIKE, Inc. — Class B	5,037	505,362
Costco Wholesale Corp.	3,167	479,785
Ford Motor Co.	28,473	459,554
Target Corp.	4,584	376,209
General Motors Co.	9,736	365,100
TJX Companies, Inc.	4,915	344,297
American Airlines Group, Inc.	5,162	272,450
Delta Air Lines, Inc.	5,933	266,748
Yum! Brands, Inc.	3,118	245,449
Johnson Controls, Inc.	4,731	238,632
Southwest Airlines Co.	4,866	215,564
VF Corp.	2,464	185,563
L Brands, Inc.	1,770	166,893
Delphi Automotive plc	2,089	166,577
Dollar General Corp.	2,184	164,630
PACCAR, Inc.	2,552	161,133
Macy’s, Inc.	2,451	159,094
O’Reilly Automotive, Inc.*	732	158,288
AutoZone, Inc.*	231	157,579
Ross Stores, Inc.	1,490	156,986
Carnival Corp.	3,242	155,098
Chipotle Mexican Grill, Inc. — Class A*	223	145,070
Dollar Tree, Inc.*	1,481	120,176
Marriott International, Inc. — Class A	1,493	119,918
Kohl’s Corp.	1,454	113,776
Whirlpool Corp.	563	113,760
CarMax, Inc.*	1,512	104,343
Starwood Hotels & Resorts Worldwide, Inc.	1,236	103,206
Bed Bath & Beyond, Inc.*	1,336	102,571

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
NOVA FUND

	Shares	Value

Genuine Parts Co.	1,099	$102,416
WW Grainger, Inc.	433	102,106
BorgWarner, Inc.	1,630	98,582
Royal Caribbean Cruises Ltd.	1,186	97,074
Under Armour, Inc. — Class A*	1,201	96,981
Hanesbrands, Inc.	2,885	96,676
Michael Kors Holdings Ltd.*	1,445	95,009
Harley-Davidson, Inc.	1,523	92,507
Tractor Supply Co.	980	83,359
Mohawk Industries, Inc.*	447	83,030
The Gap, Inc.	1,910	82,760
Coach, Inc.	1,985	82,239
Nordstrom, Inc.	1,013	81,364
Fastenal Co.	1,957	81,088
Best Buy Company, Inc.	2,096	79,208
Wyndham Worldwide Corp.	869	78,618
Newell Rubbermaid, Inc.	1,952	76,265
Staples, Inc.	4,611	75,090
Wynn Resorts Ltd.	584	73,514
Tiffany & Co.	810	71,288
DR Horton, Inc.	2,393	68,152
Lennar Corp. — Class A	1,286	66,628
Harman International Industries, Inc.	494	66,013
PVH Corp.	593	63,190
Darden Restaurants, Inc.	893	61,921
Ralph Lauren Corp. — Class A	434	57,071
Mattel, Inc.	2,435	55,640
Family Dollar Stores, Inc.	692	54,834
PulteGroup, Inc.	2,385	53,019
Goodyear Tire & Rubber Co.	1,941	52,562
Hasbro, Inc.	805	50,908
Leggett & Platt, Inc.	996	45,906
AutoNation, Inc.*	540	34,738
Urban Outfitters, Inc.*	720	32,868
GameStop Corp. — Class A1	782	29,685
Fossil Group, Inc.*	319	26,302
Total Consumer, Cyclical		13,958,578

INDUSTRIAL - 8.6%
General Electric Co.	72,442	1,797,287
3M Co.	4,569	753,657
Boeing Co.	4,715	707,627
United Technologies Corp.	5,948	697,106
Union Pacific Corp.	6,343	687,010
Honeywell International, Inc.	5,634	587,683
United Parcel Service, Inc. — Class B	5,002	484,894
Lockheed Martin Corp.	1,931	391,916
Thermo Fisher Scientific, Inc.	2,856	383,675
Danaher Corp.	4,419	375,173
Caterpillar, Inc.	4,363	349,170
FedEx Corp.	1,896	313,693
General Dynamics Corp.	2,268	307,836
Emerson Electric Co.	4,932	279,251
Illinois Tool Works, Inc.	2,513	244,113
Raytheon Co.	2,213	241,770
CSX Corp.	7,130	236,146
Eaton Corporation plc	3,416	232,083
Northrop Grumman Corp.	1,429	230,012
Norfolk Southern Corp.	2,214	227,865
Deere & Co.	2,443	214,227
Precision Castparts Corp.	1,020	214,200
TE Connectivity Ltd.	2,924	209,417
Corning, Inc.	9,151	207,544
Cummins, Inc.	1,212	168,032
Waste Management, Inc.	3,073	166,649
Amphenol Corp. — Class A	2,233	131,591
Tyco International plc	3,024	130,213
Ingersoll-Rand plc	1,896	129,080
Roper Industries, Inc.	723	124,356
Parker-Hannifin Corp.	1,025	121,750
Rockwell Automation, Inc.	975	113,090
Stanley Black & Decker, Inc.	1,133	108,043
Agilent Technologies, Inc.	2,417	100,426
Rockwell Collins, Inc.	957	92,398
AMETEK, Inc.	1,736	91,209
Textron, Inc.	1,992	88,305
Stericycle, Inc.*	611	85,803
Pentair plc	1,314	82,637
Kansas City Southern	795	81,154
Dover Corp.	1,174	81,147
Vulcan Materials Co.	951	80,169
CH Robinson Worldwide, Inc.	1,054	77,174
Pall Corp.	768	77,100
L-3 Communications Holdings, Inc.	595	74,845
Waters Corp.*	598	74,343
Republic Services, Inc. — Class A	1,804	73,170
Ball Corp.	989	69,863
Sealed Air Corp.	1,513	68,932
Masco Corp.	2,516	67,177
Expeditors International of Washington, Inc.	1,380	66,488
Martin Marietta Materials, Inc.	445	62,211
Snap-on, Inc.	419	61,618
Fluor Corp.	1,064	60,818
MeadWestvaco Corp.	1,205	60,093
Flowserve Corp.	970	54,795
Xylem, Inc.	1,313	45,981
Allegion plc	692	42,330
Jacobs Engineering Group, Inc.*	924	41,728
PerkinElmer, Inc.	814	41,628
Garmin Ltd.	870	41,342
Ryder System, Inc.	381	36,153
FLIR Systems, Inc.	1,007	31,499
Owens-Illinois, Inc.*	1,182	27,564
Joy Global, Inc.	701	27,465
Total Industrial		13,633,724

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
NOVA FUND

	Shares	Value

ENERGY - 6.7%
Exxon Mobil Corp.	30,191	$2,566,234
Chevron Corp.	13,533	1,420,694
Schlumberger Ltd.	9,179	765,896
ConocoPhillips	8,864	551,873
Kinder Morgan, Inc.	12,265	515,866
Occidental Petroleum Corp.	5,546	404,858
EOG Resources, Inc.	3,947	361,900
Phillips 66	3,912	307,483
Anadarko Petroleum Corp.	3,647	302,008
Halliburton Co.	6,116	268,370
Williams Companies, Inc.	4,845	245,109
Valero Energy Corp.	3,706	235,776
Marathon Petroleum Corp.	1,966	201,299
Baker Hughes, Inc.	3,127	198,815
Pioneer Natural Resources Co.	1,073	175,446
Spectra Energy Corp.	4,830	174,701
Devon Energy Corp.	2,782	167,782
Apache Corp.	2,712	163,615
National Oilwell Varco, Inc.	2,951	147,520
Noble Energy, Inc.	2,784	136,138
Marathon Oil Corp.	4,859	126,868
Hess Corp.	1,749	118,705
Equities Corp.	1,093	90,577
Cabot Oil & Gas Corp. — Class A	2,974	87,822
Tesoro Corp.	899	82,070
Cimarex Energy Co.	630	72,507
ONEOK, Inc.	1,501	72,408
Southwestern Energy Co.*	2,768	64,190
Cameron International Corp.*	1,395	62,942
Range Resources Corp.	1,194	62,136
FMC Technologies, Inc.*	1,666	61,659
Murphy Oil Corp.	1,201	55,967
Helmerich & Payne, Inc.	775	52,755
Chesapeake Energy Corp.	3,725	52,746
CONSOL Energy, Inc.	1,658	46,242
Newfield Exploration Co.*	1,157	40,599
Transocean Ltd.1	2,452	35,971
Ensco plc — Class A	1,686	35,524
First Solar, Inc.*	542	32,406
Noble Corporation plc	1,741	24,861
QEP Resources, Inc.	1,163	24,249
Diamond Offshore Drilling, Inc.	484	12,966
Total Energy		10,627,553

UTILITIES - 2.5%
Duke Energy Corp.	5,093	391,040
NextEra Energy, Inc.	3,192	332,127
Dominion Resources, Inc.	4,233	299,993
Southern Co.	6,549	289,990
Exelon Corp.	6,189	208,012
American Electric Power Company, Inc.	3,525	198,281
PG&E Corp.	3,429	181,977
Sempra Energy	1,667	181,736
PPL Corp.	4,800	161,568
Public Service Enterprise Group, Inc.	3,643	152,715
Edison International	2,346	146,555
Consolidated Edison, Inc.	2,109	128,649
Xcel Energy, Inc.	3,642	126,778
Eversource Energy	2,281	115,236
FirstEnergy Corp.	3,032	106,302
DTE Energy Co.	1,276	102,960
Entergy Corp.	1,299	100,660
NiSource, Inc.	2,276	100,508
Wisconsin Energy Corp.	1,624	80,388
Ameren Corp.	1,746	73,681
CMS Energy Corp.	1,983	69,227
CenterPoint Energy, Inc.	3,094	63,149
NRG Energy, Inc.	2,432	61,262
AES Corp.	4,653	59,791
SCANA Corp.	1,029	56,585
Pinnacle West Capital Corp.	796	50,745
Pepco Holdings, Inc.	1,820	48,831
AGL Resources, Inc.	861	42,749
Integrys Energy Group, Inc.	573	41,267
TECO Energy, Inc.	1,695	32,883
Total Utilities		4,005,645

BASIC MATERIALS - 2.4%
EI du Pont de Nemours & Co.	6,518	465,841
Monsanto Co.	3,478	391,414
Dow Chemical Co.	7,833	375,827
Praxair, Inc.	2,079	251,018
LyondellBasell Industries N.V. — Class A	2,850	250,230
Ecolab, Inc.	1,939	221,783
PPG Industries, Inc.	979	220,804
Air Products & Chemicals, Inc.	1,388	209,977
International Paper Co.	3,043	168,856
Sherwin-Williams Co.	581	165,295
Freeport-McMoRan, Inc.	7,484	141,822
Sigma-Aldrich Corp.	860	118,895
Alcoa, Inc.	8,797	113,657
Nucor Corp.	2,296	109,129
Mosaic Co.	2,238	103,082
CF Industries Holdings, Inc.	345	97,870
Newmont Mining Corp.	3,590	77,939
Eastman Chemical Co.	1,071	74,177
International Flavors & Fragrances, Inc.	581	68,209
FMC Corp.	960	54,960
Airgas, Inc.	487	51,676
Allegheny Technologies, Inc.	783	23,498
Total Basic Materials		3,755,959

DIVERSIFIED - 0.0%
Leucadia National Corp.	2,270	50,598

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
NOVA FUND

	Shares	Value

Total Common Stocks
(Cost $99,857,034)		$131,750,064

MUTUAL FUNDS† - 6.3%
Guggenheim Strategy Fund I2	402,097	10,012,215
Total Mutual Funds
(Cost $9,995,235)		10,012,215

	Face Amount

REPURCHASE AGREEMENTS††,3 - 3.6%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$4,458,421	4,458,421
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	681,341	681,341
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	546,888	546,888
Total Repurchase Agreements
(Cost $5,686,650)		5,686,650

SECURITIES LENDING COLLATERAL††,4 - 0.0%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	20,372	20,372
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	7,008	7,008
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	3,617	3,617
Total Securities Lending Collateral
(Cost $30,997)		30,997

Total Investments - 93.2%
(Cost $115,569,916)		$147,479,926
Other Assets & Liabilities, net - 6.8%		10,791,931
Total Net Assets - 100.0%		$158,271,857

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2015 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $25,743,750)	250	$51,181

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc April 2015 S&P 500 Index Swap, Terminating 04/30/155 (Notional Value $77,397,405)	37,428	$270,194
Credit Suisse Capital, LLC April 2015 S&P 500 Index Swap, Terminating 04/28/155 (Notional Value $1,446,763)	700	9,976
Goldman Sachs International April 2015 S&P 500 Index Swap, Terminating 04/28/155 (Notional Value $1,060,149)	513	7,287
(Total Notional Value $79,904,317)		$287,457

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
3	Repurchase Agreements — See Note 5.
4	Securities lending collateral — See Note 6.
5	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $30,716 of securities loaned (cost $109,852,269)	$141,762,279
Repurchase agreements, at value (cost $5,717,647)	5,717,647
Total investments (cost $115,569,916)	147,479,926
Segregated cash with broker	8,618,647
Unrealized appreciation on swap agreements	287,457
Cash	1,313
Receivables:
Securities sold	13,926,440
Fund shares sold	7,139,282
Dividends	161,960
Swap settlement	25,646
Securities lending income	163
Interest	5
Total assets	177,640,839

Liabilities:
Payable for:
Fund shares redeemed	18,822,042
Variation margin	201,250
Management fees	103,900
Transfer agent and administrative fees	34,633
Return of securities loaned	31,450
Securities purchased	28,740
Distribution and service fees	13,873
Portfolio accounting fees	13,853
Miscellaneous	119,241
Total liabilities	19,368,982
Commitments and contingent liabilities (Note 15)	—
Net assets	$158,271,857

Net assets consist of:
Paid in capital	$133,676,112
Undistributed net investment income	261,033
Accumulated net realized loss on investments	(7,913,936)
Net unrealized appreciation on investments	32,248,648
Net assets	$158,271,857

Investor Class:
Net assets	$136,799,599
Capital shares outstanding	2,768,120
Net asset value per share	$49.42

Advisor Class:
Net assets	$3,857,079
Capital shares outstanding	85,565
Net asset value per share	$45.08

A-Class:
Net assets	$3,930,328
Capital shares outstanding	84,707
Net asset value per share	$46.40
Maximum offering price per share (Net asset value divided by 95.25%)	$48.71

C-Class:
Net assets	$11,992,519
Capital shares outstanding	282,183
Net asset value per share	$42.50

H-Class:
Net assets	$1,692,332
Capital shares outstanding	36,469
Net asset value per share	$46.40

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $361)	$2,323,941
Interest	3,529
Income from securities lending, net	968
Total investment income	2,328,438

Expenses:
Management fees	1,107,899
Transfer agent and administrative fees	369,300
Distribution and service fees:
Advisor Class	69,750
A-Class	7,096
C-Class	109,207
H-Class**	5,403
Portfolio accounting fees	147,719
Custodian fees	17,267
Trustees’ fees*	9,177
Line of credit fees	566
Miscellaneous	224,021
Total expenses	2,067,405
Net investment income	261,033

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$4,837,548
Swap agreements	5,057,830
Futures contracts	5,670,134
Net realized gain	15,565,512
Net change in unrealized appreciation (depreciation) on:
Investments	5,411,522
Swap agreements	(49,146)
Futures contracts	(221,076)
Net change in unrealized appreciation (depreciation)	5,141,300
Net realized and unrealized gain	20,706,812
Net increase in net assets resulting from operations	$20,967,845

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: September 18, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$261,033	$179,996
Net realized gain on investments	15,565,512	11,012,089
Net change in unrealized appreciation (depreciation) on investments	5,141,300	11,266,770
Net increase in net assets resulting from operations	20,967,845	22,458,855

Distributions to shareholders from:
Net investment income
Investor Class	(127,360)	—
Advisor Class	(24,443)	—
A-Class	(4,698)	—
C-Class	(12,406)	—
H-Class*	(244)	—
Total distributions to shareholders	(169,151)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	608,271,001	498,203,037
Advisor Class	251,879,413	225,410,140
A-Class	6,568,419	1,020,317
C-Class	5,111,829	2,942,771
H-Class*	88,621,421	—
Distributions reinvested
Investor Class	122,980	—
Advisor Class	24,400	—
A-Class	4,554	—
C-Class	11,924	—
H-Class*	244	—
Cost of shares redeemed
Investor Class	(590,801,336)	(464,394,553)
Advisor Class	(259,841,399)	(232,200,336)
A-Class	(4,276,469)	(1,333,344)
C-Class	(5,079,311)	(3,860,568)
H-Class*	(86,211,806)	—
Net increase from capital share transactions	14,405,864	25,787,464
Net increase in net assets	35,204,558	48,246,319

Net assets:
Beginning of year	123,067,299	74,820,980
End of year	$158,271,857	$123,067,299
Undistributed net investment income at end of year	$261,033	$169,151

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2015	Year Ended March 31, 2014
Capital share activity:
Shares sold
Investor Class	13,070,082	13,162,417
Advisor Class	6,029,241	6,534,602
A-Class	148,884	29,025
C-Class	126,849	92,387
H-Class*	1,938,918	—
Shares issued from reinvestment of distributions
Investor Class	2,527	—
Advisor Class	549	—
A-Class	100	—
C-Class	284	—
H-Class*	5	—
Shares redeemed
Investor Class	(12,754,141)	(12,359,847)
Advisor Class	(6,156,017)	(6,734,244)
A-Class	(95,445)	(37,200)
C-Class	(128,803)	(118,184)
H-Class*	(1,902,454)	—
Net increase in shares	280,579	568,956

*	Since commencement of operations: September 18, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$42.15	$32.05	$26.82	$24.59	$20.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.14	.05	.08	.02
Net gain (loss) on investments (realized and unrealized)	7.18	9.96	5.21	2.15	4.31
Total from investment operations	7.32	10.10	5.26	2.23	4.33
Less distributions from:
Net investment income	(.05)	—	(.03)	—	(.02)
Total distributions	(.05)	—	(.03)	—	(.02)
Net asset value, end of period	$49.42	$42.15	$32.05	$26.82	$24.59

Total Return[b]	17.36%	31.51%	19.62%	9.07%	21.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$136,800	$103,254	$52,785	$54,598	$65,102
Ratios to average net assets:
Net investment income (loss)	0.31%	0.37%	0.20%	0.36%	0.11%
Total expenses[c]	1.27%	1.28%	1.26%	1.26%	1.29%
Portfolio turnover rate	403%	259%	137%	116%	53%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$38.64	$29.51	$24.85	$22.88	$18.97
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.04)	(.11)	(.04)	(.07)
Net gain (loss) on investments (realized and unrealized)	6.59	9.17	4.80	2.01	4.00
Total from investment operations	6.49	9.13	4.69	1.97	3.93
Less distributions from:
Net investment income	(.05)	—	(.03)	—	(.02)
Total distributions	(.05)	—	(.03)	—	(.02)
Net asset value, end of period	$45.08	$38.64	$29.51	$24.85	$22.88

Total Return[b]	16.79%	30.94%	18.93%	8.57%	20.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,857	$8,183	$12,141	$11,112	$6,318
Ratios to average net assets:
Net investment income (loss)	(0.23%)	(0.12%)	(0.43%)	(0.18%)	(0.37%)
Total expenses[c]	1.78%	1.78%	1.75%	1.75%	1.79%
Portfolio turnover rate	403%	259%	137%	116%	53%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$39.67	$30.23	$25.38	$23.32	$19.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.05	(.01)	.01	(.02)
Net gain (loss) on investments (realized and unrealized)	6.76	9.39	4.89	2.05	4.08
Total from investment operations	6.78	9.44	4.88	2.06	4.06
Less distributions from:
Net investment income	(.05)	—	(.03)	—	(.02)
Total distributions	(.05)	—	(.03)	—	(.02)
Net asset value, end of period	$46.40	$39.67	$30.23	$25.38	$23.32

Total Return[b]	17.09%	31.23%	19.28%	8.79%	21.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,930	$1,237	$1,189	$1,472	$5,843
Ratios to average net assets:
Net investment income (loss)	0.05%	0.14%	(0.04%)	0.06%	(0.11%)
Total expenses[c]	1.52%	1.53%	1.50%	1.51%	1.54%
Portfolio turnover rate	403%	259%	137%	116%	53%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$36.62	$28.11	$23.77	$22.01	$18.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.20)	(.19)	(.13)	(.16)
Net gain (loss) on investments (realized and unrealized)	6.21	8.71	4.56	1.89	3.86
Total from investment operations	5.93	8.51	4.37	1.76	3.70
Less distributions from:
Net investment income	(.05)	—	(.03)	—	(.02)
Total distributions	(.05)	—	(.03)	—	(.02)
Net asset value, end of period	$42.50	$36.62	$28.11	$23.77	$22.01

Total Return[b]	16.19%	30.27%	18.39%	8.00%	20.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,993	$10,394	$8,705	$8,829	$10,461
Ratios to average net assets:
Net investment income (loss)	(0.70%)	(0.62%)	(0.79%)	(0.62%)	(0.85%)
Total expenses[c]	2.27%	2.28%	2.25%	2.26%	2.29%
Portfolio turnover rate	403%	259%	137%	116%	53%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

NOVA FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$44.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.02
Net gain (loss) on investments (realized and unrealized)	2.03
Total from investment operations	2.05
Less distributions from:
Net investment income	(.05)
Total distributions	(.05)
Net asset value, end of period	$46.40

Total Return[b]	4.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,692
Ratios to average net assets:
Net investment income (loss)	0.08%
Total expenses[c]	1.51%
Portfolio turnover rate	403%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]
Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since commencement of operations of the Class.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

S&P 500® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

The broad-market S&P 500 Index returned 12.73% for the one-year period ended March 31, 2015, while the S&P 500® Fund H-Class returned 10.90% for the same period. The Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the S&P 500 Index.

Sectors that contributed most to performance of the underlying index were Health Care and Information Technology. The sector that contributed least was Telecommunication Services, followed by Materials. Energy was the only sector that detracted from return.

Apple, Inc., Home Depot, Inc., and Gilead Sciences, Inc., were the holdings that contributed most to performance of the underlying index for the period. Bank of America Corp., International Business Machines Corp., and Exxon Mobil Corp. detracted the most from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

”Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.5%
Exxon Mobil Corp.	1.7%
Microsoft Corp.	1.6%
Johnson & Johnson	1.4%
Berkshire Hathaway, Inc. — Class B	1.3%
Wells Fargo & Co.	1.2%
General Electric Co.	1.2%
JPMorgan Chase & Co.	1.1%
Procter & Gamble Co.	1.1%
Pfizer, Inc.	1.0%
Top Ten Total	15.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	Since Inception (05/31/06)
A-Class Shares	10.90%	12.65%	6.43%
A-Class Shares with sales charge†	5.64%	11.55%	5.84%
C-Class Shares	10.04%	11.76%	5.60%
C-Class Shares with CDSC‡	9.04%	11.76%	5.60%
H-Class Shares	10.90%	12.66%	6.43%
S&P 500 Index	12.73%	14.47%	7.95%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

28 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
S&P 500® FUND

	Shares	Value

COMMON STOCKS† - 88.5%

CONSUMER, NON-CYCLICAL - 20.6%
Johnson & Johnson	40,805	$4,104,983
Procter & Gamble Co.	39,631	3,247,364
Pfizer, Inc.	89,943	3,129,117
Merck & Company, Inc.	41,652	2,394,157
Coca-Cola Co.	57,669	2,338,478
Gilead Sciences, Inc.*	21,858	2,144,926
PepsiCo, Inc.	21,754	2,080,117
Amgen, Inc.	11,137	1,780,249
Philip Morris International, Inc.	22,702	1,710,142
Actavis plc*	5,730	1,705,366
UnitedHealth Group, Inc.	13,995	1,655,469
Medtronic plc	20,913	1,631,004
Bristol-Myers Squibb Co.	24,392	1,573,284
Biogen, Inc.*	3,443	1,453,772
Altria Group, Inc.	28,900	1,445,578
AbbVie, Inc.	23,391	1,369,309
Celgene Corp.*	11,749	1,354,425
MasterCard, Inc. — Class A	14,326	1,237,623
Eli Lilly & Co.	14,349	1,042,455
Abbott Laboratories	22,145	1,025,978
Express Scripts Holding Co.*	10,667	925,576
Mondelez International, Inc. — Class A	24,207	873,630
Colgate-Palmolive Co.	12,513	867,651
McKesson Corp.	3,417	772,925
Kraft Foods Group, Inc.	8,629	751,715
Anthem, Inc.	3,915	604,515
Automatic Data Processing, Inc.	6,973	597,168
Kimberly-Clark Corp.	5,363	574,431
Kroger Co.	7,210	552,718
Aetna, Inc.	5,161	549,801
Baxter International, Inc.	7,962	545,397
Alexion Pharmaceuticals, Inc.*	2,967	514,181
General Mills, Inc.	8,860	501,476
Cigna Corp.	3,793	490,966
Regeneron Pharmaceuticals, Inc.*	1,083	488,953
Archer-Daniels-Midland Co.	9,308	441,199
Becton Dickinson and Co.	3,065	440,075
Cardinal Health, Inc.	4,845	437,358
Vertex Pharmaceuticals, Inc.*	3,553	419,147
McGraw Hill Financial, Inc.	4,014	415,048
Stryker Corp.	4,390	404,978
Humana, Inc.	2,196	390,932
AmerisourceBergen Corp. — Class A	3,061	347,944
Boston Scientific Corp.*	19,526	346,587
Lorillard, Inc.	5,284	345,309
Perrigo Company plc	2,066	342,026
Zoetis, Inc.	7,349	340,185
Sysco Corp.	8,693	327,987
HCA Holdings, Inc.*	4,320	324,993
Mylan N.V.*	5,472	324,763
Reynolds American, Inc.	4,522	311,611
Mead Johnson Nutrition Co. — Class A	2,969	298,474
Monster Beverage Corp.*	2,146	296,996
Zimmer Holdings, Inc.	2,493	292,977
Constellation Brands, Inc. — Class A*	2,470	287,039
Whole Foods Market, Inc.	5,294	275,712
Estee Lauder Companies, Inc. — Class A	3,274	272,266
Intuitive Surgical, Inc.*	537	271,201
Moody’s Corp.	2,609	270,814
St. Jude Medical, Inc.	4,128	269,971
Kellogg Co.	3,715	245,004
Endo International plc*	2,605	233,669
ConAgra Foods, Inc.	6,250	228,313
Edwards Lifesciences Corp.*	1,583	225,514
Dr Pepper Snapple Group, Inc.	2,832	222,255
Hospira, Inc.*	2,515	220,918
Hershey Co.	2,171	219,076
Mallinckrodt plc*	1,709	216,445
Clorox Co.	1,925	212,501
Brown-Forman Corp. — Class B	2,287	206,630
DaVita HealthCare Partners, Inc.*	2,534	205,964
Keurig Green Mountain, Inc.	1,779	198,768
Laboratory Corporation of America Holdings*	1,472	185,604
CR Bard, Inc.	1,090	182,412
Molson Coors Brewing Co. — Class B	2,346	174,660
JM Smucker Co.	1,493	172,785
Henry Schein, Inc.*	1,230	171,733
Tyson Foods, Inc. — Class A	4,288	164,230
Equifax, Inc.	1,754	163,122
Quest Diagnostics, Inc.	2,118	162,768
Western Union Co.	7,652	159,238
Universal Health Services, Inc. — Class B	1,336	157,261
McCormick & Company, Inc.	1,882	145,121
Coca-Cola Enterprises, Inc.	3,184	140,733
Varian Medical Systems, Inc.*	1,469	138,218
H&R Block, Inc.	4,039	129,531
United Rentals, Inc.*	1,416	129,083
Campbell Soup Co.	2,608	121,402
Robert Half International, Inc.	1,983	120,011
Cintas Corp.	1,429	116,649
Hormel Foods Corp.	1,976	112,336
DENTSPLY International, Inc.	2,060	104,833
ADT Corp.	2,512	104,298
Total System Services, Inc.	2,417	92,209
Quanta Services, Inc.*	3,103	88,529
Tenet Healthcare Corp.*	1,445	71,542
Avery Dennison Corp.	1,328	70,264
Patterson Companies, Inc.	1,257	61,329
Total Consumer, Non-cyclical		62,605,449

FINANCIAL - 14.7%
Berkshire Hathaway, Inc. — Class B*	26,763	3,862,436
Wells Fargo & Co.	68,807	3,743,101
JPMorgan Chase & Co.	54,714	3,314,574
Bank of America Corp.	154,378	2,375,877

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
S&P 500® FUND

	Shares	Value

Citigroup, Inc.	44,523	$2,293,825
Visa, Inc. — Class A	28,469	1,862,157
U.S. Bancorp	26,140	1,141,534
Goldman Sachs Group, Inc.	5,945	1,117,481
American International Group, Inc.	20,141	1,103,525
American Express Co.	12,863	1,004,858
Simon Property Group, Inc.	4,562	892,509
MetLife, Inc.	16,398	828,919
Morgan Stanley	22,626	807,522
PNC Financial Services Group, Inc.	7,641	712,448
BlackRock, Inc. — Class A	1,862	681,194
Bank of New York Mellon Corp.	16,347	657,803
Capital One Financial Corp.	8,095	638,048
American Tower Corp. — Class A	6,201	583,825
ACE Ltd.	4,804	535,598
Prudential Financial, Inc.	6,662	535,025
Charles Schwab Corp.	16,931	515,380
Travelers Companies, Inc.	4,716	509,941
State Street Corp.	6,049	444,783
Marsh & McLennan Companies, Inc.	7,907	443,503
CME Group, Inc. — Class A	4,654	440,780
Allstate Corp.	6,111	434,920
Public Storage	2,130	419,908
Equity Residential	5,339	415,695
BB&T Corp.	10,578	412,436
Aflac, Inc.	6,441	412,288
Crown Castle International Corp.	4,899	404,363
Health Care REIT, Inc.	5,128	396,702
Aon plc	4,113	395,342
Intercontinental Exchange, Inc.	1,644	383,496
Discover Financial Services	6,563	369,825
Ventas, Inc.	4,855	354,512
Ameriprise Financial, Inc.	2,678	350,390
Chubb Corp.	3,388	342,527
AvalonBay Communities, Inc.	1,938	337,697
Prologis, Inc.	7,516	327,397
SunTrust Banks, Inc.	7,698	316,311
Boston Properties, Inc.	2,248	315,799
T. Rowe Price Group, Inc.	3,826	309,829
Franklin Resources, Inc.	5,749	295,039
HCP, Inc.	6,762	292,186
Vornado Realty Trust	2,564	287,168
General Growth Properties, Inc.	9,220	272,451
Hartford Financial Services Group, Inc.	6,178	258,364
Weyerhaeuser Co.	7,704	255,388
Invesco Ltd.	6,299	250,007
M&T Bank Corp.	1,950	247,650
Fifth Third Bancorp	11,957	225,389
Northern Trust Corp.	3,221	224,343
Host Hotels & Resorts, Inc.	11,117	224,341
Essex Property Trust, Inc.	956	219,784
Lincoln National Corp.	3,763	216,222
Progressive Corp.	7,865	213,928
Principal Financial Group, Inc.	4,014	206,199
Regions Financial Corp.	19,707	186,231
SL Green Realty Corp.	1,447	185,766
Loews Corp.	4,381	178,876
KeyCorp	12,552	177,736
Macerich Co.	2,066	174,226
Affiliated Managers Group, Inc.*	801	172,039
Kimco Realty Corp.	6,055	162,577
CBRE Group, Inc. — Class A*	4,105	158,905
XL Group plc — Class A	3,746	137,853
Huntington Bancshares, Inc.	11,887	131,351
Unum Group	3,690	124,464
E*TRADE Financial Corp.*	4,238	121,016
Navient Corp.	5,892	119,784
Comerica, Inc.	2,617	118,105
Cincinnati Financial Corp.	2,168	115,511
Plum Creek Timber Company, Inc.	2,584	112,275
Torchmark Corp.	1,865	102,426
Iron Mountain, Inc.	2,744	100,101
Apartment Investment & Management Co. — Class A	2,293	90,252
NASDAQ OMX Group, Inc.	1,734	88,330
Zions Bancorporation	2,978	80,406
Legg Mason, Inc.	1,455	80,316
Hudson City Bancorp, Inc.	7,064	74,030
People’s United Financial, Inc.	4,523	68,750
Assurant, Inc.	1,011	62,086
Genworth Financial, Inc. — Class A*	7,289	53,283
Total Financial		44,611,237

TECHNOLOGY - 11.9%
Apple, Inc.	85,480	10,636,275
Microsoft Corp.	120,394	4,894,618
Intel Corp.	69,503	2,173,358
International Business Machines Corp.	13,490	2,165,145
Oracle Corp.	47,045	2,029,992
QUALCOMM, Inc.	24,208	1,678,583
Texas Instruments, Inc.	15,367	878,762
Accenture plc — Class A	9,218	863,634
Hewlett-Packard Co.	26,673	831,131
EMC Corp.	29,176	745,738
salesforce.com, Inc.*	8,879	593,206
Cognizant Technology Solutions Corp. — Class A*	8,946	558,141
Adobe Systems, Inc.*	6,984	516,397
Avago Technologies Ltd.	3,766	478,207
Micron Technology, Inc.*	15,810	428,925
Applied Materials, Inc.	18,032	406,803
Intuit, Inc.	4,061	393,755
Broadcom Corp. — Class A	7,999	346,317
Cerner Corp.*	4,475	327,839
Western Digital Corp.	3,187	290,049
Analog Devices, Inc.	4,573	288,099
Fidelity National Information Services, Inc.	4,183	284,694

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
S&P 500® FUND

	Shares	Value

Fiserv, Inc.*	3,503	$278,138
Skyworks Solutions, Inc.	2,800	275,212
Electronic Arts, Inc.*	4,563	268,373
Seagate Technology plc	4,818	250,681
Paychex, Inc.	4,796	237,954
Red Hat, Inc.*	2,692	203,919
SanDisk Corp.	3,126	198,876
Xerox Corp.	15,342	197,145
Autodesk, Inc.*	3,327	195,095
Altera Corp.	4,416	189,491
Akamai Technologies, Inc.*	2,624	186,422
Linear Technology Corp.	3,510	164,268
Lam Research Corp.	2,338	164,209
Xilinx, Inc.	3,836	162,263
NetApp, Inc.	4,575	162,230
NVIDIA Corp.	7,578	158,570
CA, Inc.	4,679	152,582
Citrix Systems, Inc.*	2,346	149,839
Microchip Technology, Inc.	2,956	144,548
KLA-Tencor Corp.	2,387	139,138
Computer Sciences Corp.	2,070	135,130
Teradata Corp.*	2,130	94,018
Pitney Bowes, Inc.	2,959	69,004
Dun & Bradstreet Corp.	528	67,774
Total Technology		36,054,547

COMMUNICATIONS - 10.4%
Verizon Communications, Inc.	60,982	2,965,554
Facebook, Inc. — Class A*	30,807	2,532,797
AT&T, Inc.	76,168	2,486,884
Walt Disney Co.	22,946	2,406,805
Google, Inc. — Class A*	4,191	2,324,747
Google, Inc. — Class C*	4,199	2,301,051
Comcast Corp. — Class A	37,291	2,105,823
Amazon.com, Inc.*	5,588	2,079,295
Cisco Systems, Inc.	74,914	2,062,009
Time Warner, Inc.	12,188	1,029,155
eBay, Inc.*	16,160	932,109
Twenty-First Century Fox, Inc. — Class A	26,834	908,063
Priceline Group, Inc.*	762	887,082
DIRECTV*	7,379	627,953
Time Warner Cable, Inc.	4,122	617,805
Yahoo!, Inc.*	12,776	567,702
CBS Corp. — Class B	6,714	407,069
Netflix, Inc.*	888	370,021
Viacom, Inc. — Class B	5,359	366,020
CenturyLink, Inc.	8,313	287,214
Omnicom Group, Inc.	3,621	282,366
Alliance Data Systems Corp.*	922	273,143
Symantec Corp.	10,014	233,977
Level 3 Communications, Inc.*	4,209	226,613
Nielsen N.V.	4,631	206,404
Equinix, Inc.	829	193,033
Motorola Solutions, Inc.	2,798	186,543
Expedia, Inc.	1,451	136,583
TripAdvisor, Inc.*	1,636	136,066
Interpublic Group of Companies, Inc.	6,051	133,848
Gannett Company, Inc.	3,329	123,439
F5 Networks, Inc.*	1,059	121,721
Harris Corp.	1,528	120,345
Juniper Networks, Inc.	5,316	120,035
News Corp. — Class A*	7,328	117,321
Discovery Communications, Inc. — Class C*	3,966	116,898
Frontier Communications Corp.1	14,712	103,720
VeriSign, Inc.*	1,544	103,402
Scripps Networks Interactive, Inc. — Class A	1,430	98,041
Discovery Communications, Inc. — Class A*	2,181	67,088
Windstream Holdings, Inc.1	8,844	65,446
Cablevision Systems Corp. — Class A	3,219	58,908
Total Communications		31,490,098

CONSUMER, CYCLICAL - 9.4%
Home Depot, Inc.	19,340	2,197,218
Wal-Mart Stores, Inc.	23,178	1,906,391
CVS Health Corp.	16,513	1,704,307
McDonald’s Corp.	14,105	1,374,392
Walgreens Boots Alliance, Inc.	12,797	1,083,650
Lowe’s Companies, Inc.	14,278	1,062,140
Starbucks Corp.	11,004	1,042,079
NIKE, Inc. — Class B	10,270	1,030,389
Costco Wholesale Corp.	6,457	978,203
Ford Motor Co.	58,055	937,007
Target Corp.	9,348	767,190
General Motors Co.	19,851	744,413
TJX Companies, Inc.	10,019	701,832
American Airlines Group, Inc.	10,526	555,562
Delta Air Lines, Inc.	12,096	543,836
Yum! Brands, Inc.	6,356	500,344
Johnson Controls, Inc.	9,646	486,545
Southwest Airlines Co.	9,920	439,456
VF Corp.	5,024	378,356
L Brands, Inc.	3,608	340,198
Delphi Automotive plc	4,260	339,692
Dollar General Corp.	4,453	335,667
PACCAR, Inc.	5,203	328,517
Macy’s, Inc.	4,998	324,421
O’Reilly Automotive, Inc.*	1,492	322,630
Ross Stores, Inc.	3,038	320,084
AutoZone, Inc.*	468	319,251
Carnival Corp.	6,610	316,223
Chipotle Mexican Grill, Inc. — Class A*	455	295,996
Dollar Tree, Inc.*	3,018	244,896
Marriott International, Inc. — Class A	3,044	244,494
Kohl’s Corp.	2,965	232,011
Whirlpool Corp.	1,146	231,561
CarMax, Inc.*	3,082	212,689
Starwood Hotels & Resorts Worldwide, Inc.	2,520	210,420
Bed Bath & Beyond, Inc.*	2,724	209,135

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
S&P 500® FUND

	Shares	Value

Genuine Parts Co.	2,241	$208,839
WW Grainger, Inc.	881	207,748
BorgWarner, Inc.	3,323	200,975
Royal Caribbean Cruises Ltd.	2,417	197,831
Under Armour, Inc. — Class A*	2,449	197,757
Hanesbrands, Inc.	5,882	197,106
Michael Kors Holdings Ltd.*	2,946	193,700
Harley-Davidson, Inc.	3,104	188,537
Tractor Supply Co.	1,999	170,034
Mohawk Industries, Inc.*	911	169,218
The Gap, Inc.	3,892	168,640
Coach, Inc.	4,048	167,709
Nordstrom, Inc.	2,064	165,780
Fastenal Co.	3,990	165,326
Best Buy Company, Inc.	4,272	161,439
Wyndham Worldwide Corp.	1,769	160,041
Newell Rubbermaid, Inc.	3,978	155,420
Staples, Inc.	9,399	153,063
Wynn Resorts Ltd.	1,189	149,671
Tiffany & Co.	1,651	145,305
DR Horton, Inc.	4,880	138,983
Lennar Corp. — Class A	2,620	135,742
Harman International Industries, Inc.	1,007	134,565
PVH Corp.	1,210	128,938
Darden Restaurants, Inc.	1,820	126,199
Ralph Lauren Corp. — Class A	884	116,246
Mattel, Inc.	4,964	113,427
Family Dollar Stores, Inc.	1,411	111,808
PulteGroup, Inc.	4,863	108,104
Goodyear Tire & Rubber Co.	3,956	107,128
Hasbro, Inc.	1,642	103,840
Leggett & Platt, Inc.	2,030	93,563
AutoNation, Inc.*	1,100	70,763
Urban Outfitters, Inc.*	1,468	67,014
GameStop Corp. — Class A1	1,592	60,432
Fossil Group, Inc.*	651	53,675
Total Consumer, Cyclical		28,455,761

INDUSTRIAL - 9.2%
General Electric Co.	147,706	3,664,586
3M Co.	9,315	1,536,509
Boeing Co.	9,614	1,442,868
United Technologies Corp.	12,127	1,421,283
Union Pacific Corp.	12,933	1,400,773
Honeywell International, Inc.	11,486	1,198,104
United Parcel Service, Inc. — Class B	10,198	988,594
Lockheed Martin Corp.	3,937	799,054
Thermo Fisher Scientific, Inc.	5,823	782,262
Danaher Corp.	9,011	765,034
Caterpillar, Inc.	8,896	711,947
FedEx Corp.	3,867	639,795
General Dynamics Corp.	4,624	627,616
Emerson Electric Co.	10,056	569,370
Illinois Tool Works, Inc.	5,122	497,551
Raytheon Co.	4,510	492,718
CSX Corp.	14,537	481,465
Eaton Corporation plc	6,965	473,202
Northrop Grumman Corp.	2,912	468,716
Norfolk Southern Corp.	4,511	464,272
Deere & Co.	4,982	436,872
Precision Castparts Corp.	2,080	436,800
TE Connectivity Ltd.	5,961	426,927
Corning, Inc.	18,657	423,141
Cummins, Inc.	2,472	342,718
Waste Management, Inc.	6,266	339,806
Amphenol Corp. — Class A	4,552	268,249
Tyco International plc	6,164	265,422
Ingersoll-Rand plc	3,864	263,061
Roper Industries, Inc.	1,473	253,356
Parker-Hannifin Corp.	2,091	248,369
Rockwell Automation, Inc.	1,989	230,704
Stanley Black & Decker, Inc.	2,310	220,282
Agilent Technologies, Inc.	4,928	204,758
Rockwell Collins, Inc.	1,951	188,369
AMETEK, Inc.	3,538	185,887
Textron, Inc.	4,063	180,113
Stericycle, Inc.*	1,247	175,116
Pentair plc	2,677	168,357
Dover Corp.	2,393	165,404
Kansas City Southern	1,620	165,370
Vulcan Materials Co.	1,939	163,457
CH Robinson Worldwide, Inc.	2,147	157,203
Pall Corp.	1,565	157,110
L-3 Communications Holdings, Inc.	1,211	152,332
Waters Corp.*	1,218	151,422
Republic Services, Inc. — Class A	3,679	149,220
Ball Corp.	2,015	142,340
Sealed Air Corp.	3,084	140,507
Masco Corp.	5,130	136,971
Expeditors International of Washington, Inc.	2,814	135,579
Martin Marietta Materials, Inc.	907	126,799
Snap-on, Inc.	853	125,442
Fluor Corp.	2,169	123,980
MeadWestvaco Corp.	2,457	122,531
Flowserve Corp.	1,977	111,681
Xylem, Inc.	2,675	93,679
Allegion plc	1,409	86,189
Jacobs Engineering Group, Inc.*	1,883	85,036
PerkinElmer, Inc.	1,659	84,841
Garmin Ltd.	1,773	84,253
Ryder System, Inc.	778	73,824
FLIR Systems, Inc.	2,052	64,187
Owens-Illinois, Inc.*	2,410	56,201
Joy Global, Inc.	1,429	55,988
Total Industrial		27,795,572

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
S&P 500® FUND

	Shares	Value

ENERGY - 7.1%
Exxon Mobil Corp.	61,559	$5,232,515
Chevron Corp.	27,592	2,896,608
Schlumberger Ltd.	18,716	1,561,662
ConocoPhillips	18,072	1,125,163
Kinder Morgan, Inc.	25,007	1,051,795
Occidental Petroleum Corp.	11,308	825,484
EOG Resources, Inc.	8,049	738,013
Phillips 66	7,976	626,913
Anadarko Petroleum Corp.	7,434	615,610
Halliburton Co.	12,469	547,140
Williams Companies, Inc.	9,878	499,728
Valero Energy Corp.	7,556	480,713
Marathon Petroleum Corp.	4,007	410,277
Baker Hughes, Inc.	6,377	405,450
Pioneer Natural Resources Co.	2,186	357,433
Spectra Energy Corp.	9,848	356,202
Devon Energy Corp.	5,671	342,018
Apache Corp.	5,530	333,625
National Oilwell Varco, Inc.	6,016	300,740
Noble Energy, Inc.	5,676	277,556
Marathon Oil Corp.	9,905	258,620
Hess Corp.	3,566	242,024
Equities Corp.	2,229	184,717
Cabot Oil & Gas Corp. — Class A	6,063	179,040
Tesoro Corp.	1,833	167,335
Cimarex Energy Co.	1,285	147,891
ONEOK, Inc.	3,058	147,518
Southwestern Energy Co.*	5,642	130,838
Cameron International Corp.*	2,843	128,276
Range Resources Corp.	2,434	126,665
FMC Technologies, Inc.*	3,397	125,723
Murphy Oil Corp.	2,449	114,123
Helmerich & Payne, Inc.	1,580	107,550
Chesapeake Energy Corp.1	7,593	107,517
CONSOL Energy, Inc.	3,379	94,240
Newfield Exploration Co.*	2,360	82,812
Transocean Ltd.1	4,998	73,321
Ensco plc — Class A	3,439	72,460
First Solar, Inc.*	1,104	66,008
Noble Corporation plc	3,551	50,708
QEP Resources, Inc.	2,370	49,415
Diamond Offshore Drilling, Inc.	986	26,415
Total Energy		21,667,861

UTILITIES - 2.7%
Duke Energy Corp.	10,384	797,285
NextEra Energy, Inc.	6,507	677,053
Dominion Resources, Inc.	8,631	611,680
Southern Co.	13,353	591,271
Exelon Corp.	12,618	424,091
American Electric Power Company, Inc.	7,185	404,156
PG&E Corp.	6,991	371,012
Sempra Energy	3,398	370,450
PPL Corp.	9,788	329,464
Public Service Enterprise Group, Inc.	7,428	311,382
Edison International	4,781	298,669
Consolidated Edison, Inc.	4,298	262,178
Xcel Energy, Inc.	7,425	258,464
Eversource Energy	4,649	234,867
FirstEnergy Corp.	6,181	216,706
DTE Energy Co.	2,601	209,875
Entergy Corp.	2,649	205,271
NiSource, Inc.	4,641	204,947
Wisconsin Energy Corp.	3,309	163,796
Ameren Corp.	3,561	150,274
CMS Energy Corp.	4,042	141,106
CenterPoint Energy, Inc.	6,308	128,746
NRG Energy, Inc.	4,956	124,842
AES Corp.	9,486	121,895
SCANA Corp.	2,097	115,314
Pinnacle West Capital Corp.	1,623	103,466
Pepco Holdings, Inc.	3,710	99,539
AGL Resources, Inc.	1,756	87,185
Integrys Energy Group, Inc.	1,167	84,047
TECO Energy, Inc.	3,456	67,046
Total Utilities		8,166,077

BASIC MATERIALS - 2.5%
EI du Pont de Nemours & Co.	13,287	949,622
Monsanto Co.	7,092	798,134
Dow Chemical Co.	15,970	766,241
Praxair, Inc.	4,238	511,697
LyondellBasell Industries N.V. — Class A	5,812	510,294
Ecolab, Inc.	3,952	452,030
PPG Industries, Inc.	1,997	450,403
Air Products & Chemicals, Inc.	2,830	428,122
International Paper Co.	6,205	344,315
Sherwin-Williams Co.	1,184	336,848
Freeport-McMoRan, Inc.	15,260	289,177
Sigma-Aldrich Corp.	1,753	242,352
Alcoa, Inc.	17,937	231,746
Nucor Corp.	4,682	222,535
Mosaic Co.	4,564	210,218
CF Industries Holdings, Inc.	702	199,143
Newmont Mining Corp.	7,321	158,939
Eastman Chemical Co.	2,181	151,056
International Flavors & Fragrances, Inc.	1,185	139,119
FMC Corp.	1,956	111,981
Airgas, Inc.	992	105,261
Allegheny Technologies, Inc.	1,594	47,836
Total Basic Materials		7,657,069

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
S&P 500® FUND

	Shares	Value

DIVERSIFIED - 0.0%
Leucadia National Corp.	4,627	$103,136

Total Common Stocks
(Cost $170,328,869)		268,606,807

	Face Amount

REPURCHASE AGREEMENTS††,2 - 8.7%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$20,742,090	20,742,090
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	3,169,831	3,169,831
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	2,544,311	2,544,311
Total Repurchase Agreements
(Cost $26,456,232)		26,456,232

SECURITIES LENDING COLLATERAL††,3 - 0.1%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	198,293	198,293
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	68,213	68,213
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	35,209	35,209
Total Securities Lending Collateral
(Cost $301,715)		301,715

Total Investments - 97.3%
(Cost $197,086,816)		$295,364,754
Other Assets & Liabilities, net - 2.7%		8,244,756
Total Net Assets - 100.0%		$303,609,510

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
June 2015 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $20,800,950)	202	$41,574

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2015 S&P 500 Index Swap, Terminating 04/28/154 (Notional Value $1,173,849)	568	$7,629
Credit Suisse Capital, LLC April 2015 S&P 500 Index Swap, Terminating 04/28/154 (Notional Value $10,722,847)	5,185	(9,046)
Barclays Bank plc April 2015 S&P 500 Index Swap, Terminating 04/30/154 (Notional Value $3,224,558)	1,559	(13,083)
(Total Notional Value $15,121,254)		$(14,500)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreements — See Note 5.
3	Securities lending collateral — See Note 6.
4	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company
REIT — Real Estate Investment Trust

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $296,079 of securities loaned (cost $170,328,869)	$268,606,807
Repurchase agreements, at value (cost $26,757,947)	26,757,947
Total investments (cost $197,086,816)	295,364,754
Segregated cash with broker	1,621,135
Unrealized appreciation on swap agreements	7,629
Cash	5,012
Receivables:
Fund shares sold	10,550,973
Dividends	369,214
Swap settlement	21,921
Securities lending income	684
Interest	24
Total assets	307,941,346

Liabilities:
Unrealized depreciation on swap agreements	22,129
Payable for:
Securities purchased	1,989,356
Fund shares redeemed	1,160,210
Return of securities loaned	306,125
Management fees	213,922
Variation margin	122,283
Distribution and service fees	84,750
Transfer agent and administrative fees	71,307
Portfolio accounting fees	42,785
Miscellaneous	318,969
Total liabilities	4,331,836
Commitments and contingent liabilities (Note 15)	—
Net assets	$303,609,510

Net assets consist of:
Paid in capital	$231,385,116
Undistributed net investment income	84,598
Accumulated net realized loss on investments	(26,165,216)
Net unrealized appreciation on investments	98,305,012
Net assets	$303,609,510

A-Class:
Net assets	$28,022,281
Capital shares outstanding	676,947
Net asset value per share	$41.40
Maximum offering price per share (Net asset value divided by 95.25%)	$43.46

C-Class:
Net assets	$20,977,179
Capital shares outstanding	543,753
Net asset value per share	$38.58

H-Class:
Net assets	$254,610,050
Capital shares outstanding	6,150,310
Net asset value per share	$41.40

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $1,144 )	$5,560,542
Interest	11,111
Income from securities lending, net	4,089
Total investment income	5,575,742

Expenses:
Management fees	2,452,479
Transfer agent and administrative fees	817,494
Distribution and service fees:
A-Class	70,488
C-Class	190,400
H-Class	699,409
Portfolio accounting fees	490,500
Custodian fees	38,082
Trustees’ fees*	22,708
Line of credit fees	634
Tax expense	18
Miscellaneous	532,237
Total expenses	5,314,449
Net investment income	261,293

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,664,161
Swap agreements	3,929,346
Futures contracts	1,578,529
Net realized gain	7,172,036
Net change in unrealized appreciation (depreciation) on:
Investments	20,228,311
Swap agreements	(624,866)
Futures contracts	(433,297)
Net change in unrealized appreciation (depreciation)	19,170,148
Net realized and unrealized gain	26,342,184
Net increase in net assets resulting from operations	$26,603,477

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P 500® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$261,293	$386,849
Net realized gain on investments	7,172,036	26,564,556
Net change in unrealized appreciation (depreciation) on investments	19,170,148	13,292,846
Net increase in net assets resulting from operations	26,603,477	40,244,251

Distributions to shareholders from:
Net investment income
A-Class	(17,679)	(27,498)
C-Class	(8,817)	(17,900)
H-Class	(133,918)	(356,867)
Net realized gains
A-Class	(487,372)	—
C-Class	(243,055)	—
H-Class	(3,691,790)	—
Total distributions to shareholders	(4,582,631)	(402,265)

Capital share transactions:
Proceeds from sale of shares
A-Class	119,690,602	67,031,023
C-Class	50,549,094	69,955,990
H-Class	1,614,367,735	1,826,152,142
Distributions reinvested
A-Class	468,300	20,158
C-Class	244,609	17,263
H-Class	3,424,733	258,190
Cost of shares redeemed
A-Class	(121,906,600)	(54,708,718)
C-Class	(47,582,225)	(66,380,612)
H-Class	(1,637,788,549)	(1,869,669,239)
Net decrease from capital share transactions	(18,532,301)	(27,323,803)
Net increase in net assets	3,488,545	12,518,183

Net assets:
Beginning of year	300,120,965	287,602,782
End of year	$303,609,510	$300,120,965
Undistributed net investment income/(Accumulated net investment loss) at end of year	$84,598	$(16,281)

Capital share activity:
Shares sold
A-Class	2,973,303	1,949,686
C-Class	1,356,402	2,155,638
H-Class	40,239,115	52,445,747
Shares issued from reinvestment of distributions
A-Class	11,383	563
C-Class	6,365	512
H-Class	83,226	7,212
Shares redeemed
A-Class	(3,049,603)	(1,589,203)
C-Class	(1,274,767)	(2,042,904)
H-Class	(40,944,917)	(54,091,461)
Net decrease in shares	(599,493)	(1,164,210)

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$37.78	$31.55	$28.20	$26.41	$23.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.07	.06	.01	(.06)
Net gain (loss) on investments (realized and unrealized)	4.08	6.20	3.36	1.78	3.29
Total from investment operations	4.12	6.27	3.42	1.79	3.23
Less distributions from:
Net investment income	(.02)	(.04)	(.07)	—	(—)[c]
Net realized gains	(.48)	—	—	—	—
Total distributions	(.50)	(.04)	(.07)	—	(—)[c]
Net asset value, end of period	$41.40	$37.78	$31.55	$28.20	$26.41

Total Return[b]	10.90%	19.87%	12.16%	6.78%	13.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,022	$28,028	$12,014	$13,413	$10,288
Ratios to average net assets:
Net investment income (loss)	0.11%	0.19%	0.22%	0.05%	(0.25%)
Total expenses	1.59%	1.57%	1.50%	1.51%	1.54%
Portfolio turnover rate	256%	157%	76%	196%	202%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$35.51	$29.87	$26.91	$25.41	$22.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.19)	(.14)	(.20)	(.27)
Net gain (loss) on investments (realized and unrealized)	3.80	5.87	3.17	1.70	3.18
Total from investment operations	3.57	5.68	3.03	1.50	2.91
Less distributions from:
Net investment income	(.02)	(.04)	(.07)	—	(—)[c]
Net realized gains	(.48)	—	—	—	—
Total distributions	(.50)	(.04)	(.07)	—	(—)[c]
Net asset value, end of period	$38.58	$35.51	$29.87	$26.91	$25.41

Total Return[b]	10.04%	19.01%	11.29%	5.90%	12.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,977	$16,182	$10,231	$10,110	$10,032
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.59%)	(0.52%)	(0.80%)	(1.11%)
Total expenses	2.34%	2.32%	2.28%	2.26%	2.29%
Portfolio turnover rate	256%	157%	76%	196%	202%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

S&P 500® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$37.78	$31.55	$28.20	$26.39	$23.17
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.05	.07	(.02)	(.09)
Net gain (loss) on investments (realized and unrealized)	4.07	6.22	3.35	1.83	3.31
Total from investment operations	4.12	6.27	3.42	1.81	3.22
Less distributions from:
Net investment income	(.02)	(.04)	(.07)	—	(—)[c]
Net realized gains	(.48)	—	—	—	—
Total distributions	(.50)	(.04)	(.07)	—	(—)[c]
Net asset value, end of period	$41.40	$37.78	$31.55	$28.20	$26.39

Total Return[b]	10.90%	19.87%	12.16%	6.86%	13.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$254,610	$255,912	$265,358	$240,847	$249,090
Ratios to average net assets:
Net investment income (loss)	0.12%	0.15%	0.24%	(0.07%)	(0.37%)
Total expenses	1.58%	1.56%	1.50%	1.50%	1.54%
Portfolio turnover rate	256%	157%	76%	196%	202%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Less than $0.01 per share.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2015, Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500® Strategy Fund Investor Class returned -13.26%, while the S&P 500 Index returned 12.73% over the same period.

Sectors that contributed most to performance of the underlying index were Health Care and Information Technology. The sector that contributed least was Telecommunication Services, followed by Materials. Energy was the only sector that detracted from return.

Apple, Inc., Home Depot, Inc., and Gilead Sciences, Inc., were the holdings that contributed most to performance of the underlying index for the period. Bank of America Corp., International Business Machines Corp., and Exxon Mobil Corp. detracted the most from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31,2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Inception Dates:
Investor Class	January 7, 1994
Advisor Class	August 5, 1998
A-Class	March 31, 2004
C-Class	March 15, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	25.1%
Total	25.1%

“Largest Holding” excludes any temporary cash or derivative instruments.

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	-13.26%	-15.75%	-9.40%
Advisor Class Shares	-13.54%	-16.16%	-9.85%
A-Class Shares	-13.49%	-15.97%	-9.66%
A-Class Shares with sales charge†	-17.59%	-16.78%	-10.10%
C-Class Shares	-14.09%	-16.60%	-10.31%
C-Class Shares with CDSC‡	-14.95%	-16.60%	-10.31%
S&P 500 Index	12.73%	14.47%	8.01%
			Since Inception (09/18/14)
H-Class Shares			-5.30%
S&P 500 Index			3.92%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares, C-Class shares, and H-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

40 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
INVERSE S&P 500® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 25.1%
Guggenheim Strategy Fund I1	864,990	$21,538,257
Total Mutual Funds
(Cost $21,531,129)		21,538,257

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 40.8%
Farmer Mac2
0.08% due 04/01/15	$15,000,000	15,000,000
0.11% due 04/02/15	10,000,000	9,999,969
Total Farmer Mac		24,999,969
Federal Farm Credit2
0.20% due 11/20/15	10,000,000	9,988,671
Total Federal Agency Discount Notes
(Cost $34,987,025)		34,988,640

REPURCHASE AGREEMENTS††,3 - 20.5%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	13,775,659	13,775,659
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	2,105,213	2,105,213
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	1,689,780	1,689,780
Total Repurchase Agreements
(Cost $17,570,652)		17,570,652

Total Investments - 86.4%
(Cost $74,088,806)		$74,097,549
Other Assets & Liabilities, net - 13.6%		11,681,257
Total Net Assets - 100.0%		$85,778,806

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2015 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $6,281,475)	61	$123,544

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc April 2015 S&P 500 Index Swap, Terminating 04/30/154 (Notional Value $1,110,217)	537	$(246)
Goldman Sachs International April 2015 S&P 500 Index Swap, Terminating 04/28/154 (Notional Value $11,870,656)	5,741	(71,197)
Credit Suisse Capital, LLC April 2015 S&P 500 Index Swap, Terminating 04/28/154 (Notional Value $66,290,216)	32,057	(369,106)
(Total Notional Value $79,271,089)		$(440,549)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
3	Repurchase Agreements — See Note 5.
4	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company
SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value (cost $56,518,154)	$56,526,897
Repurchase agreements, at value (cost $17,570,652)	17,570,652
Total investments (cost $74,088,806)	74,097,549
Segregated cash with broker	12,427,984
Receivables:
Fund shares sold	250,260
Variation margin	81,366
Dividends	21,555
Interest	16
Total assets	86,878,730

Liabilities:
Unrealized depreciation on swap agreements	440,549
Payable for:
Fund shares redeemed	460,559
Management fees	60,012
Swap settlement	31,243
Securities purchased	21,555
Transfer agent and administrative fees	16,670
Distribution and service fees	8,390
Portfolio accounting fees	6,668
Miscellaneous	54,278
Total liabilities	1,099,924
Commitments and contingent liabilities (Note 15)	—
Net assets	$85,778,806

Net assets consist of:
Paid in capital	$406,605,606
Undistributed net investment income	—
Accumulated net realized loss on investments	(320,518,538)
Net unrealized depreciation on investments	(308,262)
Net assets	$85,778,806

Investor Class:
Net assets	$60,744,833
Capital shares outstanding	4,163,556
Net asset value per share	$14.59

Advisor Class:
Net assets	$2,069,174
Capital shares outstanding	155,814
Net asset value per share	$13.28

A-Class:
Net assets	$4,758,320
Capital shares outstanding	350,145
Net asset value per share	$13.59
Maximum offering price per share (Net asset value divided by 95.25%)	$14.27

C-Class:
Net assets	$5,121,278
Capital shares outstanding	407,880
Net asset value per share	$12.56

H-Class:
Net assets	$13,085,201
Capital shares outstanding	962,821
Net asset value per share	$13.59

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends	$258,685
Interest	35,611
Total investment income	294,296

Expenses:
Management fees	789,769
Transfer agent and administrative fees	219,380
Distribution and service fees:
Advisor Class	24,264
A-Class	13,557
C-Class	57,065
H-Class**	1,084
Portfolio accounting fees	87,752
Registration fees	76,280
Custodian fees	10,243
Trustees’ fees*	7,474
Line of credit fees	1,065
Miscellaneous	42,283
Total expenses	1,330,216
Net investment loss	(1,035,920)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(90,926)
Swap agreements	(15,580,972)
Futures contracts	(797,822)
Net realized loss	(16,469,720)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,680
Investments in affiliated issuers	9,200
Swap agreements	148,570
Futures contracts	186,535
Net change in unrealized appreciation (depreciation)	345,985
Net realized and unrealized loss	(16,123,735)
Net decrease in net assets resulting from operations	$(17,159,655)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: September 18, 2014.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,035,920)	$(2,280,355)
Net realized loss on investments	(16,469,720)	(37,250,140)
Net change in unrealized appreciation (depreciation) on investments	345,985	(23,921)
Net decrease in net assets resulting from operations	(17,159,655)	(39,554,416)

Capital share transactions:
Proceeds from sale of shares
Investor Class	189,117,714	396,150,082
Advisor Class	77,331,876	43,312,714
A-Class	20,249,187	24,186,917
C-Class	8,073,633	13,040,917
H-Class*	17,542,838	—
Cost of shares redeemed
Investor Class	(194,157,539)	(388,967,563)
Advisor Class	(76,596,721)	(47,807,585)
A-Class	(19,772,383)	(23,182,304)
C-Class	(8,221,994)	(12,185,135)
H-Class*	(4,506,875)	—
Net increase from capital share transactions	9,059,736	4,548,043
Net decrease in net assets	(8,099,919)	(35,006,373)

Net assets:
Beginning of year	93,878,725	128,885,098
End of year	$85,778,806	$93,878,725
Undistributed net investment income/(Accumulated net investment loss) at end of year	$—	$(382,578)

Capital share activity:
Shares sold
Investor Class	12,003,414	20,629,628
Advisor Class	5,473,674	2,483,798
A-Class	1,363,582	1,354,080
C-Class	595,844	790,782
H-Class*	1,281,317	—
Shares redeemed
Investor Class	(12,547,719)	(20,970,317)
Advisor Class	(5,517,118)	(2,790,831)
A-Class	(1,361,454)	(1,306,326)
C-Class	(610,462)	(749,635)
H-Class*	(318,496)	—
Net increase (decrease) in shares	362,582	(558,821)

*	Since commencement of operations: September 18, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$16.82	$21.03	$24.61	$28.50	$34.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.25)	(.30)	(.38)	(.41)
Net gain (loss) on investments (realized and unrealized)	(2.06)	(3.96)	(3.28)	(3.51)	(5.47)
Total from investment operations	(2.23)	(4.21)	(3.58)	(3.89)	(5.88)
Net asset value, end of period	$14.59	$16.82	$21.03	$24.61	$28.50

Total Return[b]	(13.26%)	(20.02%)	(14.55%)	(13.65%)	(17.10%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,745	$79,172	$106,158	$112,334	$118,410
Ratios to average net assets:
Net investment income (loss)	(1.07%)	(1.35%)	(1.27%)	(1.31%)	(1.22%)
Total expenses[c]	1.41%	1.42%	1.41%	1.41%	1.44%
Portfolio turnover rate	103%	—	—	—	—

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$15.36	$19.31	$22.71	$26.44	$32.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.32)	(.39)	(.48)	(.54)
Net gain (loss) on investments (realized and unrealized)	(1.86)	(3.63)	(3.01)	(3.25)	(5.08)
Total from investment operations	(2.08)	(3.95)	(3.40)	(3.73)	(5.62)
Net asset value, end of period	$13.28	$15.36	$19.31	$22.71	$26.44

Total Return[b]	(13.54%)	(20.46%)	(14.97%)	(14.11%)	(17.53%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,069	$3,061	$9,775	$5,978	$6,434
Ratios to average net assets:
Net investment income (loss)	(1.58%)	(1.85%)	(1.77%)	(1.81%)	(1.72%)
Total expenses[c]	1.91%	1.93%	1.90%	1.91%	1.93%
Portfolio turnover rate	103%	—	—	—	—

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$15.71	$19.69	$23.10	$26.82	$32.43
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.28)	(.34)	(.42)	(.48)
Net gain (loss) on investments (realized and unrealized)	(1.93)	(3.70)	(3.07)	(3.30)	(5.13)
Total from investment operations	(2.12)	(3.98)	(3.41)	(3.72)	(5.61)
Net asset value, end of period	$13.59	$15.71	$19.69	$23.10	$26.82

Total Return[b]	(13.49%)	(20.21%)	(14.76%)	(13.87%)	(17.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,758	$5,468	$5,912	$7,915	$5,029
Ratios to average net assets:
Net investment income (loss)	(1.32%)	(1.58%)	(1.52%)	(1.56%)	(1.47%)
Total expenses[c]	1.66%	1.68%	1.65%	1.66%	1.68%
Portfolio turnover rate	103%	—	—	—	—

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$14.62	$18.46	$21.83	$25.53	$31.12
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.38)	(.48)	(.59)	(.67)
Net gain (loss) on investments (realized and unrealized)	(1.78)	(3.46)	(2.89)	(3.11)	(4.92)
Total from investment operations	(2.06)	(3.84)	(3.37)	(3.70)	(5.59)
Net asset value, end of period	$12.56	$14.62	$18.46	$21.83	$25.53

Total Return[b]	(14.09%)	(20.80%)	(15.44%)	(14.49%)	(17.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,121	$6,177	$7,041	$7,870	$11,817
Ratios to average net assets:
Net investment income (loss)	(2.07%)	(2.34%)	(2.27%)	(2.31%)	(2.23%)
Total expenses[c]	2.41%	2.42%	2.40%	2.42%	2.44%
Portfolio turnover rate	103%	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$14.35
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)
Net gain (loss) on investments (realized and unrealized)	(.67)
Total from investment operations	(.76)
Net asset value, end of period	$13.59

Total Return[b]	(5.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,085
Ratios to average net assets:
Net investment income (loss)	(1.27%)
Total expenses[c]	1.60%
Portfolio turnover rate	103%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]
Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since commencement of operations of the Class.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a calendar month basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time different than a full calendar month.

The inception date for the Fund was November 28, 2014. For the abbreviated annual period ended March 31, 2015, the Monthly Rebalance NASDAQ-100® 2x Strategy Fund H-Class returned 3.14%, while the NASDAQ-100 Index returned 0.26% over the same period.

The Health Care sector contributed most to performance of the underlying index, followed by the Consumer Discretionary and Consumer Staples sectors. Information Technology detracted from performance. No other sectors contributed meaningfully to performance.

Apple Inc., Biogen Inc., and Kraft Foods Group Inc. were the holdings contributing most to performance of the underlying index for the period. Microsoft Corp., Intel Corp., and Baidu Inc. detracted most from performance of the underlying index for the period.

The Fund employs a strategy that seeks to magnify the index’s exposure 200% on a monthly basis, providing enhanced exposure to an underlying benchmark per dollar invested. It is intended for investors who expect the NASDAQ-100® Index to go up and want accelerated investment gains when it does so. However, there is an increased risk of accelerated losses if the market declines.

The Fund is rebalanced on a monthly basis to maintain its 200% exposure to the NASDAQ-100 Index. Because the Fund is rebalanced on a monthly basis, the beta “floats” or will deviate on a daily basis from a 2x exposure. If the index moves in a positive direction, the Fund’s exposure level—and risk—will be lower than 200%. Conversely, if the index moves in a negative direction, the Fund’s exposure level—and risk—will be higher than 200%. An investor who purchases the Fund on a day other than the rebalance day will have a beta exposure that differs from the 2x exposure. An investment purchased on a day other than the rebalance day will maintain its exposure level until the next Fund rebalance, which takes place on the last trading day of the month.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31,2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	November 28, 2014
C-Class	November 28, 2014
H-Class	November 28, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	10.7%
Guggenheim Strategy Fund I	10.5%
Microsoft Corp.	4.9%
Google, Inc. — Class C	2.8%
Facebook, Inc. — Class A	2.7%
Amazon.com, Inc.	2.6%
Google, Inc. — Class A	2.4%
Intel Corp.	2.2%
Gilead Sciences, Inc.	2.2%
Cisco Systems, Inc.	2.1%
Top Ten Total	43.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

48 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Cumulative Annual Returns*
Periods Ended March 31, 2015

Since Inception (11/28/14)
C-Class Shares	3.10%
C-Class Shares with CDSC†	2.10%
A-Class Shares	3.36%
A-Class Shares with sales charge‡	-1.54%
H-Class Shares	3.14%
NASDAQ-100 Index	0.26%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS	March 31, 2015
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 74.0%

TECHNOLOGY - 28.7%
Apple, Inc.	296,330	$36,872,342
Microsoft Corp.	417,039	16,954,720
Intel Corp.	240,754	7,528,378
QUALCOMM, Inc.	83,855	5,814,506
Texas Instruments, Inc.	53,231	3,044,015
Cognizant Technology Solutions Corp. — Class A*	30,990	1,933,466
Adobe Systems, Inc.*	25,464	1,882,808
Avago Technologies Ltd.	13,032	1,654,803
Micron Technology, Inc.*	54,765	1,485,774
Applied Materials, Inc.	62,461	1,409,120
Intuit, Inc.	14,067	1,363,936
Cerner Corp.*	17,415	1,275,823
Broadcom Corp. — Class A	27,959	1,210,485
NXP Semiconductor N.V.*	11,730	1,177,223
Western Digital Corp.	11,744	1,068,822
Analog Devices, Inc.	15,842	998,046
Fiserv, Inc.*	12,134	963,439
Electronic Arts, Inc.*	15,761	926,983
Paychex, Inc.	18,461	915,943
Seagate Technology plc	16,691	868,433
Activision Blizzard, Inc.	36,749	835,121
Check Point Software Technologies Ltd.*	9,343	765,846
CA, Inc.	22,510	734,051
SanDisk Corp.	10,828	688,877
Autodesk, Inc.*	11,566	678,230
Altera Corp.	15,296	656,351
Akamai Technologies, Inc.*	9,049	642,886
NVIDIA Corp.	27,631	578,179
Linear Technology Corp.	12,159	569,041
Lam Research Corp.	8,099	568,833
Xilinx, Inc.	13,290	562,167
NetApp, Inc.	15,848	561,970
Citrix Systems, Inc.*	8,125	518,944
KLA-Tencor Corp.	8,269	482,000
Total Technology		98,191,561

COMMUNICATIONS - 23.4%
Google, Inc. — Class C*	17,318	9,490,264
Facebook, Inc. — Class A*	113,684	9,346,530
Amazon.com, Inc.*	23,607	8,784,165
Google, Inc. — Class A*	14,586	8,090,854
Cisco Systems, Inc.	259,499	7,142,710
Comcast Corp. — Class A	108,336	6,117,735
eBay, Inc.*	61,512	3,548,012
Priceline Group, Inc.*	2,640	3,073,356
Baidu, Inc. ADR*	14,084	2,935,106
Twenty-First Century Fox, Inc. — Class A	67,489	2,283,828
DIRECTV*	25,560	2,175,156
Yahoo!, Inc.*	47,587	2,114,528
Liberty Global plc*	31,809	1,584,406
Twenty-First Century Fox, Inc. — Class B	40,593	1,334,698
Netflix, Inc.*	3,075	1,281,322
Viacom, Inc. — Class B	18,054	1,233,088
Comcast Corp. — Class A	20,359	1,141,427
Charter Communications, Inc. — Class A*	5,693	1,099,375
Sirius XM Holdings, Inc.*	283,732	1,083,856
Symantec Corp.	34,689	810,508
DISH Network Corp. — Class A*	11,356	795,601
Vodafone Group plc ADR	21,914	716,150
Liberty Interactive Corp. — Class A*	22,648	661,095
Liberty Global plc — Class A*	12,774	657,478
TripAdvisor, Inc.*	6,615	550,170
VimpelCom Ltd. ADR	89,303	467,948
Liberty Media Corp. — Class C*	11,605	443,311
Discovery Communications, Inc. — Class C*	14,441	425,648
Liberty Ventures*	6,839	287,306
Discovery Communications, Inc. — Class A*	7,556	232,423
Liberty Media Corp. — Class A*	5,313	204,816
Total Communications		80,112,870

CONSUMER, NON-CYCLICAL - 14.0%
Gilead Sciences, Inc.*	75,713	7,429,717
Amgen, Inc.	38,577	6,166,533
Biogen, Inc.*	11,927	5,036,056
Celgene Corp.*	40,698	4,691,665
Express Scripts Holding Co.*	36,952	3,206,325
Mondelez International, Inc. — Class A	83,851	3,026,183
Kraft Foods Group, Inc.	29,890	2,603,867
Regeneron Pharmaceuticals, Inc.*	5,116	2,309,772
Automatic Data Processing, Inc.	24,154	2,068,549
Alexion Pharmaceuticals, Inc.*	10,276	1,780,831
Vertex Pharmaceuticals, Inc.*	12,307	1,451,857
Illumina, Inc.*	7,310	1,357,028
Monster Beverage Corp.*	8,526	1,179,956
Mylan N.V.*	19,065	1,131,508
Whole Foods Market, Inc.	18,339	955,095
Intuitive Surgical, Inc.*	1,861	939,861
Keurig Green Mountain, Inc.	8,219	918,309
Catamaran Corp.*	10,548	628,028
Henry Schein, Inc.*	4,260	594,781
Verisk Analytics, Inc. — Class A*	8,037	573,842
Total Consumer, Non-cyclical		48,049,763

CONSUMER, CYCLICAL - 6.9%
Walgreens Boots Alliance, Inc.	55,409	4,692,034
Starbucks Corp.	38,116	3,609,585
Costco Wholesale Corp.	22,393	3,392,427
American Airlines Group, Inc.	35,414	1,869,151
Tesla Motors, Inc.*	6,393	1,206,807
PACCAR, Inc.	18,022	1,137,909
Marriott International, Inc. — Class A	14,058	1,129,139
O’Reilly Automotive, Inc.*	5,167	1,117,312
Ross Stores, Inc.	10,598	1,116,605
Dollar Tree, Inc.*	10,454	848,290

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Bed Bath & Beyond, Inc.*	9,435	$724,372
Wynn Resorts Ltd.	5,161	649,667
Fastenal Co.	15,021	622,395
Tractor Supply Co.	6,923	588,870
Staples, Inc.	32,551	530,093
Mattel, Inc.	17,195	392,906
Total Consumer, Cyclical		23,627,562

INDUSTRIAL - 0.8%
SBA Communications Corp. — Class A*	6,565	768,762
Stericycle, Inc.*	4,317	606,236
CH Robinson Worldwide, Inc.	7,445	545,122
Expeditors International of Washington, Inc.	9,748	469,659
Garmin Ltd.	9,751	463,368
Total Industrial		2,853,147

BASIC MATERIALS - 0.2%
Sigma-Aldrich Corp.	6,071	839,316

Total Common Stocks
(Cost $256,565,847)		253,674,219

MUTUAL FUNDS† - 10.5%
Guggenheim Strategy Fund I1	1,452,643	36,170,811
Total Mutual Funds
(Cost $36,098,257)		36,170,811

	Face Amount

REPURCHASE AGREEMENTS††,2 - 3.5%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$9,417,866	9,417,866
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	1,439,249	1,439,249
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	1,155,235	1,155,235
Total Repurchase Agreements
(Cost $12,012,350)		12,012,350

Total Investments - 88.0%
(Cost $304,676,454)		$301,857,380
Other Assets & Liabilities, net - 12.0%		41,279,784
Total Net Assets - 100.0%		$343,137,164

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2015 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $63,625,275)	735	$392,662

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc April 2015 NASDAQ-100 Index Swap, Terminating 04/30/153 (Notional Value $365,813,020)	84,411	$136,982
Goldman Sachs International April 2015 NASDAQ-100 Index Swap, Terminating 04/28/153 (Notional Value $2,964,995)	684	16,821
(Total Notional Value $368,778,015)		$153,803

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	Repurchase Agreements — See Note 5.
3	Total Return based on NASDAQ-100 index +/- financing at a variable rate.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value (cost $292,664,104)	$289,845,030
Repurchase agreements, at value (cost $12,012,350)	12,012,350
Total investments (cost $304,676,454)	301,857,380
Segregated cash with broker	38,329,020
Unrealized appreciation on swap agreements	153,803
Cash	8,590
Receivables:
Securities sold	3,947,071
Dividends	203,861
Investment adviser	77,140
Swap settlement	44,046
Fund shares sold	11,000
Interest	11
Total assets	344,631,922

Liabilities:
Payable for:
Variation margin	650,475
Fund shares redeemed	301,460
Management fees	256,886
Distribution and service fees	71,366
Transfer agent and administrative fees	71,357
Securities purchased	45,641
Portfolio accounting fees	26,544
Miscellaneous	71,029
Total liabilities	1,494,758
Commitments and contingent liabilities (Note 15)	—
Net assets	$343,137,164

Net assets consist of:
Paid in capital	$362,651,524
Undistributed net investment income	—
Accumulated net realized loss on investments	(17,241,751)
Net unrealized depreciation on investments	(2,272,609)
Net assets	$343,137,164

A-Class:
Net assets	$465,052
Capital shares outstanding	8,998
Net asset value per share	$51.68
Maximum offering price per share (Net asset value divided by 95.25%)	$54.26

C-Class:
Net assets	$14,073
Capital shares outstanding	273
Net asset value per share	$51.55

H-Class:
Net assets	$342,658,039
Capital shares outstanding	6,644,014
Net asset value per share	$51.57

STATEMENT OF OPERATIONS

Period Ended March 31, 2015**

Investment Income:
Dividends (net foreign withholding tax of $1,952)	$423,648
Interest	582
Total investment income	424,230

Expenses:
Management fees	509,467
Transfer agent and administrative fees	141,519
Distribution and service fees:
A-Class	64
C-Class	36
H-Class	141,446
Portfolio accounting fees	53,834
Custodian fees	7,214
Trustees’ fees*	517
Miscellaneous	75,746
Total expenses	929,843
Less:
Expenses waived by Adviser	(165,270)
Net expenses	764,573
Net investment loss	(340,343)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,911,794)
Swap agreements	(11,312,459)
Futures contracts	(2,017,498)
Net realized loss	(17,241,751)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,819,074)
Swap agreements	153,803
Futures contracts	392,662
Net change in unrealized appreciation (depreciation)	(2,272,609)
Net realized and unrealized loss	(19,514,360)
Net decrease in net assets resulting from operations	$(19,854,703)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: November 28, 2014.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended March 31, 2015[a]
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(340,343)
Net realized loss on investments	(17,241,751)
Net change in unrealized appreciation (depreciation) on investments	(2,272,609)
Net decrease in net assets resulting from operations	(19,854,703)

Capital share transactions:
Proceeds from sale of shares
A-Class	485,374
C-Class	14,050
H-Class	541,099,792
Cost of shares redeemed
A-Class	(11,481)
C-Class	(50)
H-Class	(178,595,818)
Net increase from capital share transactions	362,991,867
Net increase in net assets	343,137,164

Net assets:
Beginning of period	—
End of period	$343,137,164
Undistributed net investment income at end of period	$—

Capital share activity:
Shares sold
A-Class	9,226
C-Class	274
H-Class	10,481,242
Shares redeemed
A-Class	(228)
C-Class	(1)
H-Class	(3,837,228)
Net increase in shares	6,653,285

[a]	Since commencement of operations: November 28, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2015[a]
Per Share Data
Net asset value, beginning of period	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)
Net gain (loss) on investments (realized and unrealized)	1.75
Total from investment operations	1.68
Net asset value, end of period	$51.68

Total Return[c]	3.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$465
Ratios to average net assets:
Net investment income (loss)	(0.39%)
Total expenses[d]	1.63%
Net expenses[e,f]	1.35%
Portfolio turnover rate	84%

C-Class	Period Ended March 31, 2015[a]
Per Share Data
Net asset value, beginning of period	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.19)
Net gain (loss) on investments (realized and unrealized)	1.74
Total from investment operations	1.55
Net asset value, end of period	$51.55

Total Return[c]	3.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14
Ratios to average net assets:
Net investment income (loss)	(1.13%)
Total expenses[d]	2.43%
Net expenses[e,f]	2.13%
Portfolio turnover rate	84%

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended March 31, 2015[a]
Per Share Data
Net asset value, beginning of period	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)
Net gain (loss) on investments (realized and unrealized)	1.67
Total from investment operations	1.57
Net asset value, end of period	$51.57

Total Return[c]	3.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$342,658
Ratios to average net assets:
Net investment income (loss)	(0.60%)
Total expenses[d]	1.64%
Net expenses[e,f]	1.35%
Portfolio turnover rate	84%

[a]	Since commencement of operations: November 28, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charge and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the period presented would be:

03/31/15
A-Class	1.35%
C-Class	2.10%
H-Class	1.35%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2015, with the NASDAQ-100 Index returning 22.03%, the Inverse NASDAQ-100® Fund Investor Class returned -20.31%. For the one-year period ended March 31, 2015, Inverse NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

The Information Technology sector contributed most to performance of the underlying index, followed by the Health Care sector. The Telecommunications Services sector was the only one that detracted from performance. The Materials sector contributed least, followed by the Industrials sector.

Apple, Inc., Gilead Sciences, Inc., and Facebook, Inc. Class A were the holdings contributing most to performance of the underlying index for the year. Wynn Resorts Ltd., Google, Inc. Class C and QUALCOMM, Inc. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31,2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

56 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Inception Dates:
Investor Class	September 3, 1998
Advisor Class	August 1, 2003
A-Class	March 31, 2004
C-Class	March 7, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	22.0%
Total	22.0%

“Largest Holding” excludes any temporary cash or derivative instruments.

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	-20.31%	-18.94%	-13.47%
Advisor Class Shares	-20.86%	-19.39%	-13.93%
A-Class Shares	-20.50%	-19.21%	-13.71%
A-Class Shares with sales charge†	-24.29%	-19.99%	-14.13%
C-Class Shares	-21.13%	-19.81%	-14.36%
C-Class Shares with CDSC‡	-21.92%	-19.81%	-14.36%
NASDAQ-100 Index	22.03%	18.59%	12.27%

			Since Inception (09/18/14)
H-Class Shares			-7.49%
NASDAQ-100 Index			5.62%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares, C-Class shares and H-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS	March 31, 2015
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 22.0%
Guggenheim Strategy Fund I1	77,277	$1,924,197
Total Mutual Funds
(Cost $1,923,966)		1,924,197

	Face Amount

REPURCHASE AGREEMENTS††,2 - 68.6%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$4,724,985	4,724,985
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	722,079	722,079
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	579,586	579,586
Total Repurchase Agreements
(Cost $6,026,650)		6,026,650

Total Investments - 90.6%
(Cost $7,950,616)		$7,950,847
Other Assets & Liabilities, net - 9.4%		828,228
Total Net Assets - 100.0%		$8,779,075

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2015 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $1,990,995)	23	$4,490

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc April 2015 NASDAQ-100 Index Swap, Terminating 04/30/153 (Notional Value $981,531)	226	$(612)
Goldman Sachs International April 2015 NASDAQ-100 Index Swap, Terminating 04/28/153 (Notional Value $892,847)	206	(4,197)
Credit Suisse Capital, LLC April 2015 NASDAQ-100 Index Swap, Terminating 04/28/153 (Notional Value $4,898,372)	1,130	(22,583)
(Total Notional Value $6,772,750)		$(27,392)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	Repurchase Agreements — See Note 5.
3	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.
plc — Public Limited Company

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value (cost $1,923,966)	$1,924,197
Repurchase agreements, at value (cost $6,026,650)	6,026,650
Total investments (cost $7,950,616)	7,950,847
Segregated cash with broker	1,145,896
Receivables:
Variation margin	20,355
Fund shares sold	16,523
Dividends	2,294
Interest	5
Total assets	9,135,920

Liabilities:
Unrealized depreciation on swap agreements	27,392
Payable for:
Fund shares redeemed	304,026
Management fees	6,370
Swap settlement	5,502
Securities purchased	2,294
Transfer agent and administrative fees	1,769
Distribution and service fees	1,019
Portfolio accounting fees	708
Miscellaneous	7,765
Total liabilities	356,845
Commitments and contingent liabilities (Note 15)	—
Net assets	$8,779,075

Net assets consist of:
Paid in capital	$60,736,716
Accumulated net investment loss	(30,748)
Accumulated net realized loss on investments	(51,904,222)
Net unrealized depreciation on investments	(22,671)
Net assets	$8,779,075

Investor Class:
Net assets	$6,820,535
Capital shares outstanding	258,681
Net asset value per share	$26.37

Advisor Class:
Net assets	$55,928
Capital shares outstanding	2,260
Net asset value per share	$24.75

A-Class:
Net assets	$570,126
Capital shares outstanding	22,410
Net asset value per share	$25.44
Maximum offering price per share (Net asset value divided by 95.25%)	$26.71

C-Class:
Net assets	$997,559
Capital shares outstanding	44,177
Net asset value per share	$22.58

H-Class:
Net assets	$334,927
Capital shares outstanding	13,166
Net asset value per share	$25.44

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends	$35,303
Interest	1,428
Total investment income	36,731

Expenses:
Management fees	102,138
Transfer agent and administrative fees	28,372
Distribution and service fees:
Advisor Class	2,570
A-Class	5,408
C-Class	9,919
H-Class**	41
Portfolio accounting fees	11,349
Custodian fees	1,324
Trustees’ fees*	826
Miscellaneous	21,275
Total expenses	183,222
Net investment loss	(146,491)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(11,338)
Swap agreements	(3,013,781)
Futures contracts	206,203
Net realized loss	(2,818,916)
Net change in unrealized appreciation (depreciation) on:
Investments	231
Swap agreements	(47,717)
Futures contracts	4,490
Net change in unrealized appreciation (depreciation)	(42,996)
Net realized and unrealized loss	(2,861,912)
Net decrease in net assets resulting from operations	$(3,008,403)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: September 18, 2014.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(146,491)	$(179,288)
Net realized loss on investments	(2,818,916)	(3,424,508)
Net change in unrealized appreciation (depreciation) on investments	(42,996)	65,013
Net decrease in net assets resulting from operations	(3,008,403)	(3,538,783)

Capital share transactions:
Proceeds from sale of shares
Investor Class	125,263,815	152,933,607
Advisor Class	22,352,580	38,354,968
A-Class	10,300,215	646,006
C-Class	6,446,046	1,338,850
H-Class**	700,911	—
Cost of shares redeemed
Investor Class	(123,319,554)	(150,997,216)
Advisor Class	(22,218,407)	(39,937,666)
A-Class	(9,553,897)	(371,971)
C-Class	(5,751,807)	(1,253,224)
H-Class**	(348,024)	—
Net increase from capital share transactions	3,871,878	713,354
Net increase (decrease) in net assets	863,475	(2,825,429)

Net assets:
Beginning of year	7,915,600	10,741,029
End of year	$8,779,075	$7,915,600
Accumulated net investment loss at end of year	$(30,748)	$—

Capital share activity:
Shares sold
Investor Class	4,196,223	4,127,092	*
Advisor Class	816,404	1,099,075	*
A-Class	374,065	17,551	*
C-Class	266,428	37,993	*
H-Class**	25,422	—
Shares redeemed
Investor Class	(4,144,984)	(4,095,216	)*
Advisor Class	(817,928)	(1,147,177	)*
A-Class	(363,273)	(10,220	)*
C-Class	(241,845)	(36,051	)*
H-Class**	(12,256)	—
Net increase (decrease) in shares	98,256	(6,953	)*

*
Capital share activity for the period presented through February 21, 2014 has been restated to reflect a 1:5 reverse share split effective February 21, 2014. See Note 14 in Notes to Financial Statements.

**	Since commencement of operations: September 18, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$33.09	$43.91	$46.95	$59.62	$75.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	(.54)	(.60)	(.80)	(.90)
Net gain (loss) on investments (realized and unrealized)	(6.39)	(10.28)	(2.44)	(11.87)	(14.82)
Total from investment operations	(6.72)	(10.82)	(3.04)	(12.67)	(15.72)
Net asset value, end of period	$26.37	$33.09	$43.91	$46.95	$59.62

Total Return[b]	(20.31%)	(24.62%)	(6.50%)	(21.22%)	(20.90%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,821	$6,865	$7,709	$8,792	$32,978
Ratios to average net assets:
Net investment income (loss)	(1.14%)	(1.44%)	(1.32%)	(1.38%)	(1.30%)
Total expenses[c]	1.46%	1.46%	1.44%	1.45%	1.47%
Portfolio turnover rate	149%	—	—	—	—

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$31.26	$41.85	$45.01	$57.15	$72.70
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(.73)	(.80)	(1.05)	(1.20)
Net gain (loss) on investments (realized and unrealized)	(6.03)	(9.86)	(2.36)	(11.09)	(14.35)
Total from investment operations	(6.51)	(10.59)	(3.16)	(12.14)	(15.55)
Net asset value, end of period	$24.75	$31.26	$41.85	$45.01	$57.15

Total Return[b]	(20.86%)	(25.30%)	(7.00%)	(21.26%)	(21.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56	$118	$2,171	$207	$642
Ratios to average net assets:
Net investment income (loss)	(1.68%)	(1.93%)	(1.83%)	(1.91%)	(1.80%)
Total expenses[c]	1.96%	1.96%	1.95%	1.95%	1.97%
Portfolio turnover rate	149%	—	—	—	—

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$32.00	$42.61	$45.77	$58.30	$73.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(.37)	(.60)	(.70)	(.90)	(1.05)
Net gain (loss) on investments (realized and unrealized)	(6.19)	(10.01)	(2.46)	(11.63)	(14.53)
Total from investment operations	(6.56)	(10.61)	(3.16)	(12.53)	(15.58)
Net asset value, end of period	$25.44	$32.00	$42.61	$45.77	$58.30

Total Return[b]	(20.50%)	(24.88%)	(6.89%)	(21.53%)	(21.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$570	$372	$183	$474	$946
Ratios to average net assets:
Net investment income (loss)	(1.35%)	(1.69%)	(1.56%)	(1.62%)	(1.54%)
Total expenses[c]	1.71%	1.71%	1.68%	1.69%	1.72%
Portfolio turnover rate	149%	—	—	—	—

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$28.63	$38.42	$41.58	$53.34	$68.10
Income (loss) from investment operations:
Net investment income (loss)[a]	(.53)	(.80)	(.95)	(1.20)	(1.45)
Net gain (loss) on investments (realized and unrealized)	(5.52)	(8.99)	(2.21)	(10.56)	(13.31)
Total from investment operations	(6.05)	(9.79)	(3.16)	(11.76)	(14.76)
Net asset value, end of period	$22.58	$28.63	$38.42	$41.58	$53.34

Total Return[b]	(21.13%)	(25.44%)	(7.58%)	(22.12%)	(21.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$998	$561	$678	$752	$2,435
Ratios to average net assets:
Net investment income (loss)	(2.12%)	(2.44%)	(2.32%)	(2.37%)	(2.29%)
Total expenses[c]	2.46%	2.46%	2.44%	2.45%	2.47%
Portfolio turnover rate	149%	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$27.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)
Net gain (loss) on investments (realized and unrealized)	(1.86)
Total from investment operations	(2.06)
Net asset value, end of period	$25.44

Total Return[b]	(7.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$335
Ratios to average net assets:
Net investment income (loss)	(1.35%)
Total expenses[c]	1.68%
Portfolio turnover rate	149%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]
Reverse share split — Per share amounts for the periods presented through February 21, 2014 have been restated to reflect a 1:5 reverse share split effective February 21, 2014. See Note 14 in Notes to Financial Statements.

[e]
Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since the commencement of operations of the Class.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2015, the Mid-Cap 1.5x Strategy Fund H-Class returned 15.56%. Over the same period, its benchmark, the S&P MidCap 400 Index, returned 12.19%. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

Financials and Health Care contributed most performance of the underlying index during the period. Energy was the only sector that detracted. Telecommunications Services and Materials contributed least to the performance of the underlying index.

Skyworks Solutions, Inc., Hanesbrands, Inc., and Qorvo, Inc., contributed most performance to the underlying index for the period. Cree, Inc., 3D Systems Corp. and Trimble Navigation Ltd. were the largest detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31,2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Inception Dates:
A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	11.0%
Qorvo, Inc.	0.3%
Realty Income Corp.	0.3%
Church & Dwight Company, Inc.	0.3%
Signet Jewelers Ltd.	0.3%
Salix Pharmaceuticals Ltd.	0.3%
Advance Auto Parts, Inc.	0.3%
Federal Realty Investment Trust	0.3%
ResMed, Inc.	0.3%
Jarden Corp.	0.3%
Top Ten Total	13.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
A-Class Shares	15.50%	20.23%	9.84%
A-Class Shares with sales charge†	10.00%	19.06%	9.31%
C-Class Shares	14.63%	19.35%	9.03%
C-Class Shares with CDSC‡	13.63%	19.35%	9.03%
H-Class Shares	15.56%	20.27%	9.86%
S&P MidCap 400 Index	12.19%	15.72%	10.32%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

66 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 46.2%

FINANCIAL - 10.7%
Realty Income Corp.	1,660	$85,657
Federal Realty Investment Trust	506	74,488
UDR, Inc.	1,908	64,929
Alleghany Corp.*	118	57,465
Everest Re Group Ltd.	330	57,420
Arthur J Gallagher & Co.	1,215	56,802
Jones Lang LaSalle, Inc.	331	56,402
Duke Realty Corp.	2,542	55,340
Extra Space Storage, Inc.	815	55,069
New York Community Bancorp, Inc.	3,264	54,607
Raymond James Financial, Inc.	937	53,203
Alexandria Real Estate Equities, Inc.	531	52,060
Camden Property Trust	640	50,003
Kilroy Realty Corp.	637	48,520
Signature Bank*	371	48,075
SVB Financial Group*	376	47,768
Reinsurance Group of America, Inc. — Class A	507	47,247
Regency Centers Corp.	694	47,220
Mid-America Apartment Communities, Inc.	555	42,885
East West Bancorp, Inc.	1,059	42,847
Omega Healthcare Investors, Inc.	1,022	41,463
HCC Insurance Holdings, Inc.	712	40,349
National Retail Properties, Inc.	975	39,946
Liberty Property Trust	1,098	39,199
Senior Housing Properties Trust	1,733	38,455
WR Berkley Corp.	742	37,478
Hospitality Properties Trust	1,106	36,487
Eaton Vance Corp.	873	36,351
Taubman Centers, Inc.	467	36,020
CBOE Holdings, Inc.	619	35,534
American Campus Communities, Inc.	827	35,453
Lamar Advertising Co. — Class A	592	35,088
American Financial Group, Inc.	541	34,705
Corrections Corporation of America	861	34,664
BioMed Realty Trust, Inc.	1,485	33,650
RenaissanceRe Holdings Ltd.	337	33,609
PacWest Bancorp	714	33,479
LaSalle Hotel Properties	833	32,370
City National Corp.	355	31,623
Highwoods Properties, Inc.	685	31,359
Waddell & Reed Financial, Inc. — Class A	616	30,517
Weingarten Realty Investors	831	29,899
Home Properties, Inc.	426	29,518
SLM Corp.*	3,123	28,981
Brown & Brown, Inc.	868	28,739
First American Financial Corp.	795	28,366
Synovus Financial Corp.	1,004	28,122
Cullen/Frost Bankers, Inc.	405	27,977
Umpqua Holdings Corp.	1,625	27,918
Stifel Financial Corp.*	489	27,262
Old Republic International Corp.	1,776	26,533
Commerce Bancshares, Inc.	612	25,900
Rayonier, Inc.	934	25,181
Webster Financial Corp.	668	24,749
First Horizon National Corp.	1,727	24,679
Tanger Factory Outlet Centers, Inc.	696	24,478
Federated Investors, Inc. — Class B	703	23,825
Hanover Insurance Group, Inc.	327	23,734
CoreLogic, Inc.*	662	23,349
Prosperity Bancshares, Inc.	444	23,301
FirstMerit Corp.	1,220	23,253
First Niagara Financial Group, Inc.	2,610	23,072
WP GLIMCHER, Inc.	1,365	22,700
Aspen Insurance Holdings Ltd.	459	21,679
StanCorp Financial Group, Inc.	311	21,334
Associated Banc-Corp.	1,097	20,404
Corporate Office Properties Trust	682	20,037
Bank of Hawaii Corp.	322	19,710
Primerica, Inc.	385	19,597
TCF Financial Corp.	1,214	19,084
Janus Capital Group, Inc.	1,091	18,754
Hancock Holding Co.	593	17,707
Fulton Financial Corp.	1,320	16,289
Washington Federal, Inc.	723	15,765
Cathay General Bancorp	547	15,562
Mercury General Corp.	268	15,477
Valley National Bancorp	1,629	15,378
Urban Edge Properties	645	15,287
Equity One, Inc.	571	15,240
BancorpSouth, Inc.	632	14,675
Alexander & Baldwin, Inc.	335	14,465
Kemper Corp.	369	14,376
Trustmark Corp.	498	12,091
Potlatch Corp.	299	11,972
Mack-Cali Realty Corp.	618	11,915
International Bancshares Corp.	426	11,089
Total Financial		2,795,229

INDUSTRIAL - 8.8%
Mettler-Toledo International, Inc.*	207	68,031
Wabtec Corp.	711	67,552
Rock-Tenn Co. — Class A	1,032	66,564
Energizer Holdings, Inc.	458	63,227
J.B. Hunt Transport Services, Inc.	679	57,984
Packaging Corporation of America	726	56,766
Fortune Brands Home & Security, Inc.	1,170	55,552
Acuity Brands, Inc.	320	53,811
Huntington Ingalls Industries, Inc.	356	49,893
B/E Aerospace, Inc.	781	49,687
Trimble Navigation Ltd.*	1,911	48,157
Avnet, Inc.	1,006	44,767
Carlisle Companies, Inc.	481	44,555
Waste Connections, Inc.	914	44,000
IDEX Corp.	577	43,753
Hubbell, Inc. — Class B	397	43,519

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Arrow Electronics, Inc.*	705	$43,111
Trinity Industries, Inc.	1,148	40,765
Gentex Corp.	2,178	39,857
Old Dominion Freight Line, Inc.*	501	38,727
Lincoln Electric Holdings, Inc.	573	37,468
Genesee & Wyoming, Inc. — Class A*	378	36,454
AO Smith Corp.	554	36,376
AECOM*	1,147	35,350
Donaldson Company, Inc.	936	35,297
Zebra Technologies Corp. — Class A*	376	34,109
Lennox International, Inc.	303	33,842
Sonoco Products Co.	743	33,777
Exelis, Inc.	1,375	33,509
Orbital ATK, Inc.	437	33,487
Jabil Circuit, Inc.	1,425	33,317
Bemis Company, Inc.	719	33,297
Nordson Corp.	422	33,059
Cognex Corp.*	638	31,638
Graco, Inc.	435	31,390
Eagle Materials, Inc.	371	31,001
Kirby Corp.*	411	30,846
Belden, Inc.	314	29,378
AptarGroup, Inc.	460	29,219
AGCO Corp.	593	28,251
Oshkosh Corp.	576	28,103
Teledyne Technologies, Inc.*	260	27,750
ITT Corp.	671	26,780
Regal-Beloit Corp.	330	26,374
Esterline Technologies Corp.*	229	26,202
SPX Corp.	302	25,640
CLARCOR, Inc.	370	24,442
National Instruments Corp.	747	23,934
FEI Co.	308	23,513
Timken Co.	549	23,135
Crane Co.	360	22,468
Clean Harbors, Inc.*	395	22,428
Triumph Group, Inc.	372	22,216
Landstar System, Inc.	330	21,879
Woodward, Inc.	427	21,781
Valmont Industries, Inc.	177	21,750
Terex Corp.	783	20,820
Kennametal, Inc.	584	19,675
GATX Corp.	327	18,959
Con-way, Inc.	425	18,755
Silgan Holdings, Inc.	307	17,846
Louisiana-Pacific Corp.*	1,050	17,336
Tech Data Corp.*	282	16,291
KBR, Inc.	1,068	15,465
KLX, Inc.*	387	14,915
Vishay Intertechnology, Inc.	1,001	13,834
Knowles Corp.*	627	12,082
MSA Safety, Inc.	232	11,572
Werner Enterprises, Inc.	330	10,365
Itron, Inc.*	282	10,296
Harsco Corp.	591	10,201
Greif, Inc. — Class A	250	9,818
Granite Construction, Inc.	266	9,347
TimkenSteel Corp.	277	7,332
Tidewater, Inc.	346	6,622
Total Industrial		2,331,269

CONSUMER, NON-CYCLICAL - 7.7%
Church & Dwight Company, Inc.	963	82,259
Salix Pharmaceuticals Ltd.*	470	81,221
ResMed, Inc.	1,037	74,435
Towers Watson & Co. — Class A	513	67,810
Cooper Companies, Inc.	356	66,721
Centene Corp.*	876	61,924
United Therapeutics Corp.*	344	59,318
Hologic, Inc.*	1,796	59,313
WhiteWave Foods Co. — Class A*	1,286	57,021
CDK Global, Inc.	1,187	55,504
Omnicare, Inc.	716	55,175
Gartner, Inc.*	645	54,083
IDEXX Laboratories, Inc.*	348	53,759
MEDNAX, Inc.*	709	51,410
ManpowerGroup, Inc.	577	49,709
Hain Celestial Group, Inc.*	750	48,038
Global Payments, Inc.	495	45,382
Community Health Systems, Inc.*	861	45,013
SEI Investments Co.	960	42,326
Ingredion, Inc.	527	41,011
Service Corporation International	1,496	38,971
Teleflex, Inc.	306	36,974
Sirona Dental Systems, Inc.*	410	36,896
Graham Holdings Co. — Class B	33	34,638
Health Net, Inc.*	567	34,298
VCA, Inc.*	605	33,166
Flowers Foods, Inc.	1,359	30,904
STERIS Corp.	439	30,849
WEX, Inc.*	286	30,705
WellCare Health Plans, Inc.*	324	29,633
Align Technology, Inc.*	536	28,829
United Natural Foods, Inc.*	369	28,428
RR Donnelley & Sons Co.	1,474	28,286
Charles River Laboratories International, Inc.*	349	27,673
Live Nation Entertainment, Inc.*	1,070	26,996
TreeHouse Foods, Inc.*	316	26,866
Akorn, Inc.*	549	26,083
Avon Products, Inc.	3,206	25,616
Deluxe Corp.	368	25,495
LifePoint Hospitals, Inc.*	326	23,945
Bio-Rad Laboratories, Inc. — Class A*	152	20,547
Hill-Rom Holdings, Inc.	417	20,433
Corporate Executive Board Co.	247	19,726
Sotheby’s	453	19,144
Post Holdings, Inc.*	386	18,080

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Boston Beer Company, Inc. — Class A*	67	$17,916
SUPERVALU, Inc.*	1,522	17,701
Rollins, Inc.	710	17,558
Thoratec Corp.*	399	16,714
Owens & Minor, Inc.	465	15,736
DeVry Education Group, Inc.	423	14,111
Lancaster Colony Corp.	143	13,609
Aaron’s, Inc.	476	13,476
Apollo Education Group, Inc. — Class A*	712	13,471
Dean Foods Co.	694	11,472
FTI Consulting, Inc.*	305	11,425
Rent-A-Center, Inc.	390	10,702
HMS Holdings Corp.*	652	10,073
Tootsie Roll Industries, Inc.	152	5,146
Total Consumer, Non-cyclical		2,043,723

CONSUMER, CYCLICAL - 6.1%
Signet Jewelers Ltd.	591	82,026
Advance Auto Parts, Inc.	539	80,683
Jarden Corp.*	1,323	69,987
Foot Locker, Inc.	1,048	66,023
Alaska Air Group, Inc.	968	64,062
Polaris Industries, Inc.	450	63,495
LKQ Corp.*	2,242	57,306
Williams-Sonoma, Inc.	632	50,377
Toll Brothers, Inc.*	1,179	46,382
Dick’s Sporting Goods, Inc.	724	41,261
Domino’s Pizza, Inc.	410	41,225
NVR, Inc.*	28	37,202
JetBlue Airways Corp.*	1,926	37,076
Carter’s, Inc.	389	35,970
Brunswick Corp.	685	35,243
Cinemark Holdings, Inc.	768	34,614
Office Depot, Inc.*	3,620	33,304
International Game Technology	1,824	31,756
Copart, Inc.*	839	31,521
Kate Spade & Co.*	940	31,387
World Fuel Services Corp.	532	30,579
Panera Bread Co. — Class A*	188	30,079
Ingram Micro, Inc. — Class A*	1,152	28,938
Brinker International, Inc.	465	28,625
MSC Industrial Direct Company, Inc. — Class A	374	27,003
Tempur Sealy International, Inc.*	449	25,925
Dana Holding Corp.	1,215	25,709
Watsco, Inc.	202	25,391
Buffalo Wild Wings, Inc.*	140	25,374
Tupperware Brands Corp.	367	25,330
CST Brands, Inc.	569	24,939
Wendy’s Co.	2,033	22,160
American Eagle Outfitters, Inc.	1,294	22,102
Scotts Miracle-Gro Co. — Class A	328	22,032
Thor Industries, Inc.	343	21,681
Chico’s FAS, Inc.	1,137	20,114
Cabela’s, Inc.*	352	19,705
Big Lots, Inc.	394	18,924
JC Penney Company, Inc.*	2,249	18,914
Life Time Fitness, Inc.*	265	18,804
Deckers Outdoor Corp.*	255	18,582
HNI Corp.	326	17,985
Cheesecake Factory, Inc.	343	16,920
HSN, Inc.	240	16,375
Ascena Retail Group, Inc.*	972	14,104
ANN, Inc.*	337	13,827
DreamWorks Animation SKG, Inc. — Class A*,1	534	12,923
Herman Miller, Inc.	439	12,187
Abercrombie & Fitch Co. — Class A	511	11,262
KB Home	671	10,481
Guess?, Inc.	471	8,756
MDC Holdings, Inc.	288	8,208
International Speedway Corp. — Class A	206	6,718
Total Consumer, Cyclical		1,621,556

TECHNOLOGY - 4.3%
ANSYS, Inc.*	664	58,557
Synopsys, Inc.*	1,133	52,480
MSCI, Inc. — Class A	829	50,826
Broadridge Financial Solutions, Inc.	891	49,014
Rackspace Hosting, Inc.*	866	44,677
Jack Henry & Associates, Inc.	603	42,144
Cadence Design Systems, Inc.*	2,156	39,757
NCR Corp.*	1,244	36,711
Ultimate Software Group, Inc.*	211	35,861
Informatica Corp.*	807	35,391
Cypress Semiconductor Corp.	2,344	33,074
MAXIMUS, Inc.	486	32,445
PTC, Inc.*	848	30,672
Teradyne, Inc.	1,606	30,273
Tyler Technologies, Inc.*	248	29,891
VeriFone Systems, Inc.*	839	29,273
Cree, Inc.*	823	29,208
Solera Holdings, Inc.	496	25,623
Atmel Corp.	3,070	25,266
SolarWinds, Inc.*	489	25,056
IPG Photonics Corp.*	263	24,380
Riverbed Technology, Inc.*	1,144	23,921
DST Systems, Inc.	211	23,360
Integrated Device Technology, Inc.*	1,094	21,902
3D Systems Corp.*,1	771	21,141
Fair Isaac Corp.	232	20,583
Leidos Holdings, Inc.	459	19,260
Lexmark International, Inc. — Class A	448	18,968
ACI Worldwide, Inc.*	855	18,519
Mentor Graphics Corp.	722	17,350
Diebold, Inc.	477	16,914
Convergys Corp.	730	16,695
Fairchild Semiconductor International, Inc. — Class A*	864	15,708
Allscripts Healthcare Solutions, Inc.*	1,251	14,962

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Science Applications International Corp.	290	$14,892
Silicon Laboratories, Inc.*	289	14,673
Advent Software, Inc.	332	14,645
Intersil Corp. — Class A	962	13,776
CommVault Systems, Inc.*	311	13,591
Semtech Corp.*	492	13,109
Advanced Micro Devices, Inc.*	4,643	12,443
Rovi Corp.*	678	12,346
Acxiom Corp.*	570	10,539
Total Technology		1,129,876

BASIC MATERIALS - 2.2%
Ashland, Inc.	470	59,836
RPM International, Inc.	986	47,317
Valspar Corp.	551	46,301
Albemarle Corp.	827	43,699
NewMarket Corp.	78	37,268
Steel Dynamics, Inc.	1,781	35,798
Reliance Steel & Aluminum Co.	572	34,938
Royal Gold, Inc.	481	30,356
Cytec Industries, Inc.	526	28,425
United States Steel Corp.	1,074	26,206
PolyOne Corp.	657	24,539
Sensient Technologies Corp.	350	24,108
Compass Minerals International, Inc.	248	23,116
Domtar Corp.	470	21,723
Cabot Corp.	470	21,150
Minerals Technologies, Inc.	256	18,714
Olin Corp.	571	18,295
Carpenter Technology Corp.	388	15,085
Commercial Metals Co.	866	14,021
Worthington Industries, Inc.	371	9,872
Cliffs Natural Resources, Inc.	1,130	5,435
Total Basic Materials		586,202

ENERGY - 2.2%
HollyFrontier Corp.	1,446	58,231
Dresser-Rand Group, Inc.*	565	45,397
SunEdison, Inc.*	1,858	44,592
Oceaneering International, Inc.	735	39,639
Energen Corp.	538	35,508
Nabors Industries Ltd.	2,134	29,129
Gulfport Energy Corp.*	632	29,014
SM Energy Co.	498	25,737
Western Refining, Inc.	521	25,732
Superior Energy Services, Inc.	1,122	25,065
Murphy USA, Inc.*	317	22,941
Patterson-UTI Energy, Inc.	1,080	20,277
Dril-Quip, Inc.*	286	19,560
Denbury Resources, Inc.	2,606	18,998
California Resources Corp.	2,275	17,313
NOW, Inc.*,1	790	17,096
WPX Energy, Inc.*	1,504	16,439
Rowan Companies plc — Class A	919	16,275
Oil States International, Inc.*	379	15,073
Atwood Oceanics, Inc.	443	12,453
Helix Energy Solutions Group, Inc.*	726	10,861
Peabody Energy Corp.	2,027	9,973
Unit Corp.*	342	9,569
Rosetta Resources, Inc.*	543	9,242
Total Energy		574,114

UTILITIES - 2.1%
Alliant Energy Corp.	818	51,534
OGE Energy Corp.	1,471	46,498
UGI Corp.	1,274	41,519
Atmos Energy Corp.	743	41,088
Westar Energy, Inc.	974	37,752
National Fuel Gas Co.	621	37,465
Aqua America, Inc.	1,304	34,360
Questar Corp.	1,294	30,875
MDU Resources Group, Inc.	1,434	30,602
Great Plains Energy, Inc.	1,137	30,335
Vectren Corp.	609	26,881
Cleco Corp.	446	24,316
Hawaiian Electric Industries, Inc.	757	24,315
IDACORP, Inc.	371	23,325
WGL Holdings, Inc.	367	20,699
PNM Resources, Inc.	587	17,140
ONE Gas, Inc.	385	16,644
Black Hills Corp.	329	16,595
Total Utilities		551,943

COMMUNICATIONS - 1.6%
Qorvo, Inc.*	1,095	87,271
FactSet Research Systems, Inc.	286	45,531
Fortinet, Inc.*	1,046	36,558
AMC Networks, Inc. — Class A*	436	33,415
ARRIS Group, Inc.*	974	28,144
AOL, Inc.*	578	22,895
JDS Uniphase Corp.*	1,716	22,514
John Wiley & Sons, Inc. — Class A	342	20,910
Time, Inc.	807	18,109
Telephone & Data Systems, Inc.	724	18,028
Plantronics, Inc.	317	16,785
Ciena Corp.*	798	15,409
Meredith Corp.	269	15,002
InterDigital, Inc.	274	13,903
New York Times Co. — Class A	970	13,347
Polycom, Inc.*	990	13,266
NeuStar, Inc. — Class A*,1	411	10,119
Total Communications		431,206

INFORMATION TECHNOLOGY - 0.2%
Keysight Technologies, Inc.*	1,242	46,140

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

HEALTH CARE - 0.2%
Bio-Techne Corp.	274	$27,479
Halyard Health, Inc.*	343	16,876
Total Health Care		44,355

CONSUMER DISCRETIONARY - 0.1%
Vista Outdoor, Inc.*	470	20,125

Total Common Stocks
(Cost $6,998,588)		12,175,738

MUTUAL FUNDS† - 11.0%
Guggenheim Strategy Fund I2	116,856	2,909,723
Total Mutual Funds
(Cost $2,906,503)		2,909,723

	Face Amount

REPURCHASE AGREEMENTS††,3 - 28.0%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$5,790,944	5,790,944
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	884,979	884,979
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	710,341	710,341
Total Repurchase Agreements
(Cost $7,386,264)		7,386,264

SECURITIES LENDING COLLATERAL††,4 - 0.1%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	16,031	16,031
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	5,515	5,515
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	2,847	2,847
Total Securities Lending Collateral
(Cost $24,393)		24,393

Total Investments - 85.3%
(Cost $17,315,748)		$22,496,118
Other Assets & Liabilities, net - 14.7%		3,882,697
Total Net Assets - 100.0%		$26,378,815

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2015 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $1,520,200)	10	$518

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc April 2015 S&P MidCap 400 Index Swap, Terminating 04/30/155 (Notional Value $23,885,312)	15,672	$245,895
Credit Suisse Capital, LLC April 2015 S&P MidCap 400 Index Swap, Terminating 04/28/155 (Notional Value $1,313,217)	862	19,737
Goldman Sachs International April 2015 S&P MidCap 400 Index Swap, Terminating 04/28/155 (Notional Value $677,082)	444	10,181
(Total Notional Value $25,875,611)		$275,813

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
3	Repurchase Agreements — See Note 5.
4	Securities lending collateral — See Note 6.
5	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $24,184 of securities loaned (cost $9,905,091)	$15,085,461
Repurchase agreements, at value (cost $7,410,657)	7,410,657
Total investments (cost $17,315,748)	22,496,118
Segregated cash with broker	2,323,969
Unrealized appreciation on swap agreements	275,813
Cash	83
Receivables:
Fund shares sold	1,396,980
Dividends	13,528
Swap settlement	7,078
Variation margin	1,481
Securities lending income	155
Interest	7
Total assets	26,515,212

Liabilities:
Payable for:
Fund shares redeemed	40,227
Return of securities loaned	24,750
Management fees	18,405
Distribution and service fees	7,910
Transfer agent and administrative fees	5,113
Securities purchased	3,469
Portfolio accounting fees	2,045
Miscellaneous	34,478
Total liabilities	136,397
Commitment and contingent liabilities (Note 15)	—
Net assets	$26,378,815

Net assets consist of:
Paid in capital	$20,274,526
Undistributed net investment income	—
Accumulated net realized gain on investments	647,588
Net unrealized appreciation on investments	5,456,701
Net assets	$26,378,815

A-Class:
Net assets	$5,330,430
Capital shares outstanding	79,177
Net asset value per share	$67.32
Maximum offering price per share (Net asset value divided by 95.25%)	$70.68

C-Class:
Net assets	$4,615,368
Capital shares outstanding	76,577
Net asset value per share	$60.27

H-Class:
Net assets	$16,433,017
Capital shares outstanding	243,635
Net asset value per share	$67.45

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends	$550,242
Income from securities lending, net	7,493
Interest	1,765
Total investment income	559,500

Expenses:
Management fees	431,170
Transfer agent and administrative fees	119,770
Distribution and service fees:
A-Class	5,237
C-Class	44,613
H-Class	103,379
Portfolio accounting fees	47,907
Custodian fees	5,546
Trustees’ fees*	3,097
Line of credit fees	780
Miscellaneous	66,932
Total expenses	828,431
Net investment loss	(268,931)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,691,463
Swap agreements	4,069,403
Futures contracts	3,137,237
Net realized gain	12,898,103
Net change in unrealized appreciation (depreciation) on:
Investments	(1,909,732)
Swap agreements	127,516
Futures contracts	(54,360)
Net change in unrealized appreciation (depreciation)	(1,836,576)
Net realized and unrealized gain	11,061,527
Net increase in net assets resulting from operations	$10,792,596

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(268,931)	$(349,121)
Net realized gain on investments	12,898,103	11,514,098
Net change in unrealized appreciation (depreciation) on investments	(1,836,576)	(2,648,721)
Net increase in net assets resulting from operations	10,792,596	8,516,256

Distributions to shareholders from:
Net realized gains
A-Class	(7,007)	—
C-Class	(16,371)	—
H-Class	(613,785)	—
Total distributions to shareholders	(637,163)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	4,910,310	5,147,333
C-Class	1,521,171	2,786,279
H-Class	529,535,828	351,619,280
Distributions reinvested
A-Class	6,996	—
C-Class	15,357	—
H-Class	344,886	—
Cost of shares redeemed
A-Class	(2,478,109)	(5,193,473)
C-Class	(2,066,363)	(4,325,407)
H-Class	(542,160,150)	(396,329,575)
Net decrease from capital share transactions	(10,370,074)	(46,295,563)
Net decrease in net assets	(214,641)	(37,779,307)

Net assets:
Beginning of year	26,593,456	64,372,763
End of year	$26,378,815	$26,593,456
Undistributed net investment income/(Accumulated net investment loss) at end of year	$—	$(68,833)

Capital share activity:
Shares sold
A-Class	76,447	98,241
C-Class	28,166	61,396
H-Class	8,717,857	6,703,452
Shares issued from reinvestment of distributions
A-Class	114	—
C-Class	278	—
H-Class	5,604	—
Shares redeemed
A-Class	(42,389)	(102,024)
C-Class	(38,071)	(99,832)
H-Class	(8,811,347)	(7,636,463)
Net decrease in shares	(63,341)	(975,230)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$58.48	$45.07	$36.23	$37.14	$26.89
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	(.35)	(.16)	(.23)	(.26)
Net gain (loss) on investments (realized and unrealized)	9.45	13.76	9.00	(.68)	10.51
Total from investment operations	9.04	13.41	8.84	(.91)	10.25
Less distributions from:
Net realized gains	(.20)	—	—	—	—
Total distributions	(.20)	—	—	—	—
Net asset value, end of period	$67.32	$58.48	$45.07	$36.23	$37.14

Total Return[b]	15.50%	29.75%	24.40%	(2.45%)	38.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,330	$2,632	$2,199	$1,997	$1,877
Ratios to average net assets:
Net investment income (loss)	(0.66%)	(0.68%)	(0.43%)	(0.68%)	(0.88%)
Total expenses[c]	1.64%	1.67%	1.66%	1.66%	1.70%
Portfolio turnover rate	598%	563%	447%	141%	211%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$52.77	$40.97	$33.18	$34.26	$24.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(.76)	(.64)	(.41)	(.43)	(.43)
Net gain (loss) on investments (realized and unrealized)	8.46	12.44	8.20	(.65)	9.71
Total from investment operations	7.70	11.80	7.79	(1.08)	9.28
Less distributions from:
Net realized gains	(.20)	—	—	—	—
Total distributions	(.20)	—	—	—	—
Net asset value, end of period	$60.27	$52.77	$40.97	$33.18	$34.26

Total Return[b]	14.63%	28.80%	23.48%	(3.15%)	37.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,615	$4,549	$5,107	$4,815	$6,045
Ratios to average net assets:
Net investment income (loss)	(1.39%)	(1.40%)	(1.23%)	(1.42%)	(1.59%)
Total expenses[c]	2.40%	2.42%	2.40%	2.41%	2.44%
Portfolio turnover rate	598%	563%	447%	141%	211%

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$58.56	$45.13	$36.27	$37.12	$26.89
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.34)	(.15)	(.24)	(.28)
Net gain (loss) on investments (realized and unrealized)	9.38	13.77	9.01	(.61)	10.51
Total from investment operations	9.09	13.43	8.86	(.85)	10.23
Less distributions from:
Net realized gains	(.20)	—	—	—	—
Total distributions	(.20)	—	—	—	—
Net asset value, end of period	$67.45	$58.56	$45.13	$36.27	$37.12

Total Return[b]	15.56%	29.76%	24.43%	(2.29%)	38.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,433	$19,413	$57,067	$16,974	$42,647
Ratios to average net assets:
Net investment income (loss)	(0.47%)	(0.66%)	(0.41%)	(0.72%)	(0.91%)
Total expenses[c]	1.66%	1.68%	1.67%	1.66%	1.70%
Portfolio turnover rate	598%	563%	447%	141%	211%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one year ended March 31, 2015, Inverse Mid-Cap Strategy Fund H-Class returned -13.47%. Over the same period, its benchmark, the S&P MidCap 400 Index, returned 12.19%. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

Financials and Health Care contributed most performance of the underlying index during the period. Energy was the only sector that detracted. Telecommunications Services and Materials contributed least to the performance of the underlying index.

Skyworks Solutions, Inc., Hanesbrands, Inc., and Qorvo, Inc., contributed most performance to the underlying index for the period. Cree, Inc., 3D Systems Corp. and Trimble Navigation Ltd. were the largest detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31,2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

76 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	22.5%
Total	22.5%

“Largest Holding” excludes any temporary cash or derivative instruments.

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
A-Class Shares	-13.47%	-17.83%	-12.56%
A-Class Shares with sales charge†	-17.58%	-18.62%	-12.98%
C-Class Shares	-14.09%	-18.45%	-13.23%
C-Class Shares with CDSC‡	-14.95%	-18.45%	-13.23%
H-Class Shares	-13.47%	-17.84%	-12.58%
S&P MidCap 400 Index	12.19%	15.72%	10.32%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	March 31, 2015
INVERSE MID-CAP STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 22.5%
Guggenheim Strategy Fund I1	28,422	$707,700
Total Mutual Funds
(Cost $708,770)		707,700

	Face Amount

REPURCHASE AGREEMENTS††,2 - 93.9%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$2,320,800	2,320,800
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	354,668	354,668
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	284,679	284,679
Total Repurchase Agreements
(Cost $2,960,147)		2,960,147

Total Investments - 116.4%
(Cost $3,668,917)		$3,667,847
Other Assets & Liabilities, net - (16.4)%		(516,713)
Total Net Assets - 100.0%		$3,151,134

	Units	Unrealized Loss

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc April 2015 S&P MidCap 400 Index Swap, Terminating 04/30/153 (Notional Value $633,312)	416	$(6,721)
Goldman Sachs International April 2015 S&P MidCap 400 Index Swap, Terminating 04/28/153 (Notional Value $649,917)	426	(9,785)
Credit Suisse Capital, LLC April 2015 S&P MidCap 400 Index Swap, Terminating 04/28/153 (Notional Value $1,864,745)	1,224	(28,026)
(Total Notional Value $3,147,974)		$(44,532)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	Repurchase Agreements — See Note 5.
3	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.
plc — Public Limited Company

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value (cost $708,770)	$707,700
Repurchase agreements, at value (cost $2,960,147)	2,960,147
Total investments (cost $3,668,917)	3,667,847
Segregated cash with broker	605,986
Receivables:
Fund shares sold	20,198
Variation margin	1,445
Dividends	844
Interest	3
Total assets	4,296,323

Liabilities:
Unrealized depreciation on swap agreements	44,532
Payable for:
Fund shares redeemed	1,084,754
Swap settlement	8,065
Management fees	2,808
Securities purchased	844
Distribution and service fees	836
Transfer agent and administrative fees	780
Portfolio accounting fees	312
Miscellaneous	2,258
Total liabilities	1,145,189
Commitments and contingent liabilities (Note 15)	—
Net assets	$3,151,134

Net assets consist of:
Paid in capital	$16,611,368
Accumulated net investment loss	(13,602)
Accumulated net realized loss on investments	(13,401,030)
Net unrealized depreciation on investments	(45,602)
Net assets	$3,151,134

A-Class:
Net assets	$47,180
Capital shares outstanding	1,534
Net asset value per share	$30.76
Maximum offering price per share (Net asset value divided by 95.25%)	$32.29

C-Class:
Net assets	$89,072
Capital shares outstanding	3,163
Net asset value per share	$28.16

H-Class:
Net assets	$3,014,882
Capital shares outstanding	98,191
Net asset value per share	$30.70

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends	$9,691
Interest	529
Total investment income	10,220

Expenses:
Management fees	34,349
Transfer agent and administrative fees	9,541
Distribution and service fees:
A-Class	380
C-Class	1,239
H-Class	8,852
Portfolio accounting fees	3,816
Custodian fees	445
Trustees’ fees*	279
Miscellaneous	5,121
Total expenses	64,022
Net investment loss	(53,802)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(922)
Swap agreements	(318,367)
Futures contracts	(64,785)
Net realized loss	(384,074)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,070)
Swap agreements	8,735
Net change in unrealized appreciation (depreciation)	7,665
Net realized and unrealized loss	(376,409)
Net decrease in net assets resulting from operations	$(430,211)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(53,802)	$(65,876)
Net realized loss on investments	(384,074)	(1,019,261)
Net change in unrealized appreciation (depreciation) on investments	7,665	(18,278)
Net decrease in net assets resulting from operations	(430,211)	(1,103,415)

Capital share transactions:
Proceeds from sale of shares
A-Class	718,727	581,605
C-Class	110,445	465,260
H-Class	22,439,039	36,107,700
Cost of shares redeemed
A-Class	(734,756)	(499,127)
C-Class	(134,631)	(494,432)
H-Class	(22,866,538)	(32,658,493)
Net increase (decrease) from capital share transactions	(467,714)	3,502,513
Net increase (decrease) in net assets	(897,925)	2,399,098

Net assets:
Beginning of year	4,049,059	1,649,961
End of year	$3,151,134	$4,049,059
Accumulated net investment loss at end of year	$(13,602)	$(15,573)

Capital share activity:
Shares sold
A-Class	20,062	15,265 *
C-Class	3,394	11,703 *
H-Class	668,274	900,020 *
Shares redeemed
A-Class	(21,136)	(13,229)*
C-Class	(4,230)	(12,899)*
H-Class	(677,878)	(823,824)*
Net increase (decrease) in shares	(11,514)	77,036 *

*
Capital share activity for the period presented through February 7, 2014 has been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 14 in Notes to Financial Statements.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$35.55	$44.64	$54.64	$61.14	$82.10
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(.64)	(.84)	(1.02)	(1.17)
Net gain (loss) on investments (realized and unrealized)	(4.31)	(8.45)	(9.16)	(5.48)	(19.79)
Total from investment operations	(4.79)	(9.09)	(10.00)	(6.50)	(20.96)
Net asset value, end of period	$30.76	$35.55	$44.64	$54.64	$61.14

Total Return[b]	(13.47%)	(20.36%)	(18.29%)	(10.65%)	(25.54%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47	$93	$26	$115	$268
Ratios to average net assets:
Net investment income (loss)	(1.40%)	(1.65%)	(1.52%)	(1.63%)	(1.54%)
Total expenses[c]	1.66%	1.67%	1.64%	1.66%	1.69%
Portfolio turnover rate	38%	—	—	—	—

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$32.78	$41.49	$51.18	$57.72	$78.09
Income (loss) from investment operations:
Net investment income (loss)[a]	(.67)	(.90)	(1.14)	(1.44)	(1.65)
Net gain (loss) on investments (realized and unrealized)	(3.95)	(7.81)	(8.55)	(5.10)	(18.72)
Total from investment operations	(4.62)	(8.71)	(9.69)	(6.54)	(20.37)
Net asset value, end of period	$28.16	$32.78	$41.49	$51.18	$57.72

Total Return[b]	(14.09%)	(20.99%)	(18.93%)	(11.33%)	(26.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89	$131	$216	$121	$337
Ratios to average net assets:
Net investment income (loss)	(2.13%)	(2.40%)	(2.29%)	(2.39%)	(2.29%)
Total expenses[c]	2.41%	2.42%	2.40%	2.42%	2.44%
Portfolio turnover rate	38%	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$35.49	$44.59	$54.57	$61.08	$82.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(.47)	(.66)	(.81)	(1.05)	(1.20)
Net gain (loss) on investments (realized and unrealized)	(4.32)	(8.44)	(9.17)	(5.46)	(19.78)
Total from investment operations	(4.79)	(9.10)	(9.98)	(6.51)	(20.98)
Net asset value, end of period	$30.70	$35.49	$44.59	$54.57	$61.08

Total Return[b]	(13.47%)	(20.39%)	(18.31%)	(10.66%)	(25.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,015	$3,825	$1,409	$1,578	$1,845
Ratios to average net assets:
Net investment income (loss)	(1.38%)	(1.65%)	(1.53%)	(1.64%)	(1.53%)
Total expenses[c]	1.65%	1.67%	1.65%	1.67%	1.69%
Portfolio turnover rate	38%	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]
Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 14 in Notes to Financial Statements.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2015, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund H-Class returned 9.48%, while the Russell 2000 Index returned 8.21% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Health Care and Financials. The Energy sector detracted the most from return, followed by the Materials sector.

Qorvo, Inc., InterMune, Inc., and Puma Biotechnology, Inc. were the largest contributors to performance of the underlying index for the year. CARBO Ceramics, Inc., Civeo Corp., and GT Advanced Technologies, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31,2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Inception Dates:
A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	6.6%
Qorvo, Inc.	0.4%
Isis Pharmaceuticals, Inc.	0.3%
Puma Biotechnology, Inc.	0.2%
Office Depot, Inc.	0.2%
Ultimate Software Group, Inc.	0.2%
JetBlue Airways Corp.	0.2%
Brunswick Corp.	0.2%
Graphic Packaging Holding Co.	0.2%
DexCom, Inc.	0.2%
Top Ten Total	8.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
A-Class Shares	9.48%	18.22%	8.22%
A-Class Shares with sales charge†	4.29%	17.07%	7.69%
C-Class Shares	8.64%	17.32%	7.39%
C-Class Shares with CDSC‡	7.64%	17.32%	7.39%
H-Class Shares	9.48%	18.20%	8.20%
Russell 2000 Index	8.21%	14.57%	8.82%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

84 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 66.2%

FINANCIAL - 15.7%
LaSalle Hotel Properties	857	$33,304
Investors Bancorp, Inc.	2,753	32,266
Highwoods Properties, Inc.	693	31,727
RLJ Lodging Trust	1,006	31,498
CubeSmart	1,245	30,067
First American Financial Corp.	822	29,329
Prosperity Bancshares, Inc.	536	28,129
Stifel Financial Corp.*	503	28,041
CNO Financial Group, Inc.	1,571	27,052
EPR Properties	440	26,413
Sunstone Hotel Investors, Inc.	1,582	26,372
Webster Financial Corp.	695	25,750
Sovran Self Storage, Inc.	272	25,552
Pebblebrook Hotel Trust	548	25,520
Strategic Hotels & Resorts, Inc.*	2,052	25,506
MGIC Investment Corp.*	2,602	25,056
Sun Communities, Inc.	370	24,686
Radian Group, Inc.	1,469	24,664
GEO Group, Inc.	558	24,407
FirstMerit Corp.	1,271	24,225
Bank of the Ozarks, Inc.	652	24,078
MarketAxess Holdings, Inc.	290	24,041
Medical Properties Trust, Inc.	1,593	23,481
Umpqua Holdings Corp.	1,281	22,008
DCT Industrial Trust, Inc.	633	21,940
Colony Capital, Inc. — Class A	826	21,410
Primerica, Inc.	420	21,378
DiamondRock Hospitality Co.	1,505	21,266
PRA Group, Inc.*	386	20,968
Healthcare Realty Trust, Inc.	739	20,529
National Health Investors, Inc.	288	20,451
Ryman Hospitality Properties, Inc.	334	20,344
United Bankshares, Inc.	531	19,955
Susquehanna Bancshares, Inc.	1,443	19,784
Janus Capital Group, Inc.	1,150	19,768
PrivateBancorp, Inc. — Class A	551	19,379
First Citizens BancShares, Inc. — Class A	74	19,217
Hancock Holding Co.	633	18,901
Acadia Realty Trust	523	18,243
First Industrial Realty Trust, Inc.	848	18,173
Cousins Properties, Inc.	1,691	17,926
WisdomTree Investments, Inc.	828	17,768
FNB Corp.	1,335	17,542
Cathay General Bancorp	613	17,440
RLI Corp.	330	17,295
Western Alliance Bancorporation*	581	17,221
BancorpSouth, Inc.	739	17,160
Wintrust Financial Corp.	359	17,117
Texas Capital Bancshares, Inc.*	351	17,076
Washington Federal, Inc.	779	16,985
American Equity Investment Life Holding Co.	572	16,662
Hudson Pacific Properties, Inc.	502	16,661
Financial Engines, Inc.1	396	16,564
Valley National Bancorp	1,744	16,463
New Residential Investment Corp.	1,084	16,293
Alexander & Baldwin, Inc.	375	16,193
DuPont Fabros Technology, Inc.	491	16,046
MB Financial, Inc.	511	15,999
Lexington Realty Trust	1,581	15,541
UMB Financial Corp.	290	15,338
IBERIABANK Corp.	242	15,253
Sabra Health Care REIT, Inc.	453	15,017
Invesco Mortgage Capital, Inc.	946	14,691
EastGroup Properties, Inc.	241	14,494
Blackhawk Network Holdings, Inc.*	404	14,451
Kennedy-Wilson Holdings, Inc.	552	14,429
Glacier Bancorp, Inc.	573	14,411
WageWorks, Inc.*	270	14,399
Chambers Street Properties	1,822	14,357
Chesapeake Lodging Trust	422	14,276
Washington Real Estate Investment Trust	512	14,147
Home BancShares, Inc.	417	14,132
Capitol Federal Financial, Inc.	1,101	13,762
Symetra Financial Corp.	580	13,607
First Financial Bankshares, Inc.	492	13,599
Hatteras Financial Corp.	742	13,475
Empire State Realty Trust, Inc. — Class A	705	13,261
AmTrust Financial Services, Inc.	231	13,164
Mack-Cali Realty Corp.	681	13,130
Evercore Partners, Inc. — Class A	254	13,122
New York REIT, Inc.	1,248	13,079
Kemper Corp.	334	13,012
CVB Financial Corp.	815	12,991
Old National Bancorp	905	12,842
Columbia Banking System, Inc.	441	12,776
South State Corp.	186	12,721
Retail Opportunity Investments Corp.	694	12,700
Education Realty Trust, Inc.	358	12,666
BGC Partners, Inc. — Class A	1,340	12,663
EverBank Financial Corp.	701	12,639
Equity One, Inc.	473	12,624
Trustmark Corp.	519	12,601
Selective Insurance Group, Inc.	433	12,579
Potlatch Corp.	312	12,492
PS Business Parks, Inc.	150	12,456
LTC Properties, Inc.	268	12,328
Pennsylvania Real Estate Investment Trust	529	12,289
Pinnacle Financial Partners, Inc.	274	12,182
PennyMac Mortgage Investment Trust	569	12,114
Government Properties Income Trust	525	11,996
Ellie Mae, Inc.*	216	11,947
American Assets Trust, Inc.	276	11,945
Montpelier Re Holdings Ltd.	300	11,531
Redwood Trust, Inc.	638	11,401

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Hilltop Holdings, Inc.*	578	$11,236
Aircastle Ltd.	497	11,163
Argo Group International Holdings Ltd.	222	11,133
CYS Investments, Inc.	1,246	11,102
Community Bank System, Inc.	313	11,077
Ramco-Gershenson Properties Trust	594	11,048
FelCor Lodging Trust, Inc.	955	10,973
Associated Estates Realty Corp.	443	10,933
International Bancshares Corp.	419	10,907
BofI Holding, Inc.*	116	10,793
Horace Mann Educators Corp.	313	10,705
Credit Acceptance Corp.*	54	10,530
Parkway Properties, Inc.	606	10,514
National Penn Bancshares, Inc.	953	10,264
STAG Industrial, Inc.	435	10,231
First Midwest Bancorp, Inc.	579	10,057
Hersha Hospitality Trust	1,543	9,983
Springleaf Holdings, Inc.*	189	9,785
HFF, Inc. — Class A	252	9,460
PHH Corp.*	389	9,402
Sterling Bancorp	697	9,347
Summit Hotel Properties, Inc.	658	9,258
Enstar Group Ltd.*	65	9,221
Altisource Residential Corp.	439	9,158
Home Loan Servicing Solutions Ltd.	546	9,031
St. Joe Co.*	486	9,020
Physicians Realty Trust	512	9,016
Franklin Street Properties Corp.	692	8,871
BBCN Bancorp, Inc.	612	8,856
Westamerica Bancorporation	203	8,772
ARMOUR Residential REIT, Inc.	2,745	8,702
Capstead Mortgage Corp.	736	8,663
Provident Financial Services, Inc.	464	8,654
Greenhill & Company, Inc.	218	8,644
Astoria Financial Corp.	666	8,625
Chatham Lodging Trust	293	8,617
Northwest Bancshares, Inc.	727	8,615
Independent Bank Corp.	195	8,555
iStar Financial, Inc.*	653	8,489
NBT Bancorp, Inc.	336	8,420
Ambac Financial Group, Inc.*	347	8,397
Investment Technology Group, Inc.*	277	8,396
Park National Corp.	98	8,385
Encore Capital Group, Inc.*	198	8,235
WesBanco, Inc.	252	8,210
Essent Group Ltd.*	342	8,177
Simmons First National Corp. — Class A	175	7,957
Union Bankshares Corp.	357	7,929
First Financial Bancorp	444	7,908
Chemical Financial Corp.	252	7,903
CoreSite Realty Corp.	162	7,886
CyrusOne, Inc.	253	7,873
Eagle Bancorp, Inc.*	203	7,795
Starwood Waypoint Residential Trust	301	7,781
Apollo Commercial Real Estate Finance, Inc.	447	7,679
Nelnet, Inc. — Class A	161	7,619
Terreno Realty Corp.	329	7,501
Boston Private Financial Holdings, Inc.	616	7,484
Alexander’s, Inc.	16	7,305
Renasant Corp.	242	7,272
United Community Banks, Inc.	385	7,269
Infinity Property & Casualty Corp.	88	7,220
Inland Real Estate Corp.	672	7,184
Kite Realty Group Trust	253	7,127
American Capital Mortgage Investment Corp.	394	7,076
Select Income REIT	283	7,072
Virtus Investment Partners, Inc.	54	7,062
LegacyTexas Financial Group, Inc.	307	6,978
Rexford Industrial Realty, Inc.	441	6,972
Greenlight Capital Re Ltd. — Class A*	218	6,932
Banner Corp.	151	6,931
Stewart Information Services Corp.	165	6,706
AMERISAFE, Inc.	143	6,614
Piper Jaffray Cos.*	126	6,610
Excel Trust, Inc.	470	6,589
First Merchants Corp.	277	6,521
First Commonwealth Financial Corp.	724	6,516
Employers Holdings, Inc.	241	6,505
S&T Bancorp, Inc.	229	6,499
Investors Real Estate Trust	861	6,458
New York Mortgage Trust, Inc.	806	6,255
Navigators Group, Inc.*	80	6,227
Third Point Reinsurance Ltd.*	437	6,184
Universal Insurance Holdings, Inc.	240	6,142
Tompkins Financial Corp.	114	6,139
Cohen & Steers, Inc.	149	6,102
Safety Insurance Group, Inc.	99	5,915
Northfield Bancorp, Inc.	390	5,780
Maiden Holdings Ltd.	385	5,710
City Holding Co.	121	5,691
State Bank Financial Corp.	270	5,670
OFG Bancorp	347	5,663
STORE Capital Corp.	242	5,651
Aviv REIT, Inc.	152	5,548
Brookline Bancorp, Inc.	543	5,457
Rouse Properties, Inc.	286	5,423
Wilshire Bancorp, Inc.	540	5,384
First Potomac Realty Trust	452	5,374
Berkshire Hills Bancorp, Inc.	193	5,346
TowneBank	331	5,322
Southside Bancshares, Inc.	185	5,308
Universal Health Realty Income Trust	93	5,231
Lakeland Financial Corp.	128	5,194
Hanmi Financial Corp.	245	5,182
WSFS Financial Corp.	68	5,143
Capital Bank Financial Corp. — Class A*	186	5,135

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

United Financial Bancorp, Inc.	413	$5,134
Oritani Financial Corp.	352	5,122
Ameris Bancorp	194	5,120
National General Holdings Corp.	273	5,105
Sandy Spring Bancorp, Inc.	193	5,062
United Fire Group, Inc.	159	5,051
TrustCo Bank Corp. NY	729	5,016
First BanCorp*	801	4,966
Cass Information Systems, Inc.	88	4,940
Anworth Mortgage Asset Corp.	968	4,927
Ashford Hospitality Trust, Inc.	512	4,925
Cardinal Financial Corp.	246	4,915
Cedar Realty Trust, Inc.	652	4,883
Western Asset Mortgage Capital Corp.1	321	4,841
Customers Bancorp, Inc.*	197	4,799
Silver Bay Realty Trust Corp.	296	4,783
Monmouth Real Estate Investment Corp.	430	4,777
Urstadt Biddle Properties, Inc. — Class A	207	4,773
Flushing Financial Corp.	233	4,676
Walter Investment Management Corp.*,1	289	4,667
Cowen Group, Inc. — Class A*	887	4,612
FBL Financial Group, Inc. — Class A	74	4,589
Resource Capital Corp.	993	4,508
American Residential Properties, Inc.*	248	4,462
Agree Realty Corp.	134	4,418
World Acceptance Corp.*	60	4,375
National Western Life Insurance Co. — Class A	17	4,323
Washington Trust Bancorp, Inc.	113	4,315
Saul Centers, Inc.	75	4,290
KCG Holdings, Inc. — Class A*	347	4,254
Forestar Group, Inc.*	269	4,242
TriCo Bancshares	174	4,199
RAIT Financial Trust	612	4,198
Arlington Asset Investment Corp. — Class A	172	4,138
AG Mortgage Investment Trust, Inc.	219	4,126
Acacia Research Corp.	385	4,120
Dime Community Bancshares, Inc.	252	4,057
Community Trust Bancorp, Inc.	121	4,012
Heartland Financial USA, Inc.	121	3,948
Heritage Financial Corp.	232	3,944
Apollo Residential Mortgage, Inc.	247	3,940
First Interstate BancSystem, Inc. — Class A	140	3,895
Enova International, Inc.*	197	3,879
Stock Yards Bancorp, Inc.	112	3,856
GAMCO Investors, Inc. — Class A	49	3,847
First NBC Bank Holding Co.*	114	3,760
First Busey Corp.	558	3,733
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	203	3,711
1st Source Corp.	115	3,695
Getty Realty Corp.	197	3,585
Dynex Capital, Inc.	421	3,566
Campus Crest Communities, Inc.	498	3,566
International. FCStone, Inc.*	119	3,538
Diamond Hill Investment Group, Inc.	22	3,520
OM Asset Management plc	186	3,467
Waterstone Financial, Inc.	265	3,403
CoBiz Financial, Inc.	276	3,400
ConnectOne Bancorp, Inc.	174	3,386
Westwood Holdings Group, Inc.	56	3,377
Lakeland Bancorp, Inc.	292	3,358
BancFirst Corp.	55	3,354
QTS Realty Trust, Inc. — Class A	92	3,350
Ashford Hospitality Prime, Inc.	196	3,287
Meadowbrook Insurance Group, Inc.	386	3,281
CenterState Banks, Inc.	273	3,251
Federated National Holding Co.	106	3,244
CareTrust REIT, Inc.	237	3,214
Bryn Mawr Bank Corp.	105	3,193
Yadkin Financial Corp.*	157	3,187
HCI Group, Inc.	69	3,165
First Financial Corp.	88	3,158
Banc of California, Inc.	255	3,139
Enterprise Financial Services Corp.	151	3,120
HomeStreet, Inc.*	170	3,114
Great Southern Bancorp, Inc.	79	3,112
MainSource Financial Group, Inc.	158	3,103
Central Pacific Financial Corp.	132	3,032
Metro Bancorp, Inc.	109	3,005
German American Bancorp, Inc.	101	2,972
Ladenburg Thalmann Financial Services, Inc.*	764	2,949
NMI Holdings, Inc. — Class A*	389	2,914
Gladstone Commercial Corp.	156	2,903
Blue Hills Bancorp, Inc.*	219	2,895
Hudson Valley Holding Corp.	113	2,888
United Insurance Holdings Corp.	128	2,880
Clifton Bancorp, Inc.	204	2,878
State Auto Financial Corp.	117	2,842
Beneficial Bancorp, Inc.*	248	2,800
BNC Bancorp	154	2,787
Whitestone REIT — Class B	173	2,747
Independent Bank Group, Inc.	70	2,724
Southwest Bancorp, Inc.	153	2,722
RE/MAX Holdings, Inc. — Class A	81	2,690
First Bancorp	152	2,669
OneBeacon Insurance Group Ltd. — Class A	175	2,662
Bank Mutual Corp.	359	2,628
Peoples Financial Services Corp.	58	2,602
HomeTrust Bancshares, Inc.*	161	2,571
Mercantile Bank Corp.	130	2,542
Walker & Dunlop, Inc.*	143	2,535
Peoples Bancorp, Inc.	105	2,482
CorEnergy Infrastructure Trust, Inc.	358	2,481
Univest Corporation of Pennsylvania	125	2,474
Preferred Bank/Los Angeles CA	90	2,472
Park Sterling Corp.	343	2,435

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Ares Commercial Real Estate Corp.	220	$2,431
Financial Institutions, Inc.	106	2,431
First Defiance Financial Corp.	74	2,429
West Bancorporation, Inc.	122	2,427
NewStar Financial, Inc.*	206	2,416
Caesars Acquisition Co. — Class A*	352	2,394
First of Long Island Corp.	93	2,372
Bank of Kentucky Financial Corp.	48	2,354
NewBridge Bancorp	259	2,310
Bridge Bancorp, Inc.	89	2,299
One Liberty Properties, Inc.	94	2,295
Stonegate Bank	76	2,294
Bancorp, Inc.*	254	2,294
Bank of Marin Bancorp	45	2,291
Marcus & Millichap, Inc.*	61	2,286
Arrow Financial Corp.	84	2,281
Independent Bank Corp.	177	2,271
Camden National Corp.	57	2,271
Flagstar Bancorp, Inc.*	156	2,264
Federal Agricultural Mortgage Corp. — Class C	80	2,255
First Community Bancshares, Inc.	126	2,209
Phoenix Companies, Inc.*	44	2,200
Ladder Capital Corp. — Class A	117	2,166
Fidelity Southern Corp.	128	2,161
Pacific Premier Bancorp, Inc.*	133	2,153
Seacoast Banking Corporation of Florida*	150	2,141
United Community Financial Corp.	390	2,129
Suffolk Bancorp	89	2,115
Talmer Bancorp, Inc. — Class A	138	2,113
Great Western Bancorp, Inc.	96	2,113
Citizens, Inc.*	338	2,082
Meridian Bancorp, Inc.*	157	2,068
Armada Hoffler Properties, Inc.	193	2,057
Altisource Asset Management Corp.*	11	2,036
Bridge Capital Holdings*	76	1,984
Consolidated-Tomoka Land Co.	33	1,969
Citizens & Northern Corp.	95	1,917
Guaranty Bancorp	113	1,916
First Connecticut Bancorp, Inc.	124	1,906
BankFinancial Corp.	144	1,892
CNB Financial Corp.	111	1,889
Republic Bancorp, Inc. — Class A	76	1,879
Meta Financial Group, Inc.	47	1,867
Crawford & Co. — Class B	215	1,858
Pacific Continental Corp.	139	1,838
Oppenheimer Holdings, Inc. — Class A	78	1,830
Fidelity & Guaranty Life	86	1,823
Penns Woods Bancorp, Inc.	37	1,810
TriState Capital Holdings, Inc.*	170	1,780
OceanFirst Financial Corp.	103	1,779
Calamos Asset Management, Inc. — Class A	131	1,762
Global Indemnity plc — Class A*	63	1,748
PennyMac Financial Services, Inc. — Class A*	103	1,748
Gain Capital Holdings, Inc.	178	1,739
CU Bancorp*	76	1,729
CatchMark Timber Trust, Inc. — Class A	147	1,723
Moelis & Co. — Class A	56	1,687
Charter Financial Corp.	145	1,668
Baldwin & Lyons, Inc. — Class B	71	1,666
Peapack Gladstone Financial Corp.	77	1,663
Horizon Bancorp	70	1,637
UMH Properties, Inc.	160	1,611
Territorial Bancorp, Inc.	67	1,592
National Bankshares, Inc.	53	1,582
Ames National Corp.	63	1,566
Fox Chase Bancorp, Inc.	93	1,565
Atlas Financial Holdings, Inc.*	88	1,555
Sierra Bancorp	93	1,553
MidWestOne Financial Group, Inc.	53	1,528
National Interstate Corp.	54	1,516
American National Bankshares, Inc.	66	1,490
Heritage Commerce Corp.	161	1,470
Kearny Financial Corp.*	107	1,453
Heritage Oaks Bancorp	172	1,429
Square 1 Financial, Inc. — Class A*	53	1,419
FBR & Co.*	61	1,410
Manning & Napier, Inc. — Class A	105	1,366
Kansas City Life Insurance Co.	29	1,332
State National Companies, Inc.	133	1,323
EMC Insurance Group, Inc.	39	1,318
Capital City Bank Group, Inc.	81	1,316
Altisource Portfolio Solutions S.A.*	102	1,313
First Business Financial Services, Inc.	30	1,297
First Financial Northwest, Inc.	105	1,297
eHealth, Inc.*	137	1,285
Marlin Business Services Corp.	64	1,282
Northrim BanCorp, Inc.	52	1,276
First Bancorp, Inc.	73	1,274
Owens Realty Mortgage, Inc.	83	1,243
Sun Bancorp, Inc.*	65	1,229
Anchor BanCorp Wisconsin, Inc.*	35	1,216
Enterprise Bancorp, Inc.	57	1,211
Regional Management Corp.*	82	1,210
Opus Bank	39	1,204
Stonegate Mortgage Corp.*	110	1,190
Heritage Insurance Holdings, Inc.*	53	1,167
Hallmark Financial Services, Inc.*	109	1,155
Cascade Bancorp*	238	1,142
Merchants Bancshares, Inc.	39	1,138
BBX Capital Corp. — Class A*	61	1,135
Consumer Portfolio Services, Inc.*	162	1,132
Nicholas Financial, Inc.*	79	1,107
Macatawa Bank Corp.	202	1,081
Century Bancorp, Inc. — Class A	27	1,072
Trade Street Residential, Inc.	143	1,024
Old Line Bancshares, Inc.	64	1,011

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Donegal Group, Inc. — Class A	62	$975
MidSouth Bancorp, Inc.	64	944
JG Wentworth Co. — Class A*	90	935
CommunityOne Bancorp*	89	876
Republic First Bancorp, Inc.*	237	860
Independence Holding Co.	59	802
Pzena Investment Management, Inc. — Class A	87	798
RCS Capital Corp. — Class A	72	766
FXCM, Inc. — Class A	351	748
Ashford, Inc.*	6	713
Palmetto Bancshares, Inc.	34	646
Higher One Holdings, Inc.*	260	629
Silvercrest Asset Management Group, Inc. — Class A	43	613
Triumph Bancorp, Inc.*	41	560
Trupanion, Inc.*	64	512
Hampton Roads Bankshares, Inc.*	261	493
C1 Financial, Inc.*	25	469
ServisFirst Bancshares, Inc.	14	462
GFI Group, Inc.	77	457
Green Bancorp, Inc.*	36	402
Fifth Street Asset Management, Inc.	32	361
CIFC Corp.	46	352
Medley Management, Inc. — Class A	31	341
RenaissanceRe Holdings Ltd.	1	96
Total Financial		3,294,015

CONSUMER, NON-CYCLICAL - 14.4%
Isis Pharmaceuticals, Inc.*	904	57,557
Puma Biotechnology, Inc.*	188	44,388
DexCom, Inc.*	577	35,969
West Pharmaceutical Services, Inc.	543	32,693
WEX, Inc.*	298	31,994
STERIS Corp.	455	31,973
Team Health Holdings, Inc.*	540	31,595
WellCare Health Plans, Inc.*	337	30,822
Cepheid*	536	30,497
PAREXEL International Corp.*	438	30,217
HealthSouth Corp.	678	30,075
United Natural Foods, Inc.*	382	29,429
Receptos, Inc.*	168	27,701
TreeHouse Foods, Inc.*	323	27,462
Deluxe Corp.	386	26,742
Neurocrine Biosciences, Inc.*	647	25,691
Impax Laboratories, Inc.*	539	25,263
Pacira Pharmaceuticals, Inc.*	274	24,345
Acadia Healthcare Company, Inc.*	329	23,556
Euronet Worldwide, Inc.*	392	23,031
Bluebird Bio, Inc.*	189	22,825
Akorn, Inc.*	480	22,805
ABIOMED, Inc.*	307	21,975
OPKO Health, Inc.*,1	1,515	21,467
Celldex Therapeutics, Inc.*	750	20,903
Corporate Executive Board Co.	260	20,764
Amsurg Corp. — Class A*	326	20,056
Sotheby’s	469	19,820
ACADIA Pharmaceuticals, Inc.*	606	19,750
Post Holdings, Inc.*	401	18,783
SUPERVALU, Inc.*	1,559	18,131
Haemonetics Corp.*	401	18,012
Helen of Troy Ltd.*	220	17,928
Darling Ingredients, Inc.*	1,260	17,652
Dyax Corp.*	1,045	17,509
Healthcare Services Group, Inc.	541	17,382
Synageva BioPharma Corp.*	178	17,360
Thoratec Corp.*	411	17,217
Advisory Board Co.*	323	17,209
Boston Beer Company, Inc. — Class A*	64	17,113
Prestige Brands Holdings, Inc.*	399	17,113
NuVasive, Inc.*	359	16,510
Owens & Minor, Inc.	486	16,446
Chemed Corp.	135	16,119
On Assignment, Inc.*	418	16,040
Monro Muffler Brake, Inc.	242	15,742
Molina Healthcare, Inc.*	232	15,611
Grand Canyon Education, Inc.*	359	15,546
Novavax, Inc.*	1,830	15,134
Magellan Health, Inc.*	212	15,014
Exact Sciences Corp.*	680	14,974
Ironwood Pharmaceuticals, Inc. — Class A*	919	14,704
Anacor Pharmaceuticals, Inc.*	253	14,636
Kindred Healthcare, Inc.	600	14,274
Insulet Corp.*	426	14,207
Sanderson Farms, Inc.	178	14,178
Clovis Oncology, Inc.*	190	14,104
Air Methods Corp.*	301	14,024
Medicines Co.*	500	14,010
ABM Industries, Inc.	430	13,700
Lancaster Colony Corp.	143	13,609
Cyberonics, Inc.*	207	13,438
Lannett Company, Inc.*	198	13,407
Fresh Market, Inc.*	329	13,371
Intrexon Corp.*	291	13,203
Neogen Corp.*	282	13,178
Heartland Payment Systems, Inc.	276	12,931
Cardtronics, Inc.*	342	12,859
Globus Medical, Inc. — Class A*	506	12,771
Vector Group Ltd.	579	12,720
Korn/Ferry International	383	12,589
Portola Pharmaceuticals, Inc.*	328	12,451
Cantel Medical Corp.	260	12,350
Ligand Pharmaceuticals, Inc. — Class B*	160	12,338
Masimo Corp.*	372	12,269
J&J Snack Foods Corp.	114	12,164
B&G Foods, Inc.	413	12,155
Bright Horizons Family Solutions, Inc.*	236	12,100
Huron Consulting Group, Inc.*	181	11,973

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Dean Foods Co.	719	$11,885
Matthews International Corp. — Class A	230	11,847
Integra LifeSciences Holdings Corp.*	191	11,775
FTI Consulting, Inc.*	314	11,762
Snyder’s-Lance, Inc.	367	11,729
Catalent, Inc.*	376	11,712
HeartWare International, Inc.*	131	11,498
PTC Therapeutics, Inc.*	188	11,440
Halozyme Therapeutics, Inc.*	795	11,353
Rent-A-Center, Inc.	407	11,168
Spectranetics Corp.*	320	11,123
ExamWorks Group, Inc.*	267	11,113
Greatbatch, Inc.*	192	11,107
Abaxis, Inc.	173	11,091
EVERTEC, Inc.	505	11,039
AMAG Pharmaceuticals, Inc.*	200	10,932
Fresh Del Monte Produce, Inc.	278	10,817
Nektar Therapeutics*	976	10,736
Acorda Therapeutics, Inc.*	320	10,650
CONMED Corp.	210	10,603
Agios Pharmaceuticals, Inc.*	112	10,562
ARIAD Pharmaceuticals, Inc.*	1,267	10,440
HMS Holdings Corp.*	674	10,413
Brink’s Co.	373	10,306
WD-40 Co.	115	10,182
Depomed, Inc.*	446	9,995
Theravance, Inc.	634	9,966
Wright Medical Group, Inc.*	384	9,907
Keryx Biopharmaceuticals, Inc.*,1	776	9,878
Natus Medical, Inc.*	247	9,749
ICU Medical, Inc.*	103	9,593
Tumi Holdings, Inc.*	390	9,539
Cambrex Corp.*	236	9,353
Cal-Maine Foods, Inc.	238	9,296
Insperity, Inc.	175	9,151
SpartanNash Co.	289	9,121
MannKind Corp.*,1	1,754	9,121
Select Medical Holdings Corp.	606	8,987
Andersons, Inc.	217	8,977
Merrimack Pharmaceuticals, Inc.*	755	8,969
Chimerix, Inc.*	232	8,744
LifeLock, Inc.*	619	8,734
PDL BioPharma, Inc.	1,235	8,688
Analogic Corp.	95	8,636
Tetraphase Pharmaceuticals, Inc.*	235	8,610
Achillion Pharmaceuticals, Inc.*	873	8,608
TESARO, Inc.*	149	8,553
Universal Corp.	179	8,441
Endologix, Inc.*	493	8,416
NewLink Genetics Corp.*	153	8,371
Cardiovascular Systems, Inc.*	213	8,316
Seaboard Corp.*	2	8,264
AMN Healthcare Services, Inc.*	358	8,259
Sangamo BioSciences, Inc.*	522	8,185
NxStage Medical, Inc.*	473	8,183
Ensign Group, Inc.	173	8,107
Arena Pharmaceuticals, Inc.*	1,852	8,093
Auspex Pharmaceuticals, Inc.*	80	8,022
Insmed, Inc.*	381	7,925
Cempra, Inc.*	229	7,857
Prothena Corporation plc*	205	7,819
TrueBlue, Inc.*	318	7,743
Repligen Corp.*	246	7,469
MiMedx Group, Inc.*	716	7,446
Array BioPharma, Inc.*	1,006	7,414
Orexigen Therapeutics, Inc.*	938	7,345
ACCO Brands Corp.*	877	7,288
Tornier N.V.*	273	7,158
Affymetrix, Inc.*	560	7,034
Zeltiq Aesthetics, Inc.*	224	6,906
ZIOPHARM Oncology, Inc.*,1	626	6,742
KYTHERA Biopharmaceuticals, Inc.*	134	6,720
Bio-Reference Laboratories, Inc.*	188	6,625
Multi-Color Corp.	95	6,586
McGrath RentCorp	199	6,549
PharMerica Corp.*	231	6,512
Emergent Biosolutions, Inc.*	225	6,471
Merit Medical Systems, Inc.*	330	6,353
ICF International, Inc.*	154	6,291
Team, Inc.*	158	6,159
Hanger, Inc.*	271	6,149
IPC Healthcare, Inc.*	131	6,110
Meridian Bioscience, Inc.	319	6,087
Diamond Foods, Inc.*	186	6,058
Aegerion Pharmaceuticals, Inc.*	227	5,941
Quidel Corp.*	219	5,909
ImmunoGen, Inc.*	660	5,907
RPX Corp.*	408	5,871
Omeros Corp.*	265	5,838
Capital Senior Living Corp.*	223	5,785
Calavo Growers, Inc.	110	5,656
Momenta Pharmaceuticals, Inc.*	370	5,624
Amedisys, Inc.*	210	5,624
Accuray, Inc.*	591	5,496
Capella Education Co.	84	5,450
TherapeuticsMD, Inc.*	881	5,330
Cynosure, Inc. — Class A*	172	5,275
Infinity Pharmaceuticals, Inc.*	375	5,243
Raptor Pharmaceutical Corp.*	482	5,239
Resources Connection, Inc.	298	5,215
Foundation Medicine, Inc.*	107	5,148
USANA Health Sciences, Inc.*	46	5,112
Orthofix International N.V.*	142	5,096
Tootsie Roll Industries, Inc.	149	5,056
National Healthcare Corp.	79	5,033
Retrophin, Inc.*	210	5,032

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Ophthotech Corp.*	106	$4,932
Navigant Consulting, Inc.*	378	4,899
Quad/Graphics, Inc.	213	4,895
BioCryst Pharmaceuticals, Inc.*	539	4,867
Acceleron Pharma, Inc.*	127	4,834
MacroGenics, Inc.*	153	4,800
Invacare Corp.	247	4,794
Hyperion Therapeutics, Inc.*	104	4,774
Healthways, Inc.*	242	4,767
Relypsa, Inc.*	131	4,725
LDR Holding Corp.*	128	4,690
Ingles Markets, Inc. — Class A	94	4,651
Kforce, Inc.	208	4,640
Luminex Corp.*	288	4,608
Geron Corp.*	1,207	4,550
OvaScience, Inc.*	131	4,550
Anika Therapeutics, Inc.*	110	4,529
Strayer Education, Inc.*	84	4,486
Insys Therapeutics, Inc.*	77	4,476
Boulder Brands, Inc.*	469	4,470
US Physical Therapy, Inc.	94	4,465
Monster Worldwide, Inc.*	700	4,438
NutriSystem, Inc.	222	4,436
Viad Corp.	158	4,396
Esperion Therapeutics, Inc.*	47	4,352
AtriCure, Inc.*	211	4,323
TriNet Group, Inc.*	121	4,263
Ascent Capital Group, Inc. — Class A*	106	4,219
Weis Markets, Inc.	84	4,180
Inter Parfums, Inc.	128	4,175
K12, Inc.*	265	4,166
Sarepta Therapeutics, Inc.*	313	4,157
GenMark Diagnostics, Inc.*	320	4,154
Kite Pharma, Inc.*	72	4,153
Atrion Corp.	12	4,146
Coca-Cola Bottling Company Consolidated	36	4,070
American Public Education, Inc.*	134	4,017
Vascular Solutions, Inc.*	132	4,002
Phibro Animal Health Corp. — Class A	112	3,966
Rockwell Medical, Inc.*	361	3,946
Genomic Health, Inc.*	129	3,941
Accelerate Diagnostics, Inc.*	174	3,915
Sagent Pharmaceuticals, Inc.*	168	3,906
Global Cash Access Holdings, Inc.*	507	3,863
Exelixis, Inc.*,1	1,497	3,847
Green Dot Corp. — Class A*	240	3,821
Triple-S Management Corp. — Class B*	192	3,817
Inovio Pharmaceuticals, Inc.*	463	3,778
Kelly Services, Inc. — Class A	211	3,680
Ultragenyx Pharmaceutical, Inc.*	59	3,663
Five Prime Therapeutics, Inc.*	157	3,587
Revlon, Inc. — Class A*	87	3,584
Aratana Therapeutics, Inc.*	221	3,538
Sequenom, Inc.*	895	3,535
Central Garden & Pet Co. — Class A*	332	3,526
SciClone Pharmaceuticals, Inc.*	396	3,509
Karyopharm Therapeutics, Inc.*	114	3,490
Xoom Corp.*	237	3,482
Universal American Corp.*	325	3,471
Heidrick & Struggles International, Inc.	140	3,441
AngioDynamics, Inc.*	190	3,380
BioDelivery Sciences International, Inc.*	320	3,360
Synergy Pharmaceuticals, Inc.*,1	718	3,317
ANI Pharmaceuticals, Inc.*	53	3,315
Surgical Care Affiliates, Inc.*	96	3,296
TG Therapeutics, Inc.*	211	3,266
Progenics Pharmaceuticals, Inc.*	533	3,187
Albany Molecular Research, Inc.*	181	3,186
XenoPort, Inc.*	445	3,168
Intra-Cellular Therapies, Inc.*	132	3,152
Unilife Corp.*,1	784	3,144
Theravance Biopharma, Inc.*	181	3,140
LHC Group, Inc.*	95	3,138
Chefs’ Warehouse, Inc.*	139	3,118
Forrester Research, Inc.	84	3,090
Elizabeth Arden, Inc.*	198	3,089
Spectrum Pharmaceuticals, Inc.*	502	3,047
Medifast, Inc.*	101	3,027
CBIZ, Inc.*	319	2,976
Carriage Services, Inc. — Class A	124	2,960
CorVel Corp.*	85	2,925
ARC Document Solutions, Inc.*	316	2,917
Cerus Corp.*	691	2,881
Almost Family, Inc.*	64	2,861
Arrowhead Research Corp.*	420	2,841
Ennis, Inc.	201	2,838
Vanda Pharmaceuticals, Inc.*	305	2,837
Cross Country Healthcare, Inc.*	239	2,835
OraSure Technologies, Inc.*	430	2,812
Radius Health, Inc.*	68	2,799
Great Lakes Dredge & Dock Corp.*	460	2,765
Tejon Ranch Co.*	104	2,751
LendingTree, Inc.*	49	2,744
Pernix Therapeutics Holdings, Inc.*	256	2,737
SurModics, Inc.*	105	2,733
Supernus Pharmaceuticals, Inc.*	225	2,720
John B Sanfilippo & Son, Inc.	63	2,715
Heron Therapeutics, Inc.*	180	2,619
SP Plus Corp.*	119	2,600
Career Education Corp.*	515	2,590
Pacific Biosciences of California, Inc.*	443	2,587
Osiris Therapeutics, Inc.*	146	2,567
Landauer, Inc.	73	2,565
Aerie Pharmaceuticals, Inc.*	81	2,539
XOMA Corp.*	695	2,530
OncoMed Pharmaceuticals, Inc.*	97	2,501

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Agenus, Inc.*	479	$2,457
Idera Pharmaceuticals, Inc.*	659	2,445
Immunomedics, Inc.*	636	2,436
Antares Pharma, Inc.*	898	2,434
Enanta Pharmaceuticals, Inc.*	79	2,419
Zafgen, Inc.*	61	2,416
Rigel Pharmaceuticals, Inc.*	673	2,403
Avalanche Biotechnologies, Inc.*	59	2,391
CRA International, Inc.*	76	2,365
Ampio Pharmaceuticals, Inc.*	313	2,357
Barrett Business Services, Inc.	55	2,356
BioScrip, Inc.*	526	2,330
Corcept Therapeutics, Inc.*	411	2,302
CryoLife, Inc.	216	2,240
Alder Biopharmaceuticals, Inc.*	77	2,222
Sage Therapeutics, Inc.*	44	2,210
Atara Biotherapeutics, Inc.*	53	2,203
Verastem, Inc.*	216	2,197
STAAR Surgical Co.*	295	2,192
Omega Protein Corp.*	160	2,190
ZS Pharma, Inc.*	52	2,188
Northwest Biotherapeutics, Inc.*,1	295	2,174
Adeptus Health, Inc. — Class A*	43	2,159
Otonomy, Inc.*	61	2,157
RTI Surgical, Inc.*	436	2,154
CSS Industries, Inc.	71	2,141
Sucampo Pharmaceuticals, Inc. — Class A*	137	2,132
National Beverage Corp.*	87	2,124
RadNet, Inc.*	252	2,117
CTI BioPharma Corp.*	1,151	2,083
Nevro Corp.*	42	2,013
IGI Laboratories, Inc.*	246	2,007
HealthEquity, Inc.*	80	1,999
Regulus Therapeutics, Inc.*	118	1,999
BioTime, Inc.*	401	1,993
MoneyGram International, Inc.*	224	1,935
Exactech, Inc.*	75	1,922
Seneca Foods Corp. — Class A*	63	1,878
Natural Grocers by Vitamin Cottage, Inc.*	68	1,877
Limoneira Co.	86	1,875
Ocular Therapeutix, Inc.*	44	1,847
Epizyme, Inc.*	98	1,840
Navidea Biopharmaceuticals, Inc.*	1,154	1,835
Civeo Corp.	722	1,834
Peregrine Pharmaceuticals, Inc.*	1,358	1,833
Paylocity Holding Corp.*	64	1,833
Lexicon Pharmaceuticals, Inc.*	1,923	1,816
Cytokinetics, Inc.*	266	1,803
BioTelemetry, Inc.*	203	1,797
Endocyte, Inc.*	284	1,778
Utah Medical Products, Inc.	29	1,736
Hackett Group, Inc.	193	1,725
Xencor, Inc.*	112	1,716
Organovo Holdings, Inc.*	481	1,703
VIVUS, Inc.*,1	691	1,700
Stemline Therapeutics, Inc.*	114	1,650
Village Super Market, Inc. — Class A	52	1,635
Pendrell Corp.*	1,256	1,633
ServiceSource International, Inc.*	524	1,624
POZEN, Inc.*	210	1,621
Franklin Covey Co.*	84	1,618
Universal Technical Institute, Inc.	167	1,603
Repros Therapeutics, Inc.*	186	1,598
ChemoCentryx, Inc.*	211	1,593
K2M Group Holdings, Inc.*	72	1,588
Incorporated Research Holdings, Inc. — Class A*	48	1,571
Threshold Pharmaceuticals, Inc.*	377	1,531
CDI Corp.	108	1,517
Bellicum Pharmaceuticals, Inc.*	65	1,506
Derma Sciences, Inc.*	175	1,482
Weight Watchers International, Inc.*	212	1,482
Five Star Quality Care, Inc.*	331	1,470
Mirati Therapeutics, Inc.*	50	1,466
CytRx Corp.*	429	1,446
Electro Rent Corp.	127	1,440
Senomyx, Inc.*	326	1,438
Farmer Bros Co.*	57	1,411
SFX Entertainment, Inc.*	340	1,391
Revance Therapeutics, Inc.*	66	1,368
Inventure Foods, Inc.*	118	1,320
Nutraceutical International Corp.*	66	1,300
Zogenix, Inc.*	941	1,289
Galena Biopharma, Inc.*	909	1,264
Civitas Solutions, Inc.*	60	1,256
Smart & Final Stores, Inc.*	71	1,250
Inogen, Inc.*	39	1,248
Bridgepoint Education, Inc.*	127	1,226
Cellular Dynamics International, Inc.*	74	1,216
ITT Educational Services, Inc.*	179	1,215
Oxford Immunotec Global plc*	85	1,197
Collectors Universe, Inc.	53	1,196
Versartis, Inc.*	64	1,176
Intersect ENT, Inc.*	45	1,162
Craft Brew Alliance, Inc.*	84	1,146
Coherus Biosciences, Inc.*	37	1,131
Alico, Inc.	22	1,128
Addus HomeCare Corp.*	48	1,105
BioSpecifics Technologies Corp.*	28	1,096
National Research Corp. — Class A	76	1,094
Nature’s Sunshine Products, Inc.	83	1,089
Vital Therapies, Inc.*	43	1,075
Amphastar Pharmaceuticals, Inc.*	71	1,062
Flexion Therapeutics, Inc.*	46	1,036
Bio-Path Holdings, Inc.*	562	1,012
Alimera Sciences, Inc.*	201	1,007

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Information Services Group, Inc.	251	$1,001
Neuralstem, Inc.*,1	527	1,001
Immune Design Corp.*	47	992
Fairway Group Holdings Corp.*	143	968
Synta Pharmaceuticals Corp.*	499	968
AAC Holdings, Inc.*	31	948
Sunesis Pharmaceuticals, Inc.*	381	933
Oncothyreon, Inc.*	565	921
Cenveo, Inc.*	426	912
Applied Genetic Technologies Corp.*	43	860
PRGX Global, Inc.*	213	856
Synutra International, Inc.*	133	851
Liberator Medical Holdings, Inc.	242	847
Alliance HealthCare Services, Inc.*	38	843
Hill International, Inc.*	230	826
Enzo Biochem, Inc.*	275	811
Tandem Diabetes Care, Inc.*	64	808
Liberty Tax, Inc.	29	807
NanoString Technologies, Inc.*	77	785
Performant Financial Corp.*	228	775
Lifeway Foods, Inc.*	36	770
Alliance One International, Inc.*	675	743
NanoViricides, Inc.*	328	738
AcelRx Pharmaceuticals, Inc.*	190	733
T2 Biosystems, Inc.*	46	714
Cytori Therapeutics, Inc.*,1	604	713
Akebia Therapeutics, Inc.*	60	667
Dicerna Pharmaceuticals, Inc.*	27	649
TransEnterix, Inc.*	220	645
Dermira, Inc.*	40	614
TriVascular Technologies, Inc.*	57	598
Neff Corp. — Class A*	55	580
Sientra, Inc.*	30	576
Kindred Biosciences, Inc.*	80	571
Pain Therapeutics, Inc.*	293	554
Achaogen, Inc.*	53	517
Ardelyx, Inc.*	38	497
NeoStem, Inc.*	192	488
Female Health Co.	167	473
Galectin Therapeutics, Inc.*	139	466
Marrone Bio Innovations, Inc.*	107	414
Cara Therapeutics, Inc.*	41	412
Ohr Pharmaceutical, Inc.*	161	409
Egalet Corp.*	30	388
Adamas Pharmaceuticals, Inc.*	22	385
Care.com, Inc.*	50	379
Veracyte, Inc.*	50	364
Vitae Pharmaceuticals, Inc.*	31	363
Genocea Biosciences, Inc.*	30	356
Actinium Pharmaceuticals, Inc.*	142	351
Tokai Pharmaceuticals, Inc.*	31	350
Loxo Oncology, Inc.*	28	349
Eleven Biotherapeutics, Inc.*	39	348
22nd Century Group, Inc.*	345	297
PhotoMedex, Inc.*	100	201
Regado Biosciences, Inc.*	119	145
Roka Bioscience, Inc.*	38	122
Total Consumer, Non-cyclical		3,020,872

CONSUMER, CYCLICAL - 9.0%
Office Depot, Inc.*	4,111	37,822
JetBlue Airways Corp.*	1,911	36,786
Brunswick Corp.	713	36,684
Jack in the Box, Inc.	308	29,544
Vail Resorts, Inc.	278	28,750
Dana Holding Corp.	1,302	27,550
Tenneco, Inc.*	469	26,930
Casey’s General Stores, Inc.	296	26,669
Buffalo Wild Wings, Inc.*	146	26,462
Wolverine World Wide, Inc.	780	26,090
American Eagle Outfitters, Inc.	1,495	25,535
Watsco, Inc.	198	24,888
Pool Corp.	348	24,276
Restoration Hardware Holdings, Inc.*	239	23,707
Cracker Barrel Old Country Store, Inc.	147	22,365
Life Time Fitness, Inc.*	314	22,281
Skechers U.S.A., Inc. — Class A*	301	21,645
Allegiant Travel Co. — Class A	106	20,383
Texas Roadhouse, Inc. — Class A	536	19,526
Men’s Wearhouse, Inc.	369	19,262
HNI Corp.	347	19,143
Cooper Tire & Rubber Co.	445	19,064
Cheesecake Factory, Inc.	385	18,992
Ryland Group, Inc.	361	17,594
Asbury Automotive Group, Inc.*	211	17,535
Lithia Motors, Inc. — Class A	176	17,496
HSN, Inc.	255	17,399
TRI Pointe Homes, Inc.*	1,127	17,389
Steven Madden Ltd.*	449	17,062
Marriott Vacations Worldwide Corp.	207	16,777
G-III Apparel Group Ltd.*	148	16,672
Pinnacle Entertainment, Inc.*	459	16,566
Group 1 Automotive, Inc.	187	16,144
Mobile Mini, Inc.	360	15,350
Five Below, Inc.*	418	14,869
ANN, Inc.*	361	14,812
Meritage Homes Corp.*	301	14,641
Papa John’s International, Inc.	236	14,587
Bloomin’ Brands, Inc.	594	14,452
Select Comfort Corp.*	418	14,408
DineEquity, Inc.	129	13,804
Gentherm, Inc.*	272	13,739
American Axle & Manufacturing Holdings, Inc.*	520	13,432
UniFirst Corp.	113	13,299
Sonic Corp.	418	13,251
Genesco, Inc.*	185	13,178
Burlington Stores, Inc.*	221	13,133

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Columbia Sportswear Co.	211	$12,850
Herman Miller, Inc.	456	12,659
Fiesta Restaurant Group, Inc.*	206	12,566
Iconix Brand Group, Inc.*	370	12,458
United Stationers, Inc.	303	12,420
PriceSmart, Inc.	144	12,237
Steelcase, Inc. — Class A	636	12,046
Beacon Roofing Supply, Inc.*	380	11,894
Churchill Downs, Inc.	103	11,842
Core-Mark Holding Company, Inc.	178	11,449
La-Z-Boy, Inc.	403	11,328
G&K Services, Inc. — Class A	154	11,170
Buckle, Inc.	217	11,087
Brown Shoe Company, Inc.	336	11,021
Children’s Place, Inc.	170	10,912
Popeyes Louisiana Kitchen, Inc.*	182	10,887
Express, Inc.*	649	10,728
Interface, Inc. — Class A	510	10,598
Outerwall, Inc.	157	10,380
First Cash Financial Services, Inc.*	223	10,374
Dorman Products, Inc.*	208	10,348
Pier 1 Imports, Inc.	727	10,163
KB Home	644	10,059
Krispy Kreme Doughnuts, Inc.*	501	10,015
Standard Pacific Corp.*	1,109	9,981
Hibbett Sports, Inc.*	199	9,763
Vitamin Shoppe, Inc.*	237	9,762
Red Robin Gourmet Burgers, Inc.*	110	9,570
Meritor, Inc.*	752	9,483
Penn National Gaming, Inc.*	604	9,459
BJ’s Restaurants, Inc.*	181	9,131
Finish Line, Inc. — Class A	372	9,121
Belmond Ltd. — Class A*	742	9,112
Diamond Resorts International, Inc.*	272	9,093
ScanSource, Inc.*	220	8,943
Guess?, Inc.	473	8,793
Bob Evans Farms, Inc.	190	8,789
Knoll, Inc.	373	8,739
MDC Holdings, Inc.	300	8,550
Boyd Gaming Corp.*	597	8,477
Oxford Industries, Inc.	111	8,375
Cato Corp. — Class A	211	8,356
La Quinta Holdings, Inc.*	340	8,051
Mattress Firm Holding Corp.*	115	8,009
Interval Leisure Group, Inc.	305	7,994
Crocs, Inc.*	671	7,925
TiVo, Inc.*	731	7,756
Hawaiian Holdings, Inc.*	347	7,643
Denny’s Corp.*	670	7,638
Sonic Automotive, Inc. — Class A	306	7,619
Barnes & Noble, Inc.*	315	7,481
Wabash National Corp.*	530	7,473
iRobot Corp.*	227	7,407
Rush Enterprises, Inc. — Class A*	264	7,223
National CineMedia, Inc.	468	7,067
International Speedway Corp. — Class A	214	6,979
Universal Electronics, Inc.*	123	6,942
Libbey, Inc.	165	6,586
Lumber Liquidators Holdings, Inc.*	211	6,494
Standard Motor Products, Inc.	153	6,466
Conn’s, Inc.*,1	213	6,450
Zumiez, Inc.*	160	6,440
Carmike Cinemas, Inc.*	186	6,250
Cooper-Standard Holding, Inc.*	105	6,216
Wesco Aircraft Holdings, Inc.*	404	6,189
H&E Equipment Services, Inc.	241	6,023
Francesca’s Holdings Corp.*	325	5,785
SkyWest, Inc.	394	5,756
AMC Entertainment Holdings, Inc. — Class A	162	5,749
Callaway Golf Co.	596	5,680
Stage Stores, Inc.	244	5,592
Regis Corp.*	335	5,481
Biglari Holdings, Inc.*	13	5,383
Tuesday Morning Corp.*	334	5,377
Ethan Allen Interiors, Inc.	194	5,362
Steiner Leisure Ltd.*	112	5,309
Remy International, Inc.	236	5,242
Republic Airways Holdings, Inc.*	381	5,239
American Woodmark Corp.*	94	5,145
Cavco Industries, Inc.*	68	5,104
MarineMax, Inc.*	191	5,063
Cash America International, Inc.	217	5,056
Modine Manufacturing Co.*	367	4,943
Fred’s, Inc. — Class A	283	4,836
M/I Homes, Inc.*	189	4,506
Winnebago Industries, Inc.	210	4,465
DTS, Inc.*	131	4,463
Ruth’s Hospitality Group, Inc.	277	4,399
Tower International, Inc.*	159	4,229
Rentrak Corp.*	76	4,223
Caesars Entertainment Corp.*	393	4,138
Scientific Games Corp. — Class A*	390	4,083
Movado Group, Inc.	142	4,050
Unifi, Inc.*	112	4,042
Pep Boys-Manny Moe & Jack*	410	3,944
Douglas Dynamics, Inc.	172	3,928
Haverty Furniture Companies, Inc.	155	3,856
Motorcar Parts of America, Inc.*	138	3,835
Del Frisco’s Restaurant Group, Inc.*	182	3,667
Nautilus, Inc.*	240	3,665
Beazer Homes USA, Inc.*	206	3,650
EZCORP, Inc. — Class A*	395	3,606
Arctic Cat, Inc.	99	3,596
William Lyon Homes — Class A*	135	3,486
Superior Industries International, Inc.	182	3,445
Shoe Carnival, Inc.	116	3,415

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

ClubCorp Holdings, Inc.	169	$3,272
America’s Car-Mart, Inc.*	60	3,255
Citi Trends, Inc.*	120	3,240
Hovnanian Enterprises, Inc. — Class A*	898	3,197
Titan International, Inc.	339	3,173
Daktronics, Inc.	289	3,124
Eros International plc*	171	2,987
Marcus Corp.	139	2,959
Federal-Mogul Holdings Corp.*	222	2,955
Chuy’s Holdings, Inc.*	127	2,861
Ruby Tuesday, Inc.*	473	2,843
Kimball International, Inc. — Class B	264	2,767
Vera Bradley, Inc.*	168	2,727
Stein Mart, Inc.	214	2,664
Kirkland’s, Inc.*	112	2,660
Tile Shop Holdings, Inc.*	215	2,604
PetMed Express, Inc.	156	2,577
Container Store Group, Inc.*	133	2,534
Isle of Capri Casinos, Inc.*	167	2,346
Carrols Restaurant Group, Inc.*	271	2,247
Bravo Brio Restaurant Group, Inc.*	148	2,174
WCI Communities, Inc.*	90	2,156
Perry Ellis International, Inc.*	93	2,154
Miller Industries, Inc.	87	2,132
Aeropostale, Inc.*	605	2,099
Speedway Motorsports, Inc.	89	2,025
NACCO Industries, Inc. — Class A	38	2,014
Strattec Security Corp.	27	1,994
Jamba, Inc.*	132	1,942
Quiksilver, Inc.*	1,045	1,933
PC Connection, Inc.	74	1,931
Big 5 Sporting Goods Corp.	142	1,884
Build-A-Bear Workshop, Inc. — Class A*	94	1,847
LGI Homes, Inc.*	110	1,833
Culp, Inc.	67	1,792
Reading International, Inc. — Class A*	133	1,789
Titan Machinery, Inc.*	133	1,776
Morgans Hotel Group Co.*	225	1,744
Skullcandy, Inc.*	154	1,740
Black Diamond, Inc.*	175	1,654
El Pollo Loco Holdings, Inc.*	63	1,613
Vince Holding Corp.*	86	1,595
Destination Maternity Corp.	105	1,581
Winmark Corp.	18	1,576
Potbelly Corp.*	115	1,576
Christopher & Banks Corp.*	280	1,557
Weyco Group, Inc.	51	1,525
Zoe’s Kitchen, Inc.*	45	1,498
Malibu Boats, Inc. — Class A*	64	1,494
Roundy’s, Inc.*	302	1,477
Installed Building Products, Inc.*	67	1,458
Norcraft Companies, Inc.*	57	1,457
Noodles & Co.*	83	1,448
Monarch Casino & Resort, Inc.*	73	1,397
Sequential Brands Group, Inc.*	130	1,391
AV Homes, Inc.*	87	1,389
Accuride Corp.*	296	1,379
VOXX International Corp. — Class A*	150	1,374
Houston Wire & Cable Co.	137	1,333
Destination XL Group, Inc.*	268	1,324
Escalade, Inc.	76	1,321
Fox Factory Holding Corp.*	86	1,319
Commercial Vehicle Group, Inc.*	204	1,314
Nathan’s Famous, Inc.	24	1,300
Spartan Motors, Inc.	265	1,285
Tilly’s, Inc. — Class A*	81	1,268
Johnson Outdoors, Inc. — Class A	38	1,258
West Marine, Inc.*	135	1,251
Lifetime Brands, Inc.	80	1,222
Fuel Systems Solutions, Inc.*	109	1,203
Flexsteel Industries, Inc.	37	1,158
LeapFrog Enterprises, Inc. — Class A*	502	1,094
Systemax, Inc.*	87	1,063
Pacific Sunwear of California, Inc.*	383	1,057
Dixie Group, Inc.*	115	1,041
Famous Dave’s of America, Inc.*	36	1,026
New Home Company, Inc.*	64	1,021
JAKKS Pacific, Inc.*	144	985
Intrawest Resorts Holdings, Inc.*	103	898
bebe stores, Inc.	241	875
Gaiam, Inc. — Class A*	115	838
Papa Murphy’s Holdings, Inc.*	45	816
Bon-Ton Stores, Inc.	112	780
Marine Products Corp.	81	694
Sears Hometown and Outlet Stores, Inc.*	89	687
Sportsman’s Warehouse Holdings, Inc.*	75	599
Century Communities, Inc.*	31	599
hhgregg, Inc.*	92	564
New York & Company, Inc.*	224	560
Empire Resorts, Inc.*	116	534
UCP, Inc. — Class A*	60	522
Ignite Restaurant Group, Inc.*	58	281
Speed Commerce, Inc.*	376	240
Total Consumer, Cyclical		1,895,765

INDUSTRIAL - 8.5%
Graphic Packaging Holding Co.	2,514	36,553
Cognex Corp.*	668	33,127
Belden, Inc.	335	31,343
HEICO Corp.	512	31,267
Teledyne Technologies, Inc.*	270	28,817
Esterline Technologies Corp.*	245	28,033
Curtiss-Wright Corp.	370	27,358
Woodward, Inc.	510	26,015
Generac Holdings, Inc.*	529	25,757
CLARCOR, Inc.	388	25,631
Berry Plastics Group, Inc.*	692	25,044

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

FEI Co.	325	$24,810
Moog, Inc. — Class A*	317	23,791
EMCOR Group, Inc.	482	22,400
EnerSys	338	21,713
KapStone Paper and Packaging Corp.	651	21,379
Polypore International, Inc.*	347	20,438
XPO Logistics, Inc.*	404	18,370
Louisiana-Pacific Corp.*	1,086	17,930
Littelfuse, Inc.	174	17,294
Swift Transportation Co. — Class A*	654	17,018
Barnes Group, Inc.	417	16,884
Mueller Industries, Inc.	436	15,753
Rexnord Corp.*	579	15,454
Sanmina Corp.*	633	15,313
Masonite International Corp.*	227	15,267
Hillenbrand, Inc.	483	14,910
Knight Transportation, Inc.	460	14,835
Universal Display Corp.*	312	14,586
Applied Industrial Technologies, Inc.	321	14,554
Trex Company, Inc.*	258	14,068
Franklin Electric Company, Inc.	368	14,036
Matson, Inc.	330	13,913
Methode Electronics, Inc.	292	13,736
RBC Bearings, Inc.	179	13,701
Forward Air Corp.	240	13,032
Dycom Industries, Inc.*	261	12,747
Coherent, Inc.*	192	12,472
Scorpio Tankers, Inc.	1,315	12,388
Greenbrier Companies, Inc.	212	12,296
Proto Labs, Inc.*	174	12,180
Tetra Tech, Inc.	507	12,178
Watts Water Technologies, Inc. — Class A	219	12,052
Mueller Water Products, Inc. — Class A	1,220	12,017
Simpson Manufacturing Company, Inc.	318	11,884
EnPro Industries, Inc.	175	11,541
Rogers Corp.*	140	11,509
OSI Systems, Inc.*	154	11,436
Boise Cascade Co.*	303	11,350
Actuant Corp. — Class A	478	11,348
MSA Safety, Inc.	227	11,322
Drew Industries, Inc.	182	11,200
Hub Group, Inc. — Class A*	283	11,119
Itron, Inc.*	302	11,026
Werner Enterprises, Inc.	344	10,805
Harsco Corp.	621	10,718
TriMas Corp.*	348	10,715
Astronics Corp.*	145	10,687
TAL International Group, Inc.	262	10,671
GenCorp, Inc.*	460	10,667
Plexus Corp.*	261	10,641
Granite Construction, Inc.	301	10,577
Brady Corp. — Class A	369	10,439
Headwaters, Inc.*	565	10,362
TASER International, Inc.*	415	10,006
Benchmark Electronics, Inc.*	415	9,972
Heartland Express, Inc.	418	9,932
MasTec, Inc.*	503	9,708
Apogee Enterprises, Inc.	224	9,677
AAR Corp.	304	9,333
Tennant Co.	142	9,283
AZZ, Inc.	197	9,178
Fluidigm Corp.*	216	9,094
Kaman Corp.	211	8,953
Exponent, Inc.	100	8,890
UTI Worldwide, Inc.*	704	8,659
Albany International Corp. — Class A	217	8,626
Universal Forest Products, Inc.	155	8,599
RTI International Metals, Inc.*	236	8,475
Saia, Inc.*	190	8,417
Atlas Air Worldwide Holdings, Inc.*	194	8,346
US Ecology, Inc.	166	8,295
Chart Industries, Inc.*	235	8,243
Cubic Corp.	159	8,231
FARO Technologies, Inc.*	132	8,201
Nordic American Tankers Ltd.	685	8,158
Advanced Energy Industries, Inc.*	316	8,109
Standex International Corp.	98	8,049
John Bean Technologies Corp.	224	8,001
AAON, Inc.	325	7,972
ESCO Technologies, Inc.	204	7,952
Federal Signal Corp.	484	7,642
ArcBest Corp.	200	7,578
Sturm Ruger & Company, Inc.	150	7,445
CIRCOR International, Inc.	136	7,439
II-VI, Inc.*	402	7,421
Briggs & Stratton Corp.	360	7,394
Lindsay Corp.	94	7,168
Sun Hydraulics Corp.	172	7,114
Ship Finance International Ltd.	453	6,704
Tutor Perini Corp.*	287	6,701
Badger Meter, Inc.	111	6,653
General Cable Corp.	375	6,461
GasLog Ltd.	324	6,292
Astec Industries, Inc.	146	6,260
Nortek, Inc.*	70	6,178
LSB Industries, Inc.*	149	6,158
Comfort Systems USA, Inc.	290	6,102
Encore Wire Corp.	160	6,061
Newport Corp.*	306	5,832
Quanex Building Products Corp.	294	5,804
Hyster-Yale Materials Handling, Inc.	79	5,790
Altra Industrial Motion Corp.	208	5,749
Raven Industries, Inc.	280	5,729
Smith & Wesson Holding Corp.*	437	5,563
Roadrunner Transportation Systems, Inc.*	215	5,433
Griffon Corp.	306	5,334

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Aegion Corp. — Class A*	292	$5,271
Hornbeck Offshore Services, Inc.*	279	5,248
Rofin-Sinar Technologies, Inc.*	216	5,234
MYR Group, Inc.*	164	5,140
Fabrinet*	270	5,127
Textainer Group Holdings Ltd.	166	4,978
DHT Holdings, Inc.	711	4,963
Echo Global Logistics, Inc.*	181	4,934
Blount International, Inc.*	381	4,907
CTS Corp.	260	4,677
Kadant, Inc.	86	4,524
Celadon Group, Inc.	161	4,382
DXP Enterprises, Inc.*	99	4,365
Gorman-Rupp Co.	145	4,343
YRC Worldwide, Inc.*	241	4,328
Marten Transport Ltd.	183	4,246
Haynes International, Inc.	95	4,238
Lydall, Inc.*	131	4,155
Columbus McKinnon Corp.	153	4,122
PGT, Inc.*	364	4,068
Aerovironment, Inc.*	147	3,897
Gibraltar Industries, Inc.*	237	3,889
Patrick Industries, Inc.*	62	3,861
Tredegar Corp.	191	3,841
LB Foster Co. — Class A	79	3,751
TTM Technologies, Inc.*	416	3,748
GP Strategies Corp.*	101	3,737
NCI Building Systems, Inc.*	216	3,732
US Concrete, Inc.*	109	3,693
Air Transport Services Group, Inc.*	400	3,688
Myers Industries, Inc.	210	3,681
American Railcar Industries, Inc.	72	3,581
Teekay Tankers Ltd. — Class A	615	3,530
Park-Ohio Holdings Corp.	67	3,529
Advanced Drainage Systems, Inc.	117	3,503
GrafTech International Ltd.*	900	3,501
Argan, Inc.	96	3,472
Alamo Group, Inc.	55	3,472
Park Electrochemical Corp.	161	3,471
Checkpoint Systems, Inc.	320	3,462
NN, Inc.	137	3,436
Era Group, Inc.*	157	3,272
GSI Group, Inc.*	234	3,117
CAI International, Inc.*	126	3,096
Insteel Industries, Inc.	141	3,050
American Science & Engineering, Inc.	62	3,029
FreightCar America, Inc.	92	2,892
Kimball Electronics, Inc.*	198	2,800
Knightsbridge Shipping Ltd.	532	2,660
VSE Corp.	32	2,620
NVE Corp.	37	2,550
Navios Maritime Holdings, Inc.	610	2,550
Global Brass & Copper Holdings, Inc.	165	2,549
Scorpio Bulkers, Inc.*	1,036	2,455
Stoneridge, Inc.*	217	2,450
Mistras Group, Inc.*	126	2,427
Powell Industries, Inc.	71	2,398
Builders FirstSource, Inc.*	352	2,348
National Presto Industries, Inc.	37	2,345
Furmanite Corp.*	289	2,280
Chase Corp.	52	2,274
PowerSecure International, Inc.*	172	2,264
Navios Maritime Acquisition Corp.	632	2,237
Power Solutions International, Inc.*	34	2,186
Quality Distribution, Inc.*	211	2,180
Ducommun, Inc.*	83	2,150
Ply Gem Holdings, Inc.*	165	2,145
Continental Building Products, Inc.*	90	2,033
Stock Building Supply Holdings, Inc.*	112	2,023
Vicor Corp.*	127	1,930
Sparton Corp.*	78	1,911
Kratos Defense & Security Solutions, Inc.*	344	1,902
Orion Marine Group, Inc.*	211	1,869
FRP Holdings, Inc.*	51	1,856
Graham Corp.	77	1,846
Trinseo S.A.*	88	1,742
Global Power Equipment Group, Inc.	132	1,742
CECO Environmental Corp.	162	1,719
AEP Industries, Inc.*	31	1,706
Northwest Pipe Co.*	73	1,675
Casella Waste Systems, Inc. — Class A*	300	1,650
Hurco Companies, Inc.	50	1,647
Capstone Turbine Corp.*,1	2,528	1,643
Applied Optoelectronics, Inc.*	113	1,569
Vishay Precision Group, Inc.*	98	1,561
Mesa Laboratories, Inc.	21	1,516
Bel Fuse, Inc. — Class B	77	1,465
KEMET Corp.*	350	1,449
Ardmore Shipping Corp.	139	1,400
Dynamic Materials Corp.	107	1,366
Xerium Technologies, Inc.*	84	1,362
LSI Industries, Inc.	166	1,353
USA Truck, Inc.*	48	1,329
PAM Transportation Services, Inc.*	23	1,317
Nordic American Offshore Ltd.	141	1,292
Handy & Harman Ltd.*	31	1,273
Multi-Fineline Electronix, Inc.*	69	1,261
Universal Truckload Services, Inc.	50	1,259
Electro Scientific Industries, Inc.	189	1,168
Frontline Ltd.*	510	1,142
Intevac, Inc.*	184	1,130
Ampco-Pittsburgh Corp.	64	1,117
Twin Disc, Inc.	63	1,113
Safe Bulkers, Inc.	299	1,073
Control4 Corp.*	88	1,054
UFP Technologies, Inc.*	46	1,048

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Manitex International, Inc.*	106	$1,031
LMI Aerospace, Inc.*	82	1,001
Heritage-Crystal Clean, Inc.*	82	959
Olympic Steel, Inc.	70	942
CUI Global, Inc.*	159	932
Energy Recovery, Inc.*	296	767
Layne Christensen Co.*	153	767
Dorian LPG Ltd.*	56	730
Viasystems Group, Inc.*	40	700
General Finance Corp.*	85	686
Sterling Construction Company, Inc.*	145	655
Imprivata, Inc.*	45	630
Astronics Corp. — Class B*	8	585
Baltic Trading Ltd.	377	562
Omega Flex, Inc.	22	553
International Shipholding Corp.	44	533
AM Castle & Co.*	144	526
SIFCO Industries, Inc.	19	414
NL Industries, Inc.*	52	403
CHC Group Ltd.*	257	342
Aspen Aerogels, Inc.*	43	313
Revolution Lighting Technologies, Inc.*	275	305
Ultrapetrol Bahamas Ltd.*	164	238
Erickson, Inc.*	46	199
Quest Resource Holding Corp.*	107	135
ARC Group Worldwide, Inc.*	23	123
TCP International Holdings Ltd.*	55	101
Turtle Beach Corp.*	54	100
Total Industrial		1,776,633

TECHNOLOGY - 7.2%
Ultimate Software Group, Inc.*	218	37,049
MAXIMUS, Inc.	520	34,715
Cypress Semiconductor Corp.	2,353	33,202
SS&C Technologies Holdings, Inc.	524	32,644
Tyler Technologies, Inc.*	254	30,614
Manhattan Associates, Inc.*	583	29,506
Cavium, Inc.*	407	28,824
Verint Systems, Inc.*	458	28,364
Guidewire Software, Inc.*	522	27,462
Aspen Technology, Inc.*	708	27,251
Microsemi Corp.*	730	25,842
Synaptics, Inc.*	277	22,521
Fair Isaac Corp.	247	21,914
Qlik Technologies, Inc.*	690	21,480
Integrated Device Technology, Inc.*	1,023	20,480
Medidata Solutions, Inc.*	417	20,450
ACI Worldwide, Inc.*	875	18,953
Mentor Graphics Corp.	745	17,902
Convergys Corp.	781	17,862
Advent Software, Inc.	396	17,468
Silicon Laboratories, Inc.*	334	16,957
SYNNEX Corp.	219	16,918
Blackbaud, Inc.	356	16,867
Proofpoint, Inc.*	284	16,819
Ambarella, Inc.*	222	16,808
EPAM Systems, Inc.*	274	16,793
Tessera Technologies, Inc.	411	16,556
Science Applications International Corp.	322	16,535
Take-Two Interactive Software, Inc.*	642	16,342
Fairchild Semiconductor International, Inc. — Class A*	897	16,307
CACI International, Inc. — Class A*	181	16,276
Dealertrack Technologies, Inc.*	413	15,908
CommVault Systems, Inc.*	364	15,907
Cirrus Logic, Inc.*	478	15,898
Monolithic Power Systems, Inc.	297	15,637
Electronics for Imaging, Inc.*	359	14,988
Envestnet, Inc.*	262	14,693
Entegris, Inc.*	1,071	14,662
Intersil Corp. — Class A	990	14,177
Demandware, Inc.*	231	14,068
MKS Instruments, Inc.	412	13,930
Semtech Corp.*	517	13,775
FleetMatics Group plc*	287	12,872
Synchronoss Technologies, Inc.*	271	12,862
PMC-Sierra, Inc.*	1,333	12,370
Syntel, Inc.*	239	12,363
NetScout Systems, Inc.*	280	12,278
Power Integrations, Inc.	234	12,187
IGATE Corp.*	283	12,073
MicroStrategy, Inc. — Class A*	70	11,843
Cornerstone OnDemand, Inc.*	409	11,816
OmniVision Technologies, Inc.*	432	11,392
Rambus, Inc.*	875	11,003
Acxiom Corp.*	592	10,946
Progress Software Corp.*	395	10,732
Monotype Imaging Holdings, Inc.	304	9,923
Infoblox, Inc.*	415	9,906
Omnicell, Inc.*	282	9,898
QLogic Corp.*	671	9,891
Veeco Instruments, Inc.*	308	9,409
ExlService Holdings, Inc.*	251	9,337
Cabot Microelectronics Corp.*	186	9,294
Constant Contact, Inc.*	242	9,247
Unisys Corp.*	394	9,145
Insight Enterprises, Inc.*	315	8,984
MedAssets, Inc.*	469	8,827
Super Micro Computer, Inc.*	265	8,800
Cray, Inc.*	313	8,789
MTS Systems Corp.	116	8,775
Imperva, Inc.*	197	8,412
SPS Commerce, Inc.*	125	8,388
InvenSense, Inc. — Class A*	546	8,304
Bottomline Technologies de, Inc.*	303	8,293
Virtusa Corp.*	200	8,276
RealPage, Inc.*	399	8,036

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Diodes, Inc.*	280	$7,997
CSG Systems International, Inc.	262	7,962
Sykes Enterprises, Inc.*	303	7,530
BroadSoft, Inc.*	220	7,361
Qualys, Inc.*	155	7,204
Ebix, Inc.	236	7,170
ManTech International Corp. — Class A	185	6,279
Kofax Ltd.*	571	6,252
Quality Systems, Inc.	384	6,136
Brooks Automation, Inc.	513	5,966
Pegasystems, Inc.	273	5,938
AVG Technologies N.V.*	268	5,802
Amkor Technology, Inc.*	656	5,796
Lattice Semiconductor Corp.*	905	5,738
Interactive Intelligence Group, Inc.*	129	5,312
Micrel, Inc.	343	5,172
inContact, Inc.*	467	5,090
Actua Corp.*	316	4,895
Callidus Software, Inc.*	375	4,755
Computer Programs & Systems, Inc.	86	4,666
PROS Holdings, Inc.*	181	4,473
Emulex Corp.*	546	4,352
Photronics, Inc.*	509	4,327
Inphi Corp.*	241	4,297
Epiq Systems, Inc.	239	4,285
LivePerson, Inc.*	417	4,268
PDF Solutions, Inc.*	235	4,211
Integrated Silicon Solution, Inc.	231	4,133
Engility Holdings, Inc.	136	4,085
Tangoe, Inc.*	296	4,085
Mercury Systems, Inc.*	256	3,981
RealD, Inc.*	309	3,952
Cvent, Inc.*	138	3,870
FormFactor, Inc.*	427	3,787
Ultratech, Inc.*	216	3,745
Xcerra Corp.*	409	3,636
M/A-COM Technology Solutions Holdings, Inc.*	97	3,614
SciQuest, Inc.*	211	3,572
Glu Mobile, Inc.*	691	3,462
CEVA, Inc.*	162	3,454
TeleTech Holdings, Inc.	135	3,436
Luxoft Holding, Inc.*	60	3,104
Nanometrics, Inc.*	184	3,095
Applied Micro Circuits Corp.*	600	3,060
Exar Corp.*	304	3,055
Rally Software Development Corp.*	192	3,012
Rudolph Technologies, Inc.*	256	2,821
Quantum Corp.*	1,680	2,688
Pericom Semiconductor Corp.	171	2,645
Eastman Kodak Co.*	136	2,583
Ciber, Inc.*	598	2,464
Dot Hill Systems Corp.*	462	2,449
Merge Healthcare, Inc.*	544	2,432
Silver Spring Networks, Inc.*	269	2,405
Barracuda Networks, Inc.*	61	2,347
Violin Memory, Inc.*	617	2,326
IXYS Corp.	188	2,316
Silicon Graphics International Corp.*	266	2,312
Vitesse Semiconductor Corp.*	424	2,251
Cohu, Inc.	194	2,122
KEYW Holding Corp.*,1	251	2,066
DSP Group, Inc.*	171	2,049
Axcelis Technologies, Inc.*	855	2,035
Entropic Communications, Inc.*	684	2,025
2U, Inc.*	79	2,021
Immersion Corp.*	218	2,001
Seachange International, Inc.*	253	1,986
Carbonite, Inc.*	137	1,959
Digi International, Inc.*	195	1,946
American Software, Inc. — Class A	190	1,942
Maxwell Technologies, Inc.*	230	1,854
Datalink Corp.*	152	1,830
InnerWorkings, Inc.*	270	1,814
Brightcove, Inc.*	247	1,811
Kopin Corp.*	507	1,785
Model N, Inc.*	149	1,782
MaxLinear, Inc. — Class A*	214	1,740
Vocera Communications, Inc.*	174	1,726
Jive Software, Inc.*	327	1,678
Ultra Clean Holdings, Inc.*	226	1,616
Paycom Software, Inc.*	50	1,603
Nimble Storage, Inc.*	71	1,584
Mavenir Systems, Inc.*	89	1,579
Sapiens International Corporation N.V.*	189	1,550
Alpha & Omega Semiconductor Ltd.*	167	1,488
Benefitfocus, Inc.*	37	1,361
Cascade Microtech, Inc.*	98	1,331
QAD, Inc. — Class A	53	1,283
Rosetta Stone, Inc.*	164	1,248
HubSpot, Inc.*	31	1,237
Digimarc Corp.	54	1,185
Agilysys, Inc.*	112	1,102
Globant S.A.*	52	1,095
Varonis Systems, Inc.*	41	1,052
ExOne Co.*	76	1,037
Park City Group, Inc.*	73	1,006
MobileIron, Inc.*	94	870
Computer Task Group, Inc.	116	848
QuickLogic Corp.*	422	814
Rubicon Technology, Inc.*	200	788
Castlight Health, Inc. — Class B*	99	768
Guidance Software, Inc.*	138	747
Everyday Health, Inc.*	58	746
Amber Road, Inc.*	68	629
OPOWER, Inc.*	60	608
Five9, Inc.*	93	517

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Audience, Inc.*	107	$486
A10 Networks, Inc.*	97	420
Total Technology		1,518,176

COMMUNICATIONS - 4.4%
Qorvo, Inc.*	1,102	87,830
j2 Global, Inc.	366	24,039
Aruba Networks, Inc.*	821	20,106
DigitalGlobe, Inc.*	581	19,795
Houghton Mifflin Harcourt Co.*	838	19,676
Time, Inc.	849	19,051
ViaSat, Inc.*	318	18,956
Infinera Corp.*	942	18,529
Plantronics, Inc.	327	17,315
Finisar Corp.*	794	16,944
Sinclair Broadcast Group, Inc. — Class A	528	16,585
Anixter International, Inc.*	209	15,911
Ciena Corp.*	808	15,602
Meredith Corp.	276	15,392
New York Times Co. — Class A	1,064	14,640
InterDigital, Inc.	285	14,461
Polycom, Inc.*	1,063	14,244
comScore, Inc.*	267	13,670
Nexstar Broadcasting Group, Inc. — Class A	236	13,504
Shutterfly, Inc.*	296	13,390
WebMD Health Corp. — Class A*	298	13,063
Cogent Communications Holdings, Inc.	359	12,684
NeuStar, Inc. — Class A*,1	430	10,587
LogMeIn, Inc.*	187	10,470
West Corp.	296	9,984
Media General, Inc.*	601	9,910
MDC Partners, Inc. — Class A	326	9,242
NETGEAR, Inc.*	280	9,206
NIC, Inc.	502	8,870
Scholastic Corp.	204	8,352
Gogo, Inc.*,1	430	8,196
New Media Investment Group, Inc.	342	8,184
ADTRAN, Inc.	434	8,103
Shutterstock, Inc.*	117	8,034
Consolidated Communications Holdings, Inc.	388	7,914
Web.com Group, Inc.*	399	7,561
Stamps.com, Inc.*	109	7,335
Globalstar, Inc.*,1	2,103	7,003
Loral Space & Communications, Inc.*	100	6,844
EW Scripps Co. — Class A*	240	6,826
Ubiquiti Networks, Inc.	229	6,767
Vonage Holdings Corp.*	1,340	6,579
Ruckus Wireless, Inc.*	499	6,422
Iridium Communications, Inc.*	620	6,020
Bankrate, Inc.*	516	5,851
Shenandoah Telecommunications Co.	186	5,796
8x8, Inc.*	681	5,720
Cincinnati Bell, Inc.*	1,607	5,673
Perficient, Inc.*	266	5,504
Harmonic, Inc.*	726	5,380
Ixia*	443	5,374
Gray Television, Inc.*	382	5,279
Journal Communications, Inc. — Class A*	345	5,113
Marketo, Inc.*	197	5,047
Atlantic Tele-Network, Inc.	72	4,984
VASCO Data Security International, Inc.*	227	4,889
Orbitz Worldwide, Inc.*	397	4,629
Lands’ End, Inc.*	127	4,557
Chegg, Inc.*	566	4,500
CalAmp Corp.*	276	4,468
Blucora, Inc.*	324	4,426
Endurance International Group Holdings, Inc.*	232	4,422
FTD Companies, Inc.*	146	4,371
General Communication, Inc. — Class A*	277	4,366
Internap Corp.*	418	4,276
RetailMeNot, Inc.*	237	4,268
Global Eagle Entertainment, Inc.*	309	4,113
HealthStream, Inc.*	163	4,108
Gigamon, Inc.*	186	3,951
Inteliquent, Inc.	250	3,935
Textura Corp.*	144	3,914
XO Group, Inc.*	207	3,658
Premiere Global Services, Inc.*	371	3,547
EarthLink Holdings Corp.	787	3,494
ePlus, Inc.*	40	3,478
Comverse, Inc.*	173	3,408
Comtech Telecommunications Corp.	117	3,387
RingCentral, Inc. — Class A*	216	3,311
ShoreTel, Inc.*	481	3,280
World Wrestling Entertainment, Inc. — Class A	229	3,208
Spok Holdings, Inc.	167	3,201
Intralinks Holdings, Inc.*	302	3,123
GrubHub, Inc.*	68	3,087
Cumulus Media, Inc. — Class A*	1,241	3,065
Sonus Networks, Inc.*	378	2,979
Blue Nile, Inc.*	93	2,961
Harte-Hanks, Inc.	379	2,956
Safeguard Scientifics, Inc.*	159	2,875
Lionbridge Technologies, Inc.*	497	2,843
Entravision Communications Corp. — Class A	446	2,823
FairPoint Communications, Inc.*	160	2,816
Calix, Inc.*	319	2,676
Dice Holdings, Inc.*	298	2,658
RigNet, Inc.*	92	2,630
Intelsat S.A.*	211	2,532
ORBCOMM, Inc.*	422	2,519
Black Box Corp.	120	2,512
Extreme Networks, Inc.*	742	2,345
GTT Communications, Inc.*	124	2,341
Entercom Communications Corp. — Class A*	190	2,309
IDT Corp. — Class B	129	2,290
1-800-Flowers.com, Inc. — Class A*	191	2,260

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Lumos Networks Corp.	145	$2,213
EVINE Live, Inc.*	328	2,201
Bazaarvoice, Inc.*	385	2,175
Hawaiian Telcom Holdco, Inc.*	81	2,157
Overstock.com, Inc.*	89	2,156
Wayfair, Inc. — Class A*	67	2,152
Wix.com Ltd.*	106	2,031
VirnetX Holding Corp.*	326	1,985
Zendesk, Inc.*	87	1,974
Angie’s List, Inc.*	335	1,966
Liquidity Services, Inc.*	189	1,867
KVH Industries, Inc.*	122	1,845
Zix Corp.*	456	1,792
Limelight Networks, Inc.*	464	1,684
Alliance Fiber Optic Products, Inc.	96	1,672
Telenav, Inc.*	210	1,663
Reis, Inc.	63	1,615
Q2 Holdings, Inc.*	76	1,607
QuinStreet, Inc.*	267	1,589
ChannelAdvisor Corp.*	160	1,550
Martha Stewart Living Omnimedia, Inc. — Class A*	230	1,495
Procera Networks, Inc.*	159	1,493
TechTarget, Inc.*	128	1,476
Daily Journal Corp.*	8	1,466
Central European Media Enterprises Ltd. — Class A*	542	1,442
Lee Enterprises, Inc.*	450	1,427
Oclaro, Inc.*	717	1,420
TeleCommunication Systems, Inc. — Class A*	370	1,417
Boingo Wireless, Inc.*	179	1,350
Rocket Fuel, Inc.*	142	1,306
Clearfield, Inc.*	87	1,289
Marin Software, Inc.*	203	1,277
Numerex Corp. — Class A*	112	1,277
Saga Communications, Inc. — Class A	28	1,247
Sizmek, Inc.*	170	1,234
AH Belo Corp. — Class A	145	1,193
RealNetworks, Inc.*	177	1,191
Rubicon Project, Inc.*	61	1,093
ModusLink Global Solutions, Inc.*	283	1,090
Tessco Technologies, Inc.	44	1,085
Coupons.com, Inc.*	92	1,080
TrueCar, Inc.*	60	1,071
Crown Media Holdings, Inc. — Class A*	267	1,068
Marchex, Inc. — Class B	253	1,032
Cinedigm Corp. — Class A*	586	949
magicJack VocalTec Ltd.*	138	944
Townsquare Media, Inc. — Class A*	68	874
McClatchy Co. — Class A*	470	865
Cyan, Inc.*	212	846
Preformed Line Products Co.	20	843
Millennial Media, Inc.*	580	841
Hemisphere Media Group, Inc.*	64	810
YuMe, Inc.*	140	727
Global Sources Ltd.*	117	686
Rightside Group Ltd.*	67	680
Tremor Video, Inc.*	273	639
NTELOS Holdings Corp.	130	624
ParkerVision, Inc.*,1	741	615
Covisint Corp.*	294	597
Radio One, Inc. — Class D*	178	548
Travelzoo, Inc.*	56	540
Salem Media Group, Inc. — Class A	83	511
Yodlee, Inc.*	37	498
Dex Media, Inc.*	114	478
Unwired Planet, Inc.*	754	431
Demand Media, Inc.*	67	383
TubeMogul, Inc.*	27	373
Vringo, Inc.*	550	358
Aerohive Networks, Inc.*	73	326
ReachLocal, Inc.*	101	294
Borderfree, Inc.*	46	276
Total Communications		918,251

UTILITIES - 2.3%
Dynegy, Inc.*	944	29,669
Cleco Corp.	465	25,352
IDACORP, Inc.	388	24,394
WGL Holdings, Inc.	400	22,560
UIL Holdings Corp.	435	22,368
Portland General Electric Co.	601	22,291
Piedmont Natural Gas Company, Inc.	600	22,146
Southwest Gas Corp.	358	20,825
New Jersey Resources Corp.	648	20,127
NorthWestern Corp.	361	19,418
ALLETE, Inc.	342	18,044
PNM Resources, Inc.	612	17,870
Black Hills Corp.	343	17,301
ONE Gas, Inc.	400	17,292
Laclede Group, Inc.	332	17,005
Avista Corp.	463	15,825
South Jersey Industries, Inc.	254	13,787
El Paso Electric Co.	310	11,978
American States Water Co.	298	11,887
MGE Energy, Inc.	267	11,833
Northwest Natural Gas Co.	209	10,022
Ormat Technologies, Inc.	253	9,619
NRG Yield, Inc. — Class A	183	9,284
Otter Tail Corp.	281	9,040
California Water Service Group	368	9,020
Empire District Electric Co.	332	8,240
Abengoa Yield plc	220	7,432
Chesapeake Utilities Corp.	112	5,668
SJW Corp.	120	3,709
Unitil Corp.	106	3,686
Connecticut Water Service, Inc.	84	3,052

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

PICO Holdings, Inc.*	175	$2,837
Middlesex Water Co.	123	2,799
Atlantic Power Corp.	928	2,608
York Water Co.	99	2,404
EnerNOC, Inc.*	207	2,360
Artesian Resources Corp. — Class A	59	1,262
Ameresco, Inc. — Class A*	153	1,132
Spark Energy, Inc. — Class A	23	339
Total Utilities		476,485

BASIC MATERIALS - 2.1%
Sensient Technologies Corp.	381	26,242
PolyOne Corp.	682	25,473
Axiall Corp.	538	25,254
Olin Corp.	607	19,448
Minerals Technologies, Inc.	265	19,372
HB Fuller Co.	384	16,462
Chemtura Corp.*	557	15,201
US Silica Holdings, Inc.	414	14,743
Commercial Metals Co.	905	14,651
Balchem Corp.	234	12,959
Stillwater Mining Co.*	921	11,899
A. Schulman, Inc.	225	10,845
Schweitzer-Mauduit International, Inc.	234	10,792
Kaiser Aluminum Corp.	139	10,687
Worthington Industries, Inc.	396	10,538
Clearwater Paper Corp.*	157	10,252
Tronox Ltd. — Class A	473	9,616
Innophos Holdings, Inc.	169	9,525
Globe Specialty Metals, Inc.	491	9,290
PH Glatfelter Co.	331	9,112
Innospec, Inc.	188	8,721
Resolute Forest Products, Inc.*	502	8,660
Quaker Chemical Corp.	101	8,650
Calgon Carbon Corp.	410	8,639
Hecla Mining Co.	2,815	8,389
Neenah Paper, Inc.	128	8,005
OM Group, Inc.	247	7,417
Ferro Corp.*	552	6,928
Stepan Co.	148	6,166
Materion Corp.	159	6,110
AK Steel Holding Corp.*	1,356	6,061
Deltic Timber Corp.	85	5,631
Century Aluminum Co.*	396	5,465
Horsehead Holding Corp.*	429	5,431
Kraton Performance Polymers, Inc.*	252	5,093
Intrepid Potash, Inc.*	429	4,955
Aceto Corp.	221	4,862
Coeur Mining, Inc.*	796	3,749
Schnitzer Steel Industries, Inc. — Class A	203	3,220
OMNOVA Solutions, Inc.*	365	3,113
Koppers Holdings, Inc.	158	3,109
Wausau Paper Corp.	324	3,088
Hawkins, Inc.	81	3,077
Zep, Inc.	177	3,014
Landec Corp.*	206	2,874
American Vanguard Corp.	221	2,347
Kronos Worldwide, Inc.	161	2,037
KMG Chemicals, Inc.	74	1,978
Rentech, Inc.*	1,744	1,953
Orchids Paper Products Co.	62	1,672
Ring Energy, Inc.*	155	1,646
Universal Stainless & Alloy Products, Inc.*	54	1,416
Oil-Dri Corporation of America	37	1,245
Noranda Aluminum Holding Corp.	341	1,013
United States Lime & Minerals, Inc.	15	968
Gold Resource Corp.	288	919
Shiloh Industries, Inc.*	64	899
Molycorp, Inc.*,1	1,394	537
Ryerson Holding Corp.*	84	535
Total Basic Materials		451,953

ENERGY - 2.1%
SemGroup Corp. — Class A	328	26,680
Diamondback Energy, Inc.*	338	25,973
Carrizo Oil & Gas, Inc.*	393	19,512
Western Refining, Inc.	379	18,719
Delek US Holdings, Inc.	457	18,166
PDC Energy, Inc.*	306	16,536
Exterran Holdings, Inc.	451	15,140
Bristow Group, Inc.	274	14,919
Matador Resources Co.*	564	12,363
Helix Energy Solutions Group, Inc.*	812	12,148
SEACOR Holdings, Inc.*	142	9,893
Rosetta Resources, Inc.*	566	9,633
Forum Energy Technologies, Inc.*	459	8,996
Pattern Energy Group, Inc.	309	8,751
Green Plains, Inc.	288	8,222
TerraForm Power, Inc. — Class A	218	7,959
SunCoke Energy, Inc.	519	7,754
Bonanza Creek Energy, Inc.*	302	7,447
Synergy Resources Corp.*	621	7,359
McDermott International, Inc.*	1,826	7,012
Parsley Energy, Inc. — Class A*	409	6,536
Stone Energy Corp.*	432	6,342
Flotek Industries, Inc.*	414	6,102
Newpark Resources, Inc.*	653	5,949
Thermon Group Holdings, Inc.*	245	5,897
Sanchez Energy Corp.*	392	5,100
Primoris Services Corp.	292	5,019
CARBO Ceramics, Inc.	152	4,638
RSP Permian, Inc.*	180	4,534
Magnum Hunter Resources Corp.*,1	1,522	4,064
C&J Energy Services Ltd.*	355	3,951
TETRA Technologies, Inc.*	607	3,751
Northern Oil and Gas, Inc.*	470	3,624
Matrix Service Co.*	203	3,565
Alon USA Energy, Inc.	202	3,347

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Plug Power, Inc.*	1,285	$3,328
Penn Virginia Corp.*,1	504	3,266
Parker Drilling Co.*	931	3,248
Callon Petroleum Co.*	426	3,182
Bill Barrett Corp.*	383	3,179
Westmoreland Coal Co.*	115	3,076
Halcon Resources Corp.*,1	1,997	3,075
Tesco Corp.	267	3,036
Contango Oil & Gas Co.*	134	2,948
REX American Resources Corp.*	48	2,919
PHI, Inc.*	97	2,918
Triangle Petroleum Corp.*,1	574	2,887
Clean Energy Fuels Corp.*	537	2,865
Gulfmark Offshore, Inc. — Class A	210	2,738
Cloud Peak Energy, Inc.*	469	2,730
Energy XXI Ltd.1	721	2,624
Pioneer Energy Services Corp.*	483	2,618
Renewable Energy Group, Inc.*	266	2,453
Abraxas Petroleum Corp.*	711	2,311
Clayton Williams Energy, Inc.*	45	2,278
FuelCell Energy, Inc.*	1,794	2,243
ION Geophysical Corp.*	993	2,155
EXCO Resources, Inc.	1,168	2,137
Panhandle Oil and Gas, Inc. — Class A	107	2,118
Approach Resources, Inc.*	303	1,997
Pacific Ethanol, Inc.*	184	1,985
Enphase Energy, Inc.*	141	1,860
Trecora Resources*	151	1,842
Key Energy Services, Inc.*	1,006	1,831
Natural Gas Services Group, Inc.*	95	1,826
FutureFuel Corp.	167	1,715
Alpha Natural Resources, Inc.*,1	1,701	1,701
Basic Energy Services, Inc.*	245	1,698
Geospace Technologies Corp.*	101	1,668
Solazyme, Inc.*,1	582	1,665
Gulf Island Fabrication, Inc.	111	1,649
Arch Coal, Inc.*,1	1,626	1,626
Gastar Exploration, Inc.*	539	1,412
W&T Offshore, Inc.	269	1,375
Rex Energy Corp.*	369	1,373
Eclipse Resources Corp.*	233	1,309
Comstock Resources, Inc.	366	1,307
Vivint Solar, Inc.*	107	1,299
Adams Resources & Energy, Inc.	16	1,075
PetroQuest Energy, Inc.*	450	1,035
Willbros Group, Inc.*	307	1,016
Goodrich Petroleum Corp.*	268	951
FMSA Holdings, Inc.*	130	941
VAALCO Energy, Inc.*	382	936
TransAtlantic Petroleum Ltd.*	173	924
Hallador Energy Co.	79	924
Evolution Petroleum Corp.	151	898
Isramco, Inc.*	7	881
Swift Energy Co.*,1	336	726
Jones Energy, Inc. — Class A*	73	656
North Atlantic Drilling Ltd.	547	635
Warren Resources, Inc.*	619	551
Independence Contract Drilling, Inc.*	79	551
FX Energy, Inc.*	415	519
Hercules Offshore, Inc.*	1,235	518
Vantage Drilling Co.*	1,580	517
Amyris, Inc.*	207	497
Mitcham Industries, Inc.*	97	446
Nuverra Environmental Solutions, Inc.*,1	116	413
Vertex Energy, Inc.*	100	370
Resolute Energy Corp.*	600	338
Walter Energy, Inc.	504	312
Emerald Oil, Inc.*	341	252
Midstates Petroleum Company, Inc.*	286	243
Glori Energy, Inc.*	93	198
Profire Energy, Inc.*	112	151
Miller Energy Resources, Inc.*	231	144
Harvest Natural Resources, Inc.*	322	144
American Eagle Energy Corp.*	234	42
Total Energy		450,875

CONSUMER DISCRETIONARY - 0.2%
Cimpress N.V.*	256	21,600
Travelport Worldwide Ltd.	230	3,841
Virgin America, Inc.*	117	3,557
Shake Shack, Inc. — Class A*	44	2,203
Metaldyne Performance Group, Inc.	88	1,586
Freshpet, Inc.*	61	1,185
Dave & Buster’s Entertainment, Inc.*	37	1,127
Habit Restaurants, Inc. — Class A*	31	996
Boot Barn Holdings, Inc.*	31	742
Total Consumer Discretionary		36,837

HEALTH CARE - 0.1%
Spark Therapeutics, Inc.*	62	4,804
Providence Service Corp.*	88	4,675
Dynavax Technologies Corp.*	202	4,531
PRA Health Sciences, Inc.*	150	4,326
Diplomat Pharmacy, Inc.*	117	4,046
FibroGen, Inc.*	48	1,506
Genesis Healthcare, Inc.*	207	1,474
Calithera Biosciences, Inc.*	42	690
Symmetry Surgical, Inc.*	48	352
Second Sight Medical Products, Inc.*	23	295
Total Health Care		26,699

DIVERSIFIED - 0.1%
Horizon Pharma plc*	501	13,012
National Bank Holdings Corp. — Class A	303	5,699
FCB Financial Holdings, Inc. — Class A*	63	1,724
Resource America, Inc. — Class A	117	1,065

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Tiptree Financial, Inc. — Class A	69	$457
Total Diversified		21,957

FINANCIALS - 0.1%
Gramercy Property Trust, Inc.	359	10,083
InfraREIT, Inc.	176	5,032
James River Group Holdings Ltd.	84	1,977
On Deck Capital, Inc.*	88	1,874
Easterly Government Properties, Inc.*	106	1,701
Total Financials		20,667

CONSUMER STAPLES - 0.0%
HRG Group, Inc.*	640	7,987

GOVERNMENT - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	229	7,509

INFORMATION TECHNOLOGY - 0.0%
Box, Inc. — Class A*	96	1,896
New Relic, Inc.*	44	1,527
Hortonworks, Inc.*	55	1,311
Total Information Technology		4,734

INDUSTRIALS - 0.0%
Patriot Transportation Holding, Inc.*	17	424

Total Common Stocks
(Cost $10,627,812)		13,929,839

WARRANTS†† - 0.0%
Tejon Ranch Co.
$10.50, 08/31/16†	54	43
Imperial Holdings, Inc.
$10.75, 10/06/19	4	—
Magnum Hunter Resources Corp.
$8.50, 04/15/161	282	—
Total Warrants
(Cost $344)		43

RIGHTS - 0.0%
Leap Wireless International, Inc.
Expires 09/17/15†††	513	1,293
Furiex Pharmaceuticals, Inc.
Expires 07/03/17†††	46	449
Omthera Pharmaceuticals, Inc.
Expires 12/31/20†††	57	34
Total Rights
(Cost $570)		1,776

MUTUAL FUNDS† - 6.6%
Guggenheim Strategy Fund I2	55,518	1,382,408
Total Mutual Funds
(Cost $1,379,083)		1,382,408

	Face Amount

REPURCHASE AGREEMENTS††,3 - 9.5%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$1,558,818	1,558,818
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	238,220	238,220
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	191,211	191,211
Total Repurchase Agreements
(Cost $1,988,249)		1,988,249

SECURITIES LENDING COLLATERAL††,4 - 0.4%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	55,128	55,128
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	18,964	18,964
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	9,788	9,788
Total Securities Lending Collateral
(Cost $83,880)		83,880

Total Investments - 82.7%
(Cost $14,079,938)		$17,386,195
Other Assets & Liabilities, net - 17.3%		3,637,369
Total Net Assets - 100.0%		$21,023,564

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
RUSSELL 2000® 1.5x STRATEGY FUND

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2015 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $4,122,360)	33	$14,055

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2015 Russell 2000 Index Swap, Terminating 04/28/155 (Notional Value $8,524,624)	6,805	$146,361
Credit Suisse Capital, LLC April 2015 Russell 2000 Index Swap, Terminating 04/28/155 (Notional Value $1,159,758)	926	19,885
Barclays Bank plc April 2015 Russell 2000 Index Swap, Terminating 04/30/155 (Notional Value $3,398,763)	2,713	3,787
(Total Notional Value $13,083,145)		$170,033

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
3	Repurchase Agreements — See Note 5.
4	Securities lending collateral — See Note 6.
5	Total Return based on Russell 2000 Index +/- financing at a variable rate.
plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $79,905 of securities loaned (cost $12,007,809)	$15,314,066
Repurchase agreements, at value (cost $2,072,129)	2,072,129
Total investments (cost $14,079,938)	17,386,195
Foreign currency, at value (cost $15)	15
Segregated cash with broker	2,532,300
Unrealized appreciation on swap agreements	170,033
Cash	1,388
Receivables:
Fund shares sold	1,203,409
Securities sold	51,546
Swap settlement	27,630
Dividends	19,086
Variation margin	1,650
Securities lending income	391
Interest	2
Total assets	21,393,645

Liabilities:
Payable for:
Fund shares redeemed	157,546
Securities purchased	86,150
Return of securities loaned	85,106
Management fees	15,611
Distribution and service fees	5,434
Transfer agent and administrative fees	4,336
Portfolio accounting fees	1,735
Miscellaneous	14,163
Total liabilities	370,081
Commitments and contingent liabilities (Note 15)	—
Net assets	$21,023,564

Net assets consist of:
Paid in capital	$17,465,124
Accumulated net investment loss	(4,597)
Accumulated net realized gain on investments	72,692
Net unrealized appreciation on investments	3,490,345
Net assets	$21,023,564

A-Class:
Net assets	$627,472
Capital shares outstanding	10,810
Net asset value per share	$58.05
Maximum offering price per share (Net asset value divided by 95.25%)	$60.94

C-Class:
Net assets	$1,799,764
Capital shares outstanding	34,602
Net asset value per share	$52.01

H-Class:
Net assets	$18,596,328
Capital shares outstanding	320,953
Net asset value per share	$57.94

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $129)	$197,091
Income from securities lending, net	3,455
Interest	987
Total investment income	201,533

Expenses:
Management fees	192,284
Transfer agent and administrative fees	53,412
Distribution and service fees:
A-Class	1,458
C-Class	17,136
H-Class	47,670
Portfolio accounting fees	21,365
Custodian fees	2,482
Trustees’ fees*	1,690
Line of credit fees	1,006
Miscellaneous	37,307
Total expenses	375,810
Net investment loss	(174,277)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,943,547
Swap agreements	938,921
Futures contracts	1,055,198
Foreign currency	(2)
Net realized gain	6,937,664
Net change in unrealized appreciation (depreciation) on:
Investments	(3,034,702)
Swap agreements	76,757
Futures contracts	116,668
Net change in unrealized appreciation (depreciation)	(2,841,277)
Net realized and unrealized gain	4,096,387
Net increase in net assets resulting from operations	$3,922,110

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(174,277)	$(310,218)
Net realized gain on investments	6,937,664	7,120,234
Net change in unrealized appreciation (depreciation) on investments	(2,841,277)	2,110,677
Net increase in net assets resulting from operations	3,922,110	8,920,693

Distributions to shareholders from:
Net realized gains
A-Class	(2,196)	—
C-Class	(7,355)	—
H-Class	(234,847)	—
Total distributions to shareholders	(244,398)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	1,893,905	1,668,443
C-Class	98,855	452,183
H-Class	232,124,981	344,982,687
Distributions reinvested
A-Class	1,903	—
C-Class	7,229	—
H-Class	133,841	—
Cost of shares redeemed
A-Class	(1,896,108)	(1,740,054)
C-Class	(299,746)	(787,292)
H-Class	(236,252,696)	(378,994,862)
Net decrease from capital share transactions	(4,187,836)	(34,418,895)
Net decrease in net assets	(510,124)	(25,498,202)

Net assets:
Beginning of year	21,533,688	47,031,890
End of year	$21,023,564	$21,533,688
Accumulated net investment loss at end of year	$(4,597)	$(66,937)

Capital share activity:
Shares sold
A-Class	37,732	37,199
C-Class	2,156	10,755
H-Class	4,439,943	7,350,452
Shares issued from reinvestment of distributions
A-Class	36	—
C-Class	153	—
H-Class	2,554	—
Shares redeemed
A-Class	(38,492)	(35,645)
C-Class	(6,473)	(19,078)
H-Class	(4,480,213)	(8,137,425)
Net decrease in shares	(42,604)	(793,742)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$53.23	$39.32	$32.20	$34.37	$25.24
Income (loss) from investment operations:
Net investment income (loss)[a]	(.39)	(.37)	(.16)	(.39)	(.35)
Net gain (loss) on investments (realized and unrealized)	5.41	14.28	7.28	(1.78)	9.48
Total from investment operations	5.02	13.91	7.12	(2.17)	9.13
Less distributions from:
Net realized gains	(.20)	—	—	—	—
Total distributions	(.20)	—	—	—	—
Net asset value, end of period	$58.05	$53.23	$39.32	$32.20	$34.37

Total Return[b]	9.48%	35.38%	22.11%	(6.31%)	36.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$627	$614	$392	$1,355	$2,312
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(0.78%)	(0.51%)	(1.24%)	(1.25%)
Total expenses[c]	1.70%	1.72%	1.71%	1.73%	1.72%
Portfolio turnover rate	830%	472%	527%	177%	211%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$48.08	$35.78	$29.52	$31.75	$23.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.70)	(.65)	(.34)	(.54)	(.47)
Net gain (loss) on investments (realized and unrealized)	4.83	12.95	6.60	(1.69)	8.72
Total from investment operations	4.13	12.30	6.26	(2.23)	8.25
Less distributions from:
Net realized gains	(.20)	—	—	—	—
Total distributions	(.20)	—	—	—	—
Net asset value, end of period	$52.01	$48.08	$35.78	$29.52	$31.75

Total Return[b]	8.64%	34.38%	21.21%	(7.02%)	35.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,800	$1,864	$1,685	$1,839	$2,786
Ratios to average net assets:
Net investment income (loss)	(1.49%)	(1.55%)	(1.15%)	(1.99%)	(1.90%)
Total expenses[c]	2.45%	2.47%	2.46%	2.49%	2.47%
Portfolio turnover rate	830%	472%	527%	177%	211%

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$53.13	$39.24	$32.13	$34.29	$25.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.37)	(.08)	(.37)	(.35)
Net gain (loss) on investments (realized and unrealized)	5.41	14.26	7.19	(1.79)	9.43
Total from investment operations	5.01	13.89	7.11	(2.16)	9.08
Less distributions from:
Net realized gains	(.20)	—	—	—	—
Total distributions	(.20)	—	—	—	—
Net asset value, end of period	$57.94	$53.13	$39.24	$32.13	$34.29

Total Return[b]	9.48%	35.40%	22.13%	(6.30%)	36.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,596	$19,056	$44,955	$14,902	$37,780
Ratios to average net assets:
Net investment income (loss)	(0.76%)	(0.81%)	(0.25%)	(1.24%)	(1.25%)
Total expenses[c]	1.70%	1.72%	1.71%	1.73%	1.72%
Portfolio turnover rate	830%	472%	527%	177%	211%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

RUSSELL 2000® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

Russell 2000® Fund H-Class turned in a 6.37% performance for the one-year period ended March 31, 2015. Its benchmark, the Russell 2000 Index, returned 8.21% for the period. Russell 2000® Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the Russell 2000 Index.

Among sectors, the biggest performance contributors to the underlying index during the period were Health Care and Financials. The Energy sector detracted the most from return, followed by the Materials sector.

Qorvo, Inc., InterMune, Inc., and Puma Biotechnology, Inc. were the largest contributors to performance of the underlying index for the year. CARBO Ceramics, Inc., Civeo Corp., and GT Advanced Technologies, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Leap Wireless International, Inc.	0.007%
Qorvo, Inc.	0.007%
Isis Pharmaceuticals, Inc.	0.004%
Puma Biotechnology, Inc.	0.004%
Ultimate Software Group, Inc.	0.003%
Office Depot, Inc.	0.003%
Brunswick Corp.	0.003%
JetBlue Airways Corp.	0.003%
Graphic Packaging Holding Co.	0.003%
DexCom, Inc.	0.003%
Top Ten Total	0.040%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

110 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	Since Inception (05/31/06)
A-Class Shares	6.42%	12.93%	6.25%
A-Class Shares with sales charge†	1.35%	11.84%	5.67%
C-Class Shares	5.61%	12.01%	5.40%
C-Class Shares with CDSC‡	4.61%	12.01%	5.40%
H-Class Shares	6.37%	12.91%	6.23%
Russell 2000 Index	8.21%	14.57%	7.92%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

COMMON STOCKS† - 1.1%

FINANCIAL - 0.4%
LaSalle Hotel Properties	30	$1,165
Investors Bancorp, Inc.	95	1,113
Highwoods Properties, Inc.	24	1,098
RLJ Lodging Trust	35	1,096
CubeSmart	43	1,038
First American Financial Corp.	28	998
Prosperity Bancshares, Inc.	19	997
Stifel Financial Corp.*	17	948
CNO Financial Group, Inc.	54	929
Sunstone Hotel Investors, Inc.	55	917
EPR Properties	15	900
Webster Financial Corp.	24	889
Pebblebrook Hotel Trust	19	885
Strategic Hotels & Resorts, Inc.*	71	883
Sun Communities, Inc.	13	866
MGIC Investment Corp.*	90	866
Radian Group, Inc.	51	855
Bank of the Ozarks, Inc.	23	849
Sovran Self Storage, Inc.	9	845
FirstMerit Corp.	44	839
GEO Group, Inc.	19	831
MarketAxess Holdings, Inc.	10	829
Medical Properties Trust, Inc.	55	811
First Citizens BancShares, Inc. — Class A	3	779
Primerica, Inc.	15	764
DCT Industrial Trust, Inc.	22	762
Umpqua Holdings Corp.	44	756
Colony Capital, Inc. — Class A	29	752
DiamondRock Hospitality Co.	52	735
Ryman Hospitality Properties, Inc.	12	731
National Health Investors, Inc.	10	710
PRA Group, Inc.*	13	706
Healthcare Realty Trust, Inc.	25	695
Janus Capital Group, Inc.	40	687
Susquehanna Bancshares, Inc.	50	686
United Bankshares, Inc.	18	676
PrivateBancorp, Inc. — Class A	19	668
Hancock Holding Co.	22	657
Acadia Realty Trust	18	627
WisdomTree Investments, Inc.	29	622
First Industrial Realty Trust, Inc.	29	621
Cousins Properties, Inc.	58	616
FNB Corp.	46	604
Cathay General Bancorp	21	597
Western Alliance Bancorporation*	20	593
Washington Federal, Inc.	27	589
Financial Engines, Inc.	14	586
Texas Capital Bancshares, Inc.*	12	584
American Equity Investment Life Holding Co.	20	583
BancorpSouth, Inc.	25	581
RLI Corp.	11	577
Wintrust Financial Corp.	12	572
Valley National Bancorp	60	566
Hudson Pacific Properties, Inc.	17	564
MB Financial, Inc.	18	564
Alexander & Baldwin, Inc.	13	561
New Residential Investment Corp.	37	556
DuPont Fabros Technology, Inc.	17	556
Lexington Realty Trust	55	541
Sabra Health Care REIT, Inc.	16	530
UMB Financial Corp.	10	529
Invesco Mortgage Capital, Inc.	33	512
Chesapeake Lodging Trust	15	507
IBERIABANK Corp.	8	504
Glacier Bancorp, Inc.	20	503
Blackhawk Network Holdings, Inc.*	14	501
Washington Real Estate Investment Trust	18	497
Kennedy-Wilson Holdings, Inc.	19	497
Chambers Street Properties	63	496
EastGroup Properties, Inc.	8	481
Equity One, Inc.	18	480
WageWorks, Inc.*	9	480
Capitol Federal Financial, Inc.	38	475
Home BancShares, Inc.	14	474
Hatteras Financial Corp.	26	472
First Financial Bankshares, Inc.	17	470
Symetra Financial Corp.	20	469
Kemper Corp.	12	468
Evercore Partners, Inc. — Class A	9	465
Mack-Cali Realty Corp.	24	463
Alexander’s, Inc.	1	457
AmTrust Financial Services, Inc.	8	456
Empire State Realty Trust, Inc. — Class A	24	451
New York REIT, Inc.	43	451
CVB Financial Corp.	28	446
Potlatch Corp.	11	440
Old National Bancorp	31	440
Retail Opportunity Investments Corp.	24	439
Trustmark Corp.	18	437
Selective Insurance Group, Inc.	15	436
BGC Partners, Inc. — Class A	46	435
Columbia Banking System, Inc.	15	435
American Assets Trust, Inc.	10	433
EverBank Financial Corp.	24	433
PennyMac Mortgage Investment Trust	20	426
Education Realty Trust, Inc.	12	425
Pennsylvania Real Estate Investment Trust	18	418
PS Business Parks, Inc.	5	415
LTC Properties, Inc.	9	414
Government Properties Income Trust	18	411
South State Corp.	6	410
Argo Group International Holdings Ltd.	8	401
Pinnacle Financial Partners, Inc.	9	400
Redwood Trust, Inc.	22	393

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

Ramco-Gershenson Properties Trust	21	$391
Credit Acceptance Corp.*	2	390
Community Bank System, Inc.	11	389
Hilltop Holdings, Inc.*	20	389
Ellie Mae, Inc.*	7	387
Montpelier Re Holdings Ltd.	10	384
CYS Investments, Inc.	43	383
Aircastle Ltd.	17	382
FelCor Lodging Trust, Inc.	33	379
Horace Mann Educators Corp.	11	376
BofI Holding, Inc.*	4	372
Associated Estates Realty Corp.	15	370
International Bancshares Corp.	14	364
Parkway Properties, Inc.	21	364
Springleaf Holdings, Inc.*	7	362
National Penn Bancshares, Inc.	33	355
STAG Industrial, Inc.	15	353
Gramercy Property Trust, Inc.	13	351
First Midwest Bancorp, Inc.	20	347
Hersha Hospitality Trust	53	343
HFF, Inc. — Class A	9	338
Physicians Realty Trust	19	335
Summit Hotel Properties, Inc.	23	324
Sterling Bancorp	24	322
Greenhill & Company, Inc.	8	317
St. Joe Co.*	17	315
Home Loan Servicing Solutions Ltd.	19	314
PHH Corp.*	13	314
Altisource Residential Corp.	15	313
Franklin Street Properties Corp.	24	308
Eagle Bancorp, Inc.*	8	307
Independent Bank Corp.	7	307
BBCN Bancorp, Inc.	21	304
Westamerica Bancorporation	7	302
ARMOUR Residential REIT, Inc.	95	301
NBT Bancorp, Inc.	12	301
iStar Financial, Inc.*	23	299
Provident Financial Services, Inc.	16	298
Astoria Financial Corp.	23	298
Northwest Bancshares, Inc.	25	296
Capstead Mortgage Corp.	25	294
Chatham Lodging Trust	10	294
WesBanco, Inc.	9	293
CoreSite Realty Corp.	6	292
Encore Capital Group, Inc.*	7	291
Ambac Financial Group, Inc.*	12	290
Essent Group Ltd.*	12	287
Nelnet, Inc. — Class A	6	284
Enstar Group Ltd.*	2	284
Chemical Financial Corp.	9	282
CyrusOne, Inc.	9	280
Apollo Commercial Real Estate Finance, Inc.	16	275
Simmons First National Corp. — Class A	6	273
Investment Technology Group, Inc.*	9	273
First Financial Bancorp	15	267
Union Bankshares Corp.	12	267
Virtus Investment Partners, Inc.	2	262
Starwood Waypoint Residential Trust	10	259
Park National Corp.	3	257
S&T Bancorp, Inc.	9	255
Boston Private Financial Holdings, Inc.	21	255
Greenlight Capital Re Ltd. — Class A*	8	254
National Western Life Insurance Co. — Class A	1	254
Kite Realty Group Trust	9	254
American Capital Mortgage Investment Corp.	14	251
Terreno Realty Corp.	11	251
LegacyTexas Financial Group, Inc.	11	250
Select Income REIT	10	250
Infinity Property & Casualty Corp.	3	246
Inland Real Estate Corp.	23	246
United Community Banks, Inc.	13	245
Stewart Information Services Corp.	6	244
Renasant Corp.	8	240
Rexford Industrial Realty, Inc.	15	237
First Merchants Corp.	10	235
Navigators Group, Inc.*	3	234
AMERISAFE, Inc.	5	231
Banner Corp.	5	230
First Commonwealth Financial Corp.	25	225
Investors Real Estate Trust	30	225
Excel Trust, Inc.	16	224
New York Mortgage Trust, Inc.	28	217
Employers Holdings, Inc.	8	216
Tompkins Financial Corp.	4	215
Third Point Reinsurance Ltd.*	15	212
Ameris Bancorp	8	211
Piper Jaffray Cos.*	4	210
Cohen & Steers, Inc.	5	205
Universal Insurance Holdings, Inc.	8	205
Ashford Hospitality Trust, Inc.	21	202
OFG Bancorp	12	196
Berkshire Hills Bancorp, Inc.	7	194
Maiden Holdings Ltd.	13	193
Northfield Bancorp, Inc.	13	193
Brookline Bancorp, Inc.	19	191
First Potomac Realty Trust	16	190
Rouse Properties, Inc.	10	190
Wilshire Bancorp, Inc.	19	189
State Bank Financial Corp.	9	189
City Holding Co.	4	188
STORE Capital Corp.	8	187
FBL Financial Group, Inc. — Class A	3	186
Sandy Spring Bancorp, Inc.	7	184
Aviv REIT, Inc.	5	183
Safety Insurance Group, Inc.	3	179
TowneBank	11	177
Oritani Financial Corp.	12	175
First BanCorp*	28	174

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

Cedar Realty Trust, Inc.	23	$172
Southside Bancshares, Inc.	6	172
TrustCo Bank Corp. NY	25	172
Saul Centers, Inc.	3	172
InfraREIT, Inc.	6	172
Customers Bancorp, Inc.*	7	171
Hanmi Financial Corp.	8	169
Universal Health Realty Income Trust	3	169
Cass Information Systems, Inc.	3	168
National General Holdings Corp.	9	168
Monmouth Real Estate Investment Corp.	15	167
Western Asset Mortgage Capital Corp.	11	166
Capital Bank Financial Corp. — Class A*	6	166
Agree Realty Corp.	5	165
Lakeland Financial Corp.	4	162
American Residential Properties, Inc.*	9	162
Silver Bay Realty Trust Corp.	10	162
United Financial Bancorp, Inc.	13	162
Walter Investment Management Corp.*	10	162
Urstadt Biddle Properties, Inc. — Class A	7	161
Cowen Group, Inc. — Class A*	31	161
Flushing Financial Corp.	8	161
Diamond Hill Investment Group, Inc.	1	160
Cardinal Financial Corp.	8	160
United Fire Group, Inc.	5	159
GAMCO Investors, Inc. — Class A	2	157
Resource Capital Corp.	34	154
Washington Trust Bancorp, Inc.	4	153
WSFS Financial Corp.	2	151
RAIT Financial Trust	22	151
AG Mortgage Investment Trust, Inc.	8	151
KCG Holdings, Inc. — Class A*	12	147
World Acceptance Corp.*	2	146
QTS Realty Trust, Inc. — Class A	4	146
Dime Community Bancshares, Inc.	9	145
TriCo Bancshares	6	145
Arlington Asset Investment Corp. — Class A	6	144
Apollo Residential Mortgage, Inc.	9	144
Anworth Mortgage Asset Corp.	28	143
Forestar Group, Inc.*	9	142
Acacia Research Corp.	13	139
First Interstate BancSystem, Inc. — Class A	5	139
Enova International, Inc.*	7	138
Stock Yards Bancorp, Inc.	4	138
Heritage Financial Corp.	8	136
Community Trust Bancorp, Inc.	4	133
First NBC Bank Holding Co.*	4	132
Heartland Financial USA, Inc.	4	131
1st Source Corp.	4	129
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7	128
Getty Realty Corp.	7	127
First Busey Corp.	19	127
Dynex Capital, Inc.	15	127
CoBiz Financial, Inc.	10	123
Federated National Holding Co.	4	122
BancFirst Corp.	2	122
Campus Crest Communities, Inc.	17	122
Bryn Mawr Bank Corp.	4	122
Westwood Holdings Group, Inc.	2	121
International. FCStone, Inc.*	4	119
Great Southern Bancorp, Inc.	3	118
German American Bancorp, Inc.	4	118
ConnectOne Bancorp, Inc.	6	117
Waterstone Financial, Inc.	9	116
Lakeland Bancorp, Inc.	10	115
Central Pacific Financial Corp.	5	115
OM Asset Management plc	6	112
Banc of California, Inc.	9	111
Meadowbrook Insurance Group, Inc.	13	111
Metro Bancorp, Inc.	4	110
Great Western Bancorp, Inc.	5	110
HomeStreet, Inc.*	6	110
CareTrust REIT, Inc.	8	108
First Financial Corp.	3	108
CenterState Banks, Inc.	9	107
Blue Hills Bancorp, Inc.*	8	106
Enterprise Financial Services Corp.	5	103
Hudson Valley Holding Corp.	4	102
Bank of Marin Bancorp	2	102
Beneficial Bancorp, Inc.*	9	102
Yadkin Financial Corp.*	5	102
Ashford Hospitality Prime, Inc.	6	101
Ladenburg Thalmann Financial Services, Inc.*	26	100
Phoenix Companies, Inc.*	2	100
RE/MAX Holdings, Inc. — Class A	3	100
Clifton Bancorp, Inc.	7	99
First Defiance Financial Corp.	3	98
MainSource Financial Group, Inc.	5	98
Bank of Kentucky Financial Corp.	2	98
NMI Holdings, Inc. — Class A*	13	97
State Auto Financial Corp.	4	97
Pacific Premier Bancorp, Inc.*	6	97
HomeTrust Bancshares, Inc.*	6	96
Whitestone REIT — Class B	6	95
Peoples Bancorp, Inc.	4	95
Gladstone Commercial Corp.	5	93
HCI Group, Inc.	2	92
Financial Institutions, Inc.	4	92
OneBeacon Insurance Group Ltd. — Class A	6	91
Stonegate Bank	3	91
BNC Bancorp	5	91
United Insurance Holdings Corp.	4	90
Peoples Financial Services Corp.	2	90
Southwest Bancorp, Inc.	5	89
Walker & Dunlop, Inc.*	5	89
Ares Commercial Real Estate Corp.	8	88
Bank Mutual Corp.	12	88

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

First Bancorp	5	$88
Peapack Gladstone Financial Corp.	4	86
Park Sterling Corp.	12	85
Federal Agricultural Mortgage Corp. — Class C	3	85
CorEnergy Infrastructure Trust, Inc.	12	83
Preferred Bank/Los Angeles CA	3	82
NewStar Financial, Inc.*	7	82
Caesars Acquisition Co. — Class A*	12	82
Arrow Financial Corp.	3	81
Bancorp, Inc.*	9	81
NewBridge Bancorp	9	80
Camden National Corp.	2	80
West Bancorporation, Inc.	4	80
Meta Financial Group, Inc.	2	79
Univest Corporation of Pennsylvania	4	79
Bridge Capital Holdings*	3	78
Mercantile Bank Corp.	4	78
Independent Bank Group, Inc.	2	78
Bridge Bancorp, Inc.	3	77
Independent Bank Corp.	6	77
Talmer Bancorp, Inc. — Class A	5	77
First of Long Island Corp.	3	77
Marcus & Millichap, Inc.*	2	75
Armada Hoffler Properties, Inc.	7	75
Republic Bancorp, Inc. — Class A	3	74
Ladder Capital Corp. — Class A	4	74
Citizens, Inc.*	12	74
One Liberty Properties, Inc.	3	73
FRP Holdings, Inc.*	2	73
Flagstar Bancorp, Inc.*	5	73
Seacoast Banking Corporation of Florida*	5	71
Suffolk Bancorp	3	71
United Community Financial Corp.	13	71
Oppenheimer Holdings, Inc. — Class A	3	70
First Community Bancshares, Inc.	4	70
State National Companies, Inc.	7	70
Anchor BanCorp Wisconsin, Inc.*	2	69
OceanFirst Financial Corp.	4	69
CU Bancorp*	3	68
CNB Financial Corp.	4	68
PennyMac Financial Services, Inc. — Class A*	4	68
Guaranty Bancorp	4	68
Fidelity Southern Corp.	4	68
Calamos Asset Management, Inc. — Class A	5	67
Pacific Continental Corp.	5	66
Meridian Bancorp, Inc.*	5	66
BankFinancial Corp.	5	66
Easterly Government Properties, Inc.*	4	64
On Deck Capital, Inc.*	3	64
Fidelity & Guaranty Life	3	64
TriState Capital Holdings, Inc.*	6	63
First Connecticut Bancorp, Inc.	4	61
Citizens & Northern Corp.	3	61
Crawford & Co. — Class B	7	60
UMH Properties, Inc.	6	60
Moelis & Co. — Class A	2	60
National Bankshares, Inc.	2	60
Consolidated-Tomoka Land Co.	1	60
Gain Capital Holdings, Inc.	6	59
CatchMark Timber Trust, Inc. — Class A	5	59
MidWestOne Financial Group, Inc.	2	58
Charter Financial Corp.	5	58
National Interstate Corp.	2	56
Global Indemnity plc — Class A*	2	56
Heritage Commerce Corp.	6	55
Kearny Financial Corp.*	4	54
Square 1 Financial, Inc. — Class A*	2	54
Atlas Financial Holdings, Inc.*	3	53
RenaissanceRe Holdings Ltd.	1	53
First Bancorp, Inc.	3	52
Manning & Napier, Inc. — Class A	4	52
Altisource Portfolio Solutions S.A.*	4	51
Fox Chase Bancorp, Inc.	3	50
Sierra Bancorp	3	50
Heritage Oaks Bancorp	6	50
Ames National Corp.	2	50
First Financial Northwest, Inc.	4	49
Northrim BanCorp, Inc.	2	49
Penns Woods Bancorp, Inc.	1	49
Capital City Bank Group, Inc.	3	49
Territorial Bancorp, Inc.	2	48
Baldwin & Lyons, Inc. — Class B	2	47
eHealth, Inc.*	5	47
Horizon Bancorp	2	47
FBR & Co.*	2	46
Kansas City Life Insurance Co.	1	46
American National Bankshares, Inc.	2	45
Owens Realty Mortgage, Inc.	3	45
Regional Management Corp.*	3	44
Heritage Insurance Holdings, Inc.*	2	44
Stonegate Mortgage Corp.*	4	43
First Business Financial Services, Inc.	1	43
Enterprise Bancorp, Inc.	2	43
Hallmark Financial Services, Inc.*	4	42
Consumer Portfolio Services, Inc.*	6	42
Marlin Business Services Corp.	2	40
Century Bancorp, Inc. — Class A	1	40
Cascade Bancorp*	8	38
Sun Bancorp, Inc.*	2	38
Macatawa Bank Corp.	7	37
BBX Capital Corp. — Class A*	2	37
Trade Street Residential, Inc.	5	36
EMC Insurance Group, Inc.	1	34
RCS Capital Corp. — Class A	3	32
Old Line Bancshares, Inc.	2	32
Donegal Group, Inc. — Class A	2	31
JG Wentworth Co. — Class A*	3	31
Opus Bank	1	31

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

CommunityOne Bancorp*	3	$30
MidSouth Bancorp, Inc.	2	30
Merchants Bancshares, Inc.	1	29
Republic First Bancorp, Inc.*	8	29
Nicholas Financial, Inc.*	2	28
Pzena Investment Management, Inc. — Class A	3	28
Triumph Bancorp, Inc.*	2	27
Independence Holding Co.	2	27
FXCM, Inc. — Class A	12	26
Fifth Street Asset Management, Inc.	2	23
Medley Management, Inc. — Class A	2	22
Higher One Holdings, Inc.*	9	22
Palmetto Bancshares, Inc.	1	19
C1 Financial, Inc.*	1	19
GFI Group, Inc.	3	18
Hampton Roads Bankshares, Inc.*	9	17
Trupanion, Inc.*	2	16
CIFC Corp.	2	15
Great Ajax Corp.*	1	15
Silvercrest Asset Management Group, Inc. — Class A	1	14
Green Bancorp, Inc.*	1	11
Total Financial		115,243

CONSUMER, NON-CYCLICAL - 0.3%
Isis Pharmaceuticals, Inc.*	31	1,974
Puma Biotechnology, Inc.*	7	1,653
DexCom, Inc.*	20	1,248
West Pharmaceutical Services, Inc.	19	1,143
STERIS Corp.	16	1,124
Team Health Holdings, Inc.*	19	1,113
WellCare Health Plans, Inc.*	12	1,098
Cepheid*	19	1,081
WEX, Inc.*	10	1,073
PAREXEL International Corp.*	15	1,034
HealthSouth Corp.	23	1,019
United Natural Foods, Inc.*	13	1,001
Receptos, Inc.*	6	989
TreeHouse Foods, Inc.*	11	936
Deluxe Corp.	13	900
Impax Laboratories, Inc.*	19	890
Neurocrine Biosciences, Inc.*	22	874
Bluebird Bio, Inc.*	7	845
Euronet Worldwide, Inc.*	14	822
Akorn, Inc.*	17	807
Pacira Pharmaceuticals, Inc.*	9	800
Acadia Healthcare Company, Inc.*	11	788
ABIOMED, Inc.*	11	787
Cimpress N.V.*	9	759
OPKO Health, Inc.*	52	737
Celldex Therapeutics, Inc.*	26	725
Corporate Executive Board Co.	9	719
ACADIA Pharmaceuticals, Inc.*	21	684
Amsurg Corp. — Class A*	11	677
Sotheby’s	16	677
Post Holdings, Inc.*	14	656
Helen of Troy Ltd.*	8	652
Haemonetics Corp.*	14	629
SUPERVALU, Inc.*	54	629
Darling Ingredients, Inc.*	44	617
Healthcare Services Group, Inc.	19	611
Dyax Corp.*	36	603
Prestige Brands Holdings, Inc.*	14	601
Chemed Corp.	5	597
Thoratec Corp.*	14	586
Advisory Board Co.*	11	586
Synageva BioPharma Corp.*	6	585
Owens & Minor, Inc.	17	575
NuVasive, Inc.*	12	552
Molina Healthcare, Inc.*	8	538
On Assignment, Inc.*	14	537
Boston Beer Company, Inc. — Class A*	2	535
Exact Sciences Corp.*	24	528
Novavax, Inc.*	63	521
Anacor Pharmaceuticals, Inc.*	9	521
Monro Muffler Brake, Inc.	8	520
Clovis Oncology, Inc.*	7	520
Grand Canyon Education, Inc.*	12	519
Ironwood Pharmaceuticals, Inc. — Class A*	32	512
Insulet Corp.*	15	500
Kindred Healthcare, Inc.	21	500
Magellan Health, Inc.*	7	496
Sanderson Farms, Inc.	6	478
ABM Industries, Inc.	15	478
Medicines Co.*	17	476
Lancaster Colony Corp.	5	476
Lannett Company, Inc.*	7	474
Heartland Payment Systems, Inc.	10	469
Neogen Corp.*	10	467
Air Methods Corp.*	10	466
Portola Pharmaceuticals, Inc.*	12	456
Cyberonics, Inc.*	7	454
Intrexon Corp.*	10	454
Cardtronics, Inc.*	12	452
Fresh Market, Inc.*	11	447
Vector Group Ltd.	20	440
HeartWare International, Inc.*	5	439
Integra LifeSciences Holdings Corp.*	7	432
Globus Medical, Inc. — Class A*	17	429
Cantel Medical Corp.	9	428
Korn/Ferry International	13	427
J&J Snack Foods Corp.	4	427
Snyder’s-Lance, Inc.	13	415
Dean Foods Co.	25	413
Matthews International Corp. — Class A	8	412
FTI Consulting, Inc.*	11	412
B&G Foods, Inc.	14	412

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

Bright Horizons Family Solutions, Inc.*	8	$409
Greatbatch, Inc.*	7	405
Catalent, Inc.*	13	405
Huron Consulting Group, Inc.*	6	397
Masimo Corp.*	12	396
Halozyme Therapeutics, Inc.*	27	386
Ligand Pharmaceuticals, Inc. — Class B*	5	386
Abaxis, Inc.	6	385
Rent-A-Center, Inc.	14	384
AMAG Pharmaceuticals, Inc.*	7	383
Spectranetics Corp.*	11	382
Agios Pharmaceuticals, Inc.*	4	377
ExamWorks Group, Inc.*	9	375
Nektar Therapeutics*	34	374
ICU Medical, Inc.*	4	373
EVERTEC, Inc.	17	372
Acorda Therapeutics, Inc.*	11	366
PTC Therapeutics, Inc.*	6	365
ARIAD Pharmaceuticals, Inc.*	44	363
Brink’s Co.	13	359
HMS Holdings Corp.*	23	355
Natus Medical, Inc.*	9	355
WD-40 Co.	4	354
CONMED Corp.	7	353
Fresh Del Monte Produce, Inc.	9	350
Theravance, Inc.	22	346
TESARO, Inc.*	6	344
Keryx Biopharmaceuticals, Inc.*	27	344
Depomed, Inc.*	15	336
Wright Medical Group, Inc.*	13	335
Tumi Holdings, Inc.*	13	318
MannKind Corp.*	61	317
Cambrex Corp.*	8	317
SpartanNash Co.	10	316
Insperity, Inc.	6	314
Cal-Maine Foods, Inc.	8	312
Select Medical Holdings Corp.	21	311
Merrimack Pharmaceuticals, Inc.*	26	309
PDL BioPharma, Inc.	43	303
Chimerix, Inc.*	8	302
Auspex Pharmaceuticals, Inc.*	3	301
LifeLock, Inc.*	21	296
Achillion Pharmaceuticals, Inc.*	30	296
Tetraphase Pharmaceuticals, Inc.*	8	293
Endologix, Inc.*	17	290
Andersons, Inc.	7	290
Universal Corp.	6	283
Sangamo BioSciences, Inc.*	18	282
Ensign Group, Inc.	6	281
Arena Pharmaceuticals, Inc.*	64	280
AMN Healthcare Services, Inc.*	12	277
NxStage Medical, Inc.*	16	277
Cempra, Inc.*	8	274
NewLink Genetics Corp.*	5	274
Cardiovascular Systems, Inc.*	7	273
Repligen Corp.*	9	273
Analogic Corp.	3	273
Array BioPharma, Inc.*	37	273
Insmed, Inc.*	13	270
TrueBlue, Inc.*	11	268
Prothena Corporation plc*	7	267
MiMedx Group, Inc.*	25	260
ZIOPHARM Oncology, Inc.*	24	258
Orexigen Therapeutics, Inc.*	33	258
KYTHERA Biopharmaceuticals, Inc.*	5	251
ACCO Brands Corp.*	30	249
Bio-Reference Laboratories, Inc.*	7	247
Zeltiq Aesthetics, Inc.*	8	247
Affymetrix, Inc.*	19	239
Tornier N.V.*	9	236
IPC Healthcare, Inc.*	5	233
McGrath RentCorp	7	230
Emergent Biosolutions, Inc.*	8	230
PharMerica Corp.*	8	226
USANA Health Sciences, Inc.*	2	223
Omeros Corp.*	10	220
Quidel Corp.*	8	216
Momenta Pharmaceuticals, Inc.*	14	213
Merit Medical Systems, Inc.*	11	212
Meridian Bioscience, Inc.	11	210
Aegerion Pharmaceuticals, Inc.*	8	209
Multi-Color Corp.	3	208
Capital Senior Living Corp.*	8	208
ImmunoGen, Inc.*	23	206
Calavo Growers, Inc.	4	206
ICF International, Inc.*	5	204
Hanger, Inc.*	9	204
RPX Corp.*	14	201
Raptor Pharmaceutical Corp.*	18	196
Diamond Foods, Inc.*	6	195
Team, Inc.*	5	195
Capella Education Co.	3	195
TherapeuticsMD, Inc.*	32	194
Foundation Medicine, Inc.*	4	192
National Healthcare Corp.	3	191
Amedisys, Inc.*	7	187
Tootsie Roll Industries, Inc.	6	187
Ophthotech Corp.*	4	186
Accuray, Inc.*	20	186
Esperion Therapeutics, Inc.*	2	185
Cynosure, Inc. — Class A*	6	184
Hyperion Therapeutics, Inc.*	4	184
Infinity Pharmaceuticals, Inc.*	13	182
Relypsa, Inc.*	5	180
Orthofix International N.V.*	5	179
Dynavax Technologies Corp.*	8	179
Resources Connection, Inc.	10	175
Invacare Corp.	9	175

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

Insys Therapeutics, Inc.*	3	$174
OvaScience, Inc.*	5	174
Kite Pharma, Inc.*	3	173
BioCryst Pharmaceuticals, Inc.*	19	172
Navigant Consulting, Inc.*	13	168
Retrophin, Inc.*	7	168
Anika Therapeutics, Inc.*	4	165
Quad/Graphics, Inc.	7	161
Strayer Education, Inc.*	3	160
Luminex Corp.*	10	160
NutriSystem, Inc.	8	160
Providence Service Corp.*	3	159
Ascent Capital Group, Inc. — Class A*	4	159
Geron Corp.*	42	158
Healthways, Inc.*	8	158
MacroGenics, Inc.*	5	157
Kforce, Inc.	7	156
Spark Therapeutics, Inc.*	2	155
Boulder Brands, Inc.*	16	152
Acceleron Pharma, Inc.*	4	152
Monster Worldwide, Inc.*	24	152
Vascular Solutions, Inc.*	5	152
American Public Education, Inc.*	5	150
Weis Markets, Inc.	3	149
Ingles Markets, Inc. — Class A	3	148
LDR Holding Corp.*	4	147
Sarepta Therapeutics, Inc.*	11	146
PRA Health Sciences, Inc.*	5	144
AtriCure, Inc.*	7	143
GenMark Diagnostics, Inc.*	11	143
US Physical Therapy, Inc.	3	143
Phibro Animal Health Corp. — Class A	4	142
K12, Inc.*	9	141
TriNet Group, Inc.*	4	141
Sagent Pharmaceuticals, Inc.*	6	140
Triple-S Management Corp. — Class B*	7	139
Viad Corp.	5	139
Diplomat Pharmacy, Inc.*	4	138
Accelerate Diagnostics, Inc.*	6	135
Exelixis, Inc.*,1	52	134
Unilife Corp.*	33	132
Rockwell Medical, Inc.*	12	131
Inovio Pharmaceuticals, Inc.*	16	131
Inter Parfums, Inc.	4	130
Global Cash Access Holdings, Inc.*	17	130
Aratana Therapeutics, Inc.*	8	128
Green Dot Corp. — Class A*	8	127
ANI Pharmaceuticals, Inc.*	2	125
AngioDynamics, Inc.*	7	125
Ultragenyx Pharmaceutical, Inc.*	2	124
SciClone Pharmaceuticals, Inc.*	14	124
TG Therapeutics, Inc.*	8	124
Revlon, Inc. — Class A*	3	124
Heidrick & Struggles International, Inc.	5	123
Sequenom, Inc.*	31	122
Karyopharm Therapeutics, Inc.*	4	122
Genomic Health, Inc.*	4	122
Kelly Services, Inc. — Class A	7	122
Intra-Cellular Therapies, Inc.*	5	119
Xoom Corp.*	8	118
Universal American Corp.*	11	117
Central Garden & Pet Co. — Class A*	11	117
BioDelivery Sciences International, Inc.*	11	116
Synergy Pharmaceuticals, Inc.*	25	116
Five Prime Therapeutics, Inc.*	5	114
Coca-Cola Bottling Company Consolidated	1	113
Chefs’ Warehouse, Inc.*	5	112
LendingTree, Inc.*	2	112
Forrester Research, Inc.	3	110
Elizabeth Arden, Inc.*	7	109
Progenics Pharmaceuticals, Inc.*	18	108
XenoPort, Inc.*	15	107
Tejon Ranch Co.*	4	106
Albany Molecular Research, Inc.*	6	106
Landauer, Inc.	3	105
Cerus Corp.*	25	104
Theravance Biopharma, Inc.*	6	104
CorVel Corp.*	3	103
Spectrum Pharmaceuticals, Inc.*	17	103
Surgical Care Affiliates, Inc.*	3	103
CBIZ, Inc.*	11	103
ARC Document Solutions, Inc.*	11	102
Arrowhead Research Corp.*	15	101
Sage Therapeutics, Inc.*	2	100
LHC Group, Inc.*	3	99
Ennis, Inc.	7	99
OraSure Technologies, Inc.*	15	98
Supernus Pharmaceuticals, Inc.*	8	97
Pernix Therapeutics Holdings, Inc.*	9	96
Great Lakes Dredge & Dock Corp.*	16	96
Nevro Corp.*	2	96
Carriage Services, Inc. — Class A	4	95
Cross Country Healthcare, Inc.*	8	95
Aerie Pharmaceuticals, Inc.*	3	94
Pacific Biosciences of California, Inc.*	16	93
CRA International, Inc.*	3	93
Enanta Pharmaceuticals, Inc.*	3	92
Career Education Corp.*	18	91
Medifast, Inc.*	3	90
Almost Family, Inc.*	2	89
Northwest Biotherapeutics, Inc.*	12	88
Osiris Therapeutics, Inc.*	5	88
SP Plus Corp.*	4	87
XOMA Corp.*	24	87
Heron Therapeutics, Inc.*	6	87
Agenus, Inc.*	17	87
Alder Biopharmaceuticals, Inc.*	3	87
John B Sanfilippo & Son, Inc.	2	86

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

Barrett Business Services, Inc.	2	$86
Idera Pharmaceuticals, Inc.*	23	85
Immunomedics, Inc.*	22	84
ZS Pharma, Inc.*	2	84
Antares Pharma, Inc.*	31	84
Ocular Therapeutix, Inc.*	2	84
Vanda Pharmaceuticals, Inc.*	9	84
Atara Biotherapeutics, Inc.*	2	83
Ampio Pharmaceuticals, Inc.*	11	83
Radius Health, Inc.*	2	82
Omega Protein Corp.*	6	82
Rigel Pharmaceuticals, Inc.*	23	82
Avalanche Biotechnologies, Inc.*	2	81
BioScrip, Inc.*	18	80
Zafgen, Inc.*	2	79
Corcept Therapeutics, Inc.*	14	78
SurModics, Inc.*	3	78
Sucampo Pharmaceuticals, Inc. — Class A*	5	78
OncoMed Pharmaceuticals, Inc.*	3	77
Exactech, Inc.*	3	77
Xencor, Inc.*	5	77
RadNet, Inc.*	9	76
Epizyme, Inc.*	4	75
HealthEquity, Inc.*	3	75
STAAR Surgical Co.*	10	74
RTI Surgical, Inc.*	15	74
National Beverage Corp.*	3	73
CryoLife, Inc.	7	73
CTI BioPharma Corp.*	40	72
Verastem, Inc.*	7	71
Otonomy, Inc.*	2	71
James River Group Holdings Ltd.	3	71
Smart & Final Stores, Inc.*	4	70
BioTime, Inc.*	14	70
MoneyGram International, Inc.*	8	69
Regulus Therapeutics, Inc.*	4	68
Peregrine Pharmaceuticals, Inc.*	50	68
Incorporated Research Holdings, Inc. — Class A*	2	65
Limoneira Co.	3	65
IGI Laboratories, Inc.*	8	65
Threshold Pharmaceuticals, Inc.*	16	65
Navidea Biopharmaceuticals, Inc.*	40	64
Civeo Corp.	25	64
Lexicon Pharmaceuticals, Inc.*	67	63
Village Super Market, Inc. — Class A	2	63
Civitas Solutions, Inc.*	3	63
FibroGen, Inc.*	2	63
Endocyte, Inc.*	10	63
Hackett Group, Inc.	7	63
BioTelemetry, Inc.*	7	62
Coherus Biosciences, Inc.*	2	61
AAC Holdings, Inc.*	2	61
Cytokinetics, Inc.*	9	61
CSS Industries, Inc.	2	60
Organovo Holdings, Inc.*	17	60
Utah Medical Products, Inc.	1	60
Seneca Foods Corp. — Class A*	2	60
VIVUS, Inc.*	24	59
Mirati Therapeutics, Inc.*	2	59
Stemline Therapeutics, Inc.*	4	58
Franklin Covey Co.*	3	58
Universal Technical Institute, Inc.	6	58
Paylocity Holding Corp.*	2	57
Pendrell Corp.*	44	57
Oxford Immunotec Global plc*	4	56
CDI Corp.	4	56
ServiceSource International, Inc.*	18	56
Galena Biopharma, Inc.*	40	56
Natural Grocers by Vitamin Cottage, Inc.*	2	55
POZEN, Inc.*	7	54
ChemoCentryx, Inc.*	7	53
Intersect ENT, Inc.*	2	52
Repros Therapeutics, Inc.*	6	52
Alico, Inc.	1	51
Derma Sciences, Inc.*	6	51
CytRx Corp.*	15	51
Adeptus Health, Inc. — Class A*	1	50
Farmer Bros Co.*	2	50
Cellular Dynamics International, Inc.*	3	49
SFX Entertainment, Inc.*	12	49
Weight Watchers International, Inc.*	7	49
Five Star Quality Care, Inc.*	11	49
Senomyx, Inc.*	11	49
Bellicum Pharmaceuticals, Inc.*	2	46
Addus HomeCare Corp.*	2	46
Electro Rent Corp.	4	45
Zogenix, Inc.*	33	45
Collectors Universe, Inc.	2	45
Flexion Therapeutics, Inc.*	2	45
Inventure Foods, Inc.*	4	45
K2M Group Holdings, Inc.*	2	44
National Research Corp. — Class A	3	43
Genesis Healthcare, Inc.*	6	43
Immune Design Corp.*	2	42
Revance Therapeutics, Inc.*	2	41
Craft Brew Alliance, Inc.*	3	41
Oncothyreon, Inc.*	25	41
ITT Educational Services, Inc.*	6	41
Nutraceutical International Corp.*	2	39
Nature’s Sunshine Products, Inc.	3	39
BioSpecifics Technologies Corp.*	1	39
Bridgepoint Education, Inc.*	4	39
Sientra, Inc.*	2	38
Tandem Diabetes Care, Inc.*	3	38
Sunesis Pharmaceuticals, Inc.*	15	37
Versartis, Inc.*	2	37
Information Services Group, Inc.	9	36

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

Alimera Sciences, Inc.*	7	$35
Bio-Path Holdings, Inc.*	19	34
Neuralstem, Inc.*	18	34
Fairway Group Holdings Corp.*	5	34
Invitae Corp.*	2	34
Synta Pharmaceuticals Corp.*	17	33
Calithera Biosciences, Inc.*	2	33
Cenveo, Inc.*	15	32
Synutra International, Inc.*	5	32
Inogen, Inc.*	1	32
Neff Corp. — Class A*	3	32
T2 Biosystems, Inc.*	2	31
Dermira, Inc.*	2	31
NanoString Technologies, Inc.*	3	31
Amphastar Pharmaceuticals, Inc.*	2	30
Enzo Biochem, Inc.*	10	30
Hill International, Inc.*	8	29
Cytori Therapeutics, Inc.*	24	28
PRGX Global, Inc.*	7	28
Liberator Medical Holdings, Inc.	8	28
Liberty Tax, Inc.	1	28
Performant Financial Corp.*	8	27
AcelRx Pharmaceuticals, Inc.*	7	27
Patriot National, Inc.*	2	25
Alliance One International, Inc.*	23	25
Vital Therapies, Inc.*	1	25
NanoViricides, Inc.*	11	25
Dicerna Pharmaceuticals, Inc.*	1	24
TransEnterix, Inc.*	8	23
Vitae Pharmaceuticals, Inc.*	2	23
Tokai Pharmaceuticals, Inc.*	2	23
Akebia Therapeutics, Inc.*	2	22
Alliance HealthCare Services, Inc.*	1	22
Entellus Medical, Inc.*	1	22
Kindred Biosciences, Inc.*	3	21
Lifeway Foods, Inc.*	1	21
TriVascular Technologies, Inc.*	2	21
Applied Genetic Technologies Corp.*	1	20
Achaogen, Inc.*	2	20
Pain Therapeutics, Inc.*	10	19
NeoStem, Inc.*	7	18
Adamas Pharmaceuticals, Inc.*	1	17
Actinium Pharmaceuticals, Inc.*	7	17
Female Health Co.	6	17
Galectin Therapeutics, Inc.*	5	17
Marrone Bio Innovations, Inc.*	4	15
Ohr Pharmaceutical, Inc.*	6	15
Care.com, Inc.*	2	15
Symmetry Surgical, Inc.*	2	15
Veracyte, Inc.*	2	15
Ardelyx, Inc.*	1	13
Egalet Corp.*	1	13
Second Sight Medical Products, Inc.*	1	13
Loxo Oncology, Inc.*	1	12
Genocea Biosciences, Inc.*	1	12
22nd Century Group, Inc.*	12	10
Cara Therapeutics, Inc.*	1	10
Eleven Biotherapeutics, Inc.*	1	9
PhotoMedex, Inc.*	3	6
Regado Biosciences, Inc.*	4	5
Roka Bioscience, Inc.*	1	3
Total Consumer, Non-cyclical		106,561

CONSUMER, CYCLICAL - 0.1%
Office Depot, Inc.*	142	1,306
Brunswick Corp.	25	1,286
JetBlue Airways Corp.*	66	1,270
Jack in the Box, Inc.	11	1,055
Vail Resorts, Inc.	10	1,034
Dana Holding Corp.	45	951
Tenneco, Inc.*	16	919
Buffalo Wild Wings, Inc.*	5	906
Wolverine World Wide, Inc.	27	903
Casey’s General Stores, Inc.	10	901
American Eagle Outfitters, Inc.	52	888
Watsco, Inc.	7	879
Pool Corp.	12	837
Restoration Hardware Holdings, Inc.*	8	793
Life Time Fitness, Inc.*	11	781
Allegiant Travel Co. — Class A	4	769
Cracker Barrel Old Country Store, Inc.	5	761
Skechers U.S.A., Inc. — Class A*	10	719
Texas Roadhouse, Inc. — Class A	19	692
Men’s Wearhouse, Inc.	13	679
HNI Corp.	12	662
Cooper Tire & Rubber Co.	15	643
Cheesecake Factory, Inc.	13	641
HSN, Inc.	9	614
TRI Pointe Homes, Inc.*	39	602
Lithia Motors, Inc. — Class A	6	595
Ryland Group, Inc.	12	585
Asbury Automotive Group, Inc.*	7	582
Pinnacle Entertainment, Inc.*	16	578
Steven Madden Ltd.*	15	570
Marriott Vacations Worldwide Corp.	7	568
G-III Apparel Group Ltd.*	5	563
Group 1 Automotive, Inc.	6	518
Mobile Mini, Inc.	12	511
Five Below, Inc.*	14	498
Papa John’s International, Inc.	8	494
ANN, Inc.*	12	492
Bloomin’ Brands, Inc.	20	487
Meritage Homes Corp.*	10	486
Select Comfort Corp.*	14	483
Burlington Stores, Inc.*	8	475
UniFirst Corp.	4	471
American Axle & Manufacturing Holdings, Inc.*	18	465

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

Churchill Downs, Inc.	4	$461
Gentherm, Inc.*	9	455
Herman Miller, Inc.	16	444
Sonic Corp.	14	444
Iconix Brand Group, Inc.*	13	438
DineEquity, Inc.	4	428
Genesco, Inc.*	6	427
Fiesta Restaurant Group, Inc.*	7	427
Columbia Sportswear Co.	7	426
PriceSmart, Inc.	5	425
Steelcase, Inc. — Class A	22	417
United Stationers, Inc.	10	410
Beacon Roofing Supply, Inc.*	13	407
Brown Shoe Company, Inc.	12	394
La-Z-Boy, Inc.	14	395
Core-Mark Holding Company, Inc.	6	386
Children’s Place, Inc.	6	385
Interface, Inc. — Class A	18	374
First Cash Financial Services, Inc.*	8	372
Express, Inc.*	22	364
G&K Services, Inc. — Class A	5	363
Popeyes Louisiana Kitchen, Inc.*	6	359
Buckle, Inc.	7	358
Pier 1 Imports, Inc.	25	350
Dorman Products, Inc.*	7	348
Red Robin Gourmet Burgers, Inc.*	4	348
KB Home	22	344
Hibbett Sports, Inc.*	7	343
Standard Pacific Corp.*	38	342
Krispy Kreme Doughnuts, Inc.*	17	340
Outerwall, Inc.	5	331
Vitamin Shoppe, Inc.*	8	330
Penn National Gaming, Inc.*	21	329
Meritor, Inc.*	26	328
ScanSource, Inc.*	8	325
Bob Evans Farms, Inc.	7	324
Belmond Ltd. — Class A*	26	319
Finish Line, Inc. — Class A	13	319
Knoll, Inc.	13	305
BJ’s Restaurants, Inc.*	6	303
Oxford Industries, Inc.	4	302
Diamond Resorts International, Inc.*	9	301
Boyd Gaming Corp.*	21	298
Guess?, Inc.	16	297
Interval Leisure Group, Inc.	11	288
MDC Holdings, Inc.	10	285
La Quinta Holdings, Inc.*	12	284
Mattress Firm Holding Corp.*	4	279
Cato Corp. — Class A	7	277
Sonic Automotive, Inc. — Class A	11	274
TiVo, Inc.*	25	265
Hawaiian Holdings, Inc.*	12	264
Denny’s Corp.*	23	262
Barnes & Noble, Inc.*	11	261
iRobot Corp.*	8	261
Wabash National Corp.*	18	253
Crocs, Inc.*	21	248
Rush Enterprises, Inc. — Class A*	9	246
National CineMedia, Inc.	16	242
Zumiez, Inc.*	6	242
Libbey, Inc.	6	239
Cooper-Standard Holding, Inc.*	4	237
International Speedway Corp. — Class A	7	228
Universal Electronics, Inc.*	4	225
Lumber Liquidators Holdings, Inc.*	7	215
Wesco Aircraft Holdings, Inc.*	14	214
AMC Entertainment Holdings, Inc. — Class A	6	213
Conn’s, Inc.*	7	212
Standard Motor Products, Inc.	5	211
SkyWest, Inc.	14	205
Carmike Cinemas, Inc.*	6	202
Callaway Golf Co.	21	200
H&E Equipment Services, Inc.	8	200
Regis Corp.*	12	196
Francesca’s Holdings Corp.*	11	196
Ethan Allen Interiors, Inc.	7	193
Tuesday Morning Corp.*	12	193
Steiner Leisure Ltd.*	4	190
MarineMax, Inc.*	7	186
Stage Stores, Inc.	8	183
Republic Airways Holdings, Inc.*	13	179
Remy International, Inc.	8	178
Modine Manufacturing Co.*	13	175
Fred’s, Inc. — Class A	10	171
DTS, Inc.*	5	170
Rentrak Corp.*	3	167
American Woodmark Corp.*	3	164
Cash America International, Inc.	7	163
Ruth’s Hospitality Group, Inc.	10	159
Cavco Industries, Inc.*	2	150
Winnebago Industries, Inc.	7	149
Caesars Entertainment Corp.*	14	147
Unifi, Inc.*	4	144
M/I Homes, Inc.*	6	143
Movado Group, Inc.	5	143
Motorcar Parts of America, Inc.*	5	139
Douglas Dynamics, Inc.	6	137
Scientific Games Corp. — Class A*	13	136
Pep Boys-Manny Moe & Jack*	14	135
Travelport Worldwide Ltd.	8	133
Tower International, Inc.*	5	133
William Lyon Homes — Class A*	5	129
EZCORP, Inc. — Class A*	14	128
Haverty Furniture Companies, Inc.	5	124
Beazer Homes USA, Inc.*	7	124
Nautilus, Inc.*	8	122
Virgin America, Inc.*	4	122
Del Frisco’s Restaurant Group, Inc.*	6	121

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

Shoe Carnival, Inc.	4	$118
ClubCorp Holdings, Inc.	6	116
Superior Industries International, Inc.	6	114
Titan International, Inc.	12	112
Hovnanian Enterprises, Inc. — Class A*	31	110
Arctic Cat, Inc.	3	109
America’s Car-Mart, Inc.*	2	109
Daktronics, Inc.	10	108
Citi Trends, Inc.*	4	108
Federal-Mogul Holdings Corp.*	8	106
Marcus Corp.	5	106
Eros International plc*	6	105
Shake Shack, Inc. — Class A*	2	100
Vera Bradley, Inc.*	6	97
Ruby Tuesday, Inc.*	16	96
Container Store Group, Inc.*	5	95
Kirkland’s, Inc.*	4	95
Kimball International, Inc. — Class B	9	94
Chuy’s Holdings, Inc.*	4	90
Winmark Corp.	1	88
Stein Mart, Inc.	7	87
Tile Shop Holdings, Inc.*	7	85
Isle of Capri Casinos, Inc.*	6	84
PetMed Express, Inc.	5	83
PC Connection, Inc.	3	78
Carrols Restaurant Group, Inc.*	9	75
Strattec Security Corp.	1	74
Jamba, Inc.*	5	74
Miller Industries, Inc.	3	74
Aeropostale, Inc.*	21	73
WCI Communities, Inc.*	3	72
Perry Ellis International, Inc.*	3	69
Speedway Motorsports, Inc.	3	68
Reading International, Inc. — Class A*	5	67
Titan Machinery, Inc.*	5	67
LGI Homes, Inc.*	4	67
Quiksilver, Inc.*	36	67
Zoe’s Kitchen, Inc.*	2	67
Big 5 Sporting Goods Corp.	5	66
Habit Restaurants, Inc. — Class A*	2	64
Morgans Hotel Group Co.*	8	62
Dave & Buster’s Entertainment, Inc.*	2	61
Destination Maternity Corp.	4	60
Weyco Group, Inc.	2	60
Build-A-Bear Workshop, Inc. — Class A*	3	59
Bravo Brio Restaurant Group, Inc.*	4	59
Freshpet, Inc.*	3	58
Monarch Casino & Resort, Inc.*	3	57
Black Diamond, Inc.*	6	57
Skullcandy, Inc.*	5	57
Vince Holding Corp.*	3	56
Christopher & Banks Corp.*	10	56
Potbelly Corp.*	4	55
Nathan’s Famous, Inc.	1	54
Metaldyne Performance Group, Inc.	3	54
Culp, Inc.	2	54
NACCO Industries, Inc. — Class A	1	53
Noodles & Co.*	3	52
Escalade, Inc.	3	52
El Pollo Loco Holdings, Inc.*	2	51
Norcraft Companies, Inc.*	2	51
Roundy’s, Inc.*	10	49
Houston Wire & Cable Co.	5	49
AV Homes, Inc.*	3	48
Boot Barn Holdings, Inc.*	2	48
Tilly’s, Inc. — Class A*	3	47
Malibu Boats, Inc. — Class A*	2	47
Accuride Corp.*	10	47
West Marine, Inc.*	5	46
Fox Factory Holding Corp.*	3	46
Lifetime Brands, Inc.	3	46
VOXX International Corp. — Class A*	5	46
Commercial Vehicle Group, Inc.*	7	45
Destination XL Group, Inc.*	9	44
Fuel Systems Solutions, Inc.*	4	44
Spartan Motors, Inc.	9	44
Installed Building Products, Inc.*	2	44
Sequential Brands Group, Inc.*	4	43
LeapFrog Enterprises, Inc. — Class A*	17	37
Systemax, Inc.*	3	37
Papa Murphy’s Holdings, Inc.*	2	36
Dixie Group, Inc.*	4	36
Pacific Sunwear of California, Inc.*	13	36
Intrawest Resorts Holdings, Inc.*	4	35
JAKKS Pacific, Inc.*	5	34
Johnson Outdoors, Inc. — Class A	1	33
New Home Company, Inc.*	2	32
Flexsteel Industries, Inc.	1	31
Gaiam, Inc. — Class A*	4	29
bebe stores, Inc.	8	29
Famous Dave’s of America, Inc.*	1	29
Bon-Ton Stores, Inc.	4	28
Marine Products Corp.	3	26
Sportsman’s Warehouse Holdings, Inc.*	3	24
Sears Hometown and Outlet Stores, Inc.*	3	23
New York & Company, Inc.*	8	20
Flex Pharma, Inc.*	1	20
Century Communities, Inc.*	1	19
Empire Resorts, Inc.*	4	18
hhgregg, Inc.*	3	18
UCP, Inc. — Class A*	2	17
Ignite Restaurant Group, Inc.*	2	10
Speed Commerce, Inc.*	13	8
Total Consumer, Cyclical		65,714

INDUSTRIAL - 0.1%
Graphic Packaging Holding Co.	87	1,265
Cognex Corp.*	23	1,140

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

Belden, Inc.	12	$1,122
HEICO Corp.	18	1,098
Curtiss-Wright Corp.	13	960
Teledyne Technologies, Inc.*	9	960
Woodward, Inc.	18	918
Esterline Technologies Corp.*	8	914
Generac Holdings, Inc.*	18	876
Berry Plastics Group, Inc.*	24	868
CLARCOR, Inc.	13	858
FEI Co.	11	840
Moog, Inc. — Class A*	11	826
EMCOR Group, Inc.	17	789
EnerSys	12	771
KapStone Paper and Packaging Corp.	22	722
Polypore International, Inc.*	12	707
XPO Logistics, Inc.*	14	638
Louisiana-Pacific Corp.*	37	610
Swift Transportation Co. — Class A*	23	599
Littelfuse, Inc.	6	597
Barnes Group, Inc.	14	567
Mueller Industries, Inc.	15	542
Masonite International Corp.*	8	537
Rexnord Corp.*	20	534
Sanmina Corp.*	22	533
Hillenbrand, Inc.	17	525
Knight Transportation, Inc.	16	517
Universal Display Corp.*	11	514
Applied Industrial Technologies, Inc.	11	499
Franklin Electric Company, Inc.	13	496
Trex Company, Inc.*	9	490
Methode Electronics, Inc.	10	470
Matson, Inc.	11	464
RBC Bearings, Inc.	6	459
Coherent, Inc.*	7	455
Watts Water Technologies, Inc. — Class A	8	440
Dycom Industries, Inc.*	9	439
Forward Air Corp.	8	434
Proto Labs, Inc.*	6	420
Mueller Water Products, Inc. — Class A	42	414
Simpson Manufacturing Company, Inc.	11	411
Rogers Corp.*	5	411
Greenbrier Companies, Inc.	7	407
Scorpio Tankers, Inc.	43	404
MSA Safety, Inc.	8	399
EnPro Industries, Inc.	6	396
Hub Group, Inc. — Class A*	10	393
Tetra Tech, Inc.	16	384
Actuant Corp. — Class A	16	380
Werner Enterprises, Inc.	12	377
Boise Cascade Co.*	10	375
OSI Systems, Inc.*	5	371
GenCorp, Inc.*	16	371
TriMas Corp.*	12	369
Drew Industries, Inc.	6	369
Astronics Corp.*	5	369
Brady Corp. — Class A	13	368
Plexus Corp.*	9	367
TAL International Group, Inc.	9	367
Itron, Inc.*	10	365
Harsco Corp.	21	362
Granite Construction, Inc.	10	351
Headwaters, Inc.*	19	348
Apogee Enterprises, Inc.	8	346
AAR Corp.	11	338
TASER International, Inc.*	14	338
Benchmark Electronics, Inc.*	14	336
Heartland Express, Inc.	14	333
MasTec, Inc.*	17	328
Tennant Co.	5	327
AZZ, Inc.	7	326
FARO Technologies, Inc.*	5	311
Saia, Inc.*	7	310
Atlas Air Worldwide Holdings, Inc.*	7	301
US Ecology, Inc.	6	300
Kaman Corp.	7	297
UTI Worldwide, Inc.*	24	295
Fluidigm Corp.*	7	295
RTI International Metals, Inc.*	8	287
Nordic American Tankers Ltd.	24	285
John Bean Technologies Corp.	8	286
Advanced Energy Industries, Inc.*	11	282
Chart Industries, Inc.*	8	281
Albany International Corp. — Class A	7	278
Universal Forest Products, Inc.	5	277
CIRCOR International, Inc.	5	274
ESCO Technologies, Inc.	7	273
AAON, Inc.	11	270
Federal Signal Corp.	17	268
Exponent, Inc.	3	267
ArcBest Corp.	7	265
Cubic Corp.	5	259
II-VI, Inc.*	14	258
Sun Hydraulics Corp.	6	248
Sturm Ruger & Company, Inc.	5	248
Briggs & Stratton Corp.	12	246
Standex International Corp.	3	246
Badger Meter, Inc.	4	240
Ship Finance International Ltd.	16	237
Tutor Perini Corp.*	10	234
Lindsay Corp.	3	229
General Cable Corp.	13	224
Hyster-Yale Materials Handling, Inc.	3	220
Astec Industries, Inc.	5	214
GasLog Ltd.	11	214
Comfort Systems USA, Inc.	10	210
Newport Corp.*	11	210
LSB Industries, Inc.*	5	207
Raven Industries, Inc.	10	205

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

Altra Industrial Motion Corp.	7	$193
Griffon Corp.	11	192
Smith & Wesson Holding Corp.*	15	191
Encore Wire Corp.	5	189
Hornbeck Offshore Services, Inc.*	10	189
MYR Group, Inc.*	6	188
Aegion Corp. — Class A*	10	181
Textainer Group Holdings Ltd.	6	180
Quanex Building Products Corp.	9	178
Roadrunner Transportation Systems, Inc.*	7	177
Nortek, Inc.*	2	177
DHT Holdings, Inc.	25	175
Fabrinet*	9	171
Rofin-Sinar Technologies, Inc.*	7	170
Blount International, Inc.*	13	167
Echo Global Logistics, Inc.*	6	164
Celadon Group, Inc.	6	163
CTS Corp.	9	162
Lydall, Inc.*	5	159
Kadant, Inc.	3	158
Gorman-Rupp Co.	5	150
American Railcar Industries, Inc.	3	149
GP Strategies Corp.*	4	148
PGT, Inc.*	13	145
YRC Worldwide, Inc.*	8	144
LB Foster Co. — Class A	3	142
Tredegar Corp.	7	141
Marten Transport Ltd.	6	139
US Concrete, Inc.*	4	136
Columbus McKinnon Corp.	5	135
Haynes International, Inc.	3	134
Aerovironment, Inc.*	5	133
DXP Enterprises, Inc.*	3	132
Gibraltar Industries, Inc.*	8	131
Park Electrochemical Corp.	6	129
Air Transport Services Group, Inc.*	14	129
Alamo Group, Inc.	2	126
TTM Technologies, Inc.*	14	126
NN, Inc.	5	125
Patrick Industries, Inc.*	2	125
Myers Industries, Inc.	7	123
NCI Building Systems, Inc.*	7	121
GrafTech International Ltd.*	31	121
Teekay Tankers Ltd. — Class A	21	121
Advanced Drainage Systems, Inc.	4	120
Checkpoint Systems, Inc.	11	119
Argan, Inc.	3	109
Insteel Industries, Inc.	5	108
GSI Group, Inc.*	8	107
Park-Ohio Holdings Corp.	2	105
Era Group, Inc.*	5	104
Kimball Electronics, Inc.*	7	99
CAI International, Inc.*	4	98
American Science & Engineering, Inc.	2	98
FreightCar America, Inc.	3	94
Global Brass & Copper Holdings, Inc.	6	93
Knightsbridge Shipping Ltd.	18	90
Navios Maritime Holdings, Inc.	21	88
Chase Corp.	2	87
Scorpio Bulkers, Inc.*	36	85
VSE Corp.	1	82
Builders FirstSource, Inc.*	12	80
Stoneridge, Inc.*	7	79
PowerSecure International, Inc.*	6	79
Furmanite Corp.*	10	79
Ply Gem Holdings, Inc.*	6	78
Navios Maritime Acquisition Corp.	22	78
Ducommun, Inc.*	3	78
Mistras Group, Inc.*	4	77
Sparton Corp.*	3	74
Quality Distribution, Inc.*	7	72
Stock Building Supply Holdings, Inc.*	4	72
Mesa Laboratories, Inc.	1	72
Graham Corp.	3	72
NVE Corp.	1	69
Northwest Pipe Co.*	3	69
Continental Building Products, Inc.*	3	68
Powell Industries, Inc.	2	68
Kratos Defense & Security Solutions, Inc.*	12	66
Global Power Equipment Group, Inc.	5	66
Hurco Companies, Inc.	2	66
Power Solutions International, Inc.*	1	64
CECO Environmental Corp.	6	64
National Presto Industries, Inc.	1	63
Orion Marine Group, Inc.*	7	62
Vicor Corp.*	4	61
Trinseo S.A.*	3	59
PAM Transportation Services, Inc.*	1	57
Bel Fuse, Inc. — Class B	3	57
Capstone Turbine Corp.*	87	57
Applied Optoelectronics, Inc.*	4	56
USA Truck, Inc.*	2	55
AEP Industries, Inc.*	1	55
Casella Waste Systems, Inc. — Class A*	10	55
Dynamic Materials Corp.	4	51
Universal Truckload Services, Inc.	2	50
Ardmore Shipping Corp.	5	50
KEMET Corp.*	12	50
LSI Industries, Inc.	6	49
Xerium Technologies, Inc.*	3	49
Vishay Precision Group, Inc.*	3	48
Nordic American Offshore Ltd.	5	46
UFP Technologies, Inc.*	2	46
Frontline Ltd.*	19	43
Handy & Harman Ltd.*	1	41
Manitex International, Inc.*	4	39
Electro Scientific Industries, Inc.	6	37
Intevac, Inc.*	6	37

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

LMI Aerospace, Inc.*	3	$37
Multi-Fineline Electronix, Inc.*	2	37
Control4 Corp.*	3	36
Safe Bulkers, Inc.	10	36
Twin Disc, Inc.	2	35
Heritage-Crystal Clean, Inc.*	3	35
Ampco-Pittsburgh Corp.	2	35
CUI Global, Inc.*	5	29
Imprivata, Inc.*	2	28
Olympic Steel, Inc.	2	27
Dorian LPG Ltd.*	2	26
Energy Recovery, Inc.*	10	26
Omega Flex, Inc.	1	25
Layne Christensen Co.*	5	25
Patriot Transportation Holding, Inc.*	1	25
International Shipholding Corp.	2	24
General Finance Corp.*	3	24
Sterling Construction Company, Inc.*	5	23
SIFCO Industries, Inc.	1	22
Baltic Trading Ltd.	13	19
AM Castle & Co.*	5	18
Viasystems Group, Inc.*	1	17
NL Industries, Inc.*	2	16
CHC Group Ltd.*	9	12
Revolution Lighting Technologies, Inc.*	10	11
Ultrapetrol Bahamas Ltd.*	6	9
Erickson, Inc.*	2	9
Aspen Aerogels, Inc.*	1	7
ARC Group Worldwide, Inc.*	1	5
Quest Resource Holding Corp.*	4	5
Turtle Beach Corp.*	2	4
TCP International Holdings Ltd.*	2	4
Total Industrial		61,033

TECHNOLOGY - 0.1%
Ultimate Software Group, Inc.*	8	1,360
MAXIMUS, Inc.	18	1,201
Cypress Semiconductor Corp.	81	1,142
SS&C Technologies Holdings, Inc.	18	1,121
Tyler Technologies, Inc.*	9	1,085
Manhattan Associates, Inc.*	20	1,012
Cavium, Inc.*	14	990
Verint Systems, Inc.*	16	991
Guidewire Software, Inc.*	18	947
Aspen Technology, Inc.*	24	924
Microsemi Corp.*	25	884
Synaptics, Inc.*	10	813
Fair Isaac Corp.	9	798
Qlik Technologies, Inc.*	24	747
Integrated Device Technology, Inc.*	35	700
Medidata Solutions, Inc.*	14	686
ACI Worldwide, Inc.*	30	650
Mentor Graphics Corp.	26	625
SYNNEX Corp.	8	618
Advent Software, Inc.	14	618
Convergys Corp.	27	617
Silicon Laboratories, Inc.*	12	609
Ambarella, Inc.*	8	606
Proofpoint, Inc.*	10	592
Blackbaud, Inc.	12	569
CommVault Systems, Inc.*	13	568
Science Applications International Corp.	11	564
Tessera Technologies, Inc.	14	565
Fairchild Semiconductor International, Inc. — Class A*	31	564
Take-Two Interactive Software, Inc.*	22	560
EPAM Systems, Inc.*	9	552
CACI International, Inc. — Class A*	6	540
Dealertrack Technologies, Inc.*	14	538
Cirrus Logic, Inc.*	16	532
Monolithic Power Systems, Inc.	10	527
Entegris, Inc.*	37	507
Envestnet, Inc.*	9	505
Electronics for Imaging, Inc.*	12	501
Demandware, Inc.*	8	487
Intersil Corp. — Class A	34	487
Semtech Corp.*	18	480
MKS Instruments, Inc.	14	473
FleetMatics Group plc*	10	449
NetScout Systems, Inc.*	10	439
Synchronoss Technologies, Inc.*	9	427
PMC-Sierra, Inc.*	46	427
IGATE Corp.*	10	427
Power Integrations, Inc.	8	417
Syntel, Inc.*	8	414
Cornerstone OnDemand, Inc.*	14	404
OmniVision Technologies, Inc.*	15	396
Progress Software Corp.*	14	380
Rambus, Inc.*	30	377
Acxiom Corp.*	20	370
Infoblox, Inc.*	15	358
Omnicell, Inc.*	10	351
QLogic Corp.*	23	339
MicroStrategy, Inc. — Class A*	2	338
Veeco Instruments, Inc.*	11	336
ExlService Holdings, Inc.*	9	335
Monotype Imaging Holdings, Inc.	10	326
Unisys Corp.*	14	325
Insight Enterprises, Inc.*	11	314
Cray, Inc.*	11	309
Constant Contact, Inc.*	8	306
MTS Systems Corp.	4	303
MedAssets, Inc.*	16	301
Cabot Microelectronics Corp.*	6	300
Imperva, Inc.*	7	299
Super Micro Computer, Inc.*	9	299
Virtusa Corp.*	7	290

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

InvenSense, Inc. — Class A*	19	$289
Diodes, Inc.*	10	286
RealPage, Inc.*	14	282
Bottomline Technologies de, Inc.*	10	274
CSG Systems International, Inc.	9	274
SPS Commerce, Inc.*	4	268
BroadSoft, Inc.*	8	268
Sykes Enterprises, Inc.*	10	249
Qualys, Inc.*	5	232
Kofax Ltd.*	20	219
Ebix, Inc.	7	213
Brooks Automation, Inc.	18	209
Quality Systems, Inc.	13	208
ManTech International Corp. — Class A	6	204
Amkor Technology, Inc.*	23	203
Lattice Semiconductor Corp.*	31	197
Pegasystems, Inc.	9	196
AVG Technologies N.V.*	9	195
Micrel, Inc.	12	181
Callidus Software, Inc.*	14	178
inContact, Inc.*	16	174
Actua Corp.*	11	170
Interactive Intelligence Group, Inc.*	4	165
Computer Programs & Systems, Inc.	3	163
Photronics, Inc.*	18	153
Emulex Corp.*	19	151
Engility Holdings, Inc.	5	150
M/A-COM Technology Solutions Holdings, Inc.*	4	149
PROS Holdings, Inc.*	6	148
Epiq Systems, Inc.	8	143
PDF Solutions, Inc.*	8	143
LivePerson, Inc.*	14	143
Integrated Silicon Solution, Inc.	8	143
Inphi Corp.*	8	143
RealD, Inc.*	11	141
Cvent, Inc.*	5	140
Mercury Systems, Inc.*	9	140
Tangoe, Inc.*	10	138
FormFactor, Inc.*	15	133
CEVA, Inc.*	6	128
TeleTech Holdings, Inc.	5	127
Xcerra Corp.*	14	124
Ultratech, Inc.*	7	121
Glu Mobile, Inc.*	24	120
SciQuest, Inc.*	7	119
Rally Software Development Corp.*	7	110
Applied Micro Circuits Corp.*	21	107
Luxoft Holding, Inc.*	2	103
Nanometrics, Inc.*	6	101
Exar Corp.*	10	101
Rudolph Technologies, Inc.*	9	99
Eastman Kodak Co.*	5	95
Pericom Semiconductor Corp.	6	93
Quantum Corp.*	58	93
Ciber, Inc.*	21	87
Merge Healthcare, Inc.*	19	85
Dot Hill Systems Corp.*	16	85
Silver Spring Networks, Inc.*	9	80
HubSpot, Inc.*	2	80
Vitesse Semiconductor Corp.*	15	80
Violin Memory, Inc.*	21	79
Silicon Graphics International Corp.*	9	78
Barracuda Networks, Inc.*	2	77
2U, Inc.*	3	77
Cohu, Inc.	7	77
KEYW Holding Corp.*	9	74
IXYS Corp.	6	74
Immersion Corp.*	8	73
DSP Group, Inc.*	6	72
American Software, Inc. — Class A	7	72
Carbonite, Inc.*	5	72
Axcelis Technologies, Inc.*	30	71
Entropic Communications, Inc.*	24	71
Seachange International, Inc.*	9	71
New Relic, Inc.*	2	69
Brightcove, Inc.*	9	66
Maxwell Technologies, Inc.*	8	64
Paycom Software, Inc.*	2	64
Kopin Corp.*	18	63
InnerWorkings, Inc.*	9	60
Datalink Corp.*	5	60
Digi International, Inc.*	6	60
Model N, Inc.*	5	60
Vocera Communications, Inc.*	6	60
Sapiens International Corporation N.V.*	7	57
Ultra Clean Holdings, Inc.*	8	57
MaxLinear, Inc. — Class A*	7	57
Jive Software, Inc.*	11	56
Alpha & Omega Semiconductor Ltd.*	6	53
Mavenir Systems, Inc.*	3	53
QAD, Inc. — Class A	2	48
Hortonworks, Inc.*	2	48
Rosetta Stone, Inc.*	6	46
Nimble Storage, Inc.*	2	45
Digimarc Corp.	2	44
Globant S.A.*	2	42
Park City Group, Inc.*	3	41
ExOne Co.*	3	41
Cascade Microtech, Inc.*	3	41
Agilysys, Inc.*	4	39
Benefitfocus, Inc.*	1	37
Computer Task Group, Inc.	4	29
QuickLogic Corp.*	15	29
Workiva, Inc.*	2	29
MobileIron, Inc.*	3	28
Rubicon Technology, Inc.*	7	28
Guidance Software, Inc.*	5	27
Everyday Health, Inc.*	2	26

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

Varonis Systems, Inc.*	1	$26
Castlight Health, Inc. — Class B*	3	23
OPOWER, Inc.*	2	20
Amber Road, Inc.*	2	19
Audience, Inc.*	4	18
Five9, Inc.*	3	17
A10 Networks, Inc.*	3	13
Total Technology		52,605

COMMUNICATIONS - 0.1%
Qorvo, Inc.*	38	3,029
j2 Global, Inc.	13	855
Aruba Networks, Inc.*	28	687
DigitalGlobe, Inc.*	20	681
Houghton Mifflin Harcourt Co.*	29	681
ViaSat, Inc.*	11	657
Time, Inc.	29	651
Infinera Corp.*	33	649
Plantronics, Inc.	11	582
Finisar Corp.*	27	576
Sinclair Broadcast Group, Inc. — Class A	18	565
Meredith Corp.	10	558
Ciena Corp.*	28	541
Anixter International, Inc.*	7	533
New York Times Co. — Class A	37	509
InterDigital, Inc.	10	507
Polycom, Inc.*	37	496
comScore, Inc.*	9	462
Nexstar Broadcasting Group, Inc. — Class A	8	458
Shutterfly, Inc.*	10	451
WebMD Health Corp. — Class A*	10	439
Cogent Communications Holdings, Inc.	12	424
NeuStar, Inc. — Class A*	15	369
Media General, Inc.*	21	346
West Corp.	10	337
LogMeIn, Inc.*	6	337
MDC Partners, Inc. — Class A	11	312
NIC, Inc.	17	301
NETGEAR, Inc.*	9	296
New Media Investment Group, Inc.	12	287
Scholastic Corp.	7	287
Gogo, Inc.*	15	286
Shutterstock, Inc.*	4	275
Stamps.com, Inc.*	4	269
Web.com Group, Inc.*	14	265
Consolidated Communications Holdings, Inc.	13	265
ADTRAN, Inc.	14	261
Globalstar, Inc.*	73	243
Ubiquiti Networks, Inc.	8	236
EW Scripps Co. — Class A*	8	228
Vonage Holdings Corp.*	46	226
Ruckus Wireless, Inc.*	17	219
Loral Space & Communications, Inc.*	3	205
Bankrate, Inc.*	18	204
Iridium Communications, Inc.*	21	204
8x8, Inc.*	24	202
Cincinnati Bell, Inc.*	56	198
Shenandoah Telecommunications Co.	6	187
Perficient, Inc.*	9	186
Ixia*	15	182
Gray Television, Inc.*	13	180
Marketo, Inc.*	7	179
Journal Communications, Inc. — Class A*	12	178
VASCO Data Security International, Inc.*	8	172
Harmonic, Inc.*	23	170
Orbitz Worldwide, Inc.*	14	163
CalAmp Corp.*	10	162
Chegg, Inc.*	20	159
General Communication, Inc. — Class A*	10	158
Endurance International Group Holdings, Inc.*	8	152
HealthStream, Inc.*	6	151
Blucora, Inc.*	11	150
FTD Companies, Inc.*	5	150
Global Eagle Entertainment, Inc.*	11	146
RetailMeNot, Inc.*	8	144
Lands’ End, Inc.*	4	144
Internap Corp.*	14	143
Inteliquent, Inc.	9	142
Atlantic Tele-Network, Inc.	2	138
Textura Corp.*	5	136
Gigamon, Inc.*	6	127
Premiere Global Services, Inc.*	13	124
XO Group, Inc.*	7	124
EarthLink Holdings Corp.	27	120
Comverse, Inc.*	6	119
ShoreTel, Inc.*	17	116
Comtech Telecommunications Corp.	4	116
Spok Holdings, Inc.	6	115
World Wrestling Entertainment, Inc. — Class A	8	112
RingCentral, Inc. — Class A*	7	107
FairPoint Communications, Inc.*	6	106
Intralinks Holdings, Inc.*	10	103
Sonus Networks, Inc.*	13	102
Harte-Hanks, Inc.	13	101
Lionbridge Technologies, Inc.*	17	97
Wayfair, Inc. — Class A*	3	96
Blue Nile, Inc.*	3	96
Entravision Communications Corp. — Class A	15	95
Cumulus Media, Inc. — Class A*	38	94
Calix, Inc.*	11	92
GrubHub, Inc.*	2	91
Safeguard Scientifics, Inc.*	5	90
ORBCOMM, Inc.*	15	90
Dice Holdings, Inc.*	10	89
ePlus, Inc.*	1	87
RigNet, Inc.*	3	86
Entercom Communications Corp. — Class A*	7	85

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

Intelsat S.A.*	7	$84
Black Box Corp.	4	84
1-800-Flowers.com, Inc. — Class A*	7	83
Extreme Networks, Inc.*	26	82
Hawaiian Telcom Holdco, Inc.*	3	80
Wix.com Ltd.*	4	77
Lumos Networks Corp.	5	76
GTT Communications, Inc.*	4	76
EVINE Live, Inc.*	11	74
Bazaarvoice, Inc.*	13	73
Overstock.com, Inc.*	3	73
IDT Corp. — Class B	4	71
Angie’s List, Inc.*	12	70
Liquidity Services, Inc.*	7	69
Zendesk, Inc.*	3	68
VirnetX Holding Corp.*	11	67
Q2 Holdings, Inc.*	3	63
Zix Corp.*	16	63
KVH Industries, Inc.*	4	60
Box, Inc. — Class A*	3	59
Limelight Networks, Inc.*	16	58
Telenav, Inc.*	7	55
QuinStreet, Inc.*	9	54
Alliance Fiber Optic Products, Inc.	3	52
Martha Stewart Living Omnimedia, Inc. — Class A*	8	52
Reis, Inc.	2	51
Central European Media Enterprises Ltd. — Class A*	19	51
TeleCommunication Systems, Inc. — Class A*	13	50
Oclaro, Inc.*	25	50
Tessco Technologies, Inc.	2	49
ChannelAdvisor Corp.*	5	48
Procera Networks, Inc.*	5	47
TechTarget, Inc.*	4	46
Rocket Fuel, Inc.*	5	46
Numerex Corp. — Class A*	4	46
Boingo Wireless, Inc.*	6	45
Saga Communications, Inc. — Class A	1	45
Clearfield, Inc.*	3	44
Lee Enterprises, Inc.*	14	44
Marin Software, Inc.*	7	44
Sizmek, Inc.*	6	44
Preformed Line Products Co.	1	42
AH Belo Corp. — Class A	5	41
RealNetworks, Inc.*	6	40
ModusLink Global Solutions, Inc.*	10	39
Marchex, Inc. — Class B	9	37
Crown Media Holdings, Inc. — Class A*	9	36
Rubicon Project, Inc.*	2	36
TrueCar, Inc.*	2	36
Coupons.com, Inc.*	3	35
magicJack VocalTec Ltd.*	5	34
Cinedigm Corp. — Class A*	20	32
McClatchy Co. — Class A*	16	29
Millennial Media, Inc.*	20	29
Cyan, Inc.*	7	28
Yodlee, Inc.*	2	27
YuMe, Inc.*	5	26
Townsquare Media, Inc. — Class A*	2	26
Hemisphere Media Group, Inc.*	2	25
Global Sources Ltd.*	4	23
ParkerVision, Inc.*	26	22
Tremor Video, Inc.*	9	21
Connecture, Inc.*	2	21
Covisint Corp.*	10	20
Rightside Group Ltd.*	2	20
Travelzoo, Inc.*	2	19
NTELOS Holdings Corp.	4	19
Radio One, Inc. — Class D*	6	18
Salem Media Group, Inc. — Class A	3	18
Dex Media, Inc.*	4	17
Unwired Planet, Inc.*	26	15
TubeMogul, Inc.*	1	14
Aerohive Networks, Inc.*	3	13
Vringo, Inc.*	19	12
Borderfree, Inc.*	2	12
ReachLocal, Inc.*	4	12
Demand Media, Inc.*	2	11
Total Communications		31,479

UTILITIES - 0.0%
Dynegy, Inc.*	33	1,038
Cleco Corp.	16	872
IDACORP, Inc.	13	817
WGL Holdings, Inc.	14	790
Portland General Electric Co.	21	779
Piedmont Natural Gas Company, Inc.	21	775
UIL Holdings Corp.	15	771
Southwest Gas Corp.	12	698
New Jersey Resources Corp.	22	683
NorthWestern Corp.	12	646
ALLETE, Inc.	12	633
PNM Resources, Inc.	21	613
Black Hills Corp.	12	605
ONE Gas, Inc.	14	605
Laclede Group, Inc.	11	563
Avista Corp.	16	547
South Jersey Industries, Inc.	9	489
El Paso Electric Co.	11	425
American States Water Co.	10	398
MGE Energy, Inc.	9	399
Ormat Technologies, Inc.	9	342
Northwest Natural Gas Co.	7	336
Otter Tail Corp.	10	322
California Water Service Group	13	319
NRG Yield, Inc. — Class A	6	304

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

Empire District Electric Co.	11	$273
Abengoa Yield plc	8	270
Chesapeake Utilities Corp.	4	202
Unitil Corp.	4	139
SJW Corp.	4	124
Connecticut Water Service, Inc.	3	109
PICO Holdings, Inc.*	6	97
Middlesex Water Co.	4	91
Atlantic Power Corp.	32	90
EnerNOC, Inc.*	7	80
York Water Co.	3	73
Artesian Resources Corp. — Class A	2	43
Ameresco, Inc. — Class A*	5	37
Spark Energy, Inc. — Class A	1	15
Total Utilities		16,412

ENERGY - 0.0%
Diamondback Energy, Inc.*	12	921
SemGroup Corp. — Class A	11	895
Carrizo Oil & Gas, Inc.*	14	695
Western Refining, Inc.	13	642
Delek US Holdings, Inc.	16	636
PDC Energy, Inc.*	11	594
Exterran Holdings, Inc.	16	537
Bristow Group, Inc.	9	490
Helix Energy Solutions Group, Inc.*	28	419
Matador Resources Co.*	19	416
SEACOR Holdings, Inc.*	5	348
Rosetta Resources, Inc.*	20	340
Pattern Energy Group, Inc.	12	340
Forum Energy Technologies, Inc.*	16	314
TerraForm Power, Inc. — Class A	8	292
Green Plains, Inc.	10	286
SunCoke Energy, Inc.	18	268
Synergy Resources Corp.*	22	261
Bonanza Creek Energy, Inc.*	10	247
McDermott International, Inc.*	63	242
Parsley Energy, Inc. — Class A*	14	224
Stone Energy Corp.*	15	220
Newpark Resources, Inc.*	23	210
Flotek Industries, Inc.*	14	206
Thermon Group Holdings, Inc.*	8	192
Sanchez Energy Corp.*,1	14	182
RSP Permian, Inc.*	7	176
Primoris Services Corp.	10	172
CARBO Ceramics, Inc.	5	153
Magnum Hunter Resources Corp.*	53	142
Callon Petroleum Co.*	18	134
C&J Energy Services Ltd.*	12	134
TETRA Technologies, Inc.*	21	130
Northern Oil and Gas, Inc.*	16	123
Matrix Service Co.*	7	123
REX American Resources Corp.*	2	122
Alon USA Energy, Inc.	7	116
Plug Power, Inc.*	44	114
Parker Drilling Co.*	32	112
Penn Virginia Corp.*	17	110
Contango Oil & Gas Co.*	5	110
Bill Barrett Corp.*	13	108
Westmoreland Coal Co.*	4	107
Halcon Resources Corp.*	69	106
Tesco Corp.	9	102
Clean Energy Fuels Corp.*	19	101
Clayton Williams Energy, Inc.*	2	101
Cloud Peak Energy, Inc.*	16	93
Pioneer Energy Services Corp.*	17	92
Gulfmark Offshore, Inc. — Class A	7	91
Energy XXI Ltd.	25	91
Triangle Petroleum Corp.*	18	91
PHI, Inc.*	3	90
Renewable Energy Group, Inc.*	9	83
Abraxas Petroleum Corp.*	25	81
Panhandle Oil and Gas, Inc. — Class A	4	79
FuelCell Energy, Inc.*	62	78
ION Geophysical Corp.*	34	74
EXCO Resources, Inc.	40	73
Adams Resources & Energy, Inc.	1	67
Enphase Energy, Inc.*	5	66
Approach Resources, Inc.*	10	66
Pacific Ethanol, Inc.*	6	65
Key Energy Services, Inc.*	35	64
FutureFuel Corp.	6	62
Trecora Resources*	5	61
Vivint Solar, Inc.*	5	61
Gulf Island Fabrication, Inc.	4	59
Alpha Natural Resources, Inc.*	59	59
Natural Gas Services Group, Inc.*	3	58
Solazyme, Inc.*	20	57
Arch Coal, Inc.*	56	56
Basic Energy Services, Inc.*	8	55
FMSA Holdings, Inc.*	7	51
Gastar Exploration, Inc.*	19	50
Geospace Technologies Corp.*	3	50
Rex Energy Corp.*	13	48
Comstock Resources, Inc.	13	46
W&T Offshore, Inc.	9	46
Eclipse Resources Corp.*	8	45
Goodrich Petroleum Corp.*	12	43
PetroQuest Energy, Inc.*	16	37
Willbros Group, Inc.*	11	36
Jones Energy, Inc. — Class A*	4	36
Hallador Energy Co.	3	35
TransAtlantic Petroleum Ltd.*	6	32
VAALCO Energy, Inc.*	13	32
Evolution Petroleum Corp.	5	30
Swift Energy Co.*	12	26
North Atlantic Drilling Ltd.	19	22

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

Independence Contract Drilling, Inc.*	3	$21
Hercules Offshore, Inc.*	43	18
Vantage Drilling Co.*	55	18
Warren Resources, Inc.*	20	18
FX Energy, Inc.*	14	18
Amyris, Inc.*	7	17
Emerald Oil, Inc.*	21	16
Nuverra Environmental Solutions, Inc.*	4	14
Mitcham Industries, Inc.*	3	14
Resolute Energy Corp.*	21	12
Vertex Energy, Inc.*	3	11
Walter Energy, Inc.	17	11
Midstates Petroleum Company, Inc.*	10	9
Glori Energy, Inc.*	3	6
Profire Energy, Inc.*	4	5
Miller Energy Resources, Inc.*	8	5
Harvest Natural Resources, Inc.*	11	5
American Eagle Energy Corp.*	8	1
Total Energy		15,769

BASIC MATERIALS - 0.0%
PolyOne Corp.	24	896
Sensient Technologies Corp.	13	895
Axiall Corp.	19	892
Olin Corp.	21	673
Minerals Technologies, Inc.	9	658
HB Fuller Co.	13	557
Chemtura Corp.*	19	519
Commercial Metals Co.	31	502
US Silica Holdings, Inc.	14	499
Balchem Corp.	8	443
Stillwater Mining Co.*	32	414
A. Schulman, Inc.	8	386
Kaiser Aluminum Corp.	5	384
Worthington Industries, Inc.	14	373
Schweitzer-Mauduit International, Inc.	8	369
Quaker Chemical Corp.	4	343
Innophos Holdings, Inc.	6	338
Clearwater Paper Corp.*	5	327
Tronox Ltd. — Class A	16	325
Globe Specialty Metals, Inc.	17	322
PH Glatfelter Co.	11	303
Calgon Carbon Corp.	14	295
Resolute Forest Products, Inc.*	17	293
Hecla Mining Co.	98	292
Innospec, Inc.	6	278
Neenah Paper, Inc.	4	250
OM Group, Inc.	8	240
Ferro Corp.*	19	238
AK Steel Holding Corp.*	47	210
Stepan Co.	5	208
Deltic Timber Corp.	3	199
Century Aluminum Co.*	14	193
Materion Corp.	5	192
Horsehead Holding Corp.*	15	190
Kraton Performance Polymers, Inc.*	9	182
Aceto Corp.	8	176
Intrepid Potash, Inc.*	15	173
Coeur Mining, Inc.*	27	127
Hawkins, Inc.	3	114
Schnitzer Steel Industries, Inc. — Class A	7	111
OMNOVA Solutions, Inc.*	13	111
Wausau Paper Corp.	11	105
Zep, Inc.	6	102
Koppers Holdings, Inc.	5	98
Landec Corp.*	7	98
American Vanguard Corp.	8	85
KMG Chemicals, Inc.	3	80
Kronos Worldwide, Inc.	6	76
Rentech, Inc.*	60	67
United States Lime & Minerals, Inc.	1	65
Orchids Paper Products Co.	2	54
Ring Energy, Inc.*	5	53
Universal Stainless & Alloy Products, Inc.*	2	52
Noranda Aluminum Holding Corp.	12	36
Oil-Dri Corporation of America	1	34
Gold Resource Corp.	10	32
Shiloh Industries, Inc.*	2	28
Ryerson Holding Corp.*	3	19
Molycorp, Inc.*	48	18
Total Basic Materials		15,592

DIVERSIFIED - 0.0%
Horizon Pharma plc*	17	442
HRG Group, Inc.*	22	275
National Bank Holdings Corp. — Class A	9	169
FCB Financial Holdings, Inc. — Class A*	2	55
Resource America, Inc. — Class A	4	36
Tiptree Financial, Inc. — Class A	2	13
Total Diversified		990

GOVERNMENT - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	8	262

Total Common Stocks
(Cost $264,911)		481,660

WARRANTS†† - 0.0%
Tejon Ranch Co.
$10.50, 08/31/16†	29	23
Magnum Hunter Resources Corp.
$8.50, 04/15/161	444	—
Total Warrants
(Cost $150)		23

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
RUSSELL 2000® FUND

	Shares	Value

RIGHTS - 0.0%
Leap Wireless International, Inc.
Expires 09/17/15†††	1,211	$3,051
Furiex Pharmaceuticals, Inc.
Expires 07/03/17†††	88	860
Omthera Pharmaceuticals, Inc.
Expires 12/31/20†††	86	52
Total Rights
(Cost $1,952)		3,963

	Face Amount

REPURCHASE AGREEMENTS††,2 - 95.5%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$34,503,758	34,503,758
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	5,272,907	5,272,907
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	4,232,374	4,232,374
Total Repurchase Agreements
(Cost $44,009,039)		44,009,039

SECURITIES LENDING COLLATERAL††,3 - 0.0%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	4,215	4,215
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	1,450	1,450
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	748	748
Total Securities Lending Collateral
(Cost $6,413)		6,413

Total Investments - 96.6%
(Cost $44,282,465)		$44,501,098
Other Assets & Liabilities, net - 3.4%		1,579,572
Total Net Assets - 100.0%		$46,080,670

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2015 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $42,222,960)	338	$345,765

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2015 Russell 2000 Index Swap, Terminating 04/28/154 (Notional Value $1,532,899)	1,224	$26,667
Barclays Bank plc April 2015 Russell 2000 Index Swap, Terminating 04/30/154 (Notional Value $1,628,523)	1,300	13,529
Credit Suisse Capital, LLC April 2015 Russell 2000 Index Swap, Terminating 04/28/154 (Notional Value $353,469)	282	6,060
(Total Notional Value $3,514,891)		$46,256

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreements — See Note 5.
3	Securities lending collateral — See Note 6.
4	Total Return based on Russell 2000 Index +/- financing at a variable rate.
plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

RUSSELL 2000® FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $5,423 of securities loaned (cost $267,013)	$485,646
Repurchase agreements, at value (cost $44,015,452)	44,015,452
Total investments (cost $44,282,465)	44,501,098
Foreign currency, at value (cost $68)	68
Segregated cash with broker	2,279,631
Unrealized appreciation on swap agreements	46,256
Cash	100
Receivables:
Fund shares sold	373,070
Securities sold	127,678
Dividends	17,930
Swap settlement	12,827
Securities lending income	2,345
Interest	40
Foreign taxes reclaim	1
Total assets	47,361,044

Liabilities:
Payable for:
Fund shares redeemed	951,836
Securities purchased	127,849
Variation margin	81,120
Management fees	39,661
Distribution and service fees	15,812
Transfer agent and administrative fees	13,220
Portfolio accounting fees	7,932
Return of securities loaned	6,507
Miscellaneous	36,437
Total liabilities	1,280,374
Commitments and contingent liabilities (Note 15)	—
Net assets	$46,080,670

Net assets consist of:
Paid in capital	$45,767,788
Accumulated net investment loss	(368)
Accumulated net realized loss on investments	(297,404)
Net unrealized appreciation on investments	610,654
Net assets	$46,080,670

A-Class:
Net assets	$13,919,688
Capital shares outstanding	357,980
Net asset value per share	$38.88
Maximum offering price per share (Net asset value divided by 95.25%)	$40.82

C-Class:
Net assets	$4,259,271
Capital shares outstanding	118,312
Net asset value per share	$36.00

H-Class:
Net assets	$27,901,711
Capital shares outstanding	719,339
Net asset value per share	$38.79

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $344)	$392,366
Income from securities lending, net	20,316
Interest	4,161
Total investment income	416,843

Expenses:
Management fees	381,261
Transfer agent and administrative fees	127,088
Distribution and service fees:
A-Class	15,247
C-Class	32,191
H-Class	103,796
Portfolio accounting fees	76,254
Custodian fees	5,906
Trustees’ fees*	3,514
Line of credit fees	29
Miscellaneous	88,091
Total expenses	833,377
Net investment loss	(416,534)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,879,955
Swap agreements	2,690,705
Futures contracts	238,052
Foreign currency	(4)
Net realized gain	13,808,708
Net change in unrealized appreciation (depreciation) on:
Investments	(10,903,187)
Swap agreements	(10,812)
Futures contracts	416,185
Net change in unrealized appreciation (depreciation)	(10,497,814)
Net realized and unrealized gain	3,310,894
Net increase in net assets resulting from operations	$2,894,360

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(416,534)	$(644,338)
Net realized gain on investments	13,808,708	9,558,159
Net change in unrealized appreciation (depreciation) on investments	(10,497,814)	1,984,823
Net increase in net assets resulting from operations	2,894,360	10,898,644

Distributions to shareholders from:
Net realized gains
A-Class	(428,859)	(144,615)
C-Class	(120,935)	(188,715)
H-Class	(2,896,710)	(2,108,628)
Total distributions to shareholders	(3,446,504)	(2,441,958)

Capital share transactions:
Proceeds from sale of shares
A-Class	44,122,051	48,530,276
C-Class	22,066,473	36,005,575
H-Class	516,907,387	553,111,336
Distributions reinvested
A-Class	423,430	140,867
C-Class	105,736	182,177
H-Class	2,810,032	2,078,107
Cost of shares redeemed
A-Class	(34,232,043)	(49,593,502)
C-Class	(21,273,536)	(35,912,850)
H-Class	(534,945,783)	(619,725,426)
Net decrease from capital share transactions	(4,016,253)	(65,183,440)
Net decrease in net assets	(4,568,397)	(56,726,754)

Net assets:
Beginning of year	50,649,067	107,375,821
End of year	$46,080,670	$50,649,067
Accumulated net investment loss at end of year	$(368)	$(118,275)

Capital share activity:
Shares sold
A-Class	1,191,618	1,368,170
C-Class	636,256	1,080,807
H-Class	14,045,560	15,698,082
Shares issued from reinvestment of distributions
A-Class	11,478	3,960
C-Class	3,089	5,461
H-Class	76,360	58,522
Shares redeemed
A-Class	(930,285)	(1,402,362)
C-Class	(612,792)	(1,079,626)
H-Class	(14,573,641)	(17,719,218)
Net decrease in shares	(152,357)	(1,986,204)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$37.80	$32.26	$28.20	$28.54	$22.96
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.27)	(.13)	(.23)	(.24)
Net gain (loss) on investments (realized and unrealized)	2.61	7.54	4.19	(.11)	5.82
Total from investment operations	2.36	7.27	4.06	(.34)	5.58
Less distributions from:
Net realized gains	(1.28)	(1.73)	—	—	—
Total distributions	(1.28)	(1.73)	—	—	—
Net asset value, end of period	$38.88	$37.80	$32.26	$28.20	$28.54

Total Return[b]	6.42%	22.87%	14.40%	(1.19%)	24.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,920	$3,219	$3,723	$670	$755
Ratios to average net assets:
Net investment income (loss)	(0.67%)	(0.77%)	(0.44%)	(0.89%)	(1.01%)
Total expenses	1.57%	1.60%	1.55%	1.58%	1.56%
Portfolio turnover rate	947%	267%	160%	121%	284%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$35.36	$30.54	$26.90	$27.46	$22.29
Income (loss) from investment operations:
Net investment income (loss)[a]	(.60)	(.48)	(.31)	(.46)	(.47)
Net gain (loss) on investments (realized and unrealized)	2.52	7.03	3.95	(.10)	5.64
Total from investment operations	1.92	6.55	3.64	(.56)	5.17
Less distributions from:
Net realized gains	(1.28)	(1.73)	—	—	—
Total distributions	(1.28)	(1.73)	—	—	—
Net asset value, end of period	$36.00	$35.36	$30.54	$26.90	$27.46

Total Return[b]	5.61%	21.78%	13.53%	(2.40%)	23.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,259	$3,245	$2,599	$6,285	$7,068
Ratios to average net assets:
Net investment income (loss)	(1.77%)	(1.47%)	(1.19%)	(1.83%)	(1.87%)
Total expenses	2.57%	2.37%	2.31%	2.34%	2.31%
Portfolio turnover rate	947%	267%	160%	121%	284%

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$37.73	$32.25	$28.16	$28.52	$22.93
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.27)	(.12)	(.22)	(.27)
Net gain (loss) on investments (realized and unrealized)	2.62	7.48	4.21	(.14)	5.86
Total from investment operations	2.34	7.21	4.09	(.36)	5.59
Less distributions from:
Net realized gains	(1.28)	(1.73)	—	—	—
Total distributions	(1.28)	(1.73)	—	—	—
Net asset value, end of period	$38.79	$37.73	$32.25	$28.16	$28.52

Total Return[b]	6.37%	22.69%	14.52%	(1.26%)	24.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,902	$44,185	$101,053	$63,447	$32,389
Ratios to average net assets:
Net investment income (loss)	(0.77%)	(0.78%)	(0.42%)	(0.83%)	(1.09%)
Total expenses	1.58%	1.59%	1.52%	1.58%	1.57%
Portfolio turnover rate	947%	267%	160%	121%	284%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2015, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund H-Class returned -11.51% while the Russell 2000 Index returned 8.21% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Health Care and Financials. The Energy sector detracted the most from return, followed by the Materials sector.

Qorvo, Inc., InterMune, Inc., and Puma Biotechnology, Inc. were the largest contributors to performance of the underlying index for the year. CARBO Ceramics, Inc., Civeo Corp., and GT Advanced Technologies, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31,2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

136 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	25.7%
Total	25.7%

“Largest Holding” excludes any temporary cash or derivative instruments.

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
A-Class Shares	-11.48%	-18.45%	-13.43%
A-Class Shares with sales charge†	-15.70%	-19.24%	-13.85%
C-Class Shares	-12.19%	-19.05%	-14.06%
C-Class Shares with CDSC‡	-13.07%	-19.05%	-14.06%
H-Class Shares	-11.51%	-18.41%	-13.40%
Russell 2000 Index	8.21%	14.57%	8.82%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS	March 31, 2015
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 25.7%
Guggenheim Strategy Fund I1	86,114	$2,144,238
Total Mutual Funds
(Cost $2,142,830)		2,144,238

	Face Amount

REPURCHASE AGREEMENTS††,2 - 77.8%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$5,094,566	5,094,566
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	778,557	778,557
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	624,921	624,921
Total Repurchase Agreements
(Cost $6,498,044)		6,498,044

Total Investments - 103.5%
(Cost $8,640,874)		$8,642,282
Other Assets & Liabilities, net - (3.5)%		(294,174)
Total Net Assets - 100.0%		$8,348,108

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2015 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $624,600)	5	$5,760

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International April 2015 Russell 2000 Index Swap, Terminating 04/28/153 (Notional Value $258,494)	206	$(4,426)
Credit Suisse Capital, LLC April 2015 Russell 2000 Index Swap, Terminating 04/28/153 (Notional Value $294,678)	235	(5,052)
Barclays Bank plc April 2015 Russell 2000 Index Swap, Terminating 04/30/153 (Notional Value $7,138,607)	5,698	(63,352)
(Total Notional Value $7,691,779)		$(72,830)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	Repurchase Agreements — See Note 5.
3	Total Return based on Russell 2000 Index +/- financing at a variable rate.
plc — Public Limited Company

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value (cost $2,142,830)	$2,144,238
Repurchase agreements, at value (cost $6,498,044)	6,498,044
Total investments (cost $8,640,874)	8,642,282
Segregated cash with broker	1,029,608
Receivables:
Fund shares sold	40,139
Variation margin	5,985
Dividends	2,326
Interest	6
Total assets	9,720,346

Liabilities:
Unrealized depreciation on swap agreements	72,830
Payable for:
Fund shares redeemed	1,171,092
Securities purchased	102,326
Management fees	6,694
Swap settlement	4,148
Distribution and service fees	2,882
Transfer agent and administrative fees	1,860
Portfolio accounting fees	744
Miscellaneous	9,662
Total liabilities	1,372,238
Commitments and contingent liabilities (Note 15)	—
Net assets	$8,348,108

Net assets consist of:
Paid in capital	$61,557,338
Accumulated net investment loss	(45,359)
Accumulated net realized loss on investments	(53,098,209)
Net unrealized depreciation on investments	(65,662)
Net assets	$8,348,108

A-Class:
Net assets	$893,581
Capital shares outstanding	30,585
Net asset value per share	$29.22
Maximum offering price per share (Net asset value divided by 95.25%)	$30.68

C-Class:
Net assets	$1,679,572
Capital shares outstanding	62,522
Net asset value per share	$26.86

H-Class:
Net assets	$5,774,955
Capital shares outstanding	197,121
Net asset value per share	$29.30

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends	$71,906
Interest	2,958
Total investment income	74,864

Expenses:
Management fees	222,645
Transfer agent and administrative fees	61,846
Distribution and service fees:
A-Class	21,873
C-Class	12,854
H-Class	36,759
Portfolio accounting fees	24,738
Custodian fees	2,895
Trustees’ fees*	1,907
Miscellaneous	46,014
Total expenses	431,531
Net investment loss	(356,667)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(29,077)
Swap agreements	(2,378,935)
Futures contracts	(215,228)
Net realized loss	(2,623,240)
Net change in unrealized appreciation (depreciation) on:
Investments	1,408
Swap agreements	117,773
Futures contracts	5,760
Net change in unrealized appreciation (depreciation)	124,941
Net realized and unrealized loss	(2,498,299)
Net decrease in net assets resulting from operations	$(2,854,966)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(356,667)	$(299,337)
Net realized loss on investments	(2,623,240)	(6,281,506)
Net change in unrealized appreciation (depreciation) on investments	124,941	(167,687)
Net decrease in net assets resulting from operations	(2,854,966)	(6,748,530)

Capital share transactions:
Proceeds from sale of shares
A-Class	15,968,383	23,165,472
C-Class	6,202,950	3,936,557
H-Class	115,461,343	92,194,810
Cost of shares redeemed
A-Class	(21,273,561)	(14,117,385)
C-Class	(4,906,679)	(3,635,185)
H-Class	(119,810,604)	(89,100,370)
Net increase (decrease) from capital share transactions	(8,358,168)	12,443,899
Net increase (decrease) in net assets	(11,213,134)	5,695,369

Net assets:
Beginning of year	19,561,242	13,865,873
End of year	$8,348,108	$19,561,242
Accumulated net investment loss at end of year	$(45,359)	$(62,483)

Capital share activity:
Shares sold
A-Class	473,685	617,161 *
C-Class	204,651	116,767 *
H-Class	3,469,349	2,419,872 *
Shares redeemed
A-Class	(664,308)	(410,651)*
C-Class	(160,695)	(108,355)*
H-Class	(3,625,353)	(2,363,113)*
Net increase (decrease) in shares	(302,671)	271,681 *

*
Reverse Share Split — Capital share activity for the periods presented through February 7, 2014 has been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 14 in the Notes to Financial Statements.

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$33.01	$43.21	$52.38	$59.31	$81.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.46)	(.61)	(.81)	(1.02)	(1.14)
Net gain (loss) on investments (realized and unrealized)	(3.33)	(9.59)	(8.36)	(5.91)	(20.56)
Total from investment operations	(3.79)	(10.20)	(9.17)	(6.93)	(21.70)
Net asset value, end of period	$29.22	$33.01	$43.21	$52.38	$59.31

Total Return[b]	(11.48%)	(23.59%)	(17.53%)	(11.68%)	(26.78%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$894	$7,302	$635	$612	$1,114
Ratios to average net assets:
Net investment income (loss)	(1.40%)	(1.69%)	(1.60%)	(1.66%)	(1.53%)
Total expenses[c]	1.71%	1.72%	1.72%	1.75%	1.71%
Portfolio turnover rate	189%	—	—	—	—

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$30.59	$40.30	$49.22	$56.14	$77.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.63)	(.83)	(1.14)	(1.41)	(1.65)
Net gain (loss) on investments (realized and unrealized)	(3.10)	(8.88)	(7.78)	(5.51)	(19.47)
Total from investment operations	(3.73)	(9.71)	(8.92)	(6.92)	(21.12)
Net asset value, end of period	$26.86	$30.59	$40.30	$49.22	$56.14

Total Return[b]	(12.19%)	(24.08%)	(18.16%)	(12.29%)	(27.34%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,680	$568	$409	$837	$1,158
Ratios to average net assets:
Net investment income (loss)	(2.13%)	(2.45%)	(2.35%)	(2.43%)	(2.28%)
Total expenses[c]	2.45%	2.47%	2.47%	2.51%	2.46%
Portfolio turnover rate	189%	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$33.11	$43.26	$52.42	$59.37	$81.03
Income (loss) from investment operations:
Net investment income (loss)[a]	(.46)	(.65)	(.84)	(1.05)	(1.14)
Net gain (loss) on investments (realized and unrealized)	(3.35)	(9.50)	(8.32)	(5.90)	(20.52)
Total from investment operations	(3.81)	(10.15)	(9.16)	(6.95)	(21.66)
Net asset value, end of period	$29.30	$33.11	$43.26	$52.42	$59.37

Total Return[b]	(11.51%)	(23.46%)	(17.46%)	(11.72%)	(26.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,775	$11,691	$12,822	$17,283	$9,572
Ratios to average net assets:
Net investment income (loss)	(1.41%)	(1.69%)	(1.62%)	(1.70%)	(1.53%)
Total expenses[c]	1.70%	1.72%	1.74%	1.77%	1.71%
Portfolio turnover rate	189%	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]
Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 14 in the Notes to Financial Statements.

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2015, the Government Long Bond 1.2x Strategy Fund Investor Class returned 30.66%. The price movement of the Long Treasury Bond was 22.33% for the same period. The Fund maintained a daily correlation of over 99% to its benchmark.

The return of a comparison index, the Barclays Long Treasury Bond Index, was 21.40%.

The yield on the 30-year bond was 3.72% at the beginning of the period and finished at 2.54% on March 31, 2015. The government bond yields of many industrial economies, including the U.S., dipped to multiyear lows in the first quarter of 2015.

The lower interest rate environment was a major factor in the positive return of the Fund. Throughout the period, long bond prices moved up and yields down. This was partly a result of quantitative easing programs in Europe and Japan. Falling commodity prices, especially oil, and weakening global economic growth increased the demand for fixed income assets around the world.

U.S. bonds became more attractive relative to foreign bonds, which helped to support Treasuries despite uncertainty surrounding the Federal Reserve’s timing to raise interest rates. In spite of falling rates, U.S. Treasuries were yielding more than government bonds of many other countries.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31,2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 143

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	January 3, 1994
Advisor Class	August 1, 2003
A-Class	March 31, 2004
C-Class	May 2, 2001
H-Class	September 18, 2014

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond	68.3%
Guggenheim Strategy Fund I	6.5%
Total	74.8%

“Largest Holdings” exclude any temporary cash or derivative instruments.

144 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	30.66%	14.65%	8.87%
Advisor Class Shares	30.17%	14.11%	8.24%
A-Class Shares	30.37%	14.51%	8.64%
A-Class Shares with sales charge†	24.17%	13.39%	8.11%
C-Class Shares	29.37%	13.56%	7.77%
C-Class Shares with CDSC‡	28.37%	13.56%	7.77%
Daily Price Movement of Long Treasury Bond**	22.33%	7.65%	3.47%
Barclays Long Treasury Bond Index	21.40%	10.61%	7.90%
			Since Inception (09/18/14)
H-Class Shares			22.28%
Daily Price Movement of Long Treasury Bond**			17.52%
Barclays Long Treasury Bond Index			15.77%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares, C- Class shares and H-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS	March 31, 2015
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 6.5%
Guggenheim Strategy Fund I1	408,252	$10,165,485
Total Mutual Funds
(Cost $10,145,123)		10,165,485

	Face Amount

U.S. GOVERNMENT SECURITIES†† - 68.3%
U.S. Treasury Bonds
2.50% due 02/15/45	$108,169,000	107,256,325
Total U.S. Government Securities
(Cost $105,082,034)		107,256,325

REPURCHASE AGREEMENTS††,2 - 25.4%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	31,165,884	31,165,884
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	4,762,809	4,762,809
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	3,822,937	3,822,937
Total Repurchase Agreements
(Cost $39,751,630)		39,751,630

Total Investments - 100.2%
(Cost $154,978,787)		$157,173,440
Other Assets & Liabilities, net - (0.2)%		(376,557)
Total Net Assets - 100.0%		$156,796,883

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2015 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $99,960,000)	588	$2,433,953

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	Repurchase Agreements — See Note 5.

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value (cost $115,227,157)	$117,421,810
Repurchase agreements, at value (cost $39,751,630)	39,751,630
Total investments (cost $154,978,787)	157,173,440
Segregated cash with broker	2,234,400
Receivables:
Fund shares sold	20,044,230
Interest	336,197
Variation margin	238,875
Dividends	12,119
Total assets	180,039,261

Liabilities:
Payable for:
Securities purchased	14,733,239
Fund shares redeemed	8,310,878
Management fees	54,976
Distribution and service fees	23,144
Transfer agent and administrative fees	21,991
Portfolio accounting fees	10,995
Miscellaneous	87,155
Total liabilities	23,242,378
Commitments and contingent liabilities (Note 15)	—
Net assets	$156,796,883

Net assets consist of:
Paid in capital	$169,874,376
Undistributed net investment income	—
Accumulated net realized loss on investments	(17,706,099)
Net unrealized appreciation on investments	4,628,606
Net assets	$156,796,883

Investor Class:
Net assets	$61,459,738
Capital shares outstanding	1,039,661
Net asset value per share	$59.12

Advisor Class:
Net assets	$10,203,261
Capital shares outstanding	173,616
Net asset value per share	$58.77

A-Class:
Net assets	$3,878,816
Capital shares outstanding	65,228
Net asset value per share	$59.47
Maximum offering price per share (Net asset value divided by 95.25%)	$62.44

C-Class:
Net assets	$2,872,931
Capital shares outstanding	48,622
Net asset value per share	$59.09

H-Class:
Net assets	$78,382,137
Capital shares outstanding	1,318,586
Net asset value per share	$59.44

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Interest	$3,428,329
Dividends	204,626
Income from securities lending, net	1,701
Total investment income	3,634,656

Expenses:
Management fees	860,992
Transfer agent and administrative fees	344,401
Distribution and service fees:
Advisor Class	373,638
A-Class	7,310
C-Class	32,145
H-Class**	83,680
Portfolio accounting fees	170,961
Registration fees	118,686
Custodian fees	20,065
Trustees’ fees*	11,834
Line of credit fees	10,208
Miscellaneous	103,555
Total expenses	2,137,475
Net investment income	1,497,181

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,842,047
Futures contracts	16,256,763
Net realized gain	32,098,810
Net change in unrealized appreciation (depreciation) on:
Investments	1,163,742
Futures contracts	2,144,605
Net change in unrealized appreciation (depreciation)	3,308,347
Net realized and unrealized gain	35,407,157
Net increase in net assets resulting from operations	$36,904,338

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: September 18, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,497,181	$1,710,481
Net realized gain (loss) on investments	32,098,810	(45,960,905)
Net change in unrealized appreciation (depreciation) on investments	3,308,347	(132,943)
Net increase (decrease) in net assets resulting from operations	36,904,338	(44,383,367)

Distributions to shareholders from:
Net investment income
Investor Class	(703,362)	(898,854)
Advisor Class	(473,253)	(703,095)
A-Class	(28,531)	(99,323)
C-Class	(8,930)	(9,209)
H-Class*	(301,178)	—
Return of capital
Investor Class	—	(7,266)
Advisor Class	—	(5,684)
A-Class	—	(803)
C-Class	—	(74)
H-Class*	—	—
Total distributions to shareholders	(1,515,254)	(1,724,308)

Capital share transactions:
Proceeds from sale of shares
Investor Class	660,449,135	1,219,761,863
Advisor Class	3,280,358,617	6,476,276,741
A-Class	36,939,152	103,303,063
C-Class	33,913,164	26,953,816
H-Class*	1,267,499,822	—
Distributions reinvested
Investor Class	697,459	874,942
Advisor Class	463,311	689,127
A-Class	27,051	43,748
C-Class	7,765	7,193
H-Class*	301,178	—
Cost of shares redeemed
Investor Class	(658,880,369)	(1,452,469,764)
Advisor Class	(3,412,680,611)	(6,413,503,973)
A-Class	(35,500,878)	(115,219,148)
C-Class	(34,886,168)	(28,044,431)
H-Class*	(1,195,580,232)	—
Net decrease from capital share transactions	(56,871,604)	(181,326,823)
Net decrease in net assets	(21,482,520)	(227,434,498)

Net assets:
Beginning of year	178,279,403	405,713,901
End of year	$156,796,883	$178,279,403
Undistributed net investment income at end of year	$—	$—

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2015	Year Ended March 31, 2014
Capital share activity:
Shares sold
Investor Class	12,620,583	26,724,760	**
Advisor Class	66,215,971	145,113,873	**
A-Class	676,780	2,253,656	**
C-Class	652,055	593,997	**
H-Class*	22,022,660	—
Shares issued from reinvestment of distributions
Investor Class	13,125	18,706	**
Advisor Class	9,160	15,528	**
A-Class	504	976	**
C-Class	151	163	**
H-Class*	5,002	—
Shares redeemed
Investor Class	(12,545,418)	(31,595,986	)**
Advisor Class	(68,905,187)	(144,429,030	)**
A-Class	(649,474)	(2,534,796	)**
C-Class	(673,432)	(619,014	)**
H-Class*	(20,709,076)	—
Net decrease in shares	(1,266,596)	(4,457,167	)**

*	Since commencement of operations: September 18, 2014.
**
Reverse Share Split — Capital share activity for the periods presented through February 7, 2014 has been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 14 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$45.80	$48.55	$44.73	$34.28	$32.88
Income (loss) from investment operations:
Net investment income (loss)[a]	.63	.61	.57	.96	1.08
Net gain (loss) on investments (realized and unrealized)	13.34	(2.76)	4.21	10.45	1.40
Total from investment operations	13.97	(2.15)	4.78	11.41	2.48
Less distributions from:
Net investment income	(.65)	(.60)	(.72)	(.96)	(1.08)
Net realized gains	—	—	(.24)	—	—
Total distributions	(.65)	(.60)	(.96)	(.96)	(1.08)
Net asset value, end of period	$59.12	$45.80	$48.55	$44.73	$34.28

Total Return[b]	30.66%	(4.37%)	10.63%	33.38%	7.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,460	$43,573	$281,800	$43,709	$44,707
Ratios to average net assets:
Net investment income (loss)	1.21%	1.22%	1.15%	2.24%	3.03%
Total expenses[c]	0.95%	0.97%	0.95%	0.95%	0.98%
Portfolio turnover rate	1,932%	2,661%	1,759%	2,322%	1,930%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$45.48	$48.23	$44.33	$34.08	$32.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.25	.33	.75	.93
Net gain (loss) on investments (realized and unrealized)	13.36	(2.63)	4.26	10.25	1.40
Total from investment operations	13.67	(2.38)	4.59	11.00	2.33
Less distributions from:
Net investment income	(.38)	(.37)	(.45)	(.75)	(.90)
Net realized gains	—	—	(.24)	—	—
Total distributions	(.38)	(.37)	(.69)	(.75)	(.90)
Net asset value, end of period	$58.77	$45.48	$48.23	$44.33	$34.08

Total Return[b]	30.17%	(4.93%)	10.21%	32.56%	7.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,203	$129,785	$103,845	$11,600	$31,420
Ratios to average net assets:
Net investment income (loss)	0.62%	0.64%	0.63%	1.77%	2.46%
Total expenses[c]	1.46%	1.46%	1.43%	1.45%	1.48%
Portfolio turnover rate	1,932%	2,661%	1,759%	2,322%	1,930%

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$46.07	$48.73	$44.77	$34.34	$32.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.48	.48	.87	.99
Net gain (loss) on investments (realized and unrealized)	13.42	(2.65)	4.29	10.43	1.45
Total from investment operations	13.93	(2.17)	4.77	11.30	2.44
Less distributions from:
Net investment income	(.53)	(.49)	(.57)	(.87)	(.99)
Net realized gains	—	—	(.24)	—	—
Total distributions	(.53)	(.49)	(.81)	(.87)	(.99)
Net asset value, end of period	$59.47	$46.07	$48.73	$44.77	$34.34

Total Return[b]	30.37%	(4.40%)	10.62%	33.00%	7.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,879	$1,724	$15,476	$10,885	$2,753
Ratios to average net assets:
Net investment income (loss)	0.97%	1.04%	0.94%	2.02%	2.75%
Total expenses[c]	1.20%	1.22%	1.20%	1.20%	1.23%
Portfolio turnover rate	1,932%	2,661%	1,759%	2,322%	1,930%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$45.79	$48.51	$44.63	$34.25	$32.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.12	.15	.57	.72
Net gain (loss) on investments (realized and unrealized)	13.30	(2.71)	4.21	10.35	1.43
Total from investment operations	13.43	(2.59)	4.36	10.92	2.15
Less distributions from:
Net investment income	(.13)	(.13)	(.24)	(.54)	(.72)
Net realized gains	—	—	(.24)	—	—
Total distributions	(.13)	(.13)	(.48)	(.54)	(.72)
Net asset value, end of period	$59.09	$45.79	$48.51	$44.63	$34.25

Total Return[b]	29.37%	(5.33%)	9.69%	32.01%	6.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,873	$3,198	$4,594	$4,451	$6,091
Ratios to average net assets:
Net investment income (loss)	0.26%	0.34%	0.31%	1.32%	1.93%
Total expenses[c]	1.95%	1.97%	1.94%	1.95%	1.97%
Portfolio turnover rate	1,932%	2,661%	1,759%	2,322%	1,930%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$48.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.28
Net gain (loss) on investments (realized and unrealized)	10.59
Total from investment operations	10.87
Less distributions from:
Net investment income	(.26)
Total distributions	(.26)
Net asset value, end of period	$59.44

Total Return[b]	22.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,382
Ratios to average net assets:
Net investment income (loss)	0.89%
Total expenses[c]	1.18%
Portfolio turnover rate	1,932%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]
Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 14 in Notes to Financial Statements.

[e]
Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since the commencement of operations of the Class.

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2015, the Inverse Government Long Bond Strategy Fund Investor Class returned -22.23%. The price movement of the Long Treasury Bond was 22.33% for the same period. The Fund maintained a daily correlation of over 99% to its benchmark.

The return of a comparison index, the Barclays Long Treasury Bond Index, was 21.40%.

The yield on the 30-year bond was 3.72% at the beginning of the period and finished at 2.54% on March 31, 2015. The government bond yields of many industrial economies, including the U.S., dipped to multiyear lows in the first quarter of 2015.

The lower interest rate environment was a major factor in the positive return of the Fund. Throughout the period, long bond prices moved up and yields down. This was partly a result of quantitative easing programs in Europe and Japan. Falling commodity prices, especially oil, and weakening global economic growth increased the demand for fixed income assets around the world.

U.S. bonds became more attractive relative to foreign bonds, which helped to support Treasuries despite uncertainty surrounding the Federal Reserve’s timing to raise interest rates. In spite of falling rates, U.S. Treasuries were yielding more than government bonds of many other countries.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31, 2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 153

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	March 3, 1995
Advisor Class	August 1, 2003
A Class	March 31, 2004
C Class	March 28, 2001
H Class	September 18, 2014

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Long Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	24.4%
Total	24.4%

“Largest Long Holdings” exclude any temporary cash or derivative instruments.

154 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	-22.23%	-13.35%	-8.64%
Advisor Class Shares	-22.66%	-13.75%	-9.07%
A-Class Shares	-22.43%	-13.55%	-8.88%
A-Class Shares with sales charge†	-26.11%	-14.40%	-9.32%
C-Class Shares	-23.00%	-14.19%	-9.55%
C-Class Shares with CDSC‡	-23.77%	-14.19%	-9.55%
Daily Price Movement of Long Treasury Bond**	22.33%	7.65%	3.47%
Barclays Long Treasury Bond Index	21.40%	10.61%	7.90%

			Since Inception (09/18/14)
H-Class Shares			-17.16%
Daily Price Movement of Long Treasury Bond**			17.52%
Barclays Long Treasury Bond Index			15.77%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares, C- Class shares and H-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 155

SCHEDULE OF INVESTMENTS	March 31, 2015
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 24.4%
Guggenheim Strategy Fund I1	2,138,319	$53,244,134
Total Mutual Funds
(Cost $53,319,911)		53,244,134

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 40.4%
Farmer Mac2
0.13% due 08/03/15	$15,000,000	14,995,140
0.14% due 09/10/15	15,000,000	14,991,225
0.21% due 10/01/15	15,000,000	14,988,795
0.17% due 10/08/15	15,000,000	14,988,360
0.17% due 09/15/15	5,000,000	4,996,985
0.09% due 04/05/15	1,100,000	1,099,995
Total Farmer Mac		66,060,500
Federal Farm Credit2
0.12% due 04/10/15	10,000,000	9,999,910
0.22% due 10/05/15	8,000,000	7,993,888
Total Federal Farm Credit		17,993,798
Fannie Mae3
0.09% due 05/01/15	4,250,000	4,249,851
Total Federal Agency Discount Notes
(Cost $88,290,985)		88,304,149

REPURCHASE AGREEMENTS†† - 77.8%
Individual Repurchase Agreement4
Barclays Capital Issued 03/31/15 at 0.01% due 04/01/15 (secured by U.S. Treasury Bond, at a rate of 2.50% and maturing 02/15/45 as collateral, with a value of $121,942,397) to be repurchased at $119,551,403	119,551,370	119,551,370

Joint Repurchase Agreements5
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	39,592,529	39,592,529
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	6,050,579	6,050,579
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	4,856,584	4,856,584
Total Repurchase Agreements
(Cost $170,051,062)		170,051,062

Total Investments - 142.6%
(Cost $311,661,958)		$311,599,345

U.S. GOVERNMENT SECURITIES SOLD SHORT†† - (68.2)%
U.S. Treasury Bonds
2.50% due 02/15/45	150,232,000	(148,964,418)
Total U.S. Government Securities Sold Short
(Proceeds $146,225,193)		(148,964,418)
Other Assets & Liabilities, net - 25.6%		56,015,367
Total Net Assets - 100.0%		$218,650,294

	Contracts	Unrealized Loss

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
June 2015 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $86,020,000)	506	$(981,736)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Affiliated issuer — See Note 12.
2	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
3	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
4	All or portion of this security is pledged as short collateral at March 31, 2015.
5	Repurchase Agreements — See Note 5.

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015
Assets:
Investments in unaffiliated issuers, at value (cost $88,290,985)	$88,304,149
Investments in affiliated issuers, at value (cost $53,319,911)	53,244,134
Repurchase agreements, at value (cost $170,051,062)	170,051,062
Total investments (cost $311,661,958)	311,599,345
Segregated cash with broker	1,922,800
Receivables:
Fund shares sold	42,427,588
Securities Sold	27,154,498
Dividends	63,479
Total assets	383,167,710

Liabilities:
Securities sold short, at value (proceeds $146,225,193)	148,964,418
Payable for:
Fund shares redeemed	14,420,884
Interest	466,881
Variation margin	205,562
Management fees	167,559
Securities purchased	63,479
Distribution and service fees	49,145
Transfer agent and administrative fees	46,544
Portfolio accounting fees	18,503
Miscellaneous	114,441
Total liabilities	164,517,416
Commitments and contingent liabilities (Note 15)	—
Net assets	$218,650,294

Net assets consist of:
Paid in capital	$595,941,052
Accumulated net investment loss	(1,507,712)
Accumulated net realized loss on investments	(371,999,472)
Net unrealized depreciation on investments	(3,783,574)
Net assets	$218,650,294

Investor Class:
Net assets	$105,695,680
Capital shares outstanding	2,953,889
Net asset value per share	$35.78

Advisor Class:
Net assets	$11,700,664
Capital shares outstanding	345,959
Net asset value per share	$33.82

A-Class:
Net assets	$21,579,696
Capital shares outstanding	622,625
Net asset value per share	$34.66
Maximum offering price per share (Net asset value divided by 95.25%)	$36.39

C-Class:
Net assets	$35,873,894
Capital shares outstanding	1,154,627
Net asset value per share	$31.07

H-Class:
Net assets	$43,800,360
Capital shares outstanding	1,263,415
Net asset value per share	$34.67

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends from securities of affiliated issuers	$881,692
Interest	99,143
Total investment income	980,835

Expenses:
Management fees	2,625,582
Transfer agent and administrative fees	729,328
Distribution and service fees:
Advisor Class	274,120
A-Class	79,769
C-Class	474,535
H-Class**	29,686
Portfolio accounting fees	277,630
Short interest expense	5,061,422
Custodian fees	34,078
Trustees’ fees*	25,580
Miscellaneous	384,030
Total expenses	9,995,760
Net investment loss	(9,014,925)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(161,780)
Futures contracts	(33,058,090)
Securities sold short	(38,858,220)
Net realized loss	(72,078,090)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(20,072)
Investments in affiliated issuers	(75,777)
Securities sold short	(297,836)
Futures contracts	(511,861)
Net change in unrealized appreciation (depreciation)	(905,546)
Net realized and unrealized loss	(72,983,636)
Net decrease in net assets resulting from operations	$(81,998,561)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: September 18, 2014.

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(9,014,925)	$(15,338,405)
Net realized gain (loss) on investments	(72,078,090)	11,531,426
Net change in unrealized appreciation (depreciation) on investments	(905,546)	(1,471,301)
Net decrease in net assets resulting from operations	(81,998,561)	(5,278,280)

Capital share transactions:
Proceeds from sale of shares
Investor Class	297,049,590	1,212,780,870
Advisor Class	2,869,893,061	5,382,740,545
A-Class	9,691,719	105,073,218
C-Class	31,214,542	28,159,469
H-Class*	1,071,187,111	—
Cost of shares redeemed
Investor Class	(332,060,409)	(1,181,336,410)
Advisor Class	(2,856,681,364)	(5,368,048,897)
A-Class	(29,814,806)	(88,137,870)
C-Class	(40,220,259)	(28,117,046)
H-Class*	(1,021,206,700)	—
Net increase (decrease) from capital share transactions	(947,515)	63,113,879
Net increase (decrease) in net assets	(82,946,076)	57,835,599

Net assets:
Beginning of year	301,596,370	243,760,771
End of year	$218,650,294	$301,596,370
Accumulated net investment loss at end of year	$(1,507,712)	$(4,248,821)

Capital share activity:
Shares sold
Investor Class	7,228,729	25,688,339	**
Advisor Class	70,764,860	119,675,656	**
A-Class	258,256	2,241,652	**
C-Class	864,726	674,822	**
H-Class*	29,826,219	—
Shares redeemed
Investor Class	(8,137,808)	(25,096,700	)**
Advisor Class	(70,800,361)	(119,576,482	)**
A-Class	(751,587)	(1,893,603	)**
C-Class	(1,130,632)	(677,648	)**
H-Class*	(28,562,804)	—
Net increase (decrease) in shares	(440,402)	1,036,036	**

*	Since commencement of operations: September 18, 2014.
**
Reverse Share Split — Capital share acitivity for the periods presented through February 21, 2014 has been restated to reflect a 1:5 reverse share split effective February 21, 2014. See Note 14 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]	Year Ended March 31, 2012[c]	Year Ended March 31, 2011[c]
Per Share Data
Net asset value, beginning of period	$46.01	$43.94	$48.33	$65.42	$73.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.15)	(1.65)	(1.20)	(2.15)	(3.10)
Net gain (loss) on investments (realized and unrealized)	(9.08)	3.72	(3.19)	(14.94)	(4.71)
Total from investment operations	(10.23)	2.07	(4.39)	(17.09)	(7.81)
Net asset value, end of period	$35.78	$46.01	$43.94	$48.33	$65.42

Total Return[b]	(22.23%)	4.69%	(9.10%)	(26.07%)	(10.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$105,696	$177,735	$143,739	$247,454	$406,031
Ratios to average net assets:
Net investment income (loss)	(2.80%)	(3.46%)	(2.82%)	(3.99%)	(4.78%)
Total expenses[e,f]	3.15%	3.50%	2.99%	4.13%	5.06%
Portfolio turnover rate	2,190%	1,097%	1,309%	1,107%	771%

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014 [c]	Year Ended March 28, 2013 [c]	Year Ended March 31, 2012 [c]	Year Ended March 31, 2011 [c]
Per Share Data
Net asset value, beginning of period	$43.73	$41.72	$46.17	$62.98	$70.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.35)	(1.67)	(1.35)	(2.05)	(3.30)
Net gain (loss) on investments (realized and unrealized)	(8.56)	3.68	(3.10)	(14.76)	(4.56)
Total from investment operations	(9.91)	2.01	(4.45)	(16.81)	(7.86)
Net asset value, end of period	$33.82	$43.73	$41.72	$46.17	$62.98

Total Return[b]	(22.66%)	4.87%	(9.64%)	(26.75%)	(11.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,701	$16,679	$11,776	$199,137	$44,798
Ratios to average net assets:
Net investment income (loss)	(3.35%)	(3.69%)	(3.29%)	(4.22%)	(5.28%)
Total expenses[e,f]	3.64%	3.72%	3.45%	4.38%	5.56%
Portfolio turnover rate	2,190%	1,097%	1,309%	1,107%	771%

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]	Year Ended March 31, 2012[c]	Year Ended March 31, 2011[c]
Per Share Data
Net asset value, beginning of period	$44.68	$42.77	$47.18	$64.00	$71.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.23)	(1.73)	(1.35)	(2.25)	(3.20)
Net gain (loss) on investments (realized and unrealized)	(8.79)	3.64	(3.06)	(14.57)	(4.62)
Total from investment operations	(10.02)	1.91	(4.41)	(16.82)	(7.82)
Net asset value, end of period	$34.66	$44.68	$42.77	$47.18	$64.00

Total Return[b]	(22.43%)	4.51%	(9.43%)	(26.25%)	(10.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,580	$49,859	$32,842	$37,607	$73,475
Ratios to average net assets:
Net investment income (loss)	(3.06%)	(3.73%)	(3.20%)	(4.24%)	(5.03%)
Total expenses[e,f]	3.40%	3.78%	3.37%	4.38%	5.31%
Portfolio turnover rate	2,190%	1,097%	1,309%	1,107%	771%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[c]	Year Ended March 28, 2013[c]	Year Ended March 31, 2012[c]	Year Ended March 31, 2011[c]
Per Share Data
Net asset value, beginning of period	$40.35	$38.92	$43.25	$59.09	$66.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.36)	(1.86)	(1.50)	(2.40)	(3.40)
Net gain (loss) on investments (realized and unrealized)	(7.92)	3.29	(2.83)	(13.44)	(4.32)
Total from investment operations	(9.28)	1.43	(4.33)	(15.84)	(7.72)
Net asset value, end of period	$31.07	$40.35	$38.92	$43.25	$59.09

Total Return[b]	(23.00%)	3.73%	(10.06%)	(26.82%)	(11.53%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,874	$57,323	$55,404	$69,472	$114,470
Ratios to average net assets:
Net investment income (loss)	(3.78%)	(4.45%)	(3.96%)	(4.98%)	(5.78%)
Total expenses[e,f]	4.14%	4.49%	4.13%	5.12%	6.06%
Portfolio turnover rate	2,190%	1,097%	1,309%	1,107%	771%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$41.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.52)
Net gain (loss) on investments (realized and unrealized)	(6.66)
Total from investment operations	(7.18)
Net asset value, end of period	$34.67

Total Return[b]	(17.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,800
Ratios to average net assets:
Net investment income (loss)	(2.75%)
Total expenses[e,f]	3.07%
Portfolio turnover rate	2,190%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]
Reverse share split — Per share amounts for the periods presented through February 21, 2014 have been restated to reflect a 1:5 reverse share split effective February 21, 2014. See Note 14 in Notes to Financial Statements.

[d]
Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since the commencement of operations of the Class.

[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratio for the period and years ended would be:

	03/31/15	03/31/14	03/28/13	03/31/12	03/31/11
Investor Class	1.40%	1.41%	1.39%	1.39%	1.42%
Advisor Class	1.90%	1.91%	1.88%	1.87%	1.91%
A-Class	1.65%	1.66%	1.64%	1.65%	1.67%
C-Class	2.40%	2.41%	2.39%	2.40%	2.42%
H-Class	1.60%	—	—	—	—

162 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

High Yield Strategy Fund H-Class returned 4.14% for the one-year period ended March 31, 2015. For comparison, the Barclays U.S. Corporate High Yield Index returned 2.00%.

The communications and consumer non-cyclical industries contributed most to the performance of the Barclays High Yield index. The energy and basic industry segments detracted most.

From a ratings perspective, credits with a BB+ rating contributed most to the performance of the Barclays High Yield index, followed by holdings with a lower, BB rating. The category of bonds detracting most from return was that with a CCC+ rating.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31,2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 163

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative instruments such as high yield credit default swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	10.1%
Guggenheim Strategy Fund II	5.3%
SPDR Barclays High Yield Bond ETF	2.3%
iShares iBoxx $ High Yield Corporate Bond ETF	1.8%
Total	19.5%

“Largest Holdings” exclude any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	Since Inception (04/16/07)
A-Class Shares	4.06%	9.24%	6.63%
A-Class Shares with sales charge†	-0.87%	8.18%	5.98%
C-Class Shares	3.33%	8.45%	5.84%
C-Class Shares with CDSC‡	2.33%	8.45%	5.84%
H-Class Shares	4.14%	9.34%	6.67%
Barclays U.S. Corporate High Yield Index	2.00%	8.59%	7.83%
S&P 500 Index	12.73%	14.47%	6.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Barclays U.S. Corporate High Yield Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

164 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
HIGH YIELD STRATEGY FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 4.1%
SPDR Barclays High Yield Bond ETF1	360,542	$14,140,457
iShares iBoxx $ High Yield Corporate Bond ETF	127,947	11,593,278
Total Exchange-Traded Funds
(Cost $25,573,572)		25,733,735

MUTUAL FUNDS† - 15.4%
Guggenheim Strategy Fund I2	2,582,943	64,315,270
Guggenheim Strategy Fund II2	1,356,206	33,783,080
Total Mutual Funds
(Cost $97,901,168)		98,098,350

	Face Amount

REPURCHASE AGREEMENTS††,3 - 68.6%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$341,794,905	341,794,905
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	52,233,517	52,233,517
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	41,925,984	41,925,984
Total Repurchase Agreements
(Cost $435,954,406)		435,954,406

SECURITIES LENDING COLLATERAL††,4 - 1.7%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	7,049,883	7,049,883
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	2,425,160	2,425,160
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	1,251,777	1,251,777
Total Securities Lending Collateral
(Cost $10,726,820)		10,726,820

Total Investments - 89.8%
(Cost $570,155,966)		$570,513,311
Other Assets & Liabilities, net - 10.2%		64,696,508
Total Net Assets - 100.0%		$635,209,819

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2015 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $540,793,859)	4,499	$2,913,204

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS PROTECTION SOLD††,5
Index	Counterparty	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Paid	Unrealized Appreciation
CDX.NA.HY.24 Index	Goldman Sachs International	5.00%	06/20/20	$ 218,000,000	$ (233,399,127)	$ 14,868,241	$ 530,886
CDX.NA.HY.24 Index	Barclays Bank plc	5.00%	06/20/20	392,750,000	(420,493,155)	26,619,681	1,123,474

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Affiliated issuer — See Note 12.
3	Repurchase Agreements — See Note 5.
4	Securities lending collateral — See Note 6.
5	Credit Default Swaps — See Note 7.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 165

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments in unaffiliated issuers, at value – including $10,605,088 of securities loaned (cost $25,573,572)	$25,733,735
Investments in affiliated issuers, at value (cost $97,901,168)	98,098,350
Repurchase agreements, at value (cost $446,681,226)	446,681,226
Total investments (cost $570,155,966)	570,513,311
Unamortized upfront premiums paid on credit default swaps	41,487,922
Segregated cash with broker	3,900,780
Unrealized appreciation on swap agreements	1,654,360
Receivables:
Fund shares sold	49,016,758
Protection fees on credit default swaps	1,017,917
Variation margin	810,304
Dividends	109,749
Securities lending income	1,029
Interest	392
Total assets	668,512,522

Liabilities:
Segregated cash from broker	11,133,571
Payable for:
Return of securities loaned	10,883,600
Fund shares redeemed	7,194,198
Securities purchased	3,231,450
Management fees	374,090
Distribution and service fees	126,652
Transfer agent and administrative fees	124,697
Portfolio accounting fees	40,350
Miscellaneous	194,095
Total liabilities	33,302,703
Commitments and contingent liabilities (Note 15)	—
Net assets	$635,209,819

Net assets consist of:
Paid in capital	$631,799,795
Undistributed net investment income	5,031,017
Accumulated net realized loss on investments	(6,545,902)
Net unrealized appreciation on investments	4,924,909
Net assets	$635,209,819

A-Class:
Net assets	$10,122,751
Capital shares outstanding	424,676
Net asset value per share	$23.84
Maximum offering price per share (Net asset value divided by 95.25%)	$25.03

C-Class:
Net assets	$3,632,494
Capital shares outstanding	165,069
Net asset value per share	$22.01

H-Class:
Net assets	$621,454,574
Capital shares outstanding	26,005,389
Net asset value per share	$23.90

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends from securities of affiliated issuers	$772,788
Dividends from securities of unaffiliated issuers	479,450
Income from securities lending, net	53,602
Interest	22,967
Total investment income	1,328,807

Expenses:
Management fees	1,478,728
Transfer agent and administrative fees	492,909
Distribution and service fees:
A-Class	30,109
C-Class	41,676
H-Class	452,381
Portfolio accounting fees	178,891
Custodian fees	22,963
Trustees’ fees*	9,684
Line of credit fees	157
Miscellaneous	215,487
Total expenses	2,922,985
Net investment loss	(1,594,178)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(476,303)
Investments in affiliated issuers	(179,045)
Swap agreements	1,378,969
Futures contracts	(1,139,814)
Net realized loss	(416,193)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,169)
Investments in affiliated issuers	215,582
Swap agreements	1,362,705
Futures contracts	3,408,616
Net change in unrealized appreciation (depreciation)	4,983,734
Net realized and unrealized gain	4,567,541
Net increase in net assets resulting from operations	$2,973,363

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

166 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,594,178)	$(1,603,218)
Net realized gain (loss) on investments	(416,193)	9,208,805
Net change in unrealized appreciation (depreciation) on investments	4,983,734	(2,328,385)
Net increase in net assets resulting from operations	2,973,363	5,277,202

Distributions to shareholders from:
Net investment income
A-Class	—	(1,483,249)
C-Class	—	(223,483)
H-Class	—	(4,204,914)
Net realized gains
A-Class	—	(3,838,006)
C-Class	—	(578,277)
H-Class	—	(10,880,499)
Total distributions to shareholders	—	(21,208,428)

Capital share transactions:
Proceeds from sale of shares
A-Class	111,821,153	191,756,789
C-Class	6,349,542	21,843,169
H-Class	1,444,459,495	546,082,437
Distributions reinvested
A-Class	—	2,855,693
C-Class	—	726,119
H-Class	—	12,967,381
Cost of shares redeemed
A-Class	(114,269,767)	(188,407,437)
C-Class	(7,975,098)	(23,916,955)
H-Class	(913,063,243)	(894,910,014)
Net increase (decrease) from capital share transactions	527,322,082	(331,002,818)
Net increase (decrease) in net assets	530,295,445	(346,934,044)

Net assets:
Beginning of year	104,914,374	451,848,418
End of year	$635,209,819	$104,914,374
Undistributed net investment income at end of year	$5,031,017	$—

Capital share activity:
Shares sold
A-Class	4,778,273	7,639,730
C-Class	295,743	915,383
H-Class	61,500,842	21,905,501
Shares issued from reinvestment of distributions
A-Class	—	126,079
C-Class	—	34,397
H-Class	—	571,502
Shares redeemed
A-Class	(4,899,564)	(7,648,199)
C-Class	(370,259)	(1,002,209)
H-Class	(39,302,340)	(35,953,373)
Net increase (decrease) in shares	22,002,695	(13,411,189)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 167

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$22.89	$25.16	$22.93	$21.98	$20.42
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.30)	(.22)	(.27)	(.30)
Net gain (loss) on investments (realized and unrealized)	1.10	2.13	3.13	1.77	3.37
Total from investment operations	.95	1.83	2.91	1.50	3.07
Less distributions from:
Net investment income	—	(1.14)	(.43)	(.55)	(1.51)
Net realized gains	—	(2.96)	(.25)	—	—
Total distributions	—	(4.10)	(.68)	(.55)	(1.51)
Net asset value, end of period	$23.84	$22.89	$25.16	$22.93	$21.98

Total Return[b]	4.06%	7.53%	12.86%	6.94%	15.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,123	$12,499	$10,777	$11,890	$14,561
Ratios to average net assets:
Net investment income (loss)	(0.63%)	(1.21%)	(0.92%)	(1.21%)	(1.40%)
Total expenses[c]	1.50%	1.53%	1.50%	1.49%	1.54%
Portfolio turnover rate	393%	205%	95%	583%	—

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$21.29	$23.83	$21.92	$21.19	$19.87
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.44)	(.37)	(.45)	(.45)
Net gain (loss) on investments (realized and unrealized)	.99	2.00	2.96	1.73	3.28
Total from investment operations	.72	1.56	2.59	1.28	2.83
Less distributions from:
Net investment income	—	(1.14)	(.43)	(.55)	(1.51)
Net realized gains	—	(2.96)	(.25)	—	—
Total distributions	—	(4.10)	(.68)	(.55)	(1.51)
Net asset value, end of period	$22.01	$21.29	$23.83	$21.92	$21.19

Total Return[b]	3.33%	6.74%	11.98%	6.16%	14.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,632	$5,100	$6,958	$7,343	$6,129
Ratios to average net assets:
Net investment income (loss)	(1.25%)	(1.89%)	(1.62%)	(2.10%)	(2.13%)
Total expenses[c]	2.25%	2.28%	2.27%	2.25%	2.28%
Portfolio turnover rate	393%	205%	95%	583%	—

168 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$22.94	$25.12	$22.90	$21.95	$20.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.24)	(.24)	(.28)	(.30)
Net gain (loss) on investments (realized and unrealized)	1.15	2.16	3.14	1.78	3.38
Total from investment operations	.96	1.92	2.90	1.50	3.08
Less distributions from:
Net investment income	—	(1.14)	(.43)	(.55)	(1.51)
Net realized gains	—	(2.96)	(.25)	—	—
Total distributions	—	(4.10)	(.68)	(.55)	(1.51)
Net asset value, end of period	$23.90	$22.94	$25.12	$22.90	$21.95

Total Return[b]	4.14%	7.86%	12.83%	6.95%	15.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$621,455	$87,315	$434,113	$266,950	$116,106
Ratios to average net assets:
Net investment income (loss)	(0.81%)	(0.97%)	(0.99%)	(1.26%)	(1.38%)
Total expenses[c]	1.46%	1.53%	1.51%	1.49%	1.53%
Portfolio turnover rate	393%	205%	95%	583%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 169

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

Inverse High Yield Strategy Fund H-Class returned -8.84% for the one year period ended March 31, 2015. For comparison, the Barclays U.S. Corporate High Yield Index returned 2.00%.

The communications and consumer non-cyclical industries contributed most to the performance of the Barclays High Yield index. The energy and basic industry segments detracted most.

From a ratings perspective, credits with a BB+ rating contributed most to the performance of the Barclays High Yield index, followed by holdings with a lower, BB rating. The category of bonds detracting most from return was that with a CCC+ rating.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31,2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

170 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	22.4%
Guggenheim Strategy Fund II	22.3%
Total	44.7%

“Largest Holdings” exclude any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	Since Inception (04/16/07)
A-Class Shares	-9.59%	-12.97%	-10.94%
A-Class Shares with sales charge†	-13.88%	-13.81%	-11.48%
C-Class Shares	-9.49%	-13.48%	-11.48%
C-Class Shares with CDSC‡	-10.40%	-13.48%	-11.48%
H-Class Shares	-8.84%	-12.78%	-10.79%
Barclays U.S. Corporate High Yield Index	2.00%	8.59%	7.83%
S&P 500 Index	12.73%	14.47%	6.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Barclays U.S. Corporate High Yield Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 171

SCHEDULE OF INVESTMENTS	March 31, 2015
INVERSE HIGH YIELD STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 44.7%
Guggenheim Strategy Fund I1	29,027	$722,765
Guggenheim Strategy Fund II1	29,003	722,472
Total Mutual Funds
(Cost $1,443,200)		1,445,237

	Face Amount

REPURCHASE AGREEMENTS††,2 - 51.9%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$1,313,437	1,313,437
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	200,721	200,721
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	161,112	161,112
Total Repurchase Agreements
(Cost $1,675,270)		1,675,270

Total Investments - 96.6%
(Cost $3,118,470)		$3,120,507
Other Assets & Liabilities, net - 3.4%		108,903
Total Net Assets - 100.0%		$3,229,410

	Contracts	Unrealized Loss

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
June 2015 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $2,884,875)	24	$(17,919)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT PROTECTION PURCHASED††
Index	Counterparty	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Received	Unrealized Depreciation
CDX.NA.HY.24 Index	Barclays Bank plc	5.00%	06/20/20	$ 3,250,000	$ 3,479,574	$ (219,902)	$ (9,672)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	Repurchase Agreements — See Note 5.
plc — Public Limited Company

172 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value (cost $1,443,200)	$1,445,237
Repurchase agreements, at value (cost $1,675,270)	1,675,270
Total investments (cost $3,118,470)	3,120,507
Segregated cash with broker	356,047
Receivables:
Fund shares sold	6,337
Dividends	1,961
Interest	2
Total assets	3,484,854

Liabilities:
Unamortized upfront premiums received on credit default swaps	219,902
Unrealized depreciation on swap agreements	9,672
Payable for:
Protection fees on credit default swaps	5,417
Variation margin	4,688
Management fees	4,058
Securities purchased	1,961
Distribution and service fees	1,803
Transfer agent and administrative fees	1,353
Portfolio accounting fees	541
Fund shares redeemed	6
Miscellaneous	6,043
Total liabilities	255,444
Commitments and contingent liabilities (Note 15)	—
Net assets	$3,229,410

Net assets consist of:
Paid in capital	$20,247,978
Accumulated net investment loss	(81,106)
Accumulated net realized loss on investments	(16,911,908)
Net unrealized depreciation on investments	(25,554)
Net assets	$3,229,410

A-Class:
Net assets	$371,578
Capital shares outstanding	19,318
Net asset value per share	$19.23
Maximum offering price per share (Net asset value divided by 95.25%)	$20.19

C-Class:
Net assets	$734,014
Capital shares outstanding	40,090
Net asset value per share	$18.31

H-Class:
Net assets	$2,123,818
Capital shares outstanding	109,045
Net asset value per share	$19.48

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends	$89,136
Interest	1,459
Total investment income	90,595

Expenses:
Management fees	125,702
Transfer agent and administrative fees	41,901
Distribution and service fees:
A-Class	22,920
C-Class	10,400
H-Class	16,380
Portfolio accounting fees	16,760
Registration fees	14,469
Custodian fees	1,991
Trustees’ fees*	1,480
Miscellaneous	9,172
Total expenses	261,175
Net investment loss	(170,580)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(45,935)
Swap agreements	(992,480)
Futures contracts	(1,000,814)
Net realized loss	(2,039,229)
Net change in unrealized appreciation (depreciation) on:
Investments	2,037
Swap agreements	14,031
Futures contracts	(43,580)
Net change in unrealized appreciation (depreciation)	(27,512)
Net realized and unrealized loss	(2,066,741)
Net decrease in net assets resulting from operations	$(2,237,321)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 173

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(170,580)	$(457,841)
Net realized loss on investments	(2,039,229)	(1,803,174)
Net change in unrealized appreciation (depreciation) on investments	(27,512)	31,991
Net decrease in net assets resulting from operations	(2,237,321)	(2,229,024)

Capital share transactions:
Proceeds from sale of shares
A-Class	159,702,077	143,759,590
C-Class	1,688,742	10,211,762
H-Class	127,515,789	283,765,472
Cost of shares redeemed
A-Class	(163,681,021)	(137,648,553)
C-Class	(2,426,887)	(10,474,214)
H-Class	(126,501,026)	(289,618,110)
Net decrease from capital share transactions	(3,702,326)	(4,053)
Net decrease in net assets	(5,939,647)	(2,233,077)

Net assets:
Beginning of year	9,169,057	11,402,134
End of year	$3,229,410	$9,169,057
Accumulated net investment loss at end of year	$(81,106)	$(181,265)

Capital share activity:
Shares sold
A-Class	7,767,769	6,275,459
C-Class	86,161	459,566
H-Class	6,204,216	12,130,203
Shares redeemed
A-Class	(7,990,799)	(6,039,639)
C-Class	(123,220)	(471,060)
H-Class	(6,209,959)	(12,398,442)
Net decrease in shares	(265,832)	(43,913)

174 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$21.27	$23.98	$28.15	$31.99	$38.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.35)	(.37)	(.43)	(.47)
Net gain (loss) on investments (realized and unrealized)	(1.83)	(2.36)	(3.80)	(3.41)	(6.05)
Total from investment operations	(2.04)	(2.71)	(4.17)	(3.84)	(6.52)
Net asset value, end of period	$19.23	$21.27	$23.98	$28.15	$31.99

Total Return[b]	(9.59%)	(11.30%)	(14.81%)	(11.98%)	(16.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$372	$5,155	$157	$556	$1,512
Ratios to average net assets:
Net investment income (loss)	(1.02%)	(1.52%)	(1.38%)	(1.39%)	(1.39%)
Total expenses[c]	1.52%	1.54%	1.49%	1.51%	1.53%
Portfolio turnover rate	784%	—	—	—	—

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$20.23	$22.98	$27.21	$31.12	$37.77
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.50)	(.53)	(.55)	(.72)
Net gain (loss) on investments (realized and unrealized)	(1.62)	(2.25)	(3.70)	(3.36)	(5.93)
Total from investment operations	(1.92)	(2.75)	(4.23)	(3.91)	(6.65)
Net asset value, end of period	$18.31	$20.23	$22.98	$27.21	$31.12

Total Return[b]	(9.49%)	(11.97%)	(15.51%)	(12.60%)	(17.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$734	$1,561	$2,037	$693	$2,535
Ratios to average net assets:
Net investment income (loss)	(1.53%)	(2.28%)	(2.13%)	(1.87%)	(2.13%)
Total expenses[c]	2.25%	2.30%	2.25%	2.26%	2.28%
Portfolio turnover rate	784%	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 175

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$21.37	$24.04	$28.22	$32.04	$38.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.35)	(.36)	(.47)	(.50)
Net gain (loss) on investments (realized and unrealized)	(1.70)	(2.32)	(3.82)	(3.35)	(6.06)
Total from investment operations	(1.89)	(2.67)	(4.18)	(3.82)	(6.56)
Net asset value, end of period	$19.48	$21.37	$24.04	$28.22	$32.04

Total Return[b]	(8.84%)	(11.11%)	(14.81%)	(11.92%)	(16.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,124	$2,453	$9,208	$13,357	$9,699
Ratios to average net assets:
Net investment income (loss)	(0.93%)	(1.50%)	(1.38%)	(1.51%)	(1.38%)
Total expenses[c]	1.51%	1.52%	1.50%	1.51%	1.53%
Portfolio turnover rate	784%	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

176 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the one-year period ended March 31, 2015, U.S. Government Money Market Fund returned 0.00%.

Interest rates defied expectations and continued to decline throughout the period. Short-term government agency and repurchase agreement rates were range-bound through the third quarter of 2014, and remained so for much of the rest of the period. Short-term rates were “anchored” by the Federal Reserve’s monetary policy. The Fed’s chair, Janet Yellen, maintained that the central bank would keep short-term rates low until the data around employment and inflation indicated otherwise. The Federal Reserve controls the fed funds rate. This rate, which guides other short-term rates, has been set close to zero since 2008.

Even though strict regulations of government money market funds can result in lower yields, such funds may also have a high degree of safety and liquidity.

Performance displayed represents past performance, which is no guarantee of future results.

An investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings Diversification (Market Exposure as % of Net Assets)

FADN — Federal Agency Discount Note
FAN — Federal Agency Note

Inception Date: June 18, 2012

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Money Market Class	0.00%	0.00%	1.18%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

THE RYDEX FUNDS ANNUAL REPORT | 177

SCHEDULE OF INVESTMENTS	March 31, 2015
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 36.1%
Farmer Mac1
0.01% due 04/01/15	$200,000,000	$200,000,000
0.15% due 09/25/15	15,000,000	14,989,306
0.17% due 10/08/15	10,000,000	9,991,028
0.20% due 11/12/15	8,000,000	7,990,250
Total Farmer Mac		232,970,584
Freddie Mac2
0.14% due 10/01/15	10,000,000	9,992,883
Federal Farm Credit Bank1
0.14% due 09/28/15	5,000,000	4,996,500
Federal Home Loan Bank[1]
0.15% due 10/05/15	3,000,000	2,997,663
Total Federal Agency Discount Notes
(Cost $250,957,630)		250,957,630

FEDERAL AGENCY NOTES†† - 11.5%
Federal Home Loan Bank[1]
0.35% due 03/07/16	20,000,000	20,000,000
0.30% due 12/30/15	20,000,000	20,000,000
0.17% due 07/22/15	10,000,000	10,000,000
0.12% due 07/17/15	10,000,000	9,998,752
Total Federal Home Loan Bank		59,998,752
Federal Farm Credit Bank1
0.19% due 10/01/15	10,000,000	10,000,000
Farmer Mac1
0.19% due 09/09/15	10,000,000	9,998,323
Total Federal Agency Notes
(Cost $79,997,075)		79,997,075

COMMERCIAL PAPER†† - 21.1%
UBS Finance Delaware LLC
0.27% due 04/17/15	15,000,000	14,998,200
Sheffield Receivables Corporation
0.18% due 05/04/15	15,000,000	14,997,525
General RE Corp.
0.13% due 06/08/15	15,000,000	14,996,317
AstraZeneca plc
0.11% due 06/22/15	15,000,000	14,996,242
American Honda Finance Corp.
0.12% due 06/23/15	15,000,000	14,995,850
ING US Funding, LLC
0.25% due 06/03/15	10,000,000	9,995,682
0.24% due 06/03/15	5,000,000	4,997,841
Total ING US Funding, LLC		14,993,523
Prudential plc
0.20% due 07/10/15	15,000,000	14,991,667
Nestle Capital Corp.
0.20% due 07/13/15	15,000,000	14,991,417
General Electric Capital Corp.
0.24% due 09/02/15	15,000,000	14,984,600
Abbott Laboratories
0.13% due 04/10/15	10,000,000	9,999,675
Societe Generale North America, Inc.
0.33% due 06/05/15	1,200,000	1,199,285
Total Commercial Paper
(Cost $146,144,301)		146,144,301

REPURCHASE AGREEMENTS†† - 48.2%
Individual Repurchase Agreement
HSBC Group Issued 03/31/15 at 0.03% due 04/01/15 (secured by U.S. Treasury Strips, 0.03% 05/15/18 – 02/15/24 with a value of $175,536,100) to be repurchased at $150,797,921	150,797,795	150,797,795

Joint Repurchase Agreements3
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	144,230,067	144,230,067
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	22,041,416	22,041,416
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	17,691,859	17,691,859
Total Repurchase Agreements
(Cost $334,761,137)		334,761,137

Total Investments - 116.9%
(Cost $811,860,143)		$811,860,143
Other Assets & Liabilities, net - (16.9)%		(117,311,408)
Total Net Assets - 100.0%		$694,548,735

††	Value determined based on Level 2 inputs — See Note 4.
1	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
2	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
3	Repurchase Agreements — See Note 5.
plc — Public Limited Company

178 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value (cost $477,099,006)	$477,099,006
Repurchase agreements, at value (cost $334,761,137)	334,761,137
Total investments (cost $811,860,143)	811,860,143
Receivables:
Fund shares sold	23,911,117
Interest	40,092
Total assets	835,811,352

Liabilities:
Overdraft due to custodian bank	2,521
Payable for:
Fund shares redeemed	140,880,870
Portfolio accounting fees	2,460
Transfer agent and administrative fees	1,034
Miscellaneous	375,732
Total liabilities	141,262,617
Commitments and contingent liabilities (Note 15)	—
Net assets	$694,548,735

Net assets consist of:
Paid in capital	$694,566,525
Undistributed net investment income	—
Accumulated net realized loss on investments	(17,790)
Net assets	$694,548,735
Capital shares outstanding	695,142,766
Net asset value per share	$1.00

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Interest	$657,625
Total investment income	657,625

Expenses:
Management fees	4,110,336
Transfer agent and administrative fees	1,644,153
Portfolio accounting fees	582,481
Registration fees	581,800
Custodian fees	95,887
Trustees’ fees*	60,412
Line of credit fees	5
Miscellaneous	479,720
Total expenses	7,554,794
Less:
Expenses waived by service company	(2,223,213)
Expenses waived by Adviser	(4,674,256)
Total waived expenses	(6,897,469)
Net expenses	657,325
Net investment income	300

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(17,790)
Net realized loss	(17,790)
Net decrease in net assets resulting from operations	$(17,490)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 179

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$300	$337
Net realized gain (loss) on investments	(17,790)	21,943
Net increase (decrease) in net assets resulting from operations	(17,490)	22,280

Distributions to shareholders from:
Net investment income	(526)	(335)
Net realized gains	(21,943)	(1,204)
Total distributions to shareholders	(22,469)	(1,539)

Capital share transactions:
Proceeds from sale of shares	10,417,562,989	12,276,487,338
Distributions reinvested	22,085	1,240
Cost of shares redeemed	(10,503,131,193)	(12,344,744,809)
Net decrease from capital share transactions	(85,546,119)	(68,256,231)
Net decrease in net assets	(85,586,078)	(68,235,490)

Net assets:
Beginning of year	780,134,813	848,370,303
End of year	$694,548,735	$780,134,813
Undistributed net investment income at end of year	$—	$225

Capital share activity:
Shares sold	10,417,562,989	12,276,487,140
Shares issued from reinvestment of distributions	22,293	1,240
Shares redeemed	(10,503,131,193)	(12,344,744,809)
Net decrease in shares	(85,545,911)	(68,256,429)

180 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Money Market Class[a]	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013	Period Ended March 31, 2012	Period Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	— [b]	— [b]	— [b]	— [b]	— [b]
Net gain (loss) on investments (realized and unrealized)	— [b]	— [b]	— [b]	— [b]	— [b]
Total from investment operations	— [b]	— [b]	— [b]	— [b]	— [b]
Less distributions from:
Net investment income	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Net realized gains	(—)[b]	(—)[b]	—	(—)[b]	(—)[b]
Total distributions	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.00%	0.00%	0.00%	0.00%	0.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$694,549	$780,135	$848,370	$607,565	$833,899
Ratios to average net assets:
Net investment income (loss)	0.00%[d]	0.00%[d]	0.00%[d]	0.00%[d]	0.01%
Total expenses	0.92%	0.93%	0.95%	0.91%	0.94%
Net expenses[c]	0.08%	0.09%	0.17%	0.11%	0.22%
Portfolio turnover rate	—	—	—	—	—

[a]
Effective June 15, 2012, the Fund’s Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares and Investor2 Class shares were converted into the newly created Money Market Class. The financial highlights for periods prior to that date reflect the performance of the former Investor Class.

[b]	Less than $0.01 per share.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 181

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC. At March 31, 2015, the Trust consisted of fifty-two funds.

This report covers the Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and U.S. Government Money Market Fund (the “Funds”). Only Investor Class, Advisor Class, A-Class, C-Class, H-Class and Money Market Class shares had been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Russell 2000® Fund and the S&P 500® Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2015, afternoon NAV.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance

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NOTES TO FINANCIAL STATEMENTS (continued)

departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business. Other debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, which approximates market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of OTC swap agreements and credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap's value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees.

Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

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NOTES TO FINANCIAL STATEMENTS (continued)

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

D. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

F. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

G. Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

H. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

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NOTES TO FINANCIAL STATEMENTS (continued)

I. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

J. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

The leveraged Funds described in this report use derivative instruments to achieve leveraged exposure to their respective underlying indices. Since these Funds’ investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. In addition, as investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, this creates an opportunity for increased net income but, at the same time, additional leverage risk. The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile and riskier than if they had not been leveraged.

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NOTES TO FINANCIAL STATEMENTS (continued)

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at their annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI has contractually agreed to reduce fees and/or reimburse expenses for the Monthly Rebalance NASDAQ-100® 2x Strategy Fund to the extent necessary to keep net operating expenses for A-Class, C-Class and H-Class shares (including Rule 12b-1 fees if any) (excluding brokerage, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) from exceeding 1.35%, 2.10% and 1.35% of the Fund’s A-Class, C-Class and H-Class shares average daily net assets, respectively. The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.35%, 2.10% and 1.35%, respectively. This agreement may be terminated only with the approval of the Fund’s Board of Trustees. In any event, this undertaking will continue until November 28, 2015.

RFS provides transfer agent and administrative services to the Funds for fees calculated at the annualized rates below, based on the average daily net assets of the Funds. For these services, RFS receives the following:

Fund	Transfer Agent and Administrative Fees (as a % of Net Assets)
Government Long Bond 1.2x Strategy Fund	0.20%
U.S. Government Money Market Fund	0.20%
Remaining Funds	0.25%

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
S&P 500® Fund	0.15%
Russell 2000® Fund	0.15%
Remaining Funds
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution and Shareholder Services Plan applicable to its Advisor Class shares and a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services. With regard to Advisor Class shares only, if a Service Provider provides shareholder services, GFD will receive shareholder servicing fees from the Funds at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for

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NOTES TO FINANCIAL STATEMENTS (continued)

providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

For the year ended March 31, 2015, GFD retained sales charges of $360,571 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1   —     quoted prices in active markets for identical assets or liabilities.

Level 2   —     significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3   —     significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ investments at March 31, 2015:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
Nova Fund	$141,762,279	$51,181	$5,717,647	$287,457	$—	$147,818,564
S&P 500® Fund	268,606,807	41,574	26,757,947	7,629	—	295,413,957
Inverse S&P 500® Strategy Fund	21,538,257	123,544	52,559,292	—	—	74,221,093
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	289,845,030	392,662	12,012,350	153,803	—	302,403,845
Inverse NASDAQ-100® Strategy Fund	1,924,197	4,490	6,026,650	—	—	7,955,337
Mid-Cap 1.5x Strategy Fund	15,085,461	518	7,410,657	275,813	—	22,772,449
Inverse Mid-Cap Strategy Fund	707,700	—	2,960,147	—	—	3,667,847
Russell 2000® 1.5x Strategy Fund	15,312,290	14,055	2,072,129	170,033	1,776	17,570,283
Russell 2000® Fund	481,683	345,765	44,015,452	46,256	3,963	44,893,119
Inverse Russell 2000® Strategy Fund	2,144,238	5,760	6,498,044	—	—	8,648,042
Government Long Bond 1.2x Strategy Fund	10,165,485	2,433,953	147,007,955	—	—	159,607,393
Inverse Government Long Bond Strategy Fund	53,244,134	—	258,355,211	—	—	311,599,345
High Yield Strategy Fund	123,832,085	2,913,204	446,681,226	1,654,360	—	575,080,875
Inverse High Yield Strategy Fund	1,445,237	—	1,675,270	—	—	3,120,507
U.S. Government Money Market Fund	—	—	811,860,143	—	—	811,860,143

Liabilities
S&P 500® Fund	$—	$—	$—	$22,129	$—	$22,129
Inverse S&P 500® Strategy Fund	—	—	—	440,549	—	440,549
Inverse NASDAQ-100® Strategy Fund	—	—	—	27,392	—	27,392
Inverse Mid-Cap Strategy Fund	—	—	—	44,532	—	44,532
Inverse Russell 2000® Strategy Fund	—	—	—	72,830	—	72,830
Inverse Government Long Bond Strategy Fund	—	981,736	148,964,418	—	—	149,946,154
Inverse High Yield Strategy Fund	—	17,919	—	9,672	—	27,591

*	Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in the investment’s valuation changes. The Funds recognize transfers between the levels as of the beginning of the period. As of March 31, 2015, Russell 2000® 1.5x Strategy Fund and Russell 2000® Fund had securities with a total value of $1,327 and $3,103 respectively, transfer from Level 2 to Level 3 based on a change in availability of market information.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2015, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.03%			0.00%
Due 04/01/15	$922,646,685	$922,647,454	02/15/24 - 05/15/44	$1,876,361,900	$941,099,692

RBC Capital Markets			U.S. Treasury Note
0.05%			2.13%
Due 04/01/15	141,000,000	141,000,196	12/31/21	92,325,000	95,818,749
			U.S. TIP Bond
			3.88%
			04/25/29	22,465,400	48,001,266

UMB Financial Corp.			U.S. Treasury Notes
0.03%			1.38% - 3.25%
Due 04/01/15	113,175,677	113,175,772	11/30/15 - 12/31/16	109,984,100	115,439,211

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At March 31, 2015, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
Nova Fund	$30,716	$31,450
S&P 500® Fund	296,079	306,125
Mid-Cap 1.5x Strategy Fund	24,184	24,750
Russell 2000® 1.5x Strategy Fund	79,905	85,106
Russell 2000® Fund	5,423	6,507
High Yield Strategy Fund	10,605,088	10,883,600

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Cash collateral received was invested in the following joint repurchase agreements at March 31, 2015:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Fannie Mae Strips
0.10%			0.00%
Due 04/01/15	$7,343,923	$7,343,943	11/15/17 - 07/15/37	$8,190,765	$5,637,399
			Federal Farm Credit Bank
			0.19%
			06/12/17	1,853,312	1,853,559

BNP Paribas Securities Corp.			U.S. Treasury Note
0.10%			2.13%
Due 04/01/15	2,526,309	2,526,316	12/31/21	1,161,256	1,196,967
			U.S. Treasury Bond
			4.38%
			05/15/41	1,002,210	1,379,870

Barclays Capital Corp.			U.S. Treasury Strips
0.10%			0.00%
Due 04/01/15	1,303,987	1,303,991	05/15/20 - 05/15/44	2,017,237	1,198,528
			U.S. Treasury Bond
			4.75%
			02/15/41	91,529	131,544

There was also $163,319 in segregated cash held as collateral.

7. Disclosures about Credit Derivatives

In accordance with its principal investment strategy, the High Yield Strategy Fund enters into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The table on page 165 included in the Schedule of Investments summarizes the information with regard to sold protection on credit default swap contracts as of March 31, 2015.

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8. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity	Leverage
Nova Fund	x	x	x
S&P 500 Fund	x	x	—
Inverse S&P 500 Strategy Fund	x	x	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	x	x	x
Inverse NASDAQ-100® Strategy Fund	x	x	—
Mid-Cap 1.5x Strategy Fund	x	x	x
Inverse Mid-Cap Strategy Fund	x	x	—
Russell 2000® 1.5x Strategy Fund	x	x	x
Russell 2000® Fund	x	x	—
Inverse Russell 2000® Strategy Fund	x	x	—
Government Long Bond 1.2x Strategy Fund	x	x	x
Inverse Government Long Bond Strategy Fund	x	x	—
High Yield Strategy Fund	x	x	—
Inverse High Yield Strategy Fund	x	x	—

The following table represents the notional amount of derivative instruments outstanding as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund's Net Assets on a daily basis
Fund	Long	Short
Nova Fund	80%	—
S&P 500® Fund	20%	—
Inverse S&P 500® Strategy Fund	—	100%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	125%	—
Inverse NASDAQ-100® Strategy Fund	—	100%
Mid-Cap 1.5x Strategy Fund	85%	—
Inverse Mid-Cap 1.5x Strategy Fund	—	100%
Russell 2000® 1.5x Strategy Fund	100%	—
Russell 2000® Fund	50%	—
Inverse Russell 2000® Strategy	—	100%
Government Long Bond 1.2x Strategy Fund	65%	—
Inverse Government Long Bond Strategy Fund	—	50%
High Yield Strategy Fund*	80%	—
Inverse High Yield Strategy Fund*	—	90%

*
These Funds utilize a combination of currency and/or financial-linked derivatives to obtain exposure to their benchmarks. The gross derivative instrument exposure is 170% and 190% for the High Yield Strategy Fund and Inverse High Yield Strategy Fund, respectively.

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2015:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2015:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at March 31, 2015
Nova Fund	$51,181	$287,457	$—	$—	$338,638
S&P 500® Fund	41,574	7,629	—	—	49,203
Inverse S&P 500® Strategy Fund	123,544	—	—	—	123,544
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	392,662	153,803	—	—	546,465
Inverse NASDAQ-100® Strategy Fund	4,490	—	—	—	4,490
Mid-Cap 1.5x Strategy Fund	518	275,813	—	—	276,331
Russell 2000® 1.5x Strategy Fund	14,055	170,033	—	—	184,088
Russell 2000® Fund	345,765	46,256	—	—	392,021
Inverse Russell 2000® Strategy Fund	5,760	—	—	—	5,760
Government Long Bond 1.2x Strategy Fund	—	—	2,433,953	—	2,433,953
High Yield Strategy Fund	—	—	2,913,204	1,654,360	4,567,564

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at March 31, 2015
S&P 500® Fund	$—	$22,129	$—	$—	$22,129
Inverse S&P 500® Strategy Fund	—	440,549	—	—	440,549
Inverse NASDAQ-100® Strategy Fund	—	27,392	—	—	27,392
Inverse Mid-Cap Strategy Fund	—	44,532	—	—	44,532
Inverse Russell 2000® Strategy Fund	—	72,830	—	—	72,830
Inverse Government Long Bond Strategy Fund	—	—	981,736	—	981,736
Inverse High Yield Strategy Fund	—	—	17,919	9,672	27,591

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds' Statements of Operations for the year ended March 31, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2015:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Nova Fund	$5,670,134	$5,057,830	$—	$—	$10,727,964
S&P 500® Fund	1,578,529	3,929,346	—	—	5,507,875
Inverse S&P 500® Strategy Fund	(797,822)	(15,580,972)	—	—	(16,378,794)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(2,017,498)	(11,312,459)	—	—	(13,329,957)
Inverse NASDAQ-100® Strategy Fund	206,203	(3,013,781)	—	—	(2,807,578)
Mid-Cap 1.5x Strategy Fund	3,137,237	4,069,403	—	—	7,206,640
Inverse Mid-Cap Strategy Fund	(64,785)	(318,367)	—	—	(383,152)
Russell 2000® 1.5x Strategy Fund	1,055,198	938,921	—	—	1,994,119
Russell 2000® Fund	238,052	2,690,705	—	—	2,928,757
Inverse Russell 2000® Strategy Fund	(215,228)	(2,378,935)	—	—	(2,594,163)
Government Long Bond 1.2x Strategy Fund	—	—	16,256,763	—	16,256,763
Inverse Government Long Bond Strategy Fund	—	—	(33,058,090)	—	(33,058,090)
High Yield Strategy Fund	—	—	(1,139,814)	1,378,969	239,155
Inverse High Yield Strategy Fund	—	—	(1,000,814)	(992,480)	(1,993,294)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Nova Fund	$(221,076)	$(49,146)	$—	$—	$(270,222)
S&P 500® Fund	(433,297)	(624,866)	—	—	(1,058,163)
Inverse S&P 500® Strategy Fund	186,535	148,570	—	—	335,105
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	392,662	153,803	—	—	546,465
Inverse NASDAQ-100® Strategy Fund	4,490	(47,717)	—	—	(43,227)
Mid-Cap 1.5x Strategy Fund	(54,360)	127,516	—	—	73,156
Inverse Mid-Cap Strategy Fund	—	8,735	—	—	8,735
Russell 2000® 1.5x Strategy Fund	116,668	76,757	—	—	193,425
Russell 2000® Fund	416,185	(10,812)	—	—	405,373
Inverse Russell 2000® Strategy Fund	5,760	117,773	—	—	123,533
Government Long Bond 1.2x Strategy Fund	—	—	2,144,605	—	2,144,605
Inverse Government Long Bond Strategy Fund	—	—	(511,861)	—	(511,861)
High Yield Strategy Fund	—	—	3,408,616	1,362,705	4,771,321
Inverse High Yield Strategy Fund	—	—	(43,580)	14,031	(29,549)

9. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and

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NOTES TO FINANCIAL STATEMENTS (continued)

typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$287,457	$—	$287,457	$—	$—	$287,457
S&P 500® Fund	Swap equity contracts	7,629	—	7,629	—	—	7,629
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Swap equity contracts	153,803	—	153,803	—	—	153,803
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	275,813	—	275,813	—	—	275,813
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	170,033	—	170,033	—	—	170,033
Russell 2000® Fund	Swap equity contracts	46,256	—	46,256	—	—	46,256

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
S&P 500® Fund	Swap equity contracts	$22,129	$—	$22,129	$—	$22,129	$—
Inverse S&P 500® Strategy Fund	Swap equity contracts	440,549	—	440,549	—	440,549	—
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	27,392	—	27,392	—	27,392	—
Inverse Mid-Cap Strategy Fund	Swap equity contracts	44,532	—	44,532	—	44,532	—
Inverse Russell 2000® Strategy Fund	Swap equity contracts	72,830	—	72,830	—	72,830	—

[1]	Exchange-traded futures and centrally cleared swaps are excluded from these reported amounts.

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10. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2015, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Nova Fund	$16,397,469
Inverse S&P 500® Strategy Fund	59,724,340
Inverse NASDAQ-100® Strategy Fund	15,380,081
Inverse Mid-Cap Strategy Fund	3,855,787
Inverse Russell 2000® Strategy Fund	13,474,576
Government Long Bond 1.2x Strategy Fund	36,484,848
Inverse Government Long Bond Strategy Fund	60,731,802

The tax character of distributions paid during the year ended March 31, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Nova Fund	$169,151	$—	$—	$169,151
S&P 500® Fund	1,683,213	2,899,418	—	4,582,631
Inverse S&P 500® Strategy Fund	—	—	—	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund *	—	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—	—
Mid-Cap 1.5x Strategy Fund	227,935	409,228	—	637,163
Inverse Mid-Cap Strategy Fund	—	—	—	—
Russell 2000® 1.5x Strategy Fund	—	244,398	—	244,398
Russell 2000® Fund	2,480,559	965,945	—	3,446,504
Inverse Russell 2000® Strategy Fund	—	—	—	—
Government Long Bond 1.2x Strategy Fund	1,497,181	—	18,073	1,515,254
Inverse Government Long Bond Strategy Fund	—	—	—	—
High Yield Strategy Fund	—	—	—	—
Inverse High Yield Strategy Fund	—	—	—	—
U.S. Government Money Market Fund	22,469	—	—	22,469

*	Monthly Rebalance NASDAQ-100® 2x Strategy Fund commenced operations on November 28, 2014.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Nova Fund	$—	$—	$—	$—
S&P 500® Fund	402,265	—	—	402,265
Inverse S&P 500® Strategy Fund	—	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—	—
Mid-Cap 1.5x Strategy Fund	—	—	—	—
Inverse Mid-Cap Strategy Fund	—	—	—	—
Russell 2000® 1.5x Strategy Fund	—	—	—	—
Russell 2000® Fund	2,441,958	—	—	2,441,958
Inverse Russell 2000® Strategy Fund	—	—	—	—
Government Long Bond 1.2x Strategy Fund	1,710,481	—	13,827	1,724,308
Inverse Government Long Bond Strategy Fund	—	—	—	—
High Yield Strategy Fund	21,208,428	—	—	21,208,428
Inverse High Yield Strategy Fund	—	—	—	—
U.S. Government Money Market Fund	1,539	—	—	1,539

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at March 31, 2015 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward and Other Losses
Nova Fund	$261,033	$—	$26,490,485	$(2,155,773)
S&P 500® Fund	2,010,881	—	70,213,513	—
Inverse S&P 500® Strategy Fund	—	—	(450,308)	(320,376,492)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund*	—	—	(3,030,366)	(16,483,994)
Inverse NASDAQ-100® Strategy Fund	—	—	(29,720)	(51,927,921)
Mid-Cap 1.5x Strategy Fund	1,870,707	—	4,233,582	—
Inverse Mid-Cap Strategy Fund	—	—	(45,608)	(13,414,626)
Russell 2000® 1.5x Strategy Fund	978,939	—	2,579,501	—
Russell 2000® Fund	742,891	—	(430,009)	—
Inverse Russell 2000® Strategy Fund	—	—	(73,734)	(53,135,496)
Government Long Bond 1.2x Strategy Fund	—	—	(610,666)	(12,466,827)
Inverse Government Long Bond Strategy Fund	—	—	(7,356,609)	(369,934,149)
High Yield Strategy Fund	5,031,017	—	1,558,177	(3,179,170)
Inverse High Yield Strategy Fund	—	—	(8,738)	(17,009,830)
U.S. Government Money Market Fund	—	—	—	(17,790)

*	Monthly Rebalance NASDAQ-100® 2x Strategy Fund commenced operations on November 28, 2014.

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely

196 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 31, 2015, capital loss carryforwards for the Funds were as follows:

	Expires in	Expires in	Expires in	Expires in	Unlimited		Total Capital Loss
Fund	2016	2017	2018	2019	Short-Term	Long-Term	Carryforward
Nova Fund	$—	$—	$(2,155,773)	$—	$—	$—	$(2,155,773)
S&P 500® Fund	—	—	—	—	—	—	—
Inverse S&P 500® Strategy Fund	—	—	(107,667,355)	(64,265,070)	(127,096,839)	(21,347,228)	(320,376,492)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund*	—	—	—	—	(15,509,092)	(974,902)	(16,483,994)
Inverse NASDAQ-100® Strategy Fund	(8,534,020)	—	(16,105,314)	(9,266,829)	(15,709,230)	(2,281,780)	(51,897,173)
Mid-Cap 1.5x Strategy Fund	—	—	—	—	—	—	—
Inverse Mid-Cap Strategy Fund	(850,800)	—	(6,411,872)	(1,499,847)	(3,836,217)	(802,288)	(13,401,024)
Russell 2000® 1.5x Strategy Fund	—	—	—	—	—	—	—
Russell 2000® Fund	—	—	—	—	—	—	—
Inverse Russell 2000® Strategy Fund	(7,459,340)	—	(15,938,452)	(10,451,551)	(15,503,898)	(3,736,896)	(53,090,137)
Government Long Bond 1.2x Strategy Fund	—	—	—	—	(11,860,594)	(606,233)	(12,466,827)
Inverse Government Long Bond Strategy Fund	(2,188,094)	(24,167,315)	(68,305,233)	(23,242,075)	(203,586,931)	(46,936,789)	(368,426,437)
High Yield Strategy Fund	—	—	—	—	(3,179,170)	—	(3,179,170)
Inverse High Yield Strategy Fund	—	—	(3,356,295)	(4,361,182)	(8,584,610)	(626,637)	(16,928,724)
U.S. Government Money Market Fund	—	—	—	—	(17,790)	—	(17,790)

*	Monthly Rebalance NASDAQ-100® 2x Strategy Fund commenced operations on November 28, 2014.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to late year loss deferrals, losses deferred due to wash sales, utilization of earnings and profits on shareholder redemptions, and "mark to market" of futures contracts and passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on the net assets or NAV.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Nova Fund	$—	$—	$—
S&P 500® Fund	10,695,319	—	(10,695,319)
Inverse S&P 500® Strategy Fund	(61,142,838)	1,418,498	59,724,340
Monthly Rebalance NASDAQ-100® 2x Strategy Fund*	(340,343)	340,343	—
Inverse NASDAQ-100® Strategy Fund	(15,495,824)	115,743	15,380,081
Mid-Cap 1.5x Strategy Fund	10,267,645	337,764	(10,605,409)
Inverse Mid-Cap Strategy Fund	(3,911,560)	55,773	3,855,787
Russell 2000® 1.5x Strategy Fund	5,543,013	236,617	(5,779,630)
Russell 2000® Fund	8,551,027	534,441	(9,085,468)
Inverse Russell 2000® Strategy Fund	(13,848,367)	373,791	13,474,576
Government Long Bond 1.2x Strategy Fund	(18,073)	18,073	—
Inverse Government Long Bond Strategy Fund	(72,487,836)	11,756,034	60,731,802
High Yield Strategy Fund	(18,266)	6,625,195	(6,606,929)
Inverse High Yield Strategy Fund	(848,069)	270,739	577,330
U.S. Government Money Market Fund	(1)	1	—

*	Monthly Rebalance NASDAQ-100® 2x Strategy Fund commenced operations on November 28, 2014.

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Nova Fund	$121,276,898	$26,924,444	$(721,416)	$26,203,028
S&P 500® Fund	225,136,740	71,546,049	(1,318,035)	70,228,014
Inverse S&P 500® Strategy Fund	74,107,308	—	(9,759)	(9,759)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund*	305,041,549	4,743,905	(7,928,074)	(3,184,169)
Inverse NASDAQ-100® Strategy Fund	7,953,175	—	(2,328)	(2,328)
Mid-Cap 1.5x Strategy Fund	18,538,349	3,999,984	(42,215)	3,957,769
Inverse Mid-Cap Strategy Fund	3,668,923	894	(1,970)	(1,076)
Russell 2000® 1.5x Strategy Fund	14,976,727	2,535,524	(126,056)	2,409,468
Russell 2000® Fund	44,977,363	—	(476,265)	(476,265)
Inverse Russell 2000® Strategy Fund	8,643,186	—	(904)	(904)
Government Long Bond 1.2x Strategy Fund	157,784,106	—	(610,666)	(610,666)
Inverse Government Long Bond Strategy Fund	316,216,729	—	(4,617,384)	(4,617,384)
High Yield Strategy Fund	570,609,494	—	(96,183)	(96,183)
Inverse High Yield Strategy Fund	3,119,572	935	—	935
U.S. Government Money Market Fund	811,860,143	58	(58)	—

*	Monthly Rebalance NASDAQ-100® 2x Strategy Fund commenced operations on November 28, 2014.

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2015, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2015:

Fund	Ordinary	Capital
Inverse NASDAQ-100® Strategy Fund	$(30,748)	$—
Inverse Mid-Cap Strategy Fund	(13,602)	—
Inverse Russell 2000® Strategy Fund	(45,359)	—
Inverse Government Long Bond Strategy Fund	(1,507,712)	—
Inverse High Yield Strategy Fund	(81,106)	—

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NOTES TO FINANCIAL STATEMENTS (continued)

11. Securities Transactions

For the year ended March 31, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$530,171,724	$493,255,305
S&P 500® Fund	752,072,082	671,227,559
Inverse S&P 500® Strategy Fund	24,159,287	25,500,000
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	448,369,873	151,793,976
Inverse NASDAQ-100® Strategy Fund	6,339,715	4,400,000
Mid-Cap 1.5x Strategy Fund	234,364,884	243,151,492
Inverse Mid-Cap Strategy Fund	1,020,985	310,000
Russell 2000® 1.5x Strategy Fund	158,008,233	160,288,848
Russell 2000® Fund	250,399,869	287,016,638
Inverse Russell 2000® Strategy Fund	13,884,527	11,700,000
Government Long Bond 1.2x Strategy Fund	43,322,223	33,100,000
Inverse Government Long Bond Strategy Fund	102,199,365	48,600,000
High Yield Strategy Fund	389,476,928	293,847,536
Inverse High Yield Strategy Fund	58,102,494	56,600,000
U.S. Government Money Market Fund	—	—

For the year ended March 31, 2015, the cost of purchases and proceeds from sales of government securities were:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$2,401,754,144	$2,395,761,618
Inverse Government Long Bond Strategy Fund	(2,067,597,266)	(2,109,764,434)

12. Affiliated and/or Related Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2014 is available publicly or upon request. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

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NOTES TO FINANCIAL STATEMENTS (continued)

Transactions during the year ended March 31, 2015 in which the portfolio company is an “affiliated person” are as follows:

Affiliated issuers	Value 03/31/14	Additions	Reductions	Value 03/31/15	Shares 03/31/15	Investment Income	Realized Gain (Loss)	Capital Gain Distributions
Inverse Government Long Bond Strategy Fund
Guggenheim Strategy Fund I	$—	$102,199,366	$(48,600,000)	$53,244,134	2,138,319	$881,692	$(161,780)	$—

High Yield Strategy Fund
Guggenheim Strategy Fund I	$—	$186,816,494	$(122,500,000)	$64,315,270	2,582,943	$373,644	$(78,427)	$—
Guggenheim Strategy Fund II	22,981,600	127,848,608	(117,000,000)	33,783,080	1,356,206	399,144	(100,618)	—
	$22,981,600	$314,665,102	$(239,500,000)	$98,098,350		$772,788	$(179,045)	$—

13. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 13, 2015. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2015. The Funds did not have any borrowings under this agreement at March 31, 2015.

The average daily balances borrowed for the year ended March 31, 2015, were as follows:

Fund	Average Daily Balance
Nova Fund	$44,686
S&P 500® Fund	50,044
Inverse S&P 500® Strategy Fund	84,047
Mid-Cap 1.5x Strategy Fund	61,500
Russell 2000® 1.5x Strategy Fund	79,348
Russell 2000® Fund	2,307
Government Long Bond 1.2x Strategy Fund	805,427
High Yield Strategy Fund	12,361
U.S. Government Money Market Fund	370

14. Reverse Share Splits

A reverse share split occurred for the following funds:

Fund	Effective Date	Split Type
Inverse NASDAQ-100® Strategy Fund	February 21, 2014	One-for-Five Reverse Split
Inverse Mid-Cap Strategy Fund	February 7, 2014	One-for-Three Reverse Split
Inverse Russell 2000® Strategy Fund	February 7, 2014	One-for-Three Reverse Split
Government Long Bond 1.2x Strategy Fund	February 7, 2014	One-for-Three Reverse Split
Inverse Government Long Bond Strategy Fund	February 21, 2014	One-for-Five Reverse Split

The effect of these transactions was to divide the number of outstanding shares of the Fund by the split ratio, resulting in a corresponding increase in net asset value per share. The share transactions presented in the statement of changes in net assets and the per share data in the financial highlights for each of the periods presented prior to the effective date have been restated to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

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NOTES TO FINANCIAL STATEMENTS (continued)

15. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 11-1510 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

The SLCFC appeals have been fully briefed, and oral argument in front of the U.S. Court of Appeals for the Second Circuit occurred on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former

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NOTES TO FINANCIAL STATEMENTS (concluded)

Lyondell shareholders under federal law for intentional fraudulent transfer. A third related action against the former Lyondell shareholders, Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, Adversary Proceeding No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), is pending as well.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Court held oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015. The Court has not yet issued decisions on these motions. Discovery has commenced in these lawsuits.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

202 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and
Shareholders of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund (fifteen of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2015, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (fifteen of the series constituting the Rydex Series Funds) at March 31, 2015, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
May 21, 2015

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OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code (IRC). Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2015, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Nova Fund	100.00%
S&P 500® Fund	46.60%
Mid-Cap 1.5x Strategy Fund	34.78%
Russell 2000 Strategy Fund	3.46%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
Nova Fund	100.00%
S&P 500® Fund	46.03%
Mid-Cap 1.5x Strategy Fund	34.78%
Russell 2000 Strategy Fund	2.52%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2015, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying
S&P 500® Fund	0.00%	100.00%
Mid-Cap 1.5x Strategy Fund	0.00%	100.00%
Russell 2000® Fund	0.00%	100.00%
Government Long Bond 1.2x Strategy Fund	100.00%	0.00%
U.S. Government Money Market Fund	100.00%	100.00%

With respect to the taxable year ended March 31, 2015, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category:	From long-term capital gains, using proceeds from shareholder redemptions:
S&P 500® Fund	$2,899,418	$3,640,724
Mid-Cap 1.5x Strategy Fund	409,228	4,032,982
Russell 2000® 1.5x Strategy Fund	244,398	4,013,079
Russell 2000® Fund	965,945	6,772,304

Board Considerations in Approving the Investment Advisory Agreement for the Monthly Rebalance NASDAQ-100® 2x Strategy Fund

At an in-person meeting of the Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”) held on August 18, 2014 (the “Meeting”), called for the purpose of, among other things, consideration of, and voting on, the approval of the investment advisory agreement applicable to the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, a new series of the Trust (the “Fund”), the Board, including the Trustees who are not “interested persons,” as defined by the Investment

204 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Company Act of 1940, of the Trust (the “Independent Trustees”), unanimously approved the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) with respect to the Fund, based on the Board’s review of qualitative and quantitative information provided by the Advisor.

In reaching the conclusion to approve the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In advance of the Meeting, the Advisor provided the Board with a wide variety of information, including comparisons of Fund fees relative to comparable peer funds, including the current Rydex Dynamic NASDAQ-100 2x Strategy Fund, which has an investment strategy that is identical to that of the Fund except that it rebalances daily. The Independent Trustees carefully evaluated the information provided and considered all factors that it deemed to be relevant, including those discussed below. At the Meeting, independent legal counsel advised the Independent Trustees with respect to their deliberations and their fiduciary responsibilities associated with the Board’s consideration of the approval of the Investment Advisory Agreement. The Board also received a memorandum from Fund counsel regarding the Board’s responsibilities when considering the approval of an investment advisory agreement.

During the Meeting, the Board, including the Independent Trustees, evaluated a number of considerations, including among others: (a) the nature, extent and quality of the investment advisory and other services to be provided by the Advisor; (b) the Advisor’s investment management personnel; (c) the Advisor’s operations and financial condition; (d) the expected benefits (such as soft dollars) to the Advisor and its affiliates from their relationship with the Fund; (e) a comparison of the Fund’s projected expense ratios to those of similarly situated funds, paying special attention to the absence of breakpoints in these fees and the Advisor’s rationale for not including breakpoints; (f) the Fund’s expected overall fees and operating expenses compared with those of peer funds; (g) the Advisor’s compliance systems; (h) the Advisor’s policies and compliance procedures applicable to personal securities transactions; (i) the Advisor’s reputation, expertise and resources in the financial markets; and (j) the proposed expense limitation/fee waiver agreement between the Advisor and the Fund. In its deliberations, the Board did not identify any particular factor as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meeting, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees were reasonable in light of the services that it will provide to the Fund; and (c) agreed to approve the Investment Advisory Agreement based upon the following considerations, among others:

•      Nature, Extent and Quality of Services Provided by the Advisor. At the Meeting, the Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that the Advisor was capable of providing high quality advisory services to the Fund, as indicated by the nature and quality of services provided by the Advisor in the past, including the provision of similar services to the Rydex Dynamic NASDAQ-100 2x Strategy Fund, the firm’s management capabilities, the professional qualifications and experience of its portfolio managers, and its investment and management oversight processes.

•      Fund Expenses and Performance of the Fund and the Advisor. As the Fund had not yet commenced operations, the Board was not able to review the Fund’s performance; however, at the Meeting, the Board considered the Advisor’s track record of successfully managing funds tracking the performance of a benchmark. The Board also reviewed the hypothetical performance of the proposed benchmark for a 20-year period ending in June 2014, noting that the hypothetical performance compared favorably to the actual performance of the Rydex Dynamic NASDAQ-100 2x Strategy Fund. The Board also reviewed statistical information provided by the Advisor regarding the expense ratio components of the Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare an advisory contract approval report to help the Board fulfill its advisory contract approval responsibilities. The reports compared the Fund’s fees and expenses to those of comparable funds in the Fund’s peer group, including the Rydex Dynamic NASDAQ-100 2x Strategy Fund, and the broader peer universe, as determined by FUSE. Statistical information in the FUSE report related to the expense ratio component was based on a comparison of the Fund’s and peer funds’ actual advisory fees, waivers/reimbursements, and gross and net total expenses. The Board also considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate.

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OTHER INFORMATION (Unaudited)(concluded)

•      Costs of Services Provided to the Fund and Profits Realized by the Advisor and its Affiliates. With respect to the cost of advisory services provided and the Advisor’s profitability, on the basis of the Board’s review of the fees to be charged by the Advisor for investment advisory and related services, the Board concluded that it was too early to predict profitability from the Fund, but noted that this matter would be given further consideration on an ongoing basis.

•      Economies of Scale. The Board noted that because the Fund had not yet commenced operations, there were as of now, no economies of scale to share with shareholders.

•      Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the services provided by the Advisor, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the Fund. In particular, the Board considered the nature, extent and quality of the administrative, distribution, and shareholder services to be performed by the Advisor’s affiliates and the fees to be paid to the Advisor’s affiliates for those services under separate agreements.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the approval of the Investment Advisory Agreement would provide Fund shareholders with high quality services at a cost that was appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board, including the Independent Trustees, unanimously approved the Investment Advisory Agreement.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	221
Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, Nominating, and Investment and Performance Committees from 1998 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee from 1998 to present and Chairman of the Board from 2006 to 2014; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Vice Chairman of the Board of Trustees from 2010 to 2014; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.
Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).
Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

208 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

THE RYDEX FUNDS ANNUAL REPORT | 209

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

210 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE RYDEX FUNDS ANNUAL REPORT | 211

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3.31.2015

Rydex Funds Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

RTB2-ANN-0315x0316	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	10
S&P 500® PURE VALUE FUND	18
S&P MIDCAP 400® PURE GROWTH FUND	26
S&P MIDCAP 400® PURE VALUE FUND	34
S&P SMALLCAP 600® PURE GROWTH FUND	42
S&P SMALLCAP 600® PURE VALUE FUND	51
EUROPE 1.25x STRATEGY FUND	60
JAPAN 2x STRATEGY FUND	68
STRENGTHENING DOLLAR 2x STRATEGY FUND	75
WEAKENING DOLLAR 2x STRATEGY FUND	82
NOTES TO FINANCIAL STATEMENTS	89
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	105
OTHER INFORMATION	106
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	108
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	111

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2015

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our Funds (the “Funds”) for the one-year period ended March 31, 2015.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
April 30, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. • These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. • The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. • Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. • The Funds are subject to the risk that large, medium and small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole • Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. • The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. • Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities. • The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve their investment objective and may decrease the Funds’ performance. • These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. • Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. • Please read the prospectus for more detailed information regarding these and other risks.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2015

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. • The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. • Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • For more on these and other risks, please read the prospectus

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. • The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. • Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. • For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2015

The U.S. continued to enjoy a self-sustaining economic expansion for the 12-month period ended March 31, 2015, although winter weather was likely to distort first-quarter economic data. In addition, U.S. companies scaled back hiring in the last month of the period, adding to evidence that the domestic economy has lost some momentum since the turn of the year. The March increase in payrolls was the smallest since December 2013 and broke a 12-month run of gains above 200,000.

Despite this short-term dislocation, the economy remains on track. Indeed, many other labor market indicators, such as initial jobless claims and the job openings rate, suggest that the U.S. labor market remains quite strong, supporting the conclusion that March’s payroll report was just a temporary blip, similar to the one witnessed last winter. As soon as temporary seasonal factors have dissipated, economic data is likely to bounce back. The labor market has improved over the past year, as subdued mortgage rates and tight housing inventory continue to point to fairly stable appreciation in the housing market, which is key to the ongoing recovery. Consumers are also being helped by lower fuel prices, which are acting as a tax cut for U.S. consumers, freeing up discretionary spending in other areas and acting as a support for consumption.

In Europe, economic data has been surprisingly good and should continue along that path on the back of the European Central Bank’s program of quantitative easing and depreciation of the euro. Japan’s economy remains weak and, without more structural reform, continued monetary accommodation could lead to stagflation. China’s policymakers appear likely to continue the supply of credit and do whatever else is necessary to maintain growth there at an acceptable pace for the near term.

Given weakness overseas and the effect of a stronger U.S. dollar on international earnings, some stocks could face a more challenging environment in the near term, but our research shows that equity markets tend to perform quite well in the periods leading up to a U.S. Federal Reserve (the “Fed”) rate increase. The yield on the 10-year Treasury note declined in January by more than 50 basis points before rebounding in February, echoing the pattern since 2009—Treasury yields decline and a sell-off ensues, driving rates higher. Then conditions stabilize, and rates test their previous lows. Liquidity from foreign central banks and comparatively attractive U.S. yields continue to push global investors to U.S. Treasuries, which should hold down U.S. interest rates in the near term.

Against this backdrop, the U.S. central bank feels pressure to raise its key rate above zero, but insists the decision will be data-dependent and not occur prematurely. With a secular inflation increase unlikely in the near term, slack in the economy, and disinflation being imported from abroad, the Fed may not hike rates until later in the year. The Fed for now appears to be focused on wage growth, which is key for sustaining the expansion but also an indicator of inflationary pressure. The lack of sustained wage growth has been a topic that has confounded the Fed lately. Given the strengthening employment numbers and the apparent reduction in labor market slack, wages should start to increase more steadily across the board. This is one of the most important data points at the moment for the Fed.

The underlying U.S. economy remains strong and investors should avoid being panicked by seasonal setbacks. Indeed, considering the strength of the economy and the wave of liquidity emanating from various central banks around the world, the general investment environment should remain attractive.

For the 12 months ended March 31, 2015, the Standard & Poor’s 500® (“S&P 500”) Index* returned 12.73%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -0.92%. The return of the MSCI Emerging Markets Index* was 0.44%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 5.72% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 2.00%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.03% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2015

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

STOXX® Europe 50 Index provides a blue-chip representation of super-sector leaders in Europe. The index covers 50 stocks from developed European countries such as Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

The USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: euro (EUR), 57.6% + Japanese yen (JPY), 13.6% + pound sterling (GBP), 11.9% + Canadian dollar (CAD), 9.1% + Swedish krona (SEK), 4.2% + Swiss franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2014 and ending March 31, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund
A-Class	1.48%	7.20%	$1,000.00	$1,072.00	$7.65
C-Class	2.24%	6.80%	1,000.00	1,068.00	11.55
H-Class	1.49%	7.20%	1,000.00	1,072.00	7.70
S&P 500® Pure Value Fund
A-Class	1.49%	2.32%	1,000.00	1,023.20	7.52
C-Class	2.24%	1.93%	1,000.00	1,019.30	11.28
H-Class	1.49%	2.33%	1,000.00	1,023.30	7.52
S&P MidCap 400® Pure Growth Fund
A-Class	1.49%	8.38%	1,000.00	1,083.80	7.74
C-Class	2.24%	7.99%	1,000.00	1,079.90	11.62
H-Class	1.49%	8.38%	1,000.00	1,083.80	7.74
S&P MidCap 400® Pure Value Fund
A-Class	1.49%	6.97%	1,000.00	1,069.70	7.69
C-Class	2.24%	6.58%	1,000.00	1,065.80	11.54
H-Class	1.49%	6.98%	1,000.00	1,069.80	7.69
S&P SmallCap 600® Pure Growth Fund
A-Class	1.48%	16.22%	1,000.00	1,162.20	7.98
C-Class	2.23%	15.79%	1,000.00	1,157.90	12.00
H-Class	1.48%	16.22%	1,000.00	1,162.20	7.98
S&P SmallCap 600® Pure Value Fund
A-Class	1.48%	8.81%	1,000.00	1,088.10	7.70
C-Class	2.23%	8.42%	1,000.00	1,084.20	11.59
H-Class	1.49%	8.85%	1,000.00	1,088.50	7.76
Europe 1.25x Strategy Fund
A-Class	1.70%	(6.58%)	1,000.00	934.20	8.20
C-Class	2.47%	(6.86%)	1,000.00	931.40	11.89
H-Class	1.70%	(6.57%)	1,000.00	934.30	8.20
Japan 2x Strategy Fund
A-Class	1.53%	15.99%	1,000.00	1,159.90	8.24
C-Class	2.27%	15.66%	1,000.00	1,156.60	12.21
H-Class	1.51%	16.03%	1,000.00	1,160.30	8.13
Strengthening Dollar 2x Strategy Fund
A-Class	1.67%	28.40%	1,000.00	1,284.00	9.51
C-Class	2.43%	27.92%	1,000.00	1,279.20	13.81
H-Class	1.67%	28.39%	1,000.00	1,283.90	9.51
Weakening Dollar 2x Strategy Fund
A-Class	1.69%	(24.05%)	1,000.00	759.50	7.41
C-Class	2.44%	(24.35%)	1,000.00	756.50	10.69
H-Class	1.68%	(24.02%)	1,000.00	759.80	7.37

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund
A-Class	1.48%	5.00%	$1,000.00	$1,017.55	$7.44
C-Class	2.24%	5.00%	1,000.00	1,013.76	11.25
H-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
S&P 500® Pure Value Fund
A-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
C-Class	2.24%	5.00%	1,000.00	1,013.76	11.25
H-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
S&P MidCap 400® Pure Growth Fund
A-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
C-Class	2.24%	5.00%	1,000.00	1,013.76	11.25
H-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
S&P MidCap 400® Pure Value Fund
A-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
C-Class	2.24%	5.00%	1,000.00	1,013.76	11.25
H-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
S&P SmallCap 600® Pure Growth Fund
A-Class	1.48%	5.00%	1,000.00	1,017.55	7.44
C-Class	2.23%	5.00%	1,000.00	1,013.81	11.20
H-Class	1.48%	5.00%	1,000.00	1,017.55	7.44
S&P SmallCap 600® Pure Value Fund
A-Class	1.48%	5.00%	1,000.00	1,017.55	7.44
C-Class	2.23%	5.00%	1,000.00	1,013.81	11.20
H-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
Europe 1.25x Strategy Fund
A-Class	1.70%	5.00%	1,000.00	1,016.45	8.55
C-Class	2.47%	5.00%	1,000.00	1,012.62	12.39
H-Class	1.70%	5.00%	1,000.00	1,016.45	8.55
Japan 2x Strategy Fund
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
Strengthening Dollar 2x Strategy Fund
A-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
C-Class	2.43%	5.00%	1,000.00	1,012.81	12.19
H-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
Weakening Dollar 2x Strategy Fund
A-Class	1.69%	5.00%	1,000.00	1,016.50	8.50
C-Class	2.44%	5.00%	1,000.00	1,012.76	12.24
H-Class	1.68%	5.00%	1,000.00	1,016.55	8.45

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2014 to March 31, 2015.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2015, S&P 500® Pure Growth Fund H-Class returned 12.98%, compared with a gain of 14.67% for the S&P 500 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Health Care was the sector contributing most to performance of the underlying index, followed by Consumer Discretionary. Energy was the only sector that detracted from performance of the underlying index. The sectors that contributed least were Materials and Financials.

Stocks that contributed most to return of the underlying index were Southwest Airlines Co., Vertex Pharmaceuticals, Inc., and Celgene Corp. First Solar, Inc., Wynn Resorts Ltd., and Michael Kors Holdings Ltd. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
DR Horton, Inc.	2.6%
Lennar Corp. — Class A	2.0%
Under Armour, Inc. — Class A	1.9%
Micron Technology, Inc.	1.8%
Avago Technologies Ltd.	1.8%
Facebook, Inc. — Class A	1.8%
Constellation Brands, Inc. — Class A	1.8%
Actavis plc	1.7%
Southwest Airlines Co.	1.7%
Regeneron Pharmaceuticals, Inc.	1.6%
Top Ten Total	18.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
A-Class Shares	12.98%	16.88%	9.14%
A-Class Shares with sales charge†	7.62%	15.75%	8.61%
C-Class Shares	12.13%	16.00%	8.32%
C-Class Shares with CDSC‡	11.13%	16.00%	8.32%
H-Class Shares	12.98%	16.88%	9.13%
S&P 500 Pure Growth Index	14.67%	18.98%	11.49%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2015
S&P 500® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.0%

CONSUMER, NON-CYCLICAL - 27.3%
Constellation Brands, Inc. — Class A*	23,645	$2,747,785
Actavis plc*	8,683	2,584,191
Regeneron Pharmaceuticals, Inc.*	5,575	2,517,000
Monster Beverage Corp.*	16,696	2,310,643
AmerisourceBergen Corp. — Class A	19,620	2,230,205
Alexion Pharmaceuticals, Inc.*	12,802	2,218,587
Celgene Corp.*	19,082	2,199,773
Gilead Sciences, Inc.*	21,308	2,090,954
Zoetis, Inc.	40,540	1,876,597
DaVita HealthCare Partners, Inc.*	21,820	1,773,530
Edwards Lifesciences Corp.*	12,310	1,753,683
Amgen, Inc.	10,500	1,678,425
Keurig Green Mountain, Inc.	14,330	1,601,091
Moody’s Corp.	14,903	1,546,931
Biogen, Inc.*	3,499	1,477,418
United Rentals, Inc.*	15,280	1,392,925
Robert Half International, Inc.	22,889	1,385,242
Mylan N.V.*	20,300	1,204,805
Intuitive Surgical, Inc.*	2,070	1,045,412
Hospira, Inc.*	11,600	1,018,944
Molson Coors Brewing Co. — Class B	13,540	1,008,053
Cintas Corp.	11,910	972,213
Dr Pepper Snapple Group, Inc.	12,200	957,456
AbbVie, Inc.	14,351	840,108
MasterCard, Inc. — Class A	9,646	833,318
Lorillard, Inc.	10,330	675,066
Total Consumer, Non-cyclical		41,940,355

CONSUMER, CYCLICAL - 22.0%
DR Horton, Inc.	140,800	4,010,072
Lennar Corp. — Class A	60,295	3,123,884
Under Armour, Inc. — Class A*	36,190	2,922,342
Southwest Airlines Co.	57,913	2,565,546
Delta Air Lines, Inc.	50,657	2,277,539
O’Reilly Automotive, Inc.*	9,730	2,104,015
Chipotle Mexican Grill, Inc. — Class A*	2,710	1,762,963
CVS Health Corp.	15,550	1,604,916
Harman International Industries, Inc.	11,480	1,534,072
Lowe’s Companies, Inc.	19,650	1,461,764
Dollar Tree, Inc.*	15,820	1,283,714
Wyndham Worldwide Corp.	13,232	1,197,099
AutoZone, Inc.*	1,600	1,091,456
Michael Kors Holdings Ltd.*	16,200	1,065,150
Hanesbrands, Inc.	29,100	975,141
VF Corp.	12,470	939,116
Nordstrom, Inc.	10,100	811,232
Home Depot, Inc.	7,000	795,270
Ross Stores, Inc.	7,300	769,128
NIKE, Inc. — Class B	7,650	767,525
Leggett & Platt, Inc.	16,180	745,736
Total Consumer, Cyclical		33,807,680

TECHNOLOGY - 17.3%
Micron Technology, Inc.*	104,440	2,833,456
Avago Technologies Ltd.	21,820	2,770,704
Apple, Inc.	20,100	2,501,043
Akamai Technologies, Inc.*	35,005	2,486,930
Skyworks Solutions, Inc.	22,920	2,252,807
Red Hat, Inc.*	24,189	1,832,317
Seagate Technology plc	30,517	1,587,800
Electronic Arts, Inc.*	25,224	1,483,550
Cognizant Technology Solutions Corp. — Class A*	23,422	1,461,299
Western Digital Corp.	14,240	1,295,982
Fiserv, Inc.*	12,846	1,019,972
Cerner Corp.*	10,644	779,779
NVIDIA Corp.	34,900	730,283
QUALCOMM, Inc.	10,477	726,475
Citrix Systems, Inc.*	10,980	701,293
SanDisk Corp.	10,930	695,367
Intel Corp.	21,820	682,311
Lam Research Corp.	9,600	674,256
Total Technology		26,515,624

COMMUNICATIONS - 13.0%
Facebook, Inc. — Class A*	33,462	2,751,079
VeriSign, Inc.*	36,005	2,411,255
Expedia, Inc.	25,489	2,399,279
DIRECTV*	24,884	2,117,628
Equinix, Inc.	7,400	1,723,090
F5 Networks, Inc.*	13,980	1,606,861
Yahoo!, Inc.*	34,345	1,526,120
Time Warner, Inc.	11,600	979,504
Priceline Group, Inc.*	831	967,409
Alliance Data Systems Corp.*	3,120	924,300
Walt Disney Co.	8,200	860,098
eBay, Inc.*	12,600	726,768
Google, Inc. — Class A*	784	434,885
Google, Inc. — Class C*	785	430,180
Total Communications		19,858,456

FINANCIAL - 11.1%
American Tower Corp. — Class A	18,720	1,762,488
CBRE Group, Inc. — Class A*	40,340	1,561,561
Health Care REIT, Inc.	16,950	1,311,252
Host Hotels & Resorts, Inc.	62,790	1,267,102
Navient Corp.	60,090	1,221,630
Kimco Realty Corp.	43,609	1,170,902
Equity Residential	14,700	1,144,542
Legg Mason, Inc.	20,250	1,117,800
Visa, Inc. — Class A	16,484	1,078,218
AvalonBay Communities, Inc.	5,870	1,022,848
Ameriprise Financial, Inc.	6,950	909,338

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
S&P 500® PURE GROWTH FUND

	Shares	Value

Essex Property Trust, Inc.	3,800	$873,620
Boston Properties, Inc.	6,070	852,714
Macerich Co.	10,110	852,576
Ventas, Inc.	10,900	795,918
Total Financial		16,942,509

INDUSTRIAL - 3.5%
Union Pacific Corp.	11,200	1,213,071
Martin Marietta Materials, Inc.	8,510	1,189,698
Amphenol Corp. — Class A	17,050	1,004,757
Thermo Fisher Scientific, Inc.	7,120	956,501
CH Robinson Worldwide, Inc.	12,880	943,074
Total Industrial		5,307,101

ENERGY - 3.0%
EOG Resources, Inc.	14,700	1,347,844
Range Resources Corp.	23,109	1,202,592
Cabot Oil & Gas Corp. — Class A	40,040	1,182,381
Williams Companies, Inc.	16,080	813,487
Total Energy		4,546,304

BASIC MATERIALS - 1.8%
Sherwin-Williams Co.	4,100	1,166,450
Sigma-Aldrich Corp.	5,800	801,850
Ecolab, Inc.	6,275	717,735
Total Basic Materials		2,686,035

Total Common Stocks
(Cost $121,083,215)		151,604,064

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.9%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$1,022,522	1,022,522
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	156,263	156,263
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	125,427	125,427
Total Repurchase Agreements
(Cost $1,304,212)		1,304,212

Total Investments - 99.9%
(Cost $122,387,427)		$152,908,276
Other Assets & Liabilities, net - 0.1%		189,438
Total Net Assets - 100.0%		$153,097,714

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Repurchase Agreements — See Note 5.
plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value (cost $121,083,215)	$151,604,064
Repurchase agreements, at value (cost $1,304,212)	1,304,212
Total investments (cost $122,387,427)	152,908,276
Cash	10,458
Receivables:
Fund shares sold	926,489
Dividends	81,973
Interest	1
Total assets	153,927,197

Liabilities:
Payable for:
Fund shares redeemed	519,866
Management fees	111,168
Distribution and service fees	50,949
Transfer agent and administrative fees	37,056
Portfolio accounting fees	14,822
Miscellaneous	95,622
Total liabilities	829,483
Commitments and contingent liabilities (Note 14)	—
Net assets	$153,097,714

Net assets consist of:
Paid in capital	$124,279,446
Accumulated net investment loss	(363,241)
Accumulated net realized loss on investments	(1,339,340)
Net unrealized appreciation on investments	30,520,849
Net assets	$153,097,714

A-Class:
Net assets	$25,768,395
Capital shares outstanding	461,402
Net asset value per share	$55.85
Maximum offering price per share (Net asset value divided by 95.25%)	$58.64

C-Class:
Net assets	$22,701,486
Capital shares outstanding	443,123
Net asset value per share	$51.23

H-Class:
Net assets	$104,627,833
Capital shares outstanding	1,873,771
Net asset value per share	$55.84

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends	$1,419,577
Income from securities lending, net	433
Interest	228
Total investment income	1,420,238

Expenses:
Management fees	1,232,114
Transfer agent and administrative fees	410,705
Distribution and service fees:
A-Class	64,485
C-Class	198,128
H-Class	296,688
Portfolio accounting fees	164,281
Custodian fees	19,163
Trustees’ fees*	11,562
Line of credit fees	675
Miscellaneous	220,159
Total expenses	2,617,960
Net investment loss	(1,197,722)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,011,328
Net realized gain	10,011,328
Net change in unrealized appreciation (depreciation) on:
Investments	4,587,390
Net change in unrealized appreciation (depreciation)	4,587,390
Net realized and unrealized gain	14,598,718
Net increase in net assets resulting from operations	$13,400,996

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,197,722)	$(647,036)
Net realized gain on investments	10,011,328	9,974,053
Net change in unrealized appreciation (depreciation) on investments	4,587,390	8,963,993
Net increase in net assets resulting from operations	13,400,996	18,291,010

Distributions to shareholders from:
Net realized gains
A-Class	(602,725)	—
C-Class	(628,949)	—
H-Class	(3,232,222)	—
Total distributions to shareholders	(4,463,896)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	37,179,898	37,301,868
C-Class	14,859,172	12,501,975
H-Class	422,548,514	636,709,145
Distributions reinvested
A-Class	569,662	—
C-Class	609,646	—
H-Class	3,196,101	—
Cost of shares redeemed
A-Class	(34,342,245)	(35,975,939)
C-Class	(11,449,505)	(7,186,094)
H-Class	(429,533,249)	(597,296,078)
Net increase from capital share transactions	3,637,994	46,054,877
Net increase in net assets	12,575,094	64,345,887

Net assets:
Beginning of year	140,522,620	76,176,733
End of year	$153,097,714	$140,522,620
(Accumulated net investment loss)/Undistributed net investment income at end of year	$(363,241)	$—

Capital share activity:
Shares sold
A-Class	703,638	826,973
C-Class	302,375	292,518
H-Class	7,902,853	14,083,714
Shares issued from reinvestment of distributions
A-Class	10,626	—
C-Class	12,364	—
H-Class	59,629	—
Shares redeemed
A-Class	(646,079)	(819,808)
C-Class	(233,689)	(170,107)
H-Class	(8,126,262)	(13,397,258)
Net increase (decrease) in shares	(14,545)	816,032

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$50.81	$38.86	$34.54	$33.15	$26.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	(.23)	(.13)	(.20)	(.18)
Net gain (loss) on investments (realized and unrealized)	6.86	12.18	4.45	1.82	6.82
Total from investment operations	6.53	11.95	4.32	1.62	6.64
Less distributions from:
Net realized gains	(1.49)	—	—	(.23)	—
Total distributions	(1.49)	—	—	(.23)	—
Net asset value, end of period	$55.85	$50.81	$38.86	$34.54	$33.15

Total Return[b]	12.98%	30.75%	12.51%	4.96%	25.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,768	$19,978	$15,001	$2,846	$2,704
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.51%)	(0.38%)	(0.62%)	(0.65%)
Total expenses	1.50%	1.52%	1.51%	1.52%	1.53%
Portfolio turnover rate	274%	594%	421%	586%	808%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$47.07	$36.27	$32.48	$31.42	$25.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(.67)	(.52)	(.38)	(.41)	(.41)
Net gain (loss) on investments (realized and unrealized)	6.32	11.32	4.17	1.70	6.51
Total from investment operations	5.65	10.80	3.79	1.29	6.10
Less distributions from:
Net realized gains	(1.49)	—	—	(.23)	—
Total distributions	(1.49)	—	—	(.23)	—
Net asset value, end of period	$51.23	$47.07	$36.27	$32.48	$31.42

Total Return[b]	12.13%	29.78%	11.70%	4.15%	24.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,701	$17,042	$8,692	$11,623	$8,384
Ratios to average net assets:
Net investment income (loss)	(1.37%)	(1.24%)	(1.19%)	(1.35%)	(1.53%)
Total expenses	2.25%	2.27%	2.25%	2.26%	2.29%
Portfolio turnover rate	274%	594%	421%	586%	808%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$50.80	$38.84	$34.52	$33.13	$26.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.23)	(.15)	(.19)	(.26)
Net gain (loss) on investments (realized and unrealized)	6.87	12.19	4.47	1.81	6.89
Total from investment operations	6.53	11.96	4.32	1.62	6.63
Less distributions from:
Net realized gains	(1.49)	—	—	(.23)	—
Total distributions	(1.49)	—	—	(.23)	—
Net asset value, end of period	$55.84	$50.80	$38.84	$34.52	$33.13

Total Return[b]	12.98%	30.79%	12.51%	4.96%	25.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104,628	$103,502	$52,483	$36,627	$38,831
Ratios to average net assets:
Net investment income (loss)	(0.65%)	(0.50%)	(0.43%)	(0.59%)	(0.89%)
Total expenses	1.50%	1.52%	1.50%	1.51%	1.55%
Portfolio turnover rate	274%	594%	421%	586%	808%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2015, S&P 500® Pure Value Fund H-Class returned 5.60%, compared with a gain of 7.33% for the S&P 500 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The Utilities sector was the leading contributor to performance of the underlying index, followed by the Health Care sector. Energy was the largest detractor from performance, followed by the Industrials sector.

The strongest contributors to performance of the underlying index for the year included Anthem, Inc., Tesoro Corp., and Humana, Inc. The stocks that detracted most from performance of the underlying index were Ensco PLC, Nabors Industries Ltd., and Genworth Financial, Inc. — Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Valero Energy Corp.	2.4%
Berkshire Hathaway, Inc. — Class B	2.1%
Assurant, Inc.	1.8%
General Motors Co.	1.8%
Anthem, Inc.	1.7%
Staples, Inc.	1.7%
Phillips 66	1.7%
Tesoro Corp.	1.6%
Marathon Petroleum Corp.	1.5%
Unum Group	1.5%
Top Ten Total	17.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
A-Class Shares	5.60%	14.79%	7.13%
A-Class Shares with sales charge†	0.58%	13.68%	6.61%
C-Class Shares	4.81%	13.94%	6.35%
C-Class Shares with CDSC‡	3.81%	13.94%	6.35%
H-Class Shares	5.60%	14.79%	7.17%
S&P 500 Pure Value Index	7.33%	17.45%	10.22%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 31, 2015
S&P 500® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

FINANCIAL - 31.9%
Berkshire Hathaway, Inc. — Class B*	10,324	$1,489,959
Assurant, Inc.	21,068	1,293,786
Unum Group	31,878	1,075,245
MetLife, Inc.	18,920	956,406
Prudential Financial, Inc.	11,313	908,547
American International Group, Inc.	16,318	894,063
Hartford Financial Services Group, Inc.	21,211	887,044
Genworth Financial, Inc. — Class A*	120,772	882,843
Lincoln National Corp.	15,356	882,356
Loews Corp.	19,330	789,244
XL Group plc — Class A	18,762	690,442
SunTrust Banks, Inc.	15,417	633,484
Citigroup, Inc.	11,808	608,349
Morgan Stanley	16,310	582,104
Zions Bancorporation	20,998	566,946
JPMorgan Chase & Co.	9,187	556,548
People’s United Financial, Inc.	35,893	545,573
Travelers Companies, Inc.	4,969	537,298
Capital One Financial Corp.	6,757	532,587
Aflac, Inc.	8,319	532,499
Bank of America Corp.	32,439	499,236
PNC Financial Services Group, Inc.	5,252	489,696
Goldman Sachs Group, Inc.	2,547	478,760
KeyCorp	33,673	476,810
ACE Ltd.	4,097	456,775
NASDAQ OMX Group, Inc.	8,774	446,948
Cincinnati Financial Corp.	7,932	422,617
Progressive Corp.	15,181	412,923
Fifth Third Bancorp	21,887	412,570
Comerica, Inc.	9,023	407,208
BB&T Corp.	10,021	390,719
Chubb Corp.	3,788	382,967
Principal Financial Group, Inc.	7,077	363,545
Torchmark Corp.	6,495	356,705
Bank of New York Mellon Corp.	8,805	354,313
Hudson City Bancorp, Inc.	33,620	352,338
Huntington Bancshares, Inc.	28,701	317,146
Total Financial		22,866,599

ENERGY - 25.3%
Valero Energy Corp.	26,956	1,714,941
Phillips 66	15,133	1,189,454
Tesoro Corp.	12,300	1,122,867
Marathon Petroleum Corp.	10,787	1,104,481
Newfield Exploration Co.*	27,399	961,432
Noble Corporation plc	64,838	925,886
Hess Corp.	13,630	925,068
First Solar, Inc.*	14,336	857,149
Chesapeake Energy Corp.1	56,280	796,925
Marathon Oil Corp.	29,392	767,425
Devon Energy Corp.	12,137	731,982
Murphy Oil Corp.	15,062	701,889
Diamond Offshore Drilling, Inc.1	25,315	678,189
Chevron Corp.	6,105	640,903
QEP Resources, Inc.	29,679	618,807
Baker Hughes, Inc.	9,322	592,693
Ensco plc — Class A	27,816	586,083
Apache Corp.	9,062	546,710
National Oilwell Varco, Inc.	9,168	458,308
ConocoPhillips	7,052	439,058
Exxon Mobil Corp.	4,439	377,315
Helmerich & Payne, Inc.	5,372	365,672
Halliburton Co.	8,042	352,883
Transocean Ltd.1	23,710	347,826
Occidental Petroleum Corp.	4,527	330,471
Total Energy		18,134,417

CONSUMER, CYCLICAL - 12.6%
General Motors Co.	34,485	1,293,189
Staples, Inc.	73,517	1,197,224
GameStop Corp. — Class A1	27,032	1,026,135
Ford Motor Co.	60,501	976,486
Best Buy Company, Inc.	22,410	846,874
Kohl’s Corp.	10,127	792,438
Goodyear Tire & Rubber Co.	27,381	741,477
Wal-Mart Stores, Inc.	5,233	430,414
Target Corp.	5,049	414,371
Costco Wholesale Corp.	2,457	372,223
Whirlpool Corp.	1,768	357,242
Carnival Corp.	6,181	295,699
Johnson Controls, Inc.	5,787	291,896
Total Consumer, Cyclical		9,035,668

UTILITIES - 8.1%
NRG Energy, Inc.	23,371	588,716
FirstEnergy Corp.	15,131	530,493
Exelon Corp.	15,069	506,469
AES Corp.	38,717	497,513
Entergy Corp.	5,312	411,627
Consolidated Edison, Inc.	6,513	397,292
PG&E Corp.	7,180	381,043
SCANA Corp.	5,339	293,592
DTE Energy Co.	3,610	291,291
Xcel Energy, Inc.	8,196	285,303
Duke Energy Corp.	3,637	279,249
Ameren Corp.	6,493	274,005
American Electric Power Company, Inc.	4,817	270,956
Pepco Holdings, Inc.	10,099	270,956
Pinnacle West Capital Corp.	4,015	255,956
TECO Energy, Inc.	12,223	237,126
Total Utilities		5,771,587

CONSUMER, NON-CYCLICAL - 7.6%
Anthem, Inc.	7,947	1,227,097
Humana, Inc.	5,508	980,534

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
S&P 500® PURE VALUE FUND

	Shares	Value

Archer-Daniels-Midland Co.	19,180	$909,132
Tyson Foods, Inc. — Class A	23,568	902,654
Cardinal Health, Inc.	7,445	672,060
Sysco Corp.	11,641	439,215
Avery Dennison Corp.	5,235	276,984
Total Consumer, Non-cyclical		5,407,676

INDUSTRIAL - 5.1%
Jacobs Engineering Group, Inc.*	23,683	1,069,525
Fluor Corp.	13,531	773,432
L-3 Communications Holdings, Inc.	3,718	467,687
Owens-Illinois, Inc.*	17,853	416,332
Ryder System, Inc.	4,101	389,144
Deere & Co.	3,450	302,530
Joy Global, Inc.	5,510	215,882
Total Industrial		3,634,532

BASIC MATERIALS - 2.9%
Newmont Mining Corp.	21,058	457,169
Freeport-McMoRan, Inc.	23,897	452,848
Allegheny Technologies, Inc.	11,183	335,602
Nucor Corp.	6,260	297,538
LyondellBasell Industries N.V. — Class A	3,100	272,180
Dow Chemical Co.	5,536	265,617
Total Basic Materials		2,080,954

COMMUNICATIONS - 2.4%
News Corp. — Class A*	51,866	830,375
CenturyLink, Inc.	9,378	324,010
AT&T, Inc.	9,111	297,474
Juniper Networks, Inc.	10,617	239,732
Total Communications		1,691,591

TECHNOLOGY - 2.2%
Xerox Corp.	52,407	673,430
Computer Sciences Corp.	7,410	483,725
Hewlett-Packard Co.	12,675	394,953
Total Technology		1,552,108

DIVERSIFIED - 1.4%
Leucadia National Corp.	43,363	966,561

Total Common Stocks
(Cost $56,545,179)		71,141,693

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.3%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$176,549	176,549
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	26,981	26,981
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	21,656	21,656
Total Repurchase Agreements
(Cost $225,186)		225,186

SECURITIES LENDING COLLATERAL††,3 - 3.1%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	1,472,925	1,472,925
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	506,686	506,686
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	261,533	261,533
Total Securities Lending Collateral
(Cost $2,241,144)		2,241,144

Total Investments - 102.9%
(Cost $59,011,509)		$73,608,023
Other Assets & Liabilities, net - (2.9)%		(2,075,265)
Total Net Assets - 100.0%		$71,532,758

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreements — See Note 5.
3	Securities lending collateral — See Note 6.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $2,235,256 of securities loaned (cost $56,545,179)	$71,141,693
Repurchase agreements, at value (cost $2,466,330)	2,466,330
Total investments (cost $59,011,509)	73,608,023
Segregated cash with broker	32,756
Cash	15,721
Receivables:
Securities sold	4,116,259
Fund shares sold	834,980
Dividends	113,087
Securities lending income	15,090
Total assets	78,735,916

Liabilities:
Payable for:
Fund shares redeemed	4,731,007
Return of securities loaned	2,273,900
Management fees	63,317
Distribution and service fees	25,133
Transfer agent and administrative fees	21,106
Portfolio accounting fees	8,442
Miscellaneous	80,253
Total liabilities	7,203,158
Commitments and contingent liabilities (Note 14)	—
Net assets	$71,532,758

Net assets consist of:
Paid in capital	$63,487,561
Undistributed net investment income	1,084,891
Accumulated net realized loss on investments	(7,636,208)
Net unrealized appreciation on investments	14,596,514
Net assets	$71,532,758

A-Class:
Net assets	$16,222,400
Capital shares outstanding	111,810
Net asset value per share	$145.09
Maximum offering price per share (Net asset value divided by 95.25%)	$152.33

C-Class:
Net assets	$6,390,498
Capital shares outstanding	49,100
Net asset value per share	$130.15

H-Class:
Net assets	$48,919,860
Capital shares outstanding	335,951
Net asset value per share	$145.62

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends	$3,567,093
Income from securities lending, net	82,851
Interest	190
Total investment income	3,650,134

Expenses:
Management fees	1,247,388
Transfer agent and administrative fees	415,796
Distribution and service fees:
A-Class	61,271
C-Class	74,249
H-Class	335,963
Portfolio accounting fees	166,132
Custodian fees	19,437
Trustees’ fees*	11,833
Line of credit fees	364
Miscellaneous	232,810
Total expenses	2,565,243
Net investment income	1,084,891

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,872,408
Net realized gain	5,872,408
Net change in unrealized appreciation (depreciation) on:
Investments	(1,346,174)
Net change in unrealized appreciation (depreciation)	(1,346,174)
Net realized and unrealized gain	4,526,234
Net increase in net assets resulting from operations	$5,611,125

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,084,891	$298,766
Net realized gain on investments	5,872,408	17,670,652
Net change in unrealized appreciation (depreciation) on investments	(1,346,174)	1,013,121
Net increase in net assets resulting from operations	5,611,125	18,982,539

Distributions to shareholders from:
Net investment income
A-Class	(27,416)	(4,543)
C-Class	(8,632)	(9,295)
H-Class	(94,796)	(154,084)
Net realized gains
A-Class	(814,700)	(112,508)
C-Class	(256,525)	(230,200)
H-Class	(2,817,022)	(3,815,942)
Total distributions to shareholders	(4,019,091)	(4,326,572)

Capital share transactions:
Proceeds from sale of shares
A-Class	63,590,141	5,628,794
C-Class	9,712,015	5,902,053
H-Class	502,106,517	369,062,897
Distributions reinvested
A-Class	826,012	106,616
C-Class	260,348	225,859
H-Class	2,878,464	3,914,756
Cost of shares redeemed
A-Class	(52,604,015)	(3,047,246)
C-Class	(8,669,041)	(5,327,015)
H-Class	(572,669,115)	(349,827,346)
Net increase (decrease) from capital share transactions	(54,568,674)	26,639,368
Net increase (decrease) in net assets	(52,976,640)	41,295,335

Net assets:
Beginning of year	124,509,398	83,214,063
End of year	$71,532,758	$124,509,398
Undistributed net investment income at end of year	$1,084,891	$130,844

Capital share activity:
Shares sold
A-Class	439,661	42,301
C-Class	73,971	50,818
H-Class	3,448,759	2,933,227
Shares issued from reinvestment of distributions
A-Class	5,624	798
C-Class	1,971	1,860
H-Class	19,528	29,199
Shares redeemed
A-Class	(364,842)	(23,402)
C-Class	(66,550)	(46,452)
H-Class	(3,942,732)	(2,852,369)
Net increase (decrease) in shares	(384,610)	135,980

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$141.39	$111.68	$93.49	$90.21	$79.66
Income (loss) from investment operations:
Net investment income (loss)[a]	1.14	.61	.58	.30	.01
Net gain (loss) on investments (realized and unrealized)	6.83	35.01	17.75	2.98	11.87
Total from investment operations	7.97	35.62	18.33	3.28	11.88
Less distributions from:
Net investment income	(.14)	(.23)	(.14)	—	(1.33)
Net realized gains	(4.13)	(5.68)	—	—	—
Total distributions	(4.27)	(5.91)	(.14)	—	(1.33)
Net asset value, end of period	$145.09	$141.39	$111.68	$93.49	$90.21

Total Return[b]	5.60%	32.21%	19.63%	3.64%	15.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,222	$4,435	$1,303	$1,846	$2,329
Ratios to average net assets:
Net investment income (loss)	0.78%	0.47%	0.61%	0.34%	0.01%
Total expenses	1.51%	1.52%	1.51%	1.51%	1.54%
Portfolio turnover rate	295%	410%	669%	762%	820%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$128.19	$102.46	$86.42	$83.99	$74.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	(.30)	(.19)	(.36)	(.51)
Net gain (loss) on investments (realized and unrealized)	6.19	31.94	16.37	2.79	11.02
Total from investment operations	6.23	31.64	16.18	2.43	10.51
Less distributions from:
Net investment income	(.14)	(.23)	(.14)	—	(1.33)
Net realized gains	(4.13)	(5.68)	—	—	—
Total distributions	(4.27)	(5.91)	(.14)	—	(1.33)
Net asset value, end of period	$130.15	$128.19	$102.46	$86.42	$83.99

Total Return[b]	4.81%	31.21%	18.76%	2.88%	14.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,390	$5,090	$3,430	$2,128	$5,690
Ratios to average net assets:
Net investment income (loss)	0.03%	(0.26%)	(0.22%)	(0.45%)	(0.68%)
Total expenses	2.25%	2.27%	2.26%	2.27%	2.29%
Portfolio turnover rate	295%	410%	669%	762%	820%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$141.89	$112.06	$93.80	$90.50	$79.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.97	.51	.57	.33	(.02)
Net gain (loss) on investments (realized and unrealized)	7.03	35.23	17.83	2.97	11.94
Total from investment operations	8.00	35.74	18.40	3.30	11.92
Less distributions from:
Net investment income	(.14)	(.23)	(.14)	—	(1.33)
Net realized gains	(4.13)	(5.68)	—	—	—
Total distributions	(4.27)	(5.91)	(.14)	—	(1.33)
Net asset value, end of period	$145.62	$141.89	$112.06	$93.80	$90.50

Total Return[b]	5.60%	32.21%	19.64%	3.65%	15.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,920	$114,984	$78,480	$68,886	$26,852
Ratios to average net assets:
Net investment income (loss)	0.66%	0.40%	0.58%	0.38%	(0.03%)
Total expenses	1.51%	1.52%	1.52%	1.51%	1.54%
Portfolio turnover rate	295%	410%	669%	762%	820%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2015, S&P MidCap 400® Pure Growth Fund H-Class returned 7.18%, compared with a gain of 8.53% for the S&P MidCap 400 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The Health Care and the Consumer Discretionary sectors contributed most to return of the underlying index for the period. The Energy sector detracted most from return, followed by the Utilities sector.

United Therapeutics Corp., Salix Pharmaceuticals Ltd., and Centene Corp. added the most to performance of the underlying index for the period. SM Energy Co., 3D Systems Corp., and Patterson-UTI Energy, Inc. detracted most from performance of the underlying index for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Trinity Industries, Inc.	2.7%
Centene Corp.	2.7%
JetBlue Airways Corp.	2.5%
United Therapeutics Corp.	2.4%
Alexander & Baldwin, Inc.	2.3%
Eagle Materials, Inc.	2.2%
Toll Brothers, Inc.	2.2%
Akorn, Inc.	2.2%
ARRIS Group, Inc.	2.0%
Salix Pharmaceuticals Ltd.	2.0%
Top Ten Total	23.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
A-Class Shares	7.18%	15.08%	10.72%
A-Class Shares with sales charge†	2.08%	13.96%	10.19%
C-Class Shares	6.39%	14.22%	9.90%
C-Class Shares with CDSC‡	5.49%	14.22%	9.90%
H-Class Shares	7.18%	15.07%	10.72%
S&P MidCap 400 Pure Growth Index	8.53%	16.56%	12.34%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 31, 2015
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.6%

CONSUMER, NON-CYCLICAL - 25.9%
Centene Corp.*	72,500	$5,125,025
United Therapeutics Corp.*	26,359	4,545,214
Akorn, Inc.*	87,300	4,147,622
Salix Pharmaceuticals Ltd.*	22,288	3,851,589
Hain Celestial Group, Inc.*	53,327	3,415,594
WhiteWave Foods Co. — Class A*	74,100	3,285,594
Global Payments, Inc.	24,100	2,209,488
IDEXX Laboratories, Inc.*	14,300	2,209,064
Boston Beer Company, Inc. — Class A*	7,400	1,978,760
VCA, Inc.*	35,730	1,958,719
Gartner, Inc.*	22,100	1,853,085
Corporate Executive Board Co.	21,200	1,693,032
Live Nation Entertainment, Inc.*	64,670	1,631,624
STERIS Corp.	22,600	1,588,102
Service Corporation International	57,900	1,508,295
SEI Investments Co.	31,400	1,384,426
MEDNAX, Inc.*	19,000	1,377,690
Charles River Laboratories International, Inc.*	16,800	1,332,072
WEX, Inc.*	10,969	1,177,632
Cooper Companies, Inc.	6,200	1,162,004
Align Technology, Inc.*	21,300	1,145,621
Sirona Dental Systems, Inc.*	12,134	1,091,939
Total Consumer, Non-cyclical		49,672,191

CONSUMER, CYCLICAL - 20.6%
JetBlue Airways Corp.*	249,800	4,808,650
Toll Brothers, Inc.*	106,000	4,170,041
NVR, Inc.*	2,400	3,188,784
Buffalo Wild Wings, Inc.*	14,700	2,664,228
Advance Auto Parts, Inc.	16,803	2,515,241
Signet Jewelers Ltd.	17,600	2,442,704
Alaska Air Group, Inc.	36,230	2,397,701
Foot Locker, Inc.	37,500	2,362,500
Tempur Sealy International, Inc.*	37,900	2,188,346
Polaris Industries, Inc.	14,833	2,092,936
Brunswick Corp.	32,800	1,687,560
Carter’s, Inc.	17,274	1,597,327
Williams-Sonoma, Inc.	19,900	1,586,229
Domino’s Pizza, Inc.	15,600	1,568,580
Brinker International, Inc.	19,700	1,212,732
LKQ Corp.*	45,350	1,159,146
HSN, Inc.	14,200	968,866
Deckers Outdoor Corp.*	12,300	896,301
Total Consumer, Cyclical		39,507,872

FINANCIAL - 17.0%
Alexander & Baldwin, Inc.	101,700	4,391,406
Extra Space Storage, Inc.	48,600	3,283,902
Camden Property Trust	37,500	2,929,875
Jones Lang LaSalle, Inc.	16,500	2,811,600
LaSalle Hotel Properties	72,300	2,809,578
RenaissanceRe Holdings Ltd.	21,800	2,174,114
Duke Realty Corp.	97,600	2,124,752
Omega Healthcare Investors, Inc.	49,600	2,012,272
Primerica, Inc.	35,300	1,796,770
Weingarten Realty Investors	46,300	1,665,874
Lamar Advertising Co. — Class A	26,500	1,570,655
Signature Bank*	11,801	1,529,174
Regency Centers Corp.	21,000	1,428,840
Kilroy Realty Corp.	14,800	1,127,316
UDR, Inc.	29,100	990,273
Total Financial		32,646,401

INDUSTRIAL - 14.0%
Trinity Industries, Inc.	144,600	5,134,745
Eagle Materials, Inc.	51,551	4,307,602
Packaging Corporation of America	35,900	2,807,021
Wabtec Corp.	24,960	2,371,450
Old Dominion Freight Line, Inc.*	30,595	2,364,994
Zebra Technologies Corp. — Class A*	22,800	2,068,302
ITT Corp.	48,300	1,927,653
Acuity Brands, Inc.	10,400	1,748,864
Cognex Corp.*	31,700	1,572,003
Landstar System, Inc.	23,091	1,530,933
Gentex Corp.	58,332	1,067,476
Total Industrial		26,901,043

TECHNOLOGY - 10.3%
Cadence Design Systems, Inc.*	197,400	3,640,056
SolarWinds, Inc.*	68,800	3,525,312
MAXIMUS, Inc.	45,900	3,064,284
Rackspace Hosting, Inc.*	41,100	2,120,349
Fair Isaac Corp.	20,311	1,801,992
Ultimate Software Group, Inc.*	9,786	1,663,180
ACI Worldwide, Inc.*	68,637	1,486,677
Riverbed Technology, Inc.*	63,600	1,329,876
Tyler Technologies, Inc.*	9,000	1,084,770
Total Technology		19,716,496

COMMUNICATIONS - 7.5%
ARRIS Group, Inc.*	134,450	3,884,932
Fortinet, Inc.*	95,800	3,348,210
InterDigital, Inc.	45,890	2,328,459
Qorvo, Inc.*	28,600	2,279,420
AMC Networks, Inc. — Class A*	19,700	1,509,808
FactSet Research Systems, Inc.	6,800	1,082,560
Total Communications		14,433,389

BASIC MATERIALS - 2.4%
Minerals Technologies, Inc.	24,651	1,801,988
Cytec Industries, Inc.	31,900	1,723,876
Valspar Corp.	13,300	1,117,599
Total Basic Materials		4,643,463

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

ENERGY - 1.1%
Dresser-Rand Group, Inc.*	25,400	$2,040,890

UTILITIES - 0.8%
UGI Corp.	47,800	1,557,802

Total Common Stocks
(Cost $159,179,925)		191,119,547

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.3%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$498,748	498,748
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	76,219	76,219
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	61,178	61,178
Total Repurchase Agreements
(Cost $636,145)		636,145

Total Investments - 99.9%
(Cost $159,816,070)		$191,755,692
Other Assets & Liabilities, net - 0.1%		252,878
Total Net Assets - 100.0%		$192,008,570

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Repurchase Agreements — See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value (cost $159,179,925)	$191,119,547
Repurchase agreements, at value (cost $636,145)	636,145
Total investments (cost $159,816,070)	191,755,692
Cash	6,720
Receivables:
Securities sold	1,074,789
Dividends	114,678
Fund shares sold	81,952
Securities lending income	470
Interest	1
Total assets	193,034,302

Liabilities:
Payable for:
Fund shares redeemed	656,094
Management fees	119,758
Distribution and service fees	56,019
Transfer agent and administrative fees	39,919
Portfolio accounting fees	15,968
Miscellaneous	137,974
Total liabilities	1,025,732
Commitments and contingent liabilities (Note 14)	—
Net assets	$192,008,570

Net assets consist of:
Paid in capital	$154,801,901
Undistributed net investment income	—
Accumulated net realized gain on investments	5,267,047
Net unrealized appreciation on investments	31,939,622
Net assets	$192,008,570

A-Class:
Net assets	$40,647,953
Capital shares outstanding	754,682
Net asset value per share	$53.86
Maximum offering price per share (Net asset value divided by 95.25%)	$56.55

C-Class:
Net assets	$26,689,100
Capital shares outstanding	549,208
Net asset value per share	$48.60

H-Class:
Net assets	$124,671,517
Capital shares outstanding	2,312,395
Net asset value per share	$53.91

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends	$2,016,255
Income from securities lending, net	213,188
Interest	210
Total investment income	2,229,653

Expenses:
Management fees	1,697,897
Transfer agent and administrative fees	565,966
Distribution and service fees:
A-Class	120,585
C-Class	263,321
H-Class	379,551
Portfolio accounting fees	226,152
Custodian fees	26,433
Trustees’ fees*	18,540
Tax expense	2,114
Line of credit fees	383
Miscellaneous	307,429
Total expenses	3,608,371
Net investment loss	(1,378,718)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	29,700,840
Net realized gain	29,700,840
Net change in unrealized appreciation (depreciation) on:
Investments	(18,164,089)
Net change in unrealized appreciation (depreciation)	(18,164,089)
Net realized and unrealized gain	11,536,751
Net increase in net assets resulting from operations	$10,158,033

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,378,718)	$(1,185,523)
Net realized gain on investments	29,700,840	55,085,731
Net change in unrealized appreciation (depreciation) on investments	(18,164,089)	(4,970,041)
Net increase in net assets resulting from operations	10,158,033	48,930,167

Distributions to shareholders from:
Net realized gains
A-Class	(7,116,622)	(1,952,757)
C-Class	(4,084,213)	(948,399)
H-Class	(22,003,582)	(6,562,447)
Total distributions to shareholders	(33,204,417)	(9,463,603)

Capital share transactions:
Proceeds from sale of shares
A-Class	39,741,275	36,744,483
C-Class	6,287,664	12,268,993
H-Class	147,612,847	228,779,489
Distributions reinvested
A-Class	6,967,839	1,901,016
C-Class	3,990,817	922,659
H-Class	21,471,603	6,298,116
Cost of shares redeemed
A-Class	(61,004,231)	(33,701,785)
C-Class	(9,508,175)	(6,985,331)
H-Class	(215,228,354)	(317,602,501)
Net decrease from capital share transactions	(59,668,715)	(71,374,861)
Net decrease in net assets	(82,715,099)	(31,908,297)

Net assets:
Beginning of year	274,723,669	306,631,966
End of year	$192,008,570	$274,723,669
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold
A-Class	737,028	700,297
C-Class	127,220	242,805
H-Class	2,657,949	4,249,934
Shares issued from reinvestment of distributions
A-Class	138,912	33,658
C-Class	87,942	17,659
H-Class	427,636	111,412
Shares redeemed
A-Class	(1,132,013)	(640,363)
C-Class	(193,674)	(138,844)
H-Class	(3,955,768)	(6,041,405)
Net decrease in shares	(1,104,768)	(1,464,847)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$58.66	$49.76	$44.11	$42.76	$32.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.22)	(.19)	(.45)	(.38)
Net gain (loss) on investments (realized and unrealized)	3.88	11.05	5.84	1.80	10.93
Total from investment operations	3.59	10.83	5.65	1.35	10.55
Less distributions from:
Net realized gains	(8.39)	(1.93)	—	—	—
Total distributions	(8.39)	(1.93)	—	—	—
Net asset value, end of period	$53.86	$58.66	$49.76	$44.11	$42.76

Total Return[b]	7.18%	21.90%	12.81%	3.16%	32.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,648	$59,293	$45,638	$36,052	$25,237
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.40%)	(0.43%)	(1.09%)	(1.04%)
Total expenses	1.51%	1.52%	1.50%	1.50%	1.54%
Portfolio turnover rate	134%	131%	188%	226%	448%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$54.13	$46.39	$41.43	$40.47	$30.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(.64)	(.58)	(.49)	(.71)	(.63)
Net gain (loss) on investments (realized and unrealized)	3.50	10.25	5.45	1.67	10.39
Total from investment operations	2.86	9.67	4.96	.96	9.76
Less distributions from:
Net realized gains	(8.39)	(1.93)	—	—	—
Total distributions	(8.39)	(1.93)	—	—	—
Net asset value, end of period	$48.60	$54.13	$46.39	$41.43	$40.47

Total Return[b]	6.39%	20.98%	12.00%	2.35%	31.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,689	$28,567	$18,837	$16,228	$10,102
Ratios to average net assets:
Net investment income (loss)	(1.26%)	(1.15%)	(1.19%)	(1.83%)	(1.83%)
Total expenses	2.26%	2.27%	2.25%	2.25%	2.29%
Portfolio turnover rate	134%	131%	188%	226%	448%

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$58.71	$49.80	$44.14	$42.81	$32.25
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.18)	(.20)	(.44)	(.38)
Net gain (loss) on investments (realized and unrealized)	3.88	11.02	5.86	1.77	10.94
Total from investment operations	3.59	10.84	5.66	1.33	10.56
Less distributions from:
Net realized gains	(8.39)	(1.93)	—	—	—
Total distributions	(8.39)	(1.93)	—	—	—
Net asset value, end of period	$53.91	$58.71	$49.80	$44.14	$42.81

Total Return[b]	7.18%	21.91%	12.82%	3.11%	32.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$124,672	$186,863	$242,157	$312,510	$212,654
Ratios to average net assets:
Net investment income (loss)	(0.52%)	(0.33%)	(0.45%)	(1.08%)	(1.02%)
Total expenses	1.51%	1.52%	1.50%	1.50%	1.55%
Portfolio turnover rate	134%	131%	188%	226%	448%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2015, S&P MidCap 400® Pure Value Fund H-Class returned 6.26%, compared with a return of 8.34% for the S&P MidCap 400 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The sectors that contributed most to performance of the underlying index for the period were Health Care and Financials. The Energy sector detracted most from performance, followed by the Materials sector.

JetBlue Airways Corp., Health Net, Inc., and Murphy USA, Inc. contributed most to performance of the underlying index for the period. Abercrombie & Fitch Co. — Class A, Unit Corp., and Tidewater, Inc. detracted most from performance of the underlying index for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Domtar Corp.	2.2%
AGCO Corp.	2.1%
Nabors Industries Ltd.	2.0%
Reinsurance Group of America, Inc. — Class A	1.9%
Ascena Retail Group, Inc.	1.9%
ManpowerGroup, Inc.	1.7%
Arrow Electronics, Inc.	1.7%
Avnet, Inc.	1.7%
HollyFrontier Corp.	1.7%
Ingram Micro, Inc. — Class A	1.7%
Top Ten Total	18.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

34 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
A-Class Shares	6.25%	10.52%	6.66%
A-Class Shares with sales charge†	1.20%	9.45%	6.14%
C-Class Shares	5.47%	9.68%	5.81%
C-Class Shares with CDSC‡	4.47%	9.68%	5.81%
H-Class Shares	6.26%	10.50%	6.65%
S&P MidCap 400 Pure Value Index	8.34%	13.43%	9.58%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	March 31, 2015
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.4%

INDUSTRIAL - 23.9%
AGCO Corp.	6,015	$286,555
Arrow Electronics, Inc.*	3,845	235,121
Avnet, Inc.	5,279	234,916
Tech Data Corp.*	3,915	226,170
AECOM*	7,149	220,332
Terex Corp.	7,959	211,630
Orbital ATK, Inc.	2,263	173,414
KBR, Inc.	11,758	170,256
Jabil Circuit, Inc.	6,736	157,488
Oshkosh Corp.	3,079	150,224
Vishay Intertechnology, Inc.	10,126	139,941
Greif, Inc. — Class A	3,556	139,644
Exelis, Inc.	5,476	133,450
Tidewater, Inc.1	5,847	111,912
Con-way, Inc.	2,460	108,560
SPX Corp.	1,120	95,088
Triumph Group, Inc.	1,500	89,580
Rock-Tenn Co. — Class A	1,340	86,430
Kennametal, Inc.	2,260	76,139
Regal-Beloit Corp.	925	73,926
Granite Construction, Inc.	1,870	65,712
Bemis Company, Inc.	1,277	59,138
Timken Co.	1,170	49,304
TimkenSteel Corp.	1,684	44,575
Total Industrial		3,339,505

FINANCIAL - 18.4%
Reinsurance Group of America, Inc. — Class A	2,873	267,735
Old Republic International Corp.	13,070	195,266
Hanover Insurance Group, Inc.	2,621	190,232
Kemper Corp.	4,811	187,436
Aspen Insurance Holdings Ltd.	3,886	183,536
American Financial Group, Inc.	2,357	151,202
First American Financial Corp.	3,889	138,760
Everest Re Group Ltd.	699	121,626
StanCorp Financial Group, Inc.	1,752	120,187
FirstMerit Corp.	4,610	87,866
Mercury General Corp.	1,480	85,470
Trustmark Corp.	3,510	85,223
Associated Banc-Corp.	4,548	84,593
International Bancshares Corp.	3,212	83,608
Fulton Financial Corp.	6,730	83,048
Umpqua Holdings Corp.	4,407	75,712
Hancock Holding Co.	2,520	75,247
HCC Insurance Holdings, Inc.	1,280	72,538
Washington Federal, Inc.	3,230	70,430
TCF Financial Corp.	3,447	54,187
Valley National Bancorp	5,445	51,401
New York Community Bancorp, Inc.	3,011	50,374
Prosperity Bancshares, Inc.	920	48,282
Total Financial		2,563,959

ENERGY - 16.5%
Nabors Industries Ltd.	20,100	274,364
HollyFrontier Corp.	5,718	230,264
Patterson-UTI Energy, Inc.	11,220	210,656
Western Refining, Inc.	3,900	192,621
Denbury Resources, Inc.1	25,420	185,313
Superior Energy Services, Inc.	7,992	178,541
SM Energy Co.	2,780	143,670
Murphy USA, Inc.*	1,960	141,845
Unit Corp.*	4,974	139,173
Atwood Oceanics, Inc.	4,920	138,301
Rowan Companies plc — Class A	7,230	128,043
NOW, Inc.*,1	4,830	104,521
Rosetta Resources, Inc.*	4,120	70,122
Oil States International, Inc.*	1,550	61,644
Peabody Energy Corp.1	12,159	59,822
Helix Energy Solutions Group, Inc.*	2,500	37,400
Total Energy		2,296,300

CONSUMER, NON-CYCLICAL - 11.4%
ManpowerGroup, Inc.	2,815	242,512
Community Health Systems, Inc.*	3,338	174,511
WellCare Health Plans, Inc.*	1,900	173,773
Health Net, Inc.*	2,759	166,892
RR Donnelley & Sons Co.	7,860	150,833
Owens & Minor, Inc.	4,215	142,636
Rent-A-Center, Inc.	4,947	135,746
FTI Consulting, Inc.*	2,380	89,155
United Natural Foods, Inc.*	1,140	87,826
Dean Foods Co.	4,727	78,137
Aaron’s, Inc.	2,660	75,305
Avon Products, Inc.	7,900	63,121
Total Consumer, Non-cyclical		1,580,447

CONSUMER, CYCLICAL - 11.2%
Ascena Retail Group, Inc.*	18,278	265,213
Ingram Micro, Inc. — Class A*	9,146	229,748
World Fuel Services Corp.	3,757	215,952
MDC Holdings, Inc.	6,221	177,299
Abercrombie & Fitch Co. — Class A	5,034	110,949
CST Brands, Inc.	2,420	106,069
JC Penney Company, Inc.*,1	12,009	100,996
Guess?, Inc.	4,380	81,424
Dana Holding Corp.	3,610	76,388
International Speedway Corp. — Class A	2,190	71,416
Office Depot, Inc.*	6,791	62,477
ANN, Inc.*	1,400	57,442
Total Consumer, Cyclical		1,555,373

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

BASIC MATERIALS - 8.6%
Domtar Corp.	6,495	$300,199
Reliance Steel & Aluminum Co.	3,325	203,091
Commercial Metals Co.	12,165	196,951
United States Steel Corp.1	6,667	162,675
Cabot Corp.	3,030	136,350
Olin Corp.	3,160	101,246
Steel Dynamics, Inc.	4,758	95,636
Total Basic Materials		1,196,148

UTILITIES - 3.4%
ONE Gas, Inc.	2,526	109,198
Great Plains Energy, Inc.	3,451	92,073
Hawaiian Electric Industries, Inc.	2,666	85,632
MDU Resources Group, Inc.	3,587	76,547
Atmos Energy Corp.	1,067	59,005
WGL Holdings, Inc.	932	52,565
Total Utilities		475,020

TECHNOLOGY - 2.5%
Advanced Micro Devices, Inc.*	38,477	103,118
Lexmark International, Inc. — Class A	2,336	98,906
Convergys Corp.	3,149	72,018
NCR Corp.*	2,307	68,080
Total Technology		342,122

COMMUNICATIONS - 2.2%
Telephone & Data Systems, Inc.	6,643	165,410
Time, Inc.	6,106	137,019
Total Communications		302,429

HEALTH CARE - 1.3%
Halyard Health, Inc.*	3,630	178,596

Total Common Stocks
(Cost $10,759,556)		13,829,899

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$76,518	76,518
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	11,694	11,694
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	9,386	9,386
Total Repurchase Agreements
(Cost $97,598)		97,598

SECURITIES LENDING COLLATERAL††,3 - 3.1%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	282,200	282,200
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	97,077	97,077
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	50,107	50,107
Total Securities Lending Collateral
(Cost $429,384)		429,384

Total Investments - 103.2%
(Cost $11,286,538)		$14,356,881
Other Assets & Liabilities, net - (3.2)%		(451,560)
Total Net Assets - 100.0%		$13,905,321

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreements — See Note 5.
3	Securities lending collateral — See Note 6.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $411,361 of securities loaned (cost $10,759,556)	$13,829,899
Repurchase agreements, at value (cost $526,982)	526,982
Total investments (cost $11,286,538)	14,356,881
Segregated cash with broker	6,276
Receivables:
Fund shares sold	1,098,749
Dividends	15,156
Securities lending income	894
Total assets	15,477,956

Liabilities:
Payable for:
Fund shares redeemed	839,502
Return of securities loaned	435,660
Securities purchased	265,939
Management fees	9,848
Distribution and service fees	5,071
Transfer agent and administrative fees	3,283
Portfolio accounting fees	1,313
Miscellaneous	12,019
Total liabilities	1,572,635
Commitments and contingent liabilities (Note 14)	—
Net assets	$13,905,321

Net assets consist of:
Paid in capital	$14,574,203
Undistributed net investment income	28,715
Accumulated net realized loss on investments	(3,767,940)
Net unrealized appreciation on investments	3,070,343
Net assets	$13,905,321

A-Class:
Net assets	$1,904,016
Capital shares outstanding	41,682
Net asset value per share	$45.68
Maximum offering price per share (Net asset value divided by 95.25%)	$47.96

C-Class:
Net assets	$3,033,215
Capital shares outstanding	72,925
Net asset value per share	$41.59

H-Class:
Net assets	$8,968,090
Capital shares outstanding	196,578
Net asset value per share	$45.62

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends	$342,244
Income from securities lending, net	5,721
Interest	24
Total investment income	347,989

Expenses:
Management fees	147,546
Transfer agent and administrative fees	49,182
Distribution and service fees:
A-Class	5,650
C-Class	30,560
H-Class	35,892
Portfolio accounting fees	19,673
Custodian fees	2,296
Trustees’ fees*	1,607
Line of credit fees	179
Miscellaneous	26,689
Total expenses	319,274
Net investment income	28,715

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	821,447
Net realized gain	821,447
Net change in unrealized appreciation (depreciation) on:
Investments	(111,329)
Net change in unrealized appreciation (depreciation)	(111,329)
Net realized and unrealized gain	710,118
Net increase in net assets resulting from operations	$738,833

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$28,715	$18,945
Net realized gain on investments	821,447	3,292,740
Net change in unrealized appreciation (depreciation) on investments	(111,329)	(2,272,142)
Net increase in net assets resulting from operations	738,833	1,039,543

Distributions to shareholders from:
Net investment income
A-Class	(1,894)	(6,418)
C-Class	(3,562)	(10,279)
H-Class	(13,489)	(35,413)
Total distributions to shareholders	(18,945)	(52,110)

Capital share transactions:
Proceeds from sale of shares
A-Class	11,223,218	10,210,160
C-Class	3,652,910	2,956,353
H-Class	118,121,754	180,329,694
Distributions reinvested
A-Class	1,845	5,904
C-Class	3,500	10,187
H-Class	13,216	33,473
Cost of shares redeemed
A-Class	(11,626,460)	(9,772,932)
C-Class	(2,948,860)	(4,562,781)
H-Class	(120,382,579)	(248,292,026)
Net decrease from capital share transactions	(1,941,456)	(69,081,968)
Net decrease in net assets	(1,221,568)	(68,094,535)

Net assets:
Beginning of year	15,126,889	83,221,424
End of year	$13,905,321	$15,126,889
Undistributed net investment income at end of year	$28,715	$18,945

Capital share activity:
Shares sold
A-Class	253,969	259,238
C-Class	91,046	81,786
H-Class	2,697,009	4,580,797
Shares issued from reinvestment of distributions
A-Class	41	142
C-Class	86	266
H-Class	296	805
Shares redeemed
A-Class	(267,091)	(248,039)
C-Class	(74,102)	(128,153)
H-Class	(2,746,513)	(6,499,596)
Net decrease in shares	(45,259)	(1,952,754)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$43.04	$36.18	$30.88	$31.43	$30.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	(.03)	.07	.06	.02
Net gain (loss) on investments (realized and unrealized)	2.58	7.08	5.23	(.61)	3.64
Total from investment operations	2.69	7.05	5.30	(.55)	3.66
Less distributions from:
Net investment income	(.05)	(.19)	—	—	(.17)
Net realized gains	—	—	—	—	(2.51)
Total distributions	(.05)	(.19)	—	—	(2.68)
Net asset value, end of period	$45.68	$43.04	$36.18	$30.88	$31.43

Total Return[b]	6.25%	19.49%	17.16%	(1.75%)	12.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,904	$2,357	$1,571	$6,817	$785
Ratios to average net assets:
Net investment income (loss)	0.26%	(0.06%)	0.23%	0.22%	0.08%
Total expenses	1.51%	1.52%	1.51%	1.49%	1.53%
Portfolio turnover rate	638%	506%	757%	619%	407%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$39.48	$33.46	$28.78	$29.53	$28.96
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.25)	(.13)	(.16)	(.23)
Net gain (loss) on investments (realized and unrealized)	2.34	6.46	4.81	(.59)	3.48
Total from investment operations	2.16	6.21	4.68	(.75)	3.25
Less distributions from:
Net investment income	(.05)	(.19)	—	—	(.17)
Net realized gains	—	—	—	—	(2.51)
Total distributions	(.05)	(.19)	—	—	(2.68)
Net asset value, end of period	$41.59	$39.48	$33.46	$28.78	$29.53

Total Return[b]	5.47%	18.57%	16.26%	(2.54%)	12.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,033	$2,207	$3,413	$2,194	$2,311
Ratios to average net assets:
Net investment income (loss)	(0.44%)	(0.71%)	(0.45%)	(0.60%)	(0.83%)
Total expenses	2.26%	2.28%	2.26%	2.26%	2.30%
Portfolio turnover rate	638%	506%	757%	619%	407%

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$42.98	$36.16	$30.86	$31.42	$30.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.06	.08	.01	(.06)
Net gain (loss) on investments (realized and unrealized)	2.58	6.95	5.22	(.57)	3.73
Total from investment operations	2.69	7.01	5.30	(.56)	3.67
Less distributions from:
Net investment income	(.05)	(.19)	—	—	(.17)
Net realized gains	—	—	—	—	(2.51)
Total distributions	(.05)	(.19)	—	—	(2.68)
Net asset value, end of period	$45.62	$42.98	$36.16	$30.86	$31.42

Total Return[b]	6.26%	19.39%	17.17%	(1.78%)	12.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,968	$10,563	$78,237	$18,838	$54,206
Ratios to average net assets:
Net investment income (loss)	0.25%	0.15%	0.24%	0.02%	(0.19%)
Total expenses	1.51%	1.52%	1.52%	1.51%	1.54%
Portfolio turnover rate	638%	506%	757%	619%	407%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2015, S&P SmallCap 600® Pure Growth Fund H-Class returned 11.13%, compared with a gain of 13.00% for the S&P SmallCap 600 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The Health Care sector and the Consumer Discretionary sector contributed most to performance of the underlying index for the period. The Energy sector was the largest detractor from performance, followed by the Materials sector.

The best-performing stocks in the S&P SmallCap 600 Pure Growth Index were Akorn, Inc., ABIOMED, Inc., and Repligen Corp. The weakest performers in the underlying index were C&J Energy Services Ltd., Stone Energy Corp., and Matrix Service Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Lannett Company, Inc.	2.6%
Carrizo Oil & Gas, Inc.	1.6%
ABIOMED, Inc.	1.6%
Take-Two Interactive Software, Inc.	1.5%
TASER International, Inc.	1.5%
Synchronoss Technologies, Inc.	1.5%
Universal Insurance Holdings, Inc.	1.4%
Meritage Homes Corp.	1.4%
Synergy Resources Corp.	1.4%
General Communication, Inc. — Class A	1.4%
Top Ten Total	15.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
A-Class Shares	11.15%	15.63%	8.47%
A-Class Shares with sales charge†	5.88%	14.51%	7.95%
C-Class Shares	10.30%	14.78%	7.68%
C-Class Shares with CDSC‡	9.30%	14.78%	7.68%
H-Class Shares	11.13%	15.64%	8.47%
S&P SmallCap 600 Pure Growth Index	13.00%	18.04%	10.68%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	March 31, 2015
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

CONSUMER, NON-CYCLICAL - 22.0%
Lannett Company, Inc.*	22,627	$1,532,075
ABIOMED, Inc.*	12,801	916,295
Molina Healthcare, Inc.*	11,236	756,070
PAREXEL International Corp.*	10,509	725,016
Repligen Corp.*	23,853	724,177
On Assignment, Inc.*	18,386	705,471
Depomed, Inc.*	29,061	651,258
ExamWorks Group, Inc.*	14,841	617,682
Natus Medical, Inc.*	12,759	503,598
AMN Healthcare Services, Inc.*	21,712	500,896
Calavo Growers, Inc.	9,130	469,465
Cambrex Corp.*	10,686	423,486
Cynosure, Inc. — Class A*	13,354	409,567
Ligand Pharmaceuticals, Inc. — Class B*	5,248	404,673
Cal-Maine Foods, Inc.1	9,937	388,139
Anika Therapeutics, Inc.*	9,248	380,740
Abaxis, Inc.	5,745	368,312
Chemed Corp.	3,000	358,200
Ensign Group, Inc.	7,500	351,450
Albany Molecular Research, Inc.*	19,030	334,928
Snyder’s-Lance, Inc.	9,500	303,620
Impax Laboratories, Inc.*	6,197	290,453
Helen of Troy Ltd.*	3,320	270,547
Affymetrix, Inc.*	20,487	257,317
Cantel Medical Corp.	4,930	234,175
J&J Snack Foods Corp.	1,469	156,742
Total Consumer, Non-cyclical		13,034,352

FINANCIAL - 22.0%
Universal Insurance Holdings, Inc.	32,608	834,439
Sabra Health Care REIT, Inc.	24,297	805,445
Chesapeake Lodging Trust	22,360	756,438
CoreSite Realty Corp.	15,142	737,113
Bank Mutual Corp.	79,194	579,700
DiamondRock Hospitality Co.	40,422	571,163
American Assets Trust, Inc.	12,850	556,149
HFF, Inc. — Class A	14,742	553,415
Universal Health Realty Income Trust	9,070	510,188
Associated Estates Realty Corp.	18,713	461,836
Post Properties, Inc.	7,375	419,859
Retail Opportunity Investments Corp.	22,287	407,852
First Midwest Bancorp, Inc.	23,029	400,013
Glacier Bancorp, Inc.	15,150	381,023
Boston Private Financial Holdings, Inc.	30,424	369,652
Home BancShares, Inc.	10,605	359,403
Medical Properties Trust, Inc.	24,276	357,828
MB Financial, Inc.	11,280	353,177
BofI Holding, Inc.*	3,758	349,644
HCI Group, Inc.	7,539	345,814
PrivateBancorp, Inc. — Class A	9,248	325,252
PRA Group, Inc.*	5,752	312,449
Bank of the Ozarks, Inc.	8,096	298,985
Sovran Self Storage, Inc.	3,050	286,517
Enova International, Inc.*	14,034	276,329
Pinnacle Financial Partners, Inc.	5,854	260,269
Education Realty Trust, Inc.	7,310	258,628
Healthcare Realty Trust, Inc.	9,106	252,965
Inland Real Estate Corp.	23,125	247,206
Cousins Properties, Inc.	17,819	188,881
CareTrust REIT, Inc.	12,685	172,009
Total Financial		12,989,641

CONSUMER, CYCLICAL - 17.8%
Meritage Homes Corp.*	17,010	827,367
Skechers U.S.A., Inc. — Class A*	10,788	775,765
Pinnacle Entertainment, Inc.*	21,463	774,600
Standard Pacific Corp.*	77,665	698,985
Ryland Group, Inc.	12,630	615,586
G-III Apparel Group Ltd.*	5,152	580,373
DTS, Inc.*	15,775	537,454
Allegiant Travel Co. — Class A	2,553	490,916
Select Comfort Corp.*	13,035	449,316
Zumiez, Inc.*	11,105	446,976
Papa John’s International, Inc.	6,631	409,861
BJ’s Restaurants, Inc.*	7,890	398,051
Popeyes Louisiana Kitchen, Inc.*	6,630	396,607
Sonic Corp.	12,279	389,244
Winnebago Industries, Inc.	16,495	350,684
Jack in the Box, Inc.	3,270	313,658
Outerwall, Inc.1	4,738	313,277
Texas Roadhouse, Inc. — Class A	8,302	302,442
Iconix Brand Group, Inc.*	8,780	295,623
Wolverine World Wide, Inc.	8,721	291,717
Universal Electronics, Inc.*	4,613	260,358
Marriott Vacations Worldwide Corp.	2,990	242,340
Francesca’s Holdings Corp.*	10,940	194,732
Scientific Games Corp. — Class A*,1	13,319	139,450
Total Consumer, Cyclical		10,495,382

INDUSTRIAL - 13.8%
TASER International, Inc.*,1	36,500	880,015
Methode Electronics, Inc.	16,535	777,806
PGT, Inc.*	59,749	667,695
ArcBest Corp.	14,140	535,764
Apogee Enterprises, Inc.	12,163	525,442
Lydall, Inc.*	16,018	508,091
KapStone Paper and Packaging Corp.	15,332	503,503
Heartland Express, Inc.	20,838	495,111
Headwaters, Inc.*	25,860	474,272
US Ecology, Inc.	9,204	459,924
Hillenbrand, Inc.	12,562	387,789
Knight Transportation, Inc.	11,238	362,426
Saia, Inc.*	7,063	312,891
Bel Fuse, Inc. — Class B	16,270	309,618
Curtiss-Wright Corp.	3,900	288,366

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

Matson, Inc.	5,908	$249,081
AZZ, Inc.	4,405	205,229
Forward Air Corp.	3,450	187,335
Total Industrial		8,130,358

TECHNOLOGY - 11.3%
Take-Two Interactive Software, Inc.*	35,734	909,609
Synchronoss Technologies, Inc.*	18,267	866,951
Omnicell, Inc.*	16,755	588,101
Manhattan Associates, Inc.*	10,909	552,103
IGATE Corp.*	11,743	500,956
Synaptics, Inc.*	5,604	455,633
Super Micro Computer, Inc.*	13,520	448,999
NetScout Systems, Inc.*,1	9,895	433,896
Tessera Technologies, Inc.	9,427	379,720
Monolithic Power Systems, Inc.	6,890	362,759
Virtusa Corp.*	7,160	296,281
Dealertrack Technologies, Inc.*	6,755	260,203
Blackbaud, Inc.	5,136	243,344
Electronics for Imaging, Inc.*	5,295	221,066
MicroStrategy, Inc. — Class A*	767	129,769
Total Technology		6,649,390

COMMUNICATIONS - 6.3%
General Communication, Inc. — Class A*	52,230	823,146
LogMeIn, Inc.*	10,525	589,295
Dice Holdings, Inc.*	55,165	492,072
comScore, Inc.*	8,508	435,610
j2 Global, Inc.	6,343	416,608
EW Scripps Co. — Class A*	13,451	382,546
VASCO Data Security International, Inc.*,1	9,710	209,153
Consolidated Communications Holdings, Inc.	10,101	206,060
ViaSat, Inc.*	2,710	161,543
Total Communications		3,716,033

ENERGY - 3.8%
Carrizo Oil & Gas, Inc.*	18,698	928,355
Synergy Resources Corp.*	69,468	823,196
Flotek Industries, Inc.*	21,074	310,631
PetroQuest Energy, Inc.*	89,356	205,519
Total Energy		2,267,701

BASIC MATERIALS - 2.5%
US Silica Holdings, Inc.1	14,009	498,861
Deltic Timber Corp.	4,860	321,975
Neenah Paper, Inc.	4,252	265,920
Century Aluminum Co.*	13,944	192,427
Balchem Corp.	3,163	175,167
Total Basic Materials		1,454,350

CONSUMER DISCRETIONARY - 0.0%
EW Scripps Co.*	1,400	35,840

Total Common Stocks
(Cost $51,222,066)		58,773,047

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.3%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$136,513	136,513
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	20,862	20,862
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	16,745	16,745
Total Repurchase Agreements
(Cost $174,120)		174,120

SECURITIES LENDING COLLATERAL††,3 - 3.1%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	1,219,541	1,219,541
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	419,522	419,522
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	216,541	216,541
Total Securities Lending Collateral
(Cost $1,855,604)		1,855,604

Total Investments - 102.9%
(Cost $53,251,790)		$60,802,771

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS SOLD SHORT† - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Journal Media Group, Inc.*	3,362	$(29,384)
Total Common Stock Sold Short
(Proceeds $29,400)		(29,384)
Other Assets & Liabilities, net - (2.9)%		(1,702,955)
Total Net Assets - 100.0%		$59,070,432

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreements — See Note 5.
3	Securities lending collateral — See Note 6.
REIT — Real Estate Investment Trust

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $1,834,303 of securities loaned (cost $51,222,066)	$58,773,047
Repurchase agreements, at value (cost $2,029,724)	2,029,724
Total investments (cost $53,251,790)	60,802,771
Segregated cash with broker	27,121
Receivables:
Fund shares sold	785,237
Securities sold	564,580
Dividends	40,694
Securities lending income	889
Total assets	62,221,292

Liabilities:
Securities sold short, at value (proceeds $29,400)	29,384
Payable for:
Return of securities loaned	1,882,725
Securities purchased	653,576
Fund shares redeemed	502,006
Management fees	33,395
Distribution and service fees	14,297
Transfer agent and administrative fees	11,132
Portfolio accounting fees	4,452
Miscellaneous	19,893
Total liabilities	3,150,860
Commitments and contingent liabilities (Note 14)	—
Net assets	$59,070,432

Net assets consist of:
Paid in capital	$53,600,346
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,080,911)
Net unrealized appreciation on investments	7,550,997
Net assets	$59,070,432

A-Class:
Net assets	$2,824,598
Capital shares outstanding	47,954
Net asset value per share	$58.90
Maximum offering price per share (Net asset value divided by 95.25%)	$61.84

C-Class:
Net assets	$5,435,839
Capital shares outstanding	100,142
Net asset value per share	$54.28

H-Class:
Net assets	$50,809,995
Capital shares outstanding	862,747
Net asset value per share	$58.89

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $363)	$216,563
Income from securities lending, net	3,666
Interest	38
Total investment income	220,267

Expenses:
Management fees	194,023
Transfer agent and administrative fees	64,675
Distribution and service fees:
A-Class	9,086
C-Class	30,156
H-Class	48,050
Portfolio accounting fees	25,870
Registration fees	20,891
Custodian fees	3,007
Trustees’ fees*	1,876
Line of credit fees	286
Miscellaneous	10,464
Total expenses	408,384
Net investment loss	(188,117)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,956,093
Net realized gain	2,956,093
Net change in unrealized appreciation (depreciation) on:
Investments	2,390,639
Securities sold short	16
Net change in unrealized appreciation (depreciation)	2,390,655
Net realized and unrealized gain	5,346,748
Net increase in net assets resulting from operations	$5,158,631

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(188,117)	$(399,977)
Net realized gain on investments	2,956,093	5,014,825
Net change in unrealized appreciation (depreciation) on investments	2,390,655	3,155,012
Net increase in net assets resulting from operations	5,158,631	7,769,860

Capital share transactions:
Proceeds from sale of shares
A-Class	1,853,974	10,306,511
C-Class	4,335,594	6,653,049
H-Class	126,430,453	342,094,749
Cost of shares redeemed
A-Class	(6,513,702)	(4,376,811)
C-Class	(3,479,599)	(6,385,674)
H-Class	(97,243,555)	(337,494,514)
Net increase from capital share transactions	25,383,165	10,797,310
Net increase in net assets	30,541,796	18,567,170

Net assets:
Beginning of year	28,528,636	9,961,466
End of year	$59,070,432	$28,528,636
Undistributed net investment income/(Accumulated net investment loss) at end of year	$—	$(95,970)

Capital share activity:
Shares sold
A-Class	33,948	199,801
C-Class	85,842	143,830
H-Class	2,360,921	7,053,262
Shares redeemed
A-Class	(123,092)	(86,422)
C-Class	(72,433)	(136,657)
H-Class	(1,818,920)	(6,871,867)
Net increase in shares	466,266	301,947

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$52.99	$41.94	$37.97	$36.06	$28.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.46)	(.31)	(.12)	(.35)	(.34)
Net gain (loss) on investments (realized and unrealized)	6.37	11.36	4.09	2.26	7.91
Total from investment operations	5.91	11.05	3.97	1.91	7.57
Net asset value, end of period	$58.90	$52.99	$41.94	$37.97	$36.06

Total Return[b]	11.15%	26.35%	10.46%	5.30%	26.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,825	$7,265	$995	$1,018	$2,115
Ratios to average net assets:
Net investment income (loss)	(0.88%)	(0.60%)	(0.31%)	(1.00%)	(1.15%)
Total expenses	1.51%	1.53%	1.51%	1.52%	1.54%
Portfolio turnover rate	380%	677%	645%	500%	732%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$49.21	$39.24	$35.79	$34.25	$27.25
Income (loss) from investment operations:
Net investment income (loss)[a]	(.74)	(.66)	(.42)	(.57)	(.54)
Net gain (loss) on investments (realized and unrealized)	5.81	10.63	3.87	2.11	7.54
Total from investment operations	5.07	9.97	3.45	1.54	7.00
Net asset value, end of period	$54.28	$49.21	$39.24	$35.79	$34.25

Total Return[b]	10.30%	25.41%	9.64%	4.50%	25.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,436	$4,268	$3,122	$2,568	$3,072
Ratios to average net assets:
Net investment income (loss)	(1.50%)	(1.46%)	(1.17%)	(1.71%)	(1.80%)
Total expenses	2.25%	2.28%	2.26%	2.26%	2.29%
Portfolio turnover rate	380%	677%	645%	500%	732%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$52.99	$41.94	$37.97	$36.07	$28.48
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.38)	(.31)	(.39)	(.34)
Net gain (loss) on investments (realized and unrealized)	6.21	11.43	4.28	2.29	7.93
Total from investment operations	5.90	11.05	3.97	1.90	7.59
Net asset value, end of period	$58.89	$52.99	$41.94	$37.97	$36.07

Total Return[b]	11.13%	26.35%	10.46%	5.27%	26.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,810	$16,996	$5,844	$29,214	$92,084
Ratios to average net assets:
Net investment income (loss)	(0.58%)	(0.77%)	(0.81%)	(1.10%)	(1.07%)
Total expenses	1.49%	1.52%	1.50%	1.52%	1.55%
Portfolio turnover rate	380%	677%	645%	500%	732%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2015, S&P SmallCap 600® Pure Value Fund H-Class returned 0.63%, compared with a return of 2.72% for the S&P SmallCap 600 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The sectors that contributed most to return were the Financials and Health Care sectors. The Energy sector was the only one that detracted from return. The Consumer Staples sector contributed least, followed by the Materials sector.

The stocks that contributed most to return in the S&P SmallCap 600 Pure Value Index were Perry Ellis International, Inc., Century Aluminum Co., and Super Micro Computer, Inc. Those that detracted most from return of the underlying index were Pioneer Energy Services Corp., Swift Energy Co., and Cloud Peak Energy, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Meadowbrook Insurance Group, Inc.	1.5%
Central Garden & Pet Co. — Class A	1.4%
Cash America International, Inc.	1.3%
Universal Corp.	1.3%
TTM Technologies, Inc.	1.3%
SkyWest, Inc.	1.3%
Kelly Services, Inc. — Class A	1.2%
Pioneer Energy Services Corp.	1.2%
Seneca Foods Corp. — Class A	1.2%
Griffon Corp.	1.1%
Top Ten Total	12.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
A-Class Shares	0.58%	9.65%	5.08%
A-Class Shares with sales charge†	-4.19%	8.59%	4.56%
C-Class Shares	-0.13%	8.81%	4.24%
C-Class Shares with CDSC‡	-1.13%	8.81%	4.24%
H-Class Shares	0.63%	9.61%	5.04%
S&P SmallCap 600 Pure Value Index	2.72%	13.10%	8.86%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 98.9%

INDUSTRIAL - 20.4%
TTM Technologies, Inc.*	23,703	$213,564
Griffon Corp.	10,452	182,178
AAR Corp.	5,581	171,337
Benchmark Electronics, Inc.*	6,990	167,970
Gibraltar Industries, Inc.*	9,833	161,360
Universal Forest Products, Inc.	2,627	145,746
Olympic Steel, Inc.	10,757	144,789
Atlas Air Worldwide Holdings, Inc.*	3,121	134,265
RTI International Metals, Inc.*	3,730	133,944
Comfort Systems USA, Inc.	6,229	131,058
Sanmina Corp.*	5,295	128,086
Roadrunner Transportation Systems, Inc.*	5,026	127,007
Aegion Corp. — Class A*	6,471	116,802
EMCOR Group, Inc.	2,285	106,184
Briggs & Stratton Corp.	4,761	97,791
Hub Group, Inc. — Class A*	2,362	92,803
Plexus Corp.*	2,262	92,222
Tredegar Corp.	4,485	90,193
Fabrinet*	4,516	85,759
Hornbeck Offshore Services, Inc.*	4,493	84,513
Encore Wire Corp.	2,061	78,071
Celadon Group, Inc.	2,830	77,033
II-VI, Inc.*	3,972	73,323
National Presto Industries, Inc.	1,148	72,772
Kaman Corp.	1,592	67,548
General Cable Corp.	3,570	61,511
DXP Enterprises, Inc.*	1,154	50,880
LSB Industries, Inc.*	1,210	50,009
Astec Industries, Inc.	1,017	43,609
Powell Industries, Inc.	1,285	43,394
Tetra Tech, Inc.	1,540	36,991
AM Castle & Co.*,1	7,795	28,452
Total Industrial		3,291,164

CONSUMER, NON-CYCLICAL - 18.2%
Central Garden & Pet Co. — Class A*	20,600	218,772
Universal Corp.	4,533	213,776
Kelly Services, Inc. — Class A	10,854	189,295
Seneca Foods Corp. — Class A*	6,280	187,207
SpartanNash Co.	5,394	170,234
Monster Worldwide, Inc.*	26,467	167,801
Almost Family, Inc.*	3,748	167,574
PharMerica Corp.*	5,455	153,776
Viad Corp.	5,281	146,917
Kindred Healthcare, Inc.	6,120	145,595
Magellan Health, Inc.*	1,944	137,674
ABM Industries, Inc.	4,276	136,233
LHC Group, Inc.*	3,597	118,809
CDI Corp.	8,395	117,950
Insperity, Inc.	2,039	106,619
Brink’s Co.	3,785	104,580
Hanger, Inc.*	4,490	101,878
Invacare Corp.	5,027	97,574
TrueBlue, Inc.*	3,824	93,114
Andersons, Inc.	2,145	88,739
Heidrick & Struggles International, Inc.	2,373	58,328
Total Consumer, Non-cyclical		2,922,445

CONSUMER, CYCLICAL - 17.7%
Cash America International, Inc.	9,230	215,059
SkyWest, Inc.	13,803	201,662
Pep Boys-Manny Moe & Jack*	16,830	161,905
M/I Homes, Inc.*	6,773	161,468
ScanSource, Inc.*	3,350	136,178
Stage Stores, Inc.	5,790	132,708
EZCORP, Inc. — Class A*	14,350	131,016
Big 5 Sporting Goods Corp.	9,784	129,834
United Stationers, Inc.	2,894	118,625
Titan International, Inc.	11,704	109,549
Fred’s, Inc. — Class A	6,372	108,897
Sonic Automotive, Inc. — Class A	4,180	104,082
Superior Industries International, Inc.	5,214	98,701
Perry Ellis International, Inc.*	3,977	92,107
VOXX International Corp. — Class A*	9,317	85,344
Haverty Furniture Companies, Inc.	3,406	84,741
Biglari Holdings, Inc.*	201	83,234
Unifi, Inc.*	2,179	78,640
Arctic Cat, Inc.	2,160	78,451
Barnes & Noble, Inc.*	2,980	70,775
Ruby Tuesday, Inc.*	11,523	69,253
Marcus Corp.	3,204	68,213
Casey’s General Stores, Inc.	742	66,854
Callaway Golf Co.	6,298	60,020
Stein Mart, Inc.	4,781	59,523
Children’s Place, Inc.	796	51,095
Genesco, Inc.*	631	44,946
Movado Group, Inc.	1,280	36,506
Total Consumer, Cyclical		2,839,386

ENERGY - 14.3%
Pioneer Energy Services Corp.*	34,592	187,489
Basic Energy Services, Inc.*	25,793	178,745
Green Plains, Inc.	6,197	176,924
Northern Oil and Gas, Inc.*	17,941	138,325
Penn Virginia Corp.*,1	19,230	124,610
C&J Energy Services Ltd.*	9,945	110,688
TETRA Technologies, Inc.*	17,820	110,128
Cloud Peak Energy, Inc.*	17,668	102,828
Gulf Island Fabrication, Inc.	6,861	101,954
Matrix Service Co.*	5,140	90,258
ION Geophysical Corp.*	38,645	83,860
SEACOR Holdings, Inc.*	1,192	83,047
Stone Energy Corp.*	5,550	81,474
Swift Energy Co.*,1	35,855	77,447
Newpark Resources, Inc.*	7,607	69,300

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

Tesco Corp.	5,936	$67,492
CARBO Ceramics, Inc.1	2,204	67,244
PDC Energy, Inc.*	1,220	65,929
Exterran Holdings, Inc.	1,809	60,728
Gulfmark Offshore, Inc. — Class A	4,436	57,845
Rex Energy Corp.*,1	15,370	57,176
Geospace Technologies Corp.*	2,731	45,089
FutureFuel Corp.	3,691	37,907
Comstock Resources, Inc.1	9,640	34,415
Bristow Group, Inc.	615	33,487
Arch Coal, Inc.*,1	29,556	29,553
Paragon Offshore plc1	19,561	25,429
Total Energy		2,299,371

FINANCIAL - 11.6%
Meadowbrook Insurance Group, Inc.	27,431	233,163
Stewart Information Services Corp.	3,840	156,057
Employers Holdings, Inc.	5,370	144,936
United Fire Group, Inc.	4,401	139,820
Infinity Property & Casualty Corp.	1,364	111,916
Selective Insurance Group, Inc.	3,616	105,045
Navigators Group, Inc.*	1,243	96,755
Horace Mann Educators Corp.	2,675	91,485
OFG Bancorp	5,330	86,986
First BanCorp*	13,090	81,158
Calamos Asset Management, Inc. — Class A	5,998	80,673
Forestar Group, Inc.*	5,060	79,796
Astoria Financial Corp.	6,150	79,643
Susquehanna Bancshares, Inc.	4,682	64,190
Provident Financial Services, Inc.	3,028	56,472
Safety Insurance Group, Inc.	920	54,970
Wintrust Financial Corp.	994	47,394
Central Pacific Financial Corp.	1,660	38,130
Capstead Mortgage Corp.	3,214	37,829
ProAssurance Corp.	816	37,463
Old National Bancorp	2,441	34,638
Total Financial		1,858,519

BASIC MATERIALS - 6.4%
Kraton Performance Polymers, Inc.*	6,773	136,882
OM Group, Inc.	4,083	122,612
Zep, Inc.	7,169	122,088
Stepan Co.	2,780	115,815
A. Schulman, Inc.	2,288	110,282
Veritiv Corp.*	2,089	92,188
PH Glatfelter Co.	3,248	89,417
Materion Corp.	2,204	84,700
Kaiser Aluminum Corp.	985	75,737
American Vanguard Corp.	3,528	37,467
Koppers Holdings, Inc.	1,698	33,417
Total Basic Materials		1,020,605

TECHNOLOGY - 5.7%
Insight Enterprises, Inc.*	6,141	175,141
Ciber, Inc.*	36,391	149,931
SYNNEX Corp.	1,598	123,446
Digi International, Inc.*	10,329	103,083
ManTech International Corp. — Class A	3,010	102,159
CACI International, Inc. — Class A*	975	87,672
Engility Holdings, Inc.	2,366	71,075
Sykes Enterprises, Inc.*	2,490	61,877
Cohu, Inc.	3,993	43,683
Total Technology		918,067

COMMUNICATIONS - 4.2%
Liquidity Services, Inc.*,1	17,080	168,751
Harte-Hanks, Inc.	15,020	117,156
Scholastic Corp.	2,428	99,402
Blucora, Inc.*	6,250	85,375
Anixter International, Inc.*	1,110	84,504
Spok Holdings, Inc.	2,542	48,730
NETGEAR, Inc.*	1,203	39,554
Black Box Corp.	1,464	30,642
Total Communications		674,114

UTILITIES - 0.4%
Laclede Group, Inc.	682	34,932
Avista Corp.	1,020	34,864
Total Utilities		69,796

Total Common Stocks
(Cost $12,574,549)		15,893,467

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$81,857	81,857
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	12,510	12,510
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	10,041	10,041
Total Repurchase Agreements
(Cost $104,408)		104,408

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
S&P SMALLCAP 600® PURE VALUE FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,3 - 3.0%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	$312,376	$312,376
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	107,457	107,457
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	55,465	55,465
Total Securities Lending Collateral
(Cost $475,298)		475,298

Total Investments - 102.6%
(Cost $13,154,255)		$16,473,173
Other Assets & Liabilities, net - (2.6)%		(424,619)
Total Net Assets - 100.0%		$16,048,554

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreements — See Note 5.
3	Securities lending collateral — See Note 6.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $457,313 of securities loaned (cost $12,574,549)	$15,893,467
Repurchase agreements, at value (cost $579,706)	579,706
Total investments (cost $13,154,255)	16,473,173
Segregated cash with broker	6,947
Receivables:
Securities sold	343,009
Fund shares sold	76,170
Dividends	9,122
Securities lending income	1,289
Total assets	16,909,710

Liabilities:
Payable for:
Return of securities loaned	482,245
Fund shares redeemed	342,906
Management fees	11,149
Distribution and service fees	5,636
Transfer agent and administrative fees	3,716
Securities purchased	2,114
Portfolio accounting fees	1,486
Miscellaneous	11,904
Total liabilities	861,156
Commitments and contingent liabilities (Note 14)	—
Net assets	$16,048,554

Net assets consist of:
Paid in capital	$40,900,279
Undistributed net investment income	—
Accumulated net realized loss on investments	(28,170,643)
Net unrealized appreciation on investments	3,318,918
Net assets	$16,048,554

A-Class:
Net assets	$1,592,052
Capital shares outstanding	61,682
Net asset value per share	$25.81
Maximum offering price per share (Net asset value divided by 95.25%)	$27.10

C-Class:
Net assets	$3,082,191
Capital shares outstanding	135,331
Net asset value per share	$22.78

H-Class:
Net assets	$11,374,311
Capital shares outstanding	442,479
Net asset value per share	$25.71

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $64)	$262,242
Income from securities lending, net	6,422
Interest	27
Total investment income	268,691

Expenses:
Management fees	137,892
Transfer agent and administrative fees	45,964
Distribution and service fees:
A-Class	2,612
C-Class	30,589
H-Class	35,705
Portfolio accounting fees	18,385
Registration fees	15,538
Custodian fees	2,138
Trustees’ fees*	1,529
Line of credit fees	259
Miscellaneous	8,735
Total expenses	299,346
Net investment loss	(30,655)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,268,375
Net realized gain	2,268,375
Net change in unrealized appreciation (depreciation) on:
Investments	(1,503,522)
Net change in unrealized appreciation (depreciation)	(1,503,522)
Net realized and unrealized gain	764,853
Net increase in net assets resulting from operations	$734,198

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(30,655)	$(127,130)
Net realized gain on investments	2,268,375	4,060,418
Net change in unrealized appreciation (depreciation) on investments	(1,503,522)	346,408
Net increase in net assets resulting from operations	734,198	4,279,696

Capital share transactions:
Proceeds from sale of shares
A-Class	3,277,688	1,058,772
C-Class	2,725,130	4,733,420
H-Class	108,245,422	217,271,980
Cost of shares redeemed
A-Class	(2,703,495)	(1,936,024)
C-Class	(4,064,150)	(5,294,994)
H-Class	(120,076,906)	(228,428,263)
Net decrease from capital share transactions	(12,596,311)	(12,595,109)
Net decrease in net assets	(11,862,113)	(8,315,413)

Net assets:
Beginning of year	27,910,667	36,226,080
End of year	$16,048,554	$27,910,667
Undistributed net investment income/(Accumulated net investment loss) at end of year	$—	$(40,344)

Capital share activity:
Shares sold
A-Class	133,032	47,370
C-Class	123,385	232,036
H-Class	4,385,027	9,393,903
Shares redeemed
A-Class	(110,967)	(87,067)
C-Class	(185,935)	(258,641)
H-Class	(4,818,402)	(10,096,699)
Net decrease in shares	(473,860)	(769,098)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$25.66	$19.55	$17.07	$17.42	$19.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.09)	(.01)	(.12)	(.13)
Net gain (loss) on investments (realized and unrealized)	.18	6.20	2.49	(.23)	1.20
Total from investment operations	.15	6.11	2.48	(.35)	1.07
Less distributions from:
Net realized gains	—	—	—	—	(3.25)
Total distributions	—	—	—	—	(3.25)
Net asset value, end of period	$25.81	$25.66	$19.55	$17.07	$17.42

Total Return[b]	0.58%	31.25%	14.53%	(2.01%)	6.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,592	$1,016	$1,551	$961	$8,845
Ratios to average net assets:
Net investment income (loss)	(0.10%)	(0.39%)	(0.08%)	(0.71%)	(0.73%)
Total expenses	1.50%	1.52%	1.51%	1.53%	1.53%
Portfolio turnover rate	579%	658%	655%	744%	692%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$22.81	$17.51	$15.40	$15.85	$18.27
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.22)	(.13)	(.20)	(.23)
Net gain (loss) on investments (realized and unrealized)	.16	5.52	2.24	(.25)	1.06
Total from investment operations	(.03)	5.30	2.11	(.45)	.83
Less distributions from:
Net realized gains	—	—	—	—	(3.25)
Total distributions	—	—	—	—	(3.25)
Net asset value, end of period	$22.78	$22.81	$17.51	$15.40	$15.85

Total Return[b]	(0.13%)	30.27%	13.70%	(2.84%)	6.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,082	$4,514	$3,932	$1,955	$2,243
Ratios to average net assets:
Net investment income (loss)	(0.84%)	(1.10%)	(0.84%)	(1.39%)	(1.37%)
Total expenses	2.25%	2.27%	2.26%	2.26%	2.28%
Portfolio turnover rate	579%	658%	655%	744%	692%

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$25.55	$19.47	$17.00	$17.38	$19.57
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.06)	(.06)	(.11)	(.11)
Net gain (loss) on investments (realized and unrealized)	.17	6.14	2.53	(.27)	1.17
Total from investment operations	.16	6.08	2.47	(.38)	1.06
Less distributions from:
Net realized gains	—	—	—	—	(3.25)
Total distributions	—	—	—	—	(3.25)
Net asset value, end of period	$25.71	$25.55	$19.47	$17.00	$17.38

Total Return[b]	0.63%	31.23%	14.53%	(2.19%)	6.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,374	$22,380	$30,743	$24,298	$15,980
Ratios to average net assets:
Net investment income (loss)	(0.03%)	(0.25%)	(0.32%)	(0.69%)	(0.56%)
Total expenses	1.50%	1.53%	1.51%	1.49%	1.54%
Portfolio turnover rate	579%	658%	655%	744%	692%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

For the one-year period ended March 31, 2015, Europe 1.25x Strategy Fund maintained a daily correlation of over 98% to its benchmark of 125% of the daily price movement of the STOXX Europe 50 Index. Europe 1.25x Strategy Fund H-Class returned -10.36% while the STOXX Europe 50 Index returned -5.29% over the same period.

The sectors that contributed most to return of the underlying index were Health Care and Consumer Staples. The sectors detracting most from return were Energy and Financials.

The stocks that contributed most to performance of the underlying index were Novartis AG, Bayer AG, and Anheuser-Busch InBev S.A. Those that detracted most from performance of the underlying index were HSBC Holdings PLC, Total S.A., and Royal Dutch Shell PLC — Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one-year period ended March 31, 2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

60 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

Country	% of Common Stocks	Value
United Kingdom	34%	$1,673,638
Switzerland	23%	1,127,761
Germany	16%	785,204
France	12%	604,980
Spain	6%	275,268
Netherlands	3%	148,184
Belgium	2%	114,717
Other	4%	185,155
Total Common Stocks	100%	$4,914,907

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Novartis AG ADR	2.6%
Nestle S.A. ADR	2.5%
Roche Holding AG ADR	2.0%
HSBC Holdings plc ADR	1.7%
Bayer AG ADR	1.3%
Sanofi ADR	1.2%
Total S.A. ADR	1.2%
BP plc ADR	1.2%
Royal Dutch Shell plc — Class A ADR	1.2%
GlaxoSmithKline plc ADR	1.1%
Top Ten Total	16.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
A-Class Shares	-10.33%	1.98%	-0.35%
A-Class Shares with sales charge†	-14.60%	0.99%	-0.83%
C-Class Shares	-10.94%	1.02%	-1.19%
C-Class Shares with CDSC‡	-11.83%	1.02%	-1.19%
H-Class Shares	-10.36%	1.78%	-0.43%
STOXX Europe 50 Index	-5.29%	4.22%	3.26%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS	March 31, 2015
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 41.3%

CONSUMER, NON-CYCLICAL - 16.1%
Novartis AG ADR	3,130	$308,650
Nestle S.A. ADR	3,938	296,218
Roche Holding AG ADR	6,859	235,812
Bayer AG ADR	1,010	151,768
Sanofi ADR	2,959	146,293
GlaxoSmithKline plc ADR	2,949	136,096
British American Tobacco plc ADR	1,136	117,883
Anheuser-Busch InBev N.V. ADR	941	114,717
AstraZeneca plc ADR	1,541	105,451
Diageo plc ADR	768	84,918
Unilever N.V. — Class Y	1,908	79,678
Reckitt Benckiser Group plc ADR	4,037	69,073
Unilever plc ADR	1,604	66,903
Total Consumer, Non-cyclical		1,913,460

FINANCIAL - 10.4%
HSBC Holdings plc ADR	4,680	199,322
Banco Santander S.A. ADR	17,128	127,604
Allianz SE ADR	5,562	96,807
BNP Paribas S.A. ADR	2,728	82,727
Prudential plc ADR	1,555	77,563
Banco Bilbao Vizcaya Argentaria S.A. ADR	7,583	76,057
Lloyds Banking Group plc ADR*	16,172	75,523
Barclays plc ADR	4,983	72,602
ING Groep N.V. ADR*	4,689	68,506
UBS AG*,1	3,450	64,431
AXA S.A. ADR	2,545	64,237
Zurich Insurance Group AG ADR	1,828	61,686
Deutsche Bank AG	1,578	54,804
Credit Suisse Group AG ADR	1,858	50,036
Standard Chartered plc	2,457	39,459
UBS Group AG*	1,172	21,998
Total Financial		1,233,362

ENERGY - 4.5%
Total S.A. ADR	2,890	143,517
BP plc ADR	3,657	143,025
Royal Dutch Shell plc — Class A ADR	2,372	141,490
Eni SpA ADR	1,642	56,830
BG Group plc ADR	4,116	50,853
Total Energy		535,715

COMMUNICATIONS - 2.6%
Vodafone Group plc ADR	3,233	105,654
Telefonica S.A. ADR	4,990	71,607
Deutsche Telekom AG ADR	3,793	69,165
BT Group plc ADR	992	64,649
Total Communications		311,075

BASIC MATERIALS - 2.4%
BASF SE ADR	1,118	111,202
Rio Tinto plc ADR	1,502	62,182
BHP Billiton Ltd. ADR	1,187	55,160
Air Liquide S.A. ADR	2,116	54,371
Total Basic Materials		282,915

INDUSTRIAL - 1.8%
Siemens AG ADR	962	104,088
ABB Ltd. ADR	2,819	59,678
Schneider Electric SE ADR	3,577	55,408
Total Industrial		219,174

CONSUMER, CYCLICAL - 1.4%
Daimler AG ADR	1,214	113,509
Cie Financiere Richemont S.A. ADR	6,410	51,248
Total Consumer, Cyclical		164,757

TECHNOLOGY - 0.7%
SAP SE ADR	1,162	83,862

UTILITIES - 0.5%
National Grid plc ADR	944	60,992

CONSUMER DISCRETIONARY - 0.5%
LVMH Moet Hennessy Louis Vuitton SE ADR	1,658	58,428

MATERIALS - 0.4%
Glencore plc ADR	6,041	51,166

Total Common Stocks
(Cost $4,329,177)		4,914,906

RIGHTS† - 0.0%
Telefonica SA
Expires 04/12/15	4,990	805
Total Foreign Rights - Spain
(Cost $728)		805

MUTUAL FUNDS† - 0.5%
Guggenheim Strategy Fund I2	2,556	63,634
Total Mutual Funds
(Cost $63,507)		63,634

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
EUROPE 1.25x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,3 - 50.4%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$4,704,719	$4,704,719
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	718,981	718,981
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	577,100	577,100
Total Repurchase Agreements
(Cost $6,000,800)		6,000,800

SECURITIES LENDING COLLATERAL††,4 - 0.5%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	36,630	36,630
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	12,601	12,601
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	6,504	6,504
Total Securities Lending Collateral
(Cost $55,735)		55,735

Total Investments - 92.7%
(Cost $10,449,947)		$11,035,880
Other Assets & Liabilities, net - 7.3%		872,028
Total Net Assets - 100.0%		$11,907,908

	Contracts	Unrealized Loss

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2015 Euro FX Futures Contracts (Aggregate Value of Contracts $9,953,925)	74	$(69,326)

EQUITY FUTURES CONTRACTS PURCHASED††
June 2015 STOXX 50 Index Futures Contracts (Aggregate Value of Contracts $9,782,607)	269	$(91,708)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
3	Repurchase Agreements — See Note 5.
4	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $54,160 of securities loaned (cost $4,393,412)	$4,979,345
Repurchase agreements, at value (cost $6,056,535)	6,056,535
Total investments (cost $10,449,947)	11,035,880
Segregated cash with broker	1,046,603
Cash	68,232
Receivables:
Fund shares sold	232,096
Dividends	57,769
Foreign taxes reclaim	10,690
Swap settlement	2,262
Securities lending income	131
Interest	5
Total assets	12,453,668

Liabilities:
Foreign currency, at value (cost $66,152)	65,322
Payable for:
Fund shares redeemed	229,820
Variation margin	168,832
Return of securities loaned	56,550
Management fees	9,090
Distribution and service fees	3,053
Transfer agent and administrative fees	2,525
Portfolio accounting fees	1,010
Securities purchased	495
Miscellaneous	9,063
Total liabilities	545,760
Commitments and contingent liabilities (Note 14)	—
Net assets	$11,907,908

Net assets consist of:
Paid in capital	$23,222,085
Undistributed net investment income	63,417
Accumulated net realized loss on investments	(11,803,325)
Net unrealized appreciation on investments	425,731
Net assets	$11,907,908

A-Class:
Net assets	$1,165,041
Capital shares outstanding	74,908
Net asset value per share	$15.55
Maximum offering price per share (Net asset value divided by 95.25%)	$16.33

C-Class:
Net assets	$1,023,447
Capital shares outstanding	74,312
Net asset value per share	$13.77

H-Class:
Net assets	$9,719,420
Capital shares outstanding	630,436
Net asset value per share	$15.42

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $14,824)	$279,636
Income from securities lending, net	961
Interest	609
Total investment income	281,206

Expenses:
Management fees	110,994
Transfer agent and administrative fees	30,832
Distribution and service fees:
A-Class	3,532
C-Class	8,206
H-Class	25,248
Portfolio accounting fees	12,332
Registration fees	11,340
Custodian fees	1,439
Trustees’ fees*	1,105
Line of credit fees	131
Tax expense	85
Miscellaneous	13,172
Total expenses	218,416
Net investment income	62,790

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	182,168
Swap agreements	4,023
Futures contracts	14,597
Foreign currency	627
Net realized gain	201,415
Net change in unrealized appreciation (depreciation) on:
Investments	(741,935)
Futures contracts	(325,312)
Foreign currency	737
Net change in unrealized appreciation (depreciation)	(1,066,510)
Net realized and unrealized loss	(865,095)
Net decrease in net assets resulting from operations	$(802,305)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$62,790	$62,852
Net realized gain on investments	201,415	1,358,485
Net change in unrealized appreciation (depreciation) on investments	(1,066,510)	1,364,932
Net increase (decrease) in net assets resulting from operations	(802,305)	2,786,269

Distributions to shareholders from:
Net investment income
A-Class	(3,176)	—
C-Class	(1,621)	—
H-Class	(21,638)	—
Total distributions to shareholders	(26,435)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	10,994,698	52,743,507
C-Class	18,931,297	7,218,044
H-Class	200,800,044	207,864,838
Distributions reinvested
A-Class	2,063	—
C-Class	1,530	—
H-Class	21,551	—
Cost of shares redeemed
A-Class	(12,260,495)	(54,374,701)
C-Class	(18,280,475)	(7,224,756)
H-Class	(202,112,879)	(209,443,547)
Net decrease from capital share transactions	(1,902,666)	(3,216,615)
Net decrease in net assets	(2,731,406)	(430,346)

Net assets:
Beginning of year	14,639,314	15,069,660
End of year	$11,907,908	$14,639,314
Undistributed net investment income at end of year	$63,417	$26,435

Capital share activity:
Shares sold
A-Class	706,168	3,372,060
C-Class	1,263,133	497,359
H-Class	12,265,910	13,214,764
Shares issued from reinvestment of distributions
A-Class	126	—
C-Class	105	—
H-Class	1,328	—
Shares redeemed
A-Class	(778,025)	(3,501,903)
C-Class	(1,223,396)	(494,056)
H-Class	(12,306,127)	(13,302,797)
Net decrease in shares	(70,778)	(214,573)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$17.40	$14.16	$12.57	$14.06	$14.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.16	(.03)	.10	.08
Net gain (loss) on investments (realized and unrealized)	(1.85)	3.08	1.65	(1.59)	(.20)
Total from investment operations	(1.80)	3.24	1.62	(1.49)	(.12)
Less distributions from:
Net investment income	(.05)	—	(.03)	—	—
Total distributions	(.05)	—	(.03)	—	—
Net asset value, end of period	$15.55	$17.40	$14.16	$12.57	$14.06

Total Return[b]	(10.33%)	22.88%	12.92%	(10.60%)	(0.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,165	$2,551	$3,916	$694	$455
Ratios to average net assets:
Net investment income (loss)	0.33%	1.00%	(0.23%)	0.77%	0.66%
Total expenses[c]	1.72%	1.72%	1.67%	1.67%	1.69%
Portfolio turnover rate	608%	654%	903%	318%	515%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$15.52	$12.89	$11.53	$12.97	$13.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.07)	(.10)	— [d]	.03
Net gain (loss) on investments (realized and unrealized)	(1.62)	2.70	1.49	(1.44)	(.23)
Total from investment operations	(1.70)	2.63	1.39	(1.44)	(.20)
Less distributions from:
Net investment income	(.05)	—	(.03)	—	—
Total distributions	(.05)	—	(.03)	—	—
Net asset value, end of period	$13.77	$15.52	$12.89	$11.53	$12.97

Total Return[c]	(10.94%)	20.40%	12.09%	(11.10%)	(1.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,023	$535	$402	$439	$638
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.48%)	(0.83%)	0.03%	0.22%
Total expenses[d]	2.48%	2.47%	2.42%	2.43%	2.43%
Portfolio turnover rate	608%	654%	903%	318%	515%

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$17.26	$14.20	$12.59	$14.06	$14.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.03	(.02)	.16	.09
Net gain (loss) on investments (realized and unrealized)	(1.89)	3.03	1.66	(1.63)	(.23)
Total from investment operations	(1.79)	3.06	1.64	(1.47)	(.14)
Less distributions from:
Net investment income	(.05)	—	(.03)	—	—
Total distributions	(.05)	—	(.03)	—	—
Net asset value, end of period	$15.42	$17.26	$14.20	$12.59	$14.06

Total Return[b]	(10.36%)	21.55%	13.06%	(10.46%)	(0.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,719	$11,553	$10,752	$7,759	$23,238
Ratios to average net assets:
Net investment income (loss)	0.62%	0.19%	(0.18%)	1.22%	0.70%
Total expenses[c]	1.72%	1.71%	1.67%	1.68%	1.69%
Portfolio turnover rate	608%	654%	903%	318%	515%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net investment income is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one-year period ended March 31, 2015, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the Nikkei-225 Stock Average Index. Japan 2x Strategy Fund H-Class returned 20.64%, while the Nikkei-225 Stock Average Index returned 11.30% over the same time period.

The sectors that contributed most to performance of the underlying index were Information Technology and Industrials. Telecommunications Services detracted most from performance, followed by Energy.

Stocks that contributed most to return of the underlying index were Fanuc Corp., TDK Corp., and Eisai Co Ltd. Those that detracted most from performance of the underlying index were Yokogawa Electric Corp., JGC Corp. and SoftBank Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one-year period ended March 31, 2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

68 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Inception Dates:
A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	8.0%
Total	8.0%

“Largest Holding” excludes any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	Since Inception (02/22/08)
A-Class Shares	20.61%	7.15%	-0.98%
A-Class Shares with sales charge†	14.90%	6.11%	-1.66%
C-Class Shares	20.23%	6.49%	-1.63%
C-Class Shares with CDSC‡	19.23%	6.49%	-1.63%
H-Class Shares	20.64%	7.25%	-0.93%
Nikkei-225 Stock Average Index	11.30%	6.17%	3.39%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS	March 31, 2015
JAPAN 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 8.0%
Guggenheim Strategy Fund I1	56,666	$1,410,987
Total Mutual Funds
(Cost $1,408,156)		1,410,987

	Face Amount

REPURCHASE AGREEMENTS††,2 - 91.5%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$12,646,676	12,646,676
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	1,932,681	1,932,681
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	1,551,294	1,551,294
Total Repurchase Agreements
(Cost $16,130,651)		16,130,651

Total Investments - 99.5%
(Cost $17,538,807)		$17,541,638
Other Assets & Liabilities, net - 0.5%		84,016
Total Net Assets - 100.0%		$17,625,654

	Contracts	Unrealized Gain (Loss)

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2015 Japanese Yen Futures Contracts (Aggregate Value of Contracts $35,261,850)	338	$76,588

EQUITY FUTURES CONTRACTS PURCHASED†
June 2015 Nikkei-225 (CME) Index Futures Contracts (Aggregate Value of Contracts $35,291,550)	366	$(63,016)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	Repurchase Agreements — See Note 5.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value (cost $1,408,156)	$1,410,987
Repurchase agreements, at value (cost $16,130,651)	16,130,651
Total investments (cost $17,538,807)	17,541,638
Segregated cash with broker	1,132,245
Receivables:
Fund shares sold	374,550
Swap settlement	2,746
Dividends	1,531
Interest	14
Total assets	19,052,724

Liabilities:
Payable for:
Fund shares redeemed	831,017
Variation margin	579,781
Management fees	5,156
Distribution and service fees	1,858
Transfer agent and administrative fees	1,719
Securities purchased	1,531
Portfolio accounting fees	688
Miscellaneous	5,320
Total liabilities	1,427,070
Commitments and contingent liabilities (Note 14)	—
Net assets	$17,625,654

Net assets consist of:
Paid in capital	$19,466,389
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,857,138)
Net unrealized appreciation on investments	16,403
Net assets	$17,625,654

A-Class:
Net assets	$446,696
Capital shares outstanding	19,183
Net asset value per share	$23.29
Maximum offering price per share (Net asset value divided by 95.25%)	$24.45

C-Class:
Net assets	$317,145
Capital shares outstanding	14,267
Net asset value per share	$22.23

H-Class:
Net assets	$16,861,813
Capital shares outstanding	721,228
Net asset value per share	$23.38

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends	$12,631
Interest	896
Total investment income	13,527

Expenses:
Management fees	39,214
Transfer agent and administrative fees	13,071
Distribution and service fees:
A-Class	2,713
C-Class	1,702
H-Class	9,933
Portfolio accounting fees	5,229
Custodian fees	609
Trustees’ fees*	389
Miscellaneous	8,916
Total expenses	81,776
Net investment loss	(68,249)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,476)
Swap agreements	4,886
Futures contracts	(181,931)
Net realized loss	(181,521)
Net change in unrealized appreciation (depreciation) on:
Investments	2,831
Futures contracts	(252,230)
Net change in unrealized appreciation (depreciation)	(249,399)
Net realized and unrealized loss	(430,920)
Net decrease in net assets resulting from operations	$(499,169)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(68,249)	$(137,800)
Net realized gain (loss) on investments	(181,521)	1,292,015
Net change in unrealized appreciation (depreciation) on investments	(249,399)	(1,252,929)
Net decrease in net assets resulting from operations	(499,169)	(98,714)

Capital share transactions:
Proceeds from sale of shares
A-Class	14,492,697	8,428,575
C-Class	10,475,739	9,557,083
H-Class	76,998,182	130,777,601
Cost of shares redeemed
A-Class	(14,473,442)	(10,200,315)
C-Class	(10,254,244)	(9,548,823)
H-Class	(62,946,467)	(136,373,860)
Net increase (decrease) from capital share transactions	14,292,465	(7,359,739)
Net increase (decrease) in net assets	13,793,296	(7,458,453)

Net assets:
Beginning of year	3,832,358	11,290,811
End of year	$17,625,654	$3,832,358
Undistributed net investment income/(Accumulated net investment loss) at end of year	$—	$(21,490)

Capital share activity:
Shares sold
A-Class	736,387	414,164
C-Class	545,198	492,346
H-Class	3,746,308	6,516,305
Shares redeemed
A-Class	(749,545)	(498,277)
C-Class	(536,530)	(501,406)
H-Class	(3,185,268)	(6,873,237)
Net increase (decrease) in shares	556,550	(450,105)

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$19.31	$17.39	$15.45	$14.95	$16.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.31)	(.20)	(.22)	(.24)
Net gain (loss) on investments (realized and unrealized)	4.23	2.23	2.14	.72	(1.30)
Total from investment operations	3.98	1.92	1.94	.50	(1.54)
Net asset value, end of period	$23.29	$19.31	$17.39	$15.45	$14.95

Total Return[b]	20.61%	11.04%	12.56%	3.34%	(9.34%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$447	$624	$2,025	$1,428	$5,931
Ratios to average net assets:
Net investment income (loss)	(1.27%)	(1.50%)	(1.40%)	(1.49%)	(1.45%)
Total expenses[c]	1.54%	1.52%	1.51%	1.51%	1.55%
Portfolio turnover rate	405%	—	—	—	—

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$18.49	$16.76	$14.99	$14.60	$16.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.39)	(.43)	(.29)	(.31)	(.31)
Net gain (loss) on investments (realized and unrealized)	4.13	2.16	2.06	.70	(1.32)
Total from investment operations	3.74	1.73	1.77	.39	(1.63)
Net asset value, end of period	$22.23	$18.49	$16.76	$14.99	$14.60

Total Return[b]	20.23%	10.32%	11.81%	2.67%	(10.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$317	$104	$246	$140	$189
Ratios to average net assets:
Net investment income (loss)	(2.04%)	(2.25%)	(2.15%)	(2.23%)	(2.18%)
Total expenses[c]	2.30%	2.27%	2.25%	2.26%	2.29%
Portfolio turnover rate	405%	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$19.38	$17.44	$15.49	$14.98	$16.48
Income (loss) from investment operations:
Net investment income (loss)[a]	(.26)	(.30)	(.20)	(.22)	(.23)
Net gain (loss) on investments (realized and unrealized)	4.26	2.24	2.15	.73	(1.27)
Total from investment operations	4.00	1.94	1.95	.51	(1.50)
Net asset value, end of period	$23.38	$19.38	$17.44	$15.49	$14.98

Total Return[b]	20.64%	11.12%	12.59%	3.40%	(9.10%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,862	$3,104	$9,020	$4,574	$5,356
Ratios to average net assets:
Net investment income (loss)	(1.28%)	(1.50%)	(1.40%)	(1.48%)	(1.44%)
Total expenses[c]	1.54%	1.52%	1.50%	1.51%	1.54%
Portfolio turnover rate	405%	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2015, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the U.S. Dollar Index. Strengthening Dollar 2x Strategy Fund H-Class returned 45.33%, compared with a return of 22.80% for its benchmark, the U.S. Dollar Index.

The currencies that contributed most to performance of the underlying index for the period were the euro and the Japanese yen. No currency detracted from performance of the underlying index for the period, but the Canadian dollar and Swedish krona were the currencies that contributed least.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one-year period ended March 31, 2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	14.9%
Guggenheim Strategy Fund II	14.3%
Total	29.2%

“Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	Since Inception (05/25/05)
A-Class Shares	45.33%	2.56%	-0.15%
A-Class Shares with sales charge†	38.44%	1.56%	-0.64%
C-Class Shares	44.24%	1.77%	-0.85%
C-Class Shares with CDSC‡	43.24%	1.77%	-0.85%
H-Class Shares	45.33%	2.56%	-0.18%
U.S. Dollar Index	22.80%	3.94%	1.33%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

76 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 29.2%
Guggenheim Strategy Fund I1	1,064,184	$26,498,191
Guggenheim Strategy Fund II2	1,016,998	25,333,425
Total Mutual Funds
(Cost $51,761,785)		51,831,616

	Face Amount

REPURCHASE AGREEMENTS††,3 - 57.6%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$80,270,830	80,270,830
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	12,267,087	12,267,087
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	9,846,354	9,846,354
Total Repurchase Agreements
(Cost $102,384,271)		102,384,271

Total Investments - 86.8%
(Cost $154,146,056)		$154,215,887
Other Assets & Liabilities, net - 13.2%		23,482,650
Total Net Assets - 100.0%		$177,698,537

	Contracts	Unrealized Gain (Loss)

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2015 U.S. Dollar Index Futures Contracts (Aggregate Value of Contracts $301,246,560)	3,054	$(3,152,360)

	Units

OTC CURRENCY INDEX SWAP AGREEMENTS††
Goldman Sachs International May 2015 U.S. Dollar Index Swap, Terminating 05/15/154 (Notional Value $54,204,217)	550,034	$1,964,456

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	Affiliated issuer — See Note 12.
3	Repurchase Agreements — See Note 5.
4	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $26,462,002)	$26,498,191
Investments in affiliated issuers, at value (cost $25,299,783)	25,333,425
Repurchase agreements, at value (cost $102,384,271)	102,384,271
Total investments (cost $154,146,056)	154,215,887
Segregated cash with broker	9,195,111
Unrealized appreciation on swap agreements	1,964,456
Receivables:
Fund shares sold	11,710,529
Variation margin	1,001,780
Swap settlement	117,595
Dividends	62,787
Interest	92
Total assets	178,268,237

Liabilities:
Payable for:
Fund shares redeemed	161,889
Management fees	142,969
Securities purchased	62,868
Distribution and service fees	42,097
Transfer agent and administrative fees	39,714
Portfolio accounting fees	15,864
Licensing fees	45,567
Miscellaneous	58,732
Total liabilities	569,700
Commitments and contingent liabilities (Note 14)	—
Net assets	$177,698,537

Net assets consist of:
Paid in capital	$171,100,785
Accumulated net investment loss	(455,964)
Accumulated net realized gain on investments	8,171,789
Net unrealized depreciation on investments	(1,118,073)
Net assets	$177,698,537

A-Class:
Net assets	$15,764,771
Capital shares outstanding	282,799
Net asset value per share	$55.75
Maximum offering price per share (Net asset value divided by 95.25%)	$58.53

C-Class:
Net assets	$3,835,880
Capital shares outstanding	74,413
Net asset value per share	$51.55

H-Class:
Net assets	$158,097,886
Capital shares outstanding	2,847,020
Net asset value per share	$55.53

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends from securities of unaffiliated issuers	$230,106
Dividends from securities of affiliated issuers	191,684
Interest	11,496
Total investment income	433,286

Expenses:
Management fees	797,847
Transfer agent and administrative fees	221,624
Distribution and service fees:
A-Class	30,279
C-Class	27,171
H-Class	184,552
Portfolio accounting fees	88,627
Custodian fees	10,311
Trustees’ fees*	3,140
Miscellaneous	148,762
Total expenses	1,512,313
Net investment loss	(1,079,027)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(43,221)
Investments in affiliated issuers	(41,866)
Swap agreements	6,431,435
Futures contracts	35,932,141
Net realized gain	42,278,489
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	36,189
Investments in affiliated issuers	33,642
Swap agreements	1,982,005
Futures contracts	(3,325,685)
Net change in unrealized appreciation (depreciation)	(1,273,849)
Net realized and unrealized gain	41,004,640
Net increase in net assets resulting from operations	$39,925,613

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,079,027)	$(387,321)
Net realized gain (loss) on investments	42,278,489	(3,258,413)
Net change in unrealized appreciation (depreciation) on investments	(1,273,849)	(133,507)
Net increase (decrease) in net assets resulting from operations	39,925,613	(3,779,241)

Capital share transactions:
Proceeds from sale of shares
A-Class	67,660,509	32,997,383
C-Class	13,335,647	13,018,069
H-Class	803,295,701	97,506,138
Cost of shares redeemed
A-Class	(61,334,808)	(38,741,873)
C-Class	(12,659,892)	(14,153,109)
H-Class	(687,933,691)	(97,374,129)
Net increase (decrease) from capital share transactions	122,363,466	(6,747,521)
Net increase (decrease) in net assets	162,289,079	(10,526,762)

Net assets:
Beginning of year	15,409,458	25,936,220
End of year	$177,698,537	$15,409,458
Accumulated net investment loss at end of year	$(455,964)	$(99,577)

Capital share activity:
Shares sold
A-Class	1,496,935	815,939 *
C-Class	313,093	341,309 *
H-Class	17,612,624	2,436,518 *
Shares redeemed
A-Class	(1,306,603)	(967,356)*
C-Class	(297,401)	(370,508)*
H-Class	(15,021,156)	(2,462,181)*
Net increase (decrease) in shares	2,797,492	(206,279)*

*
Reverse share split — Capital share activity for the period presented through February 7, 2014 has been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 13 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$38.36	$42.75	$40.35	$40.39	$49.15
Income (loss) from investment operations:
Net investment income (loss)[a]	(.56)	(.69)	(.63)	(.66)	(.75)
Net gain (loss) on investments (realized and unrealized)	17.95	(3.70)	3.03	.62	(8.01)
Total from investment operations	17.39	(4.39)	2.40	(.04)	(8.76)
Net asset value, end of period	$55.75	$38.36	$42.75	$40.35	$40.39

Total Return[b]	45.33%	(10.27%)	5.95%	(0.07%)	(17.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,765	$3,547	$10,427	$6,875	$6,115
Ratios to average net assets:
Net investment income (loss)	(1.19%)	(1.72%)	(1.53%)	(1.62%)	(1.55%)
Total expenses[c]	1.68%	1.74%	1.66%	1.68%	1.71%
Portfolio turnover rate	299%	—	—	—	—

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$35.74	$40.15	$38.14	$38.48	$47.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.81)	(.94)	(.90)	(.90)	(1.05)
Net gain (loss) on investments (realized and unrealized)	16.62	(3.47)	2.91	.56	(7.68)
Total from investment operations	15.81	(4.41)	2.01	(.34)	(8.73)
Net asset value, end of period	$51.55	$35.74	$40.15	$38.14	$38.48

Total Return[b]	44.24%	(10.96%)	5.27%	(0.94%)	(18.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,836	$2,099	$3,530	$4,091	$4,028
Ratios to average net assets:
Net investment income (loss)	(1.96%)	(2.48%)	(2.29%)	(2.36%)	(2.29%)
Total expenses[c]	2.44%	2.50%	2.42%	2.44%	2.46%
Portfolio turnover rate	299%	—	—	—	—

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[d]	Year Ended March 28, 2013[d]	Year Ended March 31, 2012[d]	Year Ended March 31, 2011[d]
Per Share Data
Net asset value, beginning of period	$38.21	$42.60	$40.17	$40.20	$48.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.56)	(.69)	(.63)	(.66)	(.75)
Net gain (loss) on investments (realized and unrealized)	17.88	(3.70)	3.06	.63	(7.97)
Total from investment operations	17.32	(4.39)	2.43	(.03)	(8.72)
Net asset value, end of period	$55.53	$38.21	$42.60	$40.17	$40.20

Total Return[b]	45.33%	(10.31%)	6.05%	(0.07%)	(17.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,098	$9,764	$11,979	$21,982	$20,733
Ratios to average net assets:
Net investment income (loss)	(1.19%)	(1.72%)	(1.53%)	(1.62%)	(1.55%)
Total expenses[c]	1.68%	1.74%	1.66%	1.69%	1.72%
Portfolio turnover rate	299%	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]
Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 13 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2015, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the U.S. Dollar Index. Weakening Dollar 2x Strategy Fund H-Class returned -33.99%, compared with a return of 22.80% for its benchmark, the U.S. Dollar Index.

The currencies that contributed most to performance of the underlying index for the period were the euro and the Japanese yen. No currency detracted from performance of the underlying index for the period, but the Canadian dollar and Swedish krona were the currencies that contributed least.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one-year ended March 31, 2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

82 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	15.7%
Guggenheim Strategy Fund I	15.4%
Total	31.1%

“Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	Since Inception (05/25/05)
A-Class Shares	-34.04%	-8.11%	-3.50%
A-Class Shares with sales charge†	-37.17%	-9.00%	-3.98%
C-Class Shares	-34.52%	-8.79%	-4.23%
C-Class Shares with CDSC‡	-35.18%	-8.79%	-4.23%
H-Class Shares	-33.99%	-8.10%	-3.51%
U.S. Dollar Index	22.80%	3.94%	1.33%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS	March 31, 2015
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 31.1%
Guggenheim Strategy Fund II1	27,227	$678,219
Guggenheim Strategy Fund I1	26,738	665,787
Total Mutual Funds
(Cost $1,343,385)		1,344,006

	Face Amount

REPURCHASE AGREEMENTS††,2 - 95.3%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$3,230,336	3,230,336
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	493,664	493,664
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	396,247	396,247
Total Repurchase Agreements
(Cost $4,120,247)		4,120,247

Total Investments - 126.4%
(Cost $5,463,632)		$5,464,253
Other Assets & Liabilities, net - (26.4)%		(1,142,697)
Total Net Assets - 100.0%		$4,321,556

	Contracts	Unrealized Gain

CURRENCY FUTURES CONTRACTS SOLD SHORT†
June 2015 U.S. Dollar Index Futures Contracts (Aggregate Value of Contracts $7,989,840)	81	$52,612

	Units

OTC CURRENCY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International May 2015 U.S. Dollar Index Swap, Terminating 05/15/153 (Notional Value $677,377)	6,874	$6,899

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	Repurchase Agreements — See Note 5.
3	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value (cost $1,343,385)	$1,344,006
Repurchase agreements, at value (cost $4,120,247)	4,120,247
Total investments (cost $5,463,632)	5,464,253
Segregated cash with broker	381,914
Unrealized appreciation on swap agreements	6,899
Receivables:
Fund shares sold	36,465
Dividends	1,637
Interest	4
Total assets	5,891,172

Liabilities:
Payable for:
Fund shares redeemed	1,324,698
Swap settlement	199,766
Variation margin	30,864
Management fees	3,319
Securities purchased	1,637
Distribution and service fees	1,025
Transfer agent and administrative fees	922
Portfolio accounting fees	369
Miscellaneous	7,016
Total liabilities	1,569,616
Commitments and contingent liabilities (Note 14)	—
Net assets	$4,321,556

Net assets consist of:
Paid in capital	$22,069,349
Undistributed net investment income	1
Accumulated net realized loss on investments	(17,807,926)
Net unrealized appreciation on investments	60,132
Net assets	$4,321,556

A-Class:
Net assets	$508,314
Capital shares outstanding	43,143
Net asset value per share	$11.78
Maximum offering price per share (Net asset value divided by 95.25%)	$12.37

C-Class:
Net assets	$162,578
Capital shares outstanding	15,035
Net asset value per share	$10.81

H-Class:
Net assets	$3,650,664
Capital shares outstanding	310,287
Net asset value per share	$11.77

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends	$33,624
Interest	677
Total investment income	34,301

Expenses:
Management fees	61,980
Transfer agent and administrative fees	17,217
Distribution and service fees:
A-Class	2,863
C-Class	5,618
H-Class	12,949
Portfolio accounting fees	6,887
Registration fees	6,269
Custodian fees	804
Trustees’ fees*	637
Miscellaneous	6,243
Total expenses	121,467
Net investment loss	(87,166)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(10,240)
Swap agreements	(643,293)
Futures contracts	(1,977,311)
Net realized loss	(2,630,844)
Net change in unrealized appreciation (depreciation) on:
Investments	621
Swap agreements	(8,930)
Futures contracts	118,925
Net change in unrealized appreciation (depreciation)	110,616
Net realized and unrealized loss	(2,520,228)
Net decrease in net assets resulting from operations	$(2,607,394)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(87,166)	$(188,856)
Net realized gain (loss) on investments	(2,630,844)	175,390
Net change in unrealized appreciation (depreciation) on investments	110,616	64,739
Net increase (decrease) in net assets resulting from operations	(2,607,394)	51,273

Capital share transactions:
Proceeds from sale of shares
A-Class	13,033,004	24,041,632
C-Class	1,510,966	6,428,661
H-Class	51,409,264	31,158,919
Cost of shares redeemed
A-Class	(13,313,243)	(24,071,521)
C-Class	(1,961,174)	(7,316,759)
H-Class	(51,148,755)	(35,984,350)
Net decrease from capital share transactions	(469,938)	(5,743,418)
Net decrease in net assets	(3,077,332)	(5,692,145)

Net assets:
Beginning of year	7,398,888	13,091,033
End of year	$4,321,556	$7,398,888
Undistributed net investment income/(Accumulated net investment loss) at end of year	$1	$(44,928)

Capital share activity:
Shares sold
A-Class	799,412	1,367,080
C-Class	119,140	398,681
H-Class	3,382,831	1,777,634
Shares redeemed
A-Class	(819,501)	(1,383,231)
C-Class	(153,809)	(455,811)
H-Class	(3,378,114)	(2,066,133)
Net decrease in shares	(50,041)	(361,780)

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$17.86	$16.95	$18.95	$20.34	$17.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.30)	(.28)	(.33)	(.28)
Net gain (loss) on investments (realized and unrealized)	(5.88)	1.21	(1.72)	(1.06)	2.64
Total from investment operations	(6.08)	.91	(2.00)	(1.39)	2.36
Net asset value, end of period	$11.78	$17.86	$16.95	$18.95	$20.34

Total Return[b]	(34.04%)	5.37%	(10.55%)	(6.83%)	13.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$508	$1,129	$1,346	$2,881	$5,576
Ratios to average net assets:
Net investment income (loss)	(1.23%)	(1.73%)	(1.53%)	(1.62%)	(1.54%)
Total expenses[c]	1.70%	1.75%	1.65%	1.70%	1.71%
Portfolio turnover rate	219%	—	—	—	—

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$16.51	$15.79	$17.79	$19.23	$17.12
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.40)	(.38)	(.44)	(.39)
Net gain (loss) on investments (realized and unrealized)	(5.41)	1.12	(1.62)	(1.00)	2.50
Total from investment operations	(5.70)	.72	(2.00)	(1.44)	2.11
Net asset value, end of period	$10.81	$16.51	$15.79	$17.79	$19.23

Total Return[b]	(34.52%)	4.56%	(11.24%)	(7.49%)	12.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$163	$821	$1,687	$2,826	$3,963
Ratios to average net assets:
Net investment income (loss)	(1.94%)	(2.49%)	(2.27%)	(2.36%)	(2.29%)
Total expenses[c]	2.46%	2.52%	2.39%	2.44%	2.46%
Portfolio turnover rate	219%	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$17.83	$16.93	$18.93	$20.32	$17.96
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.30)	(.27)	(.32)	(.28)
Net gain (loss) on investments (realized and unrealized)	(5.87)	1.20	(1.73)	(1.07)	2.64
Total from investment operations	(6.06)	.90	(2.00)	(1.39)	2.36
Net asset value, end of period	$11.77	$17.83	$16.93	$18.93	$20.32

Total Return[b]	(33.99%)	5.32%	(10.57%)	(6.84%)	13.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,651	$5,449	$10,058	$13,551	$23,432
Ratios to average net assets:
Net investment income (loss)	(1.20%)	(1.74%)	(1.52%)	(1.61%)	(1.54%)
Total expenses[c]	1.70%	1.76%	1.64%	1.69%	1.71%
Portfolio turnover rate	219%	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC. At March 31, 2015, the Trust consisted of fifty-two funds.

This report covers the S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strenghtening Dollar 2x Strategy Fund and the Weakening Dollar 2x Strategy Fund (the “Funds”). Only A-Class, C-Class and H-Class shares had been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review

THE RYDEX FUNDS ANNUAL REPORT | 89

NOTES TO FINANCIAL STATEMENTS (continued)

responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies ("Mutual Funds") are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds ("ETFs") and closed-end investment companies ("CEFs") are valued at the last quoted sales price.

Repurchase agreements are valued at amortized cost, which approximates market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees.

Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

C. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash

90 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

E. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

F. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

G. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

H. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

I. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

J. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 91

NOTES TO FINANCIAL STATEMENTS (continued)

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

The Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund use derivative instruments to achieve leveraged exposure to their respective underlying indices. Since these Funds’ investment strategies involve consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. In addition, as investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, this creates an opportunity for increased net income but, at the same time, additional leverage risk. The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile and riskier than if they had not been leveraged.

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at their annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

RFS provides transfer agent and administrative services to the Funds for fees calculated at the annualized rate of 0.25% based on the average daily net assets of each Fund.

92 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2015, GFD retained sales charges of $360,571 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1   —      quoted prices in active markets for identical assets or liabilities.

Level 2  —      significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3  —      significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

THE RYDEX FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ investments at March 31, 2015:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
S&P 500® Pure Growth Fund	$151,604,064	$—	$1,304,212	$—	$—	$152,908,276
S&P 500® Pure Value Fund	71,141,693	—	2,466,330	—	—	73,608,023
S&P MidCap 400® Pure Growth Fund	191,119,547	—	636,145	—	—	191,755,692
S&P MidCap 400® Pure Value Fund	13,829,899	—	526,982	—	—	14,356,881
S&P SmallCap 600® Pure Growth Fund	58,773,047	—	2,029,724	—	—	60,802,771
S&P SmallCap 600® Pure Value Fund	15,893,467	—	579,706	—	—	16,473,173
Europe 1.25x Strategy Fund	4,979,345	—	6,056,535	—	—	11,035,880
Japan 2x Strategy Fund	1,410,987	76,588	16,130,651	—	—	17,618,226
Strengthening Dollar 2x Strategy Fund	51,831,616	—	102,384,271	1,964,456	—	156,180,343
Weakening Dollar 2x Strategy Fund	1,344,006	52,612	4,120,247	6,899	—	5,523,764

Liabilities
S&P SmallCap 600® Pure Growth Fund	$29,384	$—	$—	$—	$—	$29,384
Europe 1.25x Strategy Fund	—	69,326	—	91,708	—	161,034
Japan 2x Strategy Fund	—	63,016	—	—	—	63,016
Strengthening Dollar 2x Strategy Fund	—	3,152,360	—	—	—	3,152,360

*	Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2015, there were no transfers between levels.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2015, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.03%			0.00%
Due 04/01/15	$922,646,685	$922,647,454	02/15/24 - 05/15/44	$1,876,361,900	$941,099,692

RBC Capital Markets			U.S. Treasury Note
0.05%			2.13%
Due 04/01/15	141,000,000	141,000,196	12/31/21	92,325,000	95,818,749
			U.S. TIP Bond
			3.88%
			04/25/29	22,465,400	48,001,266

UMB Financial Corp.			U.S. Treasury Notes
0.03%			1.38% - 3.25%
Due 04/01/15	113,175,677	113,175,772	11/30/15 - 12/31/16	109,984,100	115,439,211

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NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At March 31, 2015, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
S&P 500® Pure Value Fund	$2,235,256	$2,273,900
S&P MidCap 400® Pure Value Fund	411,361	435,660
S&P SmallCap 600® Pure Growth Fund	1,834,303	1,882,725
S&P SmallCap 600® Pure Value Fund	457,313	482,245
Europe 1.25x Strategy Fund	54,160	56,550

Cash collateral received was invested in the following joint repurchase agreements at March 31, 2015:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Fannie Mae Strips
0.10%			0.00%
Due 04/01/15	$3,323,672	$3,323,681	11/15/17 - 07/15/37	$3,706,931	$2,551,343
			Federal Farm Credit Bank
			0.19%
			06/12/17	838,762	838,873

BNP Paribas Securities Corp.			U.S. Treasury Note
0.10%			2.13%
Due 04/01/15	1,143,343	1,143,346	12/31/21	525,555	541,717
			U.S. Treasury Bond
			4.38%
			05/15/41	453,575	624,494

Barclays Capital Corp.			U.S. Treasury Strips
0.10%			0.00%
Due 04/01/15	590,151	590,153	05/15/20 - 05/15/44	912,950	542,423
			U.S. Treasury Bond
			4.75%
			02/15/41	41,424	59,533

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NOTES TO FINANCIAL STATEMENTS (continued)

There was also $73,914 in segregated cash held as collateral.

7. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity	Leverage
Europe 1.25x Strategy Fund	x	x	x
Japan 2x Strategy Fund	x	x	x
Strengthening Dollar 2x Strategy Fund	x	x	x
Weakening Dollar 2x Strategy Fund	x	x	x

The following table represents the notional amount of derivative instruments outstanding as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund’s Net Assets on a daily basis
Fund	Long	Short
Europe 1.25x Strategy Fund*	70%	—
Japan 2x Strategy Fund*	200%	—
Strengthening Dollar 2x Strategy Fund	200%	—
Weakening Dollar 2x Strategy Fund	—	200%

*
These Funds utilize a combination of currency and/or financial-linked derivatives to obtain exposure to their benchmark. The gross derivative instrument exposure is 135% and 400% for the Europe 1.25x Strategy Fund and the Japan 2x Strategy Fund, respectively.

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2015:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2015:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Swaps Currency Contracts	Total Value at March 31, 2015
Japan 2x Strategy Fund	$—	$76,588	$—	$76,588
Strengthening Dollar 2x Strategy Fund	—	—	1,964,456	1,964,456
Weakening Dollar 2x Strategy Fund	—	52,612	6,899	59,511

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NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Swaps Currency Contracts	Total Value at March 31, 2015
Europe 1.25x Strategy Fund	$91,708	$69,326	$—	$161,034
Japan 2x Strategy Fund	63,016	—	—	63,016
Strengthening Dollar 2x Strategy Fund	—	3,152,360	—	3,152,360

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gains (losses) and changes in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2015:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Total
Europe 1.25x Strategy Fund	$2,023,661	$4,023	$(2,009,064)	$—	$18,620
Japan 2x Strategy Fund	1,738,002	4,886	(1,919,933)	—	(177,045)
Strengthening Dollar 2x Strategy Fund	—	—	35,932,141	6,431,435	42,363,576
Weakening Dollar 2x Strategy Fund	—	—	(1,977,311)	(643,293)	(2,620,604)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Total
Europe 1.25x Strategy Fund	$(302,959)	$—	$(22,353)	$—	$(325,312)
Japan 2x Strategy Fund	(372,610)	—	120,380	—	(252,230)
Strengthening Dollar 2x Strategy Fund	—	—	(3,325,685)	1,982,005	(1,343,680)
Weakening Dollar 2x Strategy Fund	—	—	118,925	(8,930)	109,995

8. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$1,964,456	$—	$1,964,456	$—	$—	$1,964,456
Weakening Dollar 2x Strategy Fund	Swap currency contracts	6,899	—	6,899	—	—	6,899

[1]	Exchange-traded futures are excluded from these reported amounts.

9. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

98 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2015, the following capital loss carryforward amounts were expired or used:

Fund	Amount
S&P MidCap 400® Pure Value Fund	$1,863,575
S&P SmallCap 600® Pure Growth Fund	3,447,313
S&P SmallCap 600® Pure Value Fund	2,338,136
Strengthening Dollar 2x Strategy Fund	23,329,425

The tax character of distributions paid during the year ended March 31, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$4,463,896	$—	$4,463,896
S&P 500® Pure Value Fund	2,272,512	1,746,579	4,019,091
S&P MidCap 400® Pure Growth Fund	15,520,167	17,684,250	33,204,417
S&P MidCap 400® Pure Value Fund	18,945	—	18,945
S&P SmallCap 600® Pure Growth Fund	—	—	—
S&P SmallCap 600® Pure Value Fund	—	—	—
Europe 1.25x Strategy Fund	26,435	—	26,435
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—

The tax character of distributions paid during the year ended March 31, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$—	$—	$—
S&P 500® Pure Value Fund	4,326,572	—	4,326,572
S&P MidCap 400® Pure Growth Fund	3,996,960	5,466,643	9,463,603
S&P MidCap 400® Pure Value Fund	52,110	—	52,110
S&P SmallCap 600® Pure Growth Fund	—	—	—
S&P SmallCap 600® Pure Value Fund	—	—	—
Europe 1.25x Strategy Fund	—	—	—
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at March 31, 2015 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward and Other Losses
S&P 500® Pure Growth Fund	$—	$5,021,680	$24,159,829	$(363,241)
S&P 500® Pure Value Fund	2,879,737	—	5,165,460	—
S&P MidCap 400® Pure Growth Fund	—	8,958,015	29,445,227	(1,196,573)
S&P MidCap 400® Pure Value Fund	28,715	—	692,185	(1,389,782)
S&P SmallCap 600® Pure Growth Fund	—	—	5,658,439	(188,353)
S&P SmallCap 600® Pure Value Fund	—	—	646,457	(25,498,182)
Europe 1.25x Strategy Fund	63,417	—	45,644	(11,423,238)
Japan 2x Strategy Fund	—	—	2,831	(1,843,566)
Strengthening Dollar 2x Strategy Fund	—	6,983,885	69,831	(455,964)
Weakening Dollar 2x Strategy Fund	—	—	622	(17,748,415)

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NOTES TO FINANCIAL STATEMENTS (continued)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 31, 2015, capital loss carryforwards for the Funds were as follows:

	Expires in	Expires in	Expires in	Unlimited		Total Capital Loss
Fund	2017	2018	2019	Short-Term	Long-Term	Carryforward
S&P 500® Pure Growth Fund	$—	$—	$—	$—	$—	$—
S&P 500® Pure Value Fund	—	—	—	—	—	—
S&P MidCap 400® Pure Growth Fund	—	—	—	—	—	—
S&P MidCap 400® Pure Value Fund	—	—	(1,389,782)	—	—	(1,389,782)
S&P SmallCap 600® Pure Growth Fund	(131,829)	(56,524)	—	—	—	(188,353)
S&P SmallCap 600® Pure Value Fund	—	—	(25,498,182)	—	—	(25,498,182)
Europe 1.25x Strategy Fund	(8,826,483)	—	(2,098,062)	(209,748)	(288,945)	(11,423,238)
Japan 2x Strategy Fund	(973,570)	—	—	(325,513)	(544,483)	(1,843,566)
Strengthening Dollar 2x Strategy Fund	—	—	—	—	—	—
Weakening Dollar 2x Strategy Fund	(6,635,880)	—	(3,988,430)	(2,855,784)	(4,268,321)	(17,748,415)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to late year loss deferrals, losses deferred due to wash sales, utilization of earnings and profits on shareholder redemptions, foreign currency gains and losses, and the “mark to market” of futures contracts for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on the net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
S&P 500® Pure Growth Fund	$2,452,475	$834,481	$(3,286,956)
S&P 500® Pure Value Fund	9,982,405	—	(9,982,405)
S&P MidCap 400® Pure Growth Fund	19,638,794	1,378,718	(21,017,512)
S&P MidCap 400® Pure Value Fund	—	—	—
S&P SmallCap 600® Pure Growth Fund	(284,087)	284,087	—
S&P SmallCap 600® Pure Value Fund	(70,999)	70,999	—
Europe 1.25x Strategy Fund	—	627	(627)
Japan 2x Strategy Fund	(89,739)	89,739	—
Strengthening Dollar 2x Strategy Fund	9,898,859	722,640	(10,621,499)
Weakening Dollar 2x Strategy Fund	(132,095)	132,095	—

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
S&P 500® Pure Growth Fund	$128,748,447	$26,164,527	$(2,004,698)	$24,159,829
S&P 500® Pure Value Fund	68,442,563	6,440,623	(1,275,163)	5,165,460
S&P MidCap 400® Pure Growth Fund	162,310,465	31,513,166	(2,067,939)	29,445,227
S&P MidCap 400® Pure Value Fund	13,664,696	822,401	(130,216)	692,185
S&P SmallCap 600® Pure Growth Fund	55,144,348	6,611,621	(953,198)	5,658,423
S&P SmallCap 600® Pure Value Fund	15,826,716	1,058,199	(411,742)	646,457
Europe 1.25x Strategy Fund	10,991,067	112,934	(68,121)	44,813
Japan 2x Strategy Fund	17,538,807	2,831	—	2,831
Strengthening Dollar 2x Strategy Fund	154,146,056	69,831	—	69,831
Weakening Dollar 2x Strategy Fund	5,463,632	704	(83)	621

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2015, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2015:

Fund	Ordinary	Capital
S&P 500® Pure Growth Fund	$(363,241)	$—
S&P MidCap 400® Pure Growth Fund	—	(1,196,573)
Strengthening Dollar 2x Strategy Fund	(455,964)	—

10. Securities Transactions

For the year ended March 31, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$449,093,687	$451,746,179
S&P 500® Pure Value Fund	473,547,691	530,479,924
S&P MidCap 400® Pure Growth Fund	303,595,925	397,378,941
S&P MidCap 400® Pure Value Fund	123,340,362	125,270,954
S&P SmallCap 600® Pure Growth Fund	130,204,367	105,237,051
S&P SmallCap 600® Pure Value Fund	108,832,364	121,557,586
Europe 1.25x Strategy Fund	56,742,641	60,761,594
Japan 2x Strategy Fund	5,413,986	4,000,000
Strengthening Dollar 2x Strategy Fund	137,363,596	85,500,000
Weakening Dollar 2x Strategy Fund	7,207,965	5,850,000

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NOTES TO FINANCIAL STATEMENTS (continued)

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 13, 2015. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2015. The Funds did not have any borrowings under this agreement at March 31, 2015.

The average daily balances borrowed for the year ended March 31, 2015, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$53,267
S&P 500® Pure Value Fund	28,730
S&P MidCap 400® Pure Growth Fund	30,208
S&P MidCap 400® Pure Value Fund	14,105
S&P SmallCap 600® Pure Growth Fund	22,605
S&P SmallCap 600® Pure Value Fund	20,412
Europe 1.25x Strategy Fund	10,351

12. Affiliated and/or Related Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2014 is available publicly or upon request. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Transactions during the period ended March 31, 2015, in which the portfolio company is an “affiliated person” are as follows:

Affiliated issuers by Fund	Value 03/31/14	Additions	Reductions	Value 03/31/15	Shares 03/31/15	Investment Income	Realized Loss	Capital Gain Distributions
Strengthening Dollar 2x Strategy Fund
Guggenheim Strategy Fund II	$—	$60,191,649	$(34,850,000)	$25,333,425	1,016,998	$191,684	$(41,866)	$—

13. Reverse Share Split

Effective February 7, 2014, the Strengthening Dollar 2x Strategy Fund underwent a one-for-three reverse share split. The effect of this transaction was to divide the number of outstanding shares of the Fund by the split ratio, resulting in a corresponding increase in net asset value per share. The share transactions presented in the statement of changes in net assets and the per share data in the financial highlights for each of the periods presented prior to the effective date have been restated to reflect this reverse share split. There were no changes in net assets, results of operations or total return as a result of this transaction.

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NOTES TO FINANCIAL STATEMENTS (continued)

14. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 11-1510 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

The SLCFC appeals have been fully briefed, and oral argument in front of the U.S. Court of Appeals for the Second Circuit occurred on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former

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NOTES TO FINANCIAL STATEMENTS (concluded)

Lyondell shareholders under federal law for intentional fraudulent transfer. A third related action against the former Lyondell shareholders, Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, Adversary Proceeding No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), is pending as well.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Court held oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015. The Court has not yet issued decisions on these motions. Discovery has commenced in these lawsuits.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

104 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and
Shareholders of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (ten of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (ten of the series constituting the Rydex Series Funds) at March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
May 21, 2015

THE RYDEX FUNDS ANNUAL REPORT | 105

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code (IRC). Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2015, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
S&P 500® Pure Growth Fund	11.90%
S&P 500® Pure Value Fund	13.82%
S&P MidCap 400® Pure Growth Fund	16.98%
S&P MidCap 400® Pure Value Fund	100.00%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
S&P 500® Pure Growth Fund	10.56%
S&P 500® Pure Value Fund	12.86%
S&P MidCap 400® Pure Growth Fund	15.15%
S&P MidCap 400® Pure Value Fund	100.00%
Europe 1.25x Strategy Fund	100.00%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2015, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying
S&P 500® Pure Growth Fund	0.00%	100.00%
S&P 500® Pure Value Fund	0.00%	100.00%
S&P MidCap 400® Pure Growth Fund	0.00%	100.00%

With respect to the taxable year ended March 31, 2015, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category:	From long-term capital gains, using proceeds from shareholder redemptions:
S&P 500® Pure Growth Fund	$—	$3,286,956
S&P 500® Pure Value Fund	1,746,579	5,033,030
S&P MidCap 400® Pure Growth Fund	17,684,250	19,638,792
Strengthening Dollar 2x Strategy Fund	—	10,621,499

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

106 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 107

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	221
Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, Nominating, and Investment and Performance Committees from 1998 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee from 1998 to present and Chairman of the Board from 2006 to 2014; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	None.

108 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Vice Chairman of the Board of Trustees from 2010 to 2014; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).
Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

THE RYDEX FUNDS ANNUAL REPORT | 109

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

110 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

THE RYDEX FUNDS ANNUAL REPORT | 111

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

112 | THE RYDEX FUNDS ANNUAL REPORT

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3.31.2015

Rydex Funds Annual Report

Domestic Equity Fund
NASDAQ-100® Fund

ROTC-ANN-2-0315x0316	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
NASDAQ-100® FUND	9
NOTES TO FINANCIAL STATEMENTS	25
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
OTHER INFORMATION	46
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	48
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	53

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2015

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for one of our Rydex Funds (the “Fund”). This report covers performance for the one-year period ended March 31, 2015.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
April 30, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2015

The U.S. continued to enjoy a self-sustaining economic expansion for the 12-month period ended March 31, 2015, although winter weather was likely to distort first-quarter economic data. In addition, U.S. companies scaled back hiring in the last month of the period, adding to evidence that the domestic economy has lost some momentum since the turn of the year. The March increase in payrolls was the smallest since December 2013 and broke a 12-month run of gains above 200,000.

Despite this short-term dislocation, the economy remains on track. Indeed, many other labor market indicators, such as initial jobless claims and the job openings rate, suggest that the U.S. labor market remains quite strong, supporting the conclusion that March’s payroll report was just a temporary blip, similar to the one witnessed last winter. As soon as temporary seasonal factors have dissipated, economic data is likely to bounce back. The labor market has improved over the past year, as subdued mortgage rates and tight housing inventory continue to point to fairly stable appreciation in the housing market, which is key to the ongoing recovery. Consumers are also being helped by lower fuel prices, which are acting as a tax cut for U.S. consumers, freeing up discretionary spending in other areas and acting as a support for consumption.

In Europe, economic data has been surprisingly good and should continue along that path on the back of the European Central Bank’s program of quantitative easing and depreciation of the euro. Japan’s economy remains weak and, without more structural reform, continued monetary accommodation could lead to stagflation. China’s policymakers appear likely to continue the supply of credit and do whatever else is necessary to maintain growth there at an acceptable pace for the near term.

Given weakness overseas and the effect of a stronger U.S. dollar on international earnings, some stocks could face a more challenging environment in the near term, but our research shows that equity markets tend to perform quite well in the periods leading up to a U.S. Federal Reserve (the “Fed”) rate increase. The yield on the 10-year Treasury note declined in January by more than 50 basis points before rebounding in February, echoing the pattern since 2009—Treasury yields decline and a sell-off ensues, driving rates higher. Then conditions stabilize, and rates test their previous lows. Liquidity from foreign central banks and comparatively attractive U.S. yields continue to push global investors to U.S. Treasuries, which should hold down U.S. interest rates in the near term.

Against this backdrop, the U.S. central bank feels pressure to raise its key rate above zero, but insists the decision will be data-dependent and not occur prematurely. With a secular inflation increase unlikely in the near term, slack in the economy, and disinflation being imported from abroad, the Fed may not hike rates until later in the year. The Fed for now appears to be focused on wage growth,

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	March 31, 2015

which is key for sustaining the expansion but also an indicator of inflationary pressure. The lack of sustained wage growth has been a topic that has confounded the Fed lately. Given the strengthening employment numbers and the apparent reduction in labor market slack, wages should start to increase more steadily across the board. This is one of the most important data points at the moment for the Fed.

The underlying U.S. economy remains strong and investors should avoid being panicked by seasonal setbacks. Indeed, considering the strength of the economy and the wave of liquidity emanating from various central banks around the world, the general investment environment should remain attractive.

For the 12 months ended March 31, 2015, the Standard & Poor’s 500® (“S&P 500”) Index* returned 12.73%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -0.92%. The return of the MSCI Emerging Markets Index* was 0.44%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 5.72% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 2.00%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.03% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2015

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain securities of financial companies, including investment companies.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2014 and ending March 31, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges ("CDSC") on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
NASDAQ-100® Fund
Investor Class	1.24%	7.01%	$1,000.00	$1,070.10	$6.40
Advisor Class	1.74%	6.78%	1,000.00	1,067.80	8.97
A-Class	1.48%	6.89%	1,000.00	1,068.90	7.63
C-Class	2.23%	6.48%	1,000.00	1,064.80	11.48
H-Class	1.47%	6.76%	1,000.00	1,067.60	7.58

Table 2. Based on hypothetical 5% return (before expenses)
NASDAQ-100® Fund
Investor Class	1.24%	5.00%	$1,000.00	$1,018.75	$6.24
Advisor Class	1.74%	5.00%	1,000.00	1,016.26	8.75
A-Class	1.48%	5.00%	1,000.00	1,017.55	7.44
C-Class	2.23%	5.00%	1,000.00	1,013.81	11.20
H-Class	1.47%	5.00%	1,000.00	1,017.60	7.39

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2014 to March 31, 2015.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended March 31, 2015, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100 Index. The NASDAQ-100® Fund Investor Class rose 20.53%, while the NASDAQ-100 Index returned 22.03% over the same period.

The Information Technology sector contributed most to performance of the underlying index, followed by the Health Care sector. Telecommunications Services was the only sector that detracted from performance. The Materials sector contributed least, followed by the Industrials sector.

Apple, Inc., Gilead Sciences, Inc., and Facebook, Inc. — Class A were the holdings contributing most to performance of the underlying index for the year. Wynn Resorts Ltd., Google, Inc. — Class C, and QUALCOMM, Inc. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives used during the period were within our expectations and contributed to the Fund’s performance.

The Fund invests excess cash into the Guggenheim Strategy Funds, which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended March 31, 2015, investment in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	February 14, 1994
Advisor Class	September 22, 1998
A-Class	March 31, 2004
C-Class	March 26, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	14.6%
Apple, Inc.	10.8%
Microsoft Corp.	5.0%
Google, Inc. — Class C	2.8%
Facebook, Inc. — Class A	2.7%
Amazon.com, Inc.	2.6%
Google, Inc. — Class A	2.4%
Intel Corp.	2.2%
Gilead Sciences, Inc.	2.2%
Cisco Systems, Inc.	2.1%
Top Ten Total	47.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2015

Cumulative Fund Performance*

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
Investor Class Shares	20.53%	17.14%	11.06%
Advisor Class Shares	19.94%	16.51%	10.50%
A-Class Shares	20.24%	16.82%	10.77%
A-Class Shares with sales charge†	14.54%	15.69%	10.23%
C-Class Shares	19.37%	15.97%	9.97%
C-Class Shares with CDSC‡	18.37%	15.97%	9.97%
NASDAQ-100 Index	22.03%	18.59%	12.27%

	Since Inception (09/18/14)
H-Class Shares	5.40%
NASDAQ-100 Index	6.29%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on the Investor Class shares and A-Class shares only; performance for Advisor Class shares, C-Class shares and H-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 74.2%

TECHNOLOGY - 28.7%
Apple, Inc.	825,435	$102,708,876
Microsoft Corp.	1,162,431	47,258,632
Intel Corp.	671,066	20,984,234
QUALCOMM, Inc.	233,735	16,207,185
Texas Instruments, Inc.	148,375	8,484,824
Cognizant Technology Solutions Corp. — Class A*	86,380	5,389,248
Adobe Systems, Inc.*	70,978	5,248,113
Avago Technologies Ltd.	36,327	4,612,802
Micron Technology, Inc.*	152,650	4,141,395
Applied Materials, Inc.	174,100	3,927,696
Intuit, Inc.	39,211	3,801,899
Cerner Corp.*	48,544	3,556,333
Broadcom Corp. — Class A	77,933	3,374,109
NXP Semiconductor N.V.*	32,696	3,281,371
Western Digital Corp.	32,736	2,979,304
Analog Devices, Inc.	44,156	2,781,828
Fiserv, Inc.*	33,821	2,685,388
Electronic Arts, Inc.*	43,931	2,583,802
Paychex, Inc.	51,456	2,552,989
Seagate Technology plc	46,525	2,420,696
Activision Blizzard, Inc.	102,435	2,327,835
Check Point Software Technologies Ltd.*	26,043	2,134,745
CA, Inc.	62,744	2,046,082
SanDisk Corp.	30,183	1,920,242
Autodesk, Inc.*	32,239	1,890,495
Altera Corp.	42,635	1,829,468
Akamai Technologies, Inc.*	25,221	1,791,826
NVIDIA Corp.	77,016	1,611,560
Linear Technology Corp.	33,893	1,586,192
Lam Research Corp.	22,576	1,585,625
Xilinx, Inc.	37,045	1,567,004
NetApp, Inc.	44,176	1,566,481
Citrix Systems, Inc.*	22,647	1,446,464
KLA-Tencor Corp.	23,048	1,343,468
Total Technology		273,628,211

COMMUNICATIONS - 23.5%
Google, Inc. — Class C*	48,272	26,453,056
Facebook, Inc. — Class A*	316,877	26,052,043
Amazon.com, Inc.*	65,801	24,484,552
Google, Inc. — Class A*	40,659	22,553,547
Cisco Systems, Inc.	723,314	19,909,218
Comcast Corp. — Class A	301,971	17,052,302
eBay, Inc.*	171,459	9,889,755
Priceline Group, Inc.*	7,360	8,568,144
Baidu, Inc. ADR*	39,259	8,181,576
Twenty-First Century Fox, Inc. — Class A	188,115	6,365,812
DIRECTV*	71,246	6,063,035
Yahoo!, Inc.*	132,644	5,894,036
Liberty Global plc*	88,665	4,416,404
Twenty-First Century Fox, Inc. — Class B	113,146	3,720,240
Netflix, Inc.*	8,573	3,572,283
Viacom, Inc. — Class B	50,324	3,437,129
Comcast Corp. — Class A	56,746	3,181,464
Charter Communications, Inc. — Class A*	15,870	3,064,656
Sirius XM Holdings, Inc.*	790,859	3,021,081
Symantec Corp.	96,690	2,259,162
DISH Network Corp. — Class A*	31,654	2,217,679
Vodafone Group plc ADR	61,083	1,996,192
Liberty Interactive Corp. — Class A*	63,127	1,842,677
Liberty Global plc — Class A*	35,608	1,832,744
TripAdvisor, Inc.*	18,439	1,533,572
VimpelCom Ltd. ADR	248,850	1,303,974
Liberty Media Corp. — Class C*	32,348	1,235,694
Discovery Communications, Inc. — Class C*	40,251	1,186,398
Liberty Ventures*	19,063	800,837
Discovery Communications, Inc. — Class A*	21,061	647,836
Liberty Media Corp. — Class A*	14,809	570,887
Total Communications		223,307,985

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
NASDAQ-100® FUND

	Shares	Value

CONSUMER, NON-CYCLICAL - 14.1%
Gilead Sciences, Inc.*	211,042	$20,709,550
Amgen, Inc.	107,526	17,188,031
Biogen, Inc.*	33,244	14,036,947
Celgene Corp.*	113,439	13,077,248
Express Scripts Holding Co.*	102,997	8,937,049
Mondelez International, Inc. — Class A	233,724	8,435,098
Kraft Foods Group, Inc.	83,317	7,258,160
Regeneron Pharmaceuticals, Inc.*	14,260	6,438,105
Automatic Data Processing, Inc.	67,326	5,765,798
Alexion Pharmaceuticals, Inc.*	28,643	4,963,832
Vertex Pharmaceuticals, Inc.*	34,303	4,046,725
Illumina, Inc.*	20,376	3,782,601
Monster Beverage Corp.*	23,764	3,288,819
Mylan N.V.*	53,142	3,153,978
Whole Foods Market, Inc.	51,119	2,662,278
Intuitive Surgical, Inc.*	5,186	2,619,086
Keurig Green Mountain, Inc.	22,909	2,559,623
Catamaran Corp.*	29,401	1,750,536
Henry Schein, Inc.*	11,875	1,657,988
Verisk Analytics, Inc. — Class A*	22,404	1,599,646
Total Consumer, Non-cyclical		133,931,098

CONSUMER, CYCLICAL - 6.9%
Walgreens Boots Alliance, Inc.	154,443	13,078,233
Starbucks Corp.	106,242	10,061,117
Costco Wholesale Corp.	62,419	9,456,166
American Airlines Group, Inc.	98,713	5,210,072
Tesla Motors, Inc.*,1	17,820	3,363,881
PACCAR, Inc.	50,233	3,171,712
Marriott International, Inc. — Class A	39,185	3,147,339
O’Reilly Automotive, Inc.*	14,403	3,114,505
Ross Stores, Inc.	29,541	3,112,440
Dollar Tree, Inc.*	29,140	2,364,565
Bed Bath & Beyond, Inc.*	26,300	2,019,183
Wynn Resorts Ltd.	14,386	1,810,910
Fastenal Co.	41,871	1,734,925
Tractor Supply Co.	19,299	1,641,573
Staples, Inc.	90,731	1,477,554
Mattel, Inc.	47,929	1,095,178
Total Consumer, Cyclical		65,859,353

INDUSTRIAL - 0.8%
SBA Communications Corp. — Class A*	18,298	2,142,696
Stericycle, Inc.*	12,034	1,689,935
CH Robinson Worldwide, Inc.	20,753	1,519,534
Expeditors International of Washington, Inc.	27,170	1,309,051
Garmin Ltd.	27,179	1,291,546
Total Industrial		7,952,762

BASIC MATERIALS - 0.2%
Sigma-Aldrich Corp.	16,923	2,339,605

Total Common Stocks
(Cost $298,897,283)		707,019,014

MUTUAL FUNDS† - 15.1%
Guggenheim Strategy Fund I2	5,591,468	139,227,564
Guggenheim Strategy Fund II3	160,062	3,987,152
Total Mutual Funds
(Cost $142,966,534)		143,214,716

	Face Amount

REPURCHASE AGREEMENTS††,4 - 10.4%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$77,233,046	77,233,046
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	11,802,849	11,802,849

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
NASDAQ-100® FUND

	Face Amount	Value

UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	$9,473,727	$9,473,727
Total Repurchase Agreements
(Cost $98,509,622)		98,509,622

SECURITIES LENDING COLLATERAL††,5 - 0.3%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	1,625,277	1,625,277
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	559,095	559,095
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	288,584	288,584
Total Securities Lending Collateral
(Cost $2,472,956)		2,472,956

Total Investments - 100.0%
(Cost $542,846,395)		$951,216,308
Other Assets & Liabilities, net - 0.0%		196,765
Total Net Assets - 100.0%		$951,413,073

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
June 2015 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $181,699,935)	2,099	$1,035,096

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2015 NASDAQ-100 Index Swap, Terminating 04/28/156 (Notional Value $25,655,951)	5,920	$118,356
Credit Suisse Capital, LLC April 2015 NASDAQ-100 Index Swap, Terminating 04/28/156 (Notional Value $4,196,576)	968	19,347
Barclays Bank plc April 2015 NASDAQ-100 Index Swap, Terminating 04/30/156 (Notional Value $34,752,147)	8,019	(30,008)
(Total Notional Value $64,604,674)		$107,695

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Affiliated issuer — See Note 12.
3	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
4	Repurchase Agreements — See Note 5.
5	Securities lending collateral — See Note 6.
6	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

STATEMENT OF ASSETS AND LIABILITIES
NASDAQ-100® FUND

March 31, 2015

Assets:
Investments in unaffiliated issuers, at value – including $2,435,133 of securities loaned (cost $302,875,249)	$711,006,166
Investments in affiliated issuers, at value (cost $138,988,568)	139,227,564
Repurchase agreements, at value (cost $100,982,578)	100,982,578
Total investments (cost $542,846,395)	951,216,308
Segregated cash with broker	15,165,820
Unrealized appreciation on swap agreements	137,703
Cash	23,491
Receivables:
Fund shares sold	7,739,578
Dividends	585,271
Swap settlement	143,040
Securities lending income	627
Interest	89
Total assets	975,011,927

Liabilities:
Unrealized depreciation on swap agreements	30,008
Payable for:
Securities purchased	10,032,075
Fund shares redeemed	7,794,993
Return of securities loaned	2,509,100
Variation margin	1,769,197
Management fees	599,002
Transfer agent and administrative fees	199,667
Distribution and service fees	74,035
Portfolio accounting fees	51,700
Miscellaneous	539,077
Total liabilities	23,598,854
Commitments and contingent liabilities (Note 13)	—
Net assets	$951,413,073

Net assets consist of:
Paid in capital	$542,505,104
Accumulated net investment income	—
Accumulated net realized loss on investments	(604,735)
Net unrealized appreciation on investments	409,512,704
Net assets	$951,413,073

Investor Class:
Net assets	$769,256,933
Capital shares outstanding	30,308,944
Net asset value per share	$25.38

Advisor Class:
Net assets	$67,002,133
Capital shares outstanding	2,905,465
Net asset value per share	$23.06

A-Class:
Net assets	$70,820,622
Capital shares outstanding	2,978,334
Net asset value per share	$23.78
Maximum offering price per share (Net asset value divided by 95.25%)	$24.97

C-Class:
Net assets	$32,324,422
Capital shares outstanding	1,496,403
Net asset value per share	$21.60

H-Class:
Net assets	$12,008,963
Capital shares outstanding	505,455
Net asset value per share	$23.76

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
NASDAQ-100® FUND

Year Ended March 31, 2015

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $9,352)	$8,895,722
Dividends from securities of affiliated issuers	1,821,180
Income from securities lending, net	10,952
Interest	10,766
Total investment income	10,738,620

Expenses:
Management fees	6,621,043
Transfer agent and administrative fees	2,207,014
Distribution and service fees:
Advisor Class	455,838
A-Class	101,398
C-Class	236,879
H-Class**	69,811
Portfolio accounting fees	601,265
Custodian fees	102,854
Trustees’ fees*	56,966
Line of credit fees	4,333
Miscellaneous	1,475,616
Total expenses	11,933,017
Net investment loss	(1,194,397)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$68,298,965
Investments in affiliated issuers	(732,612)
Swap agreements	35,794,059
Futures contracts	2,316,996
Net realized gain	105,677,408
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	62,274,002
Investments in affiliated issuers	238,996
Swap agreements	40,731
Futures contracts	1,086,931
Net change in unrealized appreciation (depreciation)	63,640,660
Net realized and unrealized gain	169,318,068
Net increase in net assets resulting from operations	$168,123,671

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: September 18, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

STATEMENTS OF CHANGES IN NET ASSETS
NASDAQ-100® FUND

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,194,397)	$358,208
Net realized gain on investments	105,677,408	94,903,636
Net change in unrealized appreciation (depreciation) on investments	63,640,660	67,794,671
Net increase in net assets resulting from operations	168,123,671	163,056,515

Distributions to shareholders from:
Net realized gains
Investor Class	(11,799,003)	(52,374,827)
Advisor Class	(844,563)	(3,185,736)
A-Class	(713,323)	(2,215,102)
C-Class	(455,105)	(1,712,829)
H-Class*	(13,134)	—
Total distributions to shareholders	(13,825,128)	(59,488,494)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,029,136,798	797,805,960
Advisor Class	977,291,285	747,398,780
A-Class	126,142,545	65,905,567
C-Class	31,988,339	26,628,147
H-Class*	1,146,379,957	—
Distributions reinvested
Investor Class	10,894,558	46,546,535
Advisor Class	841,695	3,164,981
A-Class	687,698	2,113,562
C-Class	439,832	1,686,286
H-Class*	13,134	—
Cost of shares redeemed
Investor Class	(1,013,748,379)	(743,050,821)
Advisor Class	(984,316,693)	(761,022,258)
A-Class	(83,648,854)	(71,718,486)
C-Class	(22,518,343)	(23,621,291)
H-Class*	(1,132,744,353)	—
Net increase from capital share transactions	86,839,219	91,836,962
Net increase in net assets	241,137,762	195,404,983

Net assets:
Beginning of year	710,275,311	514,870,328
End of year	$951,413,073	$710,275,311
Accumulated net investment income at end of year	$—	$—

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
NASDAQ-100® FUND

	Year Ended March 31, 2015	Year Ended March 31, 2014
Capital share activity:
Shares sold
Investor Class	43,087,905	38,652,000
Advisor Class	47,220,519	40,432,732
A-Class	5,505,586	3,476,725
C-Class	1,558,513	1,472,390
H-Class*	49,097,507	—
Shares issued from reinvestment of distributions
Investor Class	438,589	2,248,625
Advisor Class	37,226	166,841
A-Class	29,528	108,499
C-Class	20,727	94,206
H-Class*	563	—
Shares redeemed
Investor Class	(42,808,208)	(36,409,149)
Advisor Class	(46,232,015)	(39,713,114)
A-Class	(3,638,949)	(3,861,027)
C-Class	(1,123,559)	(1,328,165)
H-Class*	(48,592,615)	—
Net increase in shares	4,601,317	5,340,563

*	Since commencement of operations: September 18, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

FINANCIAL HIGHLIGHTS
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$21.38	$18.38	$17.92	$15.23	$12.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.02	.02	(.05)	(.07)
Net gain (loss) on investments (realized and unrealized)	4.39	5.01	.44	2.74	2.47
Total from investment operations	4.38	5.03	.46	2.69	2.40
Less distributions from:
Net realized gains	(.38)	(2.03)	—	—	—
Total distributions	(.38)	(2.03)	—	—	—
Net asset value, end of period	$25.38	$21.38	$18.38	$17.92	$15.23

Total Return[b]	20.53%	27.74%	2.57%	17.66%	18.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$769,257	$632,598	$461,269	$770,626	$579,925
Ratios to average net assets:
Net investment income (loss)	(0.05%)	0.10%	0.13%	(0.34%)	(0.50%)
Total expenses[c]	1.26%	1.29%	1.26%	1.27%	1.31%
Portfolio turnover rate	267%	141%	94%	94%	39%

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Advisor Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$19.55	$17.04	$16.70	$14.27	$12.09
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.01)	(.08)	(.13)	(.12)
Net gain (loss) on investments (realized and unrealized)	4.00	4.55	.42	2.56	2.30
Total from investment operations	3.89	4.54	.34	2.43	2.18
Less distributions from:
Net realized gains	(.38)	(2.03)	—	—	—
Total distributions	(.38)	(2.03)	—	—	—
Net asset value, end of period	$23.06	$19.55	$17.04	$16.70	$14.27

Total Return[b]	19.94%	27.02%	2.04%	17.03%	18.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$67,002	$36,751	$16,930	$65,970	$120,277
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.05%)	(0.51%)	(0.87%)	(1.00%)
Total expenses[c]	1.75%	1.79%	1.75%	1.76%	1.80%
Portfolio turnover rate	267%	141%	94%	94%	39%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$20.10	$17.42	$17.03	$14.52	$12.27
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.03)	(.02)	(.09)	(.11)
Net gain (loss) on investments (realized and unrealized)	4.12	4.74	.41	2.60	2.36
Total from investment operations	4.06	4.71	.39	2.51	2.25
Less distributions from:
Net realized gains	(.38)	(2.03)	—	—	—
Total distributions	(.38)	(2.03)	—	—	—
Net asset value, end of period	$23.78	$20.10	$17.42	$17.03	$14.52

Total Return[b]	20.24%	27.42%	2.29%	17.29%	18.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,821	$21,751	$23,656	$14,553	$19,806
Ratios to average net assets:
Net investment income (loss)	(0.29%)	(0.14%)	(0.09%)	(0.61%)	(0.81%)
Total expenses[c]	1.50%	1.54%	1.52%	1.53%	1.56%
Portfolio turnover rate	267%	141%	94%	94%	39%

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$18.42	$16.22	$15.97	$13.72	$11.67
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.16)	(.13)	(.19)	(.19)
Net gain (loss) on investments (realized and unrealized)	3.77	4.39	.38	2.44	2.24
Total from investment operations	3.56	4.23	.25	2.25	2.05
Less distributions from:
Net realized gains	(.38)	(2.03)	—	—	—
Total distributions	(.38)	(2.03)	—	—	—
Net asset value, end of period	$21.60	$18.42	$16.22	$15.97	$13.72

Total Return[b]	19.37%	26.46%	1.57%	16.40%	17.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,324	$19,175	$13,015	$15,177	$11,864
Ratios to average net assets:
Net investment income (loss)	(1.05%)	(0.89%)	(0.84%)	(1.35%)	(1.52%)
Total expenses[c]	2.25%	2.29%	2.26%	2.27%	2.31%
Portfolio turnover rate	267%	141%	94%	94%	39%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

FINANCIAL HIGHLIGHTS (concluded)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$22.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.01
Net gain (loss) on investments (realized and unrealized)	1.22
Total from investment operations	1.23
Less distributions from:
Net realized gains	(.38)
Total distributions	(.38)
Net asset value, end of period	$23.76

Total Return[b]	5.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,009
Ratios to average net assets:
Net investment income (loss)	0.07%
Total expenses[c]	1.47%
Portfolio turnover rate	267%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]
Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since commencement of operations of the class.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC. At March 31, 2015, the Trust consisted of fifty-two funds (the "Funds").

This report covers the NASDAQ-100® Fund (the “Fund”). Only Investor Class, Advisor Class, A-Class, C-Class, and H-Class shares had been issued by the Fund.

The Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

THE RYDEX FUNDS ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (continued)

Significant Accounting Policies

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund's securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing

26 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies ("Mutual Funds") are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds ("ETFs") and closed-end investment companies ("CEFs") are valued at the last quoted sales price.

Repurchase agreements are valued at amortized cost, which approximates market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of OTC swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap's value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees.

Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer

THE RYDEX FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

C. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

D. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

28 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

E. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

F. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

G. The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

H. Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Financial Instruments

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all

THE RYDEX FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

RFS provides transfer agent and administrative services to the Fund calculated at the annualized rate of 0.25% based on the average daily net assets of the Fund.

RFS also provides accounting services to the Fund for fees calculated at annualized rates below, based on the average daily net assets of the Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

30 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution and Shareholder Services Plan applicable to its Advisor Class shares and a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services. With regard to Advisor Class shares only, if a Service Provider provides shareholder services, GFD will receive shareholder servicing fees from the Fund at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund's C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2015, GFD retained sales charges of $360,571 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

THE RYDEX FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1   —      quoted prices in active markets for identical assets or liabilities.

Level 2   —      significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3   —      significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Fund's investments at March 31, 2015:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
NASDAQ-100® Fund	$850,233,730	$1,035,096	$100,982,578	$137,703	$—	$952,389,107

Liabilities
NASDAQ-100® Fund	$—	$—	$—	$30,008	$—	$30,008

*	Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2015, there were no transfers between levels.

32 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2015, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.03%			0.00%
Due 04/01/15	$922,646,685	$922,647,454	02/15/24 - 05/15/44	$1,876,361,900	$941,099,692

RBC Capital Markets			U.S. Treasury Note
0.05%			2.13%
Due 04/01/15	141,000,000	141,000,196	12/31/21	92,325,000	95,818,749

			U.S. TIP Bond
			3.88%
			04/25/29	22,465,400	48,001,266

UMB Financial Corp.			U.S. Treasury Notes
0.03%			1.38% - 3.25%
Due 04/01/15	113,175,677	113,175,772	11/30/15 - 12/31/16	109,984,100	115,439,211

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

THE RYDEX FUNDS ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (continued)

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statement of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At March 31, 2015, the Fund participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
NASDAQ-100® Fund	$2,435,133	$2,509,100

34 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Cash collateral received was invested in the following joint repurchase agreements at March 31, 2015:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Fannie Mae Strips
0.10%			0.00%
Due 04/01/15	$1,625,277	$1,625,281	11/15/17 - 07/15/37	$1,812,691	$1,247,608
			Federal Farm Credit Bank
			0.19%
			06/12/17	410,155	410,209

BNP Paribas Securities Corp.			U.S. Treasury Note
0.10%			2.13%
Due 04/01/15	559,095	559,097	12/31/21	256,997	264,900
			U.S. Treasury Bond
			4.38%
			05/15/41	221,798	305,378

Barclays Capital Corp.			U.S. Treasury Strips
0.10%			0.00%
Due 04/01/15	288,584	288,585	05/15/20 - 05/15/44	446,433	265,245
			U.S. Treasury Bond
			4.75%
			02/15/41	20,256	29,112

There is also a $36,144 in segregated cash held as collateral.

7. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity
NASDAQ-100® Fund	x	x

THE RYDEX FUNDS ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the notional amount of derivative instruments outstanding as an approximate percentage of the Fund’s net assets on a daily basis.

	Approximate percentage of Fund's Net Assets on a daily basis
Fund	Long	Short
NASDAQ-100® Fund	25%	—

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of March 31, 2015:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts		Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Fund's derivative investments categorized by primary risk exposure at March 31, 2015:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Total Value at March 31, 2015
NASDAQ-100® Fund	$1,035,096	$137,703	$1,172,799

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Total Value at March 31, 2015
NASDAQ-100® Fund	$—	$30,008	$30,008

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

36 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Fund's Statement of Operations for the year ended March 31, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund's realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended March 31, 2015:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Total
NASDAQ-100® Fund	$2,316,996	$35,794,059	$38,111,055

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Total
NASDAQ-100® Fund	$1,086,931	$40,731	$1,127,662

8. Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

38 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
NASDAQ-100® Fund	Swap equity contracts	$137,703	$—	$137,703	$—	$—	$137,703

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
NASDAQ-100® Fund	Swap equity contracts	$30,008	$—	$30,008	$—	$30,008	$—

[1]	Exchange-traded futures are excluded from these reported amounts.

9. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a

THE RYDEX FUNDS ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (continued)

tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
NASDAQ-100® Fund	$13,825,128	$—	$13,825,128

The tax character of distributions paid during the year ended March 31, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
NASDAQ-100® Fund	$—	$59,488,494	$59,488,494

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at March 31, 2015 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward
NASDAQ-100® Fund	$26,051,997	$—	$382,855,972	$—

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of March 31, 2015, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to wash sales, mark-to-market on futures contracts, and utilization of earnings and profits on shareholder redemptions. Additional differences may result from tax treatment of net

40 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on the net assets or NAV per share.

On the Statement of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
NASDAQ-100® Fund	$85,260,255	$1,194,397	$(86,454,652)

At March 31, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
NASDAQ-100® Fund	$568,468,031	$385,599,882	$(2,851,605)	$382,748,277

10. Securities Transactions

For the year ended March 31, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
NASDAQ-100® Fund	$2,144,783,279	$2,072,231,587

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 13, 2015. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2015. The Fund did not have any borrowings under this agreement at March 31, 2015.

THE RYDEX FUNDS ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended March 31, 2015 were as follows:

Fund	Average Daily Balance
NASDAQ-100® Fund	$341,854

12. Affiliated and/or Related Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2014 is available publicly or upon request. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Transactions during the period ended March 31, 2015, in which the portfolio company is an “affiliated person” are as follows:

Affiliated issuers by Fund	Value 03/31/14	Additions	Reductions	Value 03/31/15	Shares 03/31/15	Investment Income	Realized Loss	Capital Gain Distributions
NASDAQ-100® Fund
Guggenheim Strategy Fund I	$—	$463,721,180	$(324,000,000)	$139,227,564	5,591,468	$1,821,180	$(732,612)	$—

13. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune

42 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 11-1510 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

The SLCFC appeals have been fully briefed, and oral argument in front of the U.S. Court of Appeals for the Second Circuit occurred on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880,

THE RYDEX FUNDS ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (concluded)

respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer. A third related action against the former Lyondell shareholders, Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, Adversary Proceeding No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), is pending as well.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Court held oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015. The Court has not yet issued decisions on these motions. Discovery has commenced in these lawsuits.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

44 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and
Shareholders of Rydex Series Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NASDAQ-100® Fund (one of the series constituting the Rydex Series Funds) (the “Fund”) as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NASDAQ-100® Fund (one of the series constituting the Rydex Series Funds) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
May 21, 2015

THE RYDEX FUNDS ANNUAL REPORT | 45

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following fund had the corresponding percentage qualify for the dividends received deduction for corporations:

Fund	% Qualifying
NASDAQ-100® Fund	20.44%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
NASDAQ-100® Fund	19.41%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2015, the following fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying
NASDAQ-100® Fund	0.00%	100.00%

With respect to the taxable year ended March 31, 2015, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, using proceeds from shareholder redemptions:
NASDAQ-100® Fund	$44,371,323

46 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 47

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	221
Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, Nominating, and Investment and Performance Committees from 1998 to present.	Retired.	133	None.

48 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - continued
J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee from 1998 to present and Chairman of the Board from 2006 to 2014; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Vice Chairman of the Board of Trustees from 2010 to 2014; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.

THE RYDEX FUNDS ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).
Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

50 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - continued
Michael P. Byrum (1970)	Vice President (1999-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

THE RYDEX FUNDS ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

52 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of

THE RYDEX FUNDS ANNUAL REPORT | 53

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(continued)

new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

54 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE RYDEX FUNDS ANNUAL REPORT | 55

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3.31.2015

Rydex Funds Annual Report

Guggenheim Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Event Driven and Distressed Strategies Fund
Rydex International Equity Funds
Rydex Emerging Markets 2x Strategy Fund
Rydex Inverse Emerging Markets 2x Strategy Fund
Rydex Fixed Income Fund
Rydex Emerging Markets Bond Strategy Fund

RSTF-ANN-0315x0316	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
LONG SHORT EQUITY FUND	10
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND	22
EMERGING MARKETS 2x STRATEGY FUND	37
INVERSE EMERGING MARKETS 2x STRATEGY FUND	45
EMERGING MARKETS BOND STRATEGY FUND	52
NOTES TO FINANCIAL STATEMENTS	59
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	76
OTHER INFORMATION	77
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	79
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	82

THE RYDEX FUNDS ANNUAL REPORT | 1

  March 31, 2015

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our alternative strategy Funds (the “Funds”) for the one-year period ended March 31, 2015.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
April 30, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Alternative funds may not be suitable for all investors because of the sophisticated and aggressive investment techniques the funds employ, such as leverage, derivatives and short selling. • The more you invest in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. • The use of derivatives such as futures, options and swap agreements may expose an investment to additional risks that it would not be subject to if you invested directly in the securities underlying those derivatives. • Additionally, certain alternative strategies tied to hard assets such as commodities, currencies and real estate, may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, such as droughts, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. • No investment strategy can guarantee a return in a declining market. Additionally, an investor could lose all or a substantial amount of their investment.

The Long Short Equity Fund may not be suitable for all investors. • The Fund is subject to the risk that the Adviser’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. • It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. • The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

The Event Driven and Distressed Strategies Fund is subject to a number of risks and is not suitable for all investors. • The Fund’s use of derivatives such as futures, options, structured notes, exchange-traded notes and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. • The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The Fund’s investments in foreign markets may increase the Fund’s volatility due to the impact of diplomatic, political or economic developments on the country in question. • Additionally, the Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. • The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. • The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability

2 | THE RYDEX FUNDS ANNUAL REPORT

  March 31, 2015

of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. • The Fund’s exposure to the event driven market is considered speculative and may subject the Fund to additional losses. • In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. See the prospectus for more information on these and additional risks.

Inverse and leveraged Funds are not suitable for all investors. • These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. • The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. • Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the prospectus. • The leveraged and Inverse Emerging Markets Funds’ investments in developed and emerging foreign markets may increase the Funds’ volatility due to the impact of diplomatic, political or economic developments on the country in question. • Additionally, the Funds’ direct and indirect exposure to foreign currencies subjects the Funds to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. • A Fund’s investment in the securities of non-U.S. companies in the form of American Depositary Receipts (ADRs) poses special risks associated with international investing, including fluctuating exchange rates, government regulations and differences in liquidity, which may affect the volatility and performance of a fund.

The Emerging Markets Bond Strategy Fund may not be suitable for all investors. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. • The Fund’s investments in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds carries additional risks when compared to investing in U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question. • The Fund’s investments in derivatives, including credit default swaps, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. • The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • See the prospectus for more information on these and other risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2015

The U.S. continued to enjoy a self-sustaining economic expansion for the 12-month period ended March 31, 2015, although winter weather was likely to distort first-quarter economic data. In addition, U.S. companies scaled back hiring in the last month of the period, adding to evidence that the domestic economy has lost some momentum since the turn of the year. The March increase in payrolls was the smallest since December 2013 and broke a 12-month run of gains above 200,000.

Despite this short-term dislocation, the economy remains on track. Indeed, many other labor market indicators, such as initial jobless claims and the job openings rate, suggest that the U.S. labor market remains quite strong, supporting the conclusion that March’s payroll report was just a temporary blip, similar to the one witnessed last winter. As soon as temporary seasonal factors have dissipated, economic data is likely to bounce back. The labor market has improved over the past year, as subdued mortgage rates and tight housing inventory continue to point to fairly stable appreciation in the housing market, which is key to the ongoing recovery. Consumers are also being helped by lower fuel prices, which are acting as a tax cut for U.S. consumers, freeing up discretionary spending in other areas and acting as a support for consumption.

In Europe, economic data has been surprisingly good and should continue along that path on the back of the European Central Bank’s program of quantitative easing and depreciation of the euro. Japan’s economy remains weak and, without more structural reform, continued monetary accommodation could lead to stagflation. China’s policymakers appear likely to continue the supply of credit and do whatever else is necessary to maintain growth there at an acceptable pace for the near term.

Given weakness overseas and the effect of a stronger U.S. dollar on international earnings, some stocks could face a more challenging environment in the near term, but our research shows that equity markets tend to perform quite well in the periods leading up to a U.S. Federal Reserve (the “Fed”) rate increase. The yield on the 10-year Treasury note declined in January by more than 50 basis points before rebounding in February, echoing the pattern since 2009—Treasury yields decline and a sell-off ensues, driving rates higher. Then conditions stabilize, and rates test their previous lows. Liquidity from foreign central banks and comparatively attractive U.S. yields continue to push global investors to U.S. Treasuries, which should hold down U.S. interest rates in the near term.

Against this backdrop, the U.S. central bank feels pressure to raise its key rate above zero, but insists the decision will be data-dependent and not occur prematurely. With a secular inflation increase unlikely in the near term, slack in the economy, and disinflation being imported from abroad, the Fed may not hike rates until later in the year. The Fed for now appears to be focused on wage growth, which is key for sustaining the expansion but also an indicator of inflationary pressure. The lack of sustained wage growth has been a topic that has confounded the Fed lately. Given the strengthening employment numbers and the apparent reduction in labor market slack, wages should start to increase more steadily across the board. This is one of the most important data points at the moment for the Fed.

The underlying U.S. economy remains strong and investors should avoid being panicked by seasonal setbacks. Indeed, considering the strength of the economy and the wave of liquidity emanating from various central banks around the world, the general investment environment should remain attractive.

For the 12 months ended March 31, 2015, the Standard & Poor’s 500® (“S&P 500”) Index* returned 12.73%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -0.92%. The return of the MSCI Emerging Markets Index* was 0.44%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 5.72% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 2.00%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.03% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2015

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index tracks the performance of U.S. dollar-denominated emerging market and cross-over sovereign debt publicly issued in the eurobond or U.S. domestic market. Qualifying countries must have a BBB1 or lower foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch). Countries that are not rated, or that are rated “D” or “SD” by one or several rating agencies qualify for inclusion in the index but individual non-performing securities are removed. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to maturity at point of issuance, a fixed or floating coupon and a minimum amount outstanding of $250 million. Local currency debt is excluded from the Index. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

BNY Mellon Emerging Markets 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

Credit Suisse Event Driven Liquid Index reflects the returns of a dynamic basket of liquid, investable market factors selected and weighted in accordance with an algorithm that aims to approximate the aggregate returns of the universe of event driven hedge fund managers, as represented by the Event Driven sector of the Dow Jones Credit Suisse Hedge Fund Index.

HFRX Equity Hedge Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

Russell 3000® Index measures the performance of the largest 3000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Rydex Emerging Markets 2x Strategy Fund and Rydex Inverse Emerging Markets 2x Strategy Fund described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2014 and ending March 31, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund
A-Class	2.19%	10.38%	$1,000.00	$1,103.80	$11.49
C-Class	2.94%	9.99%	1,000.00	1,099.90	15.39
H-Class	2.19%	10.42%	1,000.00	1,104.20	11.49
Institutional Class	1.94%	10.53%	1,000.00	1,105.30	10.18
Event Driven and Distressed Strategies Fund
A-Class	1.91%	1.61%	1,000.00	1,016.10	9.60
C-Class	2.66%	1.21%	1,000.00	1,012.10	13.34
H-Class	1.91%	1.57%	1,000.00	1,015.70	9.60
Institutional Class	1.66%	1.70%	1,000.00	1,017.00	8.35
Emerging Markets 2x Strategy Fund
A-Class	1.73%	(20.70%)	1,000.00	793.00	7.73
C-Class	2.45%	(20.96%)	1,000.00	790.40	10.94
H-Class	1.74%	(20.72%)	1,000.00	792.80	7.78
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.75%	13.67%	1,000.00	1,136.70	9.32
C-Class	2.46%	13.02%	1,000.00	1,130.20	13.06
H-Class	1.72%	13.13%	1,000.00	1,131.30	9.14
Emerging Markets Bond Strategy Fund
A-Class	1.54%	(3.54%)	1,000.00	964.60	7.54
C-Class	2.15%	(3.89%)	1,000.00	961.10	10.51
H-Class	1.52%	(3.56%)	1,000.00	964.40	7.44

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund
A-Class	2.19%	5.00%	$1,000.00	$1,014.01	$11.00
C-Class	2.94%	5.00%	1,000.00	1,010.27	14.74
H-Class	2.19%	5.00%	1,000.00	1,014.01	11.00
Institutional Class	1.94%	5.00%	1,000.00	1,015.26	9.75
Event Driven and Distressed Strategies Fund
A-Class	1.91%	5.00%	1,000.00	1,015.41	9.60
C-Class	2.66%	5.00%	1,000.00	1,011.67	13.34
H-Class	1.91%	5.00%	1,000.00	1,015.41	9.60
Institutional Class	1.66%	5.00%	1,000.00	1,016.65	8.35
Emerging Markets 2x Strategy Fund
A-Class	1.73%	5.00%	1,000.00	1,016.31	8.70
C-Class	2.45%	5.00%	1,000.00	1,012.72	12.29
H-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.75%	5.00%	1,000.00	1,016.21	8.80
C-Class	2.46%	5.00%	1,000.00	1,012.67	12.34
H-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
Emerging Markets Bond Strategy Fund
A-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
C-Class	2.15%	5.00%	1,000.00	1,014.21	10.80
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64

[1]
Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents Net Expenses, which includes interest and dividend expense related to securities sold short. Excluding these expenses the operating expense ratios would be:

Long Short Equity Fund
A-Class	1.64%
C-Class	2.39%
H-Class	1.39%
Institutional Class	1.64%

[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2014 to March 31, 2015.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended March 31, 2015, the Long Short Equity Fund H-Class returned 7.21%. The Fund’s benchmark, the HFRX Equity Hedge Index, returned 2.37%, while the long-only Russell 3000 Index returned 12.36% over the same period.

The annualized risk for the fund was 7.5%, which was higher than the 5.1% annualized risk of the HFRX Equity Hedge Index, but still lower than the risk level of the Russell 3000 Index, which came in at 12.1%. On a risk-adjusted basis, the fund produced 4.55% of annual alpha relative to the HFRX Equity Hedge Index as the realized beta for the period was 1.13.

Both the factor and industry trend-based strategies used in the Fund contributed positively during the period. Risk factors contributed 2.29% to gross fund returns. Average long exposure to Relative Strength (a measure of momentum) contributed 1.69%, while average short exposure to Price Volatility (a measure of stock level standard deviation) contributed 0.61%. Average long exposures to Trading Activity (a measure of liquidity) and Market Capitalization (large capitalization equities) detracted -0.22% and -0.77%, respectively. Industry exposures contributed 1.84% to gross Fund returns, with average long exposures to Drug companies and Airlines contributing 1.55% and 0.44%, respectively, while average long exposures to Electrical Equipment and Oil Extraction companies detracted -0.28% and -0.33%, respectively.

Stock-specific risk (the residual return of each equity after accounting for the risk factor and industry exposures) contributed 2.34% to gross fund returns for the period. The Fund generally maintains a positive equity market bias and, given the strong equity returns over the period, resulted in equity market beta contributing 3.59% to gross fund return.

For the period, the Fund’s average long exposure was 78.6%, while its short exposure was -25.0%. This resulted in average gross exposure of 1.04% and net exposure of 53.6%. The Fund ended the period with long exposure of 85.3% and short exposure of -27.8%, which resulted in gross (net) exposure of 1.13% (57.5%). The Fund’s long exposures contributed slightly more than 10% to gross fund returns, while its short exposures marginally detracted more than -0.20%.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one-year period ended March 31, 2015, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Inception Dates:
A-Class	March 31, 2004
C-Class	March 22, 2002
H-Class	March 22, 2002
Institutional Class	November 30, 2011

Ten Largest Long Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	6.5%
AutoZone, Inc.	0.6%
Catamaran Corp.	0.6%
Rite Aid Corp.	0.6%
Sabre Corp.	0.6%
ResMed, Inc.	0.6%
AmerisourceBergen Corp. — Class A	0.6%
Pinnacle Foods, Inc.	0.5%
Rollins, Inc.	0.5%
Analog Devices, Inc.	0.5%
Top Ten Total	11.6%

“Ten Largest Long Holdings” exclude any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	5 Year	10 Year
A-Class Shares	7.23%	5.20%	4.83%
A-Class Shares with sales charge†	2.15%	4.18%	4.33%
C-Class Shares	6.40%	4.40%	4.06%
C-Class Shares with CDSC‡	5.40%	4.40%	4.06%
H-Class Shares	7.21%	5.20%	4.84%
HFRX Equity Hedge Index	2.37%	1.19%	0.69%

		1 Year	Since Inception (11/30/11)
Institutional Class Shares		7.48%	8.77%
HFRX Equity Hedge Index		2.37%	5.54%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Equity Hedge Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2015
LONG SHORT EQUITY FUND

	Shares	Value

COMMON STOCKS† - 86.1%

CONSUMER, NON-CYCLICAL - 33.3%
Catamaran Corp.*,1	4,411	$262,633
Sabre Corp.	10,699	259,986
ResMed, Inc.1	3,564	255,824
AmerisourceBergen Corp. — Class A1	2,244	255,075
Pinnacle Foods, Inc.1	6,226	254,083
Rollins, Inc.1	10,200	252,246
Flowers Foods, Inc.1	11,007	250,299
BioMarin Pharmaceutical, Inc.*,1	2,000	249,241
Health Net, Inc.*,1	4,110	248,615
Anthem, Inc.1	1,600	247,056
Envision Healthcare Holdings, Inc.*,1	6,400	245,440
Mylan N.V.*,1	4,114	244,165
Alere, Inc.*,1	4,978	243,424
Halyard Health, Inc.*,1	4,911	241,622
Teleflex, Inc.1	1,999	241,539
Premier, Inc. — Class A*,1	6,405	240,700
Kroger Co.1	3,129	239,869
Hill-Rom Holdings, Inc.1	4,862	238,238
Cardinal Health, Inc.1	2,637	238,042
Towers Watson & Co. — Class A1	1,800	237,933
Jazz Pharmaceuticals plc*,1	1,367	236,204
Hologic, Inc.*,1	7,139	235,765
KAR Auction Services, Inc.1	6,200	235,166
Gartner, Inc.*,1	2,803	235,032
LifePoint Hospitals, Inc.*,1	3,170	232,837
Total System Services, Inc.1	6,100	232,715
Monster Beverage Corp.*,1	1,679	232,366
Medivation, Inc.*,1	1,796	231,810
Church & Dwight Company, Inc.1	2,710	231,488
Aaron’s, Inc.1	8,167	231,208
Myriad Genetics, Inc.*	6,500	230,100
Booz Allen Hamilton Holding Corp.1	7,946	229,957
Constellation Brands, Inc. — Class A*,1	1,978	229,863
Eli Lilly & Co.1	3,163	229,792
Seattle Genetics, Inc.*,1	6,498	229,704
Incyte Corp.*,1	2,500	229,150
Sprouts Farmers Market, Inc.*,1	6,498	228,925
Brown-Forman Corp. — Class B1	2,531	228,676
Coca-Cola Enterprises, Inc.1	5,167	228,381
Clorox Co.1	2,066	228,066
Centene Corp.*,1	3,218	227,480
Alnylam Pharmaceuticals, Inc.*,1	2,175	227,114
Community Health Systems, Inc.*,1	4,340	226,895
Dr Pepper Snapple Group, Inc.1	2,880	226,022
Sysco Corp.1	5,984	225,776
Regeneron Pharmaceuticals, Inc.*,1	500	225,740
Alexion Pharmaceuticals, Inc.*,1	1,300	225,290
Sirona Dental Systems, Inc.*,1	2,485	223,625
Patterson Companies, Inc.1	4,470	218,091
Molson Coors Brewing Co. — Class B1	2,926	217,841
ServiceMaster Global Holdings, Inc.*,1	6,432	217,080
Philip Morris International, Inc.1	2,860	215,444
Whole Foods Market, Inc.1	4,123	214,726
Henry Schein, Inc.*,1	1,534	214,177
Aetna, Inc.1	1,999	212,953
Ingredion, Inc.1	2,734	212,760
Vertex Pharmaceuticals, Inc.*,1	1,800	212,346
Omnicare, Inc.1	2,691	207,368
Align Technology, Inc.*,1	3,752	201,801
Vectrus, Inc.*,1	7,321	186,612
DeVry Education Group, Inc.1	5,147	171,704
Zoetis, Inc.1	3,391	156,969
Graham Holdings Co. — Class B1	149	156,395
Altria Group, Inc.1	2,945	147,309
Pilgrim’s Pride Corp.2	6,155	139,041
Johnson & Johnson1	1,300	130,780
DENTSPLY International, Inc.1	2,238	113,892
WhiteWave Foods Co. — Class A*,1	2,334	103,490
Service Corporation International1	3,589	93,493
VCA, Inc.*,1	1,593	87,328
Quest Diagnostics, Inc.1	791	60,788
Bristol-Myers Squibb Co.1	711	45,860
Perrigo Company plc1	161	26,654
Morningstar, Inc.1	300	22,473
Hain Celestial Group, Inc.*,1	318	20,368
Mallinckrodt plc*,1	136	17,224
Total Consumer, Non-cyclical		15,406,144

CONSUMER, CYCLICAL - 17.2%
AutoZone, Inc.*,1	400	272,864
Rite Aid Corp.*,1	30,001	260,708
Ulta Salon Cosmetics & Fragrance, Inc.*,1	1,668	251,618
Gaming and Leisure Properties, Inc.1	6,729	248,098
Ascena Retail Group, Inc.*,1	17,013	246,858
Brinker International, Inc.1	4,000	246,240
Taylor Morrison Home Corp. — Class A*,1	11,806	246,156
Kohl’s Corp.1	3,128	244,766
Sears Holdings Corp.*,2	5,883	243,439
JC Penney Company, Inc.*	28,939	243,377
Leggett & Platt, Inc.1	5,173	238,424
Dillard’s, Inc. — Class A1	1,739	237,391
Jarden Corp.*,1	4,487	237,362
Choice Hotels International, Inc.1	3,700	237,059
NVR, Inc.*,1	178	236,501
GNC Holdings, Inc. — Class A1	4,819	236,468
Penske Automotive Group, Inc.1	4,592	236,442
Walgreens Boots Alliance, Inc.1	2,787	236,003
Sally Beauty Holdings, Inc.*,1	6,850	235,435
Tractor Supply Co.1	2,766	235,276
Newell Rubbermaid, Inc.1	6,017	235,084
Tempur Sealy International, Inc.*,1	4,021	232,173
CVS Health Corp.1	2,249	232,119
Chico’s FAS, Inc.1	13,115	232,004
Michaels Companies, Inc.*,1	8,539	231,065

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
LONG SHORT EQUITY FUND

	Shares	Value

Harman International Industries, Inc.1	1,717	$229,443
DSW, Inc. — Class A1	6,202	228,730
Regal Entertainment Group — Class A1	10,000	228,400
Big Lots, Inc.1	4,753	228,287
Whirlpool Corp.1	1,054	212,971
CST Brands, Inc.1	4,701	206,045
Nordstrom, Inc.1	2,348	188,591
Hyatt Hotels Corp. — Class A*,1	2,700	159,894
Restaurant Brands International, Inc.1	3,700	142,117
O’Reilly Automotive, Inc.*,1	300	64,872
Dick’s Sporting Goods, Inc.1	1,085	61,834
Total Consumer, Cyclical		7,984,114

TECHNOLOGY - 11.1%
Analog Devices, Inc.1	4,000	251,999
MSCI, Inc. — Class A1	4,100	251,371
DST Systems, Inc.1	2,256	249,763
Jack Henry & Associates, Inc.1	3,492	244,056
Pitney Bowes, Inc.1	10,400	242,528
Amdocs Ltd.1	4,400	239,360
Broadridge Financial Solutions, Inc.1	4,333	238,358
Fidelity National Information Services, Inc.1	3,500	238,210
VeriFone Systems, Inc.*,1	6,744	235,298
Teradyne, Inc.1	11,984	225,898
Linear Technology Corp.1	4,800	224,640
Maxim Integrated Products, Inc.1	6,434	223,968
KLA-Tencor Corp.1	3,800	221,502
Microchip Technology, Inc.1	4,522	221,126
Altera Corp.1	5,100	218,841
Leidos Holdings, Inc.1	5,200	218,192
Zayo Group Holdings, Inc.*,1	7,715	215,711
Atmel Corp.1	26,110	214,885
NVIDIA Corp.1	10,200	213,435
Advanced Micro Devices, Inc.*,1	78,600	210,648
Teradata Corp.*,1	4,416	194,922
ON Semiconductor Corp.*,1	15,054	182,304
Cree, Inc.*,1	4,700	166,803
Marvell Technology Group Ltd.1	1,178	17,317
Total Technology		5,161,135

FINANCIAL - 9.9%
CoreLogic, Inc.*,1	6,718	236,943
Plum Creek Timber Company, Inc.1	5,407	234,935
Two Harbors Investment Corp.1	21,762	231,113
Starwood Property Trust, Inc.1	9,434	229,246
Outfront Media, Inc.1	7,624	228,110
First Niagara Financial Group, Inc.1	25,800	228,071
Rayonier, Inc.1	8,441	227,569
Artisan Partners Asset Management, Inc. — Class A1	4,804	218,390
FNFV Group*,1	15,465	218,057
MFA Financial, Inc.1	27,618	217,077
Piedmont Office Realty Trust, Inc. — Class A1	11,564	215,206
Home Properties, Inc.1	3,088	213,968
Chimera Investment Corp.1	67,955	213,379
American Homes 4 Rent — Class A1	12,800	211,840
American National Insurance Co.1	2,137	210,259
CBOE Holdings, Inc.1	3,513	201,664
Old Republic International Corp.1	12,418	185,525
Weyerhaeuser Co.1	5,559	184,281
Corporate Office Properties Trust1	5,749	168,906
Columbia Property Trust, Inc.1	4,795	129,561
Genworth Financial, Inc. — Class A*,1	16,991	124,204
American Realty Capital Properties, Inc.1	9,565	94,215
Interactive Brokers Group, Inc. — Class A1	2,654	90,289
NASDAQ OMX Group, Inc.1	1,334	67,954
American Capital Agency Corp.1	600	12,798
Total Financial		4,593,560

INDUSTRIAL - 9.6%
Hexcel Corp.1	4,800	246,816
Spirit AeroSystems Holdings, Inc. — Class A*,1	4,702	245,491
TransDigm Group, Inc.1	1,112	243,217
Huntington Ingalls Industries, Inc.1	1,700	238,255
Energizer Holdings, Inc.1	1,716	236,894
Covanta Holding Corp.1	10,528	236,143
Eagle Materials, Inc.1	2,800	233,968
Gentex Corp.1	12,785	233,966
Con-way, Inc.1	5,200	229,476
Triumph Group, Inc.1	3,840	229,325
Greif, Inc. — Class A1	5,833	229,062
Clean Harbors, Inc.*,1	4,019	228,199
Sonoco Products Co.1	5,014	227,936
Vulcan Materials Co.1	2,700	227,610
Textron, Inc.1	5,100	226,083
Martin Marietta Materials, Inc.1	1,600	223,680
Rockwell Collins, Inc.1	2,300	222,065
Tech Data Corp.*,1	3,771	217,851
Garmin Ltd.1	4,256	202,245
GoPro, Inc. — Class A*,2	1,410	61,208
Total Industrial		4,439,490

COMMUNICATIONS - 2.8%
Clear Channel Outdoor Holdings, Inc. — Class A1	24,108	243,973
Starz — Class A*,1	6,900	237,429
News Corp. — Class A*,1	13,600	217,736
Windstream Holdings, Inc.2	28,190	208,605
CenturyLink, Inc.1	5,749	198,628
JDS Uniphase Corp.*,1	13,200	173,184
Total Communications		1,279,555

ENERGY - 1.0%
CVR Energy, Inc.	5,700	242,591
Murphy USA, Inc.*,1	3,288	237,953
Total Energy		480,544

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
LONG SHORT EQUITY FUND

	Shares	Value

UTILITIES - 0.4%
Great Plains Energy, Inc.1	7,792	$207,890

DIVERSIFIED - 0.4%
Leucadia National Corp.1	7,800	173,862

BASIC MATERIALS - 0.4%
Axalta Coating Systems Ltd.*,1	6,100	168,482

Total Common Stocks
(Cost $37,831,629)		39,894,776

MUTUAL FUNDS†,3 - 6.6%
Guggenheim Strategy Fund I	121,862	3,034,367
Guggenheim Strategy Fund II	561	13,978
Total Mutual Funds
(Cost $3,056,748)		3,048,345

	Face Amount

REPURCHASE AGREEMENTS††,4 - 5.8%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$2,130,485	2,130,485
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	325,583	325,583
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	261,334	261,334
Total Repurchase Agreements
(Cost $2,717,402)		2,717,402

SECURITIES LENDING COLLATERAL††,5 - 1.3%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	385,251	385,251
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	132,526	132,526
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	68,406	68,406
Total Securities Lending Collateral
(Cost $586,183)		586,183

Total Investments - 99.8%
(Cost $44,191,962)		$46,246,706

	Shares
COMMON STOCKS SOLD SHORT† - (25.0)%

UTILITIES - (0.5)%
AES Corp.	7,868	(101,104)
Calpine Corp.*	5,158	(117,963)
Total Utilities		(219,067)

TECHNOLOGY - (1.0)%
EMC Corp.	2,189	(55,951)
SanDisk Corp.	1,404	(89,322)
athenahealth, Inc.*	860	(102,675)
Cerner Corp.*	1,500	(109,890)
Apple, Inc.	904	(112,485)
Total Technology		(470,323)

CONSUMER, NON-CYCLICAL - (1.3)%
Avon Products, Inc.	12,788	(102,176)
United Rentals, Inc.*	1,257	(114,588)
Quanta Services, Inc.*	4,041	(115,290)
Estee Lauder Companies, Inc. — Class A	1,395	(116,008)
Coty, Inc. — Class A*	5,088	(123,486)
Total Consumer, Non-cyclical		(571,548)

CONSUMER, CYCLICAL - (1.7)%
Tesla Motors, Inc.*	90	(16,989)
TJX Companies, Inc.	782	(54,779)
WESCO International, Inc.*	1,050	(73,385)
Allison Transmission Holdings, Inc.	3,252	(103,869)
MSC Industrial Direct Company, Inc. — Class A	1,460	(105,412)
Fossil Group, Inc.*	1,300	(107,185)
Fastenal Co.	2,651	(109,844)
Ford Motor Co.	6,821	(110,091)
WW Grainger, Inc.	481	(113,424)
Total Consumer, Cyclical		(794,978)

BASIC MATERIALS - (2.1)%
Freeport-McMoRan, Inc.	3,487	(66,079)
Alcoa, Inc.	7,260	(93,799)
Newmont Mining Corp.	4,835	(104,968)
Southern Copper Corp.	3,650	(106,507)
Nucor Corp.	2,438	(115,878)
Compass Minerals International, Inc.	1,247	(116,233)
United States Steel Corp.	4,949	(120,756)
Reliance Steel & Aluminum Co.	1,986	(121,305)
Steel Dynamics, Inc.	6,285	(126,328)
Total Basic Materials		(971,853)

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
LONG SHORT EQUITY FUND

	Shares	Value

COMMUNICATIONS - (2.3)%
Liberty Global plc — Class A*	1,057	$(54,404)
Liberty Global plc*	1,097	(54,641)
Google, Inc. — Class A*	99	(54,915)
United States Cellular Corp.*	1,725	(61,617)
Sprint Corp.*	17,422	(82,580)
Yahoo!, Inc.*	2,004	(89,048)
Netflix, Inc.*	230	(95,839)
T-Mobile US, Inc.*	3,506	(111,105)
Amazon.com, Inc.*	302	(112,374)
Walt Disney Co.	1,106	(116,008)
Facebook, Inc. — Class A*	1,432	(117,732)
Priceline Group, Inc.*	103	(119,907)
Total Communications		(1,070,170)

FINANCIAL - (3.5)%
CIT Group, Inc.	191	(8,618)
Equity Residential	539	(41,967)
General Growth Properties, Inc.	1,761	(52,038)
Bank of America Corp.	6,272	(96,526)
Discover Financial Services	1,790	(100,867)
Air Lease Corp. — Class A	2,770	(104,540)
Capital One Financial Corp.	1,330	(104,831)
JPMorgan Chase & Co.	1,776	(107,590)
Simon Property Group, Inc.	551	(107,797)
Public Storage	548	(108,033)
American International Group, Inc.	1,979	(108,429)
American Express Co.	1,406	(109,836)
Wells Fargo & Co.	2,020	(109,888)
Citigroup, Inc.	2,161	(111,335)
People’s United Financial, Inc.	7,582	(115,246)
New York Community Bancorp, Inc.	6,903	(115,487)
TFS Financial Corp.	7,953	(116,750)
Total Financial		(1,619,778)

INDUSTRIAL - (4.6)%
Caterpillar, Inc.	821	(65,705)
Flowserve Corp.	1,519	(85,808)
Xylem, Inc.	2,476	(86,710)
Teekay Corp.	2,022	(94,165)
General Electric Co.	4,099	(101,696)
GATX Corp.	1,770	(102,625)
KBR, Inc.	7,326	(106,080)
Hubbell, Inc. — Class B	970	(106,331)
Dover Corp.	1,547	(106,929)
SBA Communications Corp. — Class A*	946	(110,777)
AMETEK, Inc.	2,109	(110,807)
Stanley Black & Decker, Inc.	1,168	(111,380)
Middleby Corp.*	1,089	(111,786)
Kirby Corp.*	1,503	(112,800)
Wabtec Corp.	1,196	(113,632)
Fluor Corp.	2,002	(114,434)
Jacobs Engineering Group, Inc.*	2,662	(120,216)
AECOM*	3,905	(120,353)
Acuity Brands, Inc.	723	(121,580)
Chicago Bridge & Iron Company N.V.	2,853	(140,538)
Total Industrial		(2,144,352)

ENERGY - (8.0)%
California Resources Corp.	480	(3,653)
Phillips 66	159	(12,497)
WPX Energy, Inc.*	2,334	(25,511)
Cimarex Energy Co.	342	(39,361)
Range Resources Corp.	1,200	(62,448)
Marathon Petroleum Corp.	682	(69,830)
Rowan Companies plc — Class A	4,489	(79,500)
Southwestern Energy Co.*	3,542	(82,139)
Tesoro Corp.	937	(85,539)
Atwood Oceanics, Inc.	3,449	(96,951)
MRC Global, Inc.*	8,320	(98,592)
CONSOL Energy, Inc.	3,584	(99,958)
Occidental Petroleum Corp.	1,383	(100,959)
Cabot Oil & Gas Corp. — Class A	3,487	(102,971)
Oil States International, Inc.*	2,592	(103,084)
Dril-Quip, Inc.*	1,514	(103,542)
Exxon Mobil Corp.	1,222	(103,870)
Antero Resources Corp.*	2,949	(104,159)
Marathon Oil Corp.	3,999	(104,414)
Hess Corp.	1,553	(105,402)
Devon Energy Corp.	1,750	(105,543)
ConocoPhillips	1,698	(105,717)
Kosmos Energy Ltd.*	13,366	(105,725)
Murphy Oil Corp.	2,275	(106,015)
National Oilwell Varco, Inc.	2,139	(106,929)
FMC Technologies, Inc.*	2,893	(107,070)
Chevron Corp.	1,027	(107,814)
EOG Resources, Inc.	1,176	(107,827)
QEP Resources, Inc.	5,280	(110,088)
Continental Resources, Inc.*	2,535	(110,703)
Energen Corp.	1,695	(111,870)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
LONG SHORT EQUITY FUND

	Shares	Value

Gulfport Energy Corp.*	2,522	$(115,785)
Patterson-UTI Energy, Inc.	6,211	(116,612)
Spectra Energy Corp.	3,230	(116,829)
ONEOK, Inc.	2,433	(117,368)
Concho Resources, Inc.*	1,016	(117,775)
Equities Corp.	1,442	(119,498)
Williams Companies, Inc.	2,400	(121,416)
Newfield Exploration Co.*	3,584	(125,764)
Total Energy		(3,720,728)
Total Common Stocks Sold Short
(Proceeds $12,074,857)		(11,582,797)
Total Securities Sold Short- (25.0)%
(Proceeds $12,074,857)		$(11,582,797)
Other Assets & Liabilities, net - 25.2%		11,672,868
Total Net Assets - 100.0%		$46,336,777

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or a portion of this security is pledged as short security collateral at March 31, 2015.
2	All or a portion of this security is on loan at March 31, 2015 — See Note 6.
3	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
4	Repurchase Agreements — See Note 5.
5	Securities lending collateral — See Note 6.
plc — Public Limited Company

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $566,423 of securities loaned (cost $40,888,377)	$42,943,121
Repurchase agreements, at value (cost $3,303,585)	3,303,585
Total investments (cost $44,191,962)	46,246,706
Segregated cash with broker	12,322,772
Cash	1,860
Receivables:
Fund shares sold	72,380
Dividends	65,618
Securities lending income	4,396
Interest	2
Total assets	58,713,734

Liabilities:
Securities sold short, at value (proceeds $12,074,857)	11,582,797
Payable for:
Return of securities loaned	594,750
Fund shares redeemed	87,693
Management fees	34,207
Distribution and service fees	21,703
Transfer agent and administrative fees	9,502
Portfolio accounting fees	3,801
Securities purchased	3,635
Miscellaneous	38,869
Total liabilities	12,376,957
Commitments and contingent liabilities (Note 15)	—
Net assets	$46,336,777

Net assets consist of:
Paid in capital	$110,163,669
Accumulated net investment loss	(164,159)
Accumulated net realized loss on investments	(66,209,537)
Net unrealized appreciation on investments	2,546,804
Net assets	$46,336,777

A-Class:
Net assets	$6,062,975
Capital shares outstanding	375,248
Net asset value per share	$16.16
Maximum offering price per share (Net asset value divided by 95.25%)	$16.97

C-Class:
Net assets	$19,951,548
Capital shares outstanding	1,362,885
Net asset value per share	$14.64

H-Class:
Net assets	$20,020,071
Capital shares outstanding	1,234,980
Net asset value per share	$16.21

Institutional Class:
Net assets	$302,183
Capital shares outstanding	18,452
Net asset value per share	$16.38

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $1,208)	$771,567
Income from securities lending, net	66,871
Interest	865
Total investment income	839,303

Expenses:
Management fees	432,133
Transfer agent and administrative fees	120,037
Distribution and service fees:
A-Class	14,926
C-Class	203,473
H-Class	53,723
Portfolio accounting fees	48,014
Short sales dividend expense	176,876
Prime broker interest expense	69,268
Custodian fees	6,297
Trustees’ fees*	3,868
Line of credit fees	89
Miscellaneous	64,411
Total expenses	1,193,115
Net investment loss	(353,812)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,354,224
Futures contracts	(77,572)
Securities sold short	(662,373)
Net realized gain	3,614,279
Net change in unrealized appreciation (depreciation) on:
Investments	(1,183,744)
Securities sold short	746,484
Net change in unrealized appreciation (depreciation)	(437,260)
Net realized and unrealized gain	3,177,019
Net increase in net assets resulting from operations	$2,823,207

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(353,812)	$(773,445)
Net realized gain on investments	3,614,279	7,362,587
Net change in unrealized appreciation (depreciation) on investments	(437,260)	(488,800)
Net increase in net assets resulting from operations	2,823,207	6,100,342

Capital share transactions:
Proceeds from sale of shares
A-Class	2,265,846	4,913,621
C-Class	789,638	1,459,676
H-Class	3,875,899	16,322,796
Institutional Class	380,674	1,001
Cost of shares redeemed
A-Class	(4,148,005)	(11,324,362)
C-Class	(4,392,338)	(5,045,687)
H-Class	(14,347,395)	(16,148,434)
Institutional Class	(116,016)	(1,055)
Net decrease from capital share transactions	(15,691,697)	(9,822,444)
Net decrease in net assets	(12,868,490)	(3,722,102)

Net assets:
Beginning of year	59,205,267	62,927,369
End of year	$46,336,777	$59,205,267
Accumulated net investment loss at end of year	$(164,159)	$(238,102)

Capital share activity:
Shares sold
A-Class	147,669	345,762
C-Class	58,483	110,051
H-Class	251,585	1,125,572
Institutional Class	25,112	69
Shares redeemed
A-Class	(273,585)	(816,705)
C-Class	(320,706)	(384,136)
H-Class	(953,740)	(1,129,156)
Institutional Class	(7,468)	(69)
Net decrease in shares	(1,072,650)	(748,612)

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$15.07	$13.48	$13.28	$14.28	$12.59
Income (loss) from investment operations:
Net investment income (loss)[b]	(.06)	(.13)	(.05)	.03	(.04)
Net gain (loss) on investments (realized and unrealized)	1.15	1.72	.30	(1.03)	1.73
Total from investment operations	1.09	1.59	.25	(1.00)	1.69
Less distributions from:
Net investment income	—	—	(.05)	—	—
Total distributions	—	—	(.05)	—	—
Redemption fees collected	—	—	—	—	— [c]
Net asset value, end of period	$16.16	$15.07	$13.48	$13.28	$14.28

Total Return[d]	7.23%	11.80%	1.89%	(7.00%)	13.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,063	$7,552	$13,106	$16,510	$25,447
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(0.91%)	(0.35%)	0.21%	(0.33%)
Total expenses[f,g]	2.17%	2.34%	1.92%	1.66%	1.71%
Portfolio turnover rate	331%	256%	183%	190%	231%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$13.76	$12.40	$12.31	$13.33	$11.85
Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	(.24)	(.14)	(.07)	(.13)
Net gain (loss) on investments (realized and unrealized)	1.04	1.60	.28	(.95)	1.61
Total from investment operations	.88	1.36	.14	(1.02)	1.48
Less distributions from:
Net investment income	—	—	(.05)	—	—
Total distributions	—	—	(.05)	—	—
Redemption fees collected	—	—	—	—	— [c]
Net asset value, end of period	$14.64	$13.76	$12.40	$12.31	$13.33

Total Return[d]	6.40%	10.97%	1.14%	(7.65%)	12.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,952	$22,354	$23,554	$32,503	$50,381
Ratios to average net assets:
Net investment income (loss)	(1.16%)	(1.79%)	(1.12%)	(0.54%)	(1.08%)
Total expenses[f,g]	2.92%	3.11%	2.69%	2.41%	2.46%
Portfolio turnover rate	331%	256%	183%	190%	231%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Per Share Data
Net asset value, beginning of period	$15.12	$13.53	$13.33	$14.32	$12.63
Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	(.16)	(.04)	.03	(.04)
Net gain (loss) on investments (realized and unrealized)	1.16	1.75	.29	(1.02)	1.73
Total from investment operations	1.09	1.59	.25	(.99)	1.69
Less distributions from:
Net investment income	—	—	(.05)	—	—
Total distributions	—	—	(.05)	—	—
Redemption fees collected	—	—	—	—	— [c]
Net asset value, end of period	$16.21	$15.12	$13.53	$13.33	$14.32

Total Return[d]	7.21%	11.75%	1.88%	(6.91%)	13.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,020	$29,287	$26,257	$54,589	$87,212
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(1.07%)	(0.29%)	0.20%	(0.31%)
Total expenses[f,g]	2.17%	2.36%	1.88%	1.66%	1.70%
Portfolio turnover rate	331%	256%	183%	190%	231%

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Period Ended March 31, 2012[a]
Per Share Data
Net asset value, beginning of period	$15.24	$13.60	$13.33	$12.39
Income (loss) from investment operations:
Net investment income (loss)[b]	(—)[e]	(.12)	(.02)	.06
Net gain (loss) on investments (realized and unrealized)	1.14	1.76	.31	.88
Total from investment operations	1.14	1.64	.29	.94
Less distributions from:
Net investment income	—	—	(.02)	—
Total distributions	—	—	(.02)	—
Net asset value, end of period	$16.38	$15.24	$13.60	$13.33

Total Return[d]	7.48%	12.06%	2.15%	7.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$302	$12	$11	$11
Ratios to average net assets:
Net investment income (loss)	(0.01%)	(0.82%)	(0.17%)	1.29%
Total expenses[f,g]	1.95%	2.11%	1.72%	1.36%
Portfolio turnover rate	331%	256%	183%	190%

[a]
Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since commencement of operations of the class.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Redemption fees collected are less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Net investment loss is less than $0.01 per share.
[f]	Does not include expenses of the underlying funds in which the Fund invests.
[g]	Excluding interest and dividend expense related to short sales, the operating ratios for the years or periods presented would be:

	3/31/15	3/31/14	3/28/13	3/31/12	3/31/11
A-Class	1.66%	1.68%	1.65%	1.66%	1.69%
C-Class	2.41%	2.42%	2.40%	2.41%	2.44%
H-Class	1.66%	1.67%	1.65%	1.66%	1.69%
Institutional Class	1.40%	1.42%	1.41%	N/A	N/A

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

OBJECTIVE: Seeks to achieve capital growth.

The Event Driven and Distressed Strategies Fund H-Class returned -1.18% for the one-year period ended March 31, 2015. By comparison, the S&P 500 Index returned 12.73% and the Credit Suisse Event Driven Liquid Index returned -1.02%.

The Fund gains exposure to event driven and distressed situations through various exposures, such as merger arbitrage, high yield, equities, and volatility. During the period, the Fund used derivatives, such as swaps and futures, as the primary instrument to gain exposure to these factors. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

The main positive drivers of performance were the illiquidity factor high yield and distressed equity exposures. Merger arbitrage was the main factor that contributed negatively to performance for the year. Throughout the year, the largest exposures were to high yield followed up by merger arbitrage and the illiquidity factor.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed-income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one-year period ended March 31, 2015, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	June 30, 2010
C-Class	June 30, 2010
H-Class	June 30, 2010
Institutional Class	June 30, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Ten Largest Holdings (% of Total Net Assets)
iShares iBoxx $ High Yield Corporate Bond ETF	21.3%
Guggenheim Strategy Fund II	11.7%
Guggenheim Strategy Fund I	11.6%
Lloyds Banking Group plc	0.5%
Valeant Pharmaceuticals International, Inc.	0.4%
General Motors Co.	0.3%
Royal Bank of Scotland Group plc	0.3%
Williams Companies, Inc.	0.2%
American Airlines Group, Inc.	0.2%
Delta Air Lines, Inc.	0.2%
Top Ten Total	46.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

22 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	Since Inception (06/30/10)
A-Class Shares	-1.18%	6.22%
A-Class Shares with sales charge†	-5.88%	5.13%
C-Class Shares	-1.92%	5.40%
C-Class Shares with CDSC‡	-2.85%	5.40%
H-Class Shares	-1.18%	6.22%
Institutional Class Shares	-0.96%	6.48%
Credit Suisse Event Driven Liquid Index	-1.02%	7.50%
S&P 500 Index	12.73%	18.26%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Event Driven Liquid Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS	March 31, 2015
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 15.5%

CONSUMER, CYCLICAL - 3.3%
General Motors Co.	880	$32,999
American Airlines Group, Inc.	380	20,056
Delta Air Lines, Inc.	440	19,782
Hilton Worldwide Holdings, Inc.*	530	15,698
L Brands, Inc.	160	15,086
United Continental Holdings, Inc.*	200	13,450
Royal Caribbean Cruises Ltd.	120	9,822
Best Buy Company, Inc.	190	7,180
Hanesbrands, Inc.	200	6,702
Wynn Resorts Ltd.	50	6,294
TRW Automotive Holdings Corp.*	60	6,290
Norwegian Cruise Line Holdings Ltd.*	110	5,941
Lennar Corp. — Class A	110	5,699
DR Horton, Inc.	200	5,696
Signet Jewelers Ltd.	40	5,552
MGM Resorts International*	250	5,258
Foot Locker, Inc.	80	5,040
Jarden Corp.*	95	5,026
Darden Restaurants, Inc.	70	4,854
Rite Aid Corp.*	540	4,693
PulteGroup, Inc.	200	4,446
Lear Corp.	40	4,433
PVH Corp.	40	4,262
LKQ Corp.*	160	4,089
Goodyear Tire & Rubber Co.	140	3,791
Toll Brothers, Inc.*	90	3,540
HD Supply Holdings, Inc.*	110	3,427
Allison Transmission Holdings, Inc.	90	2,875
Carter’s, Inc.	30	2,774
Sally Beauty Holdings, Inc.*	80	2,750
Dillard’s, Inc. — Class A	20	2,730
Cinemark Holdings, Inc.	60	2,704
Office Depot, Inc.*	290	2,668
Penske Automotive Group, Inc.	50	2,575
Brunswick Corp.	50	2,573
Six Flags Entertainment Corp.	50	2,421
GameStop Corp. — Class A	60	2,278
Gaming and Leisure Properties, Inc.	60	2,212
Wendy’s Co.	190	2,071
Sears Holdings Corp.*	50	2,069
Vail Resorts, Inc.	20	2,068
Scotts Miracle-Gro Co. — Class A	30	2,015
Allegiant Travel Co. — Class A	10	1,923
Choice Hotels International, Inc.	30	1,922
Dana Holding Corp.	90	1,904
Brinker International, Inc.	30	1,847
Regal Entertainment Group — Class A	80	1,827
AMC Entertainment Holdings, Inc. — Class A	50	1,775
CST Brands, Inc.	40	1,753
Tempur Sealy International, Inc.*	30	1,732
Tenneco, Inc.*	30	1,723
Cedar Fair, LP	30	1,722
Wolverine World Wide, Inc.	50	1,673
Asbury Automotive Group, Inc.*	20	1,662
Men’s Wearhouse, Inc.	30	1,566
Ryland Group, Inc.	30	1,462
Taylor Morrison Home Corp. — Class A*	70	1,460
WESCO International, Inc.*	20	1,398
TRI Pointe Homes, Inc.*	90	1,389
Standard Pacific Corp.*	150	1,350
JC Penney Company, Inc.*	160	1,346
Cooper Tire & Rubber Co.	30	1,285
DreamWorks Animation SKG, Inc. — Class A*	50	1,210
Navistar International Corp.*	40	1,180
Churchill Downs, Inc.	10	1,150
Pinnacle Entertainment, Inc.*	30	1,083
American Axle & Manufacturing Holdings, Inc.*	40	1,033
Ferrellgas Partners, LP	40	975
Meritage Homes Corp.*	20	973
First Cash Financial Services, Inc.*	20	930
Group 1 Automotive, Inc.	10	863
MDC Holdings, Inc.	30	855
Mobile Mini, Inc.	20	853
Boyd Gaming Corp.*	60	852
KB Home	50	781
Sonic Automotive, Inc. — Class A	30	747
Outerwall, Inc.	10	661
Brown Shoe Company, Inc.	20	656
Meritor, Inc.*	50	630
Penn National Gaming, Inc.*	40	626
Conn’s, Inc.*	20	606
Scientific Games Corp. — Class A*	50	524
William Lyon Homes — Class A*	20	516
H&E Equipment Services, Inc.	20	500
Perry Ellis International, Inc.*	20	463
National CineMedia, Inc.	30	453
Gol Linhas Aereas Inteligentes S.A. ADR*	160	389
Carmike Cinemas, Inc.*	10	336
Hovnanian Enterprises, Inc. — Class A*	80	285
Isle of Capri Casinos, Inc.*	20	281
Titan International, Inc.	30	281
WCI Communities, Inc.*	10	240
M/I Homes, Inc.*	10	238
Ruby Tuesday, Inc.*	30	180
Beazer Homes USA, Inc.*	10	177
Quiksilver, Inc.*	90	167
Christopher & Banks Corp.*	20	111
Bon-Ton Stores, Inc.	10	70
Total Consumer, Cyclical		320,483

CONSUMER, NON-CYCLICAL - 2.5%
Valeant Pharmaceuticals International, Inc.*	180	35,751
HCA Holdings, Inc.*	220	16,550
Fresenius Medical Care AG & Company KGaA ADR	330	13,678

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

Constellation Brands, Inc. — Class A*	100	$11,621
DaVita HealthCare Partners, Inc.*	120	9,754
ConAgra Foods, Inc.	240	8,767
Hospira, Inc.*	90	7,906
Mallinckrodt plc*	60	7,599
Endo International plc*	80	7,176
Grifols S.A. ADR	200	6,562
Catamaran Corp.*	110	6,550
Universal Health Services, Inc. — Class B	50	5,886
Hertz Global Holdings, Inc.*	240	5,203
Salix Pharmaceuticals Ltd.*	30	5,184
Hologic, Inc.*	150	4,954
United Rentals, Inc.*	50	4,558
Centene Corp.*	60	4,241
WhiteWave Foods Co. — Class A*	90	3,990
Omnicare, Inc.	50	3,853
ADT Corp.	90	3,737
Avis Budget Group, Inc.*	60	3,541
Community Health Systems, Inc.*	60	3,137
Service Corporation International	110	2,866
Live Nation Entertainment, Inc.*	110	2,774
Spectrum Brands Holdings, Inc.	30	2,687
Tenet Healthcare Corp.*	50	2,476
Pinnacle Foods, Inc.	60	2,449
Health Net, Inc.*	40	2,420
Teleflex, Inc.	20	2,416
ServiceMaster Global Holdings, Inc.*	70	2,363
HealthSouth Corp.	50	2,218
Acadia Healthcare Company, Inc.*	30	2,148
WEX, Inc.*	20	2,147
Deluxe Corp.	30	2,079
Alere, Inc.*	40	1,956
RR Donnelley & Sons Co.	100	1,919
Amsurg Corp. — Class A*	30	1,846
Avon Products, Inc.	230	1,838
WellCare Health Plans, Inc.*	20	1,829
TreeHouse Foods, Inc.*	20	1,700
Sotheby’s	40	1,690
SUPERVALU, Inc.*	140	1,628
LifePoint Hospitals, Inc.*	20	1,469
Post Holdings, Inc.*	30	1,405
Owens & Minor, Inc.	40	1,354
Vector Group Ltd.	60	1,318
Prestige Brands Holdings, Inc.*	30	1,287
Darling Ingredients, Inc.*	90	1,261
Revlon, Inc. — Class A*	30	1,236
Kindred Healthcare, Inc.	47	1,118
Select Medical Holdings Corp.	70	1,038
B&G Foods, Inc.	30	883
ExamWorks Group, Inc.*	20	832
Dean Foods Co.	50	827
Rent-A-Center, Inc.	30	823
Cardtronics, Inc.*	20	752
FTI Consulting, Inc.*	20	749
Multi-Color Corp.	10	693
Quad/Graphics, Inc.	30	689
Diamond Foods, Inc.*	20	651
Stonemor Partners, LP	20	576
ACCO Brands Corp.*	60	499
Ingles Markets, Inc. — Class A	10	495
Cott Corp.	50	469
Hanger, Inc.*	20	454
Elizabeth Arden, Inc.*	20	312
SFX Entertainment, Inc.*	50	205
Great Lakes Dredge & Dock Corp.*	30	180
BioScrip, Inc.*	40	177
Total Consumer, Non-cyclical		245,399

FINANCIAL - 2.2%
Lloyds Banking Group plc ADR*	9,330	43,570
Royal Bank of Scotland Group plc ADR*	3,030	30,573
Crown Castle International Corp.	180	14,856
Discover Financial Services	250	14,088
Regions Financial Corp.	740	6,993
CBRE Group, Inc. — Class A*	180	6,968
SL Green Realty Corp.	50	6,419
Icahn Enterprises, LP	70	6,276
AerCap Holdings N.V.*	110	4,802
Unum Group	140	4,723
Navient Corp.	230	4,676
E*TRADE Financial Corp.*	160	4,569
CIT Group, Inc.	100	4,512
Iron Mountain, Inc.	110	4,013
Lazard Ltd. — Class A	70	3,681
Realogy Holdings Corp.*	80	3,638
Howard Hughes Corp.*	20	3,100
Lamar Advertising Co. — Class A	50	2,963
Omega Healthcare Investors, Inc.	70	2,840
Corrections Corporation of America	60	2,416
American Capital Ltd.*	150	2,219
Popular, Inc.*	60	2,063
Synovus Financial Corp.	70	1,961
Credit Acceptance Corp.*	10	1,950
CNO Financial Group, Inc.	110	1,894
First Horizon National Corp.	130	1,858
Ryman Hospitality Properties, Inc.	30	1,828
CoreLogic, Inc.*	50	1,763
GEO Group, Inc.	40	1,750
First Niagara Financial Group, Inc.	190	1,680
Radian Group, Inc.	100	1,679
Medical Properties Trust, Inc.	110	1,621
Hanover Insurance Group, Inc.	20	1,452
DuPont Fabros Technology, Inc.	40	1,307
Kennedy-Wilson Holdings, Inc.	50	1,307
Nationstar Mortgage Holdings, Inc.*	50	1,239
American Equity Investment Life Holding Co.	40	1,165

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

Ladder Capital Corp. — Class A*	60	$1,111
Aviv REIT, Inc.	30	1,095
Sabra Health Care REIT, Inc.	30	995
Aircastle Ltd.	40	898
Potlatch Corp.	20	801
KCG Holdings, Inc. — Class A*	60	736
QTS Realty Trust, Inc. — Class A	20	728
PHH Corp.*	30	725
FelCor Lodging Trust, Inc.	60	689
iStar Financial, Inc.*	50	650
CyrusOne, Inc.	20	622
GFI Group, Inc.	70	415
Ladenburg Thalmann Financial Services, Inc.*	100	386
Walter Investment Management Corp.*	20	323
Forestar Group, Inc.*	20	315
Fly Leasing Ltd. ADR	20	291
Total Financial		215,192

COMMUNICATIONS - 2.0%
DISH Network Corp. — Class A*	250	17,514
Nokia Oyj ADR	1,980	15,009
T-Mobile US, Inc.*	440	13,944
Netflix, Inc.*	30	12,500
Charter Communications, Inc. — Class A*	60	11,587
Sirius XM Holdings, Inc.*	2,950	11,269
CenturyLink, Inc.	320	11,056
Level 3 Communications, Inc.*	180	9,691
Nielsen N.V.	200	8,914
Liberty Interactive Corp. — Class A*	260	7,589
Equinix, Inc.	30	6,986
Expedia, Inc.	70	6,589
Alcatel-Lucent ADR*	1,510	5,632
Interpublic Group of Companies, Inc.	220	4,866
Gannett Company, Inc.	120	4,450
VeriSign, Inc.*	60	4,018
Frontier Communications Corp.	550	3,878
CDW Corp.	90	3,352
AMC Networks, Inc. — Class A*	40	3,065
CommScope Holding Company, Inc.*	100	2,854
Cablevision Systems Corp. — Class A	150	2,745
IAC/InterActiveCorp	40	2,699
EchoStar Corp. — Class A*	50	2,586
Starz — Class A*	60	2,065
j2 Global, Inc.	30	1,970
Clear Channel Outdoor Holdings, Inc. — Class A	180	1,822
United States Cellular Corp.*	50	1,786
West Corp.	50	1,686
Sinclair Broadcast Group, Inc. — Class A	50	1,571
Anixter International, Inc.*	20	1,523
DigitalGlobe, Inc.*	40	1,363
New York Times Co. — Class A	90	1,238
ViaSat, Inc.*	20	1,192
Nexstar Broadcasting Group, Inc. — Class A	20	1,144
Media General, Inc.*	68	1,121
MDC Partners, Inc. — Class A	30	851
NeuStar, Inc. — Class A*	30	739
Cogent Communications Holdings, Inc.	20	707
Bankrate, Inc.*	60	680
Consolidated Communications Holdings, Inc.	30	612
Gray Television, Inc.*	30	415
Cincinnati Bell, Inc.*	110	388
Cumulus Media, Inc. — Class A*	130	321
General Communication, Inc. — Class A*	20	315
EarthLink Holdings Corp.	50	222
McClatchy Co. — Class A*	50	92
Dex Media, Inc.*	10	42
Total Communications		196,658

ENERGY - 2.0%
Williams Companies, Inc.	410	20,783
Energy Transfer Equity, LP	290	18,374
Concho Resources, Inc.*	60	6,954
MarkWest Energy Partners, LP	100	6,610
Cimarex Energy Co.	50	5,754
Tesoro Corp.	60	5,477
Cheniere Energy Partners, LP	180	5,393
ONEOK, Inc.	110	5,306
Chesapeake Energy Corp.	360	5,098
Regency Energy Partners, LP	220	5,031
Antero Resources Corp.*	140	4,945
Range Resources Corp.	90	4,684
Targa Resources Partners, LP	89	3,691
CONSOL Energy, Inc.	120	3,346
Dresser-Rand Group, Inc.*	40	3,214
Whiting Petroleum Corp.*	88	2,719
Energen Corp.	40	2,640
Western Refining, Inc.	50	2,470
Newfield Exploration Co.*	70	2,456
NuStar Energy, LP	40	2,428
Genesis Energy, LP	50	2,350
Equities Midstream Partners, LP	30	2,330
Diamondback Energy, Inc.*	30	2,305
Gulfport Energy Corp.*	50	2,296
TerraForm Power, Inc. — Class A	60	2,191
Tesoro Logistics, LP	40	2,152
CVR Energy, Inc.	50	2,129
Boardwalk Pipeline Partners, LP	130	2,093
QEP Resources, Inc.	100	2,085
SM Energy Co.	40	2,067
Memorial Resource Development Corp.*	110	1,951
SemGroup Corp. — Class A	20	1,627
Crestwood Midstream Partners, LP	110	1,596
Rice Energy, Inc.*	70	1,523
Carrizo Oil & Gas, Inc.*	30	1,490
Murphy USA, Inc.*	20	1,447
Baytex Energy Corp.	90	1,422
Ultra Petroleum Corp.*	90	1,407
Denbury Resources, Inc.	190	1,385

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

Exterran Holdings, Inc.	40	$1,342
Suburban Propane Partners, LP	30	1,289
Northern Tier Energy, LP	50	1,267
WPX Energy, Inc.*	110	1,202
Bristow Group, Inc.	20	1,088
PDC Energy, Inc.*	20	1,081
Clayton Williams Energy, Inc.*	20	1,013
RSP Permian, Inc.*	40	1,008
Forum Energy Technologies, Inc.*	50	980
Summit Midstream Partners, LP	30	965
Calumet Specialty Products Partners, LP	40	962
Precision Drilling Corp.	150	951
Rose Rock Midstream, LP	20	950
Holly Energy Partners, LP	30	943
Laredo Petroleum, Inc.*	70	913
Atwood Oceanics, Inc.	30	843
Unit Corp.*	30	839
Memorial Production Partners, LP	50	811
Exterran Partners, LP	30	748
Bonanza Creek Energy, Inc.*	30	740
Peabody Energy Corp.	150	737
Oasis Petroleum, Inc.*	50	711
Vanguard Natural Resources LLC	50	699
SEACOR Holdings, Inc.*	10	697
LinnCo LLC	70	670
SunCoke Energy, Inc.	40	598
BreitBurn Energy Partners, LP	109	597
Rosetta Resources, Inc.*	30	511
McDermott International, Inc.*	130	499
Natural Resource Partners, LP	70	475
Ocean Rig UDW, Inc.	70	462
Stone Energy Corp.*	30	440
Pacific Drilling S.A.*	110	428
SunCoke Energy Partners, LP	20	426
SandRidge Energy, Inc.*	230	409
Legacy Reserves, LP	40	405
EV Energy Partners, LP	30	400
Sanchez Energy Corp.*	30	390
CSI Compressco, LP	20	385
Halcon Resources Corp.*	230	354
Atlas Resource Partners, LP	40	308
Magnum Hunter Resources Corp.*	110	294
EXCO Resources, Inc.	160	293
Jones Energy, Inc. — Class A*	30	269
Westmoreland Coal Co.*	10	268
Gulfmark Offshore, Inc. — Class A	20	261
Penn Virginia Corp.*	40	259
Bill Barrett Corp.*	30	249
Northern Oil and Gas, Inc.*	30	231
Parker Drilling Co.*	60	209
W&T Offshore, Inc.	40	204
Triangle Petroleum Corp.*	40	201
ION Geophysical Corp.*	90	195
Cloud Peak Energy, Inc.*	30	175
Pioneer Energy Services Corp.*	30	163
Key Energy Services, Inc.*	80	146
Basic Energy Services, Inc.*	20	139
Approach Resources, Inc.*	20	132
Seventy Seven Energy, Inc.*	30	125
Rex Energy Corp.*	30	112
Alpha Natural Resources, Inc.*,1	110	110
Comstock Resources, Inc.	30	107
Gastar Exploration, Inc.*	40	105
Arch Coal, Inc.*	100	100
PetroQuest Energy, Inc.*	40	92
Goodrich Petroleum Corp.*	20	71
Paragon Offshore plc	50	65
Swift Energy Co.*	20	43
Warren Resources, Inc.*	40	36
Walter Energy, Inc.	40	25
Resolute Energy Corp.*	40	23
Niska Gas Storage Partners LLC — Class U	10	18
Total Energy		188,475

INDUSTRIAL - 1.4%
SBA Communications Corp. — Class A*	70	8,197
TransDigm Group, Inc.	30	6,562
Vulcan Materials Co.	70	5,901
Martin Marietta Materials, Inc.	40	5,592
Sensata Technologies Holding N.V.*	90	5,171
Masco Corp.	190	5,073
Sealed Air Corp.	110	5,011
Ball Corp.	70	4,945
Huntington Ingalls Industries, Inc.	30	4,205
Flextronics International Ltd.*	310	3,929
Crown Holdings, Inc.*	70	3,781
Spirit AeroSystems Holdings, Inc. — Class A*	70	3,655
Trinity Industries, Inc.	80	2,842
Zebra Technologies Corp. — Class A*	30	2,721
Owens Corning	60	2,604
Graphic Packaging Holding Co.	170	2,472
AECOM*	80	2,465
Exelis, Inc.	100	2,436
Jabil Circuit, Inc.	100	2,338
Orbital ATK, Inc.	30	2,299
Esterline Technologies Corp.*	20	2,288
USG Corp.*	80	2,136
Owens-Illinois, Inc.*	90	2,099
Oshkosh Corp.	40	1,951
Belden, Inc.	20	1,871
Teekay Corp.	40	1,863
XPO Logistics, Inc.*	40	1,819
Triumph Group, Inc.	30	1,792
Nortek, Inc.*	20	1,765
Silgan Holdings, Inc.	30	1,744
Clean Harbors, Inc.*	30	1,703

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

SPX Corp.	20	$1,698
Abengoa S.A. ADR	90	1,631
Covanta Holding Corp.	70	1,570
Manitowoc Company, Inc.	70	1,509
Moog, Inc. — Class A*	20	1,501
Masonite International Corp.*	20	1,345
Terex Corp.	50	1,330
Louisiana-Pacific Corp.*	80	1,321
Greif, Inc. — Class A	30	1,178
Park-Ohio Holdings Corp.	20	1,053
Dycom Industries, Inc.*	20	977
Sanmina Corp.*	40	968
Hillenbrand, Inc.	30	926
MasTec, Inc.*	40	772
Boise Cascade Co.*	20	749
Headwaters, Inc.*	40	734
Actuant Corp. — Class A	30	712
Martin Midstream Partners, LP	20	709
Tutor Perini Corp.*	30	701
GenCorp, Inc.*	30	696
NCI Building Systems, Inc.*	40	691
Harsco Corp.	40	690
EnPro Industries, Inc.	10	660
AAR Corp.	20	614
Griffon Corp.	30	523
Ply Gem Holdings, Inc.*	40	520
Ducommun, Inc.*	20	518
General Cable Corp.	30	517
LSB Industries, Inc.*	10	413
Briggs & Stratton Corp.	20	411
Hornbeck Offshore Services, Inc.*	20	376
Builders FirstSource, Inc.*	50	334
Gibraltar Industries, Inc.*	20	328
GrafTech International Ltd.*	80	311
Navios Maritime Acquisition Corp.	80	283
Columbus McKinnon Corp.	10	269
Navios Maritime Holdings, Inc.	60	251
Era Group, Inc.*	10	208
Kratos Defense & Security Solutions, Inc.*	30	166
Quality Distribution, Inc.*	10	103
CHC Group Ltd.*	40	53
AM Castle & Co.*	10	37
Total Industrial		133,586

TECHNOLOGY - 0.7%
Micron Technology, Inc.*	570	15,463
NXP Semiconductor N.V.*	120	12,043
Activision Blizzard, Inc.	380	8,636
Freescale Semiconductor Ltd.*	170	6,929
IHS, Inc. — Class A*	40	4,551
Open Text Corp.	70	3,702
MSCI, Inc. — Class A	60	3,679
Brocade Communications Systems, Inc.	230	2,729
NCR Corp.*	90	2,656
Nuance Communications, Inc.*	180	2,583
Solera Holdings, Inc.	40	2,066
IGATE Corp.*	40	1,706
ACI Worldwide, Inc.*	60	1,300
Amkor Technology, Inc.*	130	1,149
Entegris, Inc.*	70	959
MedAssets, Inc.*	40	753
Unisys Corp.*	30	696
Magnachip Semiconductor Corp.*	20	109
Total Technology		71,709

BASIC MATERIALS - 0.7%
Alcoa, Inc.	650	8,398
ArcelorMittal1	890	8,384
Ashland, Inc.	40	5,091
Celanese Corp. — Class A	80	4,468
WR Grace & Co.*	40	3,955
Huntsman Corp.	140	3,104
Steel Dynamics, Inc.	130	2,613
Platform Specialty Products Corp.*	100	2,566
United States Steel Corp.	80	1,952
Axiall Corp.	40	1,878
PolyOne Corp.	50	1,868
Compass Minerals International, Inc.	20	1,864
Eldorado Gold Corp.	360	1,653
Chemtura Corp.*	50	1,365
Olin Corp.	40	1,282
Neenah Paper, Inc.	20	1,250
Tronox Ltd. — Class A	60	1,220
Constellium N.V. — Class A*	60	1,219
Commercial Metals Co.	60	971
New Gold, Inc.*	280	949
Resolute Forest Products, Inc.*	50	863
Kaiser Aluminum Corp.	10	769
Century Aluminum Co.*	50	690
Clearwater Paper Corp.*	10	653
Hecla Mining Co.	200	596
PH Glatfelter Co.	20	551
Mercer International, Inc.*	30	461
AK Steel Holding Corp.*	100	447
Kraton Performance Polymers, Inc.*	20	404
AuRico Gold, Inc.	140	388
Cliffs Natural Resources, Inc.	80	385
Horsehead Holding Corp.*	30	380
IAMGOLD Corp.*	190	355
Rentech Nitrogen Partners, LP	20	301
Coeur Mining, Inc.*	60	283
Koppers Holdings, Inc.	10	197
Thompson Creek Metals Company, Inc.*	110	145
Ryerson Holding Corp.*	20	127
Noranda Aluminum Holding Corp.	40	119
Total Basic Materials		64,164

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2015
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

UTILITIES - 0.6%
Exelon Corp.	460	$15,460
Eversource Energy	170	8,588
FirstEnergy Corp.	230	8,064
AES Corp.	380	4,883
Calpine Corp.*	200	4,574
NRG Energy, Inc.	180	4,534
AmeriGas Partners, LP	50	2,387
Dynegy, Inc.*	70	2,200
NRG Yield, Inc. — Class A	40	2,029
NGL Energy Partners, LP	50	1,312
Global Partners, LP	20	696
Atlantic Power Corp.	60	169
Total Utilities		54,896

DIVERSIFIED - 0.1%
Leucadia National Corp.	200	4,458
HRG Group, Inc.*	110	1,373
Total Diversified		5,831

Total Common Stocks
(Cost $1,412,603)		1,496,393

EXCHANGE-TRADED FUNDS† - 21.3%
iShares iBoxx $ High Yield Corporate Bond ETF	22,700	2,056,847
Total Exchange-Traded Funds
(Cost $1,984,813)		2,056,847

MUTUAL FUNDS†,2 - 23.2%
Guggenheim Strategy Fund II	45,233	1,126,742
Guggenheim Strategy Fund I	44,935	1,118,885
Total Mutual Funds
(Cost $2,251,121)		2,245,627

	Face Amount

REPURCHASE AGREEMENTS††,3 - 28.8%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$2,182,160	2,182,160
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	333,480	333,480
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	267,673	267,673
Total Repurchase Agreements
(Cost $2,783,313)		2,783,313

SECURITIES LENDING COLLATERAL††,4 - 0.0%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	2,656	2,656
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	914	914
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	471	471
Total Securities Lending Collateral
(Cost $4,041)		4,041

Total Investments - 88.8%
(Cost $8,435,891)		$8,586,221
Other Assets & Liabilities, net - 11.2%		1,078,233
Total Net Assets - 100.0%		$9,664,454

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Contracts	Unrealized Gain (Loss)

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2015 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $5,649,547)	47	$32,784

EQUITY FUTURES CONTRACTS PURCHASED†
June 2015 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $749,520)	6	$23,371

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse International, LLC June 2015 Credit Suisse Merger Arbitrage Liquid Index Swap, Terminating 06/19/155 (Notional Value $3,581,682)	3,278	$(2,040)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS PROTECTION SOLD††,6
Index	Counterparty	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Paid	Unrealized Appreciation
CDX.HY-23 Index	Barclays Bank plc	5.00%	06/20/20	$ 1,900,000	$ (2,034,212)	$ 127,784	$ 6,428
CDX.HY-23 Index	Goldman Sachs International	5.00%	06/20/20	4,600,000	(4,924,936)	313,734	11,202

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
3	Repurchase Agreements — See Note 5.
4	Securities lending collateral — See Note 6.
5	Total Return based on Credit Suisse Merger Arbitrage Liquid Index +/- financing at a variable rate.
6	Credit Default Swaps — See Note 7.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $3,868 of securities loaned (cost $5,648,537)	$5,798,867
Repurchase agreements, at value (cost $2,787,354)	2,787,354
Total investments (cost $8,435,891)	8,586,221
Foreign currency, at value (cost $1)	1
Segregated cash with broker	790,241
Unamortized upfront premiums paid on credit default swaps	441,518
Unrealized appreciation on swap agreements	17,630
Receivables:
Fund shares sold	57,882
Protection fees on credit default swaps	10,836
Variation margin	7,740
Dividends	3,578
Investment adviser	291
Securities lending income	3
Total assets	9,915,941

Liabilities:
Segregated cash due to broker	137,913
Unrealized depreciation on swap agreements	2,040
Payable for:
Fund shares redeemed	79,970
Management fees	7,076
Return of securities loaned	4,100
Securities purchased	2,735
Distribution and service fees	1,966
Transfer agent and administrative fees	1,966
Portfolio accounting fees	786
Miscellaneous	12,935
Total liabilities	251,487
Commitments and contingent liabilities (Note 15)	—
Net assets	$9,664,454

Net assets consist of:
Paid in capital	$9,954,072
Undistributed net investment income	121,207
Accumulated net realized loss on investments	(632,900)
Net unrealized appreciation on investments	222,075
Net assets	$9,664,454

A-Class:
Net assets	$1,370,896
Capital shares outstanding	51,118
Net asset value per share	$26.82
Maximum offering price per share (Net asset value divided by 95.25%)	$28.16

C-Class:
Net assets	$1,230,245
Capital shares outstanding	47,799
Net asset value per share	$25.74

H-Class:
Net assets	$3,317,805
Capital shares outstanding	123,711
Net asset value per share	$26.82

Institutional Class:
Net assets	$3,745,508
Capital shares outstanding	137,842
Net asset value per share	$27.17

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $46)	$106,572
Income from securities lending, net	1,052
Interest	677
Total investment income	108,301

Expenses:
Management fees	107,721
Transfer agent and administrative fees	29,922
Distribution and service fees:
A-Class	7,284
C-Class	13,220
H-Class	12,608
Portfolio accounting fees	11,969
Licensing fees	41,891
Custodian fees	1,512
Trustees’ fees*	947
Line of credit fees	127
Miscellaneous	15,771
Total expenses	242,972
Less:
Expenses waived by Adviser	(12,120)
Net expenses	230,852
Net investment loss	(122,551)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(36,230)
Swap agreements	(533,658)
Futures contracts	109,950
Net realized loss	(459,938)
Net change in unrealized appreciation (depreciation) on:
Investments	150,330
Swap agreements	40,698
Futures contracts	126,950
Net change in unrealized appreciation (depreciation)	317,978
Net realized and unrealized loss	(141,960)
Net decrease in net assets resulting from operations	$(264,511)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(122,551)	$(198,852)
Net realized gain (loss) on investments	(459,938)	1,377,099
Net change in unrealized appreciation (depreciation) on investments	317,978	(170,825)
Net increase (decrease) in net assets resulting from operations	(264,511)	1,007,422

Distributions to shareholders from:
Net investment income
A-Class	(3,504)	—
C-Class	(3,120)	—
H-Class	(7,993)	—
Institutional Class	(7,317)	—
Net realized gains
A-Class	(66,854)	(170,099)
C-Class	(59,527)	(44,651)
H-Class	(152,483)	(394,614)
Institutional Class	(139,593)	(60,484)
Total distributions to shareholders	(440,391)	(669,848)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,380,986	3,375,449
C-Class	524,109	843,617
H-Class	2,315,469	2,523,264
Institutional Class	3,241,410	256,708
Distributions reinvested
A-Class	58,305	163,722
C-Class	61,687	44,596
H-Class	157,641	389,688
Institutional Class	146,099	59,898
Cost of shares redeemed
A-Class	(5,215,772)	(1,418,770)
C-Class	(517,330)	(690,580)
H-Class	(5,658,844)	(2,423,769)
Institutional Class	(465,399)	(263,890)
Net increase (decrease) from capital share transactions	(2,971,639)	2,859,933
Net increase (decrease) in net assets	(3,676,541)	3,197,507

Net assets:
Beginning of year	13,340,995	10,143,488
End of year	$9,664,454	$13,340,995
Undistributed net investment income at end of year	$121,207	$21,935

Capital share activity:
Shares sold
A-Class	85,090	119,577
C-Class	19,302	30,556
H-Class	83,244	89,167
Institutional Class	115,101	8,974
Shares issued from reinvestment of distributions
A-Class	2,286	5,879
C-Class	2,515	1,649
H-Class	6,180	13,992
Institutional Class	5,658	2,130
Shares redeemed
A-Class	(187,661)	(49,520)
C-Class	(19,532)	(25,215)
H-Class	(205,278)	(86,131)
Institutional Class	(16,890)	(9,210)
Net increase (decrease) in shares	(109,985)	101,848

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$28.42	$27.56	$25.37	$26.86	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.31)	(.49)	(.21)	(.37)	(.33)
Net gain (loss) on investments (realized and unrealized)	(.09)	3.09	2.40	(.36)	4.27
Total from investment operations	(.40)	2.60	2.19	(.73)	3.94
Less distributions from:
Net investment income	(.06)	—	—	—	—
Net realized gains	(1.14)	(1.74)	—	(.76)	(2.08)
Total distributions	(1.20)	(1.74)	—	(.76)	(2.08)
Net asset value, end of period	$26.82	$28.42	$27.56	$25.37	$26.86

Total Return[c]	(1.18%)	9.58%	8.63%	(2.60%)	16.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,371	$4,303	$2,080	$2,595	$11,591
Ratios to average net assets:
Net investment income (loss)	(1.10%)	(1.73%)	(0.80%)	(1.43%)	(1.65%)
Total expenses[d]	2.01%	2.02%	2.03%	1.93%	2.03%
Net expenses[e]	1.90%	1.90%	1.91%	1.85%	1.89%
Portfolio turnover rate	107%	161%	228%	513%	—

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$27.53	$26.95	$24.99	$26.67	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.45)	(.67)	(.43)	(.52)	(.48)
Net gain (loss) on investments (realized and unrealized)	(.14)	2.99	2.39	(.40)	4.23
Total from investment operations	(.59)	2.32	1.96	(.92)	3.75
Less distributions from:
Net investment income	(.06)	—	—	—	—
Net realized gains	(1.14)	(1.74)	—	(.76)	(2.08)
Total distributions	(1.20)	(1.74)	—	(.76)	(2.08)
Net asset value, end of period	$25.74	$27.53	$26.95	$24.99	$26.67

Total Return[c]	(1.92%)	8.74%	7.89%	(3.38%)	15.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,230	$1,253	$1,038	$1,022	$1,363
Ratios to average net assets:
Net investment income (loss)	(1.68%)	(2.45%)	(1.67%)	(2.04%)	(2.42%)
Total expenses[d]	2.75%	2.77%	2.79%	2.66%	2.79%
Net expenses[e]	2.65%	2.65%	2.66%	2.60%	2.65%
Portfolio turnover rate	107%	161%	228%	513%	—

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$28.42	$27.57	$25.37	$26.86	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.29)	(.49)	(.23)	(.34)	(.33)
Net gain (loss) on investments (realized and unrealized)	(.11)	3.08	2.43	(.39)	4.27
Total from investment operations	(.40)	2.59	2.20	(.73)	3.94
Less distributions from:
Net investment income	(.06)	—	—	—	—
Net realized gains	(1.14)	(1.74)	—	(.76)	(2.08)
Total distributions	(1.20)	(1.74)	—	(.76)	(2.08)
Net asset value, end of period	$26.82	$28.42	$27.57	$25.37	$26.86

Total Return[c]	(1.18%)	9.54%	8.67%	(2.60%)	16.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,318	$6,809	$6,134	$6,183	$8,886
Ratios to average net assets:
Net investment income (loss)	(1.05%)	(1.72%)	(0.88%)	(1.33%)	(1.67%)
Total expenses[d]	2.01%	2.02%	2.03%	1.91%	2.04%
Net expenses[e]	1.90%	1.90%	1.91%	1.85%	1.90%
Portfolio turnover rate	107%	161%	228%	513%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$28.71	$27.76	$25.49	$26.91	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	(.42)	(.19)	(.23)	(.27)
Net gain (loss) on investments (realized and unrealized)	(.18)	3.11	2.46	(.43)	4.26
Total from investment operations	(.34)	2.69	2.27	(.66)	3.99
Less distributions from:
Net investment income	(.06)	—	—	—	—
Net realized gains	(1.14)	(1.74)	—	(.76)	(2.08)
Total distributions	(1.20)	(1.74)	—	(.76)	(2.08)
Net asset value, end of period	$27.17	$28.71	$27.76	$25.49	$26.91

Total Return[c]	(0.96%)	9.84%	8.91%	(2.34%)	16.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,746	$975	$891	$329	$59
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(1.46%)	(0.70%)	(0.90%)	(1.42%)
Total expenses[d]	1.75%	1.77%	1.80%	1.61%	1.79%
Net expenses[e]	1.65%	1.65%	1.67%	1.58%	1.65%
Portfolio turnover rate	107%	161%	228%	513%	—

[a]	Since commencement of operations: June 30, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2015, Emerging Markets 2x Strategy Fund H-Class returned -8.71%, while the BNY Mellon Emerging Markets 50 ADR Index returned -1.95% over the same period. For comparison, the S&P 500 Index returned 12.73%.

For the period, Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

For the period, the sectors contributing most to the performance of the underlying index were Information Technology and Telecommunications Services. Sectors that detracted most from performance of the underlying index were Energy and Materials.

The holdings contributing most to the performance of the underlying index for the period were China Mobile Ltd. ADR, Taiwan Semiconductor Manufacturing Company Ltd. ADR, and Baidu, Inc. ADR. The holdings detracting most from return were Vale S.A. ADR, Petroleo Braileiro S.A. Pref ADR, and Vale S.A. Pref ADR.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

COUNTRY DIVERSIFICATION

At March 31, 2015, the investment diversification of the Fund by country was as follows:

Country	% of Common Stocks	Value
Brazil	18%	$249,303
Cayman Islands	14%	198,081
Taiwan, Province of China	14%	197,050
Hong Kong	12%	166,607
India	10%	146,034
China	10%	140,651
Republic of Korea	9%	124,016
Other	13%	197,102
Total Common Stocks	100%	$1,418,844

The chart above reflects percentages of the value of common stocks.

Ten Largest Holdings (% of Total Net Assets)
Taiwan Semiconductor Manufacturing Company Ltd. ADR	3.8%
China Mobile Ltd. ADR	3.1%
Baidu, Inc. ADR	2.5%
America Movil SAB de C.V. — Class L ADR	1.5%
Infosys Ltd. ADR	1.5%
China Life Insurance Company Ltd. ADR	1.4%
Alibaba Group Holding Ltd. ADR	1.3%
Itau Unibanco Holding S.A. ADR	1.3%
Ambev S.A. ADR	1.1%
HDFC Bank Ltd. ADR	1.0%
Top Ten Total	18.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	Since Inception (10/29/10)
A-Class Shares	-8.72%	-13.67%
A-Class Shares with sales charge†	-13.05%	-14.62%
C-Class Shares	-9.32%	-14.03%
C-Class Shares with CDSC‡	-10.23%	-14.03%
H-Class Shares	-8.71%	-13.64%
BNY Mellon Emerging Markets 50 ADR Index	-1.95%	-3.51%
S&P 500 Index	12.73%	15.91%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

38 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 37.3%

COMMUNICATIONS - 12.4%
China Mobile Ltd. ADR	1,811	$117,768
Baidu, Inc. ADR*	449	93,572
America Movil SAB de C.V. — Class L ADR	2,878	58,884
Alibaba Group Holding Ltd. ADR*	608	50,610
Grupo Televisa SAB ADR*	711	23,470
Chunghwa Telecom Company Ltd. ADR	625	20,044
Telekomunikasi Indonesia Persero Tbk PT ADR	406	17,677
SK Telecom Company Ltd. ADR	586	15,945
China Telecom Corporation Ltd. ADR	228	14,670
JD.com, Inc. ADR*	490	14,396
Vipshop Holdings Ltd. ADR*	465	13,690
Ctrip.com International Ltd. ADR*	223	13,072
China Unicom Hong Kong Ltd. ADR	747	11,399
Philippine Long Distance Telephone Co. ADR	120	7,499
Total Communications		472,696

TECHNOLOGY - 6.8%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	6,141	144,191
Infosys Ltd. ADR	1,586	55,637
Advanced Semiconductor Engineering, Inc. ADR	2,067	14,882
Wipro Ltd. ADR	966	12,867
NetEase, Inc. ADR	121	12,741
United Microelectronics Corp. ADR	3,913	9,548
Siliconware Precision Industries Company Ltd. ADR1	1,025	8,385
Total Technology		258,251

FINANCIAL - 6.8%
China Life Insurance Company Ltd. ADR	816	53,921
Itau Unibanco Holding S.A. ADR	4,541	50,223
HDFC Bank Ltd. ADR	673	39,633
Banco Bradesco S.A. ADR	4,152	38,531
Shinhan Financial Group Company Ltd. ADR	780	29,094
ICICI Bank Ltd. ADR	2,314	23,973
KB Financial Group, Inc. ADR	636	22,349
Total Financial		257,724

ENERGY - 4.8%
PetroChina Company Ltd. ADR	347	38,590
CNOOC Ltd. ADR	264	37,440
China Petroleum & Chemical Corp. ADR	420	33,470
Sasol Ltd. ADR	835	28,423
Petroleo Brasileiro S.A. Pref ADR	3,363	20,481
Petroleo Brasileiro S.A. ADR	2,448	14,712
YPF S.A. ADR	317	8,702
Total Energy		181,818

CONSUMER, NON-CYCLICAL - 2.4%
Ambev S.A. ADR	7,495	43,171
BRF S.A. ADR	1,091	21,580
Fomento Economico Mexicano SAB de CV ADR*	217	20,290
Cia Brasileira de Distribuicao ADR	272	8,111
Total Consumer, Non-cyclical		93,152

BASIC MATERIALS - 2.0%
POSCO ADR	528	28,860
Vale S.A. Pref ADR	3,334	16,170
Ultrapar Participacoes S.A. ADR	714	14,423
Vale S.A. ADR	2,434	13,752
Sociedad Quimica y Minera de Chile S.A. ADR	152	2,774
Total Basic Materials		75,979

INDUSTRIAL - 1.0%
Cemex SAB de CV ADR*	2,021	19,139
LG Display Company Ltd. ADR	730	10,446
Embraer S.A. ADR	265	8,149
Total Industrial		37,734

UTILITIES - 0.7%
Korea Electric Power Corp. ADR	845	17,322
Enersis S.A. ADR	630	10,244
Total Utilities		27,566

CONSUMER, CYCLICAL - 0.4%
Tata Motors Ltd. ADR	309	13,924

Total Common Stocks
(Cost $1,363,404)		1,418,844

	Face Amount

REPURCHASE AGREEMENTS††,2 - 60.8%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$1,814,807	1,814,807
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	277,341	277,341
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	222,612	222,612
Total Repurchase Agreements
(Cost $2,314,760)		2,314,760

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2015
EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,3 - 0.1%
Repurchase Agreements
HSBC Securities, Inc. issued 03/31/15 at 0.10% due 04/01/15	$2,834	$2,834
BNP Paribas Securities Corp. issued 03/31/15 at 0.10% due 04/01/15	975	975
Barclays Capital, Inc. issued 03/31/15 at 0.10% due 04/01/15	503	503
Total Securities Lending Collateral
(Cost $4,312)		4,312

Total Investments - 98.2%
(Cost $3,682,476)		$3,737,916
Other Assets & Liabilities, net - 1.8%		66,981
Total Net Assets - 100.0%		$3,804,897

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
June 2015 MSCI Emerging Markets Index Mini Futures Contracts (Aggregate Value of Contracts $145,860)	3	$(11)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2015 Bank of New York Mellon Emerging Markets 50 ADR Index Swap, Terminating 04/28/154 (Notional Value $6,079,045)	2,752	$71,525

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at March 31, 2015 — See Note 6.
2	Repurchase Agreements — See Note 5.
3	Securities lending collateral — See Note 6.
4	Total Return based on Bank of New York Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate.
ADR — American Depositary Receipt

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value - including $4,090 of securities loaned (cost $1,363,404)	$1,418,844
Repurchase agreements, at value (cost $2,319,072)	2,319,072
Total investments (cost $3,682,476)	3,737,916
Segregated cash with broker	2,579,858
Unrealized appreciation on swap agreements	71,525
Cash	462
Receivables:
Securities sold	4,990,676
Fund shares sold	1,249,996
Swap settlement	66,445
Variation margin	2,003
Dividends	1,065
Securities lending income	112
Interest	2
Total assets	12,700,060

Liabilities:
Payable for:
Fund shares redeemed	8,873,036
Return of securities loaned	4,375
Management fees	3,582
Distribution and service fees	1,428
Transfer agent and administrative fees	995
Portfolio accounting fees	597
Miscellaneous	11,150
Total liabilities	8,895,163
Commitments and contingent liabilities (Note 15)	—
Net assets	$3,804,897

Net assets consist of:
Paid in capital	$15,124,052
Undistributed net investment income	53,210
Accumulated net realized loss on investments	(11,499,319)
Net unrealized appreciation on investments	126,954
Net assets	$3,804,897

A-Class:
Net assets	$381,544
Capital shares outstanding	6,307
Net asset value per share	$60.50
Maximum offering price per share (Net asset value divided by 95.25%)	$63.51

C-Class:
Net assets	$1,287,249
Capital shares outstanding	21,682
Net asset value per share	$59.37

H-Class:
Net assets	$2,136,104
Capital shares outstanding	35,244
Net asset value per share	$60.61

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $16,173)	$725,949
Income from securities lending, net	3,772
Interest	1,115
Total investment income	730,836

Expenses:
Management fees	332,566
Transfer agent and administrative fees	92,381
Distribution and service fees:
A-Class	1,887
C-Class	8,428
H-Class	88,389
Portfolio accounting fees	55,430
Custodian fees	4,418
Trustees’ fees*	2,724
Line of credit fees	734
Miscellaneous	67,373
Total expenses	654,330
Net investment income	76,506

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,894,928)
Swap agreements	(1,745,144)
Futures contracts	(1,439,020)
Net realized loss	(8,079,092)
Net change in unrealized appreciation (depreciation) on:
Investments	(206,972)
Swap agreements	(146,150)
Futures contracts	(11)
Net change in unrealized appreciation (depreciation)	(353,133)
Net realized and unrealized loss	(8,432,225)
Net decrease in net assets resulting from operations	$(8,355,719)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$76,506	$(34,514)
Net realized loss on investments	(8,079,092)	(1,947,172)
Net change in unrealized appreciation (depreciation) on investments	(353,133)	348,749
Net decrease in net assets resulting from operations	(8,355,719)	(1,632,937)

Capital share transactions:
Proceeds from sale of shares
A-Class	34,963,639	8,531,963
C-Class	43,038,252	34,714,451
H-Class	445,957,288	183,477,671
Cost of shares redeemed
A-Class	(35,480,152)	(7,561,718)
C-Class	(42,085,644)	(34,363,190)
H-Class	(440,104,061)	(179,596,460)
Net increase from capital share transactions	6,289,322	5,202,717
Net increase (decrease) in net assets	(2,066,397)	3,569,780

Net assets:
Beginning of year	5,871,294	2,301,514
End of year	$3,804,897	$5,871,294
Undistributed net investment income/(Accumulated net investment loss) at end of year	$53,210	$(23,296)

Capital share activity:
Shares sold
A-Class	525,431	126,244	*
C-Class	596,138	529,047	*
H-Class	6,042,313	2,825,051	*
Shares redeemed
A-Class	(530,350)	(116,456	)*
C-Class	(580,699)	(524,287	)*
H-Class	(6,078,169)	(2,782,209	)*
Net increase (decrease) in shares	(25,336)	57,390	*

*
Capital share activity for the year ended presented through February 21, 2014 has been restated to reflect a 1:5 reverse share split effective February 21, 2014. See Note 14 in Notes to Financial Statements.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[f]	Year Ended March 28, 2013[f]	Year Ended March 31, 2012[f]	Period Ended March 31, 2011[a,f]
Per Share Data
Net asset value, beginning of period	$66.27	$73.59	$87.40	$134.76	$125.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.37)	(.54)	(.35)	(—)[e]	(.65)
Net gain (loss) on investments (realized and unrealized)	(5.40)	(6.78)	(13.46)	(41.76)	10.41
Total from investment operations	(5.77)	(7.32)	(13.81)	(41.76)	9.76
Less distributions from:
Net realized gains	—	—	—	(5.60)	—
Total distributions	—	—	—	(5.60)	—
Net asset value, end of period	$60.50	$66.27	$73.59	$87.40	$134.76

Total Return[c]	(8.72%)	(9.96%)	(15.79%)	(30.00%)	7.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$382	$744	$106	$363	$992
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.82%)	(0.51%)	(0.01%)	(1.42%)
Total expenses	1.75%	1.81%	1.88%	1.77%	1.85%
Net expenses[d]	1.75%	1.76%	1.75%	1.69%	1.73%
Portfolio turnover rate	1,085%	1,412%	730%	883%	58%

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[f]	Year Ended March 28, 2013[f]	Year Ended March 31, 2012[f]	Period Ended March 31, 2011[a,f]
Per Share Data
Net asset value, beginning of period	$65.46	$72.92	$87.31	$134.13	$125.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.73)	(1.04)	(1.25)	(.90)	(1.55)
Net gain (loss) on investments (realized and unrealized)	(5.36)	(6.42)	(13.14)	(40.32)	10.68
Total from investment operations	(6.09)	(7.46)	(14.39)	(41.22)	9.13
Less distributions from:
Net realized gains	—	—	—	(5.60)	—
Total distributions	—	—	—	(5.60)	—
Net asset value, end of period	$59.37	$65.46	$72.92	$87.31	$134.13

Total Return[c]	(9.32%)	(10.21%)	(16.49%)	(29.75%)	7.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,287	$409	$108	$62	$726
Ratios to average net assets:
Net investment income (loss)	(0.99%)	(1.73%)	(1.61%)	(0.87%)	(1.98%)
Total expenses	2.48%	2.66%	2.59%	2.54%	2.60%
Net expenses[d]	2.48%	2.61%	2.46%	2.46%	2.49%
Portfolio turnover rate	1,085%	1,412%	730%	883%	58%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014[f]	Year Ended March 28, 2013[f]	Year Ended March 31, 2012[f]	Period Ended March 31, 2011[a,f]
Per Share Data
Net asset value, beginning of period	$66.37	$73.87	$87.74	$134.69	$125.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	(.34)	(.35)	(.35)	(.55)
Net gain (loss) on investments (realized and unrealized)	(5.96)	(7.16)	(13.52)	(41.00)	10.24
Total from investment operations	(5.76)	(7.50)	(13.87)	(41.35)	9.69
Less distributions from:
Net realized gains	—	—	—	(5.60)	—
Total distributions	—	—	—	(5.60)	—
Net asset value, end of period	$60.61	$66.37	$73.87	$87.74	$134.69

Total Return[c]	(8.71%)	(10.19%)	(15.78%)	(29.70%)	7.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,136	$4,719	$2,087	$4,713	$3,705
Ratios to average net assets:
Net investment income (loss)	0.25%	(0.51%)	(0.49%)	(0.37%)	(1.05%)
Total expenses	1.75%	1.80%	1.83%	1.77%	1.85%
Net expenses[d]	1.75%	1.74%	1.69%	1.69%	1.74%
Portfolio turnover rate	1,085%	1,412%	730%	883%	58%

[a]	Since commencement of operations: October 29, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Net investment loss is less than $0.01 per share.
[f]
Reverse share split — Per share amounts for the periods presented through February 21, 2014 have been restated to reflect a 1:5 reverse share split effective February 21, 2014. See Note 14 in Notes to Financial Statements.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2015, Inverse Emerging Markets 2x Strategy Fund H-Class returned -8.35%, while the BNY Mellon Emerging Markets 50 ADR Index returned -1.95% over the same period. For comparison, the S&P 500 Index returned 12.73%.

For the period, Inverse Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

For the period, the sectors contributing most to the performance of the underlying index were Information Technology and Telecommunications Services. Sectors that detracted most from performance of the underlying index were Energy and Materials.

The holdings contributing most to the performance of the underlying index for the period were China Mobile Ltd. ADR, Taiwan Semiconductor Manufacturing Company Ltd. ADR, and Baidu, Inc. ADR. The holdings detracting most from return were Vale S.A. ADR, Petroleo Braileiro S.A. Pref ADR, and Vale S.A. Pref ADR.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	Since Inception (10/29/10)
A-Class Shares	-7.96%	-8.50%
A-Class Shares with sales charge†	-12.31%	-9.51%
C-Class Shares	-8.78%	-7.92%
C-Class Shares with CDSC‡	-9.69%	-7.92%
H-Class Shares	-8.35%	-8.60%
BNY Mellon Emerging Markets 50 ADR Index	-1.95%	-3.51%
S&P 500 Index	12.73%	15.91%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

46 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2015
INVERSE EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,1 - 75.8%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$13,812,975	$13,812,975
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	2,110,916	2,110,916
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	1,694,357	1,694,357
Total Repurchase Agreements
(Cost $17,618,248)		17,618,248

Total Investments - 75.8%
(Cost $17,618,248)		$17,618,248
Other Assets & Liabilities, net - 24.2%		5,636,847
Total Net Assets - 100.0%		$23,255,095

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2015 MSCI Emerging Markets Index Mini Futures Contracts (Aggregate Value of Contracts $6,417,840)	132	$(106,907)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International April 2015 Bank of New York Mellon Emerging Markets 50 ADR Index Swap, Terminating 04/28/152 (Notional Value $40,064,274)	18,136	$(475,806)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Repurchase Agreements — See Note 5.
2	Total Return based on Bank of New York Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate.
ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Repurchase agreements, at value (cost $17,618,248)	$17,618,248
Segregated cash with broker	6,679,624
Receivables:
Fund shares sold	468,791
Variation margin	19,524
Interest	16
Total assets	24,786,203

Liabilities:
Unrealized depreciation on swap agreements	475,806
Payable for:
Fund shares redeemed	1,001,131
Swap settlement	33,280
Management fees	5,579
Distribution and service fees	1,999
Transfer agent and administrative fees	1,550
Portfolio accounting fees	930
Miscellaneous	10,833
Total liabilities	1,531,108
Commitments and contingent liabilities (Note 15)	—
Net assets	$23,255,095

Net assets consist of:
Paid in capital	$36,143,889
Accumulated net investment loss	(106,562)
Accumulated net realized loss on investments	(12,199,519)
Net unrealized depreciation on investments	(582,713)
Net assets	$23,255,095

A-Class:
Net assets	$61,979
Capital shares outstanding	3,673
Net asset value per share	$16.87
Maximum offering price per share (Net asset value divided by 95.25%)	$17.72

C-Class:
Net assets	$102,312
Capital shares outstanding	5,890
Net asset value per share	$17.37

H-Class:
Net assets	$23,090,804
Capital shares outstanding	1,374,488
Net asset value per share	$16.80

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Interest	$2,291
Total investment income	2,291

Expenses:
Management fees	108,972
Transfer agent and administrative fees	30,272
Distribution and service fees:
A-Class	2,179
C-Class	5,120
H-Class	26,815
Portfolio accounting fees	18,164
Custodian fees	1,453
Trustees’ fees*	759
Miscellaneous	19,717
Total expenses	213,451
Net investment loss	(211,160)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(6,830,122)
Futures contracts	204,831
Net realized loss	(6,625,291)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	182,167
Futures contracts	(107,821)
Net change in unrealized appreciation (depreciation)	74,346
Net realized and unrealized loss	(6,550,945)
Net decrease in net assets resulting from operations	$(6,762,105)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(211,160)	$(151,694)
Net realized loss on investments	(6,625,291)	(4,448,146)
Net change in unrealized appreciation (depreciation) on investments	74,346	(632,299)
Net decrease in net assets resulting from operations	(6,762,105)	(5,232,139)

Capital share transactions:
Proceeds from sale of shares
A-Class	11,215,785	8,057,592
C-Class	33,937,543	43,930,520
H-Class	297,810,126	163,931,981
Cost of shares redeemed
A-Class	(15,735,897)	(2,627,231)
C-Class	(34,133,165)	(43,874,699)
H-Class	(274,012,457)	(155,566,471)
Net increase from capital share transactions	19,081,935	13,851,692
Net increase in net assets	12,319,830	8,619,553

Net assets:
Beginning of year	10,935,265	2,315,712
End of year	$23,255,095	$10,935,265
Accumulated net investment loss at end of year	$(106,562)	$(108,307)

Capital share activity:
Shares sold
A-Class	737,908	380,799
C-Class	2,098,236	2,127,776
H-Class	18,525,000	8,074,671
Shares redeemed
A-Class	(999,205)	(129,267)
C-Class	(2,106,091)	(2,119,778)
H-Class	(17,467,759)	(7,858,474)
Net increase in shares	788,089	475,727

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$18.34	$19.23	$19.29	$21.15	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.29)	(.35)	(.33)	(.39)	(.16)
Net gain (loss) on investments (realized and unrealized)	(1.18)	(.54)	.27	(1.47)	(3.69)
Total from investment operations	(1.47)	(.89)	(.06)	(1.86)	(3.85)
Net asset value, end of period	$16.87	$18.34	$19.23	$19.29	$21.15

Total Return[c]	(7.96%)	(4.63%)	(0.26%)	(8.84%)	(15.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62	$4,859	$258	$8	$34
Ratios to average net assets:
Net investment income (loss)	(1.74%)	(1.74%)	(1.60%)	(1.66%)	(1.61%)
Total expenses	1.75%	1.78%	1.85%	1.78%	1.85%
Net expenses[d]	1.75%	1.75%	1.71%	1.69%	1.73%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$19.03	$20.07	$20.25	$21.33	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.39)	(.52)	(.49)	(.55)	(.25)
Net gain (loss) on investments (realized and unrealized)	(1.27)	(.52)	.31	(.53)	(3.42)
Total from investment operations	(1.66)	(1.04)	(.18)	(1.08)	(3.67)
Net asset value, end of period	$17.37	$19.03	$20.07	$20.25	$21.33

Total Return[c]	(8.78%)	(5.23%)	(0.84%)	(5.06%)[e]	(14.68%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$102	$262	$115	$1,261	$15
Ratios to average net assets:
Net investment income (loss)	(2.47%)	(2.44%)	(2.41%)	(2.41%)	(2.37%)
Total expenses	2.48%	2.48%	2.65%	2.53%	2.57%
Net expenses[d]	2.48%	2.46%	2.51%	2.44%	2.46%
Portfolio turnover rate	—	—	—	—	—

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$18.33	$19.22	$19.29	$21.15	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.28)	(.35)	(.33)	(.38)	(.16)
Net gain (loss) on investments (realized and unrealized)	(1.25)	(.54)	.26	(1.48)	(3.69)
Total from investment operations	(1.53)	(.89)	(.07)	(1.86)	(3.85)
Net asset value, end of period	$16.80	$18.33	$19.22	$19.29	$21.15

Total Return[c]	(8.35%)	(4.63%)	(0.36%)	(8.79%)	(15.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,091	$5,815	$1,942	$2,215	$2,892
Ratios to average net assets:
Net investment income (loss)	(1.71%)	(1.74%)	(1.56%)	(1.67%)	(1.63%)
Total expenses	1.73%	1.78%	1.82%	1.79%	1.85%
Net expenses[d]	1.73%	1.76%	1.68%	1.70%	1.74%
Portfolio turnover rate	—	—	—	—	—

[a]	Since commencement of operations: October 29, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]
Generally, the performance of the Fund’s C-Class shares will underperform the Fund’s H-Class shares and A-Class shares due to the C-Class shares’ higher expense ratio. However, the performance of the Fund’s C-Class shares is greater than that of the H-Class shares and A-Class shares due to the impact large redemptions of C-Class shares had on the expense accruals for C-Class shares. The effect of the expense accruals on the performance of the C-Class shares of the Fund was magnified by the small asset base of the C-Class shares.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2015

EMERGING MARKETS BOND STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Adviser.

The Emerging Markets Bond Fund H-Class returned -5.74% for the one-year period ended March 31, 2015. By comparison, the Bank of America Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index returned 5.59% over the same period.

Increased global instability over the past year led to increasing credit spreads across most countries, and in Argentina defaulted. Political tensions between Russia and Ukraine saw both of those countries credit default swap rates rise. The drop in oil prices affected the credit spreads of countries with a high dependency to oil revenues. As a result, Venezuela saw credit default spreads soar over the past year.

Derivatives in the Fund were used to help provide exposure to the emerging market bond market in the highest efficient manner, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 8, 2013
C-Class	October 8, 2013
H-Class	October 8, 2013

The Fund invests principally in derivative instruments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
PowerShares Emerging Markets Sovereign Debt Portfolio	11.0%
iShares JP Morgan USD Emerging Markets Bond ETF	10.9%
Total	21.9%

“Largest Holdings” exclude any temporary cash or derivative investments.

52 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2015

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2015

	1 Year	Since Inception (10/08/13)
A-Class Shares	-5.31%	-3.16%
A-Class Shares with sales charge†	-9.82%	-6.30%
C-Class Shares	-6.19%	-3.97%
C-Class Shares with CDSC‡	-6.99%	-3.97%
H-Class Shares	-5.74%	-3.40%
BofA ML U.S. Dollar Emerging Markets Sovereign Plus Index	5.59%	6.61%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA ML U.S. Dollar Emerging Markets Sovereign Plus Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS	March 31, 2015
EMERGING MARKETS BOND STRATEGY FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 21.9%
PowerShares Emerging Markets Sovereign Debt Portfolio	870	$24,726
iShares JP Morgan USD Emerging Markets Bond ETF	220	24,666
Total Exchange-Traded Funds
(Cost $48,802)		49,392

	Face Amount

REPURCHASE AGREEMENTS††,1 - 55.3%
HSBC Group issued 03/31/15 at 0.03% due 04/01/15	$97,763	97,763
RBC Capital Markets issued 03/31/15 at 0.05% due 04/01/15	14,940	14,940
UMB Financial Corp. issued 03/31/15 at 0.03% due 04/01/15	11,992	11,992
Total Repurchase Agreements
(Cost $124,695)		124,695

Total Investments - 77.2%
(Cost $173,497)		$174,087
Other Assets & Liabilities, net - 22.8%		51,488
Total Net Assets - 100.0%		$225,575

	Contracts	Unrealized Gain (Loss)

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2015 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $120,203)	1	$1,092
June 2015 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $128,906)	1	(298)
(Total Aggregate Value of Contracts $249,109)		$794

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT PROTECTION SOLD††,2
Index	Counterparty	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Upfront Premiums Received	Unrealized Depreciation
CDX.EM-23 Index	Barclays Bank plc	1.00%	06/20/20	$ 300,000	$ (269,625)	$ (29,503)	$ (872)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Repurchase Agreements — See Note 5.
2	Credit Default Swaps — See Note 7.
plc — Public Limited Company

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at value (cost $48,802)	$49,392
Repurchase agreements, at value (cost $124,695)	124,695
Total investments (cost $173,497)	174,087
Segregated cash with broker	82,285
Cash	104
Receivables:
Variation margin	508
Protection fees on credit default swaps	100
Total assets	257,084

Liabilities:
Unamortized upfront premiums received on credit default swaps	29,503
Unrealized depreciation on swap agreements	872
Payable for:
Management fees	203
Distribution and service fees	89
Transfer agent and administrative fees	68
Portfolio accounting fees	40
Miscellaneous	734
Total liabilities	31,509
Commitments and contingent liabilities (Note 15)	—
Net assets	$225,575

Net assets consist of:
Paid in capital	$699,888
Undistributed net investment income	5,111
Accumulated net realized loss on investments	(479,936)
Net unrealized appreciation on investments	512
Net assets	$225,575

A-Class:
Net assets	$38,764
Capital shares outstanding	1,902
Net asset value per share	$20.38
Maximum offering price per share (Net asset value divided by 95.25%)	$21.40

C-Class:
Net assets	$33,541
Capital shares outstanding	1,670
Net asset value per share	$20.08

H-Class:
Net assets	$153,270
Capital shares outstanding	7,554
Net asset value per share	$20.29

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income:
Dividends	$7,074
Interest	774
Total investment income	7,848

Expenses:
Management fees	40,426
Transfer agent and administrative fees	13,477
Distribution and service fees:
A-Class	6,779
C-Class	239
H-Class	6,641
Portfolio accounting fees	8,087
Registration fees	4,500
Tax expense	1,431
Custodian fees	626
Trustees’ fees*	584
Miscellaneous	3,145
Total expenses	85,935
Net investment loss	(78,087)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(13,328)
Swap agreements	(250,336)
Futures contracts	61,942
Net realized loss	(201,722)
Net change in unrealized appreciation (depreciation) on:
Investments	590
Swap agreements	(81,868)
Futures contracts	42,027
Net change in unrealized appreciation (depreciation)	(39,251)
Net realized and unrealized loss	(240,973)
Net decrease in net assets resulting from operations	$(319,060)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

EMERGING MARKETS BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Period Ended March 31, 2014[a]
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(78,087)	$(42,569)
Net realized gain (loss) on investments	(201,722)	34,169
Net change in unrealized appreciation (depreciation) on investments	(39,251)	39,763
Net increase (decrease) in net assets resulting from operations	(319,060)	31,363

Distributions to shareholders from:
Net investment income
A-Class	(7,457)	—
C-Class	(2,377)	—
H-Class	(181,291)	—
Total distributions to shareholders	(191,125)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	18,252,568	650,358
C-Class	1,144,653	10,789
H-Class	3,651,528	12,337,077
Distributions reinvested
A-Class	6,103	—
C-Class	2,377	—
H-Class	33,679	—
Cost of shares redeemed
A-Class	(18,413,103)	(147,681)
C-Class	(1,123,838)	(759)
H-Class	(8,907,076)	(6,792,278)
Net increase (decrease) from capital share transactions	(5,353,109)	6,057,506
Net increase (decrease) in net assets	(5,863,294)	6,088,869

Net assets:
Beginning of period	6,088,869	—
End of period	$225,575	$6,088,869
Undistributed net investment income at end of period	$5,111	$73,498

Capital share activity:
Shares sold
A-Class	689,810	25,874
C-Class	44,326	431
H-Class	149,092	490,331
Shares issued from reinvestment of distributions
A-Class	297	—
C-Class	117	—
H-Class	1,645	—
Shares redeemed
A-Class	(708,041)	(6,038)
C-Class	(43,173)	(31)
H-Class	(364,753)	(268,761)
Net increase (decrease) in shares	(230,680)	241,806

[a]	Since commencement of operations: October 8, 2013.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2015	Period Ended March 31, 2014[a]
Per Share Data
Net asset value, beginning of period	$25.17	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.36)	(.21)
Net gain (loss) on investments (realized and unrealized)	(.94)	.38
Total from investment operations	(1.30)	.17
Less distributions from:
Net investment income	(3.49)	—
Total distributions	(3.49)	—
Net asset value, end of period	$20.38	$25.17

Total Return[c]	(5.31%)	0.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39	$499
Ratios to average net assets:
Net investment income (loss)	(1.50%)	(1.78%)
Total expenses	1.71%	1.83%
Portfolio turnover rate	655%	—

C-Class	Year Ended March 31, 2015	Period Ended March 31, 2014[a]
Per Share Data
Net asset value, beginning of period	$25.09	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.45)	(.28)
Net gain (loss) on investments (realized and unrealized)	(1.07)	.37
Total from investment operations	(1.52)	.09
Less distributions from:
Net investment income	(3.49)	—
Total distributions	(3.49)	—
Net asset value, end of period	$20.08	$25.09

Total Return[c]	(6.19%)	0.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34	$10
Ratios to average net assets:
Net investment income (loss)	(1.85%)	(2.34%)
Total expenses	2.24%	2.39%
Portfolio turnover rate	655%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2015	Period Ended March 31, 2014[a]
Per Share Data
Net asset value, beginning of period	$25.18	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.39)	(.19)
Net gain (loss) on investments (realized and unrealized)	(1.01)	.37
Total from investment operations	(1.40)	.18
Less distributions from:
Net investment income	(3.49)	—
Total distributions	(3.49)	—
Net asset value, end of period	$20.29	$25.18

Total Return[c]	(5.74%)	0.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153	$5,580
Ratios to average net assets:
Net investment income (loss)	(1.64%)	(1.62%)
Total expenses	1.74%	1.64%
Portfolio turnover rate	655%	—

[a]	Since commencement of operations: October 8, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC. At March 31, 2015, the Trust consisted of fifty-two funds.

This report covers the Long Short Equity Fund, Event Driven and Distressed Strategies Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund (the “Funds”). Only A-Class, C-Class, H-Class and Institutional Class shares had been issued by the Funds.

The International Equity Funds and Fixed Income Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2015, afternoon NAV.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities or other assets.

THE RYDEX FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Repurchase agreements are valued at amortized cost, which approximates market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of OTC swap agreements and credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap's value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees.

Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments such factors may include, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather

60 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

C. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

E. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments insecurities at the fiscal period end, resulting from changes in exchange rates.

F. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

G. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

H. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

I. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

J. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties

THE RYDEX FUNDS ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (continued)

to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

The Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund use of derivative instruments provides leveraged exposure. Since these Funds’ investment strategies involve consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. In addition, as investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, this creates an opportunity for increased net income but, at the same time, additional leverage risk. The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile and riskier than if they had not been leveraged.

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to each Fund.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to

62 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by GI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at their annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Event Driven and Distressed Strategies Fund	0.90%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%
Emerging Markets Bond Strategy Fund	0.75%

RFS provides transfer agent and administrative services to the Funds for fees calculated at the annualized rate of 0.25% based on the average daily net assets of each Fund.

THE RYDEX FUNDS ANNUAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (continued)

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
Emerging Markets 2x Strategy Fund	0.15%
Inverse Emerging Markets 2x Strategy Fund	0.15%
Emerging Markets Bond Strategy Fund	0.15%
Remaining Funds
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

GI has contractually agreed to reduce fees and/or reimburse expenses for the Event Driven and Distressed Strategies Fund to the extent necessary to keep net operating expenses relative to the average daily net assets of A-Class, C-Class, H-Class, and Institutional Class shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends on securities sold short, and extraordinary expenses) from exceeding 1.90%, 2.65%, 1.90%, and 1.65%, respectively. The total annual fund operating expenses after fee waiver and/or expense reimbursement includes excluded expenses and, thus, from time to time may be higher than 1.90%, 2.65%, 1.90% and 1.65%, respectively. This agreement may be terminated only with the approval of the Fund’s Board of Trustees.

For the year ended March 31, 2015, GFD retained sales charges of $360,571 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1     —     quoted prices in active markets for identical assets or liabilities.

Level 2     —     significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3     —     significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

64 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ investments at March 31, 2015:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
Long Short Equity Fund	$42,943,121	$—	$3,303,585	$—	$—	$46,246,706
Event Driven and Distressed Strategies Fund	5,798,867	56,155	2,787,354	17,630	—	8,660,006
Emerging Markets 2x Strategy Fund	1,418,844	—	2,319,072	71,525	—	3,809,441
Inverse Emerging Markets 2x Strategy Fund	—	—	17,618,248	—	—	17,618,248
Emerging Markets Bond Strategy Fund	49,392	1,092	124,695	—	—	175,179

Liabilities
Long Short Equity Fund	$11,582,797	$—	$—	$—	$—	$11,582,797
Event Driven and Distressed Strategies Fund	—	—	—	2,040	—	2,040
Emerging Markets 2x Strategy Fund	—	11	—	—	—	11
Inverse Emerging Markets 2x Strategy Fund	—	106,907	—	475,806	—	582,713
Emerging Markets Bond Strategy Fund	—	298	—	872	—	1,170

*	Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2015, there were no transfers between levels.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2015, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.03%			0.00%
Due 04/01/15	$922,646,685	$922,647,454	02/15/24 - 05/15/44	$1,876,361,900	$941,099,692

RBC Capital Markets			U.S. Treasury Note
0.05%			2.13%
Due 04/01/15	141,000,000	141,000,196	12/31/21	92,325,000	95,818,749
			U.S. TIP Bond
			3.88%
			04/25/29	22,465,400	48,001,266

UMB Financial Corp.			U.S. Treasury Notes
0.03%			1.38% - 3.25%
Due 04/01/15	113,175,677	113,175,772	11/30/15 - 12/31/16	109,984,100	115,439,211

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while

THE RYDEX FUNDS ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (continued)

the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At March 31, 2015, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
Long Short Equity Fund	$566,423	$594,750
Event Driven and Distressed Strategies Fund	3,868	4,100
Emerging Markets 2x Strategy Fund	4,090	4,375

Cash collateral received was invested in the following joint repurchase agreements at March 31, 2015:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Fannie Mae Strips
0.10%			0.00%
Due 04/01/15	$390,741	$390,742	11/15/17 - 07/15/37	$435,798	$299,943
			Federal Farm Credit Bank
			0.19%
			06/12/17	98,607	98,620

BNP Paribas Securities Corp.			U.S. Treasury Note
0.10%			2.13%
Due 04/01/15	134,415	134,415	12/31/21	61,786	63,686
			U.S. Treasury Bond
			4.38%
			05/15/41	53,324	73,417

Barclays Capital Corp.			U.S. Treasury Strips
0.10%			0.00%
Due 04/01/15	69,380	69,380	05/15/20 - 05/15/44	107,329	63,769
			U.S. Treasury Bond
			4.75%
			02/15/41	4,870	6,999

There was also $8,690 in segregated cash held as collateral.

66 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

7. Disclosures about Credit Derivatives

In accordance with their principal investment strategies, the Event Driven and Distressed Strategies Fund and the Emerging Markets Bond Strategy Fund enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The tables on pages 30 and 54 included in the Schedules of Investments summarize the information with regard to sold protection on credit default swap contracts as of March 31, 2015.

8. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity	Leverage
Long Short Equity Fund	—	x	—
Event Driven and Distressed Strategies Fund	x	x	—
Emerging Markets 2x Strategy Fund	x	x	x
Inverse Emerging Markets 2x Strategy Fund	x	x	x
Emerging Markets Bond Strategy Fund	x	x	—

The following table represents the notional amount of derivative instruments outstanding as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund’s Net Assets on a daily basis
Fund	Long	Short
Event Driven and Distressed Strategies Fund*	130%	—
Emerging Markets 2x Strategy Fund	150%	—
Inverse Emerging Markets 2x Strategy Fund	—	200%
Emerging Markets Bond Strategy Fund*	120%	—

*
These Funds utilize a combination of interest rate and/or financial-linked derivatives to obtain exposure to their benchmarks. The gross derivative instrument exposure is 195% and 260% for the Event Driven and Distressed Strategies Fund and the Emerging Markets Bond Strategy Fund, respectively.

THE RYDEX FUNDS ANNUAL REPORT | 67

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2015:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2015:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at March 31, 2015
Event Driven and Distressed Strategies Fund	$23,371	$—	$32,784	$17,630	$73,785
Emerging Markets 2x Strategy Fund	—	71,525	—	—	71,525
Emerging Markets Bond Strategy Fund	—	—	1,092	—	1,092

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at March 31, 2015
Event Driven and Distressed Strategies Fund	$—	$2,040	$—	$—	$2,040
Emerging Markets 2x Strategy Fund	11	—	—	—	11
Inverse Emerging Markets 2x Strategy Fund	106,907	475,806	—	—	582,713
Emerging Markets Bond Strategy Fund	—	—	298	872	1,170

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

68 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2015:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Long Short Equity Fund	$(77,572)	$—	$—	$—	$(77,572)
Event Driven and Distressed Strategies Fund	(43,520)	(670,463)	153,470	136,805	(423,708)
Emerging Markets 2x Strategy Fund	(1,439,020)	(1,745,144)	—	—	(3,184,164)
Inverse Emerging Markets 2x Strategy Fund	204,831	(6,830,122)	—	—	(6,625,291)
Emerging Markets Bond Strategy Fund	—	—	61,942	(250,336)	(188,394)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contract	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Event Driven and Distressed Strategies Fund	$51,776	$46,978	$75,174	$(6,280)	$167,648
Emerging Markets 2x Strategy Fund	(11)	(146,150)	—	—	(146,161)
Inverse Emerging Markets 2x Strategy Fund	(107,821)	182,167	—	—	74,346
Emerging Markets Bond Strategy Fund	—	—	42,027	(81,868)	(39,841)

9. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 69

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Emerging Markets 2x Strategy Fund	Swap equity contracts	$71,525	$—	$71,525	$—	$—	$71,525

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Event Driven and Distressed Strategies Fund	Swap equity contracts	$2,040	$—	$2,040	$—	$2,040	$—
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	475,806	—	475,806	—	475,806	—

[1]	Exchange-traded futures and centrally cleared swaps are excluded from these reported amounts.

10. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.

For the year ended March 31, 2015, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Long Short Equity Fund	$3,412,264

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$—	$—	$—
Event Driven and Distressed Strategies Fund	430,324	10,067	440,391
Emerging Markets 2x Strategy Fund	—	—	—
Inverse Emerging Markets 2x Strategy Fund	—	—	—
Emerging Markets Bond Strategy Fund	191,125	—	191,125

The tax character of distributions paid during the year ended March 31, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$—	$—	$—
Event Driven and Distressed Strategies Fund	384,859	284,989	669,848
Emerging Markets 2x Strategy Fund	—	—	—
Inverse Emerging Markets 2x Strategy Fund	—	—	—
Emerging Markets Bond Strategy Fund	—	—	—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at March 31, 2015 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward and Other Losses
Long Short Equity Fund	$—	$—	$2,521,824	$(66,348,716)
Event Driven and Distressed Strategies Fund	122,230	—	161,322	(573,170)
Emerging Markets 2x Strategy Fund	53,210	—	(1,396,114)	(9,976,251)
Inverse Emerging Markets 2x Strategy Fund	—	—	(475,806)	(12,412,988)
Emerging Markets Bond Strategy Fund	5,111	—	(282)	(479,142)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 31, 2015, capital loss carryforwards for the Funds were as follows:

	Expires in	Expires in	Unlimited		Total Capital Loss
Fund	2017	2018	Short-Term	Long-Term	Carryforward
Long Short Equity Fund	$(46,806,630)	$(19,377,927)	$—	$—	$(66,184,557)
Event Driven and Distressed Strategies Fund	—	—	(573,170)	—	(573,170)
Emerging Markets 2x Strategy Fund	—	—	(8,556,910)	(1,419,341)	(9,976,251)
Inverse Emerging Markets 2x Strategy Fund	—	—	(12,245,496)	(60,930)	(12,306,426)
Emerging Markets Bond Strategy Fund	—	—	(479,142)	—	(479,142)

THE RYDEX FUNDS ANNUAL REPORT | 71

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to late year loss deferrals, losses deferred due to wash sales, tax treatment of payments from credit default swaps, utilization of earnings and profits on shareholder redemptions, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Long Short Equity Fund	$(427,755)	$427,755	$—
Event Driven and Distressed Strategies Fund	—	243,757	(243,757)
Emerging Markets 2x Strategy Fund	—	—	—
Inverse Emerging Markets 2x Strategy Fund	(212,905)	212,905	—
Emerging Markets Bond Strategy Fund	—	200,825	(200,825)

At March 31, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Long Short Equity Fund	$44,216,942	$2,915,050	$(885,286)	$2,029,764
Event Driven and Distressed Strategies Fund	8,440,489	221,324	(75,592)	145,732
Emerging Markets 2x Strategy Fund	5,205,556	—	(1,467,640)	(1,467,640)
Inverse Emerging Markets 2x Strategy Fund	17,618,248	—	—	—
Emerging Markets Bond Strategy Fund	173,497	685	(95)	590

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2015, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2015:

Fund	Ordinary	Capital
Long Short Equity Fund	$(164,159)	$—
Inverse Emerging Markets 2x Strategy Fund	(106,562)	—

72 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

11. Securities Transactions

For the year ended March 31, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$104,721,086	$102,948,756
Event Driven and Distressed Strategies Fund	12,346,347	6,652,528
Emerging Markets 2x Strategy Fund	280,598,502	277,856,900
Inverse Emerging Markets 2x Strategy Fund	—	—
Emerging Markets Bond Strategy Fund	1,353,305	1,291,175

12. Affiliated and/or Related Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2014 is available publicly or upon request. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

13. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 13, 2015. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2015. The Funds did not have any borrowings under this agreement at March 31, 2015.

The average daily balances borrowed for the year ended March 31, 2015, were as follows:

Fund	Average Daily Balance
Long Short Equity Fund	$6,994
Event Driven and Distressed Strategies Fund	10,007
Emerging Markets 2x Strategy Fund	57,931

14. Reverse Share Splits

A reverse share split occurred for the following Fund at the close of business:

Fund	Effective Date	Split Type
Emerging Markets 2x Strategy Fund	February 21, 2014	One-for-Five Reverse Split

The effect of the transaction was to divide the number of outstanding shares of the Fund by the respective split ratio, resulting in a corresponding increase in the NAV. The share transactions presented in the statements of changes in net assets and the per share data in the financial highlights for each of the periods presented through February 21, 2014, have been restated to reflect the reverse share split. There were no changes in net assets, results of operations or total return as a result of this transaction.

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NOTES TO FINANCIAL STATEMENTS (continued)

15. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 11-1510 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

The SLCFC appeals have been fully briefed, and oral argument in front of the U.S. Court of Appeals for the Second Circuit occurred on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former

74 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Lyondell shareholders under federal law for intentional fraudulent transfer. A third related action against the former Lyondell shareholders, Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, Adversary Proceeding No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), is pending as well.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Court held oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015. The Court has not yet issued decisions on these motions. Discovery has commenced in these lawsuits.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

16. Subsequent Event

H-Class Shares to be Redesignated P-Class Shares

Effective following the close of business on April 30, 2015, or such later date as may be determined appropriate by management (the “Redesignation Date”), all outstanding H-Class shares of the Guggenheim Event Driven and Distressed Strategies Fund and Guggenheim Long Short Equity Fund (collectively, the “Funds”), each of which is a separate series of Rydex Series Funds, will be redesignated as P-Class shares, and the Funds will no longer offer H-Class shares.

THE RYDEX FUNDS ANNUAL REPORT | 75

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Long Short Equity Fund, Event Driven and Distressed Strategies Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund (five of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (five of the series constituting the Rydex Series Funds) at March 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
May 21, 2015

76 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2015, the following fund had the corresponding percentage qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Event Driven and Distressed Strategies Fund	1.22%

Additionally, the following amount of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
Event Driven and Distressed Strategies Fund	1.22%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2015, the following fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying
Event Driven and Distressed Strategies Fund	0.00%	100.00%

With respect to the taxable year ended March 31, 2015, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

Event Driven and Distressed Strategies Fund
From long-term capital gains, subject to the 15% rate gains category:	$10,067

P-Class Share Information

P-Class shares of the Funds are offered primarily through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of P-Class shares of the Funds in investment products, programs or accounts. P-Class shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Funds reserves the right to modify their minimum investment amount and account balance requirements at any time, with or without prior notice to you.

Following the redesignation of outstanding H-Class shares, H-Class shareholders who currently have accounts held directly at Guggenheim Investments will not be permitted to purchase additional P-Class shares or exchange their P-Class shares for P-Class shares or any other share class of other Guggenheim Funds. Guggenheim Investments will be separately notifying these shareholders of their redemption and exchange options should they decide they do not want to hold P-Class shares upon the redesignation of their H-Class shares. H-Class shareholders should contact Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 with any questions about the redesignation of their H-Class shares.

No action is required of H-Class shareholders to effect the redesignation of their current H-Class shares.

For more information, or to request copies of the Funds’ prospectuses, call Client Services at 800.820.0888 or visiting guggenheiminvestments.com.

THE RYDEX FUNDS ANNUAL REPORT | 77

OTHER INFORMATION (Unaudited)(concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	221
Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, Nominating, and Investment and Performance Committees from 1998 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee from 1998 to present and Chairman of the Board from 2006 to 2014; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Vice Chairman of the Board of Trustees from 2010 to 2014; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).
Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

80 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

THE RYDEX FUNDS ANNUAL REPORT | 81

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report.  The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees: The aggregate Audit Fees billed by the registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended March 31, 2015 and March 31, 2014 were $744,325 and $694,276, respectively.

(b)            Audit Related Fees: The aggregate Audit Related Fees by the registrant’s principal accountant billed for the fiscal years ended March 31, 2015 and March 31, 2014 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub‑investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre‑approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended March 31, 2015 and March 31, 2014 were $36,750 and $35,000, respectively.

(c)            Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2015 and March 31, 2014 were $334,575 and $339,662, respectively.

(d)            All Other Fees: The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 31, 2015 and March 31, 2014 were $0 and $0, respectively.

(e)            The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings.  If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting.  There shall be no waivers of the pre-approval process.  No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)            The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $371,325 and $374,662, respectively.  These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)            All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee.  As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)            The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)            Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)                     A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	June 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	June 9, 2015

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Vice President and Treasurer

Date	June 9, 2015

* Print the name and title of each signing officer under his or her signature.